================================================================================



                       HOMESTAR MORTGAGE ACCEPTANCE CORP.,

                                    Company,


                             WELLS FARGO BANK, N.A.

                  Master Servicer and Securities Administrator,


                                       and


                                  HSBC BANK USA

                                     Trustee





                         POOLING AND SERVICING AGREEMENT

                            Dated as of March 1, 2004

                            ------------------------


                     Asset-Backed Pass-Through Certificates

                                  Series 2004-1


================================================================================



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                                                 TABLE OF CONTENTS

                                                                                                               PAGE

                                                     ARTICLE I
                                                    DEFINITIONS
Section 1.01.     Defined Terms...................................................................................3
         Accepted Master Servicing Practices......................................................................3
         Accrual Period...........................................................................................3
         Accrued Certificate Interest.............................................................................3
         Adjustable Rate Mortgage Loans...........................................................................3
         Advance..................................................................................................3
         Affiliate................................................................................................3
         Aggregate Stated Principal Balance.......................................................................4
         Agreement................................................................................................4
         Allocated Realized Loss Amount...........................................................................4
         Assignment...............................................................................................4
         Assignment Agreement.....................................................................................4
         Available Distribution Amount............................................................................4
         Balloon Loan.............................................................................................4
         Balloon Payment..........................................................................................5
         Bankruptcy Code..........................................................................................5
         Basic Principal Distribution Amount......................................................................5
         Basis Risk Shortfall.....................................................................................5
         Basis Risk Shortfall Carry-Forward Amount................................................................5
         Basis Risk Shortfall Reserve Fund........................................................................5
         Book-Entry Certificate...................................................................................5
         Business Day.............................................................................................5
         Cash Liquidation.........................................................................................5
         Cenlar...................................................................................................5
         Cenlar...................................................................................................5
         Certificate..............................................................................................6
         Certificate Account......................................................................................6
         Certificate Account Deposit Date.........................................................................6
         Certificateholder........................................................................................6
         Holder...................................................................................................6
         Certificate Margin.......................................................................................6
         Certificate Owner........................................................................................6
         Certificate Principal Balance............................................................................6
         Certificate Register.....................................................................................7
         Class....................................................................................................7
         Class A Certificate......................................................................................7
         Class A-1 Certificate....................................................................................7
         Class A Principal Distribution Amount....................................................................7
         Class A-2 Certificate....................................................................................7



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
         Class C Certificate......................................................................................7
         Class M Certificates.....................................................................................8
         Class M-1 Certificate....................................................................................8
         Class M-1 Principal Distribution Amount..................................................................8
         Class M-2 Certificate....................................................................................8
         Class M-2 Principal Distribution Amount..................................................................8
         Class M-3 Certificate....................................................................................9
         Class M-3 Principal Distribution Amount..................................................................9
         Class M-4 Certificate....................................................................................9
         Class M-4 Principal Distribution Amount..................................................................9
         Class M-5 Certificate...................................................................................10
         Class M-5 Principal Distribution Amount.................................................................10
         Class M-6 Certificate...................................................................................10
         Class M-6 Principal Distribution Amount.................................................................11
         Class M-7 Certificate...................................................................................11
         Class M-7 Principal Distribution Amount.................................................................11
         Class M-8 Certificate...................................................................................12
         Class M-8 Principal Distribution Amount.................................................................12
         Class P Certificate.....................................................................................12
         Class R Certificate.....................................................................................12
         Class R-1 Interest......................................................................................12
         Class R-2 Interest......................................................................................12
         Closing Date............................................................................................12
         Code....................................................................................................12
         Collateral Value........................................................................................12
         Commission..............................................................................................13
         Company.................................................................................................13
         Compensating Interest...................................................................................13
         Corridor Contract Counterparty..........................................................................13
         Corridor Contract.......................................................................................13
         Corporate Trust Office..................................................................................13
         Corresponding Certificate...............................................................................13
         Curtailment.............................................................................................14
         Custodial Account.......................................................................................14
         Custodial Agreement.....................................................................................14
         Custodian...............................................................................................14
         Cut-off Date............................................................................................14
         Deficient Valuation.....................................................................................14
         Definitive Certificate..................................................................................14
         Deleted Mortgage Loan...................................................................................14
         Depository..............................................................................................14
         Depository Participant..................................................................................15
         Determination Date......................................................................................15
         Disqualified Organization...............................................................................15
         Distribution Date.......................................................................................15
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

         Due Date................................................................................................15
         Due Period..............................................................................................15
         EDGAR...................................................................................................15
         Eligible Account........................................................................................15
         Event of Default........................................................................................16
         Exchange Act............................................................................................16
         Extra Principal Distribution Amount.....................................................................16
         Fannie Mae..............................................................................................16
         FDIC....................................................................................................16
         Fitch Ratings...........................................................................................16
         Fixed Rate Mortgage Loans...............................................................................16
         Freddie Mac.............................................................................................16
         Funding Date............................................................................................16
         Indenture...............................................................................................16
         Initial Certificate Principal Balance...................................................................16
         Initial Notional Amount.................................................................................17
         Insurance Policy........................................................................................17
         Insurance Proceeds......................................................................................17
         Interest Carry Forward Amount...........................................................................17
         Interest Determination Date.............................................................................17
         Interest Remittance Amount..............................................................................17
         Late Collections........................................................................................17
         LIBOR...................................................................................................17
         LIBOR Business Day......................................................................................17
         Liquidated Mortgage Loan................................................................................18
         Liquidation Proceeds....................................................................................18
         Loan-to-Value Ratio.....................................................................................18
         Lost Note Affidavit.....................................................................................18
         Majority Class C Certificateholder......................................................................18
         Marker Rate.............................................................................................18
         Master Servicer.........................................................................................18
         Master Servicing Fees...................................................................................18
         Master Servicing Fee Rate...............................................................................18
         Maximum Uncertificated Accrued Interest Deferral Amount.................................................19
         MERS....................................................................................................19
         MERS(R)System............................................................................................19
         MIN.....................................................................................................19
         MOM Loan................................................................................................19
         Monthly Payment.........................................................................................20
         Moody's.................................................................................................20
         Mortgage................................................................................................20
         Mortgage File...........................................................................................20
         Mortgage Loan...........................................................................................20
         Mortgage Loan Purchase Agreement........................................................................20
         Mortgage Loan Schedule..................................................................................20



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

         Mortgage Note...........................................................................................22
         Mortgage Rate...........................................................................................22
         Mortgaged Property......................................................................................22
         Mortgagor...............................................................................................22
         Net Liquidation Proceeds................................................................................22
         Net Mortgage Rate.......................................................................................22
         Net Monthly Excess Cashflow.............................................................................22
         Net Prepayment Interest Shortfall.......................................................................22
         Net WAC Rate............................................................................................22
         NIMS Insurer............................................................................................23
         Nonrecoverable Advance..................................................................................23
         Non-United States Person................................................................................23
         Notional Amount.........................................................................................23
         Offered Certificates....................................................................................23
         Officers' Certificate...................................................................................23
         Opinion of Counsel......................................................................................23
         Option One..............................................................................................23
         Option One..............................................................................................24
         Optional Termination Date...............................................................................24
         OTS.....................................................................................................24
         Outstanding Mortgage Loan...............................................................................24
         Overcollateralization Deficiency Amount.................................................................24
         Overcollateralization Target Amount.....................................................................24
         Overcollateralized Amount...............................................................................24
         Ownership Interest......................................................................................24
         Pass-Through Rate.......................................................................................24
         Percentage Interest.....................................................................................26
         Permitted Investment....................................................................................26
         Permitted Transferee....................................................................................27
         Person..................................................................................................27
         Prepayment Assumption...................................................................................27
         Prepayment Charge.......................................................................................27
         Prepayment Interest Shortfall...........................................................................27
         Prepayment Period.......................................................................................28
         Primary Hazard Insurance Policy.........................................................................28
         Primary Insurance Policy................................................................................28
         Principal Distribution Amount...........................................................................28
         Principal Prepayment....................................................................................28
         Principal Prepayment in Full............................................................................28
         Principal Remittance Amount.............................................................................28
         Prospectus Supplement...................................................................................28
         Protected Account.......................................................................................28
         Purchase Price..........................................................................................28
         Qualified Insurer.......................................................................................29
         Qualified Substitute Mortgage Loan......................................................................29



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
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
         Radian..................................................................................................29
         Radian Lender-Paid PMI Loans............................................................................29
         Radian Lender-Paid PMI Policy...........................................................................29
         Radian Lender-Paid PMI Rate.............................................................................30
         Rating Agency...........................................................................................30
         Realized Loss...........................................................................................30
         Record Date.............................................................................................30
         Regular Certificate.....................................................................................30
         Relief Act..............................................................................................30
         Relief Act Interest Shortfall...........................................................................30
         REMIC...................................................................................................31
         REMIC 1.................................................................................................31
         REMIC 1 Interest Loss Allocation Amount.................................................................31
         REMIC 1 Overcollateralized Amount.......................................................................31
         REMIC 1 Principal Loss Allocation Amount................................................................31
         REMIC 1 Overcollateralization Target Amount.............................................................32
         REMIC 1 Regular Interest LT-AA..........................................................................32
         REMIC 1 Regular Interest LT-A...........................................................................32
         REMIC 1 Regular Interest LT-M1..........................................................................32
         REMIC 1 Regular Interest LT-M2..........................................................................32
         REMIC 1 Regular Interest LT-M3..........................................................................33
         REMIC 1 Regular Interest LT-M4..........................................................................33
         REMIC 1 Regular Interest LT-M5..........................................................................33
         REMIC 1 Regular Interest LT-M6..........................................................................33
         REMIC 1 Regular Interest LT-M7..........................................................................33
         REMIC 1 Regular Interest LT-M8..........................................................................33
         REMIC 1 Regular Interest LT-P...........................................................................34
         REMIC 1 Regular Interest LT-ZZ..........................................................................34
         REMIC 1 Regular Interests...............................................................................34
         REMIC 2.................................................................................................34
         REMIC Provisions........................................................................................34
         REMIC Regular Interest..................................................................................34
         Remittance Report.......................................................................................34
         REO Acquisition.........................................................................................34
         REO Disposition.........................................................................................34
         REO Imputed Interest....................................................................................35
         REO Proceeds............................................................................................35
         REO Property............................................................................................35
         Request for Release.....................................................................................35
         Residual Interest.......................................................................................35
         Responsible Officer.....................................................................................35
         Securities Administrator................................................................................35
         Seller..................................................................................................35
         Servicer................................................................................................35
         Servicing Advances......................................................................................36



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

         Servicing Agreements....................................................................................36
         Servicing Fee...........................................................................................36
         Servicing Fee Rate......................................................................................36
         Servicing Officer.......................................................................................36
         Single Certificate......................................................................................36
         Standard & Poor's.......................................................................................36
         Startup Day.............................................................................................36
         Stated Principal Balance................................................................................36
         Stepdown Date...........................................................................................37
         Subservicer.............................................................................................37
         Subservicer Remittance Date.............................................................................37
         Subservicing Agreement..................................................................................37
         Substitution Adjustment.................................................................................37
         Tax Returns.............................................................................................37
         Transfer................................................................................................38
         Transferor..............................................................................................38
         Trigger Event...........................................................................................38
         Trust Fund..............................................................................................38
         Trustee.................................................................................................38
         Uncertificated Accrued Interest.........................................................................39
         Uncertificated Principal Balance........................................................................39
         Uncertificated Pass-Through Rate........................................................................39
         Uncertificated REMIC 1 Pass-Through Rate................................................................39
         Underwriter.............................................................................................39
         Uninsured Cause.........................................................................................39
         United States Person....................................................................................39
         Voting Rights...........................................................................................40
         Weighted Average Net Mortgage Rate......................................................................40
Section 1.02      Determination of LIBOR.........................................................................40
Section 1.03      Allocation of Certain Interest Shortfalls......................................................41
Section 1.04      Rights of the NIMS Insurer.....................................................................42

                                                    ARTICLE II
                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES
Section 2.01.     Conveyance of Mortgage Loans...................................................................43
Section 2.02.     Acceptance of the Trust Fund by the Trustee....................................................46
Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the
                  Company........................................................................................48
Section 2.04.     Assignment of Interest in the Mortgage Loan Purchase Agreement.................................51
Section 2.05.     Issuance of Certificates; Conveyance of REMIC Regular Interests and Acceptance
                  of REMIC 1 and REMIC 2 by the Trustee..........................................................52
Section 2.06.     ...............................................................................................53




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

                                                    ARTICLE III
                                           ADMINISTRATION AND SERVICING
                                                 OF THE TRUST FUND
Section 3.01.     Administration and Servicing of Mortgage Loans.................................................55
Section 3.02      REMIC-Related Covenants........................................................................57
Section 3.03      Monitoring of Servicer.........................................................................57
Section 3.04      Fidelity Bond..................................................................................58
Section 3.05      Power to Act; Procedures.......................................................................58
Section 3.06      Due-on-Sale Clauses; Assumption Agreements.....................................................59
Section 3.07      Release of Mortgage Files......................................................................59
Section 3.08      Documents, Records and Funds in Possession of Master Servicer To Be Held for
                  Trustee........................................................................................60
Section 3.09      Standard Hazard Insurance and Flood Insurance Policies.........................................61
Section 3.10      Presentment of Claims and Collection of Proceeds...............................................61
Section 3.11      Maintenance of the Primary Mortgage Insurance Policies.........................................62
Section 3.12      Trustee to Retain Possession of Certain Insurance Policies and Documents.......................62
Section 3.13      Realization Upon Defaulted Mortgage Loans......................................................63
Section 3.14      Compensation for the Master Servicer...........................................................63
Section 3.15      REO Property...................................................................................63
Section 3.16.     Protected Accounts.............................................................................64
Section 3.17      Custodial Account..............................................................................65
Section 3.18      Permitted Withdrawals and Transfers from the Custodial Account.................................66
Section 3.19.     Certificate Account............................................................................67
Section 3.20      Permitted Withdrawals and Transfers from the Certificate Account...............................68
Section 3.21      Annual Officer's Certificate as to Compliance..................................................69
Section 3.22      Annual Independent Accountant's Servicing Report...............................................70
Section 3.23      Reports Filed with Securities and Exchange Commission..........................................70
Section 3.24      UCC............................................................................................71
Section 3.25      Optional Purchase of Defaulted Mortgage Loans..................................................71
Section 3.26.     The Corridor Contract..........................................................................72

                                                    ARTICLE IV
                                          PAYMENTS TO CERTIFICATEHOLDERS
Section 4.01.     Distributions..................................................................................73
Section 4.02.     Statements to Certificateholders...............................................................77
Section 4.03.     Remittance Reports; Advances by the Master Servicer............................................80
Section 4.04.     Distributions on the REMIC Regular Interests...................................................81
Section 4.05.     Allocation of Realized Losses..................................................................82
Section 4.06.     Information Reports to Be Filed by the Servicer................................................84
Section 4.07.     Compliance with Withholding Requirements.......................................................84
Section 4.08.     Basis Risk Shortfall Reserve Fund..............................................................84

                                                     ARTICLE V
                                                 THE CERTIFICATES
Section 5.01.     The Certificates...............................................................................86
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

Section 5.02.     Registration of Transfer and Exchange of Certificates..........................................87
Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates..............................................92
Section 5.04.     Persons Deemed Owners..........................................................................93
Section 5.05.     Rule 144A Information..........................................................................93

                                                    ARTICLE VI
                                        THE COMPANY AND THE MASTER SERVICER
Section 6.01.     Liability of the Company and the Master Servicer...............................................94
Section 6.02.     Merger, Consolidation or Conversion of the Company or the Master Servicer......................94
Section 6.03.     Limitation on Liability of the Company, the Master Servicer, the Securities
                  Administrator and Others.......................................................................94
Section 6.04.     Limitation on Resignation of the Master Servicer...............................................95
Section 6.05.     Sale and Assignment of Master Servicing........................................................95

                                                    ARTICLE VII
                                                      DEFAULT
Section 7.01.     Events of Default..............................................................................97
Section 7.02.     Trustee to Act; Appointment of Successor.......................................................98
Section 7.03.     Notification to Certificateholders............................................................100
Section 7.04.     Waiver of Events of Default...................................................................100
Section 7.05.     List of Certificateholders....................................................................100

                                                   ARTICLE VIII
                                CONCERNING THE TRUSTEE AND SECURITIES ADMINISTRATOR
Section 8.01.     Duties of Trustee.............................................................................101
Section 8.02.     Certain Matters Affecting the Trustee and the Securities Administrator........................102
Section 8.03.     Trustee and Securities Administrator Not Liable for Certificates or Mortgage
Loans...........................................................................................................104
Section 8.04.     Trustee and Securities Administrator May Own Certificates.....................................104
Section 8.05.     Trustee's and Securities Administrator's Fees.................................................104
Section 8.06.     Eligibility Requirements for Trustee and the Securities Administrator.........................105
Section 8.07.     Resignation and Removal of the Trustee........................................................105
Section 8.08.     Successor Trustee and Successor Securities Administrator......................................106
Section 8.09.     Merger or Consolidation of Trustee or Securities Administrator................................107
Section 8.10.     Appointment of Co-Trustee or Separate Trustee.................................................107

                                                    ARTICLE IX
                                                    TERMINATION
Section 9.01.     Termination Upon Repurchase or Liquidation of All Mortgage Loans or upon
                  Purchase of Certificates......................................................................109
Section 9.02.     Termination of REMIC 2........................................................................111
Section 9.03.     Additional Termination Requirements...........................................................111

                                                     ARTICLE X
                                                 REMIC PROVISIONS



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

Section 10.01.    REMIC Administration..........................................................................113
Section 10.02.    Prohibited Transactions and Activities........................................................116
Section 10.03.    Master Servicer, Securities Administrator and Trustee Indemnification.........................116


                                                    ARTICLE XI
                                             MISCELLANEOUS PROVISIONS
Section 11.01.    Amendment.....................................................................................117
Section 11.02.    Recordation of Agreement; Counterparts........................................................118
Section 11.03.    Limitation on Rights of Certificateholders....................................................118
Section 11.04.    Governing Law.................................................................................119
Section 11.05.    Notices.......................................................................................119
Section 11.06.    Severability of Provisions....................................................................120
Section 11.07.    Successors and Assigns........................................................................120
Section 11.08.    Article and Section Headings..................................................................120
Section 11.09.    Notice to Rating Agencies and the NIMS Insurer................................................120
Section 11.10.    Third Party Rights............................................................................121

Signatures
Acknowledgments

Exhibit A         Form of Class A Certificate
Exhibit B-1       Form of Class M Certificate
Exhibit B-2       Form of Class C Certificate
Exhibit B-3       Form of Class P Certificate
Exhibit B-4       Form of Class R Certificate
Exhibit C         Form of Trustee Initial Certification
Exhibit D         Form of Trustee Final Certification
Exhibit E         Form of Remittance Report
Exhibit F         Request for Release
Exhibit G-1       Form of Investor Representation Letter
Exhibit G-2       Form of Transferor Representation Letter
Exhibit G-3       Form of Rule 144A Investment Representation
Exhibit G-4       Transferor Certificate for Transfers of Residual Certificates
Exhibit G-5       Transfer Affidavit and Agreement for Transfers of Residual Certificates
Exhibit H         Mortgage Loan Schedule
Exhibit I         [Reserved]
Exhibit J         [Reserved]
Exhibit K         Assignment Agreement
Exhibit L-1       Form 10-K Certification
Exhibit L-2       Form 10-K Back-up Certification (Master Servicer)
Exhibit L-3       Form 10-K Back-up Certification (Trustee)
Exhibit M-1       Form of Servicing Agreement
Exhibit M-2       Form of Servicing Agreement
Exhibit N         Form of Custodial Agreement



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
Exhibit O         [Reserved]
Exhibit P         Form of Mortgage Loan Purchase Agreement

         This Pooling and Servicing Agreement, dated and effective as of March 1, 2004, is entered into among Homestar Mortgage Acceptance Corp., as company (the "Company"),Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), and HSBC Bank USA, as trustee (the "Trustee").

                             PRELIMINARY STATEMENT:

         The Company intends to sell pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund created hereunder. The Certificates will consist of twelve classes of certificates, designated as (i) the Class A-1 and Class A-2 Certificates, (ii) the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, (iii) the Class C Certificates, (iv) the Class P Certificates and (v) the Class R Certificates.

                                     REMIC 1
                                     -------

         As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Trust Fund (exclusive of the Basis Risk Shortfall Reserve Fund and the Corridor Contract) as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 1". The Class R-1 Interest will represent the sole class of "residual interests" in REMIC 1 for purposes of the REMIC Provisions.

         The following table irrevocably sets forth the designation, the Uncertificated REMIC 1 Pass- Through Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC 1 Regular Interests. None of the REMIC 1 Regular Interests will be certificated.



                                                                  Initial
                         Uncertificated REMIC 1               Uncertificated       Assumed Final
    DESIGNATION            PASS-THROUGH RATE                 PRINCIPAL BALANCE     MATURITY DATE(1)
    -----------            -----------------                 -----------------     ----------------
       LT-AA                      (2)                   $ 303,515,706.61            February 25, 2034
       LT-A1                      (2)                   $   2,565,790.00            February 25, 2034
       LT-A2                      (2)                   $     285,090.00            February 25, 2034
       LT-M1                      (2)                   $      52,650.00            February 25, 2034
       LT-M2                      (2)                   $      46,450.00            February 25, 2034
       LT-M3                      (2)                   $      30,970.00            February 25, 2034
       LT-M4                      (2)                   $      23,230.00            February 25, 2034
       LT-M5                      (2)                   $      15,490.00            February 25, 2034
       LT-M6                      (2)                   $      30,970.00            February 25, 2034
       LT-M7                      (2)                   $      15,480.00            February 25, 2034
       LT-M8                      (2)                   $      15,490.00            February 25, 2034
       LT-ZZ                      (2)                   $   3,112,588.10            February 25, 2034

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

       LT-P                       (2)                   $         100.00            February 25, 2034

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest possible maturity date has been designated as the "latest possible maturity date" for each REMIC 1 Regular Interest.
(2) Calculated in accordance with the definition of "Uncertificated REMIC 1 Pass-Through Rate" herein.

                                     REMIC 2
                                     -------

         As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the REMIC 1 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 2". The Class R-2 Interest will represent the sole class of "residual interests" in REMIC 2 for purposes of the REMIC Provisions.

         The following table irrevocably sets forth the Class designation, Pass-Through Rate and Initial Certificate Principal Balance for each Class of Certificates that represents one or more of the "regular interests" in REMIC 2 created hereunder:

&&&
                                    Initial Certificate                                        Assumed Final
      Class Designation              Principal Balance            Pass-Through Rate           Maturity Date(1)
      -----------------              -----------------            -----------------           ----------------
             A-1                     $   256,579,000.00             Variable(2)               February 25, 2034
             A-2                     $    28,509,000.00             Variable(2)               February 25, 2034
             M-1                     $     5,265,000.00             Variable(2)               February 25, 2034
             M-2                     $     4,645,000.00             Variable(2)               February 25, 2034
             M-3                     $     3,097,000.00             Variable(2)               February 25, 2034
             M-4                     $     2,323,000.00             Variable(2)               February 25, 2034
             M-5                     $     1,549,000.00             Variable(2)               February 25, 2034
             M-6                     $     3,097,000.00             Variable(2)               February 25, 2034
             M-7                     $     1,548,000.00             Variable(2)               February 25, 2034
             M-8                     $     1,549,000.00             Variable(2)               February 25, 2034
              C                      $     1,548,904.70(3)          Variable(2)               February 25, 2034
              P                      $           100.00                (4)                    February 25, 2034

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date in the month following the maturity date for the Mortgage Loan with the latest possible maturity date has been designated as the "latest possible maturity date" for each REMIC 1 Regular Interest.
(2) Calculated in accordance with the definition of "Pass-Through Rate" herein.
(3) The Class C Certificates will accrue interest at their variable Pass-Through Rate on the Notional Amount of the Class C Certificates outstanding from time to time which shall equal the aggregate of the Uncertificated Principal Balances of the REMIC 1 Regular Interests (other than REMIC 1 Regular Interest LT-P). The Class C Certificates will not accrue interest on their Certificate Principal Balance.
(4)      The Class P Certificates do not accrue interest.

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.01. Defined Terms.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations in respect of interest on the Class A Certificates, the Class M Certificates, the Class C Certificates and the REMIC 1 Regular Interests shall be made on the basis of a 360-day year consisting of the actual number of days in the related Accrual Period. The Class P Certificates and the Class R Certificates do not accrue interest.

         "Accepted Master Servicing Practices": With respect to any Mortgage Loan, as applicable, either (x) those customary mortgage master servicing practices of prudent mortgage master servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee or the Master Servicer (except in its capacity as successor to the Servicer), or (y) as provided in this Agreement, to the extent applicable to the Master Servicer, but in no event below the standard set forth in clause (x).

         "Accrual Period": With respect to any Distribution Date and the Offered Certificates, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day immediately preceding the current Distribution Date. With respect to any Distribution Date and the Class C Certificates, the calendar month preceding the month in which such Distribution Date occurs. The Class R Certificates and Class P Certificates will not accrue any interest and therefore have no Accrual Period.

         "Accrued Certificate Interest": With respect to the Class A, Class M and Class C Certificates and any Distribution Date, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance (or Notional Amount in the case of the Class C Certificates) of such Class immediately prior to such Distribution Date, in each case, reduced by any Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls (allocated to such Certificate as set forth in Section 1.03). The Accrued Certificate Interest on the Class A, Class M and Class C Certificates will be calculated on the basis of a 360-day year and the actual number of days in the related Accrual Period.

         "Adjustable Rate Mortgage Loans": The Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate which is adjustable at any point during the life of the related Mortgage, including any Mortgage Loans delivered in replacement thereof.

         "Advance": As to any Mortgage Loan, any advance made by the Servicer or the Master Servicer on any Distribution Date pursuant to Section 4.03.

         "Affiliate": With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         "Aggregate Stated Principal Balance": As of any date of determination, the aggregate Stated Principal Balance of the Mortgage Loans.

         "Agreement": This Pooling and Servicing Agreement and all amendments hereof.

         "Allocated Realized Loss Amount": With respect to any Distribution Date and any Class of Class A-2 Certificates and Class M Certificates, an amount equal to the sum of any Realized Loss allocated to that class of Certificates on that Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from any previous Distribution Date.

         "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect a record the sale of the Mortgage.

         "Assignment Agreement": The Assignment, Assumption and Recognition Agreement, dated as of the Closing Date, among the Company, the Trustee and the Seller, whereby the Servicing Agreements are being assigned to the Trust, and attached hereto as Exhibit K.

         "Available Distribution Amount": With respect to any Distribution Date, an amount equal to the aggregate of the following amounts with respect to the Mortgage Loans: (a) all previously undistributed payments on account of principal and all previously undistributed payments on account of interest received after the Cut-off Date and on or prior to the related Determination Date, (b) any Advances and Compensating Interest paid by the Servicers or the Master Servicer with respect to such Distribution Date and (c) any reimbursed amount in connection with losses on investments of deposits in an account, except: (i) all payments that were due on or before the Cut-off Date; (ii) all Principal Prepayments, Liquidation Proceeds and Subsequent Recoveries received after the applicable Prepayment Period; (iii) all payments, other than Principal Prepayments, that represent early receipt of scheduled payments due on a date or dates subsequent to the related Due Date; (iv) amounts received on particular Mortgage Loans as late payments of principal or interest and respecting which, and to the extent that, there are any unreimbursed Advances; (v) any investment earnings on amounts on deposit in the Custodial Account and the Certificate Account and amounts permitted to be withdrawn from the Custodial Account and the Certificate Account pursuant to this Agreement; (vi) amounts needed to pay the Servicing Fees and Master Servicing Fees or to reimburse the Servicer or the Master Servicer for amounts due under the applicable Servicing Agreement and the Agreement to the extent such amounts have not been retained by, or paid previously to, the Servicer or the Master Servicer; (vii) to pay any fees with respect to the Radian Lender-Paid PMI Policy; and (viii) any amounts reimbursable to the Trustee, the Securities Administrator and the Custodian pursuant to this Agreement.

         "Balloon Loan": Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having an original term to maturity that is shorter than the related amortization term.

         "Balloon Payment": With respect to any Balloon Loan, the payment due on the stated maturity date of such Balloon Loan.

         "Bankruptcy Code":  The Bankruptcy Code of 1978, as amended.

         "Basic Principal Distribution Amount": With respect to any Distribution Date, the Principal Remittance Amount for such Distribution Date.

         "Basis Risk Shortfall": With respect to any Class of Offered Certificates, on each Distribution Date where clause (ii) of the definition of "Pass-Through Rate" is less than clause (i) of the definition of "Pass-Through Rate", the excess, if any, of (x) the aggregate Accrued Certificate Interest thereon for such Distribution Date calculated pursuant to the lesser of clause
(i) of the definition of "Pass-Through Rate" over (y) interest accrued on the Mortgage Loans at the Net WAC Rate.

         "Basis Risk Shortfall Carry-Forward Amount": With respect to each class of Offered Certificates and any Distribution Date, as determined separately for each such class of Offered Certificates, an amount equal to the aggregate amount of Basis Risk Shortfall for such Certificates on such Distribution Date, plus any unpaid Basis Risk Shortfall for such class of Certificates from prior Distribution Dates, plus interest thereon at the Pass-Through Rate for such Distribution Date, to the extent previously unreimbursed by the Net Monthly Excess Cashflow or the Corridor Contract.

         "Basis Risk Shortfall Reserve Fund": A reserve fund established by the Securities Administrator on behalf of the Trustee for the benefit of the Holders of the Offered Certificates. The Basis Risk Shortfall Reserve Fund is an "outside reserve fund" within the meaning of Treasury regulation Section 1.860G-2(h), which is not an asset of any REMIC, ownership of which is evidenced by the Class C Certificates, and which is established and maintained pursuant to
Section 4.08.

         "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

         "Business Day": Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking institutions in the jurisdiction in which the Trustee, the Master Servicer, the Servicer, any Subservicer or the Securities Administrator is located are authorized or obligated by law or executive order to be closed.

         "Cash Liquidation": As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         "Cenlar": Cenlar FSB.

         "Cenlar Servicing Agreement": The Servicing Agreement dated March 5, 2004, between the

Company as owner and the Home Star Mortgage Services LLC as servicer.

         "Certificate": Any Class A, Class M, Class C, Class P or Class R Certificate.

         "Certificate Account": The trust account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "HSBC Bank USA, in trust for registered holders of Homestar Mortgage Acceptance Corp., Asset-Backed Pass-Through Certificates, Series 2004-1 ", and which account or accounts must each be an Eligible Account.

         "Certificate Account Deposit Date": With respect to any Distribution Date, the Business Day immediately preceding such Distribution Date.

         "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that only a Permitted Transferee shall be a holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Company or the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which such Certificate is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in
Section 11.01. The Trustee, the Securities Administrator and the NIMS Insurer shall be entitled to rely upon a certification of the Company or the Master Servicer in determining if any Certificates are registered in the name of the respective affiliate. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; PROVIDED, HOWEVER, that the Trustee, the Securities Administrator and the NIMS Insurer shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

         "Certificate Margin": With respect to the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates and solely for the purposes of the definition of Marker Rate and Maximum Uncertificated Accrued Interest Deferral Amount, the REMIC I Regular Interests (other than REMIC I Regular Interests LT-AA, LT-ZZ and LT-P), on any Distribution Date prior to the Optional Termination Date, 0.320%, 0.420%, 0.530%, 0.560%, 0.630%, 1.050%, 1.150%, 1.350%, 1.700% and 1.800% per annum, respectively, and on any Distribution Date on and after the Optional Termination Date, 0.640%, 0.840%, 0.795%, 0.840%, 0.945%, 1.575%, 1.725%, 2.025%, 2.550% and
2.700% per annum, respectively.

         "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

         "Certificate Principal Balance": With respect to any Class of Class A Certificates or Class M Certificates immediately prior to any Distribution Date, the Initial Certificate Principal Balance thereof, plus any Subsequent Recoveries added to the Certificate Principal Balance of such

Certificate, reduced by the sum of (a) all amounts actually distributed in respect of principal of such Class and, (b) in the case of a Class A-2 Certificate or Class M Certificate, Realized Losses allocated thereto on all prior Distribution Dates. With respect to the Class C Certificates as of any date of determination, an amount equal to the excess, if any, of (A) the then aggregate Uncertificated Principal Balances of the REMIC 1 Regular Interests over (B) the then aggregate Certificate Principal Balances of the Class A Certificates, the Class M Certificates and the Class P Certificates then outstanding.

         "Certificate Register": The register maintained pursuant to Section
5.02.

         "Class": Collectively, all of the Certificates bearing the same designation.

         "Class A Certificate": Class A-1 Certificates or Class A-2
Certificates.

         "Class A-1 Certificate": Any one of the Class A-1 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Securities Administrator and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein and therein and evidencing (i) a REMIC Regular Interest in REMIC 2 and (ii) the right to receive the related Basis Risk Shortfall Carry-Forward Amount from the Basis Risk Shortfall Reserve Fund.

         "Class A Principal Distribution Amount": For any applicable Distribution Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the Aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by approximately 84.10% and (b) the amount, if any, by which (i) the Aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) the Overcollateralization Target Amount.

         "Class A-2 Certificate": Any one of the Class A-2 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A, executed by the Securities Administrator and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein and therein and evidencing (i) a REMIC Regular Interest in REMIC 2 and (ii) the right to receive the related Basis Risk Shortfall Carry-Forward Amount from the Basis Risk Shortfall Reserve Fund.

         "Class C Certificate": Any one of the Class C Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-2, executed by the Securities Administrator and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 2.

         "Class M Certificates": The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates.

         "Class M-1 Certificate": Any one of the Class M-1 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Securities Administrator and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein and therein and evidencing (i) a REMIC Regular Interest in REMIC 2 and (ii) the right to receive the related Basis Risk Shortfall Carry-Forward Amount from the Basis Risk Shortfall Reserve Fund.

         "Class M-1 Principal Distribution Amount": For any applicable Distribution Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the Aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by approximately 87.50% and (b) the amount, if any, by which
(i) the Aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) the Overcollateralization Target Amount.

         "Class M-2 Certificate": Any one of the Class M-2 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Securities Administrator and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein and therein and evidencing (i) a REMIC Regular Interest in REMIC 2 and (ii) the right to receive the related Basis Risk Shortfall Carry-Forward Amount from the Basis Risk Shortfall Reserve Fund.

         "Class M-2 Principal Distribution Amount": For any applicable Distribution Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates and Class M-1 Certificates (after taking into account the distribution of the Class A and Class M-1 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the Aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by approximately 90.50% and (b) the amount, if any, by which (i) the Aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) the Overcollateralization Target Amount.

         "Class M-3 Certificate": Any one of the Class M-3 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Securities Administrator and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein and therein and evidencing (i) a REMIC Regular Interest in REMIC 2 and (ii) the right to receive the related Basis Risk Shortfall Carry-Forward Amount from the Basis Risk Shortfall Reserve Fund.

         "Class M-3 Principal Distribution Amount": For any applicable Distribution Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the distributions of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the Aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by 92.50% and (a) the amount, if any, by which (i) the Aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) the Overcollateralization Target Amount.

         "Class M-4 Certificate": Any one of the Class M-4 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Securities Administrator and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein and therein and evidencing (i) a REMIC Regular Interest in REMIC 2 and (ii) the right to receive the related Basis Risk Shortfall Carry-Forward Amount from the Basis Risk Shortfall Reserve Fund.

         "Class M-4 Principal Distribution Amount": For any applicable Distribution Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal

Balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the Aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by 94.00% and (b) the amount, if any, by which (i) the Aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) the Overcollateralization Target Amount.

         "Class M-5 Certificate": Any one of the Class M-5 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Securities Administrator and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein and therein and evidencing (i) a REMIC Regular Interest in REMIC 2 and (ii) the right to receive the related Basis Risk Shortfall Carry-Forward Amount from the Basis Risk Shortfall Reserve Fund.

         "Class M-5 Principal Distribution Amount": For any applicable Distribution Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of
(a) the Aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by 95.00% and (b) the amount, if any, by which (i) the Aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) the Overcollateralization Target Amount.

         "Class M-6 Certificate": Any one of the Class M-6 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Securities Administrator and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein and therein and evidencing (i) a REMIC Regular Interest in REMIC 2 and (ii) the right to receive the related Basis Risk Shortfall Carry-Forward Amount from the Basis Risk Shortfall Reserve Fund.

         "Class M-6 Principal Distribution Amount": For any applicable Distribution Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the Aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by 97.00% and (b) the amount, if any, by which (i) the Aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) the Overcollateralization Target Amount.

         "Class M-7 Certificate": Any one of the Class M-7 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Securities Administrator and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein and therein and evidencing (i) a REMIC Regular Interest in REMIC 2 and (ii) the right to receive the related Basis Risk Shortfall Carry-Forward Amount from the Basis Risk Shortfall Reserve Fund.

         "Class M-7 Principal Distribution Amount": For any applicable Distribution Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the Aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by 98.00% and (b) the amount, if any, by which (i) the Aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) the Overcollateralization Target Amount.

         "Class M-8 Certificate": Any one of the Class M-8 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-1, executed by the Securities Administrator and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein and therein and evidencing (i) a REMIC Regular Interest in REMIC 2 and (ii) the right to receive the related Basis Risk Shortfall Carry-Forward Amount from the Basis Risk Shortfall Reserve Fund.

         "Class M-8 Principal Distribution Amount": For any applicable Distribution Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Distribution Date, an amount equal to the excess (if any) of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the Aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by 99.00% and (b) the amount, if any, by which (i) the Aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) exceeds (ii) the Overcollateralization Target Amount.

         "Class P Certificate": Any one of the Class P Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-3, executed by the Securities Administrator and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein and therein and evidencing a REMIC Regular Interest in REMIC 2.

         "Class R Certificate": Any one of the Class R Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit B-4, executed by the Securities Administrator and authenticated and delivered by the Securities Administrator, evidencing the ownership of the Class R-1 Interest and Class R-2 Interest.

         "Class R-1 Interest": The uncertificated Residual Interest in REMIC 1.

         "Class R-2 Interest": The uncertificated Residual Interest in REMIC 2.

         "Closing Date": March 5, 2004.

         "Code":  The Internal Revenue Code of 1986, as amended.

         "Collateral Value": The appraised value of a Mortgaged Property based upon the lesser of

(i) the appraisal made at the time of the origination of the related Mortgage Loan, or (ii) the sales price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the Mortgaged Property based upon the appraisal obtained at the time of refinancing.

         "Commission":  The Securities and Exchange Commission.

         "Company": Homestar Mortgage Acceptance Corp., or its successor in interest.

         "Compensating Interest": With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments during the related Prepayment Period, but not more than the Servicing Fees for the immediately preceding Due Period.

         "Corridor Contract Counterparty": Swiss Re Financial Products Corporation.

         "Corridor Contract": The corridor contract between the Trustee and the Corridor Contract Counterparty for the benefit of the Offered Certificates and the Class C Certificates.

         "Corporate Trust Office": With respect to the Trustee, the principal corporate trust office of the Trustee at which at any particular time its corporate trust business related to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 452 Fifth Avenue, New York, New York 10018, Attention: Issuer Servicer - Homestar, and with respect to the Securities Administrator, for Certificate transfer purposes, Wells Fargo Center, Sixth Avenue and Marquette Street, Minneapolis, Minnesota 55479, Attn: Corporate Trust Service- Homestar 2004-1, and for all other purposes, 9062 Old Annapolis Road, Columbia, Maryland, 21045, Attn: Corporate Trust Services- Homestar 2004-1.

         "Corresponding Certificate": With respect to:

                  (i) REMIC 1 Regular Interest LT-A1, the Class A-1
         Certificates,

                  (ii) REMIC 1 Regular Interest LT-A2, the Class A-2
         Certificates,

                  (iii) REMIC 1 Regular Interest LT-M1, the Class M-1 Certificates,

                  (iv) REMIC 1 Regular Interest LT-M2, the Class M-2
         Certificates,

                  (v) REMIC 1 Regular Interest LT-M3, the Class M-3
         Certificates,

                  (vi) REMIC 1 Regular Interest LT-M4, the Class M-4
         Certificates,

                  (vii) REMIC 1 Regular Interest LT-M5, the Class M-5 Certificates,

                  (viii) REMIC 1 Regular Interest LT-M6, the Class M-6 Certificates,

                  (ix) REMIC 1 Regular Interest LT-M7, the Class M-7
         Certificates,

                  (x) REMIC 1 Regular Interest LT-M8, the Class M-8
         Certificates,

                  (xi) REMIC 1 Regular Interest LT-P, the Class P Certificates.

         "Cumulative Loss Percentage": On any Distribution Date, the percentage equivalent of a fraction, (x) the numerator of which is the aggregate principal portion of Realized Losses on the Mortgage Loans from the Cut-off Date to the end of the related Prepayment Period and (y) the denominator of which is the Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

         "Curtailment": Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

         "Custodial Account": The custodial account or accounts created and maintained by the Master Servicer pursuant to Section 3.17 in the name of a depository institution, as custodian for the Holders of the Certificates. Any such account or accounts shall be an Eligible Account.

         "Custodial Agreement" An agreement, dated as of the Closing Date among the Company, the Master Servicer, the Trustee and the Custodian in substantially the form of Exhibit N hereto.

         "Custodian": Wells Fargo Bank, N.A., or any successor custodian appointed pursuant to the provisions hereof and of the Custodial Agreement.

         "Cut-off Date": March 1, 2004.

         "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

         "Definitive Certificate": Any definitive, fully registered Certificate.

         "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

         "Depository Participant": A broker, dealer, bank or other financial institutions or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         "Determination Date": The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

         "Disqualified Organization": Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit),
(ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Securities Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause REMIC 1 or REMIC 2 or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in April 2004.

         "Due Date": The first day of the month of the related Distribution
Date.

         "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date (or, with respect to the first Due Period, the day following the Cut-off Date) and ending on the first day of the month of the related Distribution Date.

         "EDGAR": The Electronic Data Gathering and Retrieval System of the Commission.

         "Eligible Account": Any of (i) a segregated account maintained with a federal or state chartered depository institution (A) the short-term obligations of which are rated A-1+ or better by Standard & Poor's and P-1 by Moody's at the time of any deposit therein or (B) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (ii)) delivered to the Trustee and the NIMS Insurer prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral or the Distribution Date if such Permitted Investment is an obligation of the institution that maintains the Certificate Account or Custodial Account) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained, (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity or (iii) a segregated account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by a letter from the Rating Agencies to the Trustee and the NIMS Insurer that use of any such account as the Custodial Account or the Certificate Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by the Rating Agencies) and the NIMS Insurer. Eligible Accounts may bear interest.

         "Event of Default": One or more of the events described in Section
7.01.

         "Exchange Act": The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Extra Principal Distribution Amount": With respect to any Distribution Date, is the lesser of (x) the Overcollateralization Deficiency Amount for such Distribution Date and (y) the Net Monthly Excess Cashflow Amount for such Distribution Date.

         "Fannie Mae":  Federal National Mortgage Association or any successor.

         "FDIC":  Federal Deposit Insurance Corporation or any successor.

         "Fitch Ratings": Fitch, Inc., or its successor in interest.

         "Fixed Rate Mortgage Loans": The Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate which is fixed for the life of the related Mortgage, including any Mortgage Loans delivered in replacement thereof.

         "Freddie Mac": Federal Home Loan Mortgage Corporation or any successor.

         "Funding Date": With respect to each Mortgage Loan, the date on which funds were advanced by or on behalf of the Seller and interest began to accrue thereunder.

         "Indenture": An indenture relating to the issuance of notes secured by the Class C Certificates and Class P Certificates (or any portion thereof) which may or may not be guaranteed by the NIMS Insurer.

         "Initial Certificate Principal Balance": With respect to each Class of Regular Certificates, the Initial Certificate Principal Balance of such Class of Certificates as set forth in the Preliminary

Statement hereto, or with respect to any single Certificate, the Initial Certificate Principal Balance as stated on the face thereof.

         "Initial Notional Amount": With respect to the Class C Certificate, the aggregate of the initial Uncertificated Principal Balance of the REMIC 1 Regular Interests (other than REMIC 1 Regular Interest LT-P).

         "Insurance Policy": With respect to any Mortgage Loan, any insurance policy (including a Radian Lender-Paid PMI Policy) which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

         "Insurance Proceeds": Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Hazard Insurance Policy, any title insurance policy or any other insurance policy covering a Mortgage Loan, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account.

         "Interest Carry Forward Amount: With respect to each Class of Offered Certificates and each Distribution Date, the excess of (a) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates, over (b) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates, with interest on such excess at the related Pass-Through Rate.

         "Interest Determination Date": With respect to the first Accrual Period, the second LIBOR Business Day preceding the Closing Date, and with respect to each Accrual Period thereafter, the second LIBOR Business Day preceding the related Payment Date on which such Accrual Period commences.

         "Interest Remittance Amount": With respect to any Distribution Date, that portion of the Available Distribution Amount for such Distribution Date allocable to interest received or advanced on the Mortgage Loans.

         "Late Collections": With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

         "LIBOR": With respect to any Distribution Date and the Pass-Through Rates on the Offered Certificates, the arithmatic mean of the Loan interbank offered rate quotations of reference banks (which will be selected by the Securities Administrator) for one-month U.S. dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

         "LIBOR Business Day": A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

         "Liquidated Mortgage Loan": As to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified in the Servicing Agreement, as of the end of the related Prepayment Period, that all Liquidation Proceeds which it expects to recover with respect to the liquidation of the Mortgage Loan or disposition of the related REO Property have been recovered.

         "Liquidation Proceeds": Amounts (other than Insurance Proceeds) received by the Servicer or Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise and any Subsequent Recoveries, other than amounts received in respect of any REO Property.

         "Loan-to-Value Ratio": As of any date of determination, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Collateral Value of the related Mortgaged Property.

         "Lost Note Affidavit": With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost, misplaced or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Mortgage Note) and indemnifying the Trust Fund against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note in the form of Exhibit J hereto.

         "Majority Class C Certificateholder": With respect to the Class C Certificates and any Distribution Date, the Holder of a 50.01% or greater Percentage Interest of the Class C Certificates.

         "Marker Rate": With respect to the Class C Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC 1 Pass- Through Rates for each REMIC 1 Regular Interest (other than REMIC 1 Regular Interest LT-AA and REMIC I Regular Interest LT-P) subject to a cap (for each such REMIC 1 Regular Interest other than REMIC 1 Regular Interest LT-ZZ) equal to the lesser of (x) One-Month LIBOR plus the related Certificate Margin of the Corresponding Certificate and (y) the Net WAC Rate for the purpose of this calculation; with the rate on REMIC 1 Regular Interest LT-ZZ subject to a cap of zero for the purpose of this calculation.

         "Master Servicer": Wells Fargo Bank, N.A., or any successor master servicer appointed as herein provided.

         "Master Servicing Fees": As to each Mortgage Loan, an amount, equal to interest at the Master Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in the calendar month preceding the month in which the payment of the Master Servicing Fee is due.

         "Master Servicing Fee Rate": With respect to each Mortgage Loan, the per annum rate of

0.0125%.

         "Maximum Uncertificated Accrued Interest Deferral Amount": With respect to any Distribution Date, the excess of (a) accrued interest at the Uncertificated REMIC 1 Pass-Through Rate applicable to REMIC 1 Regular Interest LT-ZZ for such Distribution Date on a balance equal to the excess of (i) the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-ZZ over (ii) the REMIC 1 Overcollateralized Amount, in each case for such Distribution Date over
(b) the sum of (I) Uncertificated Accrued Interest on REMIC 1 Regular Interest LT-A1, with the rate on REMIC 1 Regular Interest LT-A1 subject to a cap equal to the lesser of (x) One-Month LIBOR plus the related Certificate Margin and (y) the Net WAC Rate, (II) Uncertificated Accrued Interest on REMIC 1 Regular Interest LT-A2, with the rate on REMIC 1 Regular Interest LT-A2 subject to a cap equal to the lesser of (x) One-Month LIBOR plus the related Certificate Margin and (y) the Net WAC Rate, (III) Uncertificated Accrued Interest on REMIC 1 Regular Interest LT-M1 with the rate on REMIC 1 Regular Interest LT-M1 subject to a cap equal to the lesser of (x) One-Month LIBOR plus the related Certificate Margin and (y) the Net WAC Rate, (IV) Uncertificated Accrued Interest on REMIC 1 Regular Interest LT-M2 with the rate on REMIC 1 Regular Interest LT-M2 subject to a cap equal to the lesser of (x) One-Month LIBOR plus the related Certificate Margin and (y) the Net WAC Rate, (V) Uncertificated Accrued Interest on REMIC 1 Regular Interest LT-M3 with the rate on REMIC 1 Regular Interest LT-M3 subject to a cap equal to the lesser of (x) One-Month LIBOR plus the related Certificate Margin and (y) the Net WAC Rate, (VI) Uncertificated Accrued Interest on REMIC 1 Regular Interest LT-M4 with the rate on REMIC 1 Regular Interest LT-M4 subject to a cap equal to the lesser of (x) One-Month LIBOR plus the related Certificate Margin and (y) the Net WAC Rate, (VII) Uncertificated Accrued Interest on REMIC 1 Regular Interest LT-M5 with the rate on REMIC 1 Regular Interest LT-M5 subject to a cap equal to the lesser of (x) One-Month LIBOR plus the related Certificate Margin and (y) the Net WAC Rate, (VIII) Uncertificated Accrued Interest on REMIC 1 Regular Interest LT-M6 with the rate on REMIC 1 Regular Interest LT-M6 subject to a cap equal to the lesser of (x) One-Month LIBOR plus the related Certificate Margin and (y) the Net WAC Rate, (IX) Uncertificated Accrued Interest on REMIC 1 Regular Interest LT-M7 with the rate on REMIC 1 Regular Interest LT-M7 subject to a cap equal to the lesser of (x) One-Month LIBOR plus the related Certificate Margin and (y) the Net WAC Rate, and (X) Uncertificated Accrued Interest on REMIC 1 Regular Interest LT-M8 with the rate on REMIC 1 Regular Interest LT-M8 subject to a cap equal to the lesser of (x) One-Month LIBOR plus the related Certificate Margin and (y) the Net WAC Rate.

         "MERS": Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         "MERS(R) System": The system of recording transfers of Mortgages electronically maintained by MERS.

         "MIN": The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

         "MOM Loan": With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note as originally executed (after adjustment, if any, for Deficient Valuations occurring prior to such Due Date, and after any adjustment by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period), and other than any Balloon Payment.

         "Moody's": Moody's Investors Service, Inc., or its successor in interest.

         "Mortgage": The mortgage, deed of trust or any other instrument securing the Mortgage Loan.

         "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided, that whenever the term "Mortgage File" is used to refer to documents actually received by the Custodian as agent for the Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

         "Mortgage Loan": Each of the mortgage loans, transferred and assigned to the Trustee pursuant to Section 2.01, 2.04 or 2.06 and from time to time held in the Trust Fund (including any Qualified Substitute Mortgage Loans), the Mortgage Loans so transferred, assigned and held being identified in the Mortgage Loan Schedule. As used herein, the term "Mortgage Loan" includes the related Mortgage Note and Mortgage.

         "Mortgage Loan Purchase Agreement": The Mortgage Loan Purchase Agreement dated as the Cut-off Date, between Home Star Mortgage Services, LLC, as seller and the Company as purchaser, and all amendments thereof and supplements thereto, attached hereto as Exhibit P.

         "Mortgage Loan Schedule": As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage Loans with accompanying information transferred on the Closing Date to the Trustee as part of the Trust Fund for the Certificates, attached hereto as Exhibit H (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans) (and, for purposes of the Trustee pursuant to Section 2.02, in computer-readable form as delivered to the Trustee), which list shall set forth the following information with respect to each Mortgage Loan:

         (i) the loan number and name of the Mortgagor;

         (ii) the street address, city, state and zip code of the Mortgaged Property;

         (iii) (A) the original term to maturity and (B) if such Mortgage Loan is a Balloon Loan, the amortization term thereof;

         (iv) the original principal balance and the original Mortgage Rate;

         (v) the first Distribution Date;

         (vi) whether the Mortgage Loan is a Balloon Mortgage Loan or a Mortgage Loan the terms of which do not provide for a Balloon Payment;

         (vii) the type of Mortgaged Property;

         (viii) the Monthly Payment in effect as of the Cut-off Date;

         (ix) the principal balance as of the Cut-off Date;

         (x) the Mortgage Rate as of the Cut-off Date;

         (xi) the occupancy status;

         (xii) the purpose of the Mortgage Loan;

         (xiii) the Collateral Value of the Mortgaged Property;

         (xiv) the original term to maturity;

         (xv) the paid-through date of the Mortgage Loan;

         (xvi) the Master Servicing Fee Rate;

         (xvii) the Servicing Fee Rate;

         (xviii) the Net Mortgage Rate for such Mortgage Loan;

         (xix) whether such Mortgage Loan is a Radian Lender-Paid PMI Loan and, if so, the related Radian Lender-Paid PMI Rate;

         (xx) whether the Mortgage Loan is covered by a private mortgage insurance policy or an original certificate of private mortgage insurance;

         (xxi) the documentation type;

         (xxii) the type and term of the related Prepayment Charge, if any;

         (xxiii) with respect to each Adjustable Rate Mortgage Loan;

                  (a) the frequency of each Adjustment Date;

                  (b) the next Adjustment Date;

                  (c) the Maximum Mortgage Rate;

                  (d) the Minimum Mortgage Rate;

                  (e) the Mortgage Rate as of the Cut-off Date;

                  (f) the related Periodic Rate Cap;

                  (g) the Gross Margin; and

                  (h) the purpose of the Mortgage Loan.

         "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

         "Mortgage Rate": With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the Mortgage Note.

         "Mortgaged Property": The underlying property securing a Mortgage Loan.

         "Mortgagor":  The obligor or obligors on a Mortgage Note.

         "Net Liquidation Proceeds": With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property) the related Liquidation Proceeds net of Advances, Servicing Advances, Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

         "Net Mortgage Rate": With respect to each Mortgage Loan Due Date, a per annum rate of interest equal to the then-applicable Mortgage Rate on such Mortgage Loan less the sum of the Master Servicing Fee Rate and the Servicing Fee Rate, and with respect to the Radian Lender-Paid PMI Loans, the Radian Lender-Paid PMI Rate.

         "Net Monthly Excess Cashflow": For any Distribution Date, the excess of
(x) the Available Distribution Amount for such distribution date over (y) the sum for such Distribution Date of (A) the aggregate Accrued Certificate Interest for the Offered Certificates, (B) the aggregate Interest Carry Forward Amount for the Class A Certificates and (C) the Principal Remittance Amount.

         "Net Prepayment Interest Shortfall": With respect to any Distribution Date, the excess, if any, of any Prepayment Interest Shortfalls for such date over the related Compensating Interest.

         "Net WAC Rate": With respect to the Offered Certificates, the weighted average of the Net

Mortgage Rates of the Mortgage Loans, weighted on the basis of the Stated Principal Balances thereof as of the close of business on the first day of the calendar month preceding the month in which such Distribution Date occurs. For federal income tax purposes, the equivalent of the foregoing shall be expressed as the weighted average of the Uncertificated REMIC 1 Pass-Through Rate on each REMIC 1 Regular Interest, weighted on the basis of the Uncertificated Principal Balance of each such REMIC 1 Regular Interest.

         "NIMS Insurer": Any insurer that is guaranteeing certain payments under notes secured by collateral which includes all or a portion of the Class C Certificates and Class P Certificates.

         "Nonrecoverable Advance": Any Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Servicer or the Master Servicer, will not or, in the case of a proposed Advance or Servicing Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. The determination by the Servicer or the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance or Servicing Advance would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered, in the case of the Servicer, to the Company and the Master Servicer, and in the case of the Master Servicer, to the Company and the Trustee.

         "Non-United States Person": Any Person other than a United States
Person.

         "Notional Amount": With respect to the Class C Certificates, immediately prior to any Distribution Date, the aggregate of the Uncertificated Principal Balances of the REMIC 1 Regular Interests other than REMIC 1 Regular Interest LT-P.

         "Offered Certificates": The Class A Certificates and Class M Certificates.

         "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Company, the Seller, the Master Servicer or of any Subservicer and delivered to the Company and Trustee.

         "Opinion of Counsel": A written opinion of counsel, who may be counsel for the Company, the Seller, or the Master Servicer, reasonably acceptable to the Trustee and Securities Administrator; except that any opinion of counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account, (b) the qualification of REMIC 1 or REMIC 2 as REMICs, (c) compliance with the REMIC Provisions or (d) resignation of the Master Servicer pursuant to Section 6.04 must be an opinion of counsel who (i) is in fact independent of the Company and the Master Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Company or the Master Servicer or in an affiliate of either and (iii) is not connected with the Company or the Master Servicer as an officer, employee, director or person performing similar functions.

         "Option One": Option One Mortgage Corporation.

         "Option One Servicing Agreement": The Servicing Agreement dated March 5, 2004, between Wells Fargo Bank, N.A. as master servicer and the Home Star Mortgage Services LLC as seller and servicer.

         "Optional Termination Date": The first Distribution Date following the first Distribution Date after the aggregate Stated Principal Balance of the Mortgage Loans, and properties acquired in respect thereof, remaining in the Trust Fund has been reduced to less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

         "OTS":  Office of Thrift Supervision or any successor.

         "Outstanding Mortgage Loan": As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased prior to such Due Date pursuant to Sections 2.02, 2.04 or 3.14.

         "Overcollateralization Deficiency Amount": With respect to any Distribution Date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such Distribution Date (after giving effect to distributions in respect of the Basic Principal Distribution Amount on such Distribution Date).

         "Overcollateralization Target Amount": With respect to any Distribution Date, 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

         "Overcollateralized Amount": With respect to any Distribution Date, the amount, if any, by which (i) the aggregate Stated Principal Balance of the Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period and any Realized Losses on the Mortgage Loans) exceeds (ii) the aggregate Certificate Principal Balance of the Offered Certificates and the Class P Certificates as of such Distribution Date after giving effect to distributions in respect of the Basic Principal Distribution Amount on such Distribution Date.

         "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "Pass-Through Rate": With respect to each Distribution Date and each class of Offered Certificates, a floating rate equal to the lesser of (i) One-Month LIBOR plus the related Certificate Margin and (ii) the Net WAC Rate with respect to such Distribution Date. With respect to any Distribution Date and the Class C Certificates, a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is (x) the sum of the amounts calculated pursuant to clauses (A) through (M) below, and the denominator of which is (y) the aggregate of the Uncertificated Principal Balances of the REMIC 1 Regular Interests (other than REMIC 1 Regular Interests LT-P). For purposes of calculating the Pass-Through Rate for the Class C Certificates, the numerator is equal to the sum of the following components:

                  (A) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT-AA minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-AA;

                  (B) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT-A1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-A1;

                  (C) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT-A2 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-A2;

                  (D) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT-M1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-M1;

                  (E) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT-M2 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-M2;

                  (F) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT-M3 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-M3;

                  (G) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT-M4 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-M4;

                  (H) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT-M5 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-M5;

                  (I) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT-M6 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-M6;

                  (J) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT-M7 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-M7;

                  (K) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT-M8 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-M8;

                  (L) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT-ZZ minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-ZZ; and

                  (M) 100% of the interest on REMIC 1 Regular Interest LT-P.

The Class P Certificates and the Class R Certificates will not accrue interest and therefore will not have a Pass-Through Rate.

         "Percentage Interest": With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount, as applicable, thereof divided by the aggregate Initial Certificate Principal Balance or Initial Notional Amount, as applicable, of all of the Certificates of the same Class. With respect to any Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

         "Permitted Investment": One or more of the following:

         (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

         (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

         (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

         (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Moody's and Standard & Poor's in their highest short-term ratings available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

         (v) a money market fund or a qualified investment fund rated by Moody's in its highest long-term ratings available and rated AAAm or AAAm-G by Standard & Poor's, including any such funds for which Wells Fargo Bank, N.A. or any affiliate thereof serves as an investment advisor, manager, administrator, shareholder, servicing agent, and/or custodian or sub-custodian; and

         (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

PROVIDED, HOWEVER, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

         "Permitted Transferee": Any transferee of a Residual Certificate other than a Disqualified Organization, a Non-United States Person or an "electing large partnership" (as defined in Section 775 of the Code).

         "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Prepayment Assumption": As defined in the Prospectus Supplement.

         "Prepayment Charge": With respect to any Mortgage Loan, the charges, penalties or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan in accordance with the terms of the related Mortgage Note (or any rider or annex thereto), or any amounts in respect thereof paid by the Seller in accordance with the Mortgage Loan Purchase Agreement or the Servicer in accordance with the Servicing Agreements.

         "Prepayment Interest Shortfall": As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Mortgage Rate on the amount of such Curtailment.

         "Prepayment Period": As to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

         "Primary Hazard Insurance Policy": Each primary hazard insurance policy required to be maintained pursuant to Section 3.13.

         "Primary Insurance Policy": Any primary policy of mortgage guaranty insurance including the Radian Lender-Paid PMI Policy, or any replacement policy therefor.

         "Principal Distribution Amount": With respect to any Distribution Date, an amount equal to the sum of the Basic Principal Distribution Amount plus the Extra Principal Distribution Amount.

         "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         "Principal Prepayment in Full": Any Principal Prepayment made by a Mortgagor of the entire unpaid principal balance of the Mortgage Loan.

         "Principal Remittance Amount": With respect to any Distribution Date, the sum of (i) each scheduled payment of principal collected or advanced on the Mortgage Loans by the Servicer or Master Servicer that was due during the related Due Period, (ii) the principal portion of all partial and full Principal Prepayments of the Mortgage Loans applied by the Servicer or Master Servicer during the related Prepayment Period, (iii) the principal portion of all Net Liquidation Proceeds, REO Proceeds, Insurance Proceeds and Subsequent Recoveries received during the related Prepayment Period, (iv) the principal portion of proceeds of Mortgage Loan purchases made pursuant to Section 2.02, 2.04 or 3.06, in each case received or made during the related Prepayment Period, (v) the principal portion of any related Substitution Adjustments deposited in the Custodial Account during the related Prepayment Period and (vi) on the Distribution Date on which the Trust Fund is to be terminated pursuant to
Section 9.01, the principal portion of the termination price received from the Servicer, the NIMS Insurer or the Master Servicer, as applicable, in connection with a termination of the Trust Fund to occur on such Distribution Date.

         "Prospectus Supplement": That certain Prospectus Supplement dated March 4, 2004 relating to the public offering of the Offered Certificates.

         "Protected Account": An account established and maintained for the benefit of Certificateholders by the Servicer with respect to the related Mortgage Loans and with respect to REO Property pursuant to the respective Servicing Agreements.

         "Purchase Price": With respect to any Mortgage Loan (or REO Property) required to be purchased pursuant to Section 2.02, 2.04 or 3.06, an amount equal to the sum of (i) 100% of the


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



Stated Principal Balance thereof, (ii) unpaid accrued interest (or REO Imputed Interest) at the applicable Net Mortgage Rate on the Stated Principal Balance thereof outstanding during each Due Period that such interest was not paid or advanced, from the date through which interest was last paid by the Mortgagor or advanced and distributed to Certificateholders together with unpaid Master Servicing Fees, Servicing Fees and, if such Mortgage Loan is a Radian Lender-Paid PMI Loan, fees due Radian at the Radian Lender-Paid PMI Rate, from the date through which interest was last paid by the Mortgagor, in each case to the first day of the month in which such Purchase Price is to be distributed, plus (iii) the aggregate of all Advances and Servicing Advances made in respect thereof that were not previously reimbursed and (iv) costs and damages incurred by the Trust Fund and the NIMS Insurer in connection with a repurchase pursuant to Section 2.04 hereof that arises out of a violation of any predatory lending law which also constitutes an actual breach of representation (xliv) of Section 3.01(b) of the Mortgage Loan Purchase Agreement.

         "Qualified Insurer": Any insurance company duly qualified as such under the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the Master Servicer, so long as the claims paying ability of which is acceptable to the Rating Agencies for pass-through certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

         "Qualified Substitute Mortgage Loan": A Mortgage Loan substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate of the Seller delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be paid to the Master Servicer for deposit in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in
Section 2.04 hereof; and, (vi) comply with each non- statistical representation and warranty set forth in the Mortgage Loan Purchase Agreement.

         "Radian":  Radian Guaranty, Inc., or its successors or assigns.

         "Radian Lender-Paid PMI Loans": The Mortgage Loans included in the Trust Fund covered by a Radian Lender-Paid PMI Policy, as indicated on the Mortgage Loan Schedule.

         "Radian Lender-Paid PMI Policy": The lender-paid Primary Insurance Policy issued by Radian, as assigned to the Trust, in accordance with a letter between Finance America and Radian, as assigned to the Trust on the Closing Date.

         "Radian Lender-Paid PMI Rate": With respect to any Radian Lender-Paid PMI Loan, the rate per annum at which the related premium on the Radian Lender-Paid PMI Policy accrues.

         "Rating Agency": Standard & Poor's or Moody's and each of their successors. If such agencies and their successors are no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee, the Securities Administrator, the NIMS Insurer and Master Servicer. References herein to the two highest long term debt rating of a Rating Agency shall mean "AA" or better in the case of Standard & Poor's and "Aa2" or better in the case of Moody's and references herein to the highest short-term debt rating of a Rating Agency shall mean "A-1+" in the case of Standard & Poor's and "P-1" in the case of Moody's, and in the case of any other Rating Agency such references shall mean such rating categories without regard to any plus or minus.

         "Realized Loss": With respect to each Mortgage Loan or REO Property as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the date of the Cash Liquidation or REO Disposition on the Stated Principal Balance of such Mortgage Loan outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation or REO Disposition occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or the Servicer with respect to related Advances or Servicing Advances not previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. In addition, to the extent the Servicer or Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

         "Record Date": With respect to any Book-Entry Certificates and any Distribution Date, the close of business on the Business Day immediately preceding such distribution date. With respect to any Certificates that are not Book-Entry Certificates, the close of business on the last Business Day of the calendar month preceding such Distribution Date.

         "Regular Certificate": Any of the Certificates other than a Residual Certificate.

         "Relief Act": The Servicemembers Civil Relief Act, f/k/a Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         "Relief Act Interest Shortfall": With respect to any Distribution Date, for any Mortgage Loan with respect to which there has been a reduction in the amount of interest collectible thereon for the most recently ended Due Period as a result of the application of the Relief Act, the amount by which (i) interest collectible on such Mortgage Loan during such Due Period is less than (ii) one month's interest on the Principal Balance of such Mortgage Loan at the Loan Rate for such Mortgage Loan before giving effect to the application of the Relief Act.

         "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         "REMIC 1": The segregated pool of assets subject hereto (exclusive of the Basis Risk Shortfall Reserve Fund and the Corridor Contract) with respect to which a REMIC election is to be made, conveyed in trust to the Trustee, for the benefit of the Holders of the REMIC 1 Regular Interests and the Holders of the Class R Certificates (as holders of the Class R-1 Interest), consisting of: (i) each Mortgage Loan (exclusive of payments of principal and interest due on or before the Cut- off Date, if any, received by the Master Servicer which shall not constitute an asset of the Trust Fund) as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans (exclusive of any prepayment fees and late payment charges received on the Mortgage Loans), together with all documents included in the related Mortgage File, subject to Section 2.01; (ii) such funds or assets as from time to time are deposited in the Custodial Account or the Certificate Account and belonging to the Trust Fund; (iii) any REO Property; (iv) the Primary Hazard Insurance Policies, if any, the Primary Insurance Policies, if any, and all other Insurance Policies with respect to the Mortgage Loans; (v) [reserved]; and (vi) the Company's interest in respect of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement as assigned to the Trustee pursuant to Section 2.04 hereof. REMIC 1 specifically does not include the Basis Risk Shortfall Reserve Fund and the Corridor Contract.

         "REMIC 1 Interest Loss Allocation Amount": With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Principal Balance of the mortgage loans and related REO Properties then outstanding and (ii) the Uncertificated REMIC 1 Pass-Through Rate for REMIC 1 Regular Interest LT-AA minus the Marker Rate, divided by (b) 12.

         "REMIC 1 Overcollateralized Amount": With respect to any date of determination, (i) 1% of the aggregate Uncertificated Principal Balances of REMIC 1 Regular Interest LT-AA, REMIC 1 Regular Interest LT-A1, REMIC 1 Regular Interest LT-A2, REMIC 1 Regular Interest LT-M1, REMIC 1 Regular Interest LT-M2, REMIC 1 Regular Interest LT-M3, REMIC 1 Regular Interest LT-M4, REMIC 1 Regular Interest LT-M5, REMIC 1 Regular Interest LT-M6, REMIC 1 Regular Interest LT-M7, REMIC 1 Regular Interest LT-M8, REMIC 1 Regular Interest LT-ZZ and REMIC 1 Regular Interest LT-P, minus (ii) the aggregate of the Uncertificated Principal Balances of REMIC 1 Regular Interest LT-A1, REMIC 1 Regular Interest LT-A2, REMIC 1 Regular Interest LT-M1, REMIC 1 Regular Interest LT-M2, REMIC 1 Regular Interest LT-M3, REMIC 1 Regular Interest LT-M4, REMIC 1 Regular Interest LT-M5, REMIC 1 Regular Interest LT-M6, REMIC 1 Regular Interest LT-M7, REMIC 1 Regular Interest LT-M8 and REMIC 1 Regular Interest LT-P, in each case as of such date of determination.

         "REMIC 1 Principal Loss Allocation Amount": With respect to any Distribution Date and the mortgage loans, an amount equal to (a) the product of
(i) the aggregate Principal Balance of the mortgage loans and related REO Properties then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the aggregate of the Uncertificated Principal Balances of REMIC 1 Regular Interest LT-A1, REMIC 1 Regular Interest LT-A2, REMIC 1 Regular Interest LT-M1, REMIC 1 Regular Interest LT-M2, REMIC 1 Regular Interest LT-M3, REMIC 1 Regular Interest LT-M4, REMIC 1 Regular Interest LT-M5, REMIC 1 Regular Interest LT-M6, REMIC 1 Regular Interest LT-M7 and REMIC 1 Regular Interest LT-M8, and the denominator of which is the aggregate of the Uncertificated Principal Balances of REMIC 1 Regular Interest LT-A1, REMIC 1 Regular Interest LT-A2, REMIC 1 Regular Interest LT-M1, REMIC 1 Regular Interest LT-M2, REMIC 1 Regular Interest LT-M3, REMIC 1 Regular Interest LT-M4, REMIC 1 Regular Interest LT-M5, REMIC 1 Regular Interest LT-M6, REMIC 1 Regular Interest LT-M7, REMIC 1 Regular Interest LT-M8 and REMIC 1 Regular Interest LT-ZZ.

         "REMIC 1 Overcollateralization Target Amount": 1% of the
Overcollateralization Target Amount.

         "REMIC 1 Regular Interest LT-AA": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a "regular interest" in REMIC 1. REMIC 1 Regular Interest LT-AA shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT-A1": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a regular interest in REMIC 1. REMIC 1 Regular Interest LT-A1 shall accrue interest at the related Uncertificated REMIC 1 Pass- Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT-A2": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a regular interest in REMIC 1. REMIC 1 Regular Interest LT-A2 shall accrue interest at the related Uncertificated REMIC 1 Pass- Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT-M1": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a "regular interest" in REMIC 1. REMIC 1 Regular Interest LT-M1 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT-M2": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a "regular interest" in REMIC

1. REMIC 1 Regular Interest LT-M2 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT-M3": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a "regular interest" in REMIC 1. REMIC 1 Regular Interest LT-M3 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT-M4": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a "regular interest" in REMIC 1. REMIC 1 Regular Interest LT-M4 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT-M5": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a "regular interest" in REMIC 1. REMIC 1 Regular Interest LT-M5 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT-M6": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a "regular interest" in REMIC 1. REMIC 1 Regular Interest LT-M6 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT-M7": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a "regular interest" in REMIC 1. REMIC 1 Regular Interest LT-M7 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT-M8": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a "regular interest" in REMIC 1. REMIC 1 Regular Interest LT-M8 shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated

Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interest LT-P": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a "regular interest" in REMIC 1. REMIC 1 Regular Interest LT-P shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to any amounts distributed to REMIC 1 Regular Interest LT-P (including Prepayment Charges).

         "REMIC 1 Regular Interest LT-ZZ": One of the separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a "regular interest" in REMIC 1. REMIC 1 Regular Interest LT-ZZ shall accrue interest at the related Uncertificated REMIC 1 Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto.

         "REMIC 1 Regular Interests": REMIC 1 Regular Interest LT-AA, REMIC 1 Regular Interest LT-A1, REMIC 1 Regular Interest LT-A2, REMIC 1 Regular Interest LT-M1, REMIC 1 Regular Interest LT-M2, REMIC 1 Regular Interest LT-M3, REMIC 1 Regular Interest LT-M4, REMIC 1 Regular Interest LT-M5, REMIC 1 Regular Interest LT-M6, REMIC 1 Regular Interest LT-M7, REMIC 1 Regular Interest LT-M8, REMIC 1 Regular Interest LT-ZZ and REMIC 1 Regular Interest LT-P.

         "REMIC 2": The segregated pool of assets consisting of all of the REMIC 1 Regular Interests conveyed in trust to the Trustee, for the benefit of the Holders of the Regular Certificates and the Holders of the Class R Certificates (as holders of the Class R-2 Interest), pursuant to Article II hereunder, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

         "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         "REMIC Regular Interest": A REMIC 1 Regular Interest or Regular Certificate.

         "Remittance Report": A report prepared by the Master Servicer (and delivered to the Securities Administrator and NIMS Insurer) providing the information set forth in Exhibit E attached hereto.

         "REO Acquisition": The acquisition by the Servicer on behalf of the Trust Fund for the benefit of the Certificateholders of any REO Property pursuant to Section 3.15.

         "REO Disposition": The receipt by the Servicer of Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and other payments and recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         "REO Imputed Interest": As to any REO Property, for any period, an amount equivalent to interest (at the Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof (as such balance is reduced pursuant to Section 3.15 by any income from the REO Property treated as a recovery of principal).

         "REO Proceeds": Proceeds, net of directly related expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property and of any REO Disposition), which proceeds are required to be deposited into the Custodial Account as and when received.

         "REO Property": A Mortgaged Property acquired by the Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit F attached hereto.

         "Residual Interest": The sole class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

         "Responsible Officer": When used with respect to the Trustee shall mean any officer within the Corporate Trust Office of the Trustee with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer of the Trustee to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Securities Administrator shall mean any officer assigned with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer of the Securities Administrator to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Securities Administrator": Wells Fargo Bank, N.A., or its successor in interest, or any successor securities administrator appointed as herein provided.

         "Seller": Home Star Mortgage Services, LLC, or its successor in interest.

         "Senior Enhancement Percentage": For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Class M Certificates and (ii) the related Overcollateralization Amount, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the Aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

         "Servicer": Home Star Mortgage Services, LLC, or its successor in interest.

         "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event in the performance by the Master Servicer, the Servicer or any Subservicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, including reasonable fees paid to any independent contractor in connection therewith, and
(iv) compliance with the obligations under the second paragraph of Section 3.01,
Section 3.09 and Section 3.13 (other than any deductible described in the last paragraph thereof).

         "Servicing Agreements": The Cenlar Servicing Agreement and the Option One Servicing Agreement, attached hereto as Exhibits M-1 and M-2, respectively.

         "Servicing Fee": With respect to each Mortgage Loan, accrued interest at the Servicing Fee Rate with respect to the Mortgage Loan on the same principal balance on which interest on the Mortgage Loan accrues for the calendar month. The Servicing Fee consists of servicing and other related compensation payable to the Servicer or to the Master Servicer if the Master Servicer is directly servicing the loan, and includes any amount payable to any Subservicer by the Servicer.

         "Servicing Fee Rate": With respect to each Mortgage Loan, the rate per annum set forth in the Mortgage Loan Schedule, ranging from 0.250% per annum to 0.500% per annum.

         "Servicing Officer": Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

         "Single Certificate": A Regular Certificate of any Class (other than a Class P Certificate) evidencing an Initial Certificate Principal Balance or Initial Notional Amount, as applicable, of $1,000, or, in the case of a Class P Certificate, a Certificate of such Class evidencing an Initial Certificate Principal Balance of $100.

         "Standard & Poor's": Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., or its successor in interest.

         "Startup Day": The day designated as such pursuant to Article X hereof.

         "Stated Principal Balance": With respect to any Mortgage Loan or related REO Property at any given time, (i) the principal balance of the Mortgage Loan outstanding as of the Cut-off Date, after application of principal payments due on or before such date, whether or not received, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds,

Liquidation Proceeds, Subsequent Recoveries and REO Proceeds to the extent applied by the Master Servicer as recoveries of principal in accordance with
Section 3.15 with respect to such Mortgage Loan or REO Property, which were distributed pursuant to Section 4.01 on any previous Distribution Date, and (c) any Realized Loss with respect thereto allocated pursuant to Section 4.07 for any previous Distribution Date.

         "Step-Up Date": The first Distribution Date following the first Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans, and properties acquired in respect thereof, remaining in the Trust Fund has been reduced to less than or equal to 10% of the Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

         "Stepdown Date": The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in April 2007 and (y) the first Distribution Date for which the Senior Enhancement Percentage is greater than or equal to approximately 15.90%.

         "Subservicer": Any Subservicer appointed by the Servicer pursuant to a Servicing Agreement. Initially, Cenlar and Option One.

         "Subservicer Remittance Date": The 18th day of each month, or if such day is not a Business Day, the immediately preceding Business Day.

         "Subservicer Termination Trigger": A Subservicer Termination Trigger will have occurred with respect to the Certificates on a Distribution Date if either (a) the Three Month Rolling Delinquency Percentage for the Mortgage Loans exceeds 12.00% or (b) the Cumulative Loss Percentage exceeds 3.00% from April 2007 to March 2008, 5.00% from April 2008 to March 2009, or 7.00% thereafter.

         "Subservicing Agreement": The written contract between the Servicer and a Subservicer and any successor Subservicer relating to servicing and administration of certain Mortgage Loans as provided in the Servicing Agreements.

         "Subsequent Recoveries": As of any Distribution Date, amounts received by the Servicer or Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 4.02) or surplus amounts held by the Servicer or Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the Seller pursuant to the Mortgage Loan Purchase Agreement) specifically related to a Mortgage Loan that was the subject of a liquidation or final disposition of any REO Property prior to the related Prepayment Period that resulted in a Realized Loss.

         "Substitution Adjustment":  As defined in Section 2.04 hereof.

         "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC 1 and REMIC 2 due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

         "Three-Month Rolling Delinquency Percentage": With respect to the Mortgage Loans and any Distribution Date, the average for the three most recent calendar months of the fraction, expressed as a percentage, the numerator of which is (x) the sum (without duplication) of the aggregate of the Stated Principal Balances of all Mortgage Loans that are (i) 60 or more days delinquent, (ii) in bankruptcy and 60 or more days delinquent, (iii) in foreclosure and 60 or more days delinquent or (iv) REO Properties, and the denominator of which is (y) the sum of the Stated Principal Balances of the Mortgage Loans, in the case of both (x) and (y), as of the close of business on the last Business Day of each of the three most recent calendar months.

         "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         "Trigger Event": A Trigger Event is in effect with respect to any distribution date if

         (1) the aggregate principal balance of Mortgage Loans that are 60 or more days delinquent (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related mortgaged property has been acquired by the trust) as of the close of business on the last day of the preceding calendar month exceeds 60% of the Senior Enhancement Percentage; or

         (2) in the case of any Distribution Date after the 36th Distribution Date, the cumulative amount of Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the end of the calendar month immediately preceding such Distribution Date exceeds the applicable percentage set forth below of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date:

         DISTRIBUTION DATE                                    PERCENTAGE
         -----------------                                    ----------
         April 2007 to March 2008                             1.25%
         April 2008 to March 2009                             1.50%
         April 2009 to March 2010                             1.75%
         April 2010 and thereafter                            2.15%:

         "Trust Fund": REMIC 1, REMIC 2, the Corridor Contract, the Basis Risk Shortfall Reserve Fund, the Custodial Account and the Certificate Account.

         "Trustee": HSBC Bank USA, or its successor in interest, or any successor trustee appointed as herein provided.

         "Uncertificated Accrued Interest": With respect to each REMIC Regular Interest on each Distribution Date, an amount equal to one month's interest at the related Uncertificated Pass- Through Rate on the Uncertificated Principal Balance or Uncertificated Notional Amount, as applicable, of such REMIC Regular Interest. In each case, Uncertificated Accrued Interest will be reduced by any Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls (allocated to such REMIC Regular Interests as set forth in Section 1.03).

         "Uncertificated Principal Balance": With respect to each REMIC 1 Regular Interest, the principal amount of such REMIC Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC 1 Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated Principal Balance. On each Distribution Date, the Uncertificated Principal Balance of each such REMIC 1 Regular Interest shall be reduced by all distributions of principal made on such REMIC 1 Regular Interest on such Distribution Date pursuant to Section 4.06 and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.07. The Uncertificated Principal Balance of REMIC 1 Regular Interest LT-ZZ shall be increased by interest deferrals as provided in Section 4.06. The Uncertificated Principal Balance of each REMIC Regular Interest shall never be less than zero.

         "Uncertificated Pass-Through Rate": The Uncertificated REMIC 1 Pass-Through Rate.

         "Uncertificated REMIC 1 Pass-Through Rate": With respect to each REMIC 1 Regular Interest and any Distribution Date, a per annum rate equal to the average of the Net Mortgage Rates of the Mortgage Loans, weighted on the basis of the Stated Principal Balances thereof as of the close of business on the last day of the calendar month preceding the month in which such Distribution Date occurs.

         "Underwriter": Citigroup Global Markets Inc.

         "Uninsured Cause": Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies or flood insurance policies required to be maintained pursuant to Section 3.13.

         "United States Person": A citizen or resident of the United States, a corporation or a partnership (including an entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States or any State thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such United States Persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

         "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, (i) 97% of all Voting Rights will be allocated among the Holders of the Offered Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates, (ii) 1% of all Voting Rights will be allocated to the Holders of the Class C Certificates,
(iii) 1% of all Voting Rights will be allocated to the Holders of the Class P Certificates and (iv) 1% of all Voting Rights will be allocated to the Holders of the Class R Certificates. The Voting Rights allocated to any Class of Certificates shall be allocated among all Holders of the Certificates of such Class in proportion to the outstanding Percentage Interests in such Class represented thereby.

         "Weighted Average Net Mortgage Rate": The weighted average of the Net Mortgage Rates of the Mortgage Loans, weighted on the basis of the Stated Principal Balances thereof as of the close of business on the first day of the calendar month preceding the month in which such Distribution Date occurs.

         Section 1.02 Determination of LIBOR.

         LIBOR applicable to the calculation of the Pass-Through Rate on the Offered Certificates for any Accrual Period will be determined on each Interest Determination Date.

         On each Interest Determination Date, LIBOR shall be established by the Securities Administrator and, as to any Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such Interest Determination Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Securities Administrator), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Securities Administrator after consultation with the Master Servicer) as of 11:00 a.m., London time, on the Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Offered Certificates then outstanding. The Securities Administrator will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Securities Administrator, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Offered Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Securities Administrator shall select an alternative comparable index (over which the Securities Administrator has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

         The establishment of LIBOR by the Securities Administrator on any Interest Determination Date and the Trustee's subsequent calculation of the Pass-Through Rate applicable to the Offered Certificates for the relevant Accrual Period, in the absence of manifest error, will be final and binding.

         The Securities Administrator will supply to any Certificateholder so requesting by telephone the Pass-Through Rate on the Offered Certificates for the current and the immediately preceding Accrual Period.

         Section 1.03 Allocation of Certain Interest Shortfalls.

         For purposes of calculating the amount of the Accrued Certificate Interest for the Class A, Class M and Class C Certificates for any Distribution Date, the aggregate amount of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to the Class C Certificates to the extent of one month's interest at the then applicable Pass-Through Rate on the Notional Amount of each such Certificate and, thereafter, among the Class A Certificates and Class M Certificates on a PRO RATA basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Certificate Principal Balance of each such Certificate.

         For purposes of calculating the amount of Uncertificated Accrued Interest for the Uncertificated REMIC 1 Regular Interests for any Distribution Date, the aggregate amount of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated (i) with respect to the Mortgage Loans, first, to Uncertificated Accrued Interest payable to REMIC 1 Regular Interest LT-AA and REMIC 1 Regular Interest LT-ZZ up to an aggregate amount equal to the REMIC 1 Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter among REMIC 1 Regular Interest LT-AA, REMIC 1 Regular Interest LT-A1, REMIC 1 Regular Interest LT-A2, REMIC 1 Regular Interest LT- M1, REMIC 1 Regular Interest LT-M2, REMIC 1 Regular Interest LT-M3, REMIC 1 Regular Interest LT-M4, REMIC 1 Regular Interest LT-M5, REMIC 1 Regular Interest LT-M6, REMIC 1 Regular Interest LT-M7, REMIC 1 Regular Interest LT-M8 and REMIC 1 Regular Interest LT-ZZ, PRO RATA based on, and to the extent of, one month's interest at the then applicable respective

Uncertificated REMIC 1 Pass-Through Rate on the respective Uncertificated Principal Balance of each such Uncertificated REMIC 1 Regular Interest.

         Section 1.04 Rights of the NIMS Insurer.

         Each of the rights of the NIMS Insurer set forth in this Agreement shall exist so long as (i) the NIMS Insurer has undertaken to guarantee certain payments of notes issued pursuant to an Indenture and (ii) any series of notes issued pursuant to one or more Indentures remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such notes; provided, however, the NIMS Insurer shall not have any rights hereunder (except pursuant to Section 11.01 in the case of clause (ii) below) so long as (i) the NIMS Insurer has not undertaken to guarantee certain payments of notes issued pursuant to the Indenture or (ii) any default has occurred and is continuing under the insurance policy issued by the NIMS Insurer with respect to such notes.

                                   ARTICLE II
                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01. Conveyance of Mortgage Loans.

         The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign, transfer, sell, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Company in and to (1) the Mortgage Loans identified on the Mortgage Loan Schedule (including any Prepayment Charges but exclusive of any late payment charges received thereon), (2) the rights with respect to the Servicing Agreements as assigned to the Trustee on behalf the Certificateholders by the Assignment Agreement, (3) the rights with respect to the Radian Lender-Paid PMI Policy as assigned to the Trustee and (4) all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders. Such assignment includes all principal and interest due and received by the Servicer on or with respect to the Mortgage Loans (other than payment of principal and interest due on or before the Cut-off Date).

         In connection with such transfer and assignment, the Company has caused the Seller to deliver to, and deposit with the Custodian as agent for the Trustee, as described in the Mortgage Loan Purchase Agreement, with respect to each Mortgage Loan, the following documents or instruments:

                  (i) the original Mortgage Note (including all riders thereto) bearing all intervening endorsements necessary to show a complete chain of endorsements from the original payee, endorsed "Pay to the order of _____without recourse", via original signature, and, if previously endorsed, signed in the name of the last endorsee by a duly qualified officer of the last endorsee or, with respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit. If the Mortgage Loan was acquired by the last endorsee in a merger, the endorsement must be by "[name of last endorsee], successor by merger to [name of the predecessor]." If the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by "[name of last endorsee], formerly known as [previous name]." Within 45 days after the Closing Date, the Custodian shall endorse the Mortgage Note in the name of "HSBC Bank USA, as trustee under the Pooling and Servicing Agreement relating to Homestar Mortgage Acceptance Corp., Asset-Backed Pass-Through Certificates, Series 2004-1" for each Mortgage Note;

                  (ii) The original recorded Mortgage, noting the presence of the MIN of the Mortgage Loan and either language indicating that the Mortgage Loan is a MOM loan or if the Mortgage Loan was not a MOM loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon; provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation or such office as a matter of policy does not return the original of such document or if such original Mortgage has been lost, the Seller shall include or cause to be included a copy thereof certified by the appropriate recording office, if available;

                  (iii) the original Assignment of Mortgage in blank, in form and substance acceptable for recordation in the jurisdiction in which the related mortgage property is located and signed in the name of the Last Endorsee by an authorized officer; unless the Mortgage Loan is registered on the MERS system;

                  (iv) The original intervening Assignments, if any, with evidence of recording thereon, showing an unbroken chain of title to the Mortgage from the originator thereof to Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System); provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation or such office as a matter of policy does not return the original of such document, the Seller shall include or cause to be included a copy thereof certified by the appropriate recording office, if available;

                  (v) The originals of each assumption, modification or substitution agreement, if any, relating to the Mortgage Loan; and

                  (vi) the original title insurance policy, or, if such policy has not been issued, any one of an original or a copy of the preliminary title report, title binder or title commitment on the Mortgaged Property with the original policy of the insurance to be delivered promptly following the receipt thereof.

         Within 30 days after the Closing Date, the Company shall complete or cause to be completed the Assignments of Mortgage in the name of "HSBC Bank USA, as trustee under the Pooling and Servicing Agreement relating to Homestar Mortgage Acceptance Corp., Asset-Backed Pass-Through Certificates, Series 2004-1" (or shall prepare or cause to be prepared new forms of Assignment of Mortgage so completed in the name of the Trustee) for each Mortgage Property in a state, if any, which is specifically excluded from the Opinion of Counsel delivered by the Company to the Trustee and the Custodian, each such assignment shall be recorded in the appropriate public office for real property records, and returned to the Custodian, at no expense to the Custodian.

         The Seller is obligated as described in the Mortgage Loan Purchase Agreement, with respect to the Mortgage Loans, to deliver to the Custodian as agent for the Trustee: (a) either the original recorded Mortgage, or in the event such original cannot be delivered by the Seller, a copy of such Mortgage certified as true and complete by the appropriate recording office, in those instances where a copy thereof certified by the Seller was delivered to the Custodian as agent for the Trustee pursuant to clause (ii) above; and (b) either the original Assignment or Assignments of the Mortgage, with evidence of recording thereon, showing an unbroken chain of assignment from the originator to the Seller, or in the event such original cannot be delivered by the Seller, a copy of such Assignment or Assignments certified as true and complete by the appropriate recording office, in those instances where copies thereof certified by the Seller were delivered to the Custodian as agent for the Trustee pursuant to clause (iv) above. However, pursuant to the Mortgage Loan Purchase Agreement, the

Seller need not cause to be recorded any assignment in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Seller to the Trustee, the Custodian, the NIMS Insurer and the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee's interest in the related Mortgage Loan; PROVIDED, HOWEVER, notwithstanding the delivery of any Opinion of Counsel, each assignment shall be submitted for recording by the Seller in the manner described above, at no expense to the Trust or the Trustee, upon the earliest to occur of: (i) reasonable direction by the Holders of Certificates evidencing at least 25% of the Voting Rights or the NIMS Insurer, (ii) the occurrence of a Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller, (iv) the occurrence of a servicing transfer as described in Section 7.02 hereof and (v) if the Seller is not the Master Servicer and with respect to any one assignment, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage.

         Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains the original Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Custodian as agent for the Trustee of a copy of such Mortgage certified by the public recording office to be a true and complete copy of the recorded original thereof.

         If any Assignment is lost or returned unrecorded to the Custodian as agent for the Trustee because of any defect therein, the Seller is required, as described in the Mortgage Loan Purchase Agreement, to prepare a substitute Assignment or cure such defect, as the case may be, and the Seller shall cause such Assignment to be recorded in accordance with this section.

         The Seller is required as described in the Mortgage Loan Purchase Agreement, with respect to the Mortgage Loans, to exercise its best reasonable efforts to deliver or cause to be delivered to the Custodian as agent for the Trustee within 120 days of the Closing Date, with respect to the Mortgage Loans, the original or a photocopy of the title insurance policy with respect to each such Mortgage Loan assigned to the Trustee pursuant to this Section 2.01.

         In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Seller further agrees that it will cause, at the Seller's own expense, as of the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Servicer to alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

         All original documents relating to the Mortgage Loans which are not delivered to the Custodian as agent for the Trustee are and shall be held by the Seller in trust for the benefit of the Trustee on behalf of the Certificateholders.

         Except as may otherwise expressly be provided herein, none of the Company, the Custodian, the Master Servicer, or the Trustee shall (and the Master Servicer shall ensure that no Servicer shall) assign, sell, dispose of or transfer any interest in the Trust Fund or any portion thereof, or cause the Trust Fund or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance.

         It is intended that the conveyance of the Mortgage Loans by the Company to the Trustee as provided in this Section be, and be construed as, a sale of the Mortgage Loans as provided for in this Section 2.01 by the Company to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans are held to be property of the Company, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related Insurance Policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C); (c) the possession by the Custodian as agent for the Trustee or any other agent of the Trustee of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-115, 9-305, 8-102, 8- 301, 8-501 and 8-503 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Company and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the REMIC 1 Regular Interests, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

                  Section 2.02. Acceptance of the Trust Fund by the Trustee.

         The Trustee acknowledges receipt (subject to any exceptions noted in the Initial Certification described below), of the documents referred to in
Section 2.01 above and all other assets included in the definition of "Trust Fund" and declares that it (or the Custodian on its behalf) holds and will hold such documents and the other documents delivered to Custodian as agent for the Trustee constituting the Mortgage Files, and that it holds or will hold such other assets included in the definition of "Trust Fund" (to the extent delivered or assigned to the Custodian as agent for the Trustee), in trust for the exclusive use and benefit of all present and future Certificateholders.

         The Trustee agrees that, for the benefit of the Certificateholders, the Custodian as agent for the Trustee will review each Mortgage File on or before the Closing Date to ascertain that all documents required to be delivered to it are in its possession, and the Custodian as agent for the Trustee agrees to execute and deliver, or cause to be executed and delivered, to the Company and the NIMS Insurer on the Closing Date, with respect to each Mortgage Loan, an Initial Certification in the form annexed hereto as Exhibit C to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession, and (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan. Neither the Custodian, the Trustee, the NIMS Insurer or the Master Servicer shall be under any duty to determine whether any Mortgage File should include any of the documents specified in clauses (v) or (vi) of Section 2.01. Neither the Custodian, the Trustee, the NIMS Insurer or the Master Servicer shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded, or they are in recordable form or that they are other than what they purport to be on their face.

         Within 180 days of the Closing Date, with respect to the Mortgage Loans, the Custodian as agent for the Trustee shall deliver to the Company and the NIMS Insurer a Final Certification in the form annexed hereto as Exhibit D evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

         If in the process of reviewing the Mortgage Files and preparing the certifications referred to above the Custodian as agent for the Trustee or the Master Servicer finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Custodian as agent for the Trustee shall promptly notify the Trustee, the Seller, the NIMS Insurer and the Company. The Custodian as agent for the Trustee shall promptly notify the Seller, the NIMS Insurer and the Securities Administrator of such defect and request that the Seller cure any such defect within 60 days from the date on which the Seller was notified of such defect, and if the Seller does not cure such defect in all material respects during such period, request on behalf of the Certificateholders that the Seller purchase such Mortgage Loan from the Trust Fund at the Purchase Price within 90 days after the date on which the Seller was notified of such defect; provided that if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. It is understood and agreed that the obligation of the Seller to cure a material defect in, or purchase any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders. The Purchase Price for the purchased Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Master Servicer in the Custodial Account and, upon receipt by the Custodian as agent for the Trustee and the Securities Administrator of written notification of such deposit signed by a Servicing Officer, the Custodian as agent for the Trustee shall release or cause to be released to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall require as necessary to vest in the Seller ownership of any Mortgage Loan released pursuant hereto and at such time the Custodian as agent for the Trustee shall have no further responsibility with respect to the related Mortgage File. In furtherance of the foregoing, if the Seller is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Trustee, at the Seller's expense, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations.

         Section  2.03. Representations, Warranties and Covenants of the Master
                        Servicer and the Company.

         (a) The Master Servicer hereby represents and warrants to and covenants with the Company for the benefit of Certificateholders and the Trustee that:

                  (i) The Master Servicer is, and throughout the term hereof shall remain, a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, the Master Servicer is, and shall remain, in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement, and the Master Servicer or an affiliate is, and shall remain, approved to service mortgage loans for Fannie Mae and Freddie Mac;

                  (ii) The execution and delivery of this Agreement by the Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's articles of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

                  (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Company and the Trustee, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (v) The Master Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

                  (vi) No litigation is pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the Master Servicer) or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement or is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

                  (vii) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Insurance Policy;

                  (viii) The execution of this Agreement and the performance of the Master Servicer's obligations hereunder do not require any license, consent or approval of any state or federal court, agency, regulatory authority or other governmental body having jurisdiction over the Master Servicer, other than such as have been obtained; and

                  (ix) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any affiliate of the Company or the Trustee by the Master Servicer in its capacity as Master Servicer, will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.03(a) shall survive the execution and delivery of this Agreement, and shall inure to the benefit of the Company, the Trustee and the Certificateholders. Upon discovery by any of the Company, the Trustee, the Securities Administrator, the NIMS Insurer or the Master Servicer of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the interests of the Company or the Trustee or the value of any Mortgage Loan or Prepayment Charge, the party discovering such breach shall give prompt written notice to the other parties.

         (b) The Company hereby represents and warrants to the Master Servicer, the Securities Administrator and the Trustee for the benefit of Certificateholders that as of the Closing Date

                  (i) the Company (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Company's business as presently conducted or on the Company's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (ii) the Company has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (iii) the execution and delivery by the Company of this Agreement have been duly authorized by all necessary corporate action on the part of the Company; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Company or its properties or the articles of incorporation or by-laws of the Company, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Company's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (iv) the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

                  (v) this Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

                  (vi) there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against the Company, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Company will be determined adversely to the Company and will if determined adversely to the Company materially and adversely affect the Company's ability to enter into this Agreement or perform its obligations under this Agreement; and the Company is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

                  (vii) immediately prior to the transfer and assignment to the Trustee, each Mortgage Note and each Mortgage were not subject to an assignment or pledge, and the Company had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Mortgage Loan to the Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

         Upon discovery by either the Company, the Master Servicer, the Securities Administrator, the Custodian, the NIMS Insurer or the Trustee of a breach of any representation or warranty set forth in this Section 2.03 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

         Section  2.04. Assignment of Interest in the Mortgage Loan Purchase
                        Agreement.

         The Company hereby assigns to the Trustee for the benefit of Certificateholders all of its rights (but none of its obligations) in, to and under the Mortgage Loan Purchase Agreement. Insofar as the Mortgage Loan Purchase Agreement relates to such representations and warranties and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Trustee on behalf of the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Securities Administrator, NIMS Insurer or the Trustee of a breach of any of the representations and warranties made in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially and adversely affects the value of a Mortgage Loan or the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. The Trustee shall promptly notify the Seller of such breach and request that the Seller shall, within 90 days from the date that the Seller was notified or otherwise obtained knowledge of such breach, either
(i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in
Section 2.02; provided that if such breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. However, in the case of a breach under the Mortgage Loan Purchase Agreement, subject to the approval of the Company the Seller shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such substitution must occur within 90 days from the date the breach was discovered if such 90 day period expires before two years following the Closing Date. In the event that the Seller elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, the Trustee shall enforce the obligation of the Seller under the Mortgage Loan Purchase Agreement to deliver to the Custodian as agent for the Trustee and the Master Servicer, as appropriate, with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by
Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution, to the extent received by the Master Servicer or any Subservicer, shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Company shall amend or cause to be amended the Mortgage Loan

Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Company shall deliver the amended Mortgage Loan Schedule to the Custodian as agent for the Trustee and to the NIMS Insurer. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the Mortgage Loan Purchase Agreement as of the date of substitution, and the Company shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in the Mortgage Loan Purchase Agreement (other than any statistical representations set forth therein).

         In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (the "Substitution Adjustment"), if any, by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to Certificateholders in the month of substitution). The Trustee shall enforce the obligation of the Seller under the Mortgage Loan Purchase Agreement to provide the Master Servicer on the day of substitution for immediate deposit into the Custodial Account the amount of such shortfall, without any reimbursement therefor. In accordance with the Mortgage Loan Purchase Agreement, the Seller shall give notice in writing to the Trustee and the Custodian of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on REMIC 1 or REMIC 2, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) any portion of REMIC 1 or REMIC 2 to fail to qualify as a REMIC at any time that any Certificate is outstanding. The costs of any substitution as described above, including any related assignments, opinions or other documentation in connection therewith shall be borne by the Seller.

         Except as expressly set forth herein none of the Trustee, the Custodian, the Securities Administrator or the Master Servicer is under any obligation to discover any breach of the above- mentioned representations and warranties. It is understood and agreed that the obligation of the Seller to cure such breach, purchase or to substitute for such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders. Notwithstanding the foregoing, within 90 days of the earlier of discovery by the Seller or receipt of notice by the Seller of the breach of the representation or covenant of the Seller set forth in Section 3.01(b)(xlix) of the Mortgage Loan Purchase Agreement which materially and adversely affects the interests of the Holders of the Class P Certificates in any Prepayment Charge, the Seller shall remedy such breach as set forth in
Section 3.01(b) of the Mortgage Loan Purchase Agreement.

         Section  2.05. Issuance of Certificates; Conveyance of REMIC Regular
                        Interests and Acceptance of REMIC 1 and REMIC 2 by the Trustee.

         (a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to the Custodian as agent for the Trustee of the Mortgage Files, subject to the provisions of Sections 2.01 and 2.02, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed, authenticated and delivered to or upon the order of the Company, the Certificates in authorized denominations. The interests evidenced by the Certificates, constitute the entire beneficial ownership interest in the Trust Fund.

         (b) The Company, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Company in and to the REMIC 1 Regular Interests for the benefit of the Holders of the REMIC 1 Regular Interests and Holders of the Class R Certificates (as Holders of the Class R-1 Interest). The Trustee acknowledges receipt of the REMIC 1 Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the Holders of the REMIC 1 Regular Interests and Holders of the Class R Certificates (as Holders of the Class R-1 Interest). The interests evidenced by the Class R-1 Interest, together with the REMIC 1 Regular Interests, constitute the entire beneficial ownership interest in REMIC 1.

         (c) The Company, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Company in and to the REMIC 1 Regular Interests for the benefit of the Holders of the Regular Certificates and Holders of the Class R Certificates (as Holders of the Class R-2 Interest). The Trustee acknowledges receipt of the REMIC 1 Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the Holders of the Regular Certificates and Holders of the Class R Certificates (as Holders of the Class R-2 Interest). The interests evidenced by the Class R-2 Interest, together with the Regular Certificates, constitute the entire beneficial ownership interest in REMIC 2.

         (d) In exchange for the REMIC 1 Regular Interests and, concurrently with the assignment to the Trustee thereof, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed, authenticated and delivered to or upon the order of the Company, the Regular Certificates in authorized denominations evidencing (together with the Class R-2 Interest) the entire beneficial ownership interest in REMIC 2.

         (e) Concurrently with (i) the assignment and delivery to the Trustee of REMIC 1 (including the Residual Interest therein represented by the Class R-1 Interest) and the acceptance by the Trustee thereof and (ii) the assignment and delivery to the Trustee of REMIC 2 (including the Residual Interest therein represented by the Class R-2 Interest), and the acceptance by the Trustee thereof, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed, authenticated and delivered to or upon the order of the Company, the Class R Certificates in authorized denominations evidencing the Class R-1 Interest and the Class R-2 Interest.

         Section 2.06. Negative Covenants of the Trustee and Master Servicer.

                  Except as otherwise expressly permitted by this Agreement the Trustee and Master Servicer shall not cause the Trust Fund to:

                  (i) sell, transfer, exchange or otherwise dispose of any of the assets of the Trust Fund;

                  (ii) dissolve or liquidate the Trust Fund in whole or in part;

                  (iii) engage, directly or indirectly, in any business other than that arising out of the issue of the Certificates, and the actions contemplated or required to be performed under this Agreement;

                  (iv) incur, create or assume any indebtedness for borrowed money;

                  (v) voluntarily file a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding; or

                  (vi) merge, convert or consolidate with any other Person.

                                   ARTICLE III
                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

         Section 3.01. Administration and Servicing of Mortgage Loans

         (a) The Master Servicer shall supervise, monitor and oversee the obligation of the Servicer to service and administer the Mortgage Loans in accordance with the terms of the related Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicer and shall cause the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under the applicable Servicing Agreement. The Master Servicer shall independently and separately monitor the Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer's and Master Servicer's records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 4.03, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer to the Custodial Account pursuant to the applicable Servicing Agreement.

         The Trustee shall furnish the Servicer and the Master Servicer with any powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Servicer and the Master Servicer to service and administer the related Mortgage Loans and REO Property.

         The Trustee shall provide access to the records and documentation in possession of the Trustee regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the NIMS Insurer, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee; provided, however, that, unless otherwise required by law, the Trustee shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee's actual costs.

         The Trustee shall execute and deliver to the Servicer and the Master Servicer any court pleadings, requests for trustee's sale or other documents necessary or desirable to (i) the foreclosure or trustee's sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument; (iii) obtain a


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deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

         (b) Consistent with the terms of this Agreement, the Master Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if such waiver, modification, postponement or indulgence is in conformity with the Accepted Servicing Practices; provided that, that the NIMs Insurer's prior written consent shall be required for any modification, waiver or amendment by the Master Servicer if the aggregate number of outstanding Mortgage Loans which have been modified, waived or amended exceeds 5% of the number of Mortgage Loans subject to the related Servicing Agreement, provided, however, that:

                  (A) the Master Servicer shall not make future advances (except as provided in Section 4.03);

                  (B) the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, defer or forgive the payment of any principal or interest payments, reduce the outstanding Stated Principal Balance (except for reductions resulting from actual payments of principal) or extend the final maturity date on such Mortgage Loan (unless (i) the Mortgagor is in default with respect to the Mortgage Loan or (ii) such default is, in the judgment of the Master Servicer, reasonably foreseeable); and

                  (C) the Master Servicer shall not consent to (i) partial releases of Mortgages, (ii) alterations, (iii) removal, demolition or division of properties subject to Mortgages, (iv) modification or (v) second mortgage subordination agreements with respect to any Mortgage Loan that would: (i) affect adversely the status of any REMIC as a REMIC,(ii) cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions, or (iii) both (x) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (y) cause any REMIC constituting part of the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions.

The provisions of this Section 3.01(b) shall apply to the exercise of such waiver, modification, postponement or indulgence rights by the Master Servicer in its capacity as such and shall not apply to the exercise of any similar rights by the Servicer, who shall instead by subject to the provisions of the Servicing Agreement. Such waiver, modification, postponement and indulgence rights of the Master Servicer set forth in this Section shall not be construed as a duty.

         (c) In the event of a Subservicer Termination Trigger, the Master Servicer shall enforce the obligation of the Servicer under the Servicing Agreements to terminate the related Subservicers and to engage new Subservicers at the direction of the NIMS Insurer.

         (d) The Master Servicer shall enforce the obligation of the Servicer under the Servicing Agreements to waive Prepayment Charges in accordance with the criteria therein and to pay the amount of any waived Prepayment Charges.


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         Section 3.02 REMIC-Related Covenants.

         For as long as each REMIC shall exist, the Trustee, the Master Servicer and the Securities Administrator shall act in accordance herewith to assure continuing treatment of such REMIC as a REMIC, and the Trustee, the Master Servicer and the Securities Administrator shall comply with any directions of the Company, the Servicer or the Master Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received a REMIC Opinion addressed to the Trustee prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day without receipt of a REMIC Opinion addressed to the Trustee.

         Section 3.03 Monitoring of Servicer.

         (a) The Master Servicer shall be responsible for reporting to the Trustee and the Company the compliance by the Servicer with its duties under the related Servicing Agreement. In the review of the Servicer's activities, the Master Servicer may rely upon an officer's certificate of the Servicer (or similar document signed by an officer of the Servicer) with regard to the Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Company, the NIMS Insurer and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

         (b) The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of the Servicer under the related Servicing Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of the Servicer thereunder and act as servicer of the related Mortgage Loans or to cause the Trustee to enter in to a new Servicing Agreement with a successor Servicer selected by the Master Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

         (c) To the extent that the costs and expenses of the Master Servicer related to any


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termination of the Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by the Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor service to service the Mortgage Loans in accordance with the related Servicing Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Custodial Account, provided that such reimbursement shall not be subject to the $500,000 cap described in Section 6.03.

         (d) The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing Agreement.

         (e) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

         Section 3.04 Fidelity Bond.

         The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees. Copies of such policies and fidelity bonds shall be provided to the NIMS Insurer upon reasonable request.

         Section 3.05 Power to Act; Procedures.

         The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents,
(ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds, Liquidation Proceeds and Subsequent Recoveries, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 3.03, shall not permit the Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or


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not taken, as the case may be, would cause any REMIC to fail to qualify as a
REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code) unless the Master Servicer and the NIMS Insurer have received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action would not cause any REMIC to fail to qualify as a REMIC or result in the imposition of a tax upon any REMIC. The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or the Servicer). If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 8.10 hereof. In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

         Section  3.06 Due-on-Sale Clauses; Assumption Agreements.

         To the extent provided in the applicable Servicing Agreement, to the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicer to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

         Section  3.07 Release of Mortgage Files.

         (a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the Servicer will, if required under the applicable Servicing Agreement (or if the Servicer does not, the Master Servicer may), promptly furnish to the Custodian, on behalf of the Trustee, two copies of a certification substantially in the form of Exhibit F hereto signed by an officer of the Servicer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Protected Account maintained by the Servicer pursuant to
Section 3.16 or by the Servicer pursuant to its Servicing Agreement have


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been or will be so deposited) and shall request that the Custodian, on behalf of the Trustee, deliver to the Servicer the related Mortgage File. Upon receipt of such certification and request, the Custodian, on behalf of the Trustee, shall promptly release the related Mortgage File to the Servicer and the Trustee and Custodian shall have no further responsibility with regard to such Mortgage
File. Upon any such payment in full, the Servicer is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Protected Account.

         (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with the applicable Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by the Servicer or the Master Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Custodian, on behalf of the Trustee, shall, upon the request of the Servicer or the Master Servicer, and delivery to the Custodian, on behalf of the Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form of Exhibit F (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to the Servicer or the Master Servicer, as applicable. Such trust receipt shall obligate the Servicer or the Master Servicer to return the Mortgage File to the Custodian on behalf of the Trustee, when the need therefor by the Servicer or the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Custodian, on behalf of the Trustee, to the Servicer or the Master Servicer.

         Section  3.08 Documents, Records and Funds in Possession of Master
                       Servicer To Be Held for Trustee.

         (a) The Master Servicer shall transmit and the Servicer (to the extent required by the related Servicing Agreement) shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer or the Servicer from time to time as are required by the terms hereof, or in the case of the Servicer, the applicable Servicing Agreement, to be delivered to the Trustee or Custodian. Any funds received by the Master Servicer or by the Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or by the Servicer as Liquidation Proceeds, Insurance Proceeds or Subsequent Recoveries in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to the Master Servicer's right to retain or withdraw from the Custodial Account the Master Servicing Compensation and other amounts provided in this Agreement, and to the right of the Servicer to retain its Servicing Fee and other amounts as provided in the applicable Servicing Agreement. The Master Servicer shall, and (to the extent provided in the applicable Servicing Agreement) shall cause the Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee and to the NIMS Insurer, its agents and accountants at any time upon reasonable request


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and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it. In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

         (b) All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, Insurance Proceeds or Subsequent Recoveries, shall be held by the Master Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and the Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or the Servicer under this Agreement or the applicable Servicing Agreement.

         Section 3.09 Standard Hazard Insurance and Flood Insurance Policies.

         (a) For each Mortgage Loan, the Master Servicer shall enforce any obligation of the Servicer under the related Servicing Agreement to maintain or cause to be maintained standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of the related Servicing Agreement. It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

         (b) Pursuant to Section 3.16 and 3.17, any amounts collected by the Servicer or the Master Servicer, or by the Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Custodial Account, subject to withdrawal pursuant to Section 3.17 and 3.18. Any cost incurred by the Master Servicer or the Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or the Servicer pursuant to Section 3.17 and 3.18.

         Section 3.10 Presentment of Claims and Collection of Proceeds.

         The Master Servicer shall (to the extent provided in the applicable Servicing Agreement) cause the Servicer to prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement,


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compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Master Servicer (or disbursed to the Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Custodial Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

         Section 3.11 Maintenance of the Primary Mortgage Insurance Policies.

         (a) The Master Servicer shall not take, or permit the Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or the Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause the Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. The Master Servicer shall not, and shall not permit the Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.

         (b) The Master Servicer agrees to present, or to cause the Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.16 and 3.17, any amounts collected by the Master Servicer or the Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Sections 3.17 and 3.18.

         Section  3.12 Trustee to Retain Possession of Certain Insurance
                       Policies and Documents.

         The Trustee (or the Custodian, as directed by the Trustee), shall retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee (or its Custodian, if any, as directed by the Trustee) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Master Servicer shall promptly deliver or cause to be delivered to the Trustee (or the Custodian, as directed by the Trustee), upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and


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such other documents or instruments that constitute portions of the Mortgage
File that come into the possession of the Master Servicer from time to time.

         Section 3.13 Realization Upon Defaulted Mortgage Loans.

         The Master Servicer shall cause the Servicer (to the extent required under the related Servicing Agreement) to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

         Section 3.14 Compensation for the Master Servicer.

         The Master Servicer will be entitled to the Master Servicer Fee and any all income and gain realized from any investment of funds in the Certificate Account and the Custodial Account, pursuant to Article IV, for the performance of its activities hereunder. Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (but not including any Prepayment Charge) shall be retained by the Servicer and shall not be deposited in the Protected Account. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

         Section 3.15 REO Property.

         (a) In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable. Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the Servicer to protect and conserve, such REO Property in the manner and to the extent required by the applicable Servicing Agreement, in accordance with the REMIC Provisions and in a manner that does not result in a tax on "net income from foreclosure property" or cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

         (b) The Master Servicer shall, to the extent required by the related Servicing Agreement, cause the Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Protected Account.

         (c) The Master Servicer and the Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Monthly Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that any such unreimbursed Monthly Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may


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be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

         (d) To the extent provided in the related Servicing Agreement, the Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the Servicer as provided above shall be deposited in the Protected Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the related Custodial Account on the next succeeding Servicer Remittance Date.

         Section 3.16. Protected Accounts

         (a) The Master Servicer shall enforce the obligation of the Servicer to establish and maintain a Protected Account in accordance with the applicable Servicing Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt, all collections of principal and interest on any Mortgage Loan and any REO Property received by the Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the Servicer's own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of the Servicer) and all other amounts to be deposited in the Protected Account. The Servicer is hereby authorized to make withdrawals from and deposits to the related Protected Account for purposes required or permitted by this Agreement. To the extent provided in the related Servicing Agreement, the Protected Account shall be held by a Designated Depository Institution and segregated on the books of such institution in the name of the Trustee for the benefit of Certificateholders.

         (b) To the extent provided in the related Servicing Agreement, amounts on deposit in a Protected Account may be invested in Permitted Investments in the name of the Trustee for the benefit of Certificateholders and, except as provided in the preceding paragraph, not commingled with any other funds. Such Permitted Investments shall mature, or shall be subject to redemption or withdrawal, no later than the date on which such funds are required to be withdrawn for deposit in the Custodial Account, and shall be held until required for such deposit. The income earned from Permitted Investments made pursuant to this Section 3.16 shall be paid to the Servicer under the applicable Servicing Agreement, and the risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Servicer. The Servicer (to the extent provided in the Servicing Agreement) shall deposit the amount of any such loss in the Protected Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

         (c) To the extent provided in the related Servicing Agreement and subject to this Article III, on or before each Servicer Remittance Date, the Servicer shall withdraw or shall cause to be withdrawn from its Protected Accounts and shall immediately deposit or cause to be deposited in the Custodial Account amounts representing the following collections and payments (other than with respect to principal of or interest on the Mortgage Loans due on or before the Cut-off Date) with


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respect to each Loan Group:

                  (1) Scheduled payments on the Mortgage Loans received or any related portion thereof advanced by the Servicer pursuant to its Servicing Agreement which were due on or before the related Due Date, net of the amount thereof comprising its Servicing Fee or any fees with respect to any lender-paid primary mortgage insurance policy;

                  (2) Full Principal Prepayments and any Liquidation Proceeds received by the Servicer with respect to the Mortgage Loans in the related Prepayment Period, with interest to the date of prepayment or liquidation, net of the amount thereof comprising its Servicing Fee;

                  (3) Partial Principal Prepayments received by the Servicer for the Mortgage Loans in the related Prepayment Period; and

                  (4) Any amount to be used as a Monthly Advance.

         (b) Withdrawals may be made from an Account only to make remittances as provided in the Servicing Agreement; to reimburse the Master Servicer or the Servicer for Monthly Advances which have been recovered by subsequent collections from the related Mortgagor; to remove amounts deposited in error; to remove fees, charges or other such amounts deposited on a temporary basis; or to clear and terminate the account at the termination of this Agreement in accordance with Section 10.01. As provided in Sections 3.16(a) and 3.17(b) certain amounts otherwise due to the Servicer may be retained by them and need not be deposited in the Custodial Account.

         Section 3.17 Custodial Account

         (a) The Master Servicer shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Custodial Account as a segregated trust account or accounts. The Custodial Account shall be an Eligible Account. The Master Servicer will deposit in the Custodial Account as identified by the Master Servicer and as received by the Master Servicer from the Servicer, the following amounts:

                  (1) Any amounts withdrawn from a Protected Account;

                  (2) Any Monthly Advance and any payments of Compensating Interest;

                  (3) Any Insurance Proceeds, Net Liquidation Proceeds or Subsequent Recoveries received by or on behalf of the Servicer or Master Servicer or which were not deposited in a Protected Account;

                  (4) The Repurchase Price with respect to any Mortgage Loans purchased by the Seller pursuant to the Mortgage Loan Purchase Agreement or Sections 2.02 or 2.03 hereof, any amounts which are to be treated pursuant to Section 2.04 of this Agreement as the payment of a Repurchase Price in connection with the tender of a Substitute Mortgage Loan


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         by the Seller, the Repurchase Price with respect to any Mortgage Loans purchased by the Company pursuant to Section 3.21, and all proceeds of any Mortgage Loans or property acquired with respect thereto repurchased by the Company or its designee pursuant to Section 10.01;

                  (5) Any amounts required to be deposited with respect to losses on investments of deposits in an Account; and

                  (6) Any other amounts received by or on behalf of the Master Servicer and required to be deposited in the Custodial Account pursuant to this Agreement.

         (b) All amounts deposited to the Custodial Account shall be held by the Master Servicer in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement. The requirements for crediting the Custodial Account or the Certificate Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) prepayment or late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges and (ii) the items enumerated in Subsection 3.20(a) need not be credited by the Master Servicer or the Servicer to the Certificate Account or the Custodial Account, as applicable. In the event that the Master Servicer shall deposit or cause to be deposited to the Custodial Account any amount not required to be credited thereto, the Securities Administrator, upon receipt of a written request therefor signed by a Servicing Officer of the Master Servicer, shall promptly transfer such amount to the Master Servicer, any provision herein to the contrary notwithstanding.

         (c) The amount at any time credited to the Custodial Account may be invested, in the name of the Trustee, or its nominee, for the benefit of the Certificateholders, in Permitted Investments as directed by Master Servicer. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Certificate Account Deposit Date. Any and all investment earnings on amounts on deposit in the Master Servicer Account from time to time shall be for the account of the Master Servicer. The Master Servicer from time to time shall be permitted to withdraw or receive distribution of any and all investment earnings from the Master Servicer Account. The risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Master Servicer. The Master Servicer shall deposit the amount of any such loss in the Custodial Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

         Section 3.18 Permitted Withdrawals and Transfers from the Custodial
                      Account.

         (a) The Master Servicer will, from time to time on demand of the Servicer or the Securities Administrator, make or cause to be made such withdrawals or transfers from the Custodial Account as the Master Servicer has designated for such transfer or withdrawal pursuant to this Agreement and the related Servicing Agreement. The Master Servicer may clear and terminate the Custodial Account pursuant to Section 10.01 and remove amounts from time to time deposited in


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error.

         (b) On an ongoing basis, the Master Servicer shall withdraw from the Custodial Account (i) any expenses recoverable by the Trustee, the Master Servicer or the Securities Administrator or the Custodian pursuant to Sections 3.03, 7.04 and 9.05 and (ii) any amounts payable to the Master Servicer as set forth in Section 3.14.

         (c) In addition, on or before each Certificate Account Deposit Date, the Master Servicer shall deposit in the Certificate Account (or remit to the Securities Administrator for deposit therein) any Monthly Advances required to be made by the Master Servicer with respect to the Mortgage Loans.

         (d) No later than 3:00 p.m. New York time on each Certificate Account Deposit Date, the Master Servicer will transfer all Available Distribution Amount on deposit in the Custodial Account with respect to the related Distribution Date to the Securities Administrator for deposit in the Certificate Account.

         Section 3.19. Certificate Account.

         (a) The Securities Administrator shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Certificate Account as a segregated trust account or accounts and it may be a sub-account of the Custodial Account.

         (b) All amounts deposited to the Certificate Account shall be held by the Trustee in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

         (c) The Certificate Account shall constitute a trust account of the Trust Fund segregated on the books of the Securities Administrator on behalf of the Trustee, and the Certificate Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Trustee, the Securities Administrator or the Master Servicer (whether made directly, or indirectly through a liquidator or receiver of the Trustee or the Master Servicer). The Certificate Account shall be an Eligible Account. The Certificate Account may be a sub-account of the Custodial Account and in such case any withdrawals from the Custodial Account and deposits into the Certificate Account shall be deemed to have been made. The amount at any time credited to the Certificate Account shall be (i) held in cash and fully insured by the FDIC to the maximum coverage provided thereby or (ii) invested in the name of the Trustee, in such Permitted Investments selected by the Securities Administrator or deposited in demand deposits with such depository institutions as selected by the Securities Administrator, provided that time deposits of such depository institutions would be a Permitted Investment. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor, manager or advisor for such Permitted Investment is an affiliate of the Securities Administrator or, if such obligor is any other Person, the Business Day preceding such Distribution Date. All investment earnings on amounts on deposit in the Certificate Account or benefit from funds uninvested therein from time to time shall be for the


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account of the Securities Administrator. The Securities Administrator shall be permitted to withdraw or receive distribution of any and all investment earnings from the Certificate Account on each Distribution Date. If there is any loss on a Permitted Investment or demand deposit, the Securities Administrator shall deposit the amount of the loss to the Certificate Account. With respect to the Certificate Account and the funds deposited therein, the Master Servicer shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Trustee) as provided by 12 U.S.C. ss. 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

         Section 3.20 Permitted Withdrawals and Transfers from the Certificate
                      Account.

         (a) The Securities Administrator will, from time to time, make or cause to be made such withdrawals or transfers from the Certificate Account as the Securities Administrator has designated for such transfer or withdrawal pursuant to this Agreement and the Servicing Agreements:

                  (1) to reimburse the Master Servicer or the Servicer for any Monthly Advance of its own funds, the right of the Master Servicer or the Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance was made;

                  (2) to reimburse the Master Servicer or the Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or the Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

                  (3) to reimburse the Master Servicer or the Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or the Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the Master Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (xi) of this Subsection 3.18(a) to the Master Servicer; and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

                  (4) to reimburse the Master Servicer or the Servicer for advances of funds (other than Monthly Advances) made with respect to the Mortgage Loans, and the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for


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



         which such advances were made;

                  (5) to reimburse the Master Servicer or the Servicer for any Monthly Advance or advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Monthly Advance or advance has not been reimbursed pursuant to clauses (i) and (iv);

                  (6) to pay the Master Servicer as set forth in Section 3.14;

                  (7) to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.03, 7.04(c) and (d);

                  (8) to pay to the Master Servicer, as additional servicing compensation, any Excess Liquidation Proceeds to the extent not retained by the Servicer;

                  (9) to reimburse or pay the Servicer any such amounts as are due thereto under the applicable Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the related Servicing Agreement;

                  (10) to reimburse the Trustee, the Securities Administrator or the Custodian for expenses, costs and liabilities incurred by or reimbursable to it pursuant to this Agreement;

                  (11) to remove amounts deposited in error; and

                  (12) to clear and terminate the Certificate Account pursuant to Section 10.01.

         (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for any reimbursement from the Certificate Account pursuant to subclauses (i) through
(iv) or with respect to any such amounts which would have been covered by such subclauses had the amounts not been retained by the Master Servicer without being deposited in the Certificate Account under Section 3.17(b).

         (c) On each Distribution Date, the Securities Administrator shall distribute the Available Distribution Amount to the extent on deposit in the Certificate Account to the Holders of the Certificates and determined by the Securities Administrator.

         Section 3.21 Annual Officer's Certificate as to Compliance.

         (a) The Master Servicer shall deliver to the Trustee, the NIMS Insurer and the Rating Agencies on or before March 1 of each year, commencing on March 1, 2005, an Officer's Certificate, certifying that with respect to the period ending December 31 of the prior year: (i) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Servicing Officer's knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations,


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specifying each such default known to such Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that the Servicer has failed to perform any of its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

         (b) Copies of such statements shall be provided to any Certificateholder upon request, by the Master Servicer or by the Securities Administrator at the Master Servicer's expense if the Master Servicer failed to provide such copies.

         Section 3.22 Annual Independent Accountant's Servicing Report.

         If the Master Servicer has, during the course of any fiscal year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Trustee, the NIMS Insurer, the Rating Agencies and the Company on or before March 1 of each year, commencing on March 1, 2005 to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer's performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer's activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report. Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer, or by the Securities Administrator at the expense of the Master Servicer. If such report discloses exceptions that are material, the Master Servicer shall advise the Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

         Section 3.23 Reports Filed with Securities and Exchange Commission.

         Within 15 days after each Distribution Date, the Securities Administrator shall, in accordance with industry standards, file with the Commission via EDGAR, a Form 8-K with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30 in any year, the Securities Administrator shall, in accordance with industry standards and unless otherwise instructed by the Company, file a Form 15 Suspension Notice with respect to the Trust Fund, if applicable. Prior to (i) March 15, 2005 and (ii) unless and until a Form 15 Suspension Notice shall have been filed, prior to March 15 of each year thereafter, the Master Servicer shall provide the Securities Administrator with a Master Servicer Certification, together with a copy of the annual independent accountant's servicing report and annual statement of compliance of the Servicer, in each case, required to be delivered pursuant to the related Servicing Agreement, and, if


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applicable, the annual statement of compliance, and the annual independent accountant's servicing report to be delivered by the Master Servicer pursuant to Sections 3.21 and 3.22. Prior to (i) March 31, 2005, or such earlier filing date as may be required by the Commission, and (ii) unless and until a Form 15 Suspension Notice shall have been filed, March 31 of each year thereafter, or such earlier filing date as may be required by the Commission, the Securities Administrator shall file a Form 10- K, in substance conforming to industry standards, with respect to the Trust. Such Form 10-K shall include the Master Servicer Certification and other documentation provided by the Master Servicer pursuant to the second preceding sentence. The Company hereby grants to the Securities Administrator a limited power of attorney to execute and file each such document on behalf of the Company. Such power of attorney shall continue until either the earlier of (i) receipt by the Securities Administrator from the Company of written termination of such power of attorney and (ii) the termination of the Trust Fund. The Company agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 3.23; provided, however, the Securities Administrator will cooperate with the Company in connection with any additional filings with respect to the Trust Fund as the Company deems necessary under the Exchange Act. Fees and expenses incurred by the Securities Administrator in connection with this Section 3.23 shall not be reimbursable from the Trust Fund.

         Section 3.24 UCC.

         The Company shall inform the Trustee in writing of any Uniform Commercial Code financing statements that were filed on the Closing Date in connection with the Trust with stamped recorded copies of such financing statements to be delivered to the Trustee promptly upon receipt by the Company. The Trustee agrees to monitor and notify the Company if any continuation statements for such Uniform Commercial Code financing statements need to be filed. If directed by the Company in writing, the Trustee will file any such continuation statements solely at the expense of the Company. The Company shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

         Section 3.25 Optional Purchase of Defaulted Mortgage Loans.

                  (a)(i) The NIMS Insurer may, at its option, purchase a Mortgage Loan which has become 90 or more days delinquent or for which the Servicer has accepted a deed in lieu of foreclosure. Prior to purchase pursuant to this Section 3.25(a)(i), the Servicer shall be required to continue to make Advances pursuant to the related Servicing Agreement. The NIMS Insurer shall not use any procedure in selecting Mortgage Loans to be repurchased which is materially adverse to the interests of the Certificateholders. The NIMS Insurer shall purchase such delinquent Mortgage Loan at a price equal to the Purchase Price of such Mortgage Loan. Any such purchase of a Mortgage Loan pursuant to this Section 3.25(a)(i) shall be accomplished by remittance to the Master Servicer for deposit in the Custodial Account of the amount of the Purchase Price. The Trustee shall effectuate the conveyance of such delinquent Mortgage Loan to the NIMS Insurer to the extent necessary, as requested, and the Trustee shall promptly deliver all documentation to the NIMS


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Insurer.

                  (ii) During the first full calender month (but excluding the last Business Day thereof) following a Mortgage Loan or related REO Property becoming 90 days or more delinquent, the Seller shall have the option, but not the obligation to purchase from the Trust Fund any such Mortgage Loan or related REO Property that is then still 90 days or more delinquent, which the Seller determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Trustee prior to purchase), at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan or related REO Property purchased hereunder shall be deposited in the Custodial Account, and the Trustee, upon written certification of such deposit, shall release or cause to be released to the Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall furnish and as shall be necessary to vest in the Seller title to any Mortgage Loan or related REO Property released pursuant hereto.

                  (b) If with respect to any delinquent Mortgage Loan or related REO Property, the option of the Seller set forth in the preceding paragraph shall have arisen but the Seller shall have failed to exercise such option on or before the Business Day preceding the last Business Day of the calendar month following the calendar month during which such Mortgage Loan or related REO Property first became 90 days or more delinquent, then such option shall automatically expire; provided, however, that if any such Mortgage Loan or related REO Property shall cease to be 90 days or more delinquent but then subsequently shall again become 90 days or more delinquent, then the Seller shall be entitled to another repurchase option with respect to such Mortgage Loan or REO Property as provided in the preceding paragraph.

         Section 3.26. The Corridor Contract.

         The Trustee on behalf of the Trust Fund, shall enter into the interest rate cap transaction evidenced by the Corridor Contract, on the terms and conditions set forth in the Corridor Contract Assignment Agreement. The Corridor Contract will be an asset of the Trust Fund but will not be an asset of any REMIC. The Securities Administrator, on behalf of the Trustee, shall deposit any amounts received from time to time with respect to the Corridor Contract into the Basis Risk Shortfall Reserve Fund.

         The Securities Administrator, on behalf of the Trustee, shall prepare and deliver any notices required to be delivered under the Corridor Contract.

         The Securities Administrator, on behalf of the Trustee, shall terminate the Corridor Contract upon the occurrence of certain events of default or termination events to the extent specified thereunder.


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                                   ARTICLE IV
                         PAYMENTS TO CERTIFICATEHOLDERS

         Section 4.01. Distributions.

         (a) On each Distribution Date the Securities Administrator shall distribute to each Certificateholder of record as of the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Securities Administrator at least 5 Business Days prior to the related Record Date, or otherwise by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the amounts required to be distributed to such Holder pursuant to this Section 4.01.

         On each Distribution Date, the Securities Administrator shall withdraw from the Certificate Account that portion of Available Distribution Amount for such Distribution Date consisting of the Interest Remittance Amount for such Distribution Date, and make the following disbursements and transfers in the order of priority described below, in each case to the extent of the Interest Remittance Amount remaining for such Class for such Distribution Date;

                  (i) concurrently, to the Holders of the Class A-1 Certificates and Class A-2 Certificates, the related Accrued Certificate Interest and any Interest Carry Forward Amount for such Class for such Distribution Date; and

                  (ii) sequentially, to the Holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, the related Accrued Certificate Interest for such Class for such Distribution Date.

         (b) (i) On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Holders of each Class of Offered Certificates shall be entitled to receive distributions in respect of principal from that portion of Available Distribution Amount to the extent of the Principal Distribution Amount in the following amounts and order of priority:

                  (1) concurrently, to the Class A-1 Certificates and Class A-2 Certificates, on a pro rata basis, until the Certificate Principal Balances thereof are reduced to zero; and

                  (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, until the Certificate Principal Balance of each such Class is reduced to zero.

                  (ii) On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Holders of each Class of Offered Certificates shall be entitled


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to receive distributions in respect of principal from that portion of Available
Distribution Amount to the extent of the Principal Distribution Amount in the following amounts and order of priority:

                  (1) first, concurrently, the Class A Principal Distribution Amount shall be distributed to the Holders of the Class A-1 Certificates and Class A-2 Certificates, on a pro rata basis, until the Certificate Principal Balances thereof have been reduced to zero;

                  (2) second, to the Holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

                  (3) third, to the Holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and

                  (4) fourth, to the Holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

                  (5) fifth, to the Holders of the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

                  (6) sixth, to the Holders of the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

                  (7) seventh, to the Holders of the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

                  (8) eighth, to the Holders of the Class M-7 Certificates, the Class M-7 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and

                  (9) ninth, to the Holders of the Class M-8 Certificates, the Class M-8 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero.

         (c) On each Distribution Date the Net Monthly Excess Cashflow shall be distributed in the following order of priority, in each case to the extent of the Net Monthly Excess Cashflow remaining for such Distribution Date:

                  (i) to the Holders of the Offered Certificates then entitled to receive distributions


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in respect of principal, in an amount equal to any Extra Principal Distribution
Amount, payable to such Holders as part of the Principal Distribution Amount as described under Section 4.01(b) above;

                  (ii) sequentially to the Holders of the Class M-1, Class M-2, Class M-3, Class M- 4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, in an amount equal to any Interest Carry Forward Amount for such Class or Classes;

                  (iii) sequentially to the Holders of the Class A-2, Class M-1, Class M-2, Class M- 3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, in an amount equal to any Allocated Realized Loss Amount for such Class or Classes;

                  (iv) to the Basis Risk Shortfall Reserve Fund, to pay the Offered Certificates as follows: first, concurrently to the Class A-1 Certificates and Class A-2 Certificates and second, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, any related Basis Risk Shortfall Carry-Forward Amount for such Class or Classes on such Distribution Date, to the extent not covered by the Corridor Contract;

                  (v) to the Holders of the Class C Certificates, the Accrued Certificate Interest for such Class and any Principal Remittance Amount not used to make payments pursuant to clauses (b) and (c)(i) through (iv) above;

                  (vi) if such Distribution Date follows the Prepayment Period during which occurs the latest date on which a Prepayment Charge may be required to be paid in respect of any Mortgage Loans, to the Holders of the Class P Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof is reduced to zero;

                  (vii) to the Master Servicer, the Securities Administrator and the Trustee any amounts payable pursuant to Sections 6.03 or 8.05 which were not reimbursed because of the operation of the annual cap described in such Sections; and

                  (viii) any remaining amounts to the Holders of the Class R Certificates (in respect of the appropriate Residual Interest).

Without limiting the provisions of Section 9.01, the Class R Certificateholders, by accepting the Class R Certificates, agree to pledge their rights to receive any amounts otherwise distributable on the Class R Certificates, and such rights are hereby assigned and pledged to the holders of the Class C Certificates.

         (d) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Protected Account pursuant to Section 3.17. If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Certificates with the highest payment priority to which Realized Losses have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class


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of Certificates. The amount of any remaining Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Certificates with the next highest payment priority, up to the amount of such Realized Losses previously allocated to that Class of Certificates, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Accrual Period preceding the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

         (f) On each Distribution Date, all amounts representing Prepayment Charges in respect of the Mortgage Loans received during the related Prepayment Period will be withdrawn from the Certificate Account and distributed by the Securities Administrator to the Holders of the Class P Certificates and shall not be available for distribution to the Holders of any other Class of Certificates. The payment of the foregoing amounts to the Holders of the Class P Certificates shall not reduce the Certificate Principal Balances thereof.

         (g) With respect to the Corridor Contract, on each Distribution Date, any payments received from the Corridor Contract Counterparty with respect to such Distribution Date will be allocated to the Offered Certificates and the holder of the Class C Certificates in the following order of priority, in each case to the extent of amounts remaining:

         (1) concurrently, to the Class A-1 Certificates and Class A-2 Certificates, any related Basis Risk Shortfall Carry-Forward Amount for such Distribution Date;

         (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, any related Basis Risk Shortfall Carry-Forward Amount for such Classes for such Distribution Date; and

         (3)      any remaining amounts to the holders of the Class C
                  Certificates.

         (h) Each distribution with respect to a Book-Entry Certificate shall be paid to the Company, as Holder thereof, and the Company shall be responsible for crediting the amount of such distribution to the accounts of its Company Participants in accordance with its normal procedures. Each Company Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Securities Administrator the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

         (i) [reserved]

         (j) Except as otherwise provided in Section 9.01, if the Securities Administrator anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Securities Administrator shall, no later than two Business Days after the Determination Date in the month of such final distribution, mail on such date to each Holder of such


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Class of Certificates a notice to the effect that: (i) the Securities
Administrator anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Securities Administrator or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month.

         Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non- tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this
Section 4.01(i) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Securities Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within six months after the second notice all such Certificates shall not have been surrendered for cancellation, the Securities Administrator shall take reasonable steps as directed by the Company, or appoint an agent to take reasonable steps, to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the Trust Fund. If within nine months after the second notice any such Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto. No interest shall accrue or be payable to any Certificateholder on any amount held in trust as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(j).

         (k) On each Distribution Date, other than the final Distribution Date, the Securities Administrator shall distribute to each Certificateholder of record as of the immediately preceding Record Date the Certificateholder's pro rata share of its Class (based on the aggregate Percentage Interest represented by such Holder's Certificates) of all amounts required to be distributed on such Distribution Date to such Class. The Securities Administrator shall calculate the amount to be distributed to each Class and, based on such amounts, the Securities Administrator shall determine the amount to be distributed to each Certificateholder. All of the Securities Administrator's calculations of payments shall be based solely on information provided to the Securities Administrator by the Master Servicer. The Securities Administrator shall not be required to confirm, verify or recompute any such information but shall be entitled to rely conclusively on such information.

         Section 4.02. Statements to Certificateholders.

         (a) On each Distribution Date, based, as applicable, on information provided to it by the Master Servicer, the Securities Administrator shall prepare and make available on the Securities Administrator's website as set forth below, to each Holder of the Regular Certificates, the Trustee, the Master Servicer, the NIMS Insurer and the Rating Agencies, a statement as to the distributions made on such Distribution Date setting forth:



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                  (i) (A) the amount of the distribution made on such
Distribution Date to the Holders of each Class of Regular Certificates, separately identified, allocable to principal and (B) the amount of the distribution made on such Distribution Date to the Holders of the Class P Certificates allocable to Prepayment Charges;

                  (ii) the amount of the distribution made on such Distribution Date to the Holders of each Class of Regular Certificates (other than the Class P Certificates) allocable to interest, separately identified;

                  (iii) the Pass-Through Rate on each Class of Regular Certificates (other than the Class P Certificates) for such Distribution Date;

                  (iv) the aggregate amount of Advances for such Distribution Date;

                  (v) the number and aggregate Stated Principal Balance of the Mortgage Loans as of the end of the related Due Period;

                  (vi) the Overcollateralized Amount, the Overcollateralization Deficiency Amount and the Overcollateralization Target Amount for such Distribution Date;

                  (vii) the aggregate Certificate Principal Balance or Notional Amount, as applicable, of each Class of Regular Certificates after giving effect to the amounts distributed on such Distribution Date (in the case of each Class of the Class M Certificates, separately identifying any reduction thereof due to the allocation of Realized Losses thereto);

                  (viii) the number and aggregate Stated Principal Balance of Mortgage Loans (a) delinquent 31 to 60 days, (b) delinquent 61 to 90 days, (c) delinquent 91 days or more, in each case as of the end of the calendar month prior to such Distribution Date;

                  (ix) the number, aggregate principal balance and book value of any REO Properties as of the close of business on the last day of the calendar month preceding the month in which such Distribution Date occurs;

                  (x) the weighted average remaining term to maturity, weighted average Mortgage Rate and weighted average Net Mortgage Rate of the Mortgage Loans as of the close of business on the first day of the calendar month in which such Distribution Date occurs;

                  (xi) the aggregate amount of Principal Prepayments made during the related Prepayment Period;

                  (xii) the aggregate amount of Realized Losses incurred during the related Prepayment Period and the cumulative amount of Realized Losses;

                  (xiii) the aggregate amount of extraordinary Trust Fund expenses withdrawn from the Custodial Account or the Certificate Account for such Distribution Date;


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                  (xiv) the aggregate amount of any Prepayment Interest
Shortfalls for such Distribution Date, to the extent not covered by payments by the Servicer or Master Servicer pursuant to Section 3.17, and the aggregate amount of Relief Act Interest Shortfalls for such Distribution Date;

                  (xv) the Accrued Certificate Interest in respect of each Class of the Class A Certificates, Class M Certificates and Class C Certificates for such Distribution Date and the Unpaid Interest Shortfall Amount, if any, with respect to each Class of the Class A Certificates and Class M Certificates for such Distribution Date;

                  (xvi) (A) the Overcollateralization Target Amount, (B) the Overcollateralized Amount and (C) the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount, in each case after giving effect to the distribution made on the Regular Certificates on such Distribution Date;

                  (xvii) the aggregate amount of the Master Servicer Fee received by the Master Servicer with respect to the related Due Period and such other customary information as the Securities Administrator deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

                  (xviii) the aggregate of any deposits to and withdrawals from the Basis Risk Shortfall Reserve Fund for such Distribution Date and the remaining amount on deposit in the Basis Risk Shortfall Reserve Fund after such deposits and withdrawals; and

                  (xix) the Available Distribution Amount for such Distribution Date.

         In the case of information furnished pursuant to subclauses (i) and
(ii) above, the amounts shall also be expressed as a dollar amount per Single Certificate.

         On each Distribution Date the Securities Administrator shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") CUSIP level factors for each Class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg.

         The information set forth above shall be calculated or reported, as the case may be, by the Securities Administrator, based solely on, and to the extent of, information provided to the Securities Administrator by the Master Servicer. The Securities Administrator may conclusively rely on such information and shall not be required to confirm, verify or recalculate any such information.

         The Securities Administrator may make available each month, to any interested party, the monthly statement to Certificateholders and the NIMS Insurer via the Securities Administrator's website initially located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the Securities Administrator's customer service desk and indicating such. The Securities Administrator shall have the right to change the way such reports are distributed in order


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to make such distribution more convenient and/or more accessible to the parties, and the Securities Administrator shall provide timely and adequate notification to all parties regarding any such change.

         Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall prepare and forward, to each Person who at any time during the calendar year was a Holder of a Certificate, a statement containing the information set forth in subclauses (i) and (ii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

         Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall prepare and forward, to each Person who at any time during the calendar year was a Holder of a Class R Certificate a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time are in force.

         Section 4.03. Remittance Reports; Advances by the Master Servicer.

         (a) On the Business Day following each Determination Date but in no event later than the earlier of (i) such date which would allow the indenture trustee to submit a claim to the NIMS Insurer under the Indenture so as to allow a timely payment by the NIMS Insurer under the insurance policy related to the notes insured by the NIMS Insurer and (ii) the 20th day of each month (or if such 20th day is not a Business Day, the preceding Business Day), the Master Servicer shall deliver to the Securities Administrator and the NIMS Insurer a report, prepared as of the close of business on the Determination Date (the "Remittance Report"), in the form of an electromagnetic tape or disk. The Remittance Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is required by the Securities Administrator for purposes of making the calculations and preparing the statement described in Sections 4.01 and 4.02, as set forth in written specifications or guidelines issued by the Securities Administrator from time to time. The Trustee shall have no obligation to recompute, recalculate or verify any information provided to it by the Master Servicer.

         (b) If the scheduled payment on a Mortgage Loan that was due on a related Due Date is delinquent, other than as a result of application of the Relief Act, and for which the related Servicer was required to make an advance pursuant to the related Servicing Agreement exceeds the amount deposited in the Custodial Account which will be used for an advance with respect to such Mortgage Loan, the Master Servicer will deposit in the Custodial Account not later than the Certificate Account Deposit Date immediately preceding the related Distribution Date an amount equal to such deficiency, net of the Servicing Fee for such Mortgage Loan except to the extent the Master Servicer determines any such advance to be a Nonrecoverable Advance. Subject to the foregoing, the Master


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Servicer shall continue to make such advances through the date that the related
Servicer is required to do so under its Servicing Agreement. If the Master Servicer deems an advance to be a Nonrecoverable Advance, on the Certificate Account Deposit Date, the Master Servicer shall present an Officer's Certificate to the Trustee and the NIMS Insurer (i) stating that the Master Servicer elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

         (c) The Master Servicer shall deposit in the Custodial Account not later than each Certificate Account Deposit Date an amount equal to the lesser of (i) the sum of the aggregate amounts required to be paid by the Servicers under the Servicing Agreements with respect to subclauses (a) and (b) of the definition of Interest Shortfall with respect to the Mortgage Loans for the related Distribution Date, and not so paid by the related Servicer and (ii) the Master Servicer Fees for such Distribution Date (such amount, the "Compensating Interest Payment"). The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

         Section 4.04. Distributions on the REMIC Regular Interests.

         (a) On each Distribution Date, the Securities Administrator shall cause the Available Distribution Amount, in the following order of priority, to be distributed by REMIC 1 to REMIC 2 on account of the REMIC 1 Regular Interests or withdrawn from the Certificate Account and distributed to the Holders of the Class R Certificates (in respect of the Class R-1 Interest), as the case may be:

         (i) to Holders of REMIC 1 Regular Interest LT-AA, REMIC 1 Regular Interest LT-A1, REMIC 1 Regular Interest LT-A2, REMIC 1 Regular Interest LT-M1, REMIC 1 Regular Interest LT- M2, REMIC 1 Regular Interest LT-M3, REMIC 1 Regular Interest LT-M4, REMIC 1 Regular Interest LT-M5, REMIC 1 Regular Interest LT-M6, REMIC 1 Regular Interest LT-M7, REMIC 1 Regular Interest LT-M8 and REMIC 1 Regular Interest LT-ZZ and REMIC 1 Regular Interest LT-P, PRO RATA, in an amount equal to

                  (A) the related Uncertificated Accrued Interest for such Distribution Date, plus

                  (B) any amounts in respect thereof remaining unpaid from the previous Distribution Dates.

Amounts payable as Uncertificated Accrued Interest in respect of REMIC 1 Regular Interest LT-ZZ shall be reduced when the REMIC 1 Overcollateralized Amount is less than the REMIC 1 Overcollateralization Target Amount, by the lesser of (x) the amount of such difference and (y) the Maximum Uncertificated Accrued Interest Deferral Amount, and such amount will be payable to the Holders of REMIC 1 Regular Interest LT-A1, REMIC 1 Regular Interest LT-A2, REMIC 1 Regular Interest LT-M1, REMIC 1 Regular Interest LT-M2, REMIC 1 Regular Interest LT-M3, REMIC 1 Regular Interest LT-M4, REMIC 1 Regular Interest LT-M5, REMIC 1 Regular Interest LT-M6, REMIC 1 Regular Interest LT-M7 and REMIC 1 Regular Interest LT-M8 in the same proportion as the Overcollateralization Deficiency Amount is allocated to the Corresponding Certificates, and the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-ZZ shall be increased by such


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amount;

         (ii) to the Holders of REMIC 1 Regular Interest LT-P, (A) on each Distribution Date, 100% of the amount paid in respect of Prepayment Charges and
(B) on the Distribution Date immediately following the expiration of the latest Prepayment Charge as identified on the Prepayment Charge Schedule or any Distribution Date thereafter until $100 has been distributed pursuant to this clause;

         (iii) to the Holders of the REMIC 1 Regular Interests, in an amount equal to the remainder of the Available Funds for such Distribution Date after the distributions made pursuant to clauses (i) and (ii) above, allocated as follows:

                  (A) to the Holders of REMIC 1 Regular Interest LT-AA, 98% of such remainder, until the Uncertificated Principal Balance of such Uncertificated REMIC 1 Regular Interest is reduced to zero;

                  (B) to the REMIC 1 Regular Interest LT-A1, REMIC 1 Regular Interest LT-A2, REMIC 1 Regular Interest LT-M1, REMIC 1 Regular Interest LT-M2, REMIC 1 Regular Interest LT-M3, REMIC 1 Regular Interest LT-M4, REMIC 1 Regular Interest LT-M5, REMIC 1 Regular Interest LT-M6, REMIC 1 Regular Interest LT-M7and REMIC 1 Regular Interest LT-M8, 1% of such remainder, in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Principal Balances of such REMIC 2 Regular Interests are reduced to zero;

                  (C) to the Holders of REMIC 1 Regular Interest LT-ZZ, 1% of such remainder, until the Uncertificated Principal Balance of such REMIC 1 Regular Interest is reduced to zero; and

                  (D) any remaining amount to the Holders of the Class R Certificates (in respect of the Class R-1 Interest);

provided, however, that 98% and 2% of any principal payments shall be allocated to Holders of REMIC 1 Regular Interest LT-AA and REMIC 1 Regular Interest LT-ZZ, respectively, once the Uncertificated Principal Balances of REMIC 1 Regular Interest LT-A1, REMIC 1 Regular Interest LT-A2, REMIC 1 Regular Interest LT-M1, REMIC 1 Regular Interest LT-M2, REMIC 1 Regular Interest LT-M3, REMIC 1 Regular Interest LT-M4, REMIC 1 Regular Interest LT-M5, REMIC 1 Regular Interest LT-M6, REMIC 1 Regular Interest LT-M7 and REMIC 1 Regular Interest LT-M8 have been reduced to zero.

         Section 4.05. Allocation of Realized Losses.

         (a) All Realized Losses on the Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date as follows: first, to Net Monthly Excess Cashflow, through a distribution of the Extra Principal Distribution Amount for that Distribution Date; second, to the


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Overcollateralized Amount by a reduction of the Certificate Principal Balance of the Class C Certificates, until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class M-8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; seventh, to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; eighth, to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; ninth, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; tenth, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and eleventh, to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero. All Realized Losses to be allocated to the Certificate Principal Balances of all Classes on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above. All references above to the Certificate Principal Balance of any Class of Certificates shall be to the Certificate Principal Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Certificates, on such Distribution Date.

         Any allocation of Realized Losses to a Class A-2 Certificates and Class M Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated. Any allocation of Realized Losses to a Class C Certificate shall be made by (i) FIRST, reducing the amount otherwise payable in respect thereof pursuant to Section 4.01(c)(viii), and (ii) SECOND, by reducing the Certificate Principal Balance thereof by the amount so allocated. No allocations of any Realized Losses shall be made to the Certificate Principal Balances of the Class A-1 Certificates or the Class P Certificates.

         All Realized Losses on the Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date as follows: first to Uncertificated Accrued Interest payable to the REMIC 1 Regular Interest LT-AA and REMIC 1 Regular Interest LT-ZZ up to an aggregate amount equal to the REMIC 1 Interest Loss Allocation Amount, 98% and 2% respectively; second, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT-AA and REMIC 1 Regular Interest LT-ZZ up to an aggregate amount equal to the REMIC 1 Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT-AA, REMIC 1 Regular Interest LT-M8 and REMIC 1 Regular Interest LT-ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-M8 has been reduced to zero; fourth, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT-AA, REMIC 1 Regular Interest LT-M7 and REMIC 1 Regular Interest LT-ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-M7 has been reduced to zero; fifth, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT-AA, REMIC 1 Regular Interest LT-M6 and REMIC 1 Regular Interest LT-ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-M6 has been reduced to zero; sixth, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT-AA, REMIC 1 Regular Interest LT-M5 and REMIC 1 Regular Interest LT-ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-M5 has


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been reduced to zero; seventh, to the Uncertificated Principal Balances of REMIC
1 Regular Interest LT-AA, REMIC 1 Regular Interest LT-M4 and REMIC 1 Regular Interest LT-ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-M4 has been reduced to zero; eighth, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT-AA, REMIC 1 Regular Interest LT-M3 and REMIC 1 Regular Interest LT-ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-M3 has been reduced to zero; ninth, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT-AA, REMIC 1 Regular Interest LT-M2 and REMIC 1 Regular Interest LT-ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-M2 has been reduced to zero; tenth, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT-AA, REMIC 1 Regular Interest LT-M1 and REMIC 1 Regular Interest LT-ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-M1 has been reduced to zero and eleventh, to the Uncertificated Principal Balances of REMIC 1 Regular Interest LT-AA,
REMIC 1 Regular Interest LT-A2 and REMIC 1 Regular Interest LT-ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC 1 Regular Interest LT-A2 has been reduced to zero.

         Section 4.06. Information Reports to Be Filed by the Servicer.

         The Servicer shall file information reports with respect, to the extent set forth in the Servicing Agreements, to the receipt of mortgage interest received in a trade or business, foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Securities Administrator an Officers' Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

         Section 4.07. Compliance with Withholding Requirements.

         Notwithstanding any other provision of this Agreement the Securities Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, that the Securities Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall, together with its monthly report to such Certificateholders pursuant to Section 4.02 hereof, indicate such amount withheld.

         Section 4.08. Basis Risk Shortfall Reserve Fund.

                  (a) On the Closing Date, the Securities Administrator shall establish and maintain in its name, in trust for the benefit of Offered Certificates, the Basis Risk Shortfall Reserve Fund.

         (b) On each Distribution Date, the Securities Administrator shall transfer from the Certificate Account to the Basis Risk Shortfall Reserve Fund the amounts specified pursuant to


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Sections 4.01(c)(iv) and (f)(1). On each Distribution Date, to the extent required, the Securities Administrator shall make withdrawals from the Basis Risk Shortfall Reserve Fund and use the amounts in the Basis Risk Shortfall Reserve Fund to make distributions to the Offered Certificates in an amount equal to the amount of any Basis Risk Shortfall Carry-Forward Amount on such Certificates. Any such amounts shall be distributed first, concurrently to the Class A-1 and Class A-2 Certificates, and second, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M- 5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, in each case until the related Basis Risk Shortfall Carry-Forward Amount has been reduced to zero. Any such amounts transferred shall be treated for federal tax purposes as amounts distributed by REMIC 2 to the Holders of the Class C Certificates. On the 30th Distribution Date, after the distributions described in the preceding sentence, the Securities Administrator shall withdraw from the Basis Risk Shortfall Reserve Fund (to the extent of funds available on deposit therein) any remaining amounts and distribute them to the Holders of the Class C Certificates, not in respect of any REMIC.

         (c) The Basis Risk Shortfall Reserve Fund shall be an Eligible Account. Amounts held in the Basis Risk Shortfall Reserve Fund from time to time shall continue to constitute assets of the Trust Fund, but not of the REMICs, until released from the Basis Risk Shortfall Reserve Fund pursuant to this Section
4.08. The Basis Risk Shortfall Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss. 1.860G-2(h) and is not an asset of any REMIC. The Holders of the Class C Certificates shall be the owner of the Basis Risk Shortfall Reserve Fund. The Securities Administrator shall keep records that accurately reflect the funds on deposit in the Basis Risk Shortfall Reserve Fund. The Securities Administrator shall, at the written direction of the holder of the Majority Class C Certificateholder, invest amounts on deposit in the Basis Risk Shortfall Reserve Fund in Permitted Investments. In the absence of written direction to the Securities Administrator from the Majority Class C Certificateholder, all funds in the Basis Risk Shortfall Reserve Fund shall remain uninvested. On each Distribution Date, the Securities Administrator shall distribute, not in respect of any REMIC, any interest earned on the Basis Risk Shortfall Reserve Fund to the Holders of the Class C Certificates.

         (d) For federal tax return and information reporting, the value of the right of the Holders of the Offered Certificates to receive payments from the reserve fund in respect of any Basis Risk Shortfall Carry-Forward Amount will be $5,000. Such information will be provided to the Trustee by the Underwriter on or prior to the Closing Date.


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                                    ARTICLE V
                                THE CERTIFICATES

         Section 5.01. The Certificates.

         (a) The Certificates will be substantially in the respective forms annexed hereto as Exhibits A and B-1 through B-4. The Certificates will be issuable in registered form only. The Certificates (other than the Class P Certificates, the Class C Certificates and the Class R Certificates) will be issued in minimum denominations of $25,000 Initial Certificate Principal Balance and integral multiples of $1 in excess thereof. The Class C Certificates will be issued in minimum denominations of $1.00 Initial Notional Amount and integral multiples of $1.00 in excess thereof. The Class P Certificates and the Class R Certificates will each be issuable in minimum denominations of any Percentage Interest representing 20.00% and multiples of 0.01% in excess thereof.

         Upon original issue, the Certificates shall, upon the written request of the Company executed by an officer of the Company, be executed and delivered by the Securities Administrator, authenticated by the Securities Administrator and delivered to or upon the order of the Company upon receipt by the Securities Administrator of the documents specified in Section 2.01. The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were at the time they signed the proper officers of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Securities Administrator by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date and any Certificates delivered thereafter shall be dated the date of their authentication.

         (b) The Class A Certificates and the Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Company or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Securities Administrator except to another Company that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of such Book-Entry Certificates through the book-entry facilities of the Company and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Company Participant or brokerage firm representing such Certificate Owner. Each Company Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the


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



Company's normal procedures. The Securities Administrator shall not be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to the Book-Entry Certificates, and the Securities Administrator shall have no liability for transfers of Ownership Interests in the Book Entry Certificates made through the book-entry facilities of the Depositary or between or among Depositary Participants or Certificate Owners, made in violation of the applicable restrictions.

         The Trustee, the Securities Administrator, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Company as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Company Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Company as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Securities Administrator may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Company of such record date.

         If (i)(A) the Company advises the Securities Administrator in writing that the Company is no longer willing or able to properly discharge its responsibilities as Company and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Securities Administrator in writing that it elects to terminate the book-entry system through the Company, the Securities Administrator shall notify all Certificate Owners, through the Company, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the Book-Entry Certificates by the Company, accompanied by registration instructions from the Company for registration of transfer, the Securities Administrator shall, at the expense of the Company, issue the Definitive Certificates. Neither the Company, the Master Servicer nor the Securities Administrator shall be liable for any actions taken by the Company or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates the Trustee, the Securities Administrator and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         (c) Each Certificate is intended to be a "security" governed by Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

         Section 5.02. Registration of Transfer and Exchange of Certificates.

         (a) The Securities Administrator shall maintain a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.


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         (b) Except as provided in Section 5.02(c), no transfer, sale, pledge or other disposition of a Class P, Class C or Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class P, Class C or Class R Certificate is to be made under this Section 5.02(b), (i) the Securities Administrator shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Securities Administrator that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Trustee, the Company or the Master Servicer, provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any affiliate thereof, to a non-affiliate of the Company and (ii) the Securities Administrator shall require the transferee to execute a representation letter, substantially in the form of Exhibit G-1 hereto, and the Securities Administrator shall require the transferor to execute a representation letter, substantially in the form of Exhibit G-2 hereto, each acceptable to and in form and substance satisfactory to the Securities Administrator certifying to the Company and the Securities Administrator the facts surrounding such transfer, which representation letters shall not be an expense of the Securities Administrator, the Trustee, the Company or the Master Servicer; PROVIDED, HOWEVER, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company to an affiliate of the Company and the Securities Administrator shall be entitled to conclusively rely upon a representation (which, upon the request of the Securities Administrator, shall be a written representation) from the Company of the status of such transferee as an affiliate of the Company. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities
Administrator, the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

         (c) Notwithstanding the requirements of Section 5.02(b), transfers of Class P, Class C and Class R Certificates may be made in accordance with this
Section 5.02(c) if the prospective transferee of a Certificate provides the Securities Administrator and the Company with an investment letter substantially in the form of Exhibit G-3 attached hereto, which investment letter shall not be an expense of the Securities Administrator, the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee is a "qualified institutional buyer" as defined under Rule 144A. Such transfers shall be deemed to have complied with the requirements of Section 5.02(b) hereof; PROVIDED, HOWEVER, that no Transfer of any of the Class P Certificates, Class C Certificates or Class R Certificates may be made pursuant to this Section 5.02(c) by the Company. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator, the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

         The Securities Administrator shall require an Opinion of Counsel, on which the Securities Administrator, the Trustee, Company, Master Servicer or the NIMS Insurer may rely, from a prospective transferee prior to the transfer of any Class P, Class C or Class R Certificate to any


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



employee benefit plan or other retirement arrangement, including individual retirement accounts and Keogh plans, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code (any of the foregoing, a "Plan"), to a trustee or other Person acting on behalf of any Plan, or to any other person who is using "plan assets" of any Plan to effect such acquisition (including any insurance company using funds in its general or separate accounts that may constitute "plan assets"). Such Opinion of Counsel must establish to the satisfaction of the Securities Administrator that such transfer is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA and Section 4975 of the Code, and will not subject the Securities Administrator, the Trustee, the Master Servicer, the Company or the NIMS Insurer to any obligation in addition to those undertaken in this Agreement. None of the Company, the Master Servicer, Securities Administrator, the Trustee or the NIMS Insurer will be required to obtain such Opinion of Counsel on behalf of any prospective transferee.

         Each beneficial owner of a Class M Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that certificate or interest therein, that either (i) it is not a Plan or a trustee or other Person acting on behalf of a Plan or using "plan assets" of a Plan to effect such acquisition (including any insurance company using funds in its general separate accounts that may constitute "plan assets", (ii) it has acquired and is holding such certificate in reliance on Prohibited Transaction Exemption 2002-41 as amended from time to time (the "Exemption"), and that it understands that there are certain conditions to the availability of the Exemption, including that the certificate must be rated, at the time of purchase, not lower than "BBB-"(or its equivalent) by S&P, Fitch Ratings or Moody's, and the certificate is so rated or (iii) (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account," as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

         (d) [Reserved]

         (e) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                  (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

                  (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Securities Administrator shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of (I) an affidavit and agreement (a "Transfer


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



Affidavit and Agreement" in the form attached hereto as Exhibit G-5) from the proposed Transferee, in form and substance satisfactory to the Securities Administrator representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02 and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-4, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Securities Administrator representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                  (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Securities Administrator assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                  (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Securities Administrator in the form attached hereto as Exhibit G-4.

                  (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Securities Administrator written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is "a pass-through interest holder", or is holding an Ownership Interest in a Class R Certificate on behalf of a "pass-through interest holder."

         (ii) The Securities Administrator will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement in the form attached hereto as Exhibit G-5, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-4 and all of such other documents as shall have been reasonably required by the Securities Administrator as a condition to such registration. Transfers of the Class R Certificates other than to Permitted Transferees are prohibited.

         (iii) (A) If any Person other than a Permitted Transferee shall become a Holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a Holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last


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



preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Class R Certificate. The prior Holder shall be entitled to recover from any purported Holder of a Class R Certificate that was in fact not a Permitted Transferee under this Section 5.05(b) at the time it became a Holder all payments made on such Class R Certificate. Each Holder of a Class R Certificate, by acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this clause (b) and to any amendment of this Agreement deemed necessary (whether as a result of new legislation or otherwise) by counsel of the Company to ensure that the Class R Certificates are not transferred to any Person who is not a Permitted Transferee and that any transfer of such Class R Certificates will not cause the imposition of a tax upon the Trust or cause any such REMIC to fail to qualify as a REMIC. The Securities Administrator shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02 or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                  (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02 and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the Holder or any prior Holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Securities Administrator. Such purchaser may be the Securities Administrator itself. The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator), expenses and taxes due, if any, will be remitted by the Securities Administrator to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

         (iv) The Securities Administrator shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record Holders at any time any Person who is a Disqualified Organization. The Securities Administrator may charge and shall be entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in clauses (A) and (B) of this paragraph for providing such information.

         (v) Subject to the preceding paragraphs, upon surrender for registration of transfer of any


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Certificate at the office of the Securities Administrator maintained for such purpose, the Securities Administrator shall execute and the Securities Administrator shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest. Every Certificate surrendered for transfer shall be accompanied by notification of the account of the designated transferee or transferees for the purpose of receiving distributions pursuant to Section
4.01 by wire transfer, if any such transferee desires and is eligible for distribution by wire transfer.

         (vi) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the office of the Securities Administrator. Whenever any Certificates are so surrendered for exchange the Securities Administrator shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing. In addition, with respect to each Class R Certificate, the Holder thereof may exchange, in the manner described above, such Class R Certificate for three separate Certificates, each representing such Holder's respective Percentage Interest in the Class R-1 Interest, the Class R-2 Interest and the Class R-3 Interest, respectively, in each case that was evidenced by the Class R Certificate being exchanged.

         (vii) No service charge shall be made to the Certificateholders for any transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (viii) All Certificates surrendered for transfer and exchange shall be canceled and retained by the Securities Administrator in accordance with the Securities Administrator's standard procedures.

         Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

         If (i) any mutilated Certificate is surrendered to the Securities Administrator and the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Securities Administrator and the NIMS Insurer such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Securities Administrator that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and Percentage Interest. Upon the issuance of any new Certificate under this Section 5.03, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust


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Fund, as if originally issued, whether or not the lost, stolen or destroyed
Certificate shall be found at any time.

         Section 5.04. Persons Deemed Owners.

         The Company, the Master Servicer, Securities Administrator, the NIMS Insurer, the Trustee and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

         Section 5.05. Rule 144A Information.

         For so long as any Class P, Class C and Class R Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act, (1) the Company will provide or cause to be provided to any Holder of such Certificates and any prospective purchaser thereof designated by such a Holder, upon the request of such Holder or prospective purchaser, the information required to be provided to such Holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Company shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Certificates conducted in accordance with Rule 144A. The Master Servicer shall cooperate with the Company and furnish the Company such information in the Master Servicer's possession as the Company may reasonably request.



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                                   ARTICLE VI
                       THE COMPANY AND THE MASTER SERVICER

         Section 6.01. Liability of the Company and the Master Servicer.

         The Company and the Master Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company and the Master Servicer herein. Only the Master Servicer, any successor Master Servicer or the Trustee acting as Master Servicer shall be liable with respect to the master servicing of the Mortgage Loans and the REO Property for actions taken by any such Person in contravention of the Master Servicer's duties hereunder.

         Section 6.02. Merger, Consolidation or Conversion of the Company or the
                       Master Servicer.

         The Company and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         Any Person into which the Company or the Master Servicer may be merged, consolidated or converted, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer or an affiliate thereof shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac.

         Section 6.03. Limitation on Liability of the Company, the Master
                       Servicer, the Securities Administrator and Others.

         Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or the Master Servicer (but this provision shall protect the above described persons) against any breach of warranties or representations made herein, or against any specific liability imposed on the Master Servicer pursuant to Section 3.01 or any other Section hereof; and provided further that this provision shall not protect the Company, the Master Servicer or any such person, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters


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



arising hereunder. The Company, the Custodian, the Master Servicer, the Securities Administrator, the NIMS Insurer and any director, officer, employee or agent of the Company, the Custodian, the Master Servicer, the Securities Administrator or the NIMS Insurer shall be indemnified and held harmless by the Trust Fund (with respect to the Master Servicer, Custodian and Securities Administrator, in the aggregate up to a limit of $500,000 per calendar year) against any loss, liability or expense incurred in connection with this Agreement, the Custodial Agreement or the Certificates or the Mortgage Loans (including reasonable legal fees and disbursements of counsel), other than (a) any loss, liability or expense related to Master Servicer's master servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or related to the Master Servicer's obligations under Section 3.01, or to the Custodian's failure to perform its duties under the Custodial Agreement, respectively, or (b) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Company, the Master Servicer, the Custodian or the Securities Administrator shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; PROVIDED, HOWEVER, that the Company, the Master Servicer, the Custodian or the Securities Administrator may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any action or liability related to the Master Servicer's obligations under Section 3.01) shall be expenses, costs and liabilities of the Trust Fund, and the Company, the Custodian, the Master Servicer and the Securities Administrator shall be entitled to be reimbursed therefor from the Certificate Account as provided in
Section 3.11, any such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Certificate Account.

         Section 6.04. Limitation on Resignation of the Master Servicer.

         The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor master servicer reasonably acceptable to the Trustee and the NIMS Insurer upon receipt by the Trustee of a letter from each Rating Agency (obtained by the Master Servicer and at its expense) that such a resignation and appointment will not, in and of itself, result in a downgrading of the Certificates or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination described in (b) above permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning Master Servicer) to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder. Any resignation of the Master Servicer shall result in the automatic resignation of the Securities Administrator.

         Section 6.05. Sale and Assignment of Master Servicing.

         The Master Servicer may sell and assign its rights and delegate its duties and obligations in their entirety as Master Servicer under this Agreement; PROVIDED, HOWEVER, that: (i) the purchaser or


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transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall, in the case of successor master servicers only, have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee) and the NIMS Insurer as having a comparable master servicing ability to that of the Master Servicer on the Closing Date; (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee and the NIMS Insurer, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement and any custodial agreement, from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect obtained by the Master Servicer at its expense and delivered to the Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an Officer's Certificate and an Opinion of Counsel (at the expense of the Master Servicer), each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.


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                                   ARTICLE VII
                                     DEFAULT

         Section 7.01. Events of Default.

         "Event of Default", wherever used herein, means any one of the following events:

         (i) any failure by the Master Servicer to deposit into the Certificate Account on each Certificate Account Deposit Date the amounts required to be deposited therein (other than an Advance) under the terms of this Agreement which continues unremedied for one (1) Business Day after such amount was required to be remitted; or

         (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement (including any breach of the Master Servicer's representations and warranties pursuant to Section 2.03(a) which materially and adversely affects the interests of the Certificateholders) which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, the NIMS Insurer or to the Master Servicer and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

         (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

         (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

         (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

         (vi) the Master Servicer shall fail to deposit in the Certificate Account on any Certificate Account Deposit Date an amount equal to any required Advance which continues unremedied for a period of one (1) Business Day after the Business Day immediately preceding the related Distribution Date.

         If an Event of Default described in clauses (i) - (vi) of this Section shall occur, then, and in


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each and every such case, so long as such Event of Default shall not have been remedied, the Trustee, the NIMS Insurer or the Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer (and to the Trustee and NIMS Insurer if given by such Holders of Certificates), with a copy to the Rating Agencies, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder; PROVIDED, HOWEVER, that the successor to the Master Servicer appointed pursuant to Section 7.02 shall have accepted the duties of Master Servicer effective upon the resignation or termination of the Master Servicer. On or after the receipt by the Master Servicer of such notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise at the expense of the Master Servicer. The Master Servicer agrees to cooperate with (and pay any related costs and expenses of) the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or the successor Master Servicer for administration by it of (i) the property and amounts which are then or should be part of the Trust Fund or which thereafter become part of the Trust Fund; (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Trustee to enable it to assume the Master Servicer's duties thereunder; (iii) the rights and obligations of the Master Servicer under the Subservicing Agreements with respect to the Mortgage Loans; and (iv) all cash amounts which shall at the time be deposited by the Master Servicer or should have been deposited to the Custodial or the Certificate Account or thereafter be received with respect to the Mortgage Loans. The Trustee shall not be deemed to have breached any obligation hereunder as a result of a failure to make or delay in making any distribution as and when required hereunder caused by the failure of the Master Servicer to remit any amounts received by it or to deliver any documents held by it with respect to the Mortgage Loans. For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by the Trustee as provided in
Section 11.05 and such notice references the Certificates, the Trust Fund or this Agreement.

         Section 7.02. Trustee to Act; Appointment of Successor.

         Within 90 days of the time the Master Servicer receives a notice of termination pursuant to Section 7.01(i) - (vi), the Trustee or its appointed agent shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject thereafter to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer including the obligation to make Advances which have been or will be required to be made (except for the responsibilities, duties and liabilities contained in Section 2.03 and its obligations to deposit amounts in respect of losses pursuant to 4.01(i)) by the terms and provisions hereof; and provided further, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by Section


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4.03 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account and the Certificate Account if the Master Servicer had continued to act hereunder. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.02, then notwithstanding the above, if the Trustee shall be unwilling to so act, or shall be unable to so act, the Trustee may appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder, PROVIDED, that the appointment of any such successor Master Servicer shall be approved by the NIMS Insurer (such approval not to be unreasonably withheld), as evidenced by the prior written consent of the NIMS Insurer. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as herein above provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder. Each of the Company, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. In no event shall the successor Master Servicer be liable for the acts or omissions of the predecessor Master Servicer.

         In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this Section 7.02. The successor Master Servicer shall cause such assignment to be delivered to the Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

         Any successor, including the Trustee, to the Master Servicer shall maintain in force during its term as master servicer hereunder policies and fidelity bonds to the same extent as the Master Servicer is so required pursuant to Section 3.18.



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         Notwithstanding anything else herein to the contrary, in no event shall the Trustee be liable for any Master Servicing Fee or for any differential in the amount of the Master Servicing Fee paid hereunder and the amount necessary to induce any successor Master Servicer to act as successor Master Servicer under this Agreement and the transactions set forth or provided for herein.

         Section 7.03. Notification to Certificateholders.

         (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt notice thereof to Certificateholders and to the Rating Agencies.

         (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

         Section 7.04. Waiver of Events of Default.

         The Holders representing at least 51% of the Voting Rights of Certificates affected by a default or Event of Default hereunder, and with the consent of the NIMS Insurer, may waive such default or Event of Default (other than an Event of Default set forth in Section 7.01(vi)); PROVIDED, HOWEVER, that
(a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and with the consent of the NIMS Insurer and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in the second paragraph of Section 11.01 or materially adversely affect any non-consenting Certificateholder. Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived. The Master Servicer shall give notice of any such waiver to the Rating Agencies and the NIMS Insurer.

         Section 7.05. List of Certificateholders.

         Upon written request of three or more Certificateholders of record, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Securities Administrator will afford such Certificateholders access during business hours to the most recent list of Certificateholders held by the Securities Administrator.


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                                  ARTICLE VIII
               CONCERNING THE TRUSTEE AND SECURITIES ADMINISTRATOR

         Section 8.01. Duties of Trustee and the Securities Administrator.

         The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, and the Securities Administrator each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the Securities Administrator, respectively. If an Event of Default occurs, is continuing and has not been waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

         The Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, the Trustee and the Securities Administrator, respectively, shall examine them in accordance with the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee or the Securities Administrator, as applicable, shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's or the Securities Administrator's, as applicable, satisfaction, the Trustee or the Securities Administrator, as applicable, will provide notice thereof to the Certificateholders and the NIMS Insurer. Notwithstanding the foregoing, neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer hereunder or any Opinion of Counsel required hereunder.

         The Trustee is hereby authorized and directed to execute and deliver on behalf of the Trust, and to perform the duties and obligations of the Trustee under, an Insurance and Indemnity Agreement with a NIMs Insurer and any other agreement or instrument related thereto, in each case in such form as the Depositor shall direct or shall approve, the execution and delivery of any such agreement by the Depositor to be conclusive evidence of its approval thereof.

         The Securities Administrator shall prepare and file or cause to be filed on behalf of the Trust Fund any tax return that is required with respect to REMIC 1 and REMIC 2 pursuant to applicable federal, state or local tax laws.

         The Securities Administrator covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of REMIC 1 and REMIC 2 under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on any of REMIC 1 or REMIC 2 to the extent that maintaining such status and avoiding such taxes are within the control of the Securities Administrator and are reasonably within the scope of its duties under this Agreement.



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         No provision of this Agreement shall be construed to relieve the
Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

         (i) The duties and obligations of the Trustee prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred and the Securities Administrator, at all times, shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Securities Administrator shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Securities Administrator and, in the absence of bad faith on the part of the Trustee or the Securities Administrator, respectively, the Trustee or the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Securities Administrator and conforming to the requirements of this Agreement;

         (ii) Neither the Trustee nor the Securities Administrator shall be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or of the Securities Administrator, as applicable, unless it shall be proved that the Trustee or Securities Administrator, respectively, was negligent in ascertaining the pertinent facts; and

         (iii) Neither the Trustee nor the Securities Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights or the NIMS Insurer relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator, respectively, or exercising any trust or power conferred upon the Trustee or the Securities Administrator, respectively, under this Agreement.

         Section 8.02. Certain Matters Affecting the Trustee and the Securities
                       Administrator.

         Except as otherwise provided in Section 8.01:

         (a) The Trustee and the Securities Administrator may conclusively rely upon and shall be fully protected in acting or refraining from acting in reliance upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) The Trustee and the Securities Administrator may consult with counsel and any written advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

         (c) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give


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notice pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the NIMS Insurer, pursuant to the provisions of this Agreement, unless such Certificateholders or the NIMS Insurer shall have offered to the Trustee or Securities Administrator security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee's corporate trust department has actual knowledge (which has not been waived or cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

         (d) Neither the Trustee nor the Securities Administrator shall be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (e) Neither the Trustee prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, nor the Securities Administrator, at any time, shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the Voting Rights or the NIMS Insurer; provided, however, that if the payment within a reasonable time to the Trustee or Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or Securities Administrator, as applicable, reasonably assured to the Trustee or the Securities Administrator, as applicable, by the security afforded to it by the terms of this Agreement reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

         (f) The Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, custodians or attorneys appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed;

         (g) Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder; and

         (h) Whenever in the administration of the provisions of this Agreement the Trustee and the Securities Administrator shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Trustee or the Securities Administrator, as applicable, be deemed to be conclusively proved and established by a certificate signed and delivered to the Trustee or Securities Administrator, as applicable, and such certificate, in the absence of gross negligence or bad faith on the part of the Trustee or Securities Administrator, as applicable, shall be full warrant to the Trustee or Securities Administrator, as applicable, for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

         Neither the Trustee nor the Securities Administrator shall have any obligation to invest and reinvest any cash held. The Trustee and the Securities Administrator shall have no liability in respect of losses incurred as a result of the liquidation of any investment incurred as a result of the liquidation of any investment prior to its stated maturity.

         Section 8.03. Trustee and Securities Administrator Not Liable for Certificates or Mortgage Loans.

         The recitals contained herein and in the Certificates (other than the signature of the Securities Administrator, the authentication of the Securities Administrator on the Certificates, the acknowledgments of the Securities Administrator contained in Article II) shall be taken as the statements of the Company and neither the Trustee nor the Securities Administrator assumes any responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Neither the Trustee nor the Securities Administrator shall be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account by the Master Servicer.

         Section 8.04. Trustee and Securities Administrator May Own
                       Certificates.

         Each of the Trustee and the Securities Administrator in its individual or any other capacity (other than as Trustee hereunder) may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or the Securities Administrator, as applicable, and may otherwise deal with the parties hereto.

         Section 8.05. Trustee's and Securities Administrator's Fees.

         Each of the Trustee and Securities Administrator shall be compensated by the Master Servicer. Such compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) shall be paid for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder or of the Trustee and the Securities Administrator. Except as otherwise provided in this Agreement, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by the Trust Fund against any claim, loss, liability, fee or expense incurred in connection with any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) relating to the acceptance or administration of its trusts hereunder or the Trustee's performance under the Certificates (up to a limit of $300,000 per calendar year so long as any notes issued pursuant to the Indenture are insured by a NIMS Insurer), other than any claim, loss, liability or expense (i) sustained in connection with


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this Agreement related to the willful misfeasance, bad faith or negligence of the Master Servicer in the performance of its duties hereunder or (ii) incurred in connection with a breach constituting willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder.

         The Master Servicer shall indemnify the Company, the Trustee, the NIMS Insurer and the Securities Administrator and any director, officer, employee or agent of the Company, the Trustee or the Securities Administrator against any such claim or legal action (including any pending or threatened claim or legal action), loss, liability, fee or expense that may be sustained in connection with this Agreement related to the willful misfeasance, bad faith, or negligence in the performance of the Master Servicer's duties hereunder.

         The provisions of this Section 8.05 shall survive the resignation or removal of the Trustee or the Securities Administrator or the termination of this Agreement.

         Section 8.06. Eligibility Requirements for Trustee and the Securities
                       Administrator.

         The Trustee and the Securities Administrator hereunder shall at all times be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. In addition, the Trustee and the Securities Administrator shall at all times be acceptable to the Rating Agency rating the Certificates and the NIMS Insurer. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section, the Trustee or the Securities Administrator, as applicable, shall resign immediately in the manner and with the effect specified in Section 8.07. The corporation or national banking association serving as Trustee or Securities Administrator may have normal banking and trust relationships with the Seller and their affiliates or the Master Servicer and its affiliates; PROVIDED, HOWEVER, that such corporation cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

         Section 8.07. Resignation and Removal of the Trustee and the Securities
                       Administrator.

         The Trustee and the Securities Administrator may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Master Servicer and the NIMS Insurer; with a copy to the Rating Agencies; PROVIDED, that such resignation shall not be effective until a successor trustee is appointed and accepts appointment in accordance with the following provisions; PROVIDED, HOWEVER, that the resigning Trustee or Securities Administrator, as applicable, shall not resign and be discharged from the trusts hereby created until such time as the NIMS Insurer and the Rating Agency rating the Certificates approves the successor trustee or successor securities administrator. Any resignation or removal of the Securities Administrator shall result in the automatic removal of the Master Servicer. Upon receiving such notice of resignation of the Trustee, the Master Servicer shall promptly appoint a successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in triplicate, one copy of which instrument shall be delivered to the resigning Trustee, and to the successor trustee. Upon receiving notice of the resignation of the Securities Administrator, the Trustee shall promptly appoint a successor securities administrator acceptable to the NIMS Insurer who meets the eligibility requirements of Section 8.06 by written instrument, in triplicate, copies of which instrument shall be delivered to the resigning securities administrator and the successor securities administrator. If no successor trustee or successor securities administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or resigning Securities Administrator, as applicable may petition any court of competent jurisdiction for the appointment of a successor trustee or successor securities administrator, as applicable.

         If at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Master Servicer or the NIMS Insurer, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or Securities Administrator, as applicable, or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or Securities Administrator, as applicable, or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Master Servicer may remove the Trustee, or the Trustee shall remove the Securities Administrator, as applicable, and appoint a successor trustee or successor securities administrator acceptable to the NIMS Insurer, as applicable, who meets the eligibility requirements of Section 8.06 by written instrument, in triplicate, which instrument shall be delivered to the Trustee or Securities Administrator, as applicable, so removed and to the successor trustee or successor securities administrator, as applicable.

         The Holders of Certificates entitled to at least 51% of the Voting Rights (or the NIMS Insurer upon the failure of the Trustee or Securities Administrator, as applicable, to perform its obligations hereunder), may at any time remove the Trustee or Securities Administrator and appoint a successor trustee or successor securities administrator acceptable to the NIMS Insurer by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer (if the Trustee is removed), the Securities Administrator (if the Trustee is removed), and the Trustee (if the Securities Administrator is removed), one complete set to the Trustee or Securities Administrator so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Company by the Master Servicer (if the Trustee is removed) and by the Trustee (if the Securities Administrator is removed). If the Trustee or the Securities Administrator is removed by the Certificateholders, the NIMS Insurer will have the right to consent to any successor. If the Trustee or the Securities Admministrator is removed by the NIMS Insurer, the NIMS Insurer will have the right to appoint any successor in its sole discretion.

         Any resignation or removal of the Trustee or Securities Administrator and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee or successor securities administrator as provided in Section 8.08.

         Section 8.08. Successor Trustee and Successor Securities Administrator.


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         Any successor trustee or successor securities administrator appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the NIMS Insurer and the Master Servicer and to its predecessor trustee or predecessor securities administrator an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator shall become effective and such successor trustee or successor securities administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee or predecessor securities administrator shall after payment of its outstanding fees and expenses, promptly deliver to the successor trustee or successor securities administrator all assets and records of the Trust Fund held by it hereunder, and the Master Servicer and the predecessor trustee or predecessor securities administrator shall execute and deliver all such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or successor securities administrator all such rights, powers, duties and obligations.

         No successor trustee or successor securities administrator shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee or successor securities administrator shall be eligible under the provisions of Section 8.06.

         Upon acceptance of appointment by a successor trustee or successor securities administrator as provided in this Section, the Master Servicer (in the case of a successor trustee) and the Trustee (in the case of a successor securities administrator) shall mail notice of the succession of such trustee or securities administrator hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer (in the case of a successor trustee) and the Trustee (in the case of a successor securities administrator) fails to mail such notice within ten days after acceptance of appointment by the successor trustee successor securities administrator, the successor trustee successor securities administrator shall cause such notice to be mailed at the expense of the Master Servicer or Trustee, as the case may be.

         Section 8.09. Merger or Consolidation of Trustee or Securities
                       Administrator.

         Any state bank or trust company or corporation or national banking association into which the Trustee or Securities Administrator may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator shall be a party, or any state bank or trust company or corporation or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee or Securities Administrator, shall be the successor of the Trustee or Securities Administrator hereunder, provided such state bank or trust company or corporation or national banking association shall be eligible under the provisions of Section 8.06 without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 8.10. Appointment of Co-Trustee or Separate Trustee.

         Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any


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legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the NIMS Insurer to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment without the Master Servicer. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

         In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee and required to be conferred or such co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy to the NIMS Insurer.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co- trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.



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                                   ARTICLE IX
                                   TERMINATION

         Section 9.01. Termination Upon Repurchase or Liquidation of All
                       Mortgage Loans or upon Purchase of Certificates.

         (a) Subject to Section 9.03, the respective obligations and responsibilities of the Company, the Master Servicer, the Securities Administrator and the Trustee created hereby (other than the obligations of the Master Servicer to the Trustee pursuant to Section 8.05 and of the Master Servicer to provide for and the Securities Administrator to make payments to Certificateholders as hereafter set forth) shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them hereunder following the earlier to occur of (i) the repurchase by the Servicer, or its designee (or if the Servicer fails to exercise such option, the NIMS Insurer or if the NIMS Insurer fails to exercise such option, the Master Servicer) of all Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund at a price equal to (a) 100% of the unpaid principal balance of each Mortgage Loan (other than one as to which a REO Property was acquired) on the day of repurchase together with accrued interest on such unpaid principal balance at the Net Mortgage Rate to the first day of the month in which the proceeds of such repurchase are to be distributed, plus
(b) the appraised value of any REO Property (but not more than the unpaid principal balance of the related Mortgage Loan, together with accrued interest on that balance at the Net Mortgage Rate to the first day of the month such repurchase price is distributed), less the good faith estimate of the Servicer, the NIMS Insurer or the Master Servicer, as applicable, of liquidation expenses to be incurred in connection with its disposal thereof, such appraisal to be conducted by an appraiser mutually agreed upon by the Servicer, the NIMS Insurer or the Master Servicer, as applicable, and the Master Servicer on behalf of the Trustee at the expense of the terminating party, and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof); PROVIDED, HOWEVER, that in no event shall the trust created hereby continue beyond the earlier of (i) the Distribution Date occurring in August 2033 and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof, and PROVIDED FURTHER, that the purchase price set forth above shall be increased as is necessary, as determined by the Servicer, the Master Servicer, the NIMS Insurer or the Master Servicer, as applicable, to avoid disqualification of any of REMIC 1 or REMIC 2 as a REMIC. In the case of any repurchase by the Servicer, the Master Servicer or the NIMS Insurer, as applicable, pursuant to clause (i), the Master Servicer shall exercise reasonable efforts to cooperate fully with the Trustee in effecting such repurchase and the transfer of the Mortgage Loans and related Mortgage Files and related records to the Servicer, the NIMS Insurer or the Master Servicer, as applicable; provided, however, such option may only be exercised if (i) the purchase price is sufficient to pay all interest accrued on, as well as amounts necessary to retire the principal balance of, each class of notes secured primarily by the Class C Certificates and the Class P Certificates and issued pursuant to the Indenture and any amounts owed to the NIMS Insurer.

         The right of the Servicer or the NIMS Insurer, as applicable, or its designee to repurchase all Mortgage Loans pursuant to (i) above shall be conditioned upon the aggregate Stated Principal


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Balance of such Mortgage Loans at the time of any such repurchase aggregating an amount equal to or less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date. If such right is exercised, the Servicer or the NIMS Insurer, as applicable, upon such repurchase shall provide to the Trustee and Securities Administrator, notice of such exercise prior to the Determination Date in the month preceding the month of purchase and the certification required by Section 3.16.

         The right of the Master Servicer, or its designee to repurchase all Mortgage Loans pursuant to (i) in the second preceding paragraph shall be conditioned upon the aggregate Stated Principal Balance of such Mortgage Loans at the time of any such repurchase aggregating an amount equal to or less than 5% of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date. If such right is exercised, the Master Servicer, upon such repurchase shall provide to the Trustee and Securities Administrator, notice of such exercise prior to the Determination Date in the month preceding the month of purchase and the certification required by Section 3.16.

         Written notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Securities Administrator for payment of the final distribution and cancellation, shall be given promptly by the Securities Administrator by letter to the Certificateholders mailed (a) in the event such notice is given in connection with the Servicer's, the Master Servicer's or the NIMS Insurer's, as applicable, election to repurchase, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Securities Administrator therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Securities Administrator therein specified. In the event such notice is given in connection with the Servicer, the Master Servicer or the NIMS Insurer, as applicable, or its designee's election to repurchase, the Servicer, the Master Servicer or the NIMS Insurer, as applicable, or its designee shall deliver to the Securities Administrator for deposit in the Certificate Account on the Business Day immediately preceding the Distribution Date specified in such notice an amount equal to the above-described repurchase price payable out of its own funds. Upon presentation and surrender of the Certificates by the Certificateholders, the Securities Administrator shall first pay any amounts owing to the Trustee, Master Servicer, Custodian, Servicer and Securities Administrator, as applicable, under this Agreement, and second, distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Servicer's, the Master Servicer's or the NIMS Insurer's, as applicable, election to repurchase, or (ii) if the Servicer, the Master Servicer or the NIMS Insurer, as applicable, elected to so repurchase, an amount determined as follows: with respect to each Regular Certificate, the outstanding Certificate Principal Balance thereof, plus with respect to each Class A, Class M or Class C Certificate, one month's interest thereon at the applicable Pass-Through Rate and any Unpaid Interest Shortfall Amount, plus with respect to each Class M Certificate, any unpaid Allocated Realized Loss Amount; and with respect to each Class R Certificate, the Percentage Interest evidenced thereby multiplied by the difference, if any, between the above described repurchase price and the aggregate amount to be distributed to the Holders of


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the Regular Certificates, subject to the priorities set forth in Section 4.01.
Notwithstanding the foregoing, by acceptance of the Class R Certificates, the Holders of the Class R Certificates agree, in connection with any termination hereunder, to assign and transfer any amounts received in respect of such termination to the Holders of the Class C Certificates and to pay any such amounts to the Holders of the Class C Certificates. Upon certification to the Custodian by a Servicing Officer, following such final deposit, the Custodian shall promptly release the Mortgage Files as directed by the Servicer, the Master Servicer or the NIMS Insurer, as applicable, for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments required by the Servicer, the Master Servicer or the NIMS Insurer, as applicable, as being necessary to effectuate such transfer.

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned notice, the Securities Administrator shall give a second notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all of the Certificates shall not have been surrendered for cancellation, the Securities Administrator shall take reasonable steps as directed by the Company in writing, or appoint an agent to take reasonable steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto.

         Section 9.02. Termination of REMIC 2.

         REMIC 2 shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the REMIC 1 Regular Interests and the last distribution due on the Regular Certificates and the Class R Certificates (in respect of the Class R-2 Interest) is made.

         Section 9.03. Additional Termination Requirements.

         (a) In the event the Servicer, the NIMS Insurer or the Master Servicer, as applicable, repurchases the Mortgage Loans as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Servicer, the NIMS Insurer or the Master Servicer, as applicable, at its own expense, obtains for the Trustee and the Securities Administrator an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.03 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause either REMIC 1 or REMIC 2 to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                  (i) The Securities Administrator shall establish a 90-day liquidation period for REMIC 1 and REMIC 2, as the case may be, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Securities Administrator also shall satisfy all of the requirements of a qualified liquidation for


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REMIC 1 and REMIC 2, as the case may be, under Section 860F of the Code and regulations thereunder; and

                  (ii) The Servicer or the NIMS Insurer, as applicable, shall notify the Trustee and the Securities Administrator at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof.

         (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Securities Administrator as its attorney-in-fact to adopt a plan of complete liquidation for REMIC 1 and REMIC 2 at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.




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                                    ARTICLE X
                                REMIC PROVISIONS

         Section 10.01. REMIC Administration.

         (a) The Securities Administrator shall make an election to treat the Trust Fund as two REMICs under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC elections in respect of the Trust Fund, (i) the REMIC 1 Regular Interests will represent the "regular interests" in REMIC 1, the Class R-1 Interest will constitute the sole class of "residual interest" in REMIC 1 and (ii) the Class R-2 Interest will constitute the sole class of "residual interest" in REMIC 2, and the Regular Certificates (exclusive of any right to receive payments from the Basis Risk Shortfall Reserve Fund) shall be designated as the "regular interests" in REMIC 2. The Securities Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC 1 or REMIC 2 other than the REMIC 1 Regular Interests and the Class R-1 Interest (in the case of REMIC 1), and the Regular Interests and the Class R-2 Interest (in the case of REMIC 2). The Securities Administrator will apply for an Employee Identification Number from the IRS via form SS-4 or any other acceptable method for each of REMIC 1 and REMIC 2.

         (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

         (c) The Securities Administrator shall pay out of its own funds, without any right of reimbursement, any and all expenses relating to any tax audit of the REMICs (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to the REMICs that involve the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax-related Opinion of Counsel except as specified herein. The Securities Administrator, as agent for the REMICs' tax matters person, shall (i) act on behalf of the REMICs in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. By their acceptance thereof, the Holder of the largest Percentage Interest of the Class R Certificates hereby agrees to irrevocably appoint the Securities Administrator or an Affiliate as its agent to perform all of the duties of the tax matters person for the REMICs.

         (d) The Securities Administrator shall prepare and file or cause to be filed, and the Trustee shall sign, all of the Tax Returns (including Form 8811, which must be filed within 30 days of the Closing Date) in respect of the REMICs created hereunder. The expenses of preparing and filing such returns shall be borne by the Securities Administrator without any right of reimbursement therefor. The Master Servicer shall provide on a timely basis to the Securities Administrator or its designee such information with respect to the assets of the REMICs as is in its possession and reasonably required by the Securities Administrator to enable it to perform its obligations under this Article X.


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         (e) The Securities Administrator shall perform on behalf of the REMICs all reporting and other tax compliance duties that are the responsibility of the REMICs under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Securities Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMICs. The Master Servicer shall provide on a timely basis to the Securities Administrator such information with respect to the assets of the REMICs, including, without limitation, the Mortgage Loans, as is in its possession and reasonably required by the Securities Administrator to enable it to perform its obligations under this subsection. In addition, the Company shall provide or cause to be provided to the Securities Administrator, within ten (10) days after the Closing Date, all information or data that the Securities Administrator reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

         (f) The Securities Administrator shall take such action and shall cause the REMICs created hereunder to take such action as shall be necessary to create or maintain the status thereof as REMICs under the REMIC Provisions (and the Master Servicer shall assist it, to the extent reasonably requested by it). The Securities Administrator shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC 1 or REMIC 2 as REMICs or (ii) result in the imposition of a tax upon the REMICs (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Securities Administrator and the NIMS Insurer has received an Opinion of Counsel, addressed to the Securities Administrator (at the expense of the party seeking to take such action but in no event at the expense of the Securities Administrator) to the effect that the contemplated action will not, with respect to the REMICs created hereunder, endanger such status or result in the imposition of such a tax, nor shall the Master Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Securities Administrator and the NIMS Insurer has advised it in writing that each has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the REMICs or the assets of the REMICs, or causing the REMICs to take any action, which is not contemplated under the terms of this Agreement, the Master Servicer will consult with the Securities Administrator or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Master Servicer shall not take any such action or cause the Trust Fund to take any such action as to which the Securities Administrator has advised it in writing that an Adverse REMIC Event could occur. The Securities Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in


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no event shall such cost be an expense of the Securities Administrator. At all times as may be required by the Code, the Securities Administrator will ensure that substantially all of the assets of the REMICs created hereunder will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (g) In the event that any tax is imposed on "prohibited transactions" of the REMICs created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the REMICs as defined in Section 860G(c) of the Code, on any contributions to the REMICs after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Securities Administrator pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Securities Administrator of any of its obligations under this Article X, (ii) to the Master Servicer pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X, or otherwise, (iii) to the Master Servicer as provided in
Section 3.05, if applicable, (iv) to the Class R Certificateholder to the extent of any funds distributed to such Certificateholder, (v) otherwise against amounts on deposit in the Certificate Account and shall be paid by withdrawal therefrom to the extent not required to be paid by the Master Servicer, the Securities Administrator or the Class R Certificateholder pursuant to another provision of this Agreement.

         (h) On or before April 15 of each calendar year, commencing April 15, 2005, the Securities Administrator shall deliver to the Master Servicer, the NIMS Insurer and the Rating Agency a Certificate from a Responsible Officer of the Securities Administrator stating the Securities Administrator's compliance with its obligations under this Article X.

         (i) The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to the REMICs on a calendar year and on an accrual basis.

         (j) Following the Startup Day, the Securities Administrator shall not accept any contributions of assets to the REMICs other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.04 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the REMICs will not cause the REMIC 1 or REMIC 2 to fail to qualify as REMICs at any time that any Certificates are outstanding or subject either REMIC 1 or REMIC 2 to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (k) Neither the Securities Administrator nor the Master Servicer shall enter into any arrangement by which the REMICs will receive a fee or other compensation for services nor permit the REMICs to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (l) The Securities Administrator shall treat the rights of the Certificateholders (other than the Class P Certificateholders and Class R Certificateholders) to receive payments from the Basis Risk Shortfall Reserve Fund as rights in Corridor Contract written by the Corridor Contract


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Counterparty with respect to the Basis Risk Shortfall Carry-Forward Amounts funded by the Corridor Contract and Excess Cashflow, in favor of the Certificateholders (other than the Holders of the Class P Certificates and Class R Certificates). For federal tax return and information reporting, the right of the Holders of the Class A and Class M Certificates to receive payments from the Carryover Reserve Fund in respect of any Basis Risk Carry-Forward Amount may be obtained from the Securities Administrator upon request. For the purposes of determining the issue price of the REMIC 2 Regular Interests, the Securities Administrator shall assume that the Cap Contract have a value of $720,000.

         Section 10.02. Prohibited Transactions and Activities.

         None of the Company, the Master Servicer, the Securities Administrator or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund,
(iii) the termination of REMIC 1 or REMIC 2 pursuant to Article IX of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement), nor acquire any assets for the Trust Fund (other than REO Property acquired in respect of a defaulted Mortgage Loan), nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, nor accept any contributions to the REMICs after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.04), unless each such party and the NIMS Insurer have received an Opinion of Counsel, addressed to the Trustee and Securities Administrator (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of REMIC 1 or REMIC 2 as REMICs or (b) cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

         Section 10.03. Master Servicer, Securities Administrator and Trustee
                        Indemnification.

         (a) The Securities Administrator agrees to indemnify the Trust Fund, the Company, the NIMS Insurer and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Company, the NIMS Insurer or the Master Servicer, as a result of (i) a breach of the Securities Administrator's covenants set forth in this Article X or (ii) any state, local or franchise taxes imposed upon the Trust Fund as a result of the location of the Securities Administrator.

         (b) The Master Servicer agrees to indemnify the Trust Fund, the Company, the NIMS Insurer and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Company, the NIMS Insurer or the Trustee, as a result of (i) a breach of the Master Servicer's covenants set forth in Article III or this
Article X with respect to compliance with the REMIC Provisions or (ii) any state, local or franchise taxes imposed upon the Trust Fund as a result of the location of the Master Servicer with respect to compliance with the REMIC Provisions.

         (c) The Seller agrees to indemnify the Trust Fund, the Company and the NIMS Insurer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Company or the NIMS Insurer, as a result of any state, local or franchise taxes imposed upon the Trust Fund as a result of the location of the Trustee, the Servicer or the Subservicers

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

         Section 11.01. Amendment.

         This Agreement may be amended from time to time by the Company, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the NIMS Insurer but without the consent of any of the Certificateholders,
(i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or to correct any error, (iii) to amend this Agreement in any respect subject to the provisions in clauses (A) and (B) below, or (iv) if such amendment, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment; PROVIDED that such action (except any amendment described in (iv) above) shall not adversely affect in any material respect the interests of any Certificateholder (other than Certificateholders who shall consent to such amendment), as evidenced by (A) an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee and the NIMS Insurer, and
(B) a letter from each Rating Agency, confirming that such amendment shall not cause it to lower its rating on any of the Certificates.

         This Agreement may also be amended from time to time by the Company, the Master Servicer, the Securities Administrator and the Trustee with the consent of the NIMS Insurer and Holders of Certificates entitled to at least 66-2/3% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66-2/3% of the Voting Rights of such Class, or (iii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Seller, the Trustee, the Securities Administrator or the Master Servicer or any affiliate thereof shall be entitled to Voting Rights with respect to matters described in (i), (ii) and (iii) of this paragraph.

         Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (provided by the Person requesting such amendment) and addressed to the Trustee and the Securities Administrator to the effect that such amendment will not result in the imposition of any tax on either REMIC 1 or REMIC 2 pursuant to the REMIC Provisions or cause either REMIC 1 or REMIC 2 to fail to qualify as a REMIC at any time that any Certificates are outstanding.

         Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment or a written statement describing the amendment to each Certificateholder, with a copy to the Rating Agencies.

         It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         Prior to executing any amendment pursuant to this Section, the Trustee shall be entitled to receive (with a copy to the NIMS Insurer) an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment is authorized or permitted by this Agreement. The cost of any Opinion of Counsel delivered pursuant to this Section 11.01 shall be an expense of the party requesting such amendment, but in any case shall not be an expense of the Trustee.

         Each of the Trustee and the Securities Administrator may, but shall not be obligated to, enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

         Section 11.02. Recordation of Agreement; Counterparts.

         To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Certificateholders, but only upon direction of the Company accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 11.03. Limitation on Rights of Certificateholders.

         The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of an Event of Default, or of a default by the Seller or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 51% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.04. Governing Law.

         This Agreement and the Certificates shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 11.05. Notices.

         All demands, notices and direction hereunder shall be in writing and shall be deemed effective upon receipt when delivered to (a) in the case of the Company, Homestar Mortgage Acceptance Corp., W. 115 Century Road, Paramus, New Jersey 07652, Attention: General Counsel, or such other address as may hereafter be furnished to the other parties hereto in writing; (b) in the case of Master Servicer, Wells Fargo Bank, N.A., P.O. Box 98, Columbia Maryland 21046 (or, in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045) (Attention: Corporate Trust Services - HMAC 2004-1), facsimile no.: (410) 715-2380, or such other address as may hereafter be furnished to the other parties hereto in writing; (c) in the case of the securities administrator, the Corporate Trust Office; (d) in the case of the Trustee, to its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing; (e) in the case of the Rating Agencies, Standard & Poor's, 55 Water Street, 41st Floor, New York, NY 10041, Attention: Asset Backed Surveillance Department; and Moody's, Moody's Investors Service, Inc., Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007; or (f) in the case of the NIMS Insurer, such address furnished to the Company, the Master Servicer and the Trustee in writing by the NIMS Insurer. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 11.06. Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.07. Successors and Assigns.

         The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the Certificateholders.

         Section 11.08. Article and Section Headings.

         The article and Section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         Section 11.09. Notice to Rating Agencies and the NIMS Insurer.

         The Trustee shall use its best efforts to promptly provide notice to each Rating Agency and the NIMS Insurer referred to below with respect to each of the following of which it has actual knowledge:

         1.  Any material change or amendment to this Agreement;

         2. The occurrence of any Event of Default that has not been cured;

         3. The resignation or termination of the Master Servicer, the Securities Administrator or the Trustee;

         4. The repurchase or substitution of Mortgage Loans pursuant to Section 2.04;

         5. The final payment to Certificateholders; and

         6. Any change in the location of the Custodial Account or the Certificate Account.

         In addition, the Trustee shall promptly furnish to the Rating Agency and the NIMS Insurer copies of each report to Certificateholders described in
Section 4.02; and the Master Servicer shall promptly furnish to the Rating Agency and the NIMS Insurer copies of each annual independent public accountants' servicing report received as described in Section 3.20.

         Any such notice pursuant to this Section 11.09 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to (i) in the case of Standard & Poor's, 55 Water Street, 41st Floor, New York, New York 10041, Attention: Asset Backed Surveillance Department and (ii) in the case of Moody's, Residential Mortgage Monitoring Department, 99 Church Street, New York, New York 10007, or, in each case, such other address as either such Rating Agency may designate in writing to the parties thereto.

         Section 11.10. Third Party Rights.

         The NIMS Insurer shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement. The Seller shall be deemed a third-party beneficiary of Section 3.25 this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of such Section. The Servicer shall be deemed a third-party beneficiary of Section
3.25 of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of such Section.

         IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.

                                 HOMESTAR MORTGAGE ACCEPTANCE CORP.,
                                 Company


                                 By: /s/ Frank Plenskofski
                                    -------------------------------------------
                                 Name:   Frank Plenskofski
                                 Title:  Vice President and Treasurer


                                 WELLS FARGO BANK, N.A.,
                                 Master Servicer


                                 By: /s/ Peter J. Masterman
                                    -------------------------------------------
                                 Name:   Peter J. Masterman
                                 Title:  Vice President


                                 HSBC BANK USA,
                                 Trustee


                                 By: /s/ Richard Wu
                                    -------------------------------------------
                                 Name:   Richard Wu
                                 Title:  Vice President


                                 WELLS FARGO BANK, N.A.,
                                 Securities Administrator


                                 By: /s/ Peter J. Masterman
                                    -------------------------------------------
                                 Name:   Peter J. Masterman
                                 Title:  Vice President

STATE OF NEW JERSEY            )
                               )  ss.:
COUNTY OF ____________         )


         On the 5th day of March, 2004, before me, a notary public in and for said State, personally appeared ______________, known to me to be the _____________ of Homestar Mortgage Acceptance Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


____________________________
      Notary Public


[Notarial Seal]

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )


         On the 5th day of March, 2004, before me, a notary public in and for said State, personally appeared ___________, known to me to be a _____________ of Wells Fargo Bank, N.A., the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____________________________
      Notary Public


[Notarial Seal]

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )


         On the 5th day of March, 2004, before me, a notary public in and for said State, personally appeared __________________, known to me to be an _____________ of HSBC Bank USA, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____________________________
      Notary Public



[Notarial Seal]

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )


         On the 5th day of March, 2004, before me, a notary public in and for said State, personally appeared ______________, known to me to be a _____________ of Wells Fargo Bank, N.A., the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

____________________________
      Notary Public



[Notarial Seal]

                                    EXHIBIT A

                           FORM OF CLASS A CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE SHALL INITIALLY BE ISSUED AS ONE OR MORE CERTIFICATES REGISTERED IN THE NAME OF THE DEPOSITORY OR ITS NOMINEE AND, EXCEPT AS PROVIDED BELOW, REGISTRATION OF SUCH CERTIFICATES MAY NOT BE TRANSFERRED BY THE TRUSTEE EXCEPT TO ANOTHER DEPOSITORY THAT AGREES TO HOLD SUCH CERTIFICATES FOR THE RESPECTIVE CERTIFICATE OWNERS WITH OWNERSHIP INTERESTS THEREIN. THE CERTIFICATE OWNERS SHALL HOLD THEIR RESPECTIVE OWNERSHIP INTERESTS IN AND TO EACH OF SUCH BOOK-ENTRY CERTIFICATES THROUGH THE BOOK-ENTRY FACILITIES OF THE DEPOSITORY AND, EXCEPT AS PROVIDED BELOW, SHALL NOT BE ENTITLED TO DEFINITIVE CERTIFICATES IN RESPECT OF SUCH OWNERSHIP INTERESTS. ALL TRANSFERS BY CERTIFICATE OWNERS OF THEIR RESPECTIVE OWNERSHIP IN THE BOOK-ENTRY CERTIFICATES SHALL BE MADE IN ACCORDANCE WITH THE PROCEDURES ESTABLISHED BY THE DEPOSITORY PARTICIPANT OR BROKERAGE FIRM REPRESENTING SUCH CERTIFICATE OWNER. EACH DEPOSITORY PARTICIPANT SHALL TRANSFER THE OWNERSHIP INTERESTS ONLY IN THE BOOK-ENTRY CERTIFICATES OF CERTIFICATE OWNERS IT REPRESENTS OR OF BROKERAGE FIRMS FOR WHICH IT ACTS AS AGENT IN ACCORDANCE WITH THE DEPOSITORY'S NORMAL PROCEDURES. THE TRUSTEE SHALL NOT BE REQUIRED TO MONITOR, DETERMINE OR INQUIRE AS TO COMPLIANCE WITH THE TRANSFER RESTRICTIONS WITH RESPECT TO THE BOOK-ENTRY CERTIFICATES, AND THE TRUSTEE SHALL HAVE NO LIABILITY FOR TRANSFERS OF OWNERSHIP INTERESTS IN THE BOOK-ENTRY CERTIFICATES MADE THROUGH THE BOOK-ENTRY FACILITIES OF THE DEPOSITORY OR BETWEEN OR AMONG DEPOSITORY PARTICIPANTS OR CERTIFICATE OWNERS, MADE IN VIOLATION OF THE APPLICABLE RESTRICTIONS.

Certificate No. 1                                   _____% Initial Pass-Through Rate
Class A

Date of Pooling and Servicing                       Percentage Interest:____%
Agreement and Cut-off Date:
March 1, 2004

First Distribution Date:                            Aggregate Initial Certificate Principal Balance
April 26, 2004                                      of the Class A Certificates:
                                                    $______________

Master Servicer:                                    Initial Certificate Principal
Wells Fargo Bank, National Association              Balance of this Certificate:
                                                    $______________

Assumed Final                                       CUSIP:__________
Distribution Date:
April 25, 2034


                      ASSET-BACKED PASS-THROUGH CERTIFICATE
                                  SERIES 2004-1

         evidencing a percentage interest in the distributions allocable to the Class A- ___ Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family adjustable and fixed-rate first lien mortgage loans formed and sold by HOMESTAR MORTGAGE ACCEPTANCE CORP.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Homestar Mortgage Acceptance Corp., the Master Servicer, the Securities Administrator, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Homestar Mortgage Acceptance Corp., the Master Servicer, the Securities Administrator, the Trustee or any of their affiliates. None of the Company, the Master Servicer, the Securities Administrator or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class A- ___ Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family fixed-rate and adjustable-rate first lien mortgage loans (the "Mortgage Loans"), sold by Homestar Mortgage Acceptance Corp. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The

Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer, the Securities Administrator and HSBC Bank USA, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any , required to be distributed to Holders of Class A- ___ Certificates on such Distribution Date.

                  Distributions on this Certificate will be made by the Securities Administrator either in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator and the Trustee at least 5 Business Days prior to the related Record Date, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Any transferee shall be deemed to have made the representation set forth in Section 5.02(c) of the Agreement.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose in the City of Minneapolis and State of Minnesota. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer, the Securities Administrator and the Trustee with the consent of the NIMS Insurer and the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Securities Administrator, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Securities Administrator duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Securities Administrator, the Servicer and the Trustee and any agent of the Company, the Master Servicer, the Securities Administrator, the Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Securities Administrator, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the purchase by the Servicer or its designee (or if the Servicer fails to exercise such option, the NIMS Insurer) or the Master Servicer from the Trust Fund of all remaining Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund, thereby effecting early retirement of the Certificates and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof). The Agreement permits, but does not require, the Servicer, or, if the Servicer does not exercise this right, the NIMS Insurer, or the Master Servicer to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all REO Property; provided, that any such option may only be exercised on or after the first Distribution Date on which the aggregate unpaid balance of the Mortgage Loans is less than or equal to ten percent of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date with respect to a purchase by the Servicer or the NIMS Insurer, or on or after the first Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than or equal to five percent of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date with respect to a purchase by the Master Servicer.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.


Dated:   March __, 2004                      WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION,
                                             as Securities Administrator

                                             By:_____________________________
                                             Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Class A-____ Certificates referred to in the within-mentioned Agreement.


                                             WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION,
                                             as Securities Administrator

                                             By:_____________________________
                                             Authorized Signatory

                                   ASSIGNMENT
                                   ----------


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _____________________________

________________________________________________________________________________




Dated:                          _____________________________________________
                                    Signature by or on behalf of assignor



                                             _____________________________
                                                 Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________for the account of __________________ account number _______________, or, if mailed by check, to ________________________. Applicable statements should be mailed to____________________________________________.

                  This information is provided by __________________, the assignee named above, or ________________, as its agent.

                                   EXHIBIT B-1
                           FORM OF CLASS M CERTIFICATE

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES, [THE CLASS M-1 CERTIFICATES] [AND THE CLASS M-2 CERTIFICATES][AND THE CLASS M-3 CERTIFICATES] [AND THE CLASS M-4 CERTIFICATES] [AND THE CLASS M-5 CERTIFICATES] [AND THE CLASS M-6 CERTIFICATES] [AND THE CLASS M-7 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE SHALL INITIALLY BE ISSUED AS ONE OR MORE CERTIFICATES REGISTERED IN THE NAME OF THE DEPOSITORY OR ITS NOMINEE AND, EXCEPT AS PROVIDED BELOW, REGISTRATION OF SUCH CERTIFICATES MAY NOT BE TRANSFERRED BY THE TRUSTEE EXCEPT TO ANOTHER DEPOSITORY THAT AGREES TO HOLD SUCH CERTIFICATES FOR THE RESPECTIVE CERTIFICATE OWNERS WITH OWNERSHIP INTERESTS THEREIN. THE CERTIFICATE OWNERS SHALL HOLD THEIR RESPECTIVE OWNERSHIP INTERESTS IN AND TO EACH OF SUCH BOOK-ENTRY CERTIFICATES THROUGH THE BOOK-ENTRY FACILITIES OF THE DEPOSITORY AND, EXCEPT AS PROVIDED BELOW, SHALL NOT BE ENTITLED TO DEFINITIVE CERTIFICATES IN RESPECT OF SUCH OWNERSHIP INTERESTS. ALL TRANSFERS BY CERTIFICATE OWNERS OF THEIR RESPECTIVE OWNERSHIP IN THE BOOK-ENTRY CERTIFICATES SHALL BE MADE IN ACCORDANCE WITH THE PROCEDURES ESTABLISHED BY THE DEPOSITORY PARTICIPANT OR BROKERAGE FIRM REPRESENTING SUCH CERTIFICATE OWNER. EACH DEPOSITORY PARTICIPANT SHALL TRANSFER THE OWNERSHIP INTERESTS ONLY IN THE BOOK-ENTRY CERTIFICATES OF CERTIFICATE OWNERS IT REPRESENTS OR OF BROKERAGE FIRMS FOR WHICH IT ACTS AS AGENT IN ACCORDANCE WITH THE DEPOSITORY'S NORMAL PROCEDURES. THE TRUSTEE SHALL NOT BE REQUIRED TO MONITOR, DETERMINE OR INQUIRE AS TO COMPLIANCE WITH THE TRANSFER RESTRICTIONS WITH RESPECT TO THE BOOK-ENTRY CERTIFICATES, AND THE TRUSTEE SHALL HAVE NO LIABILITY FOR TRANSFERS OF OWNERSHIP INTERESTS IN THE BOOK-ENTRY CERTIFICATES MADE THROUGH THE BOOK-ENTRY FACILITIES OF THE DEPOSITORY OR BETWEEN OR AMONG DEPOSITORY PARTICIPANTS OR CERTIFICATE OWNERS, MADE IN VIOLATION OF THE APPLICABLE RESTRICTIONS.


                                      B-1-1

         ANY TRANSFEREE SHALL BE DEEMED TO HAVE MADE THE REPRESENTATION SET FORTH IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT.



                                      B-1-2

Certificate No.______                                   _______% Initial Pass-Through Rate

Class [M-__][Mezzanine]                                 Aggregate Initial Certificate Principal
                                                        Balance of the Class
                                                        [M-__] Certificates:
                                                        $____________

Date of Pooling and Servicing                           Initial Certificate Principal Balance of this
Agreement and Cut-off Date:                             Certificate:
March 1, 2004                                           $__________________

First Distribution Date:                                CUSIP:______________
April 26, 2004

Master Servicer:
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
_____________


                      ASSET-BACKED PASS-THROUGH CERTIFICATE
                                  SERIES 2004-1

         evidencing a percentage interest in any distributions allocable to the Class M-__ Certificates with respect to the Trust Fund consisting primarily of a pool of one- to four-family adjustable and fixed-rate first lien mortgage loans formed and sold by HOMESTAR MORTGAGE ACCEPTANCE CORP.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Homestar Mortgage Acceptance Corp., the Master Servicer, the Servicer, the Seller, the Securities Administrator, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Homestar Mortgage Acceptance Corp., the Master Servicer, the Servicer, the Seller, the Securities Administrator, the Trustee or any of their affiliates. None of Homestar Mortgage Acceptance Corp., the Master Servicer, the Servicer, the Seller, the Securities Administrator or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class M-__ Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family fixed-rate and adjustable-rate first lien mortgage loans (the "Mortgage Loans"), sold by Homestar Mortgage Acceptance Corp. (hereinafter called the


                                      B-1-3

"Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer, the Securities Administrator and HSBC Bank USA, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any , required to be distributed to Holders of Class M-__ Certificates on such Distribution Date.

                  Distributions on this Certificate will be made by the Securities Administrator either in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator and the Trustee at least 5 Business Days prior to the related Record Date, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Any transferee shall be deemed to have made the representation set forth in Section 5.02(c) of the Agreement.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose in the City of Minneapolis and State of Minnesota. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.


                                      B-1-4

                  As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer, the Securities Administrator and the Trustee with the consent of the NIMS Insurer and the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Securities Administrator, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Securities Administrator duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Securities Administrator, the Servicer and the Trustee and any agent of the Company, the Master Servicer, the Securities Administrator, the Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Securities Administrator, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.


                                      B-1-5

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the purchase by the Servicer or its designee (or if the Servicer fails to exercise such option, the NIMS Insurer) or the Master Servicer from the Trust Fund of all remaining Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund, thereby effecting early retirement of the Certificates and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof). The Agreement permits, but does not require, the Servicer, or, if the Servicer does not exercise this right, the NIMS Insurer, or the Master Servicer to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all REO Property; provided, that any such option may only be exercised on or after the first Distribution Date on which the aggregate unpaid balance of the Mortgage Loans is less than or equal to ten percent of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date with respect to a purchase by the Servicer or the NIMS Insurer, or on or after the first Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than or equal to five percent of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date with respect to a purchase by the Master Servicer.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                      B-1-6

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.


Dated:   March __, 2004                      WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION,
                                             as Securities Administrator

                                             By:_____________________________
                                             Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Class M-____ Certificates referred to in the within-mentioned Agreement.


                                             WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION,
                                             as Securities Administrator

                                             By:_____________________________
                                             Authorized Signatory

                                   ASSIGNMENT
                                   ----------


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _____________________________

________________________________________________________________________________




Dated:                          _____________________________________________
                                    Signature by or on behalf of assignor



                                             _____________________________
                                                 Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________for the account of __________________ account number _______________, or, if mailed by check, to ________________________. Applicable statements should be mailed to____________________________________________.

                  This information is provided by __________________, the assignee named above, or ________________, as its agent.

                                   EXHIBIT B-2
                          FORM OF CLASS C CERTIFICATES


         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, AND CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SHALL BE MADE EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.





                                      B-2-1

Certificate No. 1

Class C                                                    Aggregate Initial Notional Amount of the
                                                           Class C Certificates:
                                                           $_________________

Date of Pooling and Servicing                              Initial Notional Amount
Agreement and Cut-off Date:                                of this Certificate ("Denomination"):
March 1, 2004                                              $______________

First Distribution Date:                                   Initial Certificate Principal Balance of
April 26, 2004                                             this Certificate ("Denomination"):
                                                           $______________

Master Servicer:                                           CUSIP:
Wells Fargo Bank, National Association

Assumed Final Distribution Date:                           Percentage Interest of this Certificate:
______________                                             100.00%


                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2004-1

         evidencing percentage interest in the distributions allocable to the Class C Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four- family adjustable and fixed-rate first lien mortgage loans formed and sold by HOMESTAR MORTGAGE ACCEPTANCE CORP.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Homestar Mortgage Acceptance Corp., the Master Servicer, the Servicer, the Seller, the Securities Administrator, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Homestar Mortgage Acceptance Corp., the Master Servicer, the Servicer, the Seller, the Securities Administrator, the Trustee or any of their affiliates. None of Homestar Mortgage Acceptance Corp., the Master Servicer, the Servicer, the Seller, the Securities Administrator or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that ___________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Original Class C Certificate by the Original Class Certificate Principal Balance) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family fixed-rate and adjustable-rate first lien mortgage loans (the "Mortgage Loans"), sold by Homestar Mortgage Acceptance Corp. (hereinafter called the "Company," which term includes any successor entity under the Agreement


                                      B-2-2
referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer, the Securities Administrator and HSBC Bank USA, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Class C Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any , required to be distributed to Holders of Class C Certificates on such Distribution Date.

                  Distributions on this Certificate will be made by the Securities Administrator either in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator and the Trustee at least 5 Business Days prior to the related Record Date, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose in the City of Minneapolis and State of Minnesota.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.


                                      B-2-3

                  No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee and the Company in writing the facts surrounding the transfer. In the event that such a transfer is not to be made pursuant to Rule 144A of the act, there shall be delivered to the Trustee and the Company of an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Master Servicer or the Company; or there shall be delivered to the Trustee and the Company a transferor certificate by the transferor and an investment letter shall be executed by the transferee. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Company against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any person using Plan Assets to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer, the Securities Administrator and the Trustee with the consent of the NIMS Insurer and the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Securities Administrator, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Securities Administrator duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.


                                      B-2-4

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Securities Administrator, the Servicer and the Trustee and any agent of the Company, the Master Servicer, the Securities Administrator, the Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Securities Administrator, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the purchase by the Servicer or its designee (or if the Servicer fails to exercise such option, the NIMS Insurer) or the Master Servicer from the Trust Fund of all remaining Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund, thereby effecting early retirement of the Certificates and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof). The Agreement permits, but does not require, the Servicer, or, if the Servicer does not exercise this right, the NIMS Insurer, or the Master Servicer to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all REO Property; provided, that any such option may only be exercised on or after the first Distribution Date on which the aggregate unpaid balance of the Mortgage Loans is less than or equal to ten percent of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date with respect to a purchase by the Servicer or the NIMS Insurer, or on or after the first Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than or equal to five percent of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date with respect to a purchase by the Master Servicer.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                      B-2-5

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.


Dated:   March __, 2004                      WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION,
                                             as Securities Administrator

                                             By:_____________________________
                                             Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Class C Certificates referred to in the within-mentioned Agreement.


                                             WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION,
                                             as Securities Administrator

                                             By:_____________________________
                                             Authorized Signatory

                                   ASSIGNMENT
                                   ----------


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _____________________________

________________________________________________________________________________




Dated:                          _____________________________________________
                                    Signature by or on behalf of assignor



                                             _____________________________
                                                 Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________for the account of __________________ account number _______________, or, if mailed by check, to ________________________. Applicable statements should be mailed to____________________________________________.

                  This information is provided by __________________, the assignee named above, or ________________, as its agent.

                                   EXHIBIT B-3
                           FORM OF CLASS P CERTIFICATE


         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (EACH A "PLAN") SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SHALL BE MADE EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.





                                      B-3-1

Certificate No. 1

Class P                                                    Aggregate Initial Certificate Principal
                                                           Balance of the Class P Certificates:
                                                           $100.00

Date of Pooling and Servicing                              Initial Certificate Principal Balance
Agreement and Cut-off Date:                                of this Certificate ("Denomination"):
March 1, 2004                                              $100.00

First Distribution Date:                                   Percentage Interest of this Certificate:
April 26, 2004                                             100.00%

Master Servicer:                                           CUSIP:
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
_______________


                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2004-1


         evidencing a percentage interest in any distributions allocable to the Class P Certificates with respect to the Trust Fund consisting primarily of a pool of one- to four-family adjustable and fixed-rate first lien mortgage loans formed and sold by HOMESTAR MORTGAGE ACCEPTANCE CORP.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Homestar Mortgage Acceptance Corp., the Master Servicer, the Servicer, the Seller, the Securities Administrator, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Homestar Mortgage Acceptance Corp., the Master Servicer, the Servicer, the Seller, the Securities Administrator, the Trustee or any of their affiliates. None of Homestar Mortgage Acceptance Corp., the Master Servicer, the Servicer, the Seller, the Securities Administrator or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that ___________________ is the registered owner of the Percentage Interest evidenced by this Class P Certificate (obtained by dividing the Denomination of this Class P Certificate by the Original Class Certificate Principal Balance) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family fixed-rate and adjustable-rate first lien mortgage loans (the "Mortgage Loans"), sold by Homestar Mortgage Acceptance Corp. (hereinafter called the "Company," which term includes any successor entity under


                                      B-3-2
the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer, the Securities Administrator and HSBC Bank USA, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any , required to be distributed to Holders of Class P Certificates on such Distribution Date.

                  Distributions on this Certificate will be made by the Securities Administrator either in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator and the Trustee at least 5 Business Days prior to the related Record Date, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose in the City of Minneapolis and State of Minnesota. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal. This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including


                                      B-3-3
without limitation reimbursement to the Trustee, the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee and the Company in writing the facts surrounding the transfer. In the event that such a transfer is not to be made pursuant to Rule 144A of the Act, there shall be delivered to the Trustee and the Company of an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Master Servicer or the Company; or there shall be delivered to the Trustee and the Company a transferor certificate by the transferor and an investment letter shall be executed by the transferee. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Company against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any person using Plan Assets to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.


                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Securities Administrator, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Securities Administrator duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and


                                      B-3-4
thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Securities Administrator, the Servicer and the Trustee and any agent of the Company, the Master Servicer, the Securities Administrator, the Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Securities Administrator, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the purchase by the Servicer or its designee (or if the Servicer fails to exercise such option, the NIMS Insurer) or the Master Servicer from the Trust Fund of all remaining Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund, thereby effecting early retirement of the Certificates and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof). The Agreement permits, but does not require, the Servicer, or, if the Servicer does not exercise this right, the NIMS Insurer, or the Master Servicer to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all REO Property; provided, that any such option may only be exercised on or after the first Distribution Date on which the aggregate unpaid balance of the Mortgage Loans is less than or equal to ten percent of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date with respect to a purchase by the Servicer or the NIMS Insurer, or on or after the first Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than or equal to five percent of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date with respect to a purchase by the Master Servicer.


                                      B-3-5

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.




                                      B-3-6

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.


Dated:   March __, 2004                      WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION,
                                             as Securities Administrator

                                             By:_____________________________
                                             Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Class P Certificates referred to in the within-mentioned Agreement.


                                             WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION,
                                             as Securities Administrator

                                             By:_____________________________
                                             Authorized Signatory

                                   ASSIGNMENT
                                   ----------


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _____________________________

________________________________________________________________________________




Dated:                          _____________________________________________
                                    Signature by or on behalf of assignor



                                             _____________________________
                                                 Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________for the account of __________________ account number _______________, or, if mailed by check, to ________________________. Applicable statements should be mailed to____________________________________________.

                  This information is provided by __________________, the assignee named above, or ________________, as its agent.

                                   EXHIBIT B-4
                           FORM OF CLASS R CERTIFICATE

         THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(C) OF THE AGREEMENT OR AN OPINION OF COUNSEL AS PROVIDED IN SECTION 5.02(C) THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

         THIS CLASS R CERTIFICATE HAS NO PRINCIPAL BALANCE, DOES NOT BEAR INTEREST AND WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS
PROVIDED HEREIN.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE


                                      B-4-1

SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE, EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.






                                      B-4-2

Certificate No. 1

Class R Senior

Date of Pooling and, Servicing
Agreement and Cut-off Date:
March 1, 2004                                              Percentage Interest:  100.00%

First Distribution Date:
April 26, 2004                                             CUSIP:

Master Servicer:
Wells Fargo Bank, National Association

Assumed Final Distribution Date:
________________


                        MORTGAGE PASS-THROUGH CERTIFICATE
                                  SERIES 2004-1

         evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of one- to four-family adjustable and fixed-rate first lien mortgage loans formed and sold by HOMESTAR MORTGAGE ACCEPTANCE CORP.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Homestar Mortgage Acceptance Corp., the Master Servicer, the Servicer, the Seller, the Securities Administrator, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Homestar Mortgage Acceptance Corp., the Master Servicer, the Servicer, the Seller, the Securities Administrator, the Trustee or any of their affiliates. None of Homestar Mortgage Acceptance Corp., the Master Servicer, the Servicer, the Seller, the Securities Administrator or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.




                                      B-4-3

                  This certifies that ___________________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of one- to four-family fixed-rate and adjustable-rate first lien mortgage loans (the "Mortgage Loans"), sold by Homestar Mortgage Acceptance Corp. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer, the Securities Administrator and HSBC Bank USA, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any , required to be distributed to Holders of Class R Certificates on such Distribution Date.

                  Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that
(i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.
         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose in the City of Minneapolis and State of Minnesota.

                  In connection with any transfer of this Certificate, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee with


                                      B-4-4
respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Trustee, the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer, the Securities Administrator and the Trustee with the consent of the NIMS Insurer and the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Securities Administrator, duly endorsed by, or accompanied by an assignment in the form below or other


                                      B-4-5
written instrument of transfer in form satisfactory to the Trustee and the Securities Administrator duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Securities Administrator, the Servicer and the Trustee and any agent of the Company, the Master Servicer, the Securities Administrator, the Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Securities Administrator, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the purchase by the Servicer or its designee (or if the Servicer fails to exercise such option, the NIMS Insurer) or the Master Servicer from the Trust Fund of all remaining Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund, thereby effecting early retirement of the Certificates and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof). The Agreement permits, but does not require, the Servicer, or, if the Servicer does not exercise this right, the NIMS Insurer, or the Master Servicer to purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all REO Property; provided, that any such option may only be exercised on or after the first Distribution Date on which the aggregate unpaid balance of the Mortgage Loans is less than or equal to ten percent of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date with respect to a purchase by the Servicer or the NIMS Insurer, or on or after the first Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than or equal to five percent of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date with respect to a purchase by the Master Servicer.


                                      B-4-6

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                      B-4-7

         IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.


Dated:   March __, 2004                      WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION,
                                             as Securities Administrator

                                             By:_____________________________
                                             Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

         This is one of the Class R Certificates referred to in the within-mentioned Agreement.


                                             WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION,
                                             as Securities Administrator

                                             By:_____________________________
                                             Authorized Signatory

                                   ASSIGNMENT
                                   ----------


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _____________________________

________________________________________________________________________________




Dated:                          _____________________________________________
                                    Signature by or on behalf of assignor



                                             _____________________________
                                                 Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________for the account of __________________ account number _______________, or, if mailed by check, to ________________________. Applicable statements should be mailed to____________________________________________.

                  This information is provided by __________________, the assignee named above, or ________________, as its agent.

                                    EXHIBIT C

                     FORM OF CUSTODIAN INITIAL CERTIFICATION


                                                  March __, 2004



HSBC Bank USA                                Homestar Mortgage Acceptance Corp.
452 Fifth Avenue                             W. 115 Century Road
New York, New York 10018                     Paramus, New Jersey 07652


         Attention: Homestar Mortgage Acceptance Corp.,
         HMAC Mortgage Trust 2004-1, Asset-Backed Pass-Through Certificates, Series 2004-1

         Re: Custodial Agreement, dated as of March 5, 2004, by and among HSBC Bank USA, Homestar Mortgage Acceptance Corp. and Wells Fargo Bank, National Association relating to HMAC Mortgage Trust 2004-1, Asset-Backed Pass-Through Certificates, Series 2004-1
                  ------------------------------------------------------------


Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement and subject to Section 2.02 of the Pooling and Servicing Agreement, dated as of March 5, 2004 among Homestar Mortgage Acceptance Corp., HSBC Bank USA, and Wells Fargo Bank, National Association, the undersigned, as custodian (the "Custodian"), hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File, and has determined that: (1) all documents required to be included in the Mortgage File are in its possession and (2) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan.

                  The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Custodial and Pooling and Servicing Agreements. The Custodian makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Custodian.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                               WELLS FARGO BANK, NATIONAL
                                               ASSOCIATION, as Custodian


                                               By:_____________________________
                                               Name:
                                               Title:

                                    EXHIBIT D

                      FORM OF CUSTODIAN FINAL CERTIFICATION



                                                      _______, 20__



HSBC Bank USA                                 Homestar Mortgage Acceptance Corp.
452 Fifth Avenue                              W. 115 Century Road
New York, New York 10018                      Paramus, New Jersey 07652


         Attention: Homestar Mortgage Acceptance Corp.,
         HMAC Mortgage Trust 2004-1, Mortgage Pass-Through Certificates, Series 2004-1

         Re: Custodial Agreement, dated as of March 5, 2004, by and among HSBC Bank USA, Homestar Mortgage Acceptance Corp. and Wells Fargo Bank, National Association relating to HMAC Mortgage Trust 2004-1, Asset- Backed Pass-Through Certificates, Series 2004-1
                  -------------------------------------------------------------

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement and subject to Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing with respect to each Mortgage Loan:

                  (i) the original Mortgage Note (including all riders thereto) bearing all intervening endorsements necessary to show a complete chain of endorsements from the original payee, endorsed "Pay to the order of HSBC Bank USA without recourse", via original signature, and, if previously endorsed, signed in the name of the last endorsee by a duly qualified officer of the last endorsee. If the Mortgage Loan was acquired by the last endorsee in a merger, the endorsement must be by "[name of last endorsee], successor by merger to [name of the predecessor]." If the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by "[name of last endorsee], formerly known as [previous name].";

                  (ii) The original recorded Mortgage, noting the presence of the MIN of the Mortgage Loan and either language indicating that the Mortgage Loan is a MOM loan or if the Mortgage Loan was not a MOM loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon; provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation or such office as a matter of policy does not return the original of such document or if such original Mortgage has been lost, the Seller shall include or cause to be included a copy thereof certified by the appropriate recording office, if available;

                  (iii) the original Assignment of Mortgage in blank, in form and substance acceptable for recordation in the jurisdiction in which the related mortgage property is located and signed in the name of the Last Endorsee by an authorized officer; unless the Mortgage Loan is registered on the MERS system;

                  (iv) The original intervening Assignments, if any and if available, with evidence of recording thereon, showing an unbroken chain of title to the Mortgage from the originator thereof to Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System); provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation or such office as a matter of policy does not return the original of such document, the Seller shall include or cause to be included a copy thereof certified by the appropriate recording office, if available;

                  (v) The originals of each assumption, modification or substitution agreement, if any and if available, relating to the Mortgage Loan; and

                  (vi) the original title insurance policy, or, if such policy has not been issued, any one of an original or a copy of the preliminary title report, title binder or title commitment on the Mortgaged Property with the original policy of the insurance to be delivered promptly following the receipt thereof;

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement or in the Pooling and Servicing Agreement, as applicable.

                                                 WELLS FARGO BANK, NATIONAL
                                                 ASSOCIATION, as Custodian



                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                    EXHIBIT E

                            FORM OF REMITTANCE REPORT

                             (Provided Upon Request)

                                    EXHIBIT F

                    FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:      HSBC Bank USA
         452 Fifth Avenue
         New York, New York 10018

         Re: Pooling and Servicing Agreement, dated as of March 1, 2004, by and among HSBC Bank USA, Homestar Mortgage Acceptance Corp. and Wells Fargo Bank, National Association relating to HMAC Mortgage Trust 2004-1, Asset-Backed Pass-Through Certificates, Series 2004-1
                  --------------------------------------------------------------

         In connection with the administration of the Mortgage Loans held by you pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one):
-------------------------------------------

_____             1.       Mortgage Paid in Full and proceeds have been
                           deposited into the Custodial Account

_____             2.       Foreclosure

_____             3.       Substitution

_____             4.       Other Liquidation

_____             5.       Nonliquidation             Reason:___________________

_____             6.       California Mortgage Loan paid in full


                                               By:______________________________
                                                        (authorized signer)

                                               Issuer:__________________________
                                               Address:_________________________
                                               Date:____________________________

                                   EXHIBIT G-1

                     FORM OF INVESTOR REPRESENTATION LETTER

                                ___________,200__

Homestar Mortgage Acceptance Corp.
W. 115 Century Road
Paramus, New Jersey 07652

HSBC Bank USA
452 Fifth Avenue
New York, New York 10018
Attention: Homestar Mortgage Acceptance Corp. Series 2004-1

         Re:      Homestar Mortgage Acceptance Corp.
                  Asset-Backed Pass-Through Certificates Series 2004-1, Class [___]
                  -----------------------------------------------------

Ladies and Gentlemen:

         ______________ (the "Purchaser") intends to purchase from
______________ (the "Seller") $_________ Initial Certificate Principal Balance of Asset-Backed Pass-Through Certificates, Series 2004-1, Class _____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2004 among Homestar Mortgage Acceptance Corp., as company (the "Company"), Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator") and HSBC Bank USA, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                           1. The Purchaser understands that (a) the
                  Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                           2. The Purchaser is acquiring the Certificates for
                  its own account for investment only and not with a view to or for sale in connection with any


                                      G-1-1
                  distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                           3. The Purchaser is (a) a substantial, sophisticated
                  institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501 (a) promulgated pursuant to the Act.

                           4. The Purchaser has been furnished with, and has had
                  an opportunity to review a copy of the Pooling and Servicing Agreement and such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser.

                           5. The Purchaser has not and will not nor has it
                  authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner,
                  (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                              Very truly yours,


                                              _____________________________
                                              (Purchaser)

                                              By:__________________________
                                              Name:________________________
                                              Title:_______________________


                                     G-1-2

                                   EXHIBIT G-2

                    FORM OF TRANSFEROR REPRESENTATION LETTER



                              ______________,200___



Homestar Mortgage Acceptance Corp.
W. 115 Century Road
Paramus, New Jersey 07652

HSBC Bank USA
452 Fifth Avenue
New York, New York 10018
Attention: Homestar Mortgage Acceptance Corp. Series 2004-1

                  Re:      Homestar Mortgage Acceptance Corp.
                           Asset-Backed Pass-Through Certificates,
                           Series 2004-1, Class __
                           ---------------------------------------

Ladies and Gentlemen:

         In connection with the sale by ___________ (the "Seller") to ________ (the "Purchaser") of $_________ Initial Certificate Principal Balance of Asset-Backed Pass-Through Certificates, Series 2004-1, Class _____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2004 among Homestar Mortgage Acceptance Corp., as company (the "Company"), Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator") and HSBC Bank USA, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the


                                      G-2-1
disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                                 Very truly yours,


                                                 ____________________________
                                                 (Seller)

                                                 By:_________________________
                                                 Name:_______________________
                                                 Title:______________________





                                      G-2-2

                                   EXHIBIT G-3

                   FORM OF RULE 144A INVESTMENT REPRESENTATION


             Description of Rule 144A Securities, including numbers:

                       Homestar Mortgage Acceptance Corp.
                     Asset-Backed Pass-Through Certificates
                       Series 2004-1, Class ____, No. ____


                  The undersigned seller, as registered holder (the "Transferor"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

                  1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Transferor hereby certifies the following facts: Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Transferor has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

                  2. The Buyer warrants and represents to, and covenants with, the Transferor, the Trustee and the Master Servicer pursuant to Section 5.02 of the Pooling and Servicing Agreement as follows:

                           a. The Buyer understands that the Rule 144A
                  Securities have not been registered under the 1933 Act or the securities laws of any state.

                           b. The Buyer considers itself a substantial,
                  sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.



                                      G-3-1

                           c. The Buyer has been furnished with all information
                  regarding the Rule 144A Securities that it has requested from the Transferor, the Trustee or the Master Servicer.

                           d. Neither the Buyer nor anyone acting on its behalf
                  has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e. The Buyer is a "qualified institutional buyer" as
                  that term is defined in Rule 144 under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the account of other qualified institutional buyers, understands that such Rule 144 Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or
                  (ii) pursuant to another exemption from registration under the 1933 Act.

                  3. The Buyer warrants and represents to, and covenants with, the Transferor, the Servicer and the Company that either (1) the Buyer is not an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("Plan"), or a plan within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 (the "Code") (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan, or (2) the Buyer has provided the Trustee with the opinion letter required by section 5.02(c) of the Pooling and Servicing Agreement.

                  4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.



                                      G-3-2

                  IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.





_______________________________________         ________________________________
         Print Name of Transferor                    Print Name of Buyer

By:____________________________________         By:_____________________________
Name:                                           Name:
Title:                                          Title:

Taxpayer Identification:                        Taxpayer Identification:

No.___________________________________          No._____________________________

Date:_________________________________          Date:___________________________





                                      G-3-3

                             ANNEX 1 TO EXHIBIT G-3
                             ----------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

             [For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $____________________1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

____ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

____ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statement, a copy of which is attached hereto.

____ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.


--------
         1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                      G-3-4

____ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

____ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

____ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

____ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

____ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

____ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

____ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in


                                      G-3-5
accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

___      ___               Will the Buyer be purchasing the Rule 144A
Yes      No                Securities only for the Buyer's own account?

         6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.




                                              ______________________________
                                              Print Name of Buyer

                                              By:___________________________
                                              Name:
                                              Title:

                                              Date:_________________________





                                      G-3-6

                             ANNEX 2 TO EXHIBIT G-3
                             ----------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

              [For Buyers That Are Registered Investment Companies]


                  The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $_______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.



                                      G-3-7

                  5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                                 _____________________________
                                                 Print Name of Buyer

                                                 By:__________________________
                                                 Name:
                                                 Title:


                                                 IF AN ADVISER:

                                                 ____________________________
                                                 Print Name of Buyer

                                                 Date:_______________________





                                      G-3-8

                                   EXHIBIT G-4

                         FORM OF TRANSFEROR CERTIFICATE

                              ______________, 200__


Homestar Mortgage Acceptance Corp.
W. 115 Century Road
Paramus, New Jersey 07652

HSBC Bank USA
452 Fifth Avenue
New York, New York 10018

Attention: Homestar Mortgage Acceptance Corp. Series 2004-1

                  Re:      Homestar Mortgage Acceptance Corp.
                           Asset-Backed Pass-Through Certificates
                           Series 2004-1, Class R
                           --------------------------------------

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the sale by ________________________ (the "Seller") to _____________________________________
(the "Purchaser") of a ____% Percentage Interest in the Asset-Backed Pass-Through Certificates, Series 2004-1, Class R Certificates (the "Certificates"), issued pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 1, 2004, among Homestar Mortgage Acceptance Corp., as company (the "Company"), Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator") and HSBC Bank USA, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                  1. No purpose of the Seller relating to the sale of the Certificates by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                  2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit E-5. The Seller does not know or believe that any representation contained therein is false.



                                      G-4-1

                  3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they have become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of the Certificates may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

                  4. The Seller has no actual knowledge that the proposed Transferee is a Disqualified Organization, an agent of a Disqualified Organization or a Non-United States Person.


                                              Very truly yours,


                                              _______________________________
                                              (Seller)

                                              By:____________________________
                                              Name:__________________________
                                              Title:_________________________





                                      G-4-2

                                   EXHIBIT G-5

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT


STATE OF                            )
                           :ss.:
COUNTY OF                           )


         ___________________, being first duly sworn, deposes, represents and warrants:

         1. That he/she is [Title of Officer] of [Name of Owner], a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________] [the United States], (the "Owner"), (record or beneficial owner of the Class R Certificates (the "Class R Certificates") on behalf of which he/she makes this affidavit and agreement). This Class R Certificates were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 1, 2004 among Homestar Mortgage Acceptance Corp., as company, Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), and HSBC Bank USA, as trustee (the "Trustee").

         2. That the Owner (i) is not and will not be a "disqualified organization" as of _____________ [date of transfer] within the meaning of
Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and
(iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for Freddie Mac, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not


                                      G-5-1
a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

         8. The Owner's Taxpayer Identification Number is _____________________.

         9. This affidavit and agreement relates only to the Class R Certificates held by the owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

         10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

         11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this


                                      G-5-2
regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

         12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

         13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, provided that with respect to any partnership or other entity treated as a partnership for United States federal income tax purposes, all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

         14. (a) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"),
(ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA; or

                  (b) The Owner will provide the Trustee with an opinion of counsel, as specified in Section 5.02(c) of the Pooling and Servicing Agreement, acceptable to and in form and substance satisfactory to the Trustee to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company, the Securities Administrator or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

         In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee, the Securities Administrator and the Master Servicer that the Owner will not


                                      G-5-3
transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

         Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.




                                      G-5-4

         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ______ day of _____________, _____.



                                                          [NAME OF OWNER]


                                                 By:____________________________
                                                          [Name of Officer]
                                                          [Title of Officer]

[Corporate Seal]

ATTEST:


________________________________
[Assistant] Secretary

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that such person executed the same as such person's free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ____ day of ___________, 200__.





                                          _____________________________________
                                                   NOTARY PUBLIC

                                          COUNTY OF_________________________
                                          STATE OF___________________________
                                          My Commission expires the ____ day of
                                          __________, 200__.





                                      G-5-5

                                    EXHIBIT H

                             MORTGAGE LOAN SCHEDULE

Id            PropType        Occ           Purp           AltorSub      Rt             Pool          OrigBal
--            --------        ---           ----           --------      --             ----          -------
36558583      SD              P             PU             Al                     6.833           114         169500
36565364      SD              P             RN             Al                     6.179           114         127453
36565745      SD              P             PU             Al                       6.5           114         272248
36576619      SD              P             PU             Al                     5.614           114         105000
36580009      Pu              P             RN             Al                     5.364           114         235000
36587954      Co              P             RN             Al                     4.689           114         170999
36590370      SD              P             RN             Al                      5.51           114         238000
36590586      Pu              P             RN             Al                     5.114           114         322000
36597953      SD              P             RN             Al                      6.01           114         289000
36600955      SD              P             RN             Al                     6.039           114         195000
36603686      SD              P             PU             Al                     4.978           114         189000
36612281      SD              P             RN             Al                     6.047           114         224993
36615359      SD              P             PU             Al                     6.504           114          70000
36617413      SD              P             RN             Al                     7.125           114         175000
36628063      SD              P             PU             Al                     5.079           114         313500
36628741      SD              P             RN             Al                      6.26           114         171000
36632214      SD              P             PU             Al                     7.368           114          67000
36632743      SD              P             PU             Al                     5.114           114         170458
36633683      Co              P             PU             Al                     6.864           114         115000
36636496      SD              P             PU             Al                     4.364           114         159990
36638294      SD              P             PU             Al                     6.864           114          65000
36644995      SD              P             PU             Al                      7.25           114         115920
36647790      Pu              P             PU             Al                     6.489           114          94500
36650430      SD              P             PU             Al                     6.364           114         165000
36650927      SD              P             PU             Al                     3.978           114         124000
36653004      SD              P             PU             Al                     6.368           114          82400
36655546      Pu              P             PU             Al                     6.364           114         180500
36655744      Co              P             PU             Al                     4.939           114         112100
36657179      SD              P             PU             Al                     5.988           114         216000
36657278      SD              P             PU             Al                     7.273           114         136000
36659845      SD              P             RN             Al                     5.634           114         215000
36662179      Co              P             PU             Al                     6.989           114          80600
36666238      SD              P             PU             Al                     5.364           114         250000
36668507      SD              P             PU             Al                     3.728           114         238500
36669158      SD              P             RN             Al                     5.449           114         188500
36670974      SD              P             PU             Al                     4.364           114         146490
36671378      SD              P             RN             Al                       6.5           114         217381
36671568      SD              P             PU             Al                     4.978           114         190000
36673531      Pu              P             PU             Al                     7.025           114         169679
36673820      Pu              P             PU             Al                     6.478           114         190000
36676047      SD              P             PU             Al                     6.864           114         245000
36677151      SD              P             PU             Al                     7.273           114         139500
36678266      SD              P             PU             Al                     5.364           114         183000
36678415      SD              P             RN             Al                     5.439           114         153000
36679504      SD              P             PU             Al                     5.364           114         200000
36683167      SD              P             PU             Al                     6.302           114          86000
36689677      Pu              P             PU             Al                     5.864           114         209361
36691871      SD              P             RN             Al                     6.275           114         101849
36691970      SD              P             RN             Al                     4.439           114         199493
36693000      SD              P             PU             Al                      6.65           114         108000
36696680      Co              P             PU             Al                     4.364           114         131000
36696706      SD              P             PU             Al                     6.364           114         308000
36698066      Co              P             RN             Al                      7.25           114         170000
36698959      SD              P             PU             Al                      5.75           114          89250
36701894      SD              P             PU             Al                     5.578           114         216000
36704179      Pu              P             PU             Al                     4.228           114         138000
36705663      SD              P             PU             Al                     7.273           114         190000
36707495      SD              P             PU             Al                     5.864           114         171900
36707677      SD              P             PU             Al                     5.489           114         201000
36708931      SD              P             PU             Al                     5.624           114         145700
36711752      Pu              P             PU             Al                     6.208           114         280000
36712750      Pu              P             PU             Al                     5.728           114         125000
36714814      Pu              P             PU             Al                     5.864           114         176820
36721108      SD              P             PU             Al                     4.478           114         195000
36721637      Pu              P             PU             Al                     6.689           114         122550
36722163      SD              P             PU             Al                     5.364           114         180000
36726040      SD              P             PU             Al                     5.614           114         146900
36727360      SD              P             PU             Al                     6.364           114         270000
36727600      SD              P             PU             Al                     5.978           114         212000
36728541      SD              P             PU             Al                     7.023           114         115000
36728657      Pu              P             PU             Al                     5.228           114         120001
36729606      SD              P             RN             Al                     4.189           114         204208
36729846      Pu              P             PU             Al                     6.228           114         117000
36730950      Pu              P             PU             Al                     6.628           114         270275
36733087      SD              P             PU             Al                     5.864           114         115000
36734044      SD              P             RN             Al                     4.336           114         251837
36734192      SD              P             PU             Al                     5.689           114         133475
36738466      Pu              P             PU             Al                     3.728           114         249900
36742518      SD              P             PU             Al                     4.864           114         254000
36742591      Pu              P             PU             Al                     5.614           114         305000
36742781      SD              P             RN             Al                     4.329           114         161484
36744225      SD              P             RN             Al                     4.254           114         295000
36745131      SD              P             PU             Al                     5.364           114         156500
36747616      SD              P             RN             Al                      5.76           114         180000
36748507      Pu              P             PU             Al                     5.864           114         153900
36749463      Pu              P             PU             Al                     5.978           114         171926
36749596      SD              P             PU             Al                     7.125           114         144000
36752301      SD              P             PU             Al                     6.708           114         137000
36752830      SD              P             RN             Al                     6.678           114          90250
36754026      SD              P             RN             Al                     4.894           114         100669
36755940      SD              P             PU             Al                     7.525           114         205000
36756948      SD              P             RN             Al                     4.439           114         105207
36757482      SD              P             PU             Al                     4.189           114         289892
36757896      Pu              P             PU             Al                     5.114           114         203357
36759215      SD              P             PU             Al                     6.114           114         191900
36759256      SD              P             PU             Al                      6.75           114         272800
36763019      SD              P             PU             Al                     4.864           114         130000
36763290      SD              P             RN             Al                     4.189           114         262200
36767119      SD              P             PU             Al                     8.137           114          64800
36769602      SD              P             RN             Al                     4.744           114          89912
36769982      SD              P             PU             Al                     6.614           114         133000
36770196      Co              P             PU             Al                     4.564           114         320454
36770832      Pu              P             PU             Al                     3.728           114         224000
36771640      SD              P             RN             Al                     6.875           114         322700
36771715      SD              P             PU             Al                     4.478           114         138000
36774776      SD              P             PU             Al                     5.314           114         146300
36775807      SD              P             RN             Al                     6.273           114         154000
36775815      Co              P             PU             Al                     6.958           114          78500
36776185      Co              P             PU             Al                     6.728           114         115000
36776532      SD              P             PU             Al                     5.728           114         255000
36776672      SD              P             PU             Al                     4.228           114         285000
36776938      SD              P             PU             Al                     5.228           114         189000
36777324      SD              P             PU             Al                     4.874           114         241449
36777456      SD              P             RN             Al                      4.51           114         287939
36778678      SD              P             RN             Al                     7.877           114          79200
36780856      SD              P             PU             Al                     6.103           114         223175
36781193      SD              P             PU             Al                     5.118           114          70500
36781433      SD              P             RN             Al                     5.885           114         157500
36781573      SD              P             RN             Al                     6.788           114         169000
36782209      SD              P             PU             Al                     6.458           114         111500
36784296      SD              P             PU             Al                     5.614           114         148000
36786945      SD              P             PU             Al                     6.364           114          41200
36788081      SD              P             PU             Al                     7.063           114         272000
36788719      SD              P             PU             Al                     5.364           114         210000
36788743      SD              P             PU             Al                     6.348           114         302000
36788859      SD              P             PU             Al                     6.208           114         190000
36788974      SD              P             RN             Al                     6.204           114         170000
36789683      SD              P             PU             Al                     5.614           114         119950
36791218      SD              P             PU             Al                     7.523           114          43700
36791739      Pu              P             PU             Al                     6.458           114         212000
36792190      SD              P             PU             Al                     6.458           114         121000
36792778      Co              P             PU             Al                     5.813           114         140000
36793594      Pu              P             PU             Al                     5.688           114         295000
36794410      SD              P             RN             Al                     4.304           114         104275
36796381      SD              P             RN             Al                     7.509           114         100800
36797017      Pu              P             PU             Al                     5.583           114         160000
36797298      Pu              P             PU             Al                     4.414           114         123500
36797769      Pu              P             RN             Al                     6.064           114         253000
36798049      SD              P             PU             Al                     7.025           114         193000
36798742      Co              P             RN             Al                     4.497           114         179488
36799211      SD              P             PU             Al                     6.364           114         215000
36799401      SD              P             PU             Al                     6.239           114         320000
36800282      Co              P             PU             Al                     6.114           114         240000
36800423      SD              P             PU             Al                     6.864           114         118000
36801140      SD              P             PU             Al                     6.208           114         225000
36801710      SD              P             RN             Al                     7.125           114         101250
36801744      SD              P             RN             Al                     5.689           114         166250
36802320      SD              P             PU             Al                     6.813           114         198800
36802395      SD              P             PU             Al                     6.114           114         270500
36802874      SD              P             PU             Al                     4.864           114         128000
36802890      Co              P             PU             Al                     6.415           114         120000
36802965      Pu              P             PU             Al                     6.708           114          85000
36803237      SD              P             PU             Al                     4.189           114         282800
36803328      SD              P             PU             Al                     4.978           114         190000
36804201      SD              P             PU             Al                     5.989           114         152000
36804615      SD              P             PU             Al                     5.614           114         148200
36804920      SD              P             PU             Al                     6.114           114          85500
36805026      SD              P             PU             Al                     4.864           114         145000
36805935      SD              P             PU             Al                     4.478           114         162250
36806164      SD              P             PU             Al                     4.978           114         231000
36806511      SD              P             PU             Al                     4.978           114         188000
36808210      SD              P             PU             Al                     7.125           114         320000
36808483      SD              P             PU             Al                     6.114           114         220000
36808939      SD              P             RN             Al                     5.499           114         134000
36809036      Co              P             PU             Al                     6.228           114         270000
36809242      Pu              P             RN             Al                     4.478           114         213000
36809846      SD              P             PU             Al                     7.525           114          62000
36812428      SD              P             RN             Al                      5.76           114         201000
36813129      SD              P             PU             Al                     5.114           114         130000
36813475      SD              P             PU             Al                     4.728           114         169900
36813699      SD              P             PU             Al                     4.228           114         184800
36813954      SD              P             PU             Al                     6.114           114          78500
36815074      SD              P             PU             Al                     6.114           114         236000
36815215      Pu              P             PU             Al                     5.714           114         223977
36815249      Co              P             RN             Al                     4.867           114         129597
36815322      SD              P             RN             Al                      6.01           114         126000
36815470      SD              P             PU             Al                     6.665           114          89500
36816023      SD              P             PU             Al                     5.628           114         147000
36816387      Pu              P             PU             Al                     5.978           114         142000
36817278      Pu              P             PU             Al                     5.614           114         145564
36817674      SD              P             PU             Al                     5.968           114         202000
36818334      Co              P             PU             Al                     4.964           114         148900
36819233      Pu              O             PU             Al                     6.299           130          80000
36819407      Pu              P             PU             Al                     7.125           114         304000
36819555      SD              P             RN             Al                     5.117           114          70673
36820520      SD              P             PU             Al                     6.198           114         170000
36821049      SD              P             PU             Al                     5.728           114         312001
36821296      SD              P             RN             Al                     4.423           114         121006
36821353      SD              P             PU             Al                     5.114           114         265000
36821726      SD              P             PU             Al                     4.878           114         240000
36822005      SD              P             PU             Al                     6.614           114          65000
36822229      SD              P             PU             Al                     5.458           114         299000
36823813      SD              P             PU             Al                     6.114           114         162500
36824050      SD              P             PU             Al                     4.478           114         205000
36826212      SD              P             PU             Al                     5.114           114         232700
36826899      SD              P             PU             Al                     6.208           114         175000
36827616      SD              P             PU             Al                     5.878           114         242000
36827640      Pu              P             RN             Al                     4.497           114         263449
36827921      SD              P             PU             Al                     6.223           114         151103
36828010      Co              P             RN             Al                     4.744           114         282701
36828341      SD              P             RN             Al                     5.114           114         130000
36828770      SD              P             PU             Al                     5.864           114         157500
36829356      Co              P             PU             Al                     5.714           114         232000
36829711      SD              P             PU             Al                     6.708           114         295000
36829885      SD              P             PU             Al                     7.114           114          58000
36829935      Co              P             PU             Al                     6.339           114         115000
36832459      SD              P             PU             Al                     4.614           114         184750
36832491      Co              P             PU             Al                     6.073           114         150000
36832517      Pu              P             PU             Al                     4.874           114         191000
36832905      SD              P             PU             Al                     6.373           114         133350
36833267      SD              P             PU             Al                     5.079           114         185000
36834323      SD              P             PU             Al                     5.478           114         280000
36834687      SD              P             PU             Al                     6.813           114         225000
36834794      SD              P             PU             Al                     6.208           114         117420
36835668      SD              P             PU             Al                     5.003           114         315000
36836989      SD              P             PU             Al                     5.228           114         215950
36837276      SD              P             RN             Al                      6.75           114         173373
36837359      SD              P             PU             Al                     5.689           114         152475
36838019      SD              P             PU             Al                     5.713           114         267000
36838746      SD              P             PU             Al                     6.425           114         148900
36839355      Co              P             PU             Al                     6.614           114          86200
36839595      SD              P             PU             Al                     4.229           114         175000
36839983      SD              P             RN             Al                     6.247           114         166500
36840973      SD              P             PU             Al                     5.728           114         319000
36842433      SD              P             PU             Al                     6.864           114          92800
36842714      Pu              P             PU             Al                     5.364           114         285000
36842722      SD              P             PU             Al                     5.999           114         170000
36842961      Pu              P             PU             Al                      6.75           114         320000
36843449      SD              P             RN             Al                     6.319           114         153000
36843480      SD              P             PU             Al                     5.114           114         173900
36844298      Co              P             PU             Al                     6.208           114         136000
36844561      SD              P             RN             Al                     5.689           114         166000
36844579      SD              P             PU             Al                     5.614           114         178900
36845030      Pu              P             PU             Al                     5.114           114         162000
36845766      SD              P             PU             Al                     6.228           114         125000
36846731      SD              P             PU             Al                     5.364           114         178000
36846897      SD              P             PU             Al                     6.142           114         132050
36847960      SD              P             PU             Al                     5.333           114         255000
36848075      SD              P             PU             Al                     6.058           114         160000
36848166      Co              P             PU             Al                     6.218           114         175000
36849974      SD              P             PU             Al                     4.964           114         130000
36850303      SD              P             RN             Al                     6.374           114      140672.39
36851798      SD              P             PU             Al                     5.114           114         259000
36853018      SD              P             PU             Al                     6.213           114          83000
36853455      Pu              P             PU             Al                     6.364           114         259000
36853554      Co              P             PU             Al                     5.964           114         305000
36854024      Pu              P             PU             Al                     4.864           114         215000
36854065      SD              P             PU             Al                     7.025           114         200000
36854438      SD              P             RN             Al                     6.164           114         135250
36858314      SD              P             PU             Al                     4.464           114         215000
36860823      SD              P             PU             Al                     6.464           114          40000
36866721      Pu              P             PU             Al                     6.189           114         182875
36867091      SD              P             PU             Al                     6.339           114          76950
36867364      SD              P             PU             Al                     5.839           114         171000
36875243      SD              P             PU             Al                     5.364           114          99000
36875540      SD              P             PU             Al                     6.614           114         280000
1101001566    2-              I             RC             Al                         7           204         197000
1101001751    Co              P             PU             Al                         4           107         195000
1101001797    Co              I             PU             Al                     5.875          1203         152000
1101001862    SD              I             PU             Al                       5.5          1203          76500
1101001939    SD              P             PU             Al                      6.75          1203         322700
1101001944    SD              P             RC             Al                      5.75          1203         300000
1101001957    SD              P             PU             Al                     6.875          1203         205100
1101001996    SD              P             RN             Al                       6.5           204         217000
1101002009    SD              P             RC             Su                      7.35          1203          80000
1101002015    SD              P             PU             Al                     6.875           107         296910
1101002054    2-              P             RC             Al                      6.75           204         246000
1101002061    SD              I             PU             Al                      5.75           204         164000
1102000515    2-              P             PU             Al                      6.75          1203         332500
1102000554    Pu              I             RC             Al                     6.875          1203         142200
1102000568    SD              P             RC             Al                     5.875          1203         187000
1102000574    SA              P             RC             Al                     6.875          1203         315000
1102000577    Co              P             PU             Al                      7.25           130          44650
1102000587    Pu              P             RC             Al                     6.375          1203         190000
1102000621    SD              P             RN             Al                     4.875           130         141000
1102000622    SD              P             RN             Al                     4.625           204         247000
1102000666    SD              I             RC             Al                     6.875           204         243000
1104000051    SA              P             PU             Al                         7          1203          42275
1104000131    SA              P             PU             Al                     6.875          1203          61655
1104000142    Co              P             RC             Al                     7.375          1203          75000
1104000172    Co              P             PU             Al                      5.75          1203         268000
1104000184    Pu              I             PU             Al                      5.25           130         128900
1104000203    SD              P             PU             Al                         5           130         300000
1104000219    SD              I             PU             Al                     4.625           130         376926
1104000237    SA              P             PU             Al                       7.5           204          61200
1104000240    SD              I             PU             Al                       6.5           204          81000
1104000284    2-              I             RC             Al                       6.5           204         160000
1104000285    2-              I             RC             Al                       6.5           204         160000
1105000567    SD              P             PU             Al                     5.875          1203         114900
1105000605    SD              P             RN             Al                      6.25          1203         342400
1105000639    SD              P             RC             Al                      7.25          1203         220000
1105000706    Co              P             PU             Al                     6.875          1203          95000
1105000707    SD              P             RN             Al                      6.75          1203         115000
1105000724    SA              P             RC             Al                     6.625          1203         218400
1105000764    Co              P             RC             Su                      7.25          1203         240000
1105000779    SD              P             PU             Al                     6.625          1203         297450
1105000792    2-              I             PU             Al                      6.75          1203         157500
1105000827    SD              P             RC             Su                      8.95          1203         165000
1105000859    Co              P             PU             Al                     5.875           204         495000
1105000860    SD              P             RC             Su                      7.99          1203         360000
1105000866    2-              P             PU             Su                      8.35          1203         114000
1105000869    SD              P             RC             Su                      6.45          1203         340000
1105000896    SD              P             PU             Al                      5.25           130         603500
1105000900    SD              P             RC             Su                      6.99           107         360000
1105000910    SD              S             RC             Al                     6.875           204         210000
1105000914    SD              S             RN             Al                     5.625           107         302000
1105100066    SD              P             PU             Su                      6.95          1203         189400
1105100297    SD              P             RC             Su                      8.95          1203         176400
1105100318    SD              P             RC             Su                       6.7          1203         170000
1105100376    2-              P             RC             Su                      7.65          1203         159000
1105100412    SD              P             RC             Su                       5.9          1203         112000
1105100456    SD              P             RC             Su                       7.1          1203         190000
1105100473    SD              P             PU             Al                         7           107         167200
1105100486    SD              P             PU             Su                       8.2          1203         216000
1105100509    SD              P             PU             Su                      8.25          1203         275500
1105100616    SD              P             PU             Al                      6.75          1203         209000
1105100666    SD              P             PU             Su                      6.95          1203          70857
1105100675    2-              P             PU             Su                       9.6          1203         180000
1105100753    SD              P             RC             Su                       7.3          1203         280000
1105100791    Co              P             PU             Al                      6.75          1203         135232
1105100824    SD              P             RN             Al                     7.375          1203         145000
1105100860    SD              S             PU             Su                      7.25          1203         128000
1105100877    2-              P             RC             Su                       7.1          1203          67200
1105100917    SD              P             RC             Al                     6.375          1203         292000
1105100922    2-              I             PU             Su                      8.05          1203         112500
1105100959    SD              P             RN             Su                       7.7           204         141290
1105100973    SD              I             RC             Su                       8.1          1203         109600
1105100984    2-              P             RC             Al                      6.25          1203         349000
1105100989    2-              P             RC             Su                      8.25          1203         122500
1105101000    SD              P             RC             Su                      6.99           204         272000
1105101003    SD              P             RC             Su                       5.7          1203         200000
1105101016    SD              P             PU             Su                       6.5           107         385200
1105101017    SD              P             RC             Al                       6.5          1203         112000
1105101020    Co              P             RC             Al                      6.75          1203         146800
1105101021    SD              P             RC             Al                     6.125          1203         244500
1105101032    SD              P             PU             Su                       7.5          1203         243270
1105101041    2-              P             RC             Al                       6.5          1203         173000
1105101062    Co              P             RC             Su                      7.45          1203         105300
1105101064    SD              S             RC             Al                         7           130        1190000
1105101074    Co              P             RC             Su                     5.875           204         140000
1105101094    Co              P             RC             Su                       6.9          1203         274000
1105101109    SD              P             PU             Su                      7.99          1203         171000
1105101122    SD              P             RC             Su                      7.95          1203         120000
1105101129    SD              P             RN             Al                     5.875          1203         130000
1105101180    SD              P             PU             Su                      7.45          1203         122500
1105101201    2-              P             PU             Su                      7.45          1203         203915
1105101207    SD              P             PU             Su                       9.3           107         191050
1105101215    Pu              P             RC             Su                      8.65          1203         182700
1105101225    SD              P             RC             Su                       8.6          1203         300000
1105101230    SD              P             RC             Su                       7.7          1203         400000
1105101233    SD              P             PU             Su                       6.7          1203         312550
1105101236    SD              P             PU             Su                      7.35          1203         240000
1105101257    SD              P             RC             Su                       7.7          1203         120000
1105101258    2-              P             RC             Su                       7.7          1203         310000
1105101259    2-              I             PU             Su                       7.4           204          72000
1105101268    2-              P             PU             Su                       7.3          1203         292500
1105101276    SD              P             RC             Su                       6.5          1203         235000
1105101277    SD              P             RC             Su                       7.7          1203         121600
1105101282    2-              P             PU             Su                      6.95          1203         387600
1105101286    2-              P             RC             Su                       6.9          1203         178000
1105101289    SD              P             PU             Al                      8.25           130         380000
1105101294    2-              I             RC             Su                      7.99          1203         139500
1105101302    SD              P             RC             Su                       6.9          1203         141500
1105101303    2-              P             RC             Su                       8.7          1203         100000
1105101304    SD              P             RC             Su                      7.45          1203         216500
1105101305    SD              P             RC             Su                      8.45          1203         243000
1105101319    SD              P             RC             Su                      7.35          1203         290000
1105101346    2-              P             RC             Su                      8.05          1203         265500
1105101347    SD              P             RC             Su                      6.95          1203         293250
1105101353    2-              P             RC             Su                      6.15          1203         320000
1105101355    SD              P             RC             Su                       7.1          1203         353000
1105101357    SD              P             PU             Su                      7.95          1203          90000
1105101359    SD              P             PU             Su                      7.45          1203         208000
1105101365    Co              P             RC             Su                      7.35          1203         239700
1105101366    Co              P             PU             Su                       8.8          1203          63175
1105101371    SD              P             RC             Su                       7.5          1203         230350
1105101373    SD              P             RC             Su                      8.05          1203         288000
1105101374    SD              P             RC             Su                       6.9          1203         139000
1105101376    SD              P             RC             Su                      10.2          1203         130000
1105101382    2-              P             PU             Su                     7.825          1203         315000
1105101384    SD              P             RN             Su                       8.9          1203         182750
1105101388    SD              P             RC             Su                      7.45          1203         200000
1105101389    SD              P             RC             Su                      7.65          1203         127500
1105101391    Co              P             RC             Su                      7.65          1203         132600
1105101392    SD              P             RC             Su                      6.45          1203         265000
1105101395    Pu              P             PU             Su                       8.2          1203          69300
1105101398    SD              P             PU             Su                       7.4          1203         191250
1105101404    SD              P             RN             Su                      7.45          1203         202400
1105101405    SD              P             RC             Su                       6.1          1203         210000
1105101409    Pu              P             PU             Al                     6.625          1203         310650
1105101410    SD              P             RC             Su                      7.45          1203         210000
1105101413    SD              P             RC             Su                      6.65          1203         117600
1105101415    SD              P             RC             Su                      5.95          1203         255000
1105101418    SD              P             RC             Su                     8.575          1203          65000
1105101424    2-              I             PU             Su                      7.15           204         221600
1105101425    2-              P             RC             Su                      7.95          1203         171275
1105101426    SD              P             RC             Su                      7.45          1203         220000
1105101427    SD              P             RC             Su                       6.6          1203         158900
1105101431    SD              P             RC             Su                      7.25          1203         360000
1105101434    2-              P             RC             Su                       8.7          1203         333000
1105101445    2-              I             RN             Al                         8           204         245600
1105101450    SD              P             RC             Su                       6.3          1203         270000
1105101460    SD              P             PU             Al                     5.875          1203         509600
1105101470    SD              P             RC             Al                      6.75           130          89000
1105101478    Pu              P             PU             Su                       8.5          1203         104405
1105101479    2-              I             PU             Su                       8.7          1203          97200
1105101482    2-              I             RC             Su                      8.15           107         130000
1105101484    2-              P             PU             Su                      8.75           204         396000
1105101489    SD              P             RC             Su                      8.45          1203         176250
1105101491    2-              I             PU             Su                       8.2          1203         169600
1105101493    2-              I             PU             Su                       7.8          1203          81900
1105101498    SD              I             PU             Su                       8.9           107         300000
1105101507    2-              P             PU             Su                      7.75           107         347700
1105101509    SD              I             RC             Su                       8.7          1203         321750
1105101518    SD              P             RC             Su                      7.65           107         399200
1105101527    2-              I             RC             Su                      9.75          1203         164000
1105101538    SD              I             PU             Su                      7.95           204         108500
1105101542    2-              P             RC             Su                      6.95           107         272700
1105101546    SD              P             RC             Su                      6.99          1203         308750
1105101547    SD              P             RN             Su                       6.4          1203         270350
1105101551    2-              P             PU             Su                       7.7           107         108000
1105101565    SD              P             PU             Su                     7.675          1203         434700
1105101572    SD              P             RN             Su                      7.05           107         190800
1105101581    SD              P             PU             Su                       7.5          1203         145350
1105101585    2-              I             RC             Su                       6.4           107         204000
1105101590    SD              P             PU             Su                      6.95          1203         105600
1105101600    2-              I             RC             Su                      7.99           107          54000
1105101601    2-              I             RC             Su                      7.99           107          54000
1105101605    SD              P             PU             Su                     7.875           107          71920
1105101617    SD              P             PU             Su                       8.2           107         128000
1105101620    SD              P             RC             Su                      8.45           204          80000
1105101625    SD              P             RN             Su                       6.9           204         149200
1105101630    SD              P             PU             Al                     8.125           204         266000
1105101642    SD              P             PU             Su                      8.45           107         112000
1105101644    Pu              P             PU             Su                      8.05           107         114300
1105101659    SD              P             RC             Su                      8.95           204         140000
1105101665    SD              P             RC             Su                      7.35           204          89600
1105101669    2-              P             RC             Al                       8.5           107          80000
1105101675    SD              P             RN             Su                       7.9           204          57200
1105101678    SD              P             PU             Su                      7.45           204         276000
1105101681    SD              P             PU             Su                       6.9           107         232000
1105101686    SD              P             PU             Su                      7.95           107          99750
1105101693    2-              P             RN             Su                      6.65           204         202000
1105101699    2-              P             PU             Su                       5.9           204         200000
1105101704    SD              P             PU             Al                      6.75           204          80000
1105101707    SD              P             PU             Su                      6.15           107         280000
1105101741    SD              P             RC             Su                      6.95           204         157500
1105101742    2-              I             PU             Su                      6.85           204          72800
1105101771    SD              P             RC             Su                      8.25           204          45000
1105101865    Pu              P             PU             Su                      7.25           204         143196
1106000061    SD              P             RN             Al                       5.5          1203         610000
1106000160    SD              P             PU             Al                       4.5           107         320000
1106000163    SD              P             RN             Al                     4.375          1203         264000
1106000172    SD              P             PU             Al                     5.125          1203         400000
1106000178    SD              P             PU             Al                     5.625          1203         609600
1108000233    SD              P             RC             Al                     6.625          1203          80000
1111000007    SD              P             RN             Al                       5.5          1203         383500
1112000106    SD              P             PU             Al                     6.875          1203         185250
1112000117    Co              P             PU             Al                      6.25          1203         180800
1112000124    SD              P             PU             Al                     5.375          1203         182400
1112000132    SD              P             PU             Su                       7.1          1203         260100
1112000152    Co              P             PU             Al                     6.125          1203          91800
1112000157    SD              P             PU             Al                     5.625          1203         256000
1112000175    SD              P             RC             Su                      6.35          1203         195000
1112000183    SD              P             RC             Su                      5.85           204         169000
1113000027    Pu              P             PU             Al                       5.5          1203         190650
1113000036    SD              P             PU             Al                       6.5          1203         415000
1113000038    SD              P             RC             Al                     6.625          1203         228700
1113000043    SD              P             PU             Al                      4.75           130         750000
1113000052    SD              P             PU             Al                     6.625          1203         450000
1301001107    Pu              P             RC             Al                     5.625          1203         440050
1301001146    SD              P             PU             Al                     7.875          1203          64800
1301001190    Co              P             PU             Su                     8.925          1203         140250
1301001199    SD              P             PU             Al                       6.5           204         123600
1301001204    SD              I             PU             Al                       6.5           107         106400
1301001207    SD              P             PU             Al                     6.125           107         252000
1301001209    SD              I             PU             Al                     5.875           130         262500
1301001210    Pu              P             PU             Al                       6.5           204         294500
1301001216    SD              I             PU             Al                         7           204          92000
1301001220    Pu              P             PU             Al                     6.125           204         224000
1302001094    SD              P             RC             Al                      6.75          1203         248000
1302001165    SD              P             PU             Al                     6.875          1203         112100
1302001183    SD              P             PU             Al                     6.375          1203          92800
1302001190    Pu              P             PU             Al                      6.75          1203          79800
1302001198    SD              P             RC             Al                       7.5          1203          88800
1302001199    SD              I             PU             Al                      7.25          1203         109400
1302001210    Pu              P             PU             Al                       6.5           107         119920
1302001211    SD              P             PU             Al                     5.375           204         216600
1302001214    SD              P             PU             Al                     6.875           107          61250
1303000759    Pu              P             PU             Al                       5.5           107         139200
1303000980    SD              P             RN             Al                      5.75          1203         490000
1303001034    Pu              P             PU             Al                     7.375          1203         155800
1303001084    SD              P             PU             Al                      4.75          1203         211000
1303001122    Co              P             PU             Al                      5.75          1203         215500
1303001141    SD              P             RC             Al                         7          1203         800000
1303001157    SD              I             RC             Su                      7.35          1203          53300
1303001158    Pu              P             RN             Al                       6.5          1203         222700
1303001159    SD              S             PU             Al                     7.375           107         424000
1303001161    SD              I             PU             Al                       6.5          1203         236000
1303001164    SD              P             RC             Su                       7.8           204         212800
1303001168    Co              I             RC             Al                       5.5          1203         220000
1303001180    Co              I             PU             Al                         6           107          73950
1303001184    SD              P             PU             Al                       5.5           107         396000
1303001188    Co              I             PU             Al                         6           107         224000
1303001220    SD              P             RC             Al                      5.25           204         123500
1303001235    Pu              P             RC             Al                       6.5           204         319000
1304003078    SD              P             PU             Al                     3.875          1203         116720
1304003109    SD              P             RN             Al                       5.5          1203         448700
1304003287    Pu              P             PU             Al                      5.25          1203         499050
1304003338    SD              P             PU             Al                      6.75          1203         134900
1304003493    Pu              P             RN             Al                         5          1203         197600
1304003519    SD              P             PU             Al                       5.5          1203         180215
1304003538    Pu              P             RN             Al                     5.375          1203         133300
1304003566    SD              S             RN             Al                     5.875          1203         150000
1304003617    SD              P             PU             Al                         6           204         146205
1304003625    SD              I             PU             Al                       5.5          1203          96900
1304003626    SD              I             PU             Al                     6.625          1203         123400
1304003633    SD              P             PU             Al                      6.75          1203         114950
1304003646    SA              P             PU             Al                       5.5          1203         100700
1304003654    SD              I             PU             Al                     6.625          1203          82400
1304003657    SD              P             PU             Al                     5.625           204         184800
1304003662    Pu              I             PU             Al                       5.5          1203         171000
1304003685    SD              P             RC             Al                      5.75          1203         120000
1304003692    SD              I             PU             Al                         5          1203         199500
1304003711    SD              P             RN             Al                      5.25          1203         135000
1304003719    SD              P             RN             Al                     6.875          1203         102250
1304003745    SD              P             PU             Al                     4.875           107         117700
1304003761    SD              P             RC             Al                         6          1203         397600
1304003784    Pu              P             PU             Al                      4.75           107         199909
1304003787    Pu              P             PU             Al                       6.5          1203         145934
1304003804    SD              P             RC             Al                      4.25           107         221000
1304003808    SD              P             PU             Al                      6.25           107         204000
1304003823    SD              I             PU             Al                       6.5          1203         106400
1304003834    SD              P             RC             Al                     4.625           107         166400
1304003852    Pu              P             PU             Al                     6.875           107         223724
1304003868    Pu              P             PU             Al                      5.25          1203         463500
1304003882    Pu              I             PU             Al                      5.25           107         133000
1304003883    SD              P             PU             Su                       6.8           107          81600
1304003892    Pu              P             PU             Su                      6.95           107         349600
1304003900    SD              I             RC             Al                       6.5           107          79760
1304003930    SD              S             PU             Al                       5.5           204          99200
1304003941    SD              I             PU             Al                      5.25           107         124000
1304003943    Pu              I             PU             Al                      6.75           204          90000
1304003950    SD              I             RC             Al                     6.125           130          98400
1304003961    SD              I             RN             Al                       6.5           204          81000
1304003963    SD              I             PU             Al                      6.25           204          89550
1304003972    SD              P             PU             Al                     4.375           204         142812
1304003987    SD              P             RN             Al                      5.25           204         127800
1304003990    Pu              S             PU             Al                         5           204         236000
1304004034    Pu              P             PU             Al                      4.75           204         161120
1308000957    SD              I             PU             Al                      6.75          1203         113950
1308000960    SD              I             PU             Al                      6.75          1203         116840
1308001146    SD              P             PU             Al                      6.25          1203         100100
1308001235    SD              P             PU             Al                     6.875          1203         132250
1308001411    SD              I             RC             Al                         7          1203         104800
1308001416    SD              I             RC             Al                         7          1203         104800
1308001493    Pu              I             PU             Al                      6.25          1203         108350
1308001494    Pu              P             PU             Al                      6.75          1203         118000
1308001609    Pu              P             PU             Al                     6.625          1203         170910
1308001621    Pu              P             PU             Al                       5.5           130         149200
1308001625    Pu              I             PU             Al                      5.25          1203         176000
1308001652    Pu              P             PU             Al                     5.625           107         148640
1308001655    Pu              P             PU             Al                     5.625           107         154800
1308001656    SD              I             PU             Al                     6.125          1203         105300
1308001691    Pu              P             PU             Al                       5.5           107         205500
1308001694    Pu              P             PU             Al                      4.75           204          84490
1308001698    SD              P             PU             Al                         5           130         148000
1308001701    SD              I             PU             Al                     7.125           130          70300
1308001726    SD              I             RN             Al                     5.125           107         183200
1308001796    SD              I             PU             Al                       6.5           204          84160
1308001812    2-              I             RC             Al                      5.25           204         100000
1308001826    Pu              P             PU             Al                      4.75           204         207100
1309002238    Pu              P             PU             Al                     4.125           107         213300
1309002732    Pu              P             PU             Al                      4.75           204         189355
1309002742    Pu              P             PU             Al                      6.25           204         147768
1309002766    Pu              I             PU             Al                      7.25          1203          90015
1309002804    Pu              P             PU             Al                     6.875          1203         115330
1309002869    Pu              P             PU             Al                      6.25          1203         223155
1309002877    Pu              P             PU             Al                     6.125          1203         350320
1309002900    SD              I             PU             Al                     6.625          1203         102600
1309002906    SD              P             RN             Al                     6.625          1203         133000
1309002921    Co              P             PU             Al                         6          1203         124000
1309002960    Pu              P             PU             Al                     6.875          1203         136439
1309002999    SD              P             PU             Al                     5.875          1203         428000
1309003025    Pu              P             PU             Al                       5.5          1203          92720
1309003035    SD              P             PU             Al                         6          1203         636000
1309003036    Pu              P             PU             Al                       4.5           130         132804
1309003037    SD              P             RC             Al                     5.625          1203         166500
1309003066    SD              P             RC             Al                       7.5          1203         148000
1309003071    Pu              P             RC             Al                     6.625          1203         344000
1309003117    SD              I             RN             Al                     6.875          1203          83130
1309003118    Pu              P             PU             Al                     6.875           130         199450
1309003138    Pu              P             PU             Al                     5.375          1203         499999
1309003171    SD              I             PU             Al                     6.375          1203         108960
1309003174    Pu              P             PU             Al                         6          1203         167200
1309003186    SD              P             RN             Al                     6.625           107         158000
1309003232    Pu              P             PU             Al                     5.375          1203         136000
1309003243    SD              P             PU             Al                       6.5          1203         179400
1309003251    SD              P             PU             Al                      4.25          1203         322700
1309003257    Pu              P             PU             Al                      6.25          1203         157840
1309003273    Pu              P             PU             Al                     4.375          1203         196000
1309003315    Pu              P             PU             Al                         5          1203         200000
1309003320    Pu              P             PU             Al                     6.375           107         155843
1309003321    Pu              P             PU             Al                     5.875           107         146320
1309003331    Pu              P             PU             Al                      5.25          1203         206150
1309003334    Pu              P             PU             Al                         6           107          85200
1309003353    Pu              P             RN             Al                      4.75           107         247500
1309003367    SD              P             PU             Al                     6.625           107         158650
1309003369    Pu              P             PU             Al                     6.125           130         121920
1309003380    SD              P             RC             Al                       6.5           107          60000
1309003408    SD              P             PU             Al                     6.375           107         167920
1309003414    SD              P             PU             Al                         6           107          95000
1309003416    Pu              P             PU             Al                         7           107         115805
1309003425    SD              I             PU             Al                      7.75           107          98895
1309003428    SD              P             RC             Al                     5.625           107         192000
1309003437    Pu              I             PU             Al                         6           107         184000
1309003471    Pu              P             PU             Al                       5.5           130         300800
1309003482    SD              P             RC             Al                     4.875           130         340000
1309003483    SD              P             PU             Al                     6.875           107         110105
1309003489    Pu              P             PU             Al                       6.5           130         112590
1309003523    SD              I             PU             Al                      7.25           204          80000
1309003526    SD              P             PU             Al                       4.5           204         179322
1309003532    Pu              P             PU             Al                     6.625           204         163305
1309003537    Pu              P             PU             Al                     6.375           204         100000
1309003541    SD              I             RC             Al                      5.25           204         229400
1309003552    SD              I             PU             Al                      5.25           204          59920
1309003572    SD              P             PU             Al                     6.375           204         227200
1310001997    Pu              S             PU             Al                      6.25          1203         204155
1310002272    SD              P             RN             Al                     4.375          1203         196000
1310002308    SD              P             RN             Al                     5.625          1203         620000
1310002566    Pu              I             PU             Al                       6.5          1203         103930
1310002599    Co              P             PU             Al                       5.5          1203         107350
1310002747    Pu              P             PU             Al                         6          1203         150100
1310002796    Co              P             PU             Al                     5.625          1203         106450
1310002817    Pu              P             PU             Al                     6.875          1203         159000
1310002847    SD              I             PU             Al                       6.5          1203         139555
1310002848    Pu              P             PU             Al                       6.5          1203         151050
1310002951    Pu              P             PU             Al                     5.875          1203         139300
1310003065    Pu              P             RC             Al                       5.5          1203         162400
1310003169    Pu              P             PU             Al                       6.5          1203         141700
1310003237    SD              P             RC             Al                       5.5          1203         367500
1310003269    Pu              P             RC             Al                       5.5          1203         180000
1310003274    Pu              P             PU             Al                       5.5          1203         180500
1310003323    Pu              P             PU             Al                     4.875          1203         199800
1310003327    Pu              P             PU             Al                         7          1203         162250
1310003330    Pu              P             PU             Al                       5.5          1203         181200
1310003340    Co              P             PU             Al                     8.375          1203         172400
1310003370    Pu              I             PU             Al                       5.5          1203         132700
1310003375    Pu              I             PU             Al                     6.875          1203         103930
1310003376    Pu              I             PU             Al                       5.5          1203          92700
1310003378    SD              I             PU             Al                     6.875          1203          57000
1310003384    Pu              P             PU             Al                       6.5          1203         139412
1310003393    Pu              I             PU             Al                       5.5          1203         139200
1310003395    Pu              P             PU             Al                       5.5          1203         432000
1310003397    SD              I             RN             Al                         7          1203         118800
1310003398    SD              P             RN             Al                     6.375          1203         560000
1310003400    SD              I             RN             Al                         7          1203          92500
1310003404    SD              P             PU             Al                         5          1203         201200
1310003409    Pu              P             PU             Al                     4.625           107         158300
1310003412    Co              I             RC             Al                       5.5          1203          68000
1310003414    Pu              P             PU             Al                       5.5          1203         260500
1310003415    Pu              P             PU             Al                     5.625          1203         193900
1310003428    SD              I             PU             Al                         8          1203         121500
1310003440    Pu              S             PU             Al                     6.125           204         154150
1310003445    Pu              P             PU             Al                      6.75          1203         111140
1310003449    SD              I             PU             Al                      5.25          1203          58950
1310003475    SD              P             PU             Al                         6          1203         420000
1310003481    SD              P             RN             Al                     4.875          1203         149000
1310003496    Co              S             RC             Al                     7.625          1203         209000
1310003499    Pu              P             PU             Al                     5.875           107         146750
1310003507    SD              I             PU             Al                         7          1203          79800
1310003508    Pu              P             PU             Al                     5.875          1203         352000
1310003547    SD              I             PU             Al                       5.5          1203         104250
1310003551    SD              I             PU             Al                       5.5          1203         104250
1310003553    Pu              P             PU             Al                       5.5          1203         192280
1310003560    SD              I             RN             Al                     5.875          1203          95200
1310003563    SD              P             RN             Al                         5           107         145500
1310003564    Pu              I             PU             Al                      6.75          1203         150400
1310003566    Pu              P             PU             Al                       6.5          1203         140362
1310003568    Pu              I             PU             Al                      6.75          1203          94500
1310003580    Co              I             RC             Al                      5.25          1203          44800
1310003593    Pu              P             PU             Al                       5.5          1203         182400
1310003623    SA              I             PU             Al                     6.375          1203          93000
1310003631    Pu              I             PU             Al                       6.5          1203         120000
1310003649    Co              I             PU             Al                     5.875          1203         104950
1310003658    SD              I             RN             Al                         7          1203         137600
1310003659    Pu              P             PU             Al                         6          1203         175900
1310003679    Pu              S             PU             Al                       6.5          1203         229200
1310003681    SD              P             RC             Al                      6.75           107         880000
1310003720    2-              P             RC             Al                      6.75           130         329000
1310003722    Pu              S             PU             Al                      5.25          1203         111625
1310003743    Pu              P             PU             Al                     4.875           204        1499150
1310003745    Co              I             PU             Al                         6           107         115350
1310003757    Pu              I             PU             Al                       5.5           204         120300
1310003758    SD              P             RC             Al                     4.875           204         181000
1310003761    Pu              I             RN             Al                      5.25           107         140000
1310003766    Pu              I             PU             Al                      5.25           107          97200
1310003769    SD              P             PU             Al                      4.75           107         303920
1310003770    Pu              I             PU             Al                      5.25           107          97200
1310003771    Pu              I             PU             Al                     7.625           107         184150
1310003772    Pu              I             PU             Al                      5.25           107          91800
1310003788    Co              I             PU             Al                         5           107          93000
1310003789    Co              I             PU             Al                         5           107          90000
1310003794    Pu              I             PU             Al                      5.25           107          78400
1310003800    SD              I             PU             Al                     7.875           204          82800
1310003803    Pu              I             PU             Al                     5.875           107         214029
1310003807    Pu              I             PU             Al                      5.25          1203          88200
1310003810    Pu              I             PU             Al                      5.25           107          88200
1310003811    Pu              I             PU             Al                      5.25           107          88200
1310003815    Pu              I             PU             Al                      5.25           107          88200
1310003816    Pu              I             PU             Al                      5.25           107          88200
1310003824    Co              I             PU             Al                     7.375           107          60000
1310003827    Pu              P             PU             Al                     4.875           107         133050
1310003830    Co              I             PU             Al                         5           107          92800
1310003834    Pu              P             RC             Al                     4.875           130         260000
1310003837    Pu              I             PU             Al                      5.25          1203          88200
1310003838    Pu              I             PU             Al                      5.25           107          78400
1310003870    SD              P             RC             Al                     4.875           130          98500
1310003872    Pu              P             PU             Al                     6.625           107         245700
1310003877    Pu              P             PU             Al                      5.25           107         168150
1310003881    Pu              I             PU             Al                         7           107         110950
1310003885    Pu              I             PU             Al                         7           107         106542
1310003886    Co              P             PU             Al                     6.375           204         108000
1310003900    Pu              P             PU             Al                     5.625           107         142400
1310003908    Pu              P             PU             Al                     5.375           107         181450
1310003911    Pu              P             PU             Al                      4.75           107         152300
1310003921    Pu              P             PU             Al                      6.25           107         146650
1310003924    Pu              P             PU             Al                     4.625           107         128000
1310003928    Pu              P             PU             Al                         6           107         146400
1310003955    SD              I             PU             Al                     5.875           204          85728
1310003965    Pu              P             PU             Al                       6.5           204         153090
1310003967    Pu              P             RN             Al                     5.625           204         172900
1310003968    Pu              P             PU             Al                      5.75           204         134910
1310003984    2-              I             PU             Al                       7.5           204         236000
1310003988    Pu              P             PU             Al                      5.25           204          98780
1310003990    SD              P             RC             Al                       4.5           204         109000
1310003992    Pu              P             PU             Al                       6.5           204         123405
1310003993    Pu              I             PU             Al                      5.25           204          88350
1310003994    2-              I             PU             Al                       7.5           204         236000
1310003996    2-              I             PU             Al                       7.5           204         236000
1310003998    2-              I             PU             Al                       7.5           204         236000
1310004000    Pu              I             PU             Al                      5.25           204          88350
1310004001    Pu              I             PU             Al                      5.25           204          88350
1310004002    Pu              I             PU             Al                      5.25           204          88350
1310004004    SD              P             PU             Al                     4.875           204         682400
1310004016    Pu              I             PU             Al                       5.5           204         148000
1310004034    Pu              I             PU             Al                       5.5           204         152650
1310004045    Pu              I             PU             Al                      5.25           204          88200
1310004046    Pu              I             PU             Al                      5.25           204          88200
1310004048    Pu              I             PU             Al                      5.25           204          88200
1310004050    Pu              I             PU             Al                      5.25           204          88200
1310004062    SD              P             RC             Al                     6.375           204         168000
1310004063    SD              P             PU             Al                         7           204         177555
1310004080    Pu              I             PU             Al                      5.75           204          97280
1310004088    SD              I             PU             Al                     5.625           204         177650
1310004098    Pu              P             PU             Al                       5.5           204         383920
1310100580    Pu              P             PU             Al                         6           204         120787
1310100595    SD              I             RC             Al                      7.25           204         149600
1311001944    Pu              P             PU             Al                      5.75           107         182600
1311001970    SD              I             RN             Al                      6.75          1203          86450
1311002070    SD              P             PU             Al                     7.375          1203          80000
1311002085    SD              P             PU             Al                     5.375          1203         115600
1311002096    SD              P             RN             Al                       5.5          1203         147300
1311002103    SD              P             PU             Su                      7.85          1203         165298
1311002105    SD              I             PU             Al                      6.75          1203          99750
1311002106    SA              S             PU             Al                       5.5          1203         214000
1311002109    SA              S             PU             Al                       5.5          1203         214000
1311002113    SD              P             PU             Al                     6.625          1203         168150
1311002131    SD              P             PU             Al                      6.75          1203         166250
1311002132    SD              P             RC             Al                       7.5          1203         154800
1311002165    SD              P             PU             Al                       5.5          1203         119900
1311002171    SD              I             PU             Al                     6.875           107          94050
1311002174    SD              P             PU             Al                      6.75          1203          51200
1311002181    SD              P             PU             Al                         6           107         138000
1311002189    Pu              I             PU             Al                       6.5           107         113900
1311002198    Pu              P             PU             Al                     6.125          1203         161900
1311002199    Pu              P             PU             Al                      7.25          1203         150860
1311002233    SD              P             PU             Al                      6.25           107         172900
1311002246    SD              P             RC             Al                     4.875           107         215000
1311002251    SD              P             RN             Al                     5.375           107         174800
1311002262    Pu              P             PU             Al                     6.125           204         124000
1311002290    SD              I             PU             Al                      5.25           204          81000
1311002303    Pu              P             PU             Al                     4.875           204         245000
1311002311    Pu              P             RC             Al                      6.75           204         240800
1312001122    Pu              P             RN             Al                      5.25          1203         873800
1312001241    Pu              P             PU             Al                         5          1203         206019
1312001313    Pu              P             PU             Al                      5.75          1203         163120
1312001417    Co              P             PU             Al                     5.125          1203         370000
1312001418    SD              P             PU             Al                       5.5          1203         165600
1312001427    SD              P             RC             Al                         6          1203         164400
1312001460    Pu              P             PU             Al                      5.25          1203         648000
1312001470    Co              P             RC             Al                      6.25          1203         650000
1312001500    SD              P             PU             Al                     6.875          1203         145800
1312001512    Pu              I             PU             Al                     6.875          1203         172805
1312001515    SD              P             RC             Su                      7.35          1203         230800
1312001521    Pu              P             PU             Al                         6           204         164640
1312001554    SD              P             PU             Al                      5.25           107         429900
1312001571    SD              P             RN             Al                      5.25           204         440000
1312001594    SD              S             PU             Al                     6.625           204         166250
1312001600    Pu              P             PU             Al                     6.125           107         132900
1312001605    SD              P             RC             Al                         5           204        1440000
1312001606    Pu              P             PU             Al                         6           130         163700
1312001617    Pu              I             PU             Al                      5.25           130         316000
1312001622    Co              P             PU             Al                      6.25           204         206125
1312001625    SD              P             RN             Al                      5.25           204        1465000
1312001634    2-              I             RC             Al                         6           204         136000
1312001637    2-              I             RC             Al                         6           204         136000
1313000212    Pu              P             PU             Al                     5.375          1203         229199
1313000426    SD              P             RC             Al                     4.875          1203         174000
1313000541    Pu              P             RN             Al                     6.375          1203         112500
1313000556    SD              P             PU             Al                       5.5          1203         206150
1313000673    SD              P             PU             Al                     7.375          1203         135400
1313000674    SD              S             RN             Al                       5.5          1203         588542
1313000688    SD              I             RN             Al                       6.5          1203         120000
1313000690    SD              I             RN             Al                       6.5          1203          92800
1313000692    SD              I             RN             Al                       6.5          1203          93600
1313000695    SD              P             PU             Al                     7.375          1203         140600
1313000714    Pu              P             PU             Al                     6.375          1203         183920
1313000737    Pu              P             PU             Al                     5.375          1203         103900
1313000741    Pu              P             PU             Al                       5.5          1203         229900
1313000742    SD              I             PU             Al                     6.375          1203          84600
1313000778    SD              P             RC             Al                       7.5          1203         234000
1313000805    SD              I             PU             Al                     5.625          1203          80845
1313000807    SD              I             PU             Al                      6.75          1203          47200
1313000819    SD              P             RC             Al                     4.375          1203         399000
1313000823    SD              S             PU             Al                      5.75           107         114000
1313000826    SD              P             PU             Al                     6.125           107         186320
1313000838    SD              I             PU             Al                     6.875          1203          93432
1313000872    Pu              P             PU             Al                     6.625           107         225200
1313000875    SD              P             PU             Al                      5.25           107         149050
1313000878    SD              I             PU             Al                      5.25           107         119750
1313000898    SD              P             RC             Al                       6.5           107         240000
1313000906    SD              P             PU             Al                     6.625           130         103920
1313000915    Pu              P             RC             Al                         6           130         361000
1313000925    SA              P             PU             Al                      5.25           204         167879
1313000930    SD              P             RC             Al                      5.25           204         202350
1313000968    Pu              P             PU             Al                     4.375           204         258000
1313000974    SD              P             RC             Al                       4.5           204         152000
1313000975    Pu              P             PU             Al                      6.25           204         188400
1313000984    SD              I             PU             Al                       5.5           204          81200
1313001002    SD              P             PU             Al                     5.375           204         118800
1315000008    SD              P             RN             Al                     5.625          1203         550000
1315000160    Pu              P             PU             Al                     6.125          1203         412500
1315000380    SD              P             RC             Al                      7.25          1203         225000
1315000405    SD              P             RC             Su                       6.5          1203         220000
1315000457    SD              P             RC             Al                     4.875          1203         100000
1315000465    SD              P             RN             Al                      5.25          1203         166600
1315000484    Pu              P             PU             Al                       5.5          1203         161750
1315000504    SD              P             PU             Al                       5.5          1203         156000
1315000512    SD              P             PU             Al                      5.75          1203         319200
1315000516    SD              P             PU             Al                     5.625          1203         168000
1315000530    SD              P             PU             Al                     6.375          1203         142400
1315000534    Pu              I             PU             Al                     6.125          1203         147150
1315000536    Pu              P             PU             Al                     5.875          1203         443850
1315000540    SD              P             PU             Al                      5.25          1203         145800
1315000550    SD              P             RN             Al                       5.5          1203        2000000
1315000552    SD              P             PU             Al                      5.75          1203         523200
1315000554    SD              P             RC             Al                         6          1203         189600
1315000556    Pu              P             PU             Al                     5.375          1203         186950
1315000567    SD              P             PU             Al                         6          1203         236000
1315000583    SD              I             PU             Al                         7          1203          69000
1315000587    Co              P             PU             Al                     6.625          1203         135900
1315000588    Co              P             PU             Al                     5.125           107         138300
1315000593    Co              P             PU             Al                     5.375          1203         140200
1315000594    2-              I             PU             Al                         7          1203         240300
1315000595    2-              I             PU             Al                         7          1203         240300
1315000640    SD              P             PU             Al                      5.25           130         204250
1315000641    Co              P             PU             Al                      5.25          1203         248200
1315000650    Pu              P             PU             Al                     4.875           107         327200
1315000664    Pu              P             PU             Al                     5.375           107         249300
1315000686    SD              P             PU             Al                     5.875           204         430000
1315000711    Pu              P             PU             Al                     5.375           204         384950
1316000075    SD              P             PU             Al                     6.625          1203          75000
1316000101    SD              P             PU             Al                       5.5          1203         126000
1316000113    SD              P             PU             Al                       5.5          1203         100000
1316000131    SD              S             PU             Al                     6.125          1203         108000
1316000152    SD              P             RC             Al                     4.625           107         323000
1316000156    SD              P             RC             Al                      6.75           107          90000
1316000165    SD              P             RC             Al                         7           107         136800
1316000202    Co              I             PU             Al                     6.125           204         115900
1317000011    SD              P             PU             Al                      6.75           107          84075
1317000013    Pu              P             PU             Al                       5.5          1203         106350
1319000001    SD              P             PU             Al                         5           130         200000
1319000002    Pu              S             PU             Al                     5.125           130         204000
1321000001    SD              P             PU             Al                      6.25          1203         105000
1321000005    Pu              P             PU             Al                      6.75          1203          64600
1321000010    SD              P             PU             Al                     6.375           130         251750
1501103507    Pu              P             RN             Al                     5.875          1203         535000
1501103528    SD              P             RC             Al                       5.5          1203          62600
1501103576    SD              P             RN             Al                      5.75          1203         490000
1501104290    SD              S             RC             Al                     6.375          1203          94400
1501105050    SD              P             RN             Al                     5.625          1203         552000
1501105434    SD              S             PU             Al                     8.375          1203         363000
1501105581    Pu              P             RN             Al                      5.25          1203         404000
1501105594    2-              I             PU             Al                         7          1203          45000
1501105717    SD              P             RC             Al                       7.5          1203          64000
1501105787    SD              P             PU             Al                       7.5          1203         160110
1501105799    SD              I             PU             Al                       8.5          1203          50000
1501105808    SD              I             PU             Al                       8.5          1203          56000
1501105861    SD              P             RC             Al                     5.875          1203         480000
1501105897    SD              P             PU             Al                     6.875          1203          99750
1501105952    Pu              P             PU             Al                     5.875          1203         436635
1501106046    Co              P             PU             Al                     7.875          1203          42750
1501106050    2-              I             RC             Al                       7.5           107         243000
1501106082    SD              I             PU             Al                         7          1203          49875
1501106101    2-              P             RN             Al                         6          1203         160000
1501106110    Co              P             RC             Su                       5.7          1203         248000
1501106139    SD              I             PU             Al                     8.875          1203         112500
1501106175    SD              I             RC             Al                         8           107         124000
1501106243    SD              I             RC             Al                         8           107         112800
1501106314    2-              I             RN             Al                     5.375          1203         133500
1501106315    2-              I             RN             Al                     5.375          1203         133500
1501106340    SD              P             PU             Al                     8.875           107          77400
1501106371    SD              P             PU             Al                       6.5          1203          84389
1501106403    SD              P             RC             Al                     6.875           107          52000
1501106416    SD              P             RC             Al                       6.5           107         160650
1501106538    SD              P             RC             Al                      4.75           204         623000
1501106551    SD              P             RN             Al                     5.875           130          79200
1501106553    SD              P             PU             Al                     4.625           130         262400
1501106580    Co              P             RC             Al                     7.125           204         108800
1501106615    SD              I             RC             Al                      7.25           130          70000
1501106619    SD              P             PU             Al                      4.75           130         148000
1501106624    SD              I             RN             Al                       5.5           204          84000
1501106628    Pu              I             PU             Al                      6.75           204         178500
1501106636    Pu              P             PU             Al                      5.25           130         167000
1501106649    Pu              P             PU             Al                         7           204         244150
1501106652    SD              S             RN             Al                      5.25           130         113100
1501106664    SD              P             RC             Al                       6.5           204         495000
1501106667    Pu              P             PU             Al                     4.875           204          90836
1501106720    Pu              P             PU             Al                     5.125           204         383200
1501106763    SD              P             PU             Al                       6.5           204         118000
1501106790    SD              P             PU             Al                       6.5           204         137650
1701101581    Pu              P             PU             Al                       5.5          1203         770775
1701101725    SD              P             RN             Al                     5.125          1203         431000
1701101857    SD              P             RN             Al                     5.875          1203         467000
1701102047    SD              P             RN             Al                      5.75          1203         415500
1701102154    Pu              P             RC             Al                       5.5          1203         860000
1701102187    SD              P             RC             Al                     3.625          1203        1000000
1701102207    Pu              P             RN             Al                     5.875          1203         419500
1701102241    Pu              P             RN             Al                     6.125          1203         458000
1701102610    SD              P             RN             Al                     5.875          1203        1000000
1701102664    SD              S             PU             Al                      4.75          1203         166250
1701102721    SD              P             RC             Al                     5.875          1203         442000
1701102807    SD              P             RC             Al                       4.5          1203         300000
1701102831    SD              I             RC             Al                         7          1203         171000
1701102854    2-              I             PU             Al                      4.75          1203         332500
1701102865    Co              I             PU             Al                         6          1203         285000
1701102867    2-              P             RC             Al                     4.875          1203         506000
1701102872    SD              P             RC             Al                      4.75          1203         213500
1701102908    SD              P             PU             Al                      5.25          1203         486800
1701102936    Co              I             RC             Al                       5.5          1203         133000
1701102937    Pu              I             RC             Al                       5.5          1203         177000
1701102938    Pu              P             RC             Al                       6.5          1203         240000
1701102963    2-              P             PU             Al                     6.125          1203         729600
1701102967    Pu              P             PU             Al                         6          1203         999950
1701102970    SD              P             RC             Al                     6.875           130         254000
1701102972    2-              I             PU             Al                       6.5          1203         105000
1701102980    Co              P             RC             Al                     5.875          1203         384000
1701102987    Pu              P             PU             Al                      5.25          1203         239900
1701102989    SD              P             RN             Al                         7          1203         700000
1701103007    SD              P             RC             Al                      5.25          1203         200250
1701103014    2-              I             RC             Al                     6.125          1203         348000
1701103043    SD              P             RC             Al                         6          1203          82800
1701103046    SD              P             PU             Al                      4.75          1203         119000
1701103055    SD              P             RC             Al                     5.875          1203         594400
1701103057    SD              P             RC             Al                         5          1203         185000
1701103062    Co              P             RN             Al                     5.875          1203         270000
1701103063    Co              P             PU             Al                         5          1203         192500
1701103067    SD              I             PU             Al                     6.125          1203         224000
1701103068    SD              P             RC             Al                         6          1203         216000
1701103072    SD              S             PU             Al                      6.75          1203         184500
1701103076    SD              I             RC             Al                       6.5          1203         479500
1701103078    SD              P             PU             Al                         6          1203         476000
1701103085    Co              P             PU             Al                     4.125          1203         210000
1701103087    SD              P             RN             Al                      6.25          1203         130200
1701103093    SD              P             PU             Al                     6.125          1203         644720
1701103102    Co              P             PU             Al                       5.5          1203         139900
1701103109    SD              P             PU             Al                      6.25          1203         212800
1701103115    Co              P             RC             Al                       5.5          1203         216500
1701103116    SD              P             RC             Al                     6.375          1203         294000
1701103120    SD              P             PU             Al                     4.625          1203         226100
1701103122    SD              P             RN             Al                     5.875          1203         359000
1701103123    SD              P             RC             Al                     5.625          1203         320000
1701103130    SD              I             RC             Al                      6.75          1203         400000
1701103145    2-              P             RC             Al                         6          1203         356250
1701103151    SD              P             PU             Al                       5.5          1203         290800
1701103152    Pu              P             RC             Al                      5.75          1203         212000
1701103160    SD              P             RC             Al                     6.375          1203         152000
1701103175    SD              I             RN             Al                      6.25          1203          91000
1701103176    SD              P             RN             Al                     6.125          1203         648000
1701103177    SD              P             PU             Al                      6.75          1203         120000
1701103178    SD              P             RC             Al                      5.75          1203         140000
1701103181    2-              P             RN             Al                      6.75          1203         762500
1701103201    SD              P             RC             Al                      5.75          1203         340000
1701103202    SD              P             PU             Al                      5.25          1203         462400
1701103211    2-              P             PU             Al                     6.625          1203         252000
1701103216    SD              I             RN             Al                      6.25          1203         107000
1701103217    SD              P             PU             Al                     4.375          1203         171500
1701103221    SD              P             PU             Al                      6.25          1203         420000
1701103225    SD              P             RC             Al                     5.875          1203         272000
1701103226    Co              P             PU             Al                      4.25          1203         344000
1701103231    SD              P             PU             Al                       5.5          1203         294350
1701103236    2-              I             PU             Al                         6          1203         648000
1701103238    Pu              P             PU             Al                      5.25          1203         128100
1701103239    SD              P             RC             Al                     6.125          1203         350000
1701103240    SD              P             PU             Al                     4.125          1203         248000
1701103248    SD              P             RC             Al                       3.5          1203        1000000
1701103254    Co              P             RC             Al                         6          1203         117500
1701103261    Co              P             RC             Al                     6.375          1203         137000
1701103262    Co              P             PU             Al                     5.875          1203         252000
1701103263    Co              I             PU             Al                      4.25          1203         192500
1701103269    SD              P             PU             Al                      6.25          1203         200000
1701103270    2-              I             RC             Al                      6.75          1203         160000
1701103272    Pu              P             RC             Al                     5.875          1203         230000
1701103273    SD              P             RN             Al                       5.5          1203         720000
1701103274    Pu              P             RC             Al                      4.75          1203         218500
1701103279    2-              I             PU             Al                     6.625          1203         373200
1701103283    SD              P             PU             Al                     5.625          1203         268000
1701103285    Pu              P             PU             Al                       5.5          1203         456000
1701103293    Pu              P             PU             Al                      5.25          1203         785900
1701103297    Co              P             PU             Al                     4.625          1203         217550
1701103299    2-              I             PU             Al                     6.875          1203         126700
1701103310    Co              I             PU             Al                         6          1203         128100
1701103312    Pu              P             RC             Al                     4.875          1203         208000
1701103314    Pu              P             PU             Al                     4.875          1203         292000
1701103316    SD              P             RN             Al                     5.375          1203         219300
1701103318    SD              I             PU             Al                      5.75          1203         252000
1701103322    SD              P             RC             Al                     4.875          1203         121600
1701103325    SD              P             RN             Al                       6.5          1203         165000
1701103326    SD              P             PU             Al                     6.125          1203         383800
1701103347    SD              P             RC             Al                      5.25          1203         500000
1701103349    SD              P             RC             Al                       5.5          1203         156000
1701103350    SD              P             PU             Al                     4.875          1203         327600
1701103352    SD              P             PU             Al                      4.75          1203         309200
1701103354    SD              P             RC             Al                     5.625          1203         980000
1701103356    2-              I             RN             Al                     5.375          1203         145500
1701103358    SD              P             PU             Al                      5.25          1203         166200
1701103362    SD              P             PU             Al                     4.375          1203         106400
1701103366    SD              P             RC             Al                      6.25          1203        1018750
1701103367    SD              P             RC             Al                      6.75          1203         165000
1701103368    Co              P             PU             Al                      5.75           107         252800
1701103371    SD              P             PU             Al                       6.5          1203         249000
1701103372    SD              P             RC             Al                     4.125          1203         201000
1701103381    SD              I             PU             Al                     6.125          1203         284200
1701103383    SD              P             PU             Al                     5.125          1203         161000
1701103385    2-              I             PU             Al                      6.75          1203          75600
1701103390    SA              P             RC             Al                     5.625          1203         252000
1701103393    Pu              P             PU             Al                      6.25          1203         440000
1701103395    SD              P             RN             Al                      5.25          1203         284000
1701103398    Co              P             RC             Al                      5.75          1203         190000
1701103399    2-              I             PU             Al                      6.75          1203          75600
1701103401    SD              P             PU             Al                       5.5          1203         296000
1701103404    SD              P             RC             Al                     5.375          1203          99000
1701103407    Co              I             PU             Al                      8.25          1203          63840
1701103408    SD              P             RC             Al                     4.375          1203         480000
1701103409    SD              P             RC             Al                         6          1203         183200
1701103411    Pu              P             RN             Al                     4.875           204         344000
1701103416    SD              S             PU             Al                       5.5          1203         304400
1701103418    2-              P             RN             Al                       6.5           107         262000
1701103419    Pu              P             RC             Al                     6.375          1203         920000
1701103422    Pu              P             RC             Al                      6.75          1203         492000
1701103424    SD              P             RC             Al                      6.75          1203         156000
1701103427    Co              P             RC             Al                     6.375          1203         150000
1701103428    SA              P             RC             Al                     6.625          1203         656000
1701103432    SD              P             RC             Al                         5          1203         385000
1701103440    Pu              I             PU             Al                      6.75           107         121550
1701103445    2-              P             RC             Al                     5.875          1203         185500
1701103447    SD              P             PU             Al                      6.25          1203         296800
1701103455    SD              P             PU             Al                       5.5          1203         178500
1701103459    2-              P             RN             Al                      6.25          1203         200000
1701103460    Co              P             RC             Al                       6.5          1203         153500
1701103461    Co              P             PU             Al                      5.75          1203         391200
1701103464    SD              P             RC             Al                      5.75           204         460000
1701103467    Co              P             RC             Al                         6           107          50000
1701103470    SD              P             PU             Al                     5.875          1203         224700
1701103478    Co              P             RC             Al                      6.75          1203         400000
1701103481    SD              P             PU             Al                       4.5           204         184500
1701103490    SD              P             RN             Al                      6.25          1203         162000
1701103496    SD              P             RC             Al                      6.25          1203         416000
1701103497    SD              P             PU             Al                      6.75          1203         125000
1701103498    Co              P             PU             Al                     5.875          1203         458400
1701103505    SD              I             RC             Al                         6           204         650000
1701103514    SD              P             PU             Al                      6.25          1203         164000
1701103520    Co              P             PU             Al                      4.75          1203         300000
1701103534    Pu              P             RC             Al                       6.5           107         128100
1701103543    SD              P             PU             Al                     6.375          1203          85500
1701103544    SD              P             RC             Al                     5.875          1203         156000
1701103546    Co              P             PU             Al                       5.5          1203         236250
1701103550    Co              P             PU             Al                     6.375          1203         177100
1701103552    SD              P             PU             Al                      5.75           107         999000
1701103558    Co              I             PU             Al                      5.25          1203         248000
1701103561    SD              I             PU             Al                       5.5           107          85000
1701103562    SD              I             PU             Al                     6.125           107         286400
1701103566    Pu              P             PU             Al                     6.875          1203         477850
1701103572    SD              P             RC             Al                      6.25          1203         175000
1701103574    SD              P             RC             Al                       5.5          1203         540000
1701103579    SD              P             PU             Al                     5.625           107         203600
1701103582    SD              P             RC             Al                      6.25          1203         370000
1701103585    SD              P             RC             Al                       5.5          1203         560000
1701103586    SD              P             PU             Al                       5.5          1203         822000
1701103587    SD              I             PU             Al                     5.875           107         157600
1701103589    SD              P             PU             Al                      6.25          1203         355500
1701103590    Co              P             PU             Al                      5.75          1203         444000
1701103594    Pu              P             RC             Al                      5.75          1203         169000
1701103595    SD              P             RC             Al                      5.25           107         329000
1701103601    SD              P             PU             Al                     6.375          1203         456000
1701103603    Co              P             PU             Al                     4.125           107         115900
1701103605    Pu              S             RC             Al                         6          1203          43000
1701103606    Co              P             PU             Al                       5.5          1203         212000
1701103611    2-              P             RC             Al                       6.5           107         301000
1701103613    2-              I             RC             Al                      6.75          1203         160000
1701103614    SD              P             RN             Al                      4.75          1203         208000
1701103615    2-              I             RC             Al                      6.75          1203         176000
1701103618    Co              P             PU             Al                     5.125          1203         273200
1701103631    SD              P             PU             Al                      4.75          1203         224000
1701103638    SD              P             RC             Al                      4.75           107          75000
1701103639    Co              P             PU             Al                     5.125          1203         212000
1701103644    2-              P             RN             Al                         6           107         159500
1701103646    SD              P             RC             Al                      6.25           204         200000
1701103648    SD              P             RC             Al                      6.25           107         150000
1701103651    Co              P             RC             Al                      5.25          1203         208000
1701103656    SD              P             PU             Al                       6.5          1203         273000
1701103658    Pu              P             PU             Al                     5.875           107         750000
1701103660    2-              I             PU             Al                      6.25           107         124000
1701103661    2-              I             PU             Al                      5.75          1203         455200
1701103663    SD              P             PU             Al                      6.25           107         650000
1701103668    SD              P             RC             Al                       5.5           107         312000
1701103672    SD              P             PU             Al                      4.75           107         156750
1701103676    2-              I             RC             Al                     7.875           107         551250
1701103678    SD              P             PU             Al                      4.75           107         245000
1701103681    SD              P             RN             Al                      5.25           107         296000
1701103682    SD              P             PU             Al                       4.5          1203         213500
1701103688    2-              I             RN             Al                      6.25           107         160000
1701103696    2-              P             PU             Al                      5.75           107         409500
1701103699    SD              P             PU             Al                      4.75          1203         316000
1701103702    SD              P             PU             Al                       6.5           204         271900
1701103704    SD              P             PU             Al                      5.75           107         632000
1701103705    SD              P             RC             Al                       5.5           107         193500
1701103706    SD              P             RC             Al                     4.875           107         186400
1701103708    SD              P             RC             Al                     5.625           107         932000
1701103710    Co              I             RN             Al                      6.25           204         135000
1701103713    Co              P             PU             Al                      5.75          1203         256500
1701103714    Co              P             PU             Al                     6.375           107         343200
1701103719    2-              I             RC             Al                       5.5           107         145000
1701103721    Pu              P             PU             Al                         5           107         854250
1701103728    2-              I             RC             Al                      6.75           107         432000
1701103729    SD              P             RC             Al                     6.125           130         532000
1701103736    Pu              P             PU             Al                     5.625           107         508000
1701103743    SA              P             RC             Al                       6.5           107         215000
1701103746    Pu              P             PU             Al                       6.5           107         460000
1701103749    SD              P             PU             Al                      6.75           107         187400
1701103754    SD              P             PU             Al                     4.875           107         925400
1701103756    Pu              P             PU             Al                      4.75           130         331900
1701103760    Pu              I             PU             Al                         5           107         200000
1701103762    SD              I             PU             Al                      5.25           107         320000
1701103764    SD              P             PU             Al                       5.5           107         302000
1701103766    Co              P             PU             Al                      4.25           204         108400
1701103768    SA              P             RC             Al                      4.75           107         292000
1701103772    Co              P             RC             Al                     5.125           204         216000
1701103774    Co              S             PU             Al                      5.25           204          65000
1701103779    SD              P             RC             Al                         5           107         228000
1701103780    SD              P             RC             Al                       6.5           204         581000
1701103791    SD              P             PU             Al                         7           130          98000
1701103794    SD              P             RC             Al                       6.5           130         444000
1701103795    2-              I             PU             Al                      6.75           107         116000
1701103797    SD              P             RC             Al                       5.5           107         480000
1701103799    SD              P             RC             Al                      6.75           130         334000
1701103800    Co              I             RC             Al                         5           107         126000
1701103801    SD              I             RC             Al                     5.375           107         223000
1701103809    Pu              P             PU             Al                       5.5           204         695900
1701103811    SD              P             PU             Al                      4.75           107         304800
1701103813    Pu              I             PU             Al                      4.75           204         650000
1701103816    2-              I             RC             Al                      5.25           107         200000
1701103822    SD              I             RC             Al                     5.125           107         474000
1701103823    SD              P             RC             Al                     6.375           204         125000
1701103830    SD              P             PU             Al                      4.75           130         291700
1701103831    2-              I             RC             Al                     5.875           204         290000
1701103843    SD              P             PU             Al                      4.75           130         166500
1701103846    SA              P             RC             Al                       5.5           107         916000
1701103847    SD              P             RC             Al                     7.125           204         459000
1701103848    SD              P             RC             Al                         4           107         161000
1701103850    SD              P             RC             Al                     5.625           204         384000
1701103851    SD              P             RC             Al                      6.25           204         775000
1701103852    2-              I             RC             Al                      7.25           204         360000
1701103853    2-              I             RC             Al                      6.75           204         335000
1701103854    SD              P             RC             Al                         5           204         196000
1701103859    2-              P             RN             Al                     5.875           130         212000
1701103865    Pu              S             PU             Al                      4.75           204         612300
1701103873    SD              P             RC             Al                     6.375           204         175000
1701103876    Pu              I             PU             Al                     4.875           204         335800
1701103879    Pu              P             PU             Al                      4.75           204         408800
1701103884    Co              P             PU             Al                      5.75           107         328000
1701103892    Co              I             PU             Al                       5.5           204         168000
1701103894    Co              I             PU             Al                       5.5           204         193200
1701103898    Pu              P             PU             Al                      5.25           204         420700
1701103899    Co              P             RC             Al                       5.5           204         175000
1701103900    Pu              P             PU             Al                     5.125           130         282400
1701103908    SD              P             RN             Al                       5.5           204         500000
1701103915    2-              I             PU             Al                     6.625           204         411600
1701103916    SD              I             PU             Al                     6.625           204         256000
1701103918    SD              P             RC             Al                     6.875           130         630700
1701103920    Co              P             PU             Al                       7.5           204         257350
1701103924    SD              I             PU             Al                      5.75           204         232600
1701103926    SD              I             PU             Al                       5.5           204         207950
1701103928    Co              P             RC             Al                     5.875           204         304000
1701103933    Pu              P             PU             Al                      5.25           204         286400
1701103935    SD              P             PU             Al                     6.625           204         196000
1701103941    Pu              P             RC             Al                     6.375           204         376000
1701103943    SD              I             RC             Al                      5.75           204         215000
1701103949    SD              P             PU             Al                         5           130         468000
1701103956    SD              P             RC             Al                     3.875           204         380000
1701103957    Pu              P             PU             Al                      5.25           130         600000
1701103960    SD              P             RC             Al                      5.25           204         520000
1701103962    SD              I             RC             Al                     5.625           204         288000
1701103965    SD              P             PU             Al                      4.75           130         130000
1701103967    SD              P             PU             Al                     4.625           204         319200
1701103970    Co              I             PU             Al                         5           130         169000
1701103971    Co              I             PU             Al                       5.5           204         222950
1701103978    SD              P             RC             Al                     4.875           204         308000
1701103982    SD              P             RN             Al                     5.875           204         420000
1701103989    SD              P             RC             Al                     4.875           204         367500
1701103994    SD              P             RC             Al                      4.75           204         635000
1701104009    SD              P             PU             Al                     4.625           204         154400
1701104012    SD              I             RC             Al                         5           204         106400
1701104016    SD              P             PU             Al                      5.25           204         147000
1701104018    SD              P             PU             Al                     4.625           204         304000
1701104020    2-              I             PU             Al                     4.875           204         560000
1701104032    SD              P             RN             Al                      6.25           204         216000
1701104033    SD              P             RC             Al                      5.25           204         220000
1701104036    Pu              S             RC             Al                         5           204         833000
1701104041    SD              I             RC             Al                       5.5           204         483000
1701104049    SD              P             RC             Al                      6.25           204         328000
1701104051    SD              P             RC             Al                      4.75           204         160000
1701104052    SD              P             PU             Al                         6           204         421650
1701104057    SD              P             PU             Al                      4.75           204         244000
1701104071    SD              I             PU             Al                       5.5           204         252000
1701104073    SD              P             RC             Al                       5.5           204         555200
1701104078    2-              I             RN             Al                      5.75           204         356000
1701104088    Pu              P             RC             Al                       5.5           204         488000
1701104089    Pu              P             RC             Al                         6           204         486000
1701104096    SD              S             PU             Al                      4.75           204         599650
1701104106    SD              P             RC             Al                     4.875           204         211400
1701104107    SD              P             RC             Al                     5.875           204         225000
1701104137    SD              P             PU             Al                     5.625           204         288000
1701104140    SD              P             PU             Al                     5.125           204         265000
1701104154    Co              P             PU             Al                       4.5           204         214400
1701104163    Co              P             PU             Al                      4.25           204         372000
1702100082    Pu              P             PU             Al                      6.25          1203         120000
1702100086    SD              P             PU             Al                     6.625          1203         129750
1702100095    SD              I             RC             Al                         6          1203         240000
1702100100    SD              P             RC             Al                      5.75          1203         240000
1702100101    SD              I             RN             Al                       6.5          1203         135000
1702100102    SD              P             PU             Al                      5.25          1203         280000
1702100105    SD              P             PU             Al                       5.5          1203         225000
1702100111    SD              P             RC             Al                     6.375           107         409000
1702100112    2-              I             RN             Al                      6.25          1203         150500
1702100115    SD              P             RC             Al                       5.5           107         200000
1702100116    SD              I             PU             Al                       6.5           107          67500
1702100117    SD              I             PU             Al                       5.5           107          59800
1702100118    SD              I             RC             Al                      6.75           130          67500
1702100123    SD              P             RC             Al                      6.75           107         175750
1702100126    SD              P             RC             Al                      6.25           107          59000
1702100127    2-              I             PU             Al                         6           130          61650
1702100129    SD              P             RC             Al                     6.375           130         248000
1702100132    SD              P             PU             Al                       6.5           204         148000
1702100140    SD              P             RC             Al                         5           204         310500
1702100141    SD              I             PU             Al                      5.75           204         261000
1702100142    SD              I             RC             Al                      4.75           204          91200
1702100144    SD              P             PU             Al                         5           204         322000
1702100151    SD              I             RN             Al                         6           204         168000
1703100011    Pu              P             RC             Al                     5.625          1203        1000000
1703100070    Pu              P             RC             Al                         5          1203         212500
1703100076    SD              I             RC             Al                      6.75          1203         199200
1703100080    Pu              P             RN             Al                      4.75          1203         222100
1703100083    Co              I             RN             Al                      5.75          1203          99700
1703100090    SA              P             PU             Al                       6.5          1203         350000
1703100094    SD              P             RC             Al                         6          1203         192800
1703100097    2-              I             RN             Al                     5.375          1203         183000
1703100098    Co              P             RN             Al                     4.125          1203          70000
1703100102    SD              P             RC             Al                         6          1203         244000
1703100104    Pu              P             RN             Al                       5.5          1203         117000
1703100113    SD              P             PU             Al                     5.625          1203         276000
1703100115    SD              P             RC             Al                         7          1203         430000
1703100117    Pu              P             RN             Al                      4.75          1203         237500
1703100121    SD              P             RC             Al                         7          1203         172000
1703100126    SD              P             PU             Al                      5.25          1203         147000
1703100131    SD              P             PU             Al                      5.25          1203         152600
1703100133    SD              P             RN             Al                       5.5          1203         141500
1703100137    SA              P             PU             Al                     5.125          1203         319000
1703100139    Pu              P             RC             Al                      5.75          1203         170000
1703100149    SD              P             RC             Al                      5.25           107         181600
1703100151    SD              I             RC             Al                         5          1203         108500
1703100161    Pu              P             RN             Al                       5.5           107         640000
1703100162    Pu              P             RN             Al                     5.625          1203         308000
1703100170    SD              P             RC             Al                       6.5          1203         880000
1703100172    Pu              I             RC             Al                     5.875           107         125000
1703100174    2-              I             PU             Al                     6.125          1203         148000
1703100175    SD              P             RC             Al                     5.625          1203         207000
1703100179    SD              P             PU             Al                      5.75          1203          93700
1703100182    SD              P             RN             Al                         6           204         190500
1703100185    Pu              P             RN             Al                       4.5           107         236700
1703100187    Pu              P             RN             Al                     6.625           107         333500
1703100190    Pu              P             RN             Al                         6           130         236000
1703100192    SD              P             PU             Al                      5.25          1203          90000
1703100193    Pu              P             RC             Al                       4.5           130         192000
1703100199    SD              P             RC             Al                       5.5           130         203000
1703100203    SD              P             RC             Al                       4.5           107         254450
1703100204    SD              P             RN             Al                      4.75           204         174800
1703100207    SD              P             RN             Al                         5           107         212000
1703100215    SA              P             RC             Al                      5.75           107         210000
1703100217    SD              I             RC             Al                     5.625           204          81500
1703100219    Co              I             RC             Al                      5.25           130          80000
1703100220    Pu              S             RC             Al                      4.75           107         159000
1703100221    SD              P             RN             Al                      5.25           204         149400
1703100222    Pu              P             RN             Al                     4.875           107         576000
1703100233    Pu              S             PU             Al                      4.75           130         508000
1703100238    Pu              I             RN             Al                      5.25           130         154400
1703100244    Pu              P             RN             Al                     3.875           130         200000
1703100247    SD              P             RC             Al                     5.875           204         102000
1703100248    SD              I             RN             Al                      5.25           204         150000
1703100251    Co              I             RN             Al                         5           204         104000
1703100263    SD              I             PU             Al                     5.625           204          95900
1703100272    SD              I             RC             Al                         5           204         192000
1901008936    SD              P             RN             Al                      5.75          1203         353000
1901009915    SD              P             RN             Al                      5.75          1203         640000
1901010847    2-              P             RC             Su                       5.4           107         285000
1901011291    SD              I             RC             Al                       7.5          1203         136000
1901011391    SD              P             RC             Su                       7.2          1203         193500
1901011412    SD              P             RC             Su                       7.9          1203         112500
1901011486    2-              P             RC             Al                       6.5          1203         128000
1901011491    SD              P             RC             Al                     5.875          1203         420000
1901011504    SD              P             RC             Su                      5.95          1203         320000
1901011671    2-              P             RC             Su                      7.65          1203         264600
1901011747    2-              P             RC             Su                       6.4          1203         215000
1901011749    SD              P             RC             Al                         7           107         229500
1901011780    SD              P             RN             Su                       7.5          1203         300000
1901011804    2-              P             RC             Su                      6.55          1203         247200
1901011834    SD              P             RC             Al                      6.75           204         280000
1901011905    SD              P             RC             Al                     5.375          1203         450000
1901012285    SD              I             RC             Al                         7          1203         171600
1901012299    SD              P             RC             Su                      6.15          1203         196000
1901012430    SD              P             RC             Al                      5.25           107         275000
1901012461    SD              P             RC             Al                     6.625           130         185000
1901012625    SD              P             RC             Al                      6.75           130         251000
1901013157    SD              P             RN             Al                     5.375           204         469000
3302000285    Pu              P             RN             Al                      5.25          1203         362500
5201461700    SD              P             RC             Al                      8.35          1203         211500
5201553900    SD              P             RC             Al                     6.125          1203         150000
7301100043    SD              P             RN             Al                     6.125          1203         560000
7301100050    SD              I             PU             Al                     4.875           107         130100


Id            CurrBal            1stPayDt      MatDt          P&I            OrigTerm      Fcl/Bkt        OLTV
--            -------            --------      -----          ---            --------      -------        ----
36558583               168978.17     11/1/2003      10/1/2033        1302.11           360                          100
36565364               127010.34     11/1/2003      10/1/2033         826.66           360                        84.97
36565745               271504.21     12/1/2003      11/1/2033           1719           360                        74.59
36576619               104668.74     11/1/2003      10/1/2033         715.57           360                          100
36580009               234221.21     12/1/2003      11/1/2033        1561.88           360                          100
36587954               170828.44      2/1/2004       1/1/2034        1024.13           360                           95
36590370               237130.68     12/1/2003      11/1/2033        1502.76           360                        92.79
36590586               320879.52     11/1/2003      10/1/2033        2086.34           360                          100
36597953               288042.25     12/1/2003      11/1/2033        1920.78           360                        91.75
36600955               194169.81     11/1/2003      10/1/2033        1279.71           360                        99.49
36603686               188275.66     12/1/2003      11/1/2033        1162.48           360                          100
36612281               224217.63     12/1/2003      11/1/2033        1465.29           360                           90
36615359                69935.92      2/1/2004       1/1/2034         519.99           360                          100
36617413               174575.67     12/1/2003      11/1/2033        1179.01           360                        76.09
36628063               312625.11     12/1/2003      11/1/2033        1956.86           360                           95
36628741               170596.59     12/1/2003      11/1/2033        1165.36           360                           90
36632214                66642.76     11/1/2003      10/1/2033         521.36           360                          100
36632743               169763.45     11/1/2003      10/1/2033        1104.45           360                          100
36633683               114787.53     12/1/2003      11/1/2033         883.44           360                          100
36636496               159830.43      2/1/2004       1/1/2034         958.19           360                          100
36638294                64855.83     12/1/2003      11/1/2033         499.33           360                          100
36644995               115645.85     11/1/2003      10/1/2033         789.99           360                           80
36647790                94312.92     12/1/2003      11/1/2033            701           360                          100
36650430               164664.98     12/1/2003      11/1/2033        1209.56           360                          100
36650927               123501.67     12/1/2003      11/1/2033         683.96           360                          100
36653004                82220.12     12/1/2003      11/1/2033         583.51           360                          100
36655546               180125.54     12/1/2003      11/1/2033        1323.19           360                          100
36655744               111776.84     12/1/2003      11/1/2033         689.49           360                           95
36657179               215491.44     12/1/2003      11/1/2033         1473.5           360                          100
36657278               135666.25     11/1/2003      10/1/2033        1044.76           360                          100
36659845               214400.01     12/1/2003      11/1/2033        1342.02           360                        88.66
36662179                80407.22     11/1/2003      10/1/2033         626.32           360                          100
36666238               249380.41     12/1/2003      11/1/2033        1661.58           360                          100
36668507               237635.12     12/1/2003      11/1/2033        1278.86           360                          100
36669158               187973.72     12/1/2003      11/1/2033        1222.61           360                        99.74
36670974               146343.89      2/1/2004       1/1/2034         877.34           360                          100
36671378               216787.09     12/1/2003      11/1/2033        1372.57           360                        61.64
36671568                189637.8      2/1/2004       1/1/2034        1168.63           360                          100
36673531               169334.48     12/1/2003      11/1/2033        1243.86           360                          100
36673820               189388.99     12/1/2003      11/1/2033        1359.87           360                          100
36676047               244550.66     12/1/2003      11/1/2033         1882.1           360                          100
36677151               139244.13     12/1/2003      11/1/2033        1071.65           360                          100
36678266               182546.49     12/1/2003      11/1/2033        1216.27           360                          100
36678415                152474.8     12/1/2003      11/1/2033         991.34           360                        99.35
36679504               199464.46     12/1/2003      11/1/2033        1329.26           360                          100
36683167                85823.17     12/1/2003      11/1/2033         626.73           360                          100
36689677               209048.65      2/1/2004       1/1/2034        1462.45           360                          100
36691871               100863.83     12/1/2003      11/1/2018         904.95           180                        88.56
36691970               199074.64      1/1/2004      12/1/2033        1162.92           360                           95
36693000               107764.23     12/1/2003      11/1/2033         764.79           360                           90
36696680               130473.43     12/1/2003      11/1/2033         784.57           360                          100
36696706               307374.61     12/1/2003      11/1/2033        2257.85           360                          100
36698066               169598.94      1/1/2004      12/1/2033        1158.55           360                        79.81
36698959                89062.84      2/1/2004       1/1/2034         520.27           360                           75
36701894                  216000      2/1/2004       1/1/2034        1419.69           360                          100
36704179               137543.93     12/1/2003      11/1/2033         782.68           360                          100
36705663               189651.52     12/1/2003      11/1/2033        1459.59           360                          100
36707495               171383.87     12/1/2003      11/1/2033        1200.77           360                          100
36707677               200513.96     12/1/2003      11/1/2033        1352.82           360                          100
36708931               145356.95     12/1/2003      11/1/2033         993.93           360                          100
36711752               279416.95     12/1/2003      11/1/2033        2028.25           360                          100
36712750               124690.22     12/1/2003      11/1/2033         830.79           360                          100
36714814               176423.06     12/1/2003      11/1/2033        1235.14           360                          100
36721108               193548.59      2/1/2004       1/1/2034        1136.73           360                          100
36721637               122217.13     12/1/2003      11/1/2033         898.37           360                           95
36722163               179553.89     12/1/2003      11/1/2033        1196.34           360                          100
36726040               146669.66      1/1/2004      12/1/2033        1001.12           360                          100
36727360               269635.73      1/1/2004      12/1/2033        1979.28           360                          100
36727600               211331.13     12/1/2003      11/1/2033        1444.78           360                          100
36728541               114778.03     12/1/2003      11/1/2033         863.15           360                          100
36728657               119783.03      1/1/2004      12/1/2033          757.7           360                          100
36729606               203983.16      2/1/2004       1/1/2034        1158.19           360                        94.98
36729846               116825.45     12/1/2003      11/1/2033         817.28           360                          100
36730950                269851.2      1/1/2004      12/1/2033        1841.92           360                           95
36733087               114649.74     12/1/2003      11/1/2033         803.31           360                          100
36734044               251229.42      1/1/2004      12/1/2033        1350.38           360                        89.94
36734192               133144.19     12/1/2003      11/1/2033         887.12           360                           95
36738466               249599.18      2/1/2004       1/1/2034        1339.99           360                          100
36742518               253306.07      1/1/2004      12/1/2033        1603.78           360                          100
36742591               304510.79      1/1/2004      12/1/2033        2078.57           360                          100
36742781               161138.25      1/1/2004      12/1/2033          930.1           360                        94.99
36744225               294699.52      2/1/2004       1/1/2034        1745.98           360                          100
36745131               156371.46      2/1/2004       1/1/2034        1040.15           360                          100
36747616               179644.93      1/1/2004      12/1/2033        1166.28           360                           90
36748507               153772.26      2/1/2004       1/1/2034        1075.04           360                          100
36749463               171791.62      2/1/2004       1/1/2034        1171.67           360                          100
36749596               143652.83      1/1/2004      12/1/2033         970.64           360                           80
36752301               136914.67      2/1/2004       1/1/2034        1040.33           360                          100
36752830                90184.64      2/1/2004       1/1/2034         639.09           360                           95
36754026               100561.68      2/1/2004       1/1/2034         580.46           360                        89.88
36755940               204730.62      1/1/2004      12/1/2033        1574.82           360                          100
36756948               105096.95      2/1/2004       1/1/2034         613.29           360                        97.41
36757482                289574.1      2/1/2004       1/1/2034        1644.16           360                          100
36757896               203005.15      2/1/2004       1/1/2034        1317.62           360                          100
36759215               191764.29      2/1/2004       1/1/2034        1373.47           360                          100
36759256               272564.67      2/1/2004       1/1/2034        1767.56           360                           80
36763019               129763.87      2/1/2004       1/1/2034         820.83           360                          100
36763290               261912.47      2/1/2004       1/1/2034         1487.1           360                           95
36767119                64763.71      2/1/2004       1/1/2034         515.81           360                           90
36769602                89714.35      2/1/2004       1/1/2034         509.95           360                        84.82
36769982               132915.02      2/1/2004       1/1/2034         998.25           360                          100
36770196               319837.23      2/1/2004       1/1/2034         1960.6           360                          100
36770832                223459.6      1/1/2004      12/1/2033        1201.11           360                          100
36771640               322156.76      2/1/2004       1/1/2034        2120.99           360                        78.71
36771715               137710.61      2/1/2004       1/1/2034         804.45           360                          100
36774776               146170.67      2/1/2004       1/1/2034         935.81           360                           95
36775807               153885.48      2/1/2004       1/1/2034        1075.74           360                          100
36775815                78406.77      2/1/2004       1/1/2034         610.01           360                          100
36776185               114922.68      2/1/2004       1/1/2034         843.03           360                          100
36776532               254790.57      2/1/2004       1/1/2034        1694.81           360                          100
36776672               284373.51      1/1/2004      12/1/2033        1616.41           360                          100
36776938               188828.81      2/1/2004       1/1/2034        1193.37           360                          100
36777324               240934.55      2/1/2004       1/1/2034        1526.12           360                          100
36777456               287623.24      2/1/2004       1/1/2034        1633.08           360                        89.98
36778678                78955.33      2/1/2004       1/1/2034         615.73           360                           90
36780856               222833.65      2/1/2004       1/1/2034        1539.89           360                          100
36781193                70434.77      2/1/2004       1/1/2034         440.06           360                          100
36781433               157367.42      2/1/2004       1/1/2034        1033.61           360                           90
36781573               168874.57      2/1/2004       1/1/2034        1209.57           360                        96.57
36782209               111426.92      2/1/2004       1/1/2034          827.1           360                          100
36784296               147767.93      2/1/2004       1/1/2034        1008.62           360                          100
36786945                41144.42      2/1/2004       1/1/2034         302.02           360                          100
36788081                  271660      1/1/2004      12/1/2033        2065.48           360                          100
36788719               209827.52      2/1/2004       1/1/2034        1395.73           360                          100
36788743               301797.57      2/1/2004       1/1/2034        2217.02           360                          100
36788859               189868.34      2/1/2004       1/1/2034        1376.31           360                          100
36788974                169814.5      2/1/2004       1/1/2034        1189.25           360                        94.44
36789683               119856.24      2/1/2004       1/1/2034         817.46           360                          100
36791218                 43674.8      2/1/2004       1/1/2034         343.48           360                          100
36791739               211721.14      1/1/2004      12/1/2033        1572.61           360                          100
36792190               120838.73      2/1/2004       1/1/2034         897.57           360                          100
36792778               139887.82      2/1/2004       1/1/2034         942.26           360                          100
36793594               294514.02      1/1/2004      12/1/2033        1960.66           360                          100
36794410                104152.7      2/1/2004       1/1/2034         568.08           360                         94.8
36796381               100732.23      2/1/2004       1/1/2034         738.93           360                           90
36797017               159874.93      2/1/2004       1/1/2034         1090.4           360                          100
36797298               123358.07      2/1/2004       1/1/2034         681.21           360                           95
36797769               252719.83      2/1/2004       1/1/2034        1745.68           360                        98.06
36798049               192870.24      2/1/2004       1/1/2034        1414.82           360                          100
36798742               179054.98      2/1/2004       1/1/2034         962.43           360                        84.86
36799211               214855.45      2/1/2004       1/1/2034        1576.09           360                          100
36799401               319779.33      2/1/2004       1/1/2034           2318           360                          100
36800282               239830.27      2/1/2004       1/1/2034        1717.73           360                          100
36800423               117928.37      2/1/2004       1/1/2034         906.48           360                          100
36801140               224844.85      2/1/2004       1/1/2034        1629.84           360                          100
36801710               101169.11      2/1/2004       1/1/2034         682.48           360                           75
36801744               166113.46      2/1/2004       1/1/2034        1104.95           360                           95
36802320                198669.7      2/1/2004       1/1/2034        1474.69           360                          100
36802395                270308.7      2/1/2004       1/1/2034        1936.03           360                          100
36802874               127884.06      2/1/2004       1/1/2034         808.21           360                          100
36802890                  119817      2/1/2004       1/1/2034         829.22           360                          100
36802965                84947.06      2/1/2004       1/1/2034         645.46           360                          100
36803237               282178.34      2/1/2004       1/1/2034        1603.93           360                        98.88
36803328               189819.37      2/1/2004       1/1/2034        1168.63           360                          100
36804201               151889.77      2/1/2004       1/1/2034         1074.8           360                          100
36804615               148076.16      2/1/2004       1/1/2034        1009.98           360                          100
36804920                85438.69      2/1/2004       1/1/2034         611.94           360                          100
36805026               144736.63      2/1/2004       1/1/2034         915.54           360                          100
36805935               162080.28      2/1/2004       1/1/2034         945.82           360                          100
36806164               230559.66      2/1/2004       1/1/2034         1420.8           360                          100
36806511               187821.27      2/1/2004       1/1/2034        1156.33           360                          100
36808210               319744.35      2/1/2004       1/1/2034        2156.98           360                        81.01
36808483               219844.41      2/1/2004       1/1/2034        1574.59           360                          100
36808939               133785.06      2/1/2004       1/1/2034         902.78           360                          100
36809036               269799.22      2/1/2004       1/1/2034        1886.03           360                          100
36809242               212353.31      2/1/2004       1/1/2034        1241.66           360                          100
36809846                61962.36      2/1/2004       1/1/2034         476.29           360                          100
36812428                200826.6      2/1/2004       1/1/2034        1302.35           360                        93.49
36813129               129887.86      2/1/2004       1/1/2034         842.31           360                          100
36813475               169560.24      2/1/2004       1/1/2034        1017.54           360                          100
36813699               184597.35      2/1/2004       1/1/2034        1048.11           360                          100
36813954                78388.62      2/1/2004       1/1/2034         561.84           360                          100
36815074                235833.1      2/1/2004       1/1/2034         1689.1           360                          100
36815215               223805.38      2/1/2004       1/1/2034        1541.61           360                          100
36815249               128203.54      2/1/2004       1/1/2034         765.79           360                           90
36815322               125896.51      2/1/2004       1/1/2034         837.44           360                           90
36815470                89435.29      2/1/2004       1/1/2034         633.78           360                          100
36816023                  147000      2/1/2004       1/1/2034         967.16           360                          100
36816387               141776.35      2/1/2004       1/1/2034         967.73           360                          100
36817278               145297.94      2/1/2004       1/1/2034         992.02           360                          100
36817674               201843.98      2/1/2004       1/1/2034        1384.85           360                        94.84
36818334                  148900      3/1/2004       2/1/2034         949.98           360                          100
36819233                79936.03      2/1/2004       1/1/2034         538.97           360                        98.77
36819407               303757.14      2/1/2004       1/1/2034        2049.13           360                           80
36819555                70604.18      2/1/2004       1/1/2034         428.96           360                        94.23
36820520               169873.84      2/1/2004       1/1/2034        1188.66           360                          100
36821049                  311487      2/1/2004       1/1/2034        2073.66           360                          100
36821296               120752.96      2/1/2004       1/1/2034         706.54           360                        95.85
36821353               264539.84      2/1/2004       1/1/2034        1717.02           360                          100
36821726               239767.41      2/1/2004       1/1/2034        1460.59           360                          100
36822005                64958.46      2/1/2004       1/1/2034         487.87           360                          100
36822229               298760.42      2/1/2004       1/1/2034         2012.4           360                          100
36823813               162269.41      2/1/2004       1/1/2034        1163.05           360                          100
36824050               204785.56      2/1/2004       1/1/2034        1195.02           360                          100
36826212               232297.39      2/1/2004       1/1/2034        1507.74           360                          100
36826899               174879.32      2/1/2004       1/1/2034        1267.66           360                          100
36827616               241807.05      2/1/2004       1/1/2034        1632.85           360                          100
36827640               262813.42      2/1/2004       1/1/2034        1412.64           360                        84.98
36827921               150999.11      2/1/2004       1/1/2034        1096.13           360                          100
36828010               282390.99      2/1/2004       1/1/2034        1603.37           360                        89.74
36828341               129806.62      2/1/2004       1/1/2034         842.31           360                          100
36828770               157382.88      2/1/2004       1/1/2034        1100.18           360                          100
36829356               231643.39      2/1/2004       1/1/2034        1596.83           360                          100
36829711               294816.27      2/1/2004       1/1/2034        2240.13           360                          100
36829885                57932.88      2/1/2004       1/1/2034         455.87           360                          100
36829935               114922.28      2/1/2004       1/1/2034         841.03           360                          100
36832459               184574.36      2/1/2004       1/1/2034        1136.34           360                          100
36832491               149885.87      2/1/2004       1/1/2034        1036.01           360                          100
36832517               190827.33      2/1/2004       1/1/2034        1207.25           360                          100
36832905               133252.81      2/1/2004       1/1/2034         940.63           360                          100
36833267               184677.72      2/1/2004       1/1/2034        1194.38           360                          100
36834323               279758.46      2/1/2004       1/1/2034        1814.21           360                          100
36834687               224704.05      2/1/2004       1/1/2034        1669.04           360                          100
36834794               117339.03      2/1/2004       1/1/2034         850.56           360                          100
36835668               314701.98      2/1/2004       1/1/2034        1942.58           360                          100
36836989                215754.4      2/1/2004       1/1/2034        1363.53           360                          100
36837276               173223.44      2/1/2004       1/1/2034        1123.34           360                        78.81
36837359               152349.77      2/1/2004       1/1/2034         1013.4           360                           95
36838019               266781.79      2/1/2004       1/1/2034        1779.05           360                          100
36838746               148787.04      2/1/2004       1/1/2034        1029.94           360                          100
36839355                86087.85      2/1/2004       1/1/2034         646.99           360                          100
36839595                174820.9      2/1/2004       1/1/2034        1032.95           360                          100
36839983               166363.25      2/1/2004       1/1/2034        1106.61           360                           90
36840973               318738.01      2/1/2004       1/1/2034        2120.17           360                          100
36842433                   92800      2/1/2004       1/1/2034         712.89           360                          100
36842714               284530.49      2/1/2004       1/1/2034         1894.2           360                          100
36842722               169850.96      2/1/2004       1/1/2034        1203.25           360                          100
36842961               319446.33      2/1/2004       1/1/2034        2073.39           360                           80
36843449               152871.85      2/1/2004       1/1/2034        1006.63           360                        87.43
36843480               173599.12      2/1/2004       1/1/2034        1126.76           360                          100
36844298               135716.87      2/1/2004       1/1/2034         985.15           360                          100
36844561               165863.66      2/1/2004       1/1/2034        1103.29           360                        97.65
36844579               178760.16      2/1/2004       1/1/2034         1219.2           360                          100
36845030               161860.25      2/1/2004       1/1/2034        1049.65           360                          100
36845766               124907.05      2/1/2004       1/1/2034         873.16           360                          100
36846731               177853.81      2/1/2004       1/1/2034        1183.04           360                          100
36846897               131941.44      2/1/2004       1/1/2034          877.2           360                           95
36847960               254790.57      2/1/2004       1/1/2034        1694.81           360                          100
36848075               159886.28      2/1/2004       1/1/2034        1142.39           360                          100
36848166               174879.57      2/1/2004       1/1/2034        1268.87           360                          100
36849974               129884.52      2/1/2004       1/1/2034          829.4           360                          100
36850303               140553.74      2/1/2004       1/1/2034         922.24           360                        93.78
36851798               258776.57      2/1/2004       1/1/2034        1678.15           360                          100
36853018                82885.27      2/1/2004       1/1/2034         601.52           360                          100
36853455               258650.58      2/1/2004       1/1/2034        1898.64           360                          100
36853554                304777.7      2/1/2004       1/1/2034        2151.43           360                          100
36854024               214605.26      2/1/2004       1/1/2034        1357.53           360                          100
36854065               199865.54      2/1/2004       1/1/2034        1466.13           360                          100
36854438               135138.92      2/1/2004       1/1/2034         898.91           360                        98.72
36858314               214789.63      2/1/2004       1/1/2034         1301.5           360                          100
36860823                39973.65      2/1/2004       1/1/2034         296.02           360                          100
36866721               182602.16      2/1/2004       1/1/2034        1277.44           360                           95
36867091                76894.48      2/1/2004       1/1/2034         545.44           360                           95
36867364               170863.66      2/1/2004       1/1/2034        1153.79           360                           95
36875243                   99000      3/1/2004       2/1/2034         657.98           360                          100
36875540               279821.09      2/1/2004       1/1/2034        2101.58           360                          100
1101001566                197000      3/1/2004       2/1/2034        1310.65           360                         78.8
1101001751                195000      2/1/2004       1/1/2034            650           360                        79.98
1101001797                152000     12/1/2003      11/1/2033         744.17           360                        87.86
1101001862              76499.99     12/1/2003      11/1/2033         350.63           360                           90
1101001939                322700     12/1/2003      11/1/2033        1815.19           360                        94.91
1101001944                300000     12/1/2003      11/1/2033         1437.5           360                        38.71
1101001957             204754.37      1/1/2004      12/1/2033        1347.36           360                           70
1101001996                217000      3/1/2004       2/1/2024         1617.9           240                        54.25
1101002009              79877.27      1/1/2004      12/1/2033         551.18           360                        59.26
1101002015             296660.56      2/1/2004       1/1/2034        1950.49           360                           90
1101002054             245788.19      3/1/2004       2/1/2034        1595.56           360                        79.36
1101002061                164000      3/1/2004       2/1/2034         785.83           360                         78.1
1102000515             332499.99     12/1/2003      11/1/2033        1870.31           360                           95
1102000554             141858.62      1/1/2004      12/1/2033         814.69           360                           90
1102000568                187000      1/1/2004      12/1/2033         915.52           360                         89.9
1102000574             314126.09      1/1/2004      12/1/2033        2069.33           360                           90
1102000577                 44650      3/1/2004       2/1/2034         304.59           360                           95
1102000587             185365.99      1/1/2004      12/1/2033        1009.38           360                        73.36
1102000621                141000      2/1/2004       1/1/2034         572.81           360                        65.58
1102000622                247000      3/1/2004       2/1/2034         951.98           360                        70.57
1102000666                243000      3/1/2004       2/1/2034        1392.19           360                           90
1104000051              42205.48      1/1/2004      12/1/2033         281.26           360                           95
1104000131              61652.84     12/1/2003      11/1/2033         353.23           360                           95
1104000142              74827.73     12/1/2003      11/1/2033         518.01           360                           75
1104000172             267995.97      1/1/2004      12/1/2033        1284.17           360                           80
1104000184                128900      3/1/2004       2/1/2034         563.94           360                        72.01
1104000203                300000      3/1/2004       2/1/2034           1250           360                           80
1104000219                376926      3/1/2004       2/1/2034        1452.74           360                           80
1104000237                 61200      3/1/2004       2/1/2034         427.92           360                           90
1104000240                 81000      3/1/2004       2/1/2034         511.98           360                           90
1104000284                160000      3/1/2004       2/1/2034         866.67           360                           80
1104000285                160000      3/1/2004       2/1/2034         866.67           360                           80
1105000567             114546.83     12/1/2003      11/1/2033         679.68           360                         79.3
1105000605             341396.61     12/1/2003      11/1/2033        2108.22           360                           80
1105000639             217950.27     12/1/2003      11/1/2018         2008.3           180                           80
1105000706                 95000     11/1/2003      10/1/2033         544.27           360                           95
1105000707             114313.53     12/1/2003      11/1/2023         874.42           240                        71.88
1105000724             217818.74     12/1/2003      11/1/2033        1398.44           360                           80
1105000764             239624.41      1/1/2004      12/1/2033        1637.23           360                           75
1105000779             296893.97      1/1/2004      12/1/2033        1642.17           360                           90
1105000792              157039.5     12/1/2003      11/1/2033        1021.55           360                           90
1105000827             164908.92      1/1/2004      12/1/2033         1321.7           360                        43.19
1105000859                495000      3/1/2004       2/1/2034        2928.11           360                           75
1105000860             359514.29      1/1/2004      12/1/2033        2639.05           360                        85.71
1105000866             113857.04      1/1/2004      12/1/2033         864.48           360                           95
1105000869             339377.59      1/1/2004      12/1/2033        2137.87           360                           85
1105000896                603500      3/1/2004       2/1/2034        2640.31           360                           85
1105000900             359406.92      2/1/2004       1/1/2034        2392.68           360                           90
1105000910                210000      3/1/2004       2/1/2034        1203.13           360                         52.5
1105000914             301677.14      2/1/2004       1/1/2034        1738.49           360                        52.52
1105100066             188283.22      8/1/2003       7/1/2018        1253.73           180                        60.13
1105100297             175804.76      9/1/2003       8/1/2033        1413.02           360                           90
1105100318             169252.64     10/1/2003       9/1/2033        1096.98           360                        72.34
1105100376             158420.14     10/1/2003       9/1/2033        1128.13           360                        73.95
1105100412             111426.13     10/1/2003       9/1/2033         664.32           360                        58.95
1105100456             189339.17      1/1/2004      12/1/2033        1276.87           360                        73.64
1105100473             167062.94      2/1/2004       1/1/2034        1112.39           360                           95
1105100486             215292.11     10/1/2003       9/1/2033        1615.15           360                           90
1105100509                274790     11/1/2003      10/1/2033        2069.74           360                           95
1105100616             208274.08     11/1/2003      10/1/2033        1355.58           360                           95
1105100666              70798.34      2/1/2004       1/1/2034         469.04           360                        66.94
1105100675             179825.93      1/1/2004      12/1/2033        1526.69           360                           90
1105100753             279347.24      1/1/2004      12/1/2033         1919.6           360                           80
1105100791             134753.27     11/1/2003      10/1/2033         877.12           360                           95
1105100824             144666.97     12/1/2003      11/1/2033        1001.48           360                        76.32
1105100860             127799.68      1/1/2004      12/1/2033         873.19           360                           80
1105100877              67037.01      1/1/2004      12/1/2033         451.61           360                           80
1105100917              291184.3     12/1/2003      11/1/2033        1821.71           360                           80
1105100922                112500      2/1/2004       1/1/2034         829.41           360                           90
1105100959             141189.26      2/1/2004       1/1/2034        1007.35           360                        53.32
1105100973             109382.35      1/1/2004      12/1/2033         811.86           360                           80
1105100984             348001.36     12/1/2003      11/1/2033        2148.86           360                        69.94
1105100989             122343.22      2/1/2004       1/1/2034          920.3           360                        76.56
1105101000                272000      3/1/2004       2/1/2034         1807.8           360                           80
1105101003             199789.19      2/1/2004       1/1/2034         1160.8           360                        68.97
1105101016             384501.65      2/1/2004       1/1/2034        2434.73           360                           90
1105101017             111644.05     12/1/2003      11/1/2033         707.92           360                        74.67
1105101020             146418.66     12/1/2003      11/1/2033         952.15           360                        79.35
1105101021             243542.14     12/1/2003      11/1/2033        1485.61           360                         49.1
1105101032             242907.79      1/1/2004      12/1/2033        1700.98           360                           90
1105101041             172528.26     12/1/2003      11/1/2033        1093.48           360                        38.02
1105101062             105141.63      1/1/2004      12/1/2033         732.68           360                           90
1105101064            1189024.57      2/1/2004       1/1/2034         7917.1           360                           70
1105101074                140000      3/1/2004       2/1/2034         828.16           360                        62.22
1105101094             273308.83      1/1/2004      12/1/2033        1804.57           360                        55.24
1105101109             170769.29      1/1/2004      12/1/2033        1253.55           360                           95
1105101122             119754.36      1/1/2004      12/1/2033         876.34           360                        21.43
1105101129             129582.34     12/1/2003      11/1/2033            769           360                        67.71
1105101180             120866.45      1/1/2004      12/1/2033         852.35           360                           70
1105101201             200753.06      1/1/2004      12/1/2033        1418.83           360                           85
1105101207             190951.99      2/1/2004       1/1/2034        1578.65           360                           95
1105101215             182516.96      2/1/2004       1/1/2034        1424.27           360                           90
1105101225             299642.64      1/1/2004      12/1/2033        2328.04           360                        74.07
1105101230             399427.66      1/1/2004      12/1/2033        2851.85           360                        77.67
1105101233             311603.87      1/1/2004      12/1/2033        2016.82           360                           95
1105101236              239631.8      1/1/2004      12/1/2033        1653.54           360                           80
1105101257             119741.67      1/1/2004      12/1/2033         855.56           360                        70.59
1105101258             309556.56      1/1/2004      12/1/2033        2210.18           360                        69.66
1105101259                 72000      3/1/2004       2/1/2034         498.52           360                           80
1105101268             292046.78      1/1/2004      12/1/2033         2005.3           360                           90
1105101276             233771.81      1/1/2004      12/1/2033        1485.36           360                        62.67
1105101277             121426.06      1/1/2004      12/1/2033         866.96           360                           80
1105101282              386956.4      1/1/2004      12/1/2033        2565.72           360                           80
1105101286             177701.52      1/1/2004      12/1/2033        1172.31           360                        60.96
1105101289             379757.68      2/1/2004       1/1/2034        2854.82           360                           95
1105101294             139311.79      1/1/2004      12/1/2033        1022.63           360                           90
1105101302             141262.73      1/1/2004      12/1/2033         931.92           360                        69.02
1105101303              99941.86      1/1/2004      12/1/2033         783.14           360                        27.78
1105101304              216174.4      1/1/2004      12/1/2033         1506.4           360                         84.9
1105101305             242651.49      1/1/2004      12/1/2033        1859.86           360                           90
1105101319              289555.1      1/1/2004      12/1/2033        1998.02           360                        51.79
1105101346              264967.4      1/1/2004      12/1/2033        1957.41           360                        82.97
1105101347             292517.49      1/1/2004      12/1/2033        1941.17           360                           85
1105101353             319379.33      1/1/2004      12/1/2033        1949.54           360                        68.09
1105101355             352430.92      1/1/2004      12/1/2033        2372.28           360                        75.91
1105101357              89876.84      1/1/2004      12/1/2033         657.26           360                           90
1105101359             207687.18      1/1/2004      12/1/2033        1447.26           360                           80
1105101365             239332.26      1/1/2004      12/1/2033        1651.47           360                           85
1105101366              63102.78      1/1/2004      12/1/2033         499.26           360                           95
1105101371             229917.66      1/1/2004      12/1/2033        1610.65           360                           85
1105101373             287616.14      1/1/2004      12/1/2033        2123.29           360                        82.29
1105101374             138883.25      2/1/2004       1/1/2034         915.46           360                        49.64
1105101376             129833.26      1/1/2004      12/1/2033        1160.11           360                        63.41
1105101382             314560.59      1/1/2004      12/1/2033        2273.05           360                           90
1105101384              182540.4      1/1/2004      12/1/2033        1457.32           360                           85
1105101388             199699.23      1/1/2004      12/1/2033        1391.59           360                           80
1105101389             127315.76      1/1/2004      12/1/2033         904.64           360                           85
1105101391             132408.41      1/1/2004      12/1/2033         940.82           360                           85
1105101392             264168.67      1/1/2004      12/1/2033        1666.28           360                        53.43
1105101395              69165.13      1/1/2004      12/1/2033          518.2           360                           90
1105101398              191105.2      2/1/2004       1/1/2034        1324.18           360                           85
1105101404             201940.57      1/1/2004      12/1/2033        1408.29           360                           80
1105101405             209588.78      1/1/2004      12/1/2033        1272.59           360                           75
1105101409              309823.2      1/1/2004      12/1/2033        1989.13           360                        68.17
1105101410             209606.28      1/1/2004      12/1/2033        1461.17           360                           84
1105101413             117392.91      1/1/2004      12/1/2033         754.96           360                           80
1105101415              254227.3      1/1/2004      12/1/2033        1520.67           360                           75
1105101418              64961.22      2/1/2004       1/1/2034         503.26           360                        59.63
1105101424                221600      3/1/2004       2/1/2034        1496.71           360                           80
1105101425             171042.03      1/1/2004      12/1/2033         1250.8           360                           85
1105101426             219669.14      1/1/2004      12/1/2033        1530.75           360                           80
1105101427             158617.47      1/1/2004      12/1/2033        1014.83           360                           70
1105101431              359348.3      2/1/2004       1/1/2034        2455.84           360                        74.23
1105101434             332611.44      1/1/2004      12/1/2033        2607.83           360                           90
1105101445                245600      3/1/2004       2/1/2034        1802.13           360                           80
1105101450             269746.27      2/1/2004       1/1/2034        1671.23           360                        84.91
1105101460                509600      1/1/2004      12/1/2033        3014.48           360                           80
1105101470              88923.37      3/1/2004       2/1/2034         577.26           360                        64.96
1105101478             104278.05      2/1/2004       1/1/2034         802.78           360                           95
1105101479              97143.49      2/1/2004       1/1/2034          761.2           360                           90
1105101482             129915.39      2/1/2004       1/1/2034         967.53           360                        54.39
1105101484             395311.49      3/1/2004       2/1/2034        3115.34           360                           80
1105101489             176033.48      1/1/2004      12/1/2033        1348.97           360                           75
1105101491             169380.72      1/1/2004      12/1/2033         1268.2           360                           80
1105101493              81842.77      2/1/2004       1/1/2034         589.57           360                           90
1105101498             299832.68      2/1/2004       1/1/2034        2392.32           360                           75
1105101507             347454.59      2/1/2004       1/1/2034        2490.97           360                           95
1105101509             321082.69      2/1/2004       1/1/2034        2519.73           360                           65
1105101518             398623.19      2/1/2004       1/1/2034        2832.39           360                           80
1105101527             163846.34      1/1/2004      12/1/2033        1409.02           360                        56.16
1105101538                108500      3/1/2004       2/1/2034         792.36           360                           70
1105101542             272474.25      2/1/2004       1/1/2034        1805.14           360                           90
1105101546             308496.42      2/1/2004       1/1/2034        2052.05           360                           65
1105101547             269850.29      2/1/2004       1/1/2034        1691.06           360                        77.24
1105101551                107923      2/1/2004       1/1/2034            770           360                           80
1105101565             434388.52      2/1/2004       1/1/2034        3091.74           360                           90
1105101572             190489.35      2/1/2004       1/1/2034        1275.82           360                        86.73
1105101581             145242.13      2/1/2004       1/1/2034        1016.31           360                           85
1105101585             203622.92      2/1/2004       1/1/2034        1276.04           360                           80
1105101590             105477.63      2/1/2004       1/1/2034         699.02           360                           80
1105101600              53963.69      2/1/2004       1/1/2034         395.86           360                           90
1105101601              53963.69      2/1/2004       1/1/2034         395.86           360                           90
1105101605              71820.69      2/1/2004       1/1/2034         521.47           360                           80
1105101617             127917.54      2/1/2004       1/1/2034         957.13           360                           80
1105101620              79951.03      3/1/2004       2/1/2034          612.3           360                        33.33
1105101625             149075.26      3/1/2004       2/1/2034         982.64           360                           80
1105101630                266000      3/1/2004       2/1/2034        1975.05           360                           95
1105101642             111931.45      2/1/2004       1/1/2034         857.22           360                           70
1105101644             114224.07      2/1/2004       1/1/2034         842.69           360                           90
1105101659             139844.88      2/1/2004       1/1/2034        1121.44           360                         71.8
1105101665              89393.18      2/1/2004       1/1/2034         617.32           360                           80
1105101669              79951.53      2/1/2004       1/1/2034         615.14           360                           80
1105101675                 57200      3/1/2004       2/1/2034         415.74           360                        30.75
1105101678                276000      3/1/2004       2/1/2034        1920.39           360                           80
1105101681             231806.04      2/1/2004       1/1/2034        1527.96           360                           80
1105101686              99682.38      2/1/2004       1/1/2034         728.46           360                           95
1105101693             201822.65      3/1/2004       2/1/2034        1296.77           360                        53.87
1105101699             199797.05      2/1/2004       1/1/2034        1186.28           360                           80
1105101704                 80000      3/1/2004       2/1/2034         518.88           360                        36.04
1105101707             279729.16      2/1/2004       1/1/2034        1705.84           360                           80
1105101741             157369.62      3/1/2004       2/1/2034        1042.57           360                           75
1105101742              72738.54      3/1/2004       2/1/2034         477.03           360                           80
1105101771                 45000      3/1/2004       2/1/2034         338.07           360                        45.46
1105101865                143196      3/1/2004       2/1/2034         976.85           360                           80
1106000061             605644.93      9/1/2003       8/1/2033        3463.51           360                        52.36
1106000160                320000      2/1/2004       1/1/2034           1200           360                           80
1106000163                264000     12/1/2003      11/1/2033          962.5           360                        77.65
1106000172             397031.76      1/1/2004      12/1/2018        3189.29           180                        42.78
1106000178                609595     12/1/2003      11/1/2033         2857.5           360                           80
1108000233              79787.09     12/1/2003      11/1/2033         512.25           360                           64
1111000007              382234.9     12/1/2003      11/1/2033        2177.48           360                        78.27
1112000106             184622.07     12/1/2003      11/1/2033        1216.96           360                           95
1112000117                180456      2/1/2004       1/1/2034        1113.22           360                           80
1112000124                182400     12/1/2003      11/1/2033            817           360                           80
1112000132             258710.08      1/1/2004      12/1/2033        1747.96           360                           90
1112000152              91440.35     12/1/2003      11/1/2033         557.79           360                           85
1112000157             255175.08     12/1/2003      11/1/2033        1473.69           360                           80
1112000175             194626.02      1/1/2004      12/1/2033        1213.36           360                        68.66
1112000183             168826.87      3/1/2004       2/1/2034         997.01           360                        62.59
1113000027                190650     12/1/2003      11/1/2033         873.81           360                        94.99
1113000036             414624.83      2/1/2004       1/1/2034        2623.08           360                        64.84
1113000038             228091.29     12/1/2003      11/1/2033         1464.4           360                        77.53
1113000043                750000      3/1/2004       2/1/2034        2968.75           360                        67.06
1113000052             449203.75      2/1/2004       1/1/2034         2881.4           360                        55.56
1301001107             437194.03      9/1/2003       8/1/2033        2533.18           360                        65.68
1301001146              64574.06     11/1/2003      10/1/2033         469.85           360                           90
1301001190             140172.18      2/1/2004       1/1/2034        1120.93           360                         82.5
1301001199                123600      3/1/2004       2/1/2034          669.5           360                           80
1301001204                106400      2/1/2004       1/1/2034         576.33           360                           95
1301001207             251755.07      2/1/2004       1/1/2034        1531.18           360                           70
1301001209                262500      3/1/2004       2/1/2034        1285.16           360                           75
1301001210                294500      3/1/2004       2/1/2034        1595.21           360                           95
1301001216                 92000      3/1/2004       2/1/2034         536.67           360                           80
1301001220                224000      3/1/2004       2/1/2034        1143.33           360                           80
1302001094             247571.74      1/1/2004      12/1/2033        1608.52           360                        90.18
1302001165             111815.84     12/1/2003      11/1/2033         736.42           360                           95
1302001183              92540.74      1/1/2004      12/1/2033         578.95           360                           80
1302001190              79518.53      1/1/2004      12/1/2033         517.58           360                           95
1302001198              88734.09      2/1/2004       1/1/2034          620.9           360                           80
1302001199             109228.78      1/1/2004      12/1/2033         746.31           360                        94.97
1302001210                119920      2/1/2004       1/1/2034         649.57           360                           80
1302001211                216600      3/1/2004       2/1/2034         970.19           360                           95
1302001214              60948.86      2/1/2004       1/1/2034         350.91           360                           70
1303000759             139158.48      2/1/2004       1/1/2034            638           360                        69.98
1303000980             483220.91      1/1/2004      12/1/2033        2347.92           360                        44.55
1303001034                155800     10/1/2003       9/1/2033         957.52           360                           95
1303001084                211000      1/1/2004      12/1/2033         835.21           360                        85.08
1303001122                215500      1/1/2004      12/1/2033         1032.6           360                        79.84
1303001141             798021.24     12/1/2003      11/1/2033        5322.42           360                           80
1303001157              53259.23      2/1/2004       1/1/2034         367.23           360                           65
1303001158                222700      1/1/2004      12/1/2033        1206.29           360                           85
1303001159                424000      2/1/2004       1/1/2034        2605.83           360                           80
1303001161                236000      1/1/2004      12/1/2033        1278.33           360                           80
1303001164             212651.31      2/1/2004       1/1/2034        1531.89           360                           80
1303001168                220000      1/1/2004      12/1/2033        1008.33           360                           80
1303001180                 73950      2/1/2004       1/1/2034         369.75           360                        79.95
1303001184                396000      2/1/2004       1/1/2034           1815           360                           90
1303001188                223999      2/1/2004       1/1/2034           1120           360                           80
1303001220                123500      3/1/2004       2/1/2034         540.31           360                        61.75
1303001235                319000      3/1/2004       2/1/2034         2016.3           360                        70.89
1304003078                116720     12/1/2003      11/1/2033         376.91           360                           80
1304003109             445719.26      9/1/2003       8/1/2033        2547.67           360                         73.2
1304003287                499050      1/1/2004      12/1/2033        2183.34           360                           90
1304003338             134667.05      1/1/2004      12/1/2033         874.96           360                           95
1304003493             197599.33     12/1/2003      11/1/2033         823.33           360                           80
1304003519                180215     12/1/2003      11/1/2033         825.99           360                           95
1304003538                133300     12/1/2003      11/1/2033         597.07           360                        87.12
1304003566             150000.01     12/1/2003      11/1/2033         734.37           360                           75
1304003617                146205      3/1/2004       2/1/2034         876.57           360                           95
1304003625              96899.99     12/1/2003      11/1/2033         444.13           360                           95
1304003626             123071.56     12/1/2003      11/1/2033         790.15           360                           80
1304003633             114851.02      1/1/2004      12/1/2033         745.56           360                           95
1304003646                100700     12/1/2003      11/1/2033         461.54           360                           95
1304003654              82180.69     12/1/2003      11/1/2033         527.62           360                           80
1304003657                184800      3/1/2004       2/1/2034         866.25           360                           80
1304003662             170999.98     12/1/2003      11/1/2033         783.75           360                           95
1304003685             119495.23     12/1/2003      11/1/2033         700.29           360                           60
1304003692             199424.99     12/1/2003      11/1/2033         831.25           360                           95
1304003711             133365.62      1/1/2004      12/1/2033         590.63           360                        65.53
1304003719              102077.7      1/1/2004      12/1/2033         671.71           360                        75.74
1304003745                117700      2/1/2004       1/1/2034         478.16           360                           95
1304003761             397594.02      1/1/2004      12/1/2033           1988           360                        78.73
1304003784                199909      2/1/2004       1/1/2034         791.31           360                           80
1304003787             145669.41      1/1/2004      12/1/2033          922.4           360                           95
1304003804                221000      2/1/2004       1/1/2034         782.71           360                         57.4
1304003808                204000      2/1/2004       1/1/2034         1062.5           360                           80
1304003823              106303.8      2/1/2004       1/1/2034         672.52           360                           95
1304003834                166400      2/1/2004       1/1/2034         641.33           360                           80
1304003852             223536.04      2/1/2004       1/1/2034        1469.71           360                           95
1304003868                463500      2/1/2004       1/1/2034        2027.81           360                        78.95
1304003882                133000      2/1/2004       1/1/2034         581.88           360                           95
1304003883              81460.45      2/1/2004       1/1/2034         531.98           360                           80
1304003892           $349,310.60      2/1/2004       1/1/2034        2314.17           360                           95
1304003900              79687.89      2/1/2004       1/1/2034         504.14           360                           80
1304003930                 99200      3/1/2004       2/1/2034         454.67           360                           80
1304003941                124000      2/1/2004       1/1/2034          542.5           360                           80
1304003943                 90000      3/1/2004       2/1/2034         583.74           360                           90
1304003950                 98400      3/1/2004       2/1/2034         597.89           360                           80
1304003961                 81000      3/1/2004       2/1/2034         511.98           360                        77.14
1304003963                 89550      3/1/2004       2/1/2034         466.41           360                           90
1304003972                142812      3/1/2004       2/1/2034         520.67           360                           80
1304003987                127800      3/1/2004       2/1/2034         559.13           360                        91.29
1304003990                236000      3/1/2004       2/1/2034         983.33           360                           80
1304004034                161120      3/1/2004       2/1/2034         637.77           360                           80
1308000957             113251.52      8/1/2003       7/1/2033         739.08           360                        94.97
1308000960             116123.77      8/1/2003       7/1/2033         757.83           360                           95
1308001146              99909.53      1/1/2004      12/1/2033         616.33           360                        79.99
1308001235             131688.06     10/1/2003       9/1/2033         868.79           360                        94.99
1308001411             104453.35     11/1/2003      10/1/2033         697.24           360                           80
1308001416             104453.35     11/1/2003      10/1/2033         697.24           360                           80
1308001493             108349.68     12/1/2003      11/1/2033         564.32           360                        94.96
1308001494             117693.48     11/1/2003      10/1/2033         765.35           360                        74.07
1308001609             170607.58      2/1/2004       1/1/2034        1094.36           360                           90
1308001621                149200      2/1/2004       1/1/2034         683.83           360                           80
1308001625                176000      1/1/2004      12/1/2033            770           360                           80
1308001652                148640      2/1/2004       1/1/2034         696.75           360                           80
1308001655                154800      2/1/2004       1/1/2034         725.63           360                           80
1308001656                105100      2/1/2004       1/1/2034         537.47           360                           90
1308001691             205122.98      2/1/2004       1/1/2034         941.88           360                        79.99
1308001694                 84490      3/1/2004       2/1/2034         334.44           360                        76.82
1308001698                148000      3/1/2004       2/1/2034         616.67           360                           80
1308001701                 70300      3/1/2004       2/1/2034         417.41           360                           95
1308001726                183200      2/1/2004       1/1/2034         782.42           360                           80
1308001796                 84160      3/1/2004       2/1/2034         531.95           360                        79.25
1308001812                100000      3/1/2004       2/1/2034          437.5           360                        65.36
1308001826                207100      3/1/2004       2/1/2034         819.77           360                        79.99
1309002238                213300      2/1/2004       1/1/2034         733.22           360                        79.98
1309002732                189355      3/1/2004       2/1/2034         749.53           360                           80
1309002742                147768      3/1/2004       2/1/2034         909.84           360                           80
1309002766              89955.15      1/1/2004      12/1/2033         543.84           360                           85
1309002804             115329.95     12/1/2003      11/1/2033         660.74           360                           95
1309002869                223155     11/1/2003      10/1/2033        1162.27           360                           95
1309002877             348947.54     12/1/2003      11/1/2033        2128.59           360                           80
1309002900                102600     12/1/2003      11/1/2033         566.44           360                        94.87
1309002906                133000     11/1/2003      10/1/2033         734.27           360                           95
1309002921                124000     12/1/2003      11/1/2033            620           360                           80
1309002960                136439     12/1/2003      11/1/2033         781.68           360                           95
1309002999                428000     12/1/2003      11/1/2033        2095.42           360                           80
1309003025                 92620     12/1/2003      11/1/2033         424.97           360                           80
1309003035             594091.03      1/1/2004      12/1/2033        3813.15           360                           80
1309003036                132804      3/1/2004       2/1/2034         498.02           360                           70
1309003037             165782.97     12/1/2003      11/1/2033         958.47           360                        55.87
1309003066             147366.54     12/1/2003      11/1/2033        1034.84           360                           80
1309003071             343695.83     12/1/2003      11/1/2033        1899.17           360                           80
1309003117              83129.92      1/1/2004      12/1/2033         476.27           360                        79.17
1309003118                199450      2/1/2004       1/1/2034        1142.68           360                        94.99
1309003138              496365.4      1/1/2004      12/1/2018        4052.32           180                        60.51
1309003171                108960      1/1/2004      12/1/2033         578.85           360                           80
1309003174             166698.15     12/1/2003      11/1/2033        1002.45           360                           80
1309003186             157485.05      2/1/2004       1/1/2019        1387.24           180                         79.8
1309003232                136000      1/1/2004      12/1/2033         609.17           360                           80
1309003243             179068.74      1/1/2004      12/1/2033        1133.93           360                        94.98
1309003251             322642.85      1/1/2004      12/1/2033         1142.9           360                        94.63
1309003257                157840      1/1/2004      12/1/2033         822.08           360                           80
1309003273                196000      2/1/2004       1/1/2034         714.58           360                           80
1309003315                200000      2/1/2004       1/1/2034         833.33           360                           80
1309003320                155843      2/1/2004       1/1/2034         827.92           360                           95
1309003321                146320      2/1/2004       1/1/2034         716.36           360                           80
1309003331                206150      2/1/2004       1/1/2034         901.91           360                           95
1309003334                 85200      2/1/2004       1/1/2034            426           360                           80
1309003353                247500      2/1/2004       1/1/2034         979.69           360                        94.83
1309003367                158650      2/1/2004       1/1/2034         875.88           360                           95
1309003369                121920      3/1/2004       2/1/2034          622.3           360                           80
1309003380              59891.21      2/1/2004       1/1/2034         379.25           360                        44.78
1309003408                167920      2/1/2004       1/1/2034         892.08           360                           80
1309003414              94905.42      2/1/2004       1/1/2034         569.58           360                        79.17
1309003416             115710.07      2/1/2004       1/1/2034         770.46           360                           95
1309003425                 98895      2/1/2004       1/1/2034          638.7           360                           95
1309003428                192000      2/1/2004       1/1/2034            900           360                        73.85
1309003437             183816.82      2/1/2004       1/1/2034        1103.18           360                           80
1309003471                300800      3/1/2004       2/1/2034        1378.67           360                           80
1309003482                340000      3/1/2004       2/1/2034        1381.25           360                           80
1309003483                110105      2/1/2004       1/1/2034         630.81           360                           95
1309003489             112488.21      3/1/2004       2/1/2034         711.65           360                           90
1309003523                 80000      3/1/2004       2/1/2034         545.75           360                           80
1309003526                179322      3/1/2004       2/1/2034         672.46           360                           80
1309003532                163305      3/1/2004       2/1/2034         901.58           360                           95
1309003537              99907.38      3/1/2004       2/1/2034         623.87           360                           48
1309003541                229400      3/1/2004       2/1/2034        1003.63           360                           74
1309003552                 59920      3/1/2004       2/1/2034         262.15           360                           80
1309003572                227200      3/1/2004       2/1/2034        1417.43           360                           80
1310001997             204154.62      7/1/2003       6/1/2033        1063.31           360                           95
1310002272             194004.16      7/1/2003       6/1/2033         714.58           360                           80
1310002308              615294.5      8/1/2003       7/1/2033        3569.07           360                           80
1310002566              103455.1     10/1/2003       9/1/2033         656.91           360                           95
1310002599                107350      2/1/2004       1/1/2034         492.02           360                        79.97
1310002747                149498      9/1/2003       8/1/2033          750.5           360                           95
1310002796                106450      1/1/2004      12/1/2033         498.98           360                        79.99
1310002817             158566.58     12/1/2003      11/1/2033        1044.52           360                        89.91
1310002847                139555      9/1/2003       8/1/2033         755.92           360                           95
1310002848             150776.16      1/1/2004      12/1/2033         954.74           360                           95
1310002951             139299.95      1/1/2004      12/1/2033         681.99           360                        94.97
1310003065                162400     12/1/2003      11/1/2033         744.33           360                           80
1310003169             141313.59     12/1/2003      11/1/2033         895.65           360                           80
1310003237             360847.22     11/1/2003      10/1/2018        3002.79           180                           75
1310003269                180000     12/1/2003      11/1/2033            825           360                        79.65
1310003274                180500     12/1/2003      11/1/2033         827.29           360                           95
1310003323                199800      2/1/2004       1/1/2034         811.69           360                        79.99
1310003327                162250     12/1/2003      11/1/2033         946.46           360                        94.99
1310003330                181200     12/1/2003      11/1/2033          830.5           360                        79.99
1310003340             172076.27     12/1/2003      11/1/2033        1310.37           360                        94.99
1310003370                132700      2/1/2004       1/1/2034         608.21           360                        79.98
1310003375             103666.54     12/1/2003      11/1/2033         682.75           360                           95
1310003376              92699.99     12/1/2003      11/1/2033         424.88           360                           90
1310003378              56855.51     12/1/2003      11/1/2033         374.45           360                           95
1310003384             139031.25     12/1/2003      11/1/2033         881.18           360                           95
1310003393                139200     12/1/2003      11/1/2033            638           360                           80
1310003395             431979.91     12/1/2003      11/1/2033           1980           360                           80
1310003397             118799.99     12/1/2003      11/1/2033            693           360                           90
1310003398                559275      2/1/2004       1/1/2034        3493.68           360                           80
1310003400                 92500     12/1/2003      11/1/2033         539.58           360                        77.08
1310003404                201200      2/1/2004       1/1/2034         838.33           360                           80
1310003409             158299.99      2/1/2004       1/1/2034         610.11           360                        79.99
1310003412                 68000     12/1/2003      11/1/2033         311.67           360                           80
1310003414                260500     12/1/2003      11/1/2033        1193.96           360                        94.99
1310003415             193810.78      1/1/2004      12/1/2033         908.91           360                        79.99
1310003428             121125.43     12/1/2003      11/1/2033         891.53           360                           90
1310003440                154150      3/1/2004       2/1/2034         786.81           360                        94.98
1310003445                111140     12/1/2003      11/1/2033         625.16           360                           95
1310003449                 58950      2/1/2004       1/1/2034         257.91           360                           90
1310003475             419161.67      1/1/2004      12/1/2033        2518.11           360                           80
1310003481                149000      1/1/2004      12/1/2033         605.31           360                        71.98
1310003496              208696.5      1/1/2004      12/1/2033        1479.29           360                           76
1310003499                146750      2/1/2004       1/1/2034         718.46           360                           80
1310003507              79602.59     12/1/2003      11/1/2033         530.92           360                           95
1310003508                352000     12/1/2003      11/1/2033        1723.33           360                           80
1310003547                104250      1/1/2004      12/1/2033         477.81           360                           75
1310003551                104250      1/1/2004      12/1/2033         477.81           360                           75
1310003553                192280      1/1/2004      12/1/2033         881.28           360                           95
1310003560                 95200      1/1/2004      12/1/2033         466.08           360                           85
1310003563                145300      2/1/2004       1/1/2034         606.25           360                         54.7
1310003564                150400     12/1/2003      11/1/2033            846           360                        89.99
1310003566             139979.25      1/1/2004      12/1/2033         887.19           360                           95
1310003568              94499.99      1/1/2004      12/1/2033         531.56           360                           90
1310003580                 44800      1/1/2004      12/1/2033            196           360                           80
1310003593                182400      1/1/2004      12/1/2033            836           360                           95
1310003623                 93000      1/1/2004      12/1/2033         494.06           360                         77.5
1310003631                120000      1/1/2004      12/1/2033            650           360                           80
1310003649                104950      2/1/2004       1/1/2034         513.82           360                        78.91
1310003658                137600      1/1/2004      12/1/2033         802.67           360                         94.9
1310003659                175900      1/1/2004      12/1/2033          879.5           360                        79.99
1310003679                229200      1/1/2004      12/1/2033         1241.5           360                           80
1310003681             879242.33      2/1/2004       1/1/2034        5707.67           360                        78.57
1310003720                329000      3/1/2004       2/1/2034        1850.63           360                           70
1310003722                111625      2/1/2004       1/1/2034         488.36           360                           95
1310003743               1499150      3/1/2004       2/1/2034         6090.3           360                           65
1310003745                115350      2/1/2004       1/1/2034         576.75           360                        79.99
1310003757                120300      3/1/2004       2/1/2034         551.38           360                        74.49
1310003758                181000      3/1/2004       2/1/2034         735.31           360                        74.49
1310003761                140000      2/1/2004       1/1/2034          612.5           360                           80
1310003766                 97200      2/1/2004       1/1/2034         425.25           360                           90
1310003769                303420      2/1/2004       1/1/2034        1203.02           360                           80
1310003770                 97200      2/1/2004       1/1/2034         425.25           360                           90
1310003771                184150      2/1/2004       1/1/2034        1170.12           360                           95
1310003772                 91800      2/1/2004       1/1/2034         401.63           360                           90
1310003788                 93000      2/1/2004       1/1/2034          387.5           360                        78.81
1310003789                 90000      2/1/2004       1/1/2034            375           360                        77.59
1310003794                 78400      2/1/2004       1/1/2034            343           360                           80
1310003800              82743.02      3/1/2004       2/1/2034         600.36           360                           90
1310003803             214004.18      2/1/2004       1/1/2034        1047.85           360                           90
1310003807                 88200      2/1/2004       1/1/2034         385.88           360                           90
1310003810                 88200      2/1/2004       1/1/2034         385.88           360                           90
1310003811              88194.12      2/1/2004       1/1/2034         385.88           360                           90
1310003815              88195.59      2/1/2004       1/1/2034         385.88           360                           90
1310003816                 88200      2/1/2004       1/1/2034         385.88           360                           90
1310003824              59954.34      2/1/2004       1/1/2034         414.41           360                           80
1310003827                133050      2/1/2004       1/1/2034         540.52           360                        79.99
1310003830                 92800      2/1/2004       1/1/2034         386.67           360                           80
1310003834                260000      3/1/2004       2/1/2034        1056.25           360                           80
1310003837                 88200      2/1/2004       1/1/2034         385.88           360                           90
1310003838                 78400      2/1/2004       1/1/2034            343           360                           80
1310003870                 98500      3/1/2004       2/1/2034         400.16           360                        74.06
1310003872                245700      2/1/2004       1/1/2034        1356.47           360                           90
1310003877                168150      2/1/2004       1/1/2034         735.66           360                        94.98
1310003881                110950      2/1/2004       1/1/2034         647.21           360                           95
1310003885             106541.99      2/1/2004       1/1/2034          621.5           360                           95
1310003886                108000      3/1/2004       2/1/2034         673.78           360                           80
1310003900                142400      2/1/2004       1/1/2034          667.5           360                           80
1310003908                181450      2/1/2004       1/1/2034         812.74           360                           95
1310003911                152300      2/1/2004       1/1/2034         602.85           360                        79.88
1310003921                146650      2/1/2004       1/1/2034          763.8           360                        79.97
1310003924                128000      2/1/2004       1/1/2034         493.33           360                           80
1310003928                146400      2/1/2004       1/1/2034            732           360                           80
1310003955                 85728      3/1/2004       2/1/2034         419.71           360                           80
1310003965                153090      3/1/2004       2/1/2034         967.64           360                           90
1310003967                172900      3/1/2004       2/1/2034         995.31           360                           95
1310003968                134910      3/1/2004       2/1/2034         646.44           360                           90
1310003984                236000      3/1/2004       2/1/2034        1650.15           360                           80
1310003988                 98780      3/1/2004       2/1/2034         432.16           360                           95
1310003990                109000      3/1/2004       2/1/2034         408.75           360                        74.15
1310003992                123405      3/1/2004       2/1/2034         668.44           360                           95
1310003993                 88350      3/1/2004       2/1/2034         386.53           360                           95
1310003994                236000      3/1/2004       2/1/2034        1650.15           360                           80
1310003996                236000      3/1/2004       2/1/2034        1650.15           360                           80
1310003998                236000      3/1/2004       2/1/2034        1650.15           360                           80
1310004000                 88350      3/1/2004       2/1/2034         386.53           360                           95
1310004001                 88350      3/1/2004       2/1/2034         386.53           360                           95
1310004002                 88350      3/1/2004       2/1/2034         386.53           360                           95
1310004004           $682,400.00      3/1/2004       2/1/2034        2772.25           360                           80
1310004016                148000      3/1/2004       2/1/2034         678.33           360                           80
1310004034                152650      3/1/2004       2/1/2034         699.65           360                        94.99
1310004045                 88200      3/1/2004       2/1/2034         385.88           360                           90
1310004046                 88200      3/1/2004       2/1/2034         385.88           360                           90
1310004048                 88200      3/1/2004       2/1/2034         385.88           360                           90
1310004050                 88200      3/1/2004       2/1/2034         385.88           360                           90
1310004062                168000      3/1/2004       2/1/2034        1048.11           360                        69.71
1310004063                177555      3/1/2004       2/1/2034        1035.74           360                           95
1310004080                 97280      3/1/2004       2/1/2034         466.13           360                           95
1310004088                177650      3/1/2004       2/1/2034         832.73           360                           95
1310004098                383920      3/1/2004       2/1/2034        1759.63           360                           80
1310100580                120787      3/1/2004       2/1/2034         603.94           360                           80
1310100595                149600      3/1/2004       2/1/2034         903.83           360                           80
1311001944                182600      2/1/2004       1/1/2034         874.96           360                           80
1311001970                 86450     12/1/2003      11/1/2033         486.28           360                           95
1311002070              79013.87     12/1/2003      11/1/2018         735.94           180                        53.37
1311002085                115600      1/1/2004      12/1/2033         517.79           360                           80
1311002096             147299.98     12/1/2003      11/1/2033         675.13           360                        88.47
1311002103             165068.58      1/1/2004      12/1/2033        1195.66           360                           90
1311002105                 99750     12/1/2003      11/1/2033         561.09           360                           95
1311002106                214000      1/1/2004      12/1/2033         980.83           360                           80
1311002109                214000      1/1/2004      12/1/2033         980.83           360                           80
1311002113                168150      1/1/2004      12/1/2033         928.33           360                           95
1311002131             165672.58     12/1/2003      11/1/2033         1078.3           360                           95
1311002132              154569.5      1/1/2004      12/1/2033        1082.38           360                           90
1311002165                119900      1/1/2004      12/1/2033         549.54           360                        79.99
1311002171                 94050      2/1/2004       1/1/2034         538.83           360                           95
1311002174              51111.57      1/1/2004      12/1/2033         332.09           360                        89.98
1311002181                138000      2/1/2004       1/1/2034            690           360                           80
1311002189             113796.59      2/1/2004       1/1/2034         719.93           360                           95
1311002198                161900      2/1/2004       1/1/2034         826.36           360                        89.99
1311002199             150859.43      1/1/2004      12/1/2033         911.45           360                           95
1311002233                172900      2/1/2004       1/1/2034         900.52           360                           95
1311002246                215000      2/1/2004       1/1/2034         873.44           360                        74.14
1311002251                174800      2/1/2004       1/1/2034         782.96           360                        82.45
1311002262                124000      3/1/2004       2/1/2034         753.44           360                           80
1311002290                 81000      3/1/2004       2/1/2034         354.38           360                           90
1311002303                245000      3/1/2004       2/1/2034         995.31           360                           70
1311002311                240800      3/1/2004       2/1/2034        1561.82           360                           80
1312001122             844677.29     10/1/2003       9/1/2018        7024.29           180                        64.73
1312001241                206019      1/1/2004      12/1/2033         858.41           360                           80
1312001313             163068.92     12/1/2003      11/1/2033         781.62           360                           80
1312001417             367254.39      1/1/2004      12/1/2018        2950.09           180                           80
1312001418             165549.39     12/1/2003      11/1/2033            759           360                           80
1312001427                164400     12/1/2003      11/1/2033            822           360                        79.42
1312001460              640846.4     12/1/2003      11/1/2018        5209.13           180                           80
1312001470           $650,000.00      1/1/2004      12/1/2033        3385.42           360                        55.08
1312001500             145457.14      1/1/2004      12/1/2033         835.31           360                        94.98
1312001512             172659.82      2/1/2004       1/1/2034        1135.21           360                           95
1312001515              229818.6      2/1/2004       1/1/2034        1590.15           360                        87.09
1312001521                164640      3/1/2004       2/1/2034          987.1           360                           80
1312001554                429900      2/1/2004       1/1/2034        1880.81           360                           80
1312001571                440000      3/1/2004       2/1/2034           1925           360                           80
1312001594                166250      3/1/2004       2/1/2034         917.84           360                           95
1312001600                132900      2/1/2004       1/1/2034         678.34           360                        84.97
1312001605         $1,440,000.00      3/1/2004       2/1/2034           6000           360                           60
1312001606                163700      2/1/2004       1/1/2034          818.5           360                        79.99
1312001617                316000      3/1/2004       2/1/2034         1382.5           360                        74.18
1312001622                206125      3/1/2004       2/1/2034        1073.57           360                           85
1312001625               1465000      3/1/2004       2/1/2034        6409.38           360                        55.28
1312001634                136000      3/1/2004       2/1/2034            680           360                           80
1312001637                136000      3/1/2004       2/1/2034            680           360                           80
1313000212                229199      1/1/2004      12/1/2033        1026.62           360                           80
1313000426             173964.46      1/1/2004      12/1/2033         706.88           360                        79.09
1313000541             111866.42      9/1/2003       8/1/2033         701.85           360                         75.5
1313000556                206150      1/1/2004      12/1/2033         944.85           360                           95
1313000673             134984.05     11/1/2003      10/1/2033         935.18           360                        89.14
1313000674                588542     12/1/2003      11/1/2033        2697.48           360                        72.39
1313000688             119672.76      1/1/2004      12/1/2033         758.48           360                        77.42
1313000690              92546.96      1/1/2004      12/1/2033         586.56           360                           80
1313000692              93344.76      1/1/2004      12/1/2033         591.62           360                           80
1313000695             138899.51     11/1/2003      10/1/2033         971.09           360                           95
1313000714             183406.22     12/1/2003      11/1/2033        1147.43           360                           80
1313000737                103900     12/1/2003      11/1/2033         465.39           360                        79.98
1313000741                229900     12/1/2003      11/1/2033        1053.71           360                           95
1313000742                 84600     12/1/2003      11/1/2033         449.44           360                           90
1313000778             233438.34     12/1/2003      11/1/2033        1636.17           360                        73.13
1313000805              80844.99      1/1/2004      12/1/2033         378.96           360                           95
1313000807              47036.06     12/1/2003      11/1/2033         306.14           360                           80
1313000819                399000      1/1/2004      12/1/2033        1454.69           360                           95
1313000823                114000      2/1/2004       1/1/2034         546.25           360                           95
1313000826             185956.89      2/1/2004       1/1/2034         1132.1           360                           80
1313000838                 93432      1/1/2004      12/1/2033         535.29           360                           95
1313000872              225001.3      2/1/2004       1/1/2034        1441.99           360                           80
1313000875                149050      2/1/2004       1/1/2034         652.09           360                           95
1313000878                119750      2/1/2004       1/1/2034         523.91           360                        94.96
1313000898                240000      2/1/2004       1/1/2034           1300           360                           80
1313000906             103828.31      3/1/2004       2/1/2034         665.41           360                           80
1313000915                361000      2/1/2004       1/1/2034           1805           360                        73.37
1313000925                167879      3/1/2004       2/1/2034         734.47           360                        94.85
1313000930                202350      3/1/2004       2/1/2034         885.28           360                           95
1313000968                258000      3/1/2004       2/1/2034         940.62           360                           80
1313000974                152000      3/1/2004       2/1/2034            570           360                        77.95
1313000975             188221.23      3/1/2004       2/1/2034        1160.02           360                           80
1313000984                 81200      3/1/2004       2/1/2034         372.17           360                        94.97
1313001002             118666.88      3/1/2004       2/1/2034         665.25           360                           80
1315000008             545218.14      7/1/2003       6/1/2033        3166.12           360                         61.8
1315000160             410285.95     12/1/2003      11/1/2033         2506.4           360                           80
1315000380              224111.7     10/1/2003       9/1/2033         1534.9           360                        89.29
1315000405             219128.46     11/1/2003      10/1/2033        1390.55           360                        74.58
1315000457              99999.99     11/1/2003      10/1/2033         406.25           360                        33.22
1315000465                166600     12/1/2003      11/1/2033         728.88           360                        79.33
1315000484                161750     12/1/2003      11/1/2033         741.35           360                           80
1315000504                156000      1/1/2004      12/1/2033            715           360                           80
1315000512                319200     12/1/2003      11/1/2033         1529.5           360                           80
1315000516                168000      1/1/2004      12/1/2033          787.5           360                           80
1315000530             142002.19     12/1/2003      11/1/2033          888.4           360                           95
1315000534                147150     12/1/2003      11/1/2033         751.08           360                           90
1315000536             442942.72      2/1/2004       1/1/2034        2625.54           360                        79.99
1315000540                145800      1/1/2004      12/1/2033         637.88           360                           90
1315000550         $2,000,000.00      2/1/2004       1/1/2034        9166.67           360                        55.56
1315000552                523200      1/1/2004      12/1/2033           2507           360                           80
1315000554                189600      1/1/2004      12/1/2033            948           360                           80
1315000556                186950      1/1/2004      12/1/2033         837.38           360                           80
1315000567             235291.65     12/1/2003      11/1/2033        1414.94           360                           80
1315000583                 69000      1/1/2004      12/1/2033          402.5           360                        94.94
1315000587             135780.09      2/1/2004       1/1/2034         870.18           360                        79.99
1315000588                138300      2/1/2004       1/1/2034         590.66           360                        79.99
1315000593             140174.65      2/1/2004       1/1/2034         627.98           360                        79.98
1315000594                240300      1/1/2004      12/1/2033        1401.75           360                           90
1315000595                240300      1/1/2004      12/1/2033        1401.75           360                           90
1315000640                204250      3/1/2004       2/1/2034         893.59           360                           95
1315000641                248200      2/1/2004       1/1/2034        1085.88           360                        79.99
1315000650                327200      2/1/2004       1/1/2034        1329.25           360                           80
1315000664                249300      2/1/2004       1/1/2034        1116.66           360                         79.8
1315000686             429121.03      3/1/2004       2/1/2034        2543.61           360                        69.92
1315000711                384950      3/1/2004       2/1/2034        1724.26           360                           80
1316000075              74899.52     12/1/2003      11/1/2033         414.06           360                        88.24
1316000101                126000     12/1/2003      11/1/2033          577.5           360                           90
1316000113              99559.15     12/1/2003      11/1/2033         567.79           360                        43.48
1316000131             107789.51      1/1/2004      12/1/2033         656.22           360                           80
1316000152                323000      2/1/2004       1/1/2034         1244.9           360                        74.25
1316000156              89821.92      2/1/2004       1/1/2024         684.33           240                        54.55
1316000165             136687.86      2/1/2004       1/1/2034         910.14           360                           90
1316000202                115900      3/1/2004       2/1/2034         591.57           360                        89.96
1317000011              84002.61      2/1/2004       1/1/2034         545.31           360                           95
1317000013             105949.54     12/1/2003      11/1/2033         487.44           360                        79.99
1319000001                200000      2/1/2004       1/1/2034         833.33           360                        77.06
1319000002                204000      3/1/2004       2/1/2034         871.25           360                           80
1321000001             104598.32     12/1/2003      11/1/2033         646.51           360                           84
1321000005              64488.44      1/1/2004      12/1/2033         418.99           360                           95
1321000010                251750      3/1/2004       2/1/2034        1337.42           360                           95
1501103507             530560.82      7/1/2003       6/1/2033        3164.73           360                        66.88
1501103528              60748.66      7/1/2003       6/1/2018         511.49           180                        60.19
1501103576             485376.12      9/1/2003       8/1/2033        2859.51           360                        79.67
1501104290              94099.47     12/1/2003      11/1/2033          501.5           360                           80
1501105050             549021.55     10/1/2003       9/1/2033        3177.63           360                        53.85
1501105434             362087.98     11/1/2003      10/1/2033        2759.07           360                        94.04
1501105581             399540.03     12/1/2003      11/1/2018        3247.67           180                           80
1501105594              44881.75     12/1/2003      11/1/2033         299.39           360                           90
1501105717               63856.6     12/1/2003      11/1/2033          447.5           360                           80
1501105787             159532.72     12/1/2003      11/1/2033        1119.52           360                           90
1501105799              49908.48     12/1/2003      11/1/2033         384.46           360                           80
1501105808              55862.82     12/1/2003      11/1/2033          430.6           360                           80
1501105861             479018.82      1/1/2004      12/1/2033        2839.39           360                        43.64
1501105897              99497.13      1/1/2004      12/1/2033         655.29           360                           95
1501105952             435742.46      1/1/2004      12/1/2033        2582.87           360                           80
1501106046              42690.96      1/1/2004      12/1/2033         309.97           360                           95
1501106050             242638.17      2/1/2004       1/1/2034         1699.1           360                           90
1501106082                 49875      2/1/2004       1/1/2034         290.94           360                           95
1501106101           $159,680.62      1/1/2004      12/1/2033         959.28           360                        72.73
1501106110              247738.6      2/1/2004       1/1/2034         1439.4           360                           80
1501106139             112373.37      1/1/2004      12/1/2033         895.11           360                           90
1501106175             123895.67      2/1/2004       1/1/2034         909.87           360                        79.49
1501106243             112697.67      2/1/2004       1/1/2034         827.69           360                           80
1501106314                133500      2/1/2004       1/1/2034         597.97           360                        74.79
1501106315                133500      2/1/2004       1/1/2034         597.97           360                        74.79
1501106340                 77400      2/1/2004       1/1/2034         615.83           360                           90
1501106371              84312.71      2/1/2004       1/1/2034          533.4           360                         46.5
1501106403              51613.43      2/1/2004       1/1/2019         463.77           180                        60.47
1501106416             160504.77      2/1/2004       1/1/2034        1015.42           360                           85
1501106538                623000      3/1/2004       2/1/2034        3249.86           360                           70
1501106551                 79200      3/1/2004       2/1/2034         387.75           360                           80
1501106553                262400      3/1/2004       2/1/2034        1011.33           360                           80
1501106580                108800      3/1/2004       2/1/2034         733.01           360                           80
1501106615              69945.39      3/1/2004       2/1/2034         477.52           360                        80.46
1501106619                148000      3/1/2004       2/1/2034         585.83           360                           80
1501106624                 84000      3/1/2004       2/1/2034            385           360                           70
1501106628                178500      3/1/2004       2/1/2034        1004.06           360                           85
1501106636                167000      3/1/2004       2/1/2034         730.63           360                        81.46
1501106649             243949.87      3/1/2004       2/1/2034        1624.34           360                           95
1501106652                113100      3/1/2004       2/1/2034         494.81           360                        76.94
1501106664                495000      3/1/2004       2/1/2034        2681.25           360                           90
1501106667                 90836      3/1/2004       2/1/2034         369.02           360                        88.28
1501106720                383200      3/1/2004       2/1/2034        1636.58           360                           80
1501106763                118000      3/1/2004       2/1/2034         745.84           360                        79.73
1501106790                137650      3/1/2004       2/1/2034         870.04           360                           95
1701101581                770775      7/1/2003       6/1/2033        3532.72           360                           80
1701101725             416769.07      9/1/2003       8/1/2018        3436.46           180                        57.47
1701101857             463617.69      8/1/2003       7/1/2033        2762.48           360                        76.56
1701102047             409094.82      8/1/2003       7/1/2033        2424.75           360                         55.4
1701102154                860000      8/1/2003       7/1/2033        3941.67           360                           80
1701102187             999971.86      9/1/2003       8/1/2033        3020.83           360                        76.34
1701102207                419500     12/1/2003      11/1/2033         2053.8           360                        69.92
1701102241             456657.72     12/1/2003      11/1/2033        2782.86           360                        70.46
1701102610              996756.7     12/1/2003      11/1/2033        5915.38           360                        49.75
1701102664                166250     10/1/2003       9/1/2033         658.07           360                           95
1701102721             440641.44      1/1/2004      12/1/2033         2614.6           360                        30.78
1701102807                300000     11/1/2003      10/1/2033           1125           360                        45.45
1701102831             170434.39     12/1/2003      11/1/2033        1137.67           360                         45.6
1701102854             332499.19     12/1/2003      11/1/2033        1316.15           360                           70
1701102865                285000     12/1/2003      11/1/2033           1425           360                        79.98
1701102867                506000     12/1/2003      11/1/2033        2055.63           360                        59.53
1701102872             212146.24     10/1/2003       9/1/2033        1113.72           360                           70
1701102908             485101.77     12/1/2003      11/1/2033        2688.13           360                           80
1701102936             132561.27     12/1/2003      11/1/2033         755.16           360                           70
1701102937             176416.11     12/1/2003      11/1/2033        1004.99           360                        55.31
1701102938             239345.55     12/1/2003      11/1/2033        1516.97           360                        76.19
1701102963             726741.69     12/1/2003      11/1/2033        4433.13           360                           80
1701102967                999950     11/1/2003      10/1/2033        4999.75           360                           80
1701102970             252358.16     12/1/2003      11/1/2033         1668.6           360                        72.57
1701102972             104713.67     12/1/2003      11/1/2033         663.68           360                           70
1701102980                384000     12/1/2003      11/1/2033           1880           360                           80
1701102987                239900     11/1/2003      10/1/2033        1049.56           360                        79.99
1701102989             698268.58     12/1/2003      11/1/2033        4657.12           360                           80
1701103007             199529.57     12/1/2003      11/1/2033        1105.79           360                           89
1701103014                348000     12/1/2003      11/1/2033        1776.25           360                           80
1701103043               82467.8     12/1/2003      11/1/2033         496.43           360                           60
1701103046             118397.52     11/1/2003      10/1/2033         620.77           360                           70
1701103055                594400      1/1/2004      12/1/2033        2910.08           360                           80
1701103057             184105.24     11/1/2003      10/1/2033         993.13           360                        54.41
1701103062              269170.1     12/1/2003      11/1/2033        1597.16           360                        70.13
1701103063                192500     12/1/2003      11/1/2033         802.08           360                           70
1701103067             223187.63      1/1/2004      12/1/2033        1143.33           360                           80
1701103068              215133.4     12/1/2003      11/1/2033        1295.03           360                           80
1701103072             183859.19     12/1/2003      11/1/2033        1196.67           360                           90
1701103076              478192.5     12/1/2003      11/1/2033        3030.77           360                        69.49
1701103078             474571.27     12/1/2003      11/1/2033        2853.87           360                           80
1701103085                210000     12/1/2003      11/1/2033         721.88           360                           70
1701103087             129827.43     12/1/2003      11/1/2033         801.67           360                         26.3
1701103093                644720     12/1/2003      11/1/2033        3290.76           360                           80
1701103102             139408.04     12/1/2003      11/1/2033         794.34           360                        79.99
1701103109             212191.08     12/1/2003      11/1/2033        1310.25           360                           70
1701103115             216450.39     12/1/2003      11/1/2033         992.29           360                        78.73
1701103116             293178.74     12/1/2003      11/1/2033        1834.18           360                           70
1701103120                226100     12/1/2003      11/1/2033         871.43           360                           70
1701103122             357896.53     12/1/2003      11/1/2033        2123.63           360                        79.78
1701103123             318968.86     12/1/2003      11/1/2033        1842.11           360                           80
1701103130              399655.6      1/1/2004      12/1/2033        2594.39           360                        66.67
1701103145                356250     12/1/2003      11/1/2033        1781.25           360                           75
1701103151                290800     12/1/2003      11/1/2033        1332.83           360                           80
1701103152             211699.65     12/1/2003      11/1/2033        1015.83           360                           80
1701103160             151575.38     12/1/2003      11/1/2033         948.29           360                           80
1701103175              89765.19     12/1/2003      11/1/2018         780.26           180                        31.38
1701103176             646100.88     12/1/2003      11/1/2033        3937.32           360                        74.06
1701103177             119687.51     12/1/2003      11/1/2033         778.32           360                        64.86
1701103178             139981.83     12/1/2003      11/1/2033         670.83           360                           80
1701103181             760519.38     12/1/2003      11/1/2033        4945.57           360                        65.45
1701103201             338929.95     12/1/2003      11/1/2033        1984.15           360                           80
1701103202             462399.85     12/1/2003      11/1/2033           2023           360                           80
1701103211             251329.29     12/1/2003      11/1/2033        1613.59           360                           70
1701103216             105548.07     12/1/2003      11/1/2018         917.45           180                        35.08
1701103217             170804.41     12/1/2003      11/1/2033         856.28           360                           70
1701103221              418798.2     12/1/2003      11/1/2033        2586.02           360                           80
1701103225                272000      1/1/2004      12/1/2033        1331.67           360                           80
1701103226                344000     12/1/2003      11/1/2033        1218.33           360                           80
1701103231                294350     12/1/2003      11/1/2033         1349.1           360                           70
1701103236                648000     12/1/2003      11/1/2033           3240           360                           80
1701103238             127999.56     12/1/2003      11/1/2033         560.44           360                           70
1701103239              349317.9      1/1/2004      12/1/2033        2126.64           360                        76.09
1701103240                248000     12/1/2003      11/1/2033          852.5           360                           80
1701103248               1000000     12/1/2003      11/1/2033        2916.67           360                        68.97
1701103254             117147.31     12/1/2003      11/1/2033         704.48           360                        77.81
1701103261             136745.53      1/1/2004      12/1/2033          854.7           360                        41.52
1701103262             251484.88      1/1/2004      12/1/2033        1490.68           360                           80
1701103263                192500     12/1/2003      11/1/2033         681.77           360                           70
1701103269             199427.71     12/1/2003      11/1/2033        1231.44           360                        50.89
1701103270              159584.4     12/1/2003      11/1/2033        1037.76           360                           80
1701103272                230000      1/1/2004      12/1/2033        1126.04           360                        75.91
1701103273                720000     12/1/2003      11/1/2033           3300           360                           80
1701103274                218495     12/1/2003      11/1/2033          864.9           360                        47.81
1701103279             373199.99      1/1/2004      12/1/2033        2060.38           360                           80
1701103283             267069.28     12/1/2003      11/1/2033        1542.76           360                           80
1701103285                456000     12/1/2003      11/1/2033           2090           360                           80
1701103293                785900     12/1/2003      11/1/2033        3438.31           360                           70
1701103297             216642.68     12/1/2003      11/1/2033        1118.52           360                           95
1701103299             126378.84     12/1/2003      11/1/2033         832.33           360                           70
1701103310              127844.3      1/1/2004      12/1/2033         768.02           360                           70
1701103312                208000     12/1/2003      11/1/2033            845           360                        48.37
1701103314                292000     12/1/2003      11/1/2033        1186.25           360                           80
1701103316                219300     12/1/2003      11/1/2033         982.28           360                           85
1701103318             251206.88     12/1/2003      11/1/2033        1470.61           360                           80
1701103322             121581.72      1/1/2004      12/1/2033            494           360                           80
1701103325             164550.06      1/1/2004      12/1/2033        1042.91           360                        58.93
1701103326             383743.66      1/1/2004      12/1/2033        1958.98           360                           95
1701103347                500000      1/1/2004      12/1/2033         2187.5           360                        71.43
1701103349             155976.95     12/1/2003      11/1/2033            715           360                           80
1701103350                327600      1/1/2004      12/1/2033        1330.88           360                           80
1701103352             309199.29      1/1/2004      12/1/2033        1223.92           360                           80
1701103354             976842.17      1/1/2004      12/1/2033        5641.43           360                           70
1701103356                145500      1/1/2004      12/1/2033         651.72           360                        41.69
1701103358             165625.56      1/1/2004      12/1/2033         917.76           360                        69.99
1701103362                106400     12/1/2003      11/1/2033         387.92           360                           70
1701103366               1018750      1/1/2004      12/1/2033        5305.99           360                        76.89
1701103367             164670.45      1/1/2004      12/1/2033        1070.19           360                           75
1701103368             252536.05      2/1/2004       1/1/2034        1475.28           360                           80
1701103371             248548.39      1/1/2004      12/1/2033        1573.85           360                        62.41
1701103372             200147.44      1/1/2004      12/1/2033         974.15           360                        20.51
1701103381                284200      1/1/2004      12/1/2033         1450.6           360                           70
1701103383                161000      1/1/2004      12/1/2033          687.6           360                           70
1701103385              75469.43      1/1/2004      12/1/2033         490.35           360                           70
1701103390             251187.98      1/1/2004      12/1/2033        1450.65           360                           80
1701103393                440000      1/1/2004      12/1/2033        2291.67           360                           80
1701103395             283347.05      1/1/2004      12/1/2033        1568.26           360                           80
1701103398                190000      2/1/2004       1/1/2034         910.42           360                        74.51
1701103399              75469.43      1/1/2004      12/1/2033         490.35           360                           70
1701103401                296000      1/1/2004      12/1/2033        1356.67           360                           80
1701103404              98212.89      1/1/2004      12/1/2033         554.37           360                           60
1701103407               63758.3      1/1/2004      12/1/2033         479.61           360                           84
1701103408                480000      1/1/2004      12/1/2033           1750           360                        73.85
1701103409             182834.33      1/1/2004      12/1/2033        1098.38           360                           80
1701103411                344000      3/1/2004       2/1/2034         1397.5           360                           80
1701103416                304400      1/1/2004      12/1/2033        1395.17           360                           80
1701103418             261763.15      2/1/2004       1/1/2034        1656.02           360                        79.39
1701103419                920000      2/1/2004       1/1/2034         4887.5           360                           80
1701103422              491150.4      1/1/2004      12/1/2033         3191.1           360                           80
1701103424             155630.04      1/1/2004      12/1/2033        1011.81           360                        45.22
1701103427              149721.4      1/1/2004      12/1/2033          935.8           360                        73.53
1701103428             654839.26      1/1/2004      12/1/2033        4200.44           360                        79.52
1701103432              384970.2      1/1/2004      12/1/2033        1604.17           360                        28.52
1701103440             121340.09      2/1/2004       1/1/2034         788.38           360                        69.98
1701103445             185120.81      1/1/2004      12/1/2033         1097.3           360                           70
1701103447                296800      1/1/2004      12/1/2033        1545.83           360                           80
1701103455             178499.99      1/1/2004      12/1/2033         818.13           360                           70
1701103459             199157.43      1/1/2004      12/1/2023        1461.86           240                         67.8
1701103460              152870.6      1/1/2004      12/1/2023        1144.45           240                        79.95
1701103461             391199.76      1/1/2004      12/1/2033         1874.5           360                           80
1701103464                460000      3/1/2004       2/1/2034        2684.44           360                        70.77
1701103467              49828.07      2/1/2004       1/1/2019         421.93           180                        35.71
1701103470                224700      1/1/2004      12/1/2033        1100.09           360                           70
1701103478             399309.26      1/1/2004      12/1/2033        2594.39           360                        66.67
1701103481             184257.04      3/1/2004       2/1/2034         934.84           360                           85
1701103490             160895.79      1/1/2004      12/1/2018        1389.03           180                        58.91
1701103496              415208.5      1/1/2004      12/1/2033        2561.38           360                           80
1701103497             124784.15      1/1/2004      12/1/2033         810.75           360                        67.57
1701103498             457462.99      1/1/2004      12/1/2033        2711.61           360                        75.16
1701103505                650000      3/1/2004       2/1/2034           3250           360                           50
1701103514             163655.25      1/1/2004      12/1/2033        1009.78           360                           80
1701103520             299704.57      1/1/2004      12/1/2033         1187.5           360                           80
1701103534             127851.36      2/1/2004       1/1/2034         809.68           360                           70
1701103543               85341.2      1/1/2004      12/1/2033         533.41           360                           95
1701103544             155957.37      1/1/2004      12/1/2033         763.75           360                        84.32
1701103546                236250      2/1/2004       1/1/2034        1082.81           360                           75
1701103550                177100      1/1/2004      12/1/2033         940.84           360                           70
1701103552                999000      2/1/2004       1/1/2034        4786.88           360                        79.29
1701103558                248000      1/1/2004      12/1/2033           1085           360                           80
1701103561              84906.95      2/1/2004       1/1/2034         482.63           360                        64.89
1701103562                286400      2/1/2004       1/1/2034        1461.83           360                           80
1701103566                477850      2/1/2004       1/1/2034        2737.68           360                        89.99
1701103572             174667.03      1/1/2004      12/1/2033        1077.51           360                        71.72
1701103574              536116.6      1/1/2004      12/1/2018        4412.25           180                        66.26
1701103579                203600      2/1/2004       1/1/2034         954.38           360                           80
1701103582             368941.27      1/1/2004      12/1/2033        2278.15           360                        89.16
1701103585             559918.54      1/1/2004      12/1/2033        2566.67           360                           80
1701103586                822000      1/1/2004      12/1/2033         3767.5           360                           80
1701103587                157600      2/1/2004       1/1/2034         771.58           360                           80
1701103589                355500      2/1/2004       1/1/2034        1851.56           360                        93.55
1701103590                444000      2/1/2004       1/1/2034         2127.5           360                           80
1701103594             168646.26      1/1/2004      12/1/2033         986.24           360                        58.28
1701103595                329000      2/1/2004       1/1/2034        1439.38           360                           70
1701103601             455153.06      1/1/2004      12/1/2033        2844.85           360                           80
1701103603                115900      2/1/2004       1/1/2034         398.41           360                           95
1701103605              42957.19      2/1/2004       1/1/2034         257.81           360                        41.39
1701103606                212000      1/1/2004      12/1/2033         971.67           360                           80
1701103611             300727.89      2/1/2004       1/1/2034        1902.53           360                        73.41
1701103613             159723.71      1/1/2004      12/1/2033        1037.76           360                           80
1701103614                208000      2/1/2004       1/1/2034         823.33           360                           80
1701103615             175696.07      1/1/2004      12/1/2033        1141.53           360                           80
1701103618                273200      2/1/2004       1/1/2034        1166.79           360                           80
1701103631             223718.17      2/1/2004       1/1/2034         1168.5           360                           80
1701103638                 75000      2/1/2004       1/1/2034         296.87           360                        35.71
1701103639                212000      1/1/2004      12/1/2033         905.42           360                           80
1701103644             159341.21      2/1/2004       1/1/2034         956.29           360                        49.38
1701103646                200000      3/1/2004       2/1/2034        1231.44           360                           80
1701103648             149706.47      2/1/2004       1/1/2034         923.58           360                           50
1701103651             207761.41      2/1/2004       1/1/2034        1148.58           360                           80
1701103656                273000      2/1/2004       1/1/2034        1478.75           360                           70
1701103658             750000.01      2/1/2004       1/1/2034        3671.87           360                        78.13
1701103660             123882.34      2/1/2004       1/1/2034         763.49           360                           80
1701103661                455200      2/1/2004       1/1/2034        2181.17           360                           80
1701103663             649383.25      2/1/2004       1/1/2034        4002.17           360                        60.75
1701103668                312000      2/1/2004       1/1/2034           1430           360                        75.54
1701103672                156750      2/1/2004       1/1/2034         620.47           360                           95
1701103676             550870.63      2/1/2004       1/1/2034        3996.95           360                           75
1701103678             244382.28      2/1/2004       1/1/2034        1278.04           360                         79.8
1701103681                296000      2/1/2004       1/1/2034           1295           360                        82.22
1701103682                213400      2/1/2004       1/1/2034         800.63           360                           70
1701103688                160000      2/1/2004       1/1/2034         833.33           360                           80
1701103696             409072.45      2/1/2004       1/1/2034        2389.74           360                           90
1701103699                316000      2/1/2004       1/1/2034        1250.83           360                           80
1701103702                271900      3/1/2004       2/1/2034        1718.59           360                        79.99
1701103704                632000      2/1/2004       1/1/2034        3028.33           360                           80
1701103705             193497.99      2/1/2004       1/1/2034         886.88           360                           90
1701103706              185970.8      2/1/2004       1/1/2034         986.45           360                           80
1701103708                932000      2/1/2004       1/1/2034        4368.75           360                           80
1701103710                135000      3/1/2004       2/1/2034         831.22           360                         40.3
1701103713             255663.74      2/1/2004       1/1/2034        1496.86           360                           90
1701103714             342882.12      2/1/2004       1/1/2034        2141.13           360                           80
1701103719             143957.22      2/1/2004       1/1/2019        1184.78           180                        40.17
1701103721             852936.31      2/1/2004       1/1/2034        3559.38           360                           75
1701103728             431628.05      2/1/2004       1/1/2034        2801.95           360                           80
1701103729                532000      2/1/2004       1/1/2034        2715.42           360                           80
1701103736                508000      2/1/2004       1/1/2034        2381.25           360                           80
1701103743             214805.63      2/1/2004       1/1/2034        1358.95           360                        59.23
1701103746             459166.04      2/1/2004       1/1/2034        2907.52           360                           80
1701103749             187238.65      2/1/2004       1/1/2034        1215.48           360                        84.99
1701103754                925400      2/1/2004       1/1/2034        3759.44           360                        79.84
1701103756                331900      3/1/2004       2/1/2034        1313.77           360                           80
1701103760                200000      2/1/2004       1/1/2034         833.33           360                           80
1701103762                320000      2/1/2004       1/1/2034           1400           360                           80
1701103764                302000      2/1/2004       1/1/2034        1384.17           360                           80
1701103766                108400      3/1/2004       2/1/2034         533.26           360                           80
1701103768             291905.47      2/1/2004       1/1/2034        1155.83           360                           80
1701103772                216000      3/1/2004       2/1/2034          922.5           360                           80
1701103774                 65000      3/1/2004       2/1/2034         284.38           360                        39.39
1701103779                228000      2/1/2004       1/1/2034            950           360                           80
1701103780             580474.76      3/1/2004       2/1/2034        3672.32           360                        70.42
1701103791                 98000      3/1/2004       2/1/2034            652           360                           70
1701103794                444000      3/1/2004       2/1/2034        2806.38           360                           80
1701103795             115900.12      2/1/2004       1/1/2034         752.38           360                           80
1701103797             479474.61      2/1/2004       1/1/2034        2725.39           360                           80
1701103799             333712.43      2/1/2004       1/1/2034        2166.32           360                        78.59
1701103800                126000      2/1/2004       1/1/2034            525           360                           60
1701103801             222750.11      2/1/2004       1/1/2034        1248.74           360                        39.82
1701103809                695900      3/1/2004       2/1/2034        3189.54           360                           80
1701103811                304800      2/1/2004       1/1/2034         1206.5           360                           80
1701103813                650000      3/1/2004       2/1/2034        2572.92           360                        79.08
1701103816                200000      2/1/2004       1/1/2034            875           360                        72.73
1701103822              473443.5      2/1/2004       1/1/2034        2580.87           360                        56.09
1701103823                125000      3/1/2004       2/1/2034         779.84           360                        89.29
1701103830                291700      2/1/2004       1/1/2034        1154.65           360                        79.76
1701103831                290000      3/1/2004       2/1/2034        1715.46           360                           58
1701103843                166500      2/1/2004       1/1/2034         659.06           360                           90
1701103846                916000      2/1/2004       1/1/2034        4198.33           360                        79.65
1701103847             458632.94      3/1/2004       2/1/2034        3092.37           360                           90
1701103848                161000      2/1/2004       1/1/2034         536.67           360                        74.88
1701103850                384000      3/1/2004       2/1/2034           1800           360                           80
1701103851             774264.65      2/1/2004       1/1/2034        4771.81           360                        51.67
1701103852                360000      3/1/2004       2/1/2034        2455.84           360                           90
1701103853                335000      3/1/2004       2/1/2034        2172.81           360                        83.75
1701103854                196000      3/1/2004       2/1/2034         816.67           360                           80
1701103859             211263.22      2/1/2004       1/1/2019         1774.7           180                        78.52
1701103865                612300      3/1/2004       2/1/2034        2423.69           360                           80
1701103873             174837.91      3/1/2004       2/1/2034        1091.77           360                        79.55
1701103876                335800      3/1/2004       2/1/2034        1364.19           360                        69.98
1701103879                408800      3/1/2004       2/1/2034        1618.17           360                           80
1701103884             327991.67      2/1/2004       1/1/2034        1571.67           360                         78.1
1701103892                168000      3/1/2004       2/1/2034            770           360                           80
1701103894                193200      3/1/2004       2/1/2034          885.5           360                           80
1701103898                420700      3/1/2004       2/1/2034        1840.56           360                           80
1701103899                175000      3/1/2004       2/1/2034         802.08           360                        42.68
1701103900                282400      3/1/2004       2/1/2034        1206.08           360                           80
1701103908                500000      3/1/2004       2/1/2019        4085.42           180                        58.82
1701103915                411600      3/1/2004       2/1/2034        2635.52           360                           70
1701103916                256000      3/1/2004       2/1/2034         1639.2           360                           80
1701103918                630700      3/1/2004       2/1/2034        4143.25           360                           70
1701103920                257350      3/1/2004       2/1/2034        1799.43           360                           90
1701103924                232600      3/1/2004       2/1/2034        1114.54           360                        89.99
1701103926                207950      3/1/2004       2/1/2034          953.1           360                        79.99
1701103928                304000      3/1/2004       2/1/2019        2544.85           180                           80
1701103933                286400      3/1/2004       2/1/2034           1253           360                           80
1701103935                196000      3/1/2004       2/1/2034        1255.01           360                           80
1701103941                376000      3/1/2004       2/1/2034         1997.5           360                        78.33
1701103943                215000      3/1/2004       2/1/2034        1030.21           360                        87.76
1701103949                468000      3/1/2004       2/1/2034           1950           360                           80
1701103956                380000      3/1/2004       2/1/2034        1227.08           360                           80
1701103957                600000      3/1/2004       2/1/2034           2625           360                           80
1701103960                520000      3/1/2004       2/1/2034           2275           360                           80
1701103962                288000      3/1/2004       2/1/2034           1350           360                           80
1701103965                130000      3/1/2004       2/1/2034         514.58           360                           80
1701103967                319200      3/1/2004       2/1/2034        1230.25           360                           80
1701103970                169000      3/1/2004       2/1/2034         704.17           360                        58.28
1701103971                222950      3/1/2004       2/1/2034        1021.85           360                           80
1701103978                308000      3/1/2004       2/1/2034        1629.97           360                           80
1701103982                420000      3/1/2004       2/1/2034        2484.46           360                        24.71
1701103989                367500      3/1/2004       2/1/2034        1492.97           360                           70
1701103994                635000      3/1/2004       2/1/2034        2513.54           360                        74.71
1701104009             154201.24      3/1/2004       2/1/2034         793.83           360                           80
1701104012                106400      3/1/2004       2/1/2034         443.33           360                           80
1701104016                147000      3/1/2004       2/1/2034         811.74           360                           70
1701104018             303608.68      3/1/2004       2/1/2034        1562.99           360                           80
1701104020                560000      3/1/2004       2/1/2034           2275           360                           80
1701104032                216000      3/1/2004       2/1/2034        1329.95           360                        58.86
1701104033                220000      3/1/2004       2/1/2034          962.5           360                           80
1701104036                833000      3/1/2004       2/1/2034        4471.72           360                           70
1701104041                483000      3/1/2004       2/1/2034        2213.75           360                           70
1701104049                328000      3/1/2004       2/1/2034        2019.56           360                        77.18
1701104051                160000      3/1/2004       2/1/2034         834.64           360                        56.94
1701104052                421650      3/1/2004       2/1/2034        2108.25           360                           90
1701104057                244000      3/1/2004       2/1/2034         965.83           360                           80
1701104071                252000      3/1/2004       2/1/2034           1155           360                           80
1701104073                555200      3/1/2004       2/1/2034        2544.67           360                           80
1701104078                356000      3/1/2004       2/1/2034        2077.52           360                        54.77
1701104088                488000      3/1/2004       2/1/2034        2236.67           360                           80
1701104089                486000      3/1/2004       2/1/2034        2913.82           360                           60
1701104096                599650      3/1/2004       2/1/2034        3128.06           360                        79.96
1701104106                211400      3/1/2004       2/1/2034         858.81           360                        89.96
1701104107              224770.6      3/1/2004       2/1/2034        1330.96           360                        52.33
1701104137                288000      3/1/2004       2/1/2034           1350           360                           80
1701104140                265000      3/1/2004       2/1/2034        1131.77           360                        69.37
1701104154                214400      3/1/2004       2/1/2034            804           360                           80
1701104163                372000      3/1/2004       2/1/2034         1317.5           360                           80
1702100082             119656.61     12/1/2003      11/1/2033         738.87           360                        30.74
1702100086             129171.24     12/1/2003      11/1/2033         830.81           360                           70
1702100095             239207.67     12/1/2003      11/1/2033        1438.93           360                           80
1702100100             239244.65     12/1/2003      11/1/2033        1400.58           360                           80
1702100101             134631.86     12/1/2003      11/1/2033          853.3           360                           75
1702100102             279032.23     12/1/2003      11/1/2033        1546.18           360                           80
1702100105             224248.13     12/1/2003      11/1/2033        1277.53           360                           90
1702100111             408621.18      2/1/2004       1/1/2034        2551.63           360                        83.47
1702100112             150357.19      2/1/2004       1/1/2034         926.66           360                        82.24
1702100115             199777.91      2/1/2004       1/1/2034        1135.58           360                        57.97
1702100116              67176.54      2/1/2004       1/1/2034         426.65           360                           90
1702100117              59734.54      2/1/2004       1/1/2034         339.54           360                        94.85
1702100118              67441.88      2/1/2004       1/1/2034         437.81           360                           90
1702100123             175598.67      2/1/2004       1/1/2034        1139.92           360                           95
1702100126              58943.29      2/1/2004       1/1/2034         363.28           360                        49.17
1702100127              61588.62      2/1/2004       1/1/2034         369.63           360                        94.99
1702100129                248000      3/1/2004       2/1/2034         1547.2           360                           80
1702100132                148000      3/1/2004       2/1/2034         935.47           360                           80
1702100140                310500      3/1/2004       2/1/2034        1293.75           360                           90
1702100141                261000      3/1/2004       2/1/2034        1250.63           360                           90
1702100142                 91200      3/1/2004       2/1/2034            361           360                           80
1702100144                322000      3/1/2004       2/1/2034        1341.67           360                           70
1702100151                168000      3/1/2004       2/1/2034            840           360                        78.14
1703100011               1000000     12/1/2003      11/1/2033         4687.5           360                        78.13
1703100070             212478.41      2/1/2004       1/1/2034         885.42           360                           85
1703100076                199200     12/1/2003      11/1/2033         1120.5           360                           80
1703100080             220573.63     11/1/2003      10/1/2033        1158.58           360                        94.51
1703100083              99649.76     11/1/2003      10/1/2033         477.73           360                         74.4
1703100090             349045.63     12/1/2003      11/1/2033        2212.24           360                           70
1703100094                192800     12/1/2003      11/1/2033            964           360                           80
1703100097                183000     12/1/2003      11/1/2033         819.69           360                        50.83
1703100098                 70000     12/1/2003      11/1/2033         240.63           360                           70
1703100102                244000     12/1/2003      11/1/2033           1220           360                           80
1703100104              116740.4     12/1/2003      11/1/2033         536.25           360                        94.35
1703100113                276000     12/1/2003      11/1/2033        1293.75           360                        89.76
1703100115             428936.39     12/1/2003      11/1/2033        2860.81           360                        69.92
1703100117                237500      1/1/2004      12/1/2033          940.1           360                           95
1703100121             171574.53     12/1/2003      11/1/2033        1144.33           360                           80
1703100126                147000     12/1/2003      11/1/2033         643.13           360                           70
1703100131             152050.77      1/1/2004      12/1/2033         842.67           360                           70
1703100133             141467.57      1/1/2004      12/1/2033         648.54           360                        69.36
1703100137                319000     12/1/2003      11/1/2033         1362.4           360                        79.95
1703100139                170000      1/1/2004      12/1/2033         814.58           360                        64.39
1703100149                181600      2/1/2004       1/1/2034          794.5           360                           80
1703100151                108500      1/1/2004      12/1/2033         452.08           360                           70
1703100161                640000      2/1/2004       1/1/2034        2933.33           360                           80
1703100162                308000      1/1/2004      12/1/2033        1443.75           360                        73.33
1703100170             879204.47      2/1/2004       1/1/2034         5562.2           360                           80
1703100172             124827.02      2/1/2004       1/1/2034         739.43           360                         50.4
1703100174                148000      2/1/2004       1/1/2034         755.42           360                           80
1703100175                207000      2/1/2004       1/1/2034         970.31           360                           90
1703100179              93602.17      2/1/2004       1/1/2034         546.81           360                        69.98
1703100182                190500      3/1/2004       2/1/2034        1142.15           360                        78.72
1703100185                236700      2/1/2004       1/1/2034         887.63           360                           90
1703100187             332909.89      2/1/2004       1/1/2034        2135.44           360                        85.51
1703100190                236000      3/1/2004       2/1/2034        1414.94           360                           80
1703100192                 90000      2/1/2004       1/1/2034         393.75           360                           90
1703100193             190908.22      2/1/2004       1/1/2034            720           360                           80
1703100199                203000      2/1/2004       1/1/2034         930.42           360                        94.42
1703100203                254050      2/1/2004       1/1/2034         954.19           360                        84.25
1703100204                174800      3/1/2004       2/1/2034         691.92           360                        92.98
1703100207                212000      2/1/2004       1/1/2034         883.33           360                           80
1703100215             209975.89      2/1/2004       1/1/2034        1006.25           360                        89.36
1703100217                 81500      3/1/2004       2/1/2034         469.16           360                        43.58
1703100219                 80000      3/1/2004       2/1/2034            350           360                           80
1703100220                159000      2/1/2004       1/1/2034         629.37           360                        69.13
1703100221                149400      3/1/2004       2/1/2034         653.63           360                           90
1703100222                576000      2/1/2004       1/1/2034           2340           360                           80
1703100233                508000      3/1/2004       2/1/2034        2010.83           360                           80
1703100238                154400      3/1/2004       2/1/2034          675.5           360                           80
1703100244                200000      3/1/2004       2/1/2034         645.83           360                           80
1703100247                102000      3/1/2004       2/1/2034         603.37           360                           60
1703100248                150000      3/1/2004       2/1/2034         656.25           360                        88.24
1703100251                104000      3/1/2004       2/1/2034         433.33           360                        69.33
1703100263                 95900      3/1/2004       2/1/2034         449.53           360                        79.98
1703100272                192000      3/1/2004       2/1/2034         1030.7           360                        61.74
1901008936             344977.61      8/1/2003       7/1/2033        2060.02           360                        44.13
1901009915              635180.1      8/1/2003       7/1/2033        3734.87           360                        77.58
1901010847             283719.91     11/1/2003      10/1/2033        1600.37           360                           75
1901011291             135161.07      2/1/2004       1/1/2034         950.94           360                        78.61
1901011391             193194.17      1/1/2004      12/1/2033        1313.46           360                           90
1901011412             112345.43      1/1/2004      12/1/2033         817.66           360                           75
1901011486             127212.73      1/1/2004      12/1/2023         954.33           240                        35.07
1901011491             418274.54     12/1/2003      11/1/2033        2484.46           360                        64.12
1901011504             319355.16      1/1/2004      12/1/2033        1908.29           360                        69.41
1901011671             264217.68      1/1/2004      12/1/2033        1877.38           360                           70
1901011747              214602.6      1/1/2004      12/1/2033        1344.84           360                        53.75
1901011749             229311.88      2/1/2004       1/1/2034        1526.87           360                           90
1901011780             299777.35      1/1/2004      12/1/2033        2097.65           360                        85.71
1901011804             246756.17      1/1/2004      12/1/2033        1570.61           360                        89.89
1901011834             279758.92      3/1/2004       2/1/2034        1816.08           360                           70
1901011905             446022.37      1/1/2004      12/1/2018        3647.09           180                           36
1901012285             171317.86      1/1/2004      12/1/2033        1141.66           360                        79.81
1901012299             195619.85      1/1/2004      12/1/2033        1194.09           360                           80
1901012430                275000      2/1/2004       1/1/2034        1203.13           360                        50.18
1901012461             184836.77      3/1/2004       2/1/2034        1184.58           360                        83.33
1901012625                251000      3/1/2004       2/1/2034        1627.99           360                        73.82
1901013157                469000      3/1/2004       2/1/2019        3801.09           180                        64.69
3302000285             358498.18     12/1/2003      11/1/2018        2914.06           180                        74.74
5201461700             210136.43      5/1/2003       4/1/2033        1603.83           360                           90
5201553900             148963.68      8/1/2003       7/1/2033         911.42           360                        58.82
7301100043              558936.5      2/1/2004       1/1/2034        2858.33           360                        75.68
7301100050                130100      2/1/2004       1/1/2034         528.53           360                        79.64
                     309710004.7

Id            Paid2Dt         AdjRtCd        Warehouse     BallCd        Appraisal      Escrow        LienPos        DlgHist
--            -------         -------        ---------     ------        ---------      ------        -------        -------
36558583             4/1/2004  A                                                 170000
36565364             3/1/2004  F                                                 150000
36565745             3/1/2004  F                                                 365000
36576619             3/1/2004  A                                                 107000
36580009             4/1/2004  A                                                 235000
36587954             3/1/2004  A                                                 180000
36590370             4/1/2004  A                                                 256500
36590586             3/1/2004  A                                                 322000
36597953             4/1/2004  A                                                 315000
36600955             4/1/2004  A                                                 196000
36603686             4/1/2004  A                                                 189000
36612281             4/1/2004  F                                                 250000
36615359             3/1/2004  A                                                  70000
36617413             3/1/2004  A                                                 230000
36628063             3/1/2004  A                                                 330000
36628741             3/1/2004  A                                                 190000
36632214             3/1/2004  A                                                  67000
36632743             3/1/2004  A                                                 171000
36633683             3/1/2004  A                                                 115000
36636496             3/1/2004  A                                                 159990
36638294             3/1/2004  A                                                  65000
36644995             2/1/2004  A                                                 145667
36647790             3/1/2004  A                                                  94500
36650430             3/1/2004  A                                                 165000
36650927             3/1/2004  A                                                 127000
36653004             3/1/2004  A                                                  89500
36655546             3/1/2004  A                                                 180500
36655744             3/1/2004  A                                                 118000
36657179             3/1/2004  A                                                 216000
36657278             3/1/2004  F                                                 136000
36659845             3/1/2004  A                                                 242500
36662179             3/1/2004  A                                                  81000
36666238             3/1/2004  A                                                 250000
36668507             3/1/2004  A                                                 238500
36669158             3/1/2004  A                                                 189000
36670974             3/1/2004  A                                                 146490
36671378             3/1/2004  F                                                 352655
36671568             4/1/2004  A                                                 190000
36673531             3/1/2004  F                                                 169679
36673820             3/1/2004  A                                                 190000
36676047             3/1/2004  A                                                 245000
36677151             3/1/2004  F                                                 139500
36678266             3/1/2004  A                                                 183000
36678415             3/1/2004  A                                                 154000
36679504             3/1/2004  A                                                 200000
36683167             3/1/2004  A                                                  86000
36689677             4/1/2004  A                                                 209361
36691871             3/1/2004  F                                                 115000
36691970             3/1/2004  A                                                 210000
36693000             3/1/2004  A                                                 120000
36696680             4/1/2004  A                                                 140000
36696706             3/1/2004  A                                                 308000
36698066             4/1/2004  F                                                 213000
36698959             4/1/2004  A                                                 119000
36701894             2/1/2004  A                                                 216000
36704179             3/1/2004  A                                                 138000
36705663             3/1/2004  F                                                 190000
36707495             4/1/2004  A                                                 172000
36707677             3/1/2004  A                                                 201000
36708931             3/1/2004  A                                                 145700
36711752             3/1/2004  A                                                 280000
36712750             3/1/2004  A                                                 125000
36714814             3/1/2004  A                                                 176820
36721108             5/1/2004  A                                                 195000
36721637             4/1/2004  A                                                 129000
36722163             3/1/2004  A                                                 180000
36726040             3/1/2004  A                                                 152000
36727360             3/1/2004  A                                                 270000
36727600             4/1/2004  A                                                 212000
36728541             3/1/2004  F                                                 115000
36728657             3/1/2004  A                                                 122000
36729606             3/1/2004  A                                                 215000
36729846             2/1/2004  A                                                 117000
36730950             3/1/2004  F                                                 290000
36733087             4/1/2004  A                                                 115000
36734044             3/1/2004  A                                                 280000
36734192             3/1/2004  A                                                 140500
36738466             3/1/2004  A                                                 249900
36742518             4/1/2004  A                                                 254000
36742591             3/1/2004  A                                                 305000
36742781             3/1/2004  A                                                 170000
36744225             3/1/2004  A                                                 295000
36745131             3/1/2004  A                                                 156500
36747616             3/1/2004  A                                                 200000
36748507             3/1/2004  A                                                 153900
36749463             3/1/2004  A                                                 171926
36749596             4/1/2004  A                                                 180000
36752301             3/1/2004  A                                                 137000
36752830             3/1/2004  F                                                  95000
36754026             3/1/2004  A                                                 112000
36755940             3/1/2004  F                                                 205000
36756948             3/1/2004  A                                                 108000
36757482             3/1/2004  A                                                 289900
36757896             4/1/2004  A                                                 203375
36759215             3/1/2004  A                                                 191900
36759256             3/1/2004  A                                                 341000
36763019             4/1/2004  A                                                 130000
36763290             3/1/2004  A                                                 276000
36767119             3/1/2004  F                                                  75000
36769602             4/1/2004  A                                                 106000
36769982             3/1/2004  A                                                 137000
36770196             4/1/2004  A                                                 320454
36770832             3/1/2004  A                                                 224000
36771640             4/1/2004  A                                                 410000
36771715             4/1/2004  A                                                 140000
36774776             3/1/2004  A                                                 155000
36775807             3/1/2004  F                                                 154000
36775815             4/1/2004  A                                                  79000
36776185             3/1/2004  A                                                 115000
36776532             3/1/2004  A                                                 255000
36776672             3/1/2004  A                                                 285000
36776938             3/1/2004  A                                                 189000
36777324             4/1/2004  A                                                 241500
36777456             3/1/2004  A                                                 320000
36778678             4/1/2004  F                                                  88000
36780856             4/1/2004  A                                                 235000
36781193             3/1/2004  A                                                  78000
36781433             3/1/2004  A                                                 175000
36781573             3/1/2004  F                                                 175000
36782209             3/1/2004  A                                                 111500
36784296             4/1/2004  A                                                 148000
36786945             4/1/2004  A                                                  50000
36788081             3/1/2004  A                                                 272000
36788719             3/1/2004  A                                                 210000
36788743             3/1/2004  A                                                 302000
36788859             3/1/2004  A                                                 212000
36788974             3/1/2004  A                                                 180000
36789683             3/1/2004  A                                                 120000
36791218             3/1/2004  F                                                  50000
36791739             3/1/2004  A                                                 212000
36792190             3/1/2004  A                                                 121000
36792778             3/1/2004  A                                                 140000
36793594             3/1/2004  A                                                 295000
36794410             3/1/2004  A                                                 110000
36796381             3/1/2004  F                                                 112000
36797017             3/1/2004  A                                                 160000
36797298             3/1/2004  A                                                 130000
36797769             3/1/2004  A                                                 258000
36798049             3/1/2004  F                                                 193000
36798742             4/1/2004  A                                                 211500
36799211             3/1/2004  A                                                 245000
36799401             3/1/2004  A                                                 320000
36800282             3/1/2004  A                                                 240000
36800423             3/1/2004  A                                                 118000
36801140             3/1/2004  A                                                 225000
36801710             3/1/2004  A                                                 135000
36801744             3/1/2004  A                                                 175000
36802320             3/1/2004  A                                                 199000
36802395             3/1/2004  A                                                 275000
36802874             3/1/2004  A                                                 128000
36802890             4/1/2004  F                                                 120000
36802965             3/1/2004  A                                                  90000
36803237             4/1/2004  A                                                 286000
36803328             3/1/2004  A                                                 190000
36804201             3/1/2004  A                                                 154000
36804615             3/1/2004  A                                                 148200
36804920             3/1/2004  A                                                  89000
36805026             4/1/2004  A                                                 145000
36805935             3/1/2004  A                                                 162250
36806164             4/1/2004  A                                                 231000
36806511             3/1/2004  A                                                 188533
36808210             3/1/2004  A                                                 395000
36808483             3/1/2004  A                                                 220000
36808939             4/1/2004  A                                                 134000
36809036             3/1/2004  A                                                 275000
36809242             4/1/2004  A                                                 213000
36809846             3/1/2004  F                                                  62000
36812428             3/1/2004  A                                                 215000
36813129             3/1/2004  A                                                 130000
36813475             4/1/2004  A                                                 169900
36813699             3/1/2004  A                                                 184800
36813954             4/1/2004  A                                                  78500
36815074             3/1/2004  A                                                 236000
36815215             3/1/2004  A                                                 223977
36815249             4/1/2004  A                                                 144000
36815322             3/1/2004  A                                                 140000
36815470             3/1/2004  F                                                  89500
36816023             2/1/2004  A                                                 147000
36816387             4/1/2004  A                                                 142000
36817278             4/1/2004  A                                                 146000
36817674             3/1/2004  A                                                 215000
36818334             3/1/2004  A                                                 148900
36819233             3/1/2004  A                                                  81000                            1
36819407             3/1/2004  A                                                 380000
36819555             3/1/2004  A                                                  75000
36820520             3/1/2004  A                                                 175000
36821049             4/1/2004  A                                                 312001
36821296             4/1/2004  A                                                 126240
36821353             4/1/2004  A                                                 265000
36821726             3/1/2004  A                                                 240000
36822005             3/1/2004  A                                                  67000
36822229             3/1/2004  A                                                 300000
36823813             4/1/2004  A                                                 170000
36824050             3/1/2004  A                                                 205000
36826212             4/1/2004  A                                                 233500
36826899             3/1/2004  A                                                 175000
36827616             3/1/2004  A                                                 242000
36827640             4/1/2004  A                                                 310000
36827921             3/1/2004  A                                                 155103
36828010             3/1/2004  A                                                 315032
36828341             3/1/2004  A                                                 130000
36828770             3/1/2004  A                                                 157500
36829356             4/1/2004  A                                                 232000
36829711             3/1/2004  A                                                 295000
36829885             4/1/2004  A                                                  58000
36829935             3/1/2004  A                                                 115000
36832459             3/1/2004  A                                                 185000
36832491             3/1/2004  A                                                 150000
36832517             3/1/2004  A                                                 191000
36832905             3/1/2004  F                                                 133350
36833267             4/1/2004  A                                                 185000
36834323             3/1/2004  A                                                 280000
36834687             4/1/2004  A                                                 225000
36834794             3/1/2004  A                                                 128000
36835668             3/1/2004  A                                                 315000
36836989             3/1/2004  A                                                 215950
36837276             3/1/2004  F                                                 220000
36837359             3/1/2004  A                                                 160500
36838019             3/1/2004  A                                                 267000
36838746             3/1/2004  F                                                 152000
36839355             4/1/2004  A                                                  86200
36839595             3/1/2004  A                                                 183500
36839983             3/1/2004  F                                                 185000
36840973             3/1/2004  A                                                 319000
36842433             2/1/2004  A                                                  92800
36842714             4/1/2004  A                                                 285000
36842722             3/1/2004  A                                                 170000
36842961             4/1/2004  A                                                 400000
36843449             3/1/2004  F                                                 175000
36843480             4/1/2004  A                                                 173900
36844298             3/1/2004  A                                                 136000
36844561             3/1/2004  A                                                 170000
36844579             3/1/2004  A                                                 178900
36845030             3/1/2004  A                                                 162000
36845766             3/1/2004  A                                                 125000
36846731             3/1/2004  A                                                 178000
36846897             3/1/2004  A                                                 139000
36847960             3/1/2004  A                                                 255000
36848075             3/1/2004  A                                                 160000
36848166             3/1/2004  A                                                 177000
36849974             3/1/2004  A                                                 132102
36850303             3/1/2004  F                                                 150000
36851798             3/1/2004  A                                                 259000
36853018             4/1/2004  A                                                  83000
36853455             4/1/2004  A                                                 260500
36853554             3/1/2004  A                                                 307000
36854024             3/1/2004  A                                                 215000
36854065             3/1/2004  F                                                 200000
36854438             3/1/2004  A                                                 137000
36858314             3/1/2004  A                                                 215000
36860823             3/1/2004  A                                                  40000
36866721             4/1/2004  A                                                 192500
36867091             3/1/2004  A                                                  82000
36867364             3/1/2004  A                                                 180000
36875243             3/1/2004  A                                                  99000
36875540             3/1/2004  A                                                 280000
1101001566           3/1/2004  F             RFC                                 250000
1101001751           3/1/2004  A             RFC                                 245000
1101001797           3/1/2004  A             UBS                                 173000
1101001862           3/1/2004  A             UBS                                  85000
1101001939           3/1/2004  A             UBS                                 340000
1101001944           3/1/2004  A             UBS                                 775000
1101001957           3/1/2004  A             RFC                                 294000
1101001996           3/1/2004  F             RFC                                 400000
1101002009           3/1/2004  A             RFC                                 135000
1101002015           3/1/2004  F             RFC                                 330000
1101002054           4/1/2004  F             UBS                                 310000
1101002061           3/1/2004  A             RFC                                 210000
1102000515           3/1/2004  A             UBS                                 350000
1102000554           4/1/2004  A             UBS                                 158000
1102000568           4/1/2004  A             UBS                                 208000
1102000574           4/1/2004  F             UBS                                 350000
1102000577           3/1/2004  F             UBS                                  47000                            1
1102000587           3/1/2004  A             UBS                                 259000
1102000621           4/1/2004  A             RFC                                 215000                            1
1102000622           4/1/2004  A             RFC                                 350000
1102000666           3/1/2004  A             RFC                                 270000
1104000051           3/1/2004  F             UBS                                  44500
1104000131           3/1/2004  A             UBS                                  65000
1104000142           3/1/2004  F             UBS                                 100000
1104000172           3/1/2004  A             RFC                                 335000
1104000184           3/1/2004  A             RFC                                 182500                            1
1104000203           4/1/2004  A             RFC                                 375000                            1
1104000219           4/1/2004  A             RFC                                 479000                            1
1104000237           3/1/2004  F             UBS                                  68000
1104000240           3/1/2004  A             RFC                                  90000
1104000284           3/1/2004  A             UBS                                 200000
1104000285           3/1/2004  A             UBS                                 200000
1105000567           3/1/2004  A             UBS                                 145000
1105000605           3/1/2004  F             UBS                                 428000
1105000639           3/1/2004  F             UBS                                 275000
1105000706           3/1/2004  A             UBS                                 100000
1105000707           3/1/2004  F             UBS                                 160000
1105000724           3/1/2004  F             UBS                                 273000
1105000764           3/1/2004  A             UBS                                 320000
1105000779           3/1/2004  A             UBS                                 340000
1105000792           3/1/2004  A             UBS                                 175000
1105000827           2/1/2004  A             UBS                                 382000
1105000859           3/1/2004  F             UBS                                 670000
1105000860           3/1/2004  A             UBS                                 420000
1105000866           3/1/2004  A             UBS                                 150000
1105000869           3/1/2004  A             UBS                                 400000
1105000896           3/1/2004  A             UBS                                 720000                            1
1105000900           4/1/2004  A             UBS                                 400000
1105000910           3/1/2004  A             UBS                                 400000
1105000914           3/1/2004  A             UBS                                 575000
1105100066           3/1/2004  F             RFC           B                     315000
1105100297           3/1/2004  A             RFC                                 196000
1105100318           3/1/2004  A             UBS                                 235000
1105100376           3/1/2004  A             UBS                                 215000
1105100412           3/1/2004  A             UBS                                 190000
1105100456           4/1/2004  A             UBS                                 258000
1105100473           3/1/2004  A             RFC                                 176000
1105100486           3/1/2004  A             UBS                                 240000
1105100509           3/1/2004  A             UBS                                 315000
1105100616           3/1/2004  A             UBS                                 223000
1105100666           3/1/2004  A             UBS                                 110000
1105100675           3/1/2004  A             UBS                                 200000
1105100753           4/1/2004  A             UBS                                 350000
1105100791           3/1/2004  A             UBS                                 148000
1105100824           3/1/2004  F             UBS                                 190000
1105100860           3/1/2004  A             UBS                                 161000
1105100877           4/1/2004  A             UBS                                  84000
1105100917           3/1/2004  A             UBS                                 365000
1105100922           2/1/2004  A             RFC                                 175000
1105100959           3/1/2004  F             RFC                                 265000
1105100973           4/1/2004  A             UBS                                 137000
1105100984           3/1/2004  A             UBS                                 499000
1105100989           4/1/2004  A             RFC                                 160000
1105101000           3/1/2004  A             UBS                                 340000
1105101003           3/1/2004  A             UBS                                 290000
1105101016           4/1/2004  A             RFC                                 430100
1105101017           3/1/2004  A             UBS                                 150000
1105101020           3/1/2004  A             UBS                                 185000
1105101021           4/1/2004  A             UBS                                 498000
1105101032           3/1/2004  A             UBS                                 285000
1105101041           3/1/2004  A             UBS                                 455000
1105101062           3/1/2004  A             UBS                                 117000
1105101064           3/1/2004  A             RFC                                1700000                            1
1105101074           3/1/2004  F             UBS                                 225000
1105101094           4/1/2004  A             UBS                                 496000
1105101109           3/1/2004  A             UBS                                 190000
1105101122           4/1/2004  A             UBS                                 560000
1105101129           3/1/2004  A             UBS                                 192000
1105101180           3/1/2004  A             UBS                                 498000
1105101201           3/1/2004  A             UBS                                 280000
1105101207           3/1/2004  A             RFC                                 262500
1105101215           3/1/2004  A             UBS                                 203000
1105101225           3/1/2004  A             UBS                                 405000
1105101230           3/1/2004  A             UBS                                 515000
1105101233           3/1/2004  A             UBS                                 330000
1105101236           3/1/2004  A             UBS                                 327500
1105101257           4/1/2004  A             UBS                                 170000
1105101258           3/1/2004  A             UBS                                 445000
1105101259           3/1/2004  F             RFC                                  96000
1105101268           3/1/2004  A             UBS                                 335000
1105101276           3/1/2004  A             UBS                                 375000
1105101277           3/1/2004  A             UBS                                 152000
1105101282           3/1/2004  A             UBS                                 485000
1105101286           3/1/2004  A             UBS                                 292000
1105101289           3/1/2004  A             UBS                                 400000                            1
1105101294           3/1/2004  A             UBS                                 155000
1105101302           3/1/2004  A             UBS                                 205000
1105101303           2/1/2004  A             UBS                                 360000
1105101304           3/1/2004  A             UBS                                 255000
1105101305           3/1/2004  A             UBS                                 270000
1105101319           3/1/2004  A             UBS                                 560000
1105101346           4/1/2004  A             UBS                                 320000
1105101347           4/1/2004  A             UBS                                 345000
1105101353           3/1/2004  A             UBS                                 470000
1105101355           3/1/2004  A             UBS                                 465000
1105101357           3/1/2004  A             UBS                                 102000
1105101359           3/1/2004  A             UBS                                 265000
1105101365           3/1/2004  A             UBS                                 282000
1105101366           3/1/2004  A             UBS                                  67000
1105101371           3/1/2004  A             UBS                                 271000
1105101373           3/1/2004  A             UBS                                 350000
1105101374           3/1/2004  A             UBS                                 280000
1105101376           4/1/2004  A             UBS                                 205000
1105101382           3/1/2004  A             UBS                                 350000
1105101384           3/1/2004  A             UBS                                 215000
1105101388           3/1/2004  A             UBS                                 250000
1105101389           3/1/2004  A             UBS                                 150000
1105101391           3/1/2004  A             UBS                                 156000
1105101392           4/1/2004  A             UBS                                 496000
1105101395           4/1/2004  A             UBS                                  77000
1105101398           3/1/2004  A             UBS                                 225000
1105101404           4/1/2004  A             UBS                                 253000
1105101405           3/1/2004  A             UBS                                 280000
1105101409           4/1/2004  A             UBS                                 456000
1105101410           3/1/2004  A             UBS                                 250000
1105101413           3/1/2004  A             UBS                                 147000
1105101415           4/1/2004  A             UBS                                 340000
1105101418           3/1/2004  A             UBS                                 109000
1105101424           3/1/2004  A             RFC                                 280000
1105101425           3/1/2004  A             UBS                                 201500
1105101426           3/1/2004  A             UBS                                 275000
1105101427           3/1/2004  A             UBS                                 227000
1105101431           4/1/2004  A             UBS                                 485000
1105101434           3/1/2004  A             UBS                                 370000
1105101445           3/1/2004  A             UBS                                 307000
1105101450           3/1/2004  A             UBS                                 318000
1105101460           3/1/2004  A             RFC                                 637000
1105101470           4/1/2004  F             UBS                                 137000                            1
1105101478           4/1/2004  A             UBS                                 110000
1105101479           3/1/2004  A             RFC                                 128000
1105101482           3/1/2004  A             UBS                                 239000
1105101484           6/1/2004  F             UBS                                 495000
1105101489           3/1/2004  A             UBS                                 235000
1105101491           3/1/2004  A             RFC                                 212000
1105101493           3/1/2004  A             UBS                                  91000
1105101498           3/1/2004  F             UBS                                 410000
1105101507           3/1/2004  F             UBS                                 366000
1105101509           3/1/2004  A             UBS                                 495000
1105101518           4/1/2004  A             UBS                                 499000
1105101527           3/1/2004  A             UBS                                 292000
1105101538           3/1/2004  A             RFC                                 155000
1105101542           3/1/2004  A             UBS                                 303000
1105101546           3/1/2004  A             UBS                                 475000
1105101547           4/1/2004  A             RFC                                 350000
1105101551           3/1/2004  A             RFC                                 137000
1105101565           3/1/2004  A             UBS                                 499000
1105101572           4/1/2004  A             UBS                                 220000
1105101581           3/1/2004  A             UBS                                 181000
1105101585           4/1/2004  A             UBS                                 255000
1105101590           3/1/2004  A             UBS                                 132000
1105101600           3/1/2004  F             UBS                                  60000
1105101601           3/1/2004  F             UBS                                  60000
1105101605           4/1/2004  F             UBS                                  90000
1105101617           3/1/2004  A             UBS                                 160000
1105101620           4/1/2004  F             UBS                                 240000
1105101625           4/1/2004  A             RFC                                 186500
1105101630           3/1/2004  A             UBS                                 280000
1105101642           3/1/2004  A             RFC                                 163000
1105101644           3/1/2004  A             UBS                                 128000
1105101659           4/1/2004  F             UBS                                 195000
1105101665           5/1/2004  A             UBS                                 112000
1105101669           3/1/2004  A             UBS                                 100000
1105101675           3/1/2004  A             RFC                                 186000
1105101678           3/1/2004  A             UBS                                 352000
1105101681           3/1/2004  A             UBS                                 298000
1105101686           3/1/2004  A             RFC                                 139000
1105101693           4/1/2004  A             RFC                                 375000
1105101699           3/1/2004  A             RFC                                 259500
1105101704           3/1/2004  F             RFC                                 230000
1105101707           3/1/2004  A             UBS                                 350000
1105101741           4/1/2004  F             UBS                                 210000
1105101742           4/1/2004  A             UBS                                  91000
1105101771           3/1/2004  F             UBS                                  99000
1105101865           3/1/2004  A             UBS                                 179000
1106000061           3/1/2004  F             UBS                                1165000
1106000160           3/1/2004  A             UBS                                 435000
1106000163           3/1/2004  A             UBS                                 340000
1106000172           3/1/2004  F             UBS                                 935000
1106000178           3/1/2004  A             UBS                                 762000
1108000233           3/1/2004  A             UBS                                 125000
1111000007           3/1/2004  F             UBS                                 490000
1112000106           4/1/2004  F             UBS                                 198300
1112000117           4/1/2004  A             RFC                                 232000
1112000124           3/1/2004  A             UBS                                 233000
1112000132           4/1/2004  A             UBS                                 290000
1112000152           4/1/2004  A             UBS                                 108000
1112000157           3/1/2004  A             RFC                                 325000
1112000175           3/1/2004  A             UBS                                 284000
1112000183           4/1/2004  A             UBS                                 270000
1113000027           3/1/2004  A             UBS                                 201000
1113000036           3/1/2004  F             UBS                                 645000
1113000038           3/1/2004  A             UBS                                 295000
1113000043           3/1/2004  A             UBS                                1120000                            1
1113000052           4/1/2004  F             UBS                                 820000
1301001107           3/1/2004  F             UBS                                 670000
1301001146           4/1/2004  F             UBS                                  74000
1301001190           3/1/2004  A             UBS                                 176000
1301001199           4/1/2004  A             UBS                                 155000
1301001204           3/1/2004  A             UBS                                 112000
1301001207           3/1/2004  A             RFC                                 360000
1301001209           3/1/2004  A             UBS                                 365000                            1
1301001210           3/1/2004  A             UBS                                 330000
1301001216           3/1/2004  A             UBS                                 115000
1301001220           3/1/2004  A             UBS                                 318000
1302001094           3/1/2004  A             UBS                                 275000
1302001165           3/1/2004  A             UBS                                 124000
1302001183           4/1/2004  A             UBS                                 118000
1302001190           3/1/2004  A             RFC                                  84000
1302001198           3/1/2004  F             UBS                                 111000
1302001199           3/1/2004  A             UBS                                 122500
1302001210           3/1/2004  A             RFC                                 150000
1302001211           4/1/2004  A             UBS                                 230000
1302001214           4/1/2004  A             RFC                                  87500
1303000759           4/1/2004  A             UBS                                 200000
1303000980           3/1/2004  A             UBS                                1100000
1303001034           4/1/2004  A             UBS                                 164000
1303001084           3/1/2004  A             UBS                                 251000
1303001122           3/1/2004  A             RFC                                 270000
1303001141           3/1/2004  A             RFC                                1000000
1303001157           3/1/2004  A             UBS                                  82000
1303001158           3/1/2004  A             UBS                                 262000
1303001159           3/1/2004  A             RFC                                 534000
1303001161           3/1/2004  A             UBS                                 295000
1303001164           3/1/2004  A             UBS                                 266000
1303001168           3/1/2004  A             UBS                                 275000
1303001180           3/1/2004  A             UBS                                  93000
1303001184           3/1/2004  A             UBS                                 440000
1303001188           4/1/2004  A             RFC                                 285000
1303001220           3/1/2004  A             UBS                                 200000
1303001235           3/1/2004  A             UBS                                 450000
1304003078           3/1/2004  A             RFC                                 147000
1304003109           3/1/2004  F             UBS                                 613000
1304003287           3/1/2004  A             RFC                                 565000
1304003338           3/1/2004  A             UBS                                 144000
1304003493           3/1/2004  A             UBS                                 247000
1304003519           3/1/2004  A             UBS                                 195000
1304003538           4/1/2004  A             UBS                                 153000
1304003566           3/1/2004  A             RFC                                 200000
1304003617           3/1/2004  A             UBS                                 157000
1304003625           3/1/2004  A             UBS                                 110000
1304003626           3/1/2004  F             RFC                                 154250
1304003633           2/1/2004  A             UBS                                 122000
1304003646           3/1/2004  A             UBS                                 118000
1304003654           3/1/2004  F             RFC                                 129000
1304003657           4/1/2004  A             RFC                                 231000
1304003662           4/1/2004  A             RFC                                 180000
1304003685           4/1/2004  A             UBS                                 200000
1304003692           2/1/2004  A             UBS                                 210000
1304003711           4/1/2004  A             UBS                                 206000
1304003719           3/1/2004  A             UBS                                 135000
1304003745           3/1/2004  A             UBS                                 125000
1304003761           3/1/2004  A             UBS                                 505000
1304003784           3/1/2004  A             RFC                                 250000
1304003787           3/1/2004  A             UBS                                 155000
1304003804           3/1/2004  A             UBS                                 385000
1304003808           3/1/2004  A             RFC                                 255000
1304003823           3/1/2004  A             UBS                                 116000
1304003834           3/1/2004  A             RFC                                 208000
1304003852           3/1/2004  A             RFC                                 252000
1304003868           2/1/2004  A             RFC                                 587100
1304003882           3/1/2004  A             UBS                                 141000
1304003883           4/1/2004  A             UBS                                 102500
1304003892           3/1/2004  A             UBS                                 400000
1304003900           3/1/2004  F             UBS                                  99700
1304003930           3/1/2004  A             UBS                                 140000
1304003941           3/1/2004  A             RFC                                 156000
1304003943           3/1/2004  F             UBS                                 111000
1304003950           3/1/2004  F             UBS                                 123000                            1
1304003961           3/1/2004  F             UBS                                 105000
1304003963           3/1/2004  A             UBS                                 103000
1304003972           4/1/2004  A             RFC                                 179000
1304003987           3/1/2004  A             UBS                                 140000
1304003990           3/1/2004  A             RFC                                 300000
1304004034           3/1/2004  A             RFC                                 205000
1308000957           3/1/2004  F             RFC                                 121000
1308000960           3/1/2004  F             RFC                                 122990
1308001146           3/1/2004  F             RFC                                 125145
1308001235           3/1/2004  A             RFC                                 140000
1308001411           3/1/2004  F             RFC                                 131000
1308001416           3/1/2004  F             RFC                                 131000
1308001493           3/1/2004  A             UBS                                 126000
1308001494           2/1/2004  F             UBS                                 165000
1308001609           4/1/2004  F             RFC                                 190000
1308001621           3/1/2004  A             RFC                                 188000                            1
1308001625           3/1/2004  A             UBS                                 220000
1308001652           3/1/2004  A             RFC                                 205000
1308001655           3/1/2004  A             RFC                                 193500
1308001656           3/1/2004  A             UBS                                 118500
1308001691           3/1/2004  A             RFC                                 257000
1308001694           3/1/2004  A             RFC                                 112000
1308001698           3/1/2004  A             RFC                                 185000                            1
1308001701           4/1/2004  A             RFC                                  74000                            1
1308001726           3/1/2004  A             UBS                                 229000
1308001796           3/1/2004  F             UBS                                 107000
1308001812           3/1/2004  A             RFC                                 153000
1308001826           4/1/2004  A             RFC                                 265000
1309002238           3/1/2004  A             RFC                                 280000
1309002732           3/1/2004  A             RFC                                 237000
1309002742           3/1/2004  F             RFC                                 189000
1309002766           3/1/2004  A             UBS                                 108000
1309002804           3/1/2004  A             UBS                                 122000
1309002869           4/1/2004  A             UBS                                 235000
1309002877           4/1/2004  F             UBS                                 440000
1309002900           3/1/2004  A             UBS                                 115000
1309002906           3/1/2004  A             UBS                                 140000
1309002921           3/1/2004  A             UBS                                 170000
1309002960           3/1/2004  A             UBS                                 152000
1309002999           4/1/2004  A             RFC                                 538000
1309003025           3/1/2004  A             RFC                                 117900
1309003035           4/1/2004  F             UBS                                 830000
1309003036           4/1/2004  A             UBS                                 190000                            1
1309003037           4/1/2004  A             UBS                                 298000
1309003066           3/1/2004  F             UBS                                 185000
1309003071           3/1/2004  A             UBS                                 430000
1309003117           3/1/2004  A             RFC                                 105000
1309003118           3/1/2004  A             RFC                                 210000                            1
1309003138           3/1/2004  F             RFC                                 840000
1309003171           3/1/2004  A             UBS                                 141000
1309003174           3/1/2004  A             UBS                                 209000
1309003186           3/1/2004  F             UBS                                 198000
1309003232           4/1/2004  A             RFC                                 190000
1309003243           3/1/2004  A             UBS                                 190000
1309003251           3/1/2004  A             UBS                                 345000
1309003257           4/1/2004  A             RFC                                 200000
1309003273           3/1/2004  A             RFC                                 312000
1309003315           3/1/2004  A             UBS                                 255000
1309003320           3/1/2004  A             UBS                                 166000
1309003321           3/1/2004  A             RFC                                 183000
1309003331           3/1/2004  A             UBS                                 220000
1309003334           3/1/2004  A             RFC                                 106500
1309003353           3/1/2004  A             RFC                                 261000
1309003367           3/1/2004  A             UBS                                 167000
1309003369           3/1/2004  A             RFC                                 158000                            1
1309003380           4/1/2004  F             UBS                                 134000
1309003408           3/1/2004  A             RFC                                 210000
1309003414           3/1/2004  A             RFC                                 120500
1309003416           3/1/2004  F             UBS                                 125000
1309003425           3/1/2004  A             UBS                                 104100
1309003428           3/1/2004  A             UBS                                 260000
1309003437           3/1/2004  A             UBS                                 240000
1309003471           3/1/2004  A             RFC                                 382000                            1
1309003482           4/1/2004  A             UBS                                 425000                            1
1309003483           3/1/2004  A             RFC                                 115900
1309003489           4/1/2004  F             RFC                                 126000                            1
1309003523           3/1/2004  F             RFC                                 110000
1309003526           3/1/2004  A             RFC                                 227000
1309003532           3/1/2004  A             UBS                                 172000
1309003537           4/1/2004  F             UBS                                 210000
1309003541           3/1/2004  A             RFC                                 310000
1309003552           3/1/2004  A             UBS                                  90000
1309003572           3/1/2004  F             UBS                                 288000
1310001997           3/1/2004  A             UBS                                 220000
1310002272           4/1/2004  A             RFC                                 245000
1310002308           3/1/2004  F             UBS                                 775000
1310002566           3/1/2004  A             UBS                                 113000
1310002599           3/1/2004  A             RFC                                 135000
1310002747           3/1/2004  A             UBS                                 158000
1310002796           3/1/2004  A             RFC                                 135000
1310002817           3/1/2004  F             RFC                                 178000
1310002847           3/1/2004  A             RFC                                 154000
1310002848           3/1/2004  A             UBS                                 160000
1310002951           3/1/2004  A             RFC                                 150000
1310003065           3/1/2004  A             RFC                                 203000
1310003169           3/1/2004  F             RFC                                 178000
1310003237           4/1/2004  F             UBS                                 490000
1310003269           4/1/2004  A             UBS                                 226000
1310003274           3/1/2004  A             UBS                                 190000
1310003323           4/1/2004  A             UBS                                 250000
1310003327           3/1/2004  A             RFC                                 171000
1310003330           3/1/2004  A             RFC                                 227500
1310003340           3/1/2004  F             UBS                                 185000
1310003370           4/1/2004  A             RFC                                 166000
1310003375           3/1/2004  A             UBS                                 111000
1310003376           3/1/2004  A             UBS                                 103500
1310003378           3/1/2004  A             UBS                                  99000
1310003384           3/1/2004  A             UBS                                 148000
1310003393           3/1/2004  A             RFC                                 180000
1310003395           3/1/2004  A             RFC                                 607000
1310003397           3/1/2004  A             UBS                                 132000
1310003398           3/1/2004  F             UBS                                 700000
1310003400           3/1/2004  A             UBS                                 120000
1310003404           4/1/2004  A             UBS                                 252000
1310003409           4/1/2004  A             RFC                                 198000
1310003412           3/1/2004  A             UBS                                  85000
1310003414           3/1/2004  A             RFC                                 280000
1310003415           3/1/2004  A             RFC                                 243000
1310003428           4/1/2004  F             RFC                                 150000
1310003440           3/1/2004  A             RFC                                 165000
1310003445           3/1/2004  A             UBS                                 119000
1310003449           3/1/2004  A             UBS                                  68000
1310003475           3/1/2004  F             UBS                                 526000
1310003481           3/1/2004  A             UBS                                 207000
1310003496           3/1/2004  F             UBS                                 275000
1310003499           3/1/2004  A             RFC                                 184000
1310003507           3/1/2004  A             RFC                                 100000
1310003508           4/1/2004  A             RFC                                 440000
1310003547           3/1/2004  A             UBS                                 140000
1310003551           3/1/2004  A             UBS                                 143000
1310003553           3/1/2004  A             UBS                                 203000
1310003560           3/1/2004  A             UBS                                 112000
1310003563           3/1/2004  A             UBS                                 266000
1310003564           3/1/2004  A             RFC                                 167500
1310003566           4/1/2004  A             UBS                                 148000
1310003568           3/1/2004  A             RFC                                 105000
1310003580           3/1/2004  A             UBS                                  56000
1310003593           3/1/2004  A             UBS                                 192000
1310003623           3/1/2004  A             UBS                                 127000
1310003631           3/1/2004  A             RFC                                 165000
1310003649           3/1/2004  A             UBS                                 133000
1310003658           3/1/2004  A             UBS                                 145000
1310003659           3/1/2004  A             RFC                                 220000
1310003679           3/1/2004  A             RFC                                 288000
1310003681           3/1/2004  F             RFC                                1120000
1310003720           3/1/2004  A             RFC                                 470000                            1
1310003722           3/1/2004  A             RFC                                 118000
1310003743           3/1/2004  A             RFC                                2360000
1310003745           3/1/2004  A             RFC                                 144200
1310003757           4/1/2004  A             RFC                                 164500
1310003758           3/1/2004  A             UBS                                 243000
1310003761           3/1/2004  A             UBS                                 175000
1310003766           3/1/2004  A             UBS                                 108000
1310003769           3/1/2004  A             UBS                                 385000
1310003770           3/1/2004  A             UBS                                 108500
1310003771           3/1/2004  A             RFC                                 203000
1310003772           4/1/2004  A             UBS                                 103000
1310003788           3/1/2004  A             UBS                                 125000
1310003789           3/1/2004  A             UBS                                 116000
1310003794           3/1/2004  A             UBS                                 104000
1310003800           4/1/2004  F             UBS                                 100000
1310003803           4/1/2004  A             UBS                                 240000
1310003807           3/1/2004  A             UBS                                 102000
1310003810           3/1/2004  A             UBS                                 103000
1310003811           3/1/2004  A             UBS                                 103000
1310003815           3/1/2004  A             UBS                                 106000
1310003816           3/1/2004  A             UBS                                 106000
1310003824           3/1/2004  F             UBS                                  78000
1310003827           4/1/2004  A             RFC                                 168000
1310003830           3/1/2004  A             UBS                                 125000
1310003834           3/1/2004  A             UBS                                 325000                            1
1310003837           3/1/2004  A             UBS                                 104000
1310003838           3/1/2004  A             UBS                                 101000
1310003870           3/1/2004  A             RFC                                 133000                            1
1310003872           3/1/2004  A             RFC                                 275000
1310003877           3/1/2004  A             RFC                                 178000
1310003881           3/1/2004  A             UBS                                 118000
1310003885           3/1/2004  A             UBS                                 113500
1310003886           3/1/2004  F             RFC                                 136000
1310003900           3/1/2004  A             RFC                                 179000
1310003908           4/1/2004  A             RFC                                 195000
1310003911           3/1/2004  A             RFC                                 198000
1310003921           3/1/2004  A             RFC                                 184000
1310003924           3/1/2004  A             RFC                                 160000
1310003928           4/1/2004  A             RFC                                 189000
1310003955           3/1/2004  A             RFC                                 125000
1310003965           3/1/2004  A             UBS                                 172000
1310003967           3/1/2004  F             UBS                                 182000
1310003968           3/1/2004  A             UBS                                 154000
1310003984           3/1/2004  F             RFC                                 295000
1310003988           3/1/2004  A             UBS                                 106000
1310003990           4/1/2004  A             UBS                                 147000
1310003992           3/1/2004  A             RFC                                 134000
1310003993           4/1/2004  A             UBS                                 101000
1310003994           3/1/2004  F             RFC                                 295000
1310003996           3/1/2004  F             RFC                                 295000
1310003998           3/1/2004  F             RFC                                 295000
1310004000           4/1/2004  A             UBS                                 104000
1310004001           4/1/2004  A             UBS                                  98000
1310004002           4/1/2004  A             UBS                                  99000
1310004004           3/1/2004  A             UBS                                1250000
1310004016           3/1/2004  A             RFC                                 191000
1310004034           3/1/2004  A             RFC                                 161000
1310004045           3/1/2004  A             UBS                                  99000
1310004046           3/1/2004  A             UBS                                 101000
1310004048           3/1/2004  A             UBS                                 100000
1310004050           3/1/2004  A             UBS                                 100000
1310004062           3/1/2004  F             UBS                                 241000
1310004063           3/1/2004  A             UBS                                 187000
1310004080           3/1/2004  A             RFC                                 108000
1310004088           4/1/2004  A             UBS                                 189000
1310004098           3/1/2004  A             RFC                                 502000
1310100580           3/1/2004  A             RFC                                 153000
1310100595           3/1/2004  A             UBS                                 187000
1311001944           4/1/2004  A             RFC                                 230145
1311001970           3/1/2004  A             UBS                                  91000
1311002070           4/1/2004  F             UBS                                 156000
1311002085           3/1/2004  A             RFC                                 144500
1311002096           3/1/2004  A             UBS                                 166500
1311002103           3/1/2004  A             UBS                                 190000
1311002105           4/1/2004  A             UBS                                 108000
1311002106           4/1/2004  A             UBS                                 270000
1311002109           4/1/2004  A             UBS                                 270000
1311002113           3/1/2004  A             UBS                                 182000
1311002131           4/1/2004  A             UBS                                 175000
1311002132           3/1/2004  F             UBS                                 172000
1311002165           3/1/2004  A             RFC                                 149900
1311002171           4/1/2004  A             UBS                                 118000
1311002174           3/1/2004  A             UBS                                  62500
1311002181           4/1/2004  A             RFC                                 172500
1311002189           3/1/2004  A             UBS                                 122000
1311002198           3/1/2004  A             UBS                                 179900
1311002199           2/1/2004  A             UBS                                 160000
1311002233           4/1/2004  A             UBS                                 182000
1311002246           4/1/2004  A             UBS                                 290000
1311002251           3/1/2004  A             UBS                                 212000
1311002262           3/1/2004  A             UBS                                 155000
1311002290           3/1/2004  A             Col                                 117000
1311002303           4/1/2004  A             RFC                                 360000
1311002311           3/1/2004  A             UBS                                 301000
1312001122           3/1/2004  F             RFC                                1350000
1312001241           3/1/2004  A             RFC                                 260000
1312001313           3/1/2004  A             RFC                                 205000
1312001417           3/1/2004  F             UBS                                 470000
1312001418           3/1/2004  A             UBS                                 210000
1312001427           3/1/2004  A             UBS                                 207000
1312001460           3/1/2004  F             UBS                                 825000
1312001470           4/1/2004  A             UBS                                1180000
1312001500           3/1/2004  A             UBS                                 157000
1312001512           3/1/2004  F             RFC                                 183000
1312001515           3/1/2004  A             UBS                                 265000
1312001521           3/1/2004  F             RFC                                 210000
1312001554           3/1/2004  A             RFC                                 544000
1312001571           3/1/2004  A             UBS                                 550000
1312001594           3/1/2004  A             UBS                                 180000
1312001600           3/1/2004  A             UBS                                 160000
1312001605           3/1/2004  A             RFC                                2400000
1312001606           3/1/2004  A             RFC                                 205000                            1
1312001617           3/1/2004  A             UBS                                 435000                            1
1312001622           3/1/2004  A             RFC                                 245000
1312001625           3/1/2004  A             RFC                                2650000
1312001634           3/1/2004  A             UBS                                 170000
1312001637           3/1/2004  A             UBS                                 170000
1313000212           3/1/2004  A             RFC                                 295000
1313000426           4/1/2004  A             UBS                                 220000
1313000541           3/1/2004  A             RFC                                 149000
1313000556           3/1/2004  A             RFC                                 217000
1313000673           3/1/2004  F             UBS                                 155000
1313000674           3/1/2004  A             UBS                                 813000
1313000688           4/1/2004  F             UBS                                 155000
1313000690           4/1/2004  F             UBS                                 116000
1313000692           4/1/2004  F             UBS                                 117000
1313000695           3/1/2004  F             UBS                                 148000
1313000714           3/1/2004  F             RFC                                 230000
1313000737           3/1/2004  A             UBS                                 134000
1313000741           3/1/2004  A             UBS                                 242000
1313000742           3/1/2004  A             UBS                                  95000
1313000778           3/1/2004  F             UBS                                 320000
1313000805           3/1/2004  A             UBS                                 105000
1313000807           4/1/2004  F             UBS                                  59000
1313000819           3/1/2004  A             UBS                                 420000
1313000823           3/1/2004  A             UBS                                 132000
1313000826           4/1/2004  A             UBS                                 240000
1313000838           3/1/2004  A             RFC                                 115000
1313000872           3/1/2004  F             RFC                                 281500
1313000875           4/1/2004  A             UBS                                 158000
1313000878           3/1/2004  A             RFC                                 127000
1313000898           3/1/2004  A             UBS                                 300000
1313000906           4/1/2004  F             RFC                                 129900                            1
1313000915           3/1/2004  A             UBS                                 492000                            1
1313000925           3/1/2004  A             UBS                                 177000
1313000930           3/1/2004  A             Col                                 213000
1313000968           3/1/2004  A             Col                                 327000
1313000974           4/1/2004  A             RFC                                 195000
1313000975           4/1/2004  F             UBS                                 237000
1313000984           3/1/2004  A             UBS                                  90000
1313001002           4/1/2004  A             RFC                                 150000
1315000008           3/1/2004  F             UBS                                 890000
1315000160           3/1/2004  F             RFC                                 516000
1315000380           3/1/2004  F             RFC                                 252000
1315000405           3/1/2004  A             UBS                                 295000
1315000457           4/1/2004  A             UBS                                 301000
1315000465           4/1/2004  A             UBS                                 210000
1315000484           3/1/2004  A             RFC                                 210000
1315000504           3/1/2004  A             RFC                                 195500
1315000512           3/1/2004  A             RFC                                 402000
1315000516           3/1/2004  A             RFC                                 215000
1315000530           3/1/2004  A             UBS                                 155000
1315000534           3/1/2004  A             UBS                                 168000
1315000536           4/1/2004  F             RFC                                 555000
1315000540           3/1/2004  A             UBS                                 170000
1315000550           3/1/2004  A             RFC                                3600000
1315000552           3/1/2004  A             UBS                                 658000
1315000554           3/1/2004  A             UBS                                 237000
1315000556           3/1/2004  A             RFC                                 234000
1315000567           3/1/2004  F             RFC                                 300000
1315000583           3/1/2004  A             UBS                                  85000
1315000587           3/1/2004  F             UBS                                 175000
1315000588           4/1/2004  A             UBS                                 173000
1315000593           3/1/2004  A             UBS                                 176000
1315000594           3/1/2004  A             UBS                                 287000
1315000595           3/1/2004  A             UBS                                 285000
1315000640           3/1/2004  A             RFC                                 215000                            1
1315000641           3/1/2004  A             RFC                                 319000
1315000650           3/1/2004  A             RFC                                 409000
1315000664           3/1/2004  A             UBS                                 315000
1315000686           5/1/2004  F             RFC                                 630000
1315000711           3/1/2004  A             RFC                                 483000
1316000075           3/1/2004  A             UBS                                  87000
1316000101           3/1/2004  A             RFC                                 160000
1316000113           4/1/2004  A             UBS                                 235000
1316000131           3/1/2004  A             UBS                                 145000
1316000152           3/1/2004  A             UBS                                 435000
1316000156           3/1/2004  F             UBS                                 165000
1316000165           3/1/2004  F             UBS                                 152000
1316000202           3/1/2004  A             UBS                                 135000
1317000011           3/1/2004  F             UBS                                  94900
1317000013           4/1/2004  A             UBS                                 133000
1319000001           3/1/2004  A             UBS                                 260000                            1
1319000002           4/1/2004  A             RFC                                 255000                            1
1321000001           4/1/2004  A             UBS                                 125000
1321000005           3/1/2004  F             UBS                                  68000
1321000010           4/1/2004  A             UBS                                 266000                            1
1501103507           3/1/2004  F             UBS                                 800000
1501103528           3/1/2004  F             UBS                                 104000
1501103576           4/1/2004  F             UBS                                 615000
1501104290           3/1/2004  A             UBS                                 118000
1501105050           3/1/2004  F             UBS                                1025000
1501105434           3/1/2004  F             UBS                                 386000
1501105581           3/1/2004  F             UBS                                 505000
1501105594           3/1/2004  A             UBS                                  55000
1501105717           3/1/2004  F             UBS                                  80000
1501105787           4/1/2004  F             UBS                                 180000
1501105799           3/1/2004  F             UBS                                  63000
1501105808           4/1/2004  F             UBS                                  75000
1501105861           3/1/2004  F             UBS                                1100000
1501105897           4/1/2004  A             UBS                                 113000
1501105952           3/1/2004  F             UBS                                 546000
1501106046           3/1/2004  F             UBS                                  45000
1501106050           4/1/2004  F             UBS                                 270000
1501106082           2/1/2004  A             UBS                                  55000
1501106101           3/1/2004  A             UBS                                 220000
1501106110           3/1/2004  A             UBS                                 310000
1501106139           3/1/2004  F             UBS                                 128000
1501106175           3/1/2004  F             UBS                                 156000
1501106243           3/1/2004  F             UBS                                 141000
1501106314           3/1/2004  A             UBS                                 178500
1501106315           3/1/2004  A             UBS                                 178500
1501106340           2/1/2004  F             UBS                                  90000
1501106371           3/1/2004  F             UBS                                 185000
1501106403           4/1/2004  F             UBS                                  86000
1501106416           3/1/2004  F             UBS                                 189000
1501106538           3/1/2004  A             RFC                                 890000
1501106551           3/1/2004  A             UBS                                  99000                            1
1501106553           3/1/2004  A             UBS                                 330000                            1
1501106580           3/1/2004  F             UBS                                 136000
1501106615           4/1/2004  F             UBS                                  87000                            1
1501106619           3/1/2004  A             UBS                                 190000                            1
1501106624           3/1/2004  A             UBS                                 120000
1501106628           3/1/2004  A             UBS                                 210000
1501106636           3/1/2004  A             UBS                                 205000                            1
1501106649           4/1/2004  F             UBS                                 257000
1501106652           3/1/2004  A             UBS                                 147000                            1
1501106664           3/1/2004  A             UBS                                 550000
1501106667           3/1/2004  A             UBS                                 106000
1501106720           3/1/2004  A             UBS                                 480000
1501106763           3/1/2004  F             UBS                                 148000
1501106790           3/1/2004  A             UBS                                 145000
1701101581           3/1/2004  A             RFC                                 964000
1701101725           4/1/2004  F             UBS                                 750000
1701101857           3/1/2004  F             UBS                                 610000
1701102047           3/1/2004  F             UBS                                 750000
1701102154           2/1/2004  A             RFC                                1075000
1701102187           3/1/2004  A             RFC                                1310000
1701102207           3/1/2004  A             UBS                                 600000
1701102241           3/1/2004  F             UBS                                 650000
1701102610           3/1/2004  F             RFC                                2010000
1701102664           3/1/2004  A             UBS                                 175000
1701102721           4/1/2004  F             UBS                                1436000
1701102807           4/1/2004  A             RFC                                 660000
1701102831           4/1/2004  F             UBS                                 375000
1701102854           4/1/2004  A             RFC                                 475000
1701102865           3/1/2004  A             UBS                                 356340
1701102867           4/1/2004  A             UBS                                 850000
1701102872           3/1/2004  A             RFC                                 305000
1701102908           3/1/2004  A             RFC                                 620000
1701102936           3/1/2004  A             UBS                                 190000
1701102937           3/1/2004  A             UBS                                 320000
1701102938           3/1/2004  F             UBS                                 315000
1701102963           4/1/2004  A             UBS                                 915000
1701102967           3/1/2004  A             RFC                                1250000
1701102970           3/1/2004  F             UBS                                 350000                            1
1701102972           3/1/2004  F             RFC                                 155000
1701102980           3/1/2004  A             UBS                                 480000
1701102987           3/1/2004  A             UBS                                 300000
1701102989           3/1/2004  F             UBS                                 875000
1701103007           3/1/2004  A             UBS                                 225000
1701103014           3/1/2004  A             RFC                                 435000
1701103043           4/1/2004  F             UBS                                 138000
1701103046           3/1/2004  A             RFC                                 170000
1701103055           3/1/2004  A             UBS                                 743000
1701103057           3/1/2004  A             RFC                                 340000
1701103062           3/1/2004  F             UBS                                 385000
1701103063           3/1/2004  A             RFC                                 275000
1701103067           3/1/2004  A             UBS                                 280000
1701103068           4/1/2004  A             UBS                                 270000
1701103072           4/1/2004  F             UBS                                 210000
1701103076           3/1/2004  F             RFC                                 690000
1701103078           3/1/2004  F             UBS                                 595000
1701103085           3/1/2004  A             RFC                                 300000
1701103087           3/1/2004  F             UBS                                 495000
1701103093           3/1/2004  A             UBS                                 820000
1701103102           3/1/2004  A             UBS                                 175000
1701103109           3/1/2004  F             RFC                                 304000
1701103115           3/1/2004  A             UBS                                 275000
1701103116           3/1/2004  F             RFC                                 420000
1701103120           3/1/2004  A             RFC                                 323000
1701103122           3/1/2004  F             UBS                                 450000
1701103123           3/1/2004  A             UBS                                 400000
1701103130           2/1/2004  F             UBS                                 600000
1701103145           3/1/2004  A             UBS                                 475000
1701103151           3/1/2004  A             UBS                                 365000
1701103152           4/1/2004  A             UBS                                 265000
1701103160           3/1/2004  F             UBS                                 190000
1701103175           4/1/2004  F             UBS                                 290000
1701103176           3/1/2004  F             UBS                                 875000
1701103177           3/1/2004  F             UBS                                 185000
1701103178           4/1/2004  A             RFC                                 175000
1701103181           3/1/2004  F             RFC                                1165000
1701103201           3/1/2004  A             UBS                                 425000
1701103202           3/1/2004  A             RFC                                 578000
1701103211           3/1/2004  F             RFC                                 375000
1701103216           4/1/2004  F             UBS                                 305000
1701103217           3/1/2004  A             RFC                                 245000
1701103221           3/1/2004  F             UBS                                 535000
1701103225           3/1/2004  A             RFC                                 340000
1701103226           4/1/2004  A             RFC                                 430000
1701103231           3/1/2004  A             RFC                                 420500
1701103236           4/1/2004  A             UBS                                 810000
1701103238           3/1/2004  A             RFC                                 194000
1701103239           3/1/2004  F             UBS                                 460000
1701103240           3/1/2004  A             RFC                                 310000
1701103248           3/1/2004  A             RFC                                1450000
1701103254           3/1/2004  F             UBS                                 151000
1701103261           3/1/2004  F             UBS                                 330000
1701103262           3/1/2004  A             UBS                                 315000
1701103263           3/1/2004  A             RFC                                 275000
1701103269           3/1/2004  F             UBS                                 393000
1701103270           3/1/2004  F             UBS                                 200000
1701103272           3/1/2004  A             UBS                                 303000
1701103273           3/1/2004  A             UBS                                 900000
1701103274           3/1/2004  A             UBS                                 457000
1701103279           4/1/2004  A             RFC                                 475000
1701103283           3/1/2004  A             RFC                                 335000
1701103285           3/1/2004  A             RFC                                 570000
1701103293           3/1/2004  A             RFC                                1122757
1701103297           3/1/2004  A             UBS                                 229000
1701103299           3/1/2004  F             RFC                                 181000
1701103310           3/1/2004  A             RFC                                 183000
1701103312           3/1/2004  A             UBS                                 430000
1701103314           4/1/2004  A             RFC                                 370000
1701103316           3/1/2004  A             UBS                                 258000
1701103318           3/1/2004  A             RFC                                 315000
1701103322           3/1/2004  A             RFC                                 152000
1701103325           4/1/2004  F             UBS                                 280000
1701103326           3/1/2004  A             UBS                                 404000
1701103347           3/1/2004  A             UBS                                 700000
1701103349           4/1/2004  A             UBS                                 195000
1701103350           3/1/2004  A             RFC                                 409500
1701103352           3/1/2004  A             RFC                                 386500
1701103354           4/1/2004  A             RFC                                1400000
1701103356           3/1/2004  A             UBS                                 349000
1701103358           4/1/2004  A             UBS                                 290000
1701103362           3/1/2004  A             RFC                                 152000
1701103366           3/1/2004  A             RFC                                1325000
1701103367           3/1/2004  F             UBS                                 220000
1701103368           3/1/2004  A             RFC                                 316000
1701103371           3/1/2004  F             UBS                                 410000
1701103372           4/1/2004  A             UBS                                 980000
1701103381           4/1/2004  A             RFC                                 409000
1701103383           3/1/2004  A             RFC                                 232000
1701103385           3/1/2004  F             RFC                                 108000
1701103390           4/1/2004  A             UBS                                 315000
1701103393           2/1/2004  A             RFC                                 569000
1701103395           3/1/2004  A             RFC                                 355000
1701103398           3/1/2004  A             UBS                                 255000
1701103399           3/1/2004  F             RFC                                 108000
1701103401           3/1/2004  A             RFC                                 370000
1701103404           8/1/2004  A             UBS                                 165000
1701103407           3/1/2004  F             UBS                                  76000
1701103408           3/1/2004  A             UBS                                 650000
1701103409           3/1/2004  F             RFC                                 229000
1701103411           3/1/2004  A             RFC                                 430000
1701103416           3/1/2004  A             RFC                                 381000
1701103418           3/1/2004  F             UBS                                 330000
1701103419           3/1/2004  A             RFC                                1150000
1701103422           3/1/2004  F             UBS                                 615000
1701103424           3/1/2004  F             UBS                                 345000
1701103427           3/1/2004  F             UBS                                 204000
1701103428           3/1/2004  F             UBS                                 825000
1701103432           3/1/2004  A             UBS                                1350000
1701103440           4/1/2004  F             UBS                                 174000
1701103445           3/1/2004  A             RFC                                 265000
1701103447           3/1/2004  A             RFC                                 371500
1701103455           3/1/2004  A             RFC                                 255000
1701103459           3/1/2004  F             UBS                                 295000
1701103460           3/1/2004  F             UBS                                 192000
1701103461           3/1/2004  A             UBS                                 490000
1701103464           3/1/2004  F             UBS                                 650000
1701103467           3/1/2004  F             UBS                                 140000
1701103470           4/1/2004  A             RFC                                 321000
1701103478           3/1/2004  F             UBS                                 600000
1701103481           4/1/2004  A             UBS                                 218000
1701103490           3/1/2004  F             UBS                                 275000
1701103496           3/1/2004  F             UBS                                 520000
1701103497           3/1/2004  F             UBS                                 185000
1701103498           3/1/2004  F             UBS                                 609900
1701103505           3/1/2004  A             UBS                                1300000
1701103514           3/1/2004  F             UBS                                 205000
1701103520           3/1/2004  A             RFC                                 375000
1701103534           4/1/2004  F             RFC                                 183000
1701103543           3/1/2004  F             UBS                                  92000
1701103544           3/1/2004  A             UBS                                 185000
1701103546           3/1/2004  A             UBS                                 325000
1701103550           3/1/2004  A             RFC                                 253000
1701103552           3/1/2004  A             RFC                                1260000
1701103558           3/1/2004  A             RFC                                 310000
1701103561           3/1/2004  A             UBS                                 139000
1701103562           3/1/2004  A             RFC                                 358000
1701103566           3/1/2004  A             UBS                                 538000
1701103572           3/1/2004  F             UBS                                 244000
1701103574           3/1/2004  F             UBS                                 815000
1701103579           3/1/2004  A             RFC                                 254500
1701103582           4/1/2004  F             UBS                                 415000
1701103585           4/1/2004  A             RFC                                 700000
1701103586           3/1/2004  A             RFC                                1100000
1701103587           3/1/2004  A             UBS                                 197000
1701103589           3/1/2004  A             UBS                                 380000
1701103590           4/1/2004  A             RFC                                 555000
1701103594           3/1/2004  F             UBS                                 290000
1701103595           4/1/2004  A             UBS                                 470000
1701103601           3/1/2004  A             RFC                                 570000
1701103603           3/1/2004  A             UBS                                 122000
1701103605           3/1/2004  F             UBS                                 103900
1701103606           4/1/2004  A             RFC                                 265000
1701103611           3/1/2004  F             UBS                                 410000
1701103613           3/1/2004  F             UBS                                 200000
1701103614           3/1/2004  A             UBS                                 260000
1701103615           3/1/2004  F             UBS                                 220000
1701103618           3/1/2004  A             RFC                                 341500
1701103631           3/1/2004  A             RFC                                 286000
1701103638           4/1/2004  A             UBS                                 210000
1701103639           3/1/2004  A             RFC                                 265000
1701103644           3/1/2004  F             UBS                                 323000
1701103646           3/1/2004  F             RFC                                 250000
1701103648           4/1/2004  F             UBS                                 300000
1701103651           3/1/2004  A             UBS                                 260000
1701103656           2/1/2004  A             RFC                                 390000
1701103658           3/1/2004  A             UBS                                1003000
1701103660           3/1/2004  F             UBS                                 155000
1701103661           3/1/2004  A             RFC                                 575000
1701103663           3/1/2004  F             RFC                                1070000
1701103668           3/1/2004  A             RFC                                 413000
1701103672           3/1/2004  A             UBS                                 165000
1701103676           3/1/2004  F             RFC                                 735000
1701103678           4/1/2004  A             RFC                                 307000
1701103681           3/1/2004  A             UBS                                 360000
1701103682           3/1/2004  A             RFC                                 305000
1701103688           3/1/2004  A             UBS                                 200000
1701103696           3/1/2004  A             UBS                                 455000
1701103699           3/1/2004  A             RFC                                 395000
1701103702           3/1/2004  F             RFC                                 340000
1701103704           2/1/2004  A             RFC                                 790000
1701103705           3/1/2004  A             UBS                                 215000
1701103706           3/1/2004  A             UBS                                 233000
1701103708           3/1/2004  A             RFC                                1165000
1701103710           3/1/2004  F             UBS                                 335000
1701103713           5/1/2004  A             UBS                                 285000
1701103714           3/1/2004  F             RFC                                 429000
1701103719           4/1/2004  F             UBS                                 361000
1701103721           3/1/2004  A             RFC                                1150000
1701103728           3/1/2004  F             UBS                                 540000
1701103729           3/1/2004  A             RFC                                 665000                            1
1701103736           3/1/2004  A             RFC                                 640000
1701103743           3/1/2004  F             UBS                                 363000
1701103746           4/1/2004  F             RFC                                 575000
1701103749           3/1/2004  F             UBS                                 220500
1701103754           3/1/2004  A             RFC                                1160000
1701103756           4/1/2004  A             RFC                                 415000                            1
1701103760           3/1/2004  A             RFC                                 250000
1701103762           3/1/2004  A             RFC                                 400000
1701103764           3/1/2004  A             RFC                                 377500
1701103766           3/1/2004  A             UBS                                 136000
1701103768           3/1/2004  A             RFC                                 365000
1701103772           3/1/2004  A             RFC                                 270000
1701103774           4/1/2004  A             UBS                                 166000
1701103779           3/1/2004  A             UBS                                 285000
1701103780           4/1/2004  F             UBS                                 825000
1701103791           3/1/2004  F             RFC                                 140000                            1
1701103794           3/1/2004  F             UBS                                 555000                            1
1701103795           3/1/2004  F             UBS                                 145000
1701103797           3/1/2004  A             UBS                                 600000
1701103799           3/1/2004  F             UBS                                 425000                            1
1701103800           3/1/2004  A             UBS                                 210000
1701103801           3/1/2004  A             UBS                                 560000
1701103809           3/1/2004  A             RFC                                 870000
1701103811           4/1/2004  A             RFC                                 381000
1701103813           3/1/2004  A             RFC                                 825000
1701103816           3/1/2004  A             UBS                                 275000
1701103822           3/1/2004  A             UBS                                 845000
1701103823           3/1/2004  F             UBS                                 140000
1701103830           3/1/2004  A             RFC                                 370000                            1
1701103831           3/1/2004  F             UBS                                 500000
1701103843           3/1/2004  A             UBS                                 187000                            1
1701103846           3/1/2004  A             RFC                                1150000
1701103847           4/1/2004  F             UBS                                 510000
1701103848           4/1/2004  A             UBS                                 215000
1701103850           3/1/2004  A             UBS                                 480000
1701103851           3/1/2004  F             RFC                                1500000
1701103852           3/1/2004  F             UBS                                 400000
1701103853           3/1/2004  F             UBS                                 400000
1701103854           3/1/2004  A             RFC                                 245000
1701103859           3/1/2004  F             UBS                                 270000                            1
1701103865           3/1/2004  A             RFC                                 790000
1701103873           4/1/2004  F             UBS                                 220000
1701103876           3/1/2004  A             UBS                                 480000
1701103879           3/1/2004  A             RFC                                 511000
1701103884           3/1/2004  A             RFC                                 420000
1701103892           3/1/2004  A             RFC                                 210000
1701103894           3/1/2004  A             RFC                                 241500
1701103898           4/1/2004  A             UBS                                 539000
1701103899           3/1/2004  A             UBS                                 410000
1701103900           3/1/2004  A             RFC                                 353000                            1
1701103908           3/1/2004  F             UBS                                 850000
1701103915           3/1/2004  F             RFC                                 595000
1701103916           3/1/2004  F             RFC                                 325000
1701103918           3/1/2004  F             RFC                                 901000                            1
1701103920           3/1/2004  F             UBS                                 288000
1701103924           3/1/2004  A             UBS                                 261000
1701103926           3/1/2004  A             RFC                                 261000
1701103928           3/1/2004  F             UBS                                 380000
1701103933           3/1/2004  A             RFC                                 358000
1701103935           3/1/2004  F             RFC                                 265000
1701103941           3/1/2004  A             UBS                                 480000
1701103943           3/1/2004  A             UBS                                 245000
1701103949           4/1/2004  A             RFC                                 585000                            1
1701103956           3/1/2004  A             UBS                                 475000
1701103957           4/1/2004  A             RFC                                 750000                            1
1701103960           4/1/2004  A             UBS                                 650000
1701103962           4/1/2004  A             RFC                                 360000
1701103965           4/1/2004  A             UBS                                 163000                            1
1701103967           4/1/2004  A             RFC                                 400000
1701103970           4/1/2004  A             UBS                                 290000                            1
1701103971           4/1/2004  A             RFC                                 280000
1701103978           3/1/2004  A             UBS                                 385000
1701103982           3/1/2004  F             UBS                                1700000
1701103989           3/1/2004  A             RFC                                 525000
1701103994           3/1/2004  A             UBS                                 850000
1701104009           4/1/2004  A             RFC                                 193000
1701104012           3/1/2004  A             UBS                                 133000
1701104016           3/1/2004  A             RFC                                 210000
1701104018           4/1/2004  A             RFC                                 400000
1701104020           3/1/2004  A             RFC                                 700000
1701104032           3/1/2004  F             UBS                                 367000
1701104033           4/1/2004  A             UBS                                 275000
1701104036           3/1/2004  A             RFC                                1190000
1701104041           3/1/2004  A             UBS                                 690000
1701104049           3/1/2004  F             UBS                                 425000
1701104051           3/1/2004  A             UBS                                 281000
1701104052           3/1/2004  A             UBS                                 470000
1701104057           3/1/2004  A             RFC                                 305000
1701104071           3/1/2004  A             RFC                                 315000
1701104073           3/1/2004  A             RFC                                 694000
1701104078           3/1/2004  F             UBS                                 650000
1701104088           3/1/2004  A             UBS                                 610000
1701104089           3/1/2004  F             UBS                                 810000
1701104096           3/1/2004  A             RFC                                 750000
1701104106           3/1/2004  A             UBS                                 235000
1701104107           4/1/2004  F             UBS                                 430000
1701104137           3/1/2004  A             RFC                                 360000
1701104140           3/1/2004  A             UBS                                 382000
1701104154           3/1/2004  A             UBS                                 268000
1701104163           3/1/2004  A             RFC                                 465000
1702100082           3/1/2004  F             UBS                                 395000
1702100086           3/1/2004  F             RFC                                 190000
1702100095           3/1/2004  A             UBS                                 300000
1702100100           3/1/2004  A             UBS                                 300000
1702100101           3/1/2004  F             UBS                                 180000
1702100102           3/1/2004  A             UBS                                 350000
1702100105           3/1/2004  A             RFC                                 255000
1702100111           3/1/2004  F             UBS                                 490000
1702100112           3/1/2004  F             UBS                                 183000
1702100115           3/1/2004  F             UBS                                 345000
1702100116           4/1/2004  F             UBS                                  85000
1702100117           3/1/2004  A             UBS                                  66000
1702100118           3/1/2004  F             UBS                                  75000                            1
1702100123           3/1/2004  A             UBS                                 185000
1702100126           3/1/2004  F             UBS                                 120000
1702100127           3/1/2004  A             UBS                                  75000                            1
1702100129           3/1/2004  F             RFC                                 310000                            1
1702100132           3/1/2004  F             RFC                                 185000
1702100140           3/1/2004  A             UBS                                 345000
1702100141           3/1/2004  A             UBS                                 290000
1702100142           3/1/2004  A             UBS                                 114000
1702100144           3/1/2004  A             UBS                                 470000
1702100151           3/1/2004  A             UBS                                 215000
1703100011           3/1/2004  A             RFC                                1280000
1703100070           3/1/2004  A             UBS                                 250000
1703100076           3/1/2004  A             UBS                                 249000
1703100080           3/1/2004  A             UBS                                 235000
1703100083           3/1/2004  A             UBS                                 134000
1703100090           3/1/2004  F             RFC                                 500000
1703100094           2/1/2004  A             UBS                                 241000
1703100097           3/1/2004  A             UBS                                 360000
1703100098           4/1/2004  A             RFC                                 100000
1703100102           3/1/2004  A             UBS                                 305000
1703100104           3/1/2004  A             UBS                                 124000
1703100113           3/1/2004  A             UBS                                 307500
1703100115           3/1/2004  F             RFC                                 615000
1703100117           3/1/2004  A             UBS                                 250000
1703100121           3/1/2004  F             UBS                                 215000
1703100126           4/1/2004  A             RFC                                 210000
1703100131           4/1/2004  A             RFC                                 220000
1703100133           3/1/2004  A             UBS                                 204000
1703100137           4/1/2004  A             UBS                                 400000
1703100139           3/1/2004  A             UBS                                 264000
1703100149           3/1/2004  A             RFC                                 227000
1703100151           3/1/2004  A             UBS                                 155000
1703100161           3/1/2004  A             UBS                                 800000
1703100162           4/1/2004  A             UBS                                 420000
1703100170           3/1/2004  A             RFC                                1100000
1703100172           3/1/2004  A             UBS                                 248000
1703100174           3/1/2004  A             UBS                                 185000
1703100175           3/1/2004  A             UBS                                 230000
1703100179           3/1/2004  A             RFC                                 138000
1703100182           3/1/2004  F             UBS                                 242000
1703100185           3/1/2004  A             UBS                                 263000
1703100187           4/1/2004  A             UBS                                 390000
1703100190           3/1/2004  F             RFC                                 295000                            1
1703100192           3/1/2004  A             UBS                                 103000
1703100193           4/1/2004  A             UBS                                 240000                            1
1703100199           3/1/2004  A             UBS                                 215000                            1
1703100203           3/1/2004  A             UBS                                 302000
1703100204           3/1/2004  A             UBS                                 188000
1703100207           3/1/2004  A             RFC                                 265000
1703100215           3/1/2004  A             UBS                                 235000
1703100217           3/1/2004  A             UBS                                 187000
1703100219           4/1/2004  A             UBS                                 100000                            1
1703100220           3/1/2004  A             UBS                                 230000
1703100221           3/1/2004  A             UBS                                 166000
1703100222           3/1/2004  A             RFC                                 720000
1703100233           4/1/2004  A             RFC                                 650000                            1
1703100238           3/1/2004  A             UBS                                 193000                            1
1703100244           3/1/2004  A             RFC                                 250000                            1
1703100247           3/1/2004  F             UBS                                 170000
1703100248           3/1/2004  A             UBS                                 170000
1703100251           3/1/2004  A             UBS                                 150000
1703100263           4/1/2004  A             RFC                                 125000
1703100272           3/1/2004  A             UBS                                 311000
1901008936           4/1/2004  F             UBS                                 800000
1901009915           3/1/2004  F             UBS                                 825000
1901010847           3/1/2004  A             RFC                                 380000
1901011291           4/1/2004  F             UBS                                 173000
1901011391           3/1/2004  A             UBS                                 215000
1901011412           3/1/2004  A             UBS                                 150000
1901011486           4/1/2004  F             UBS                                 365000
1901011491           4/1/2004  A             UBS                                 655000
1901011504           3/1/2004  A             UBS                                 461000
1901011671           3/1/2004  A             UBS                                 378000
1901011747           3/1/2004  A             UBS                                 400000
1901011749           3/1/2004  A             UBS                                 255000
1901011780           2/1/2004  A             UBS                                 350000
1901011804           3/1/2004  A             UBS                                 275000
1901011834           4/1/2004  F             UBS                                 400000
1901011905           3/1/2004  F             UBS                                1250000
1901012285           3/1/2004  F             UBS                                 215000
1901012299           3/1/2004  A             UBS                                 245000
1901012430           3/1/2004  A             UBS                                 548000
1901012461           4/1/2004  A             UBS                                 222000                            1
1901012625           3/1/2004  A             UBS                                 340000                            1
1901013157           3/1/2004  F             RFC                                 725000
3302000285           3/1/2004  F             UBS                                 485000
5201461700           3/1/2004  A             RFC                                 235000
5201553900           3/1/2004  F             RFC                                 255000
7301100043           3/1/2004  A             UBS                                 740000
7301100050           4/1/2004  A             RFC                                 185000


Id         12MosDlqCnt     TotalPmt      Units          PaymentType   Gross Rate       OrigRt         In
--         -----------     --------      -----          -----------   ----------       ------         --
36558583                                              1 F                         8.49           8.49  M
36565364                                              1 F                         6.75           6.75
36565745                                              1 F                         6.49           6.49
36576619                                              1 F                         7.24           7.24  M
36580009                                              1 F                         6.99           6.99  M
36587954                                              1 F                         5.99           5.99  M
36590370                                              1 F                         6.49           6.49  M
36590586                                              1 F                         6.74           6.74  M
36597953                                              1 F                         6.99           6.99  M
36600955                                              1 F                        6.865          6.865  M
36603686                                              1 F                         6.24           6.24  M
36612281                                              1 F                         6.79           6.79
36615359                                              1 F                         8.13           8.13  M
36617413                                              1 F                        7.125          7.125  M
36628063                                              1 F                         6.38           6.38  M
36628741                                              1 F                         7.24           7.24  M
36632214                                              1 F                         8.63           8.63  M
36632743                                              1 F                         6.74           6.74  M
36633683                                              1 F                         8.49           8.49  M
36636496                                              1 F                         5.99           5.99  M
36638294                                              1 F                         8.49           8.49  M
36644995                                              1 F                         7.24           7.24  M
36647790                                              1 F                        8.115          8.115  M
36650430                                              1 F                         7.99           7.99  M
36650927                                              1 F                         5.24           5.24  M
36653004                                              1 F                         7.63           7.63  M
36655546                                              1 F                         7.99           7.99  M
36655744                                              1 F                         6.24           6.24  M
36657179                                              1 F                         7.25           7.25  M
36657278                                              1 F                         8.49           8.49
36659845                                              1 F                         6.38           6.38  M
36662179                                              1 F                        8.615          8.615  M
36666238                                              1 F                         6.99           6.99  M
36668507                                              1 F                         4.99           4.99  M
36669158                                              1 F                         6.75           6.75  M
36670974                                              1 F                         5.99           5.99  M
36671378                                              1 F                         6.49           6.49
36671568                                              1 F                         6.24           6.24  M
36673531                                              1 F                         7.99           7.99
36673820                                              1 F                         7.74           7.74  M
36676047                                              1 F                         8.49           8.49  M
36677151                                              1 F                         8.49           8.49
36678266                                              1 F                         6.99           6.99  M
36678415                                              1 F                         6.74           6.74  M
36679504                                              1 F                         6.99           6.99  M
36683167                                              1 F                        7.928          7.928  M
36689677                                              1 F                         7.49           7.49  M
36691871                                              1 F                        6.815          6.815
36691970                                              1 F                         5.74           5.74  M
36693000                                              1 F                         7.63           7.63  M
36696680                                              1 F                         5.99           5.99  M
36696706                                              1 F                         7.99           7.99  M
36698066                                              1 F                         7.24           7.24
36698959                                              1 F                         5.74           5.74  M
36701894                                              1 F                         6.88           6.88  M
36704179                                              1 F                         5.49           5.49  M
36705663                                              1 F                         8.49           8.49
36707495                                              1 F                         7.49           7.49  M
36707677                                              1 F                        7.115          7.115  M
36708931                                              1 F                         7.25           7.25  M
36711752                                              1 F                        7.865          7.865  M
36712750                                              1 F                         6.99           6.99  M
36714814                                              1 F                         7.49           7.49  M
36721108                                              1 F                         5.74           5.74  M
36721637                                              1 F                         7.99           7.99  M
36722163                                              1 F                         6.99           6.99  M
36726040                                              1 F                         7.24           7.24  M
36727360                                              1 F                         7.99           7.99  M
36727600                                              1 F                         7.24           7.24  M
36728541                                              1 F                         8.24           8.24
36728657                                              1 F                         6.49           6.49  M
36729606                                              1 F                         5.49           5.49  M
36729846                                              1 F                         7.49           7.49  M
36730950                                              1 F                         7.24           7.24
36733087                                              1 F                         7.49           7.49  M
36734044                                              1 F                         4.99           4.99  M
36734192                                              1 F                         6.99           6.99  M
36738466                                              1 F                         4.99           4.99  M
36742518                                              1 F                         6.49           6.49  M
36742591                                              1 F                         7.24           7.24  M
36742781                                              1 F                         5.63           5.63  M
36744225                                              1 F                         5.88           5.88  M
36745131                                              1 F                         6.99           6.99  M
36747616                                              1 F                         6.74           6.74  M
36748507                                              1 F                         7.49           7.49  M
36749463                                              1 F                         7.24           7.24  M
36749596                                              1 F                         7.13           7.13  M
36752301                                              1 F                        8.365          8.365  M
36752830                                              1 F                         7.63           7.63
36754026                                              1 F                         5.64           5.64  M
36755940                                              1 F                         8.49           8.49
36756948                                              1 F                         5.74           5.74  M
36757482                                              1 F                         5.49           5.49  M
36757896                                              1 F                         6.74           6.74  M
36759215                                              1 F                         7.74           7.74  M
36759256                                              1 F                         6.74           6.74  M
36763019                                              1 F                         6.49           6.49  M
36763290                                              1 F                         5.49           5.49  M
36767119                                              1 F                         8.88           8.88
36769602                                              1 F                         5.49           5.49  M
36769982                                              1 F                         8.24           8.24  M
36770196                                              1 F                         6.19           6.19  M
36770832                                              1 F                         4.99           4.99  M
36771640                                              1 F                         6.88           6.88  M
36771715                                              1 F                         5.74           5.74  M
36774776                                              1 F                        6.615          6.615  M
36775807                                              1 F                         7.49           7.49
36775815                                              1 F                        8.615          8.615  M
36776185                                              1 F                         7.99           7.99  M
36776532                                              1 F                         6.99           6.99  M
36776672                                              1 F                         5.49           5.49  M
36776938                                              1 F                         6.49           6.49  M
36777324                                              1 F                          6.5            6.5  M
36777456                                              1 F                         5.49           5.49  M
36778678                                              1 F                         8.62           8.62
36780856                                              1 F                        7.365          7.365  M
36781193                                              1 F                         6.38           6.38  M
36781433                                              1 F                        6.865          6.865  M
36781573                                              1 F                         7.74           7.74
36782209                                              1 F                        8.115          8.115  M
36784296                                              1 F                         7.24           7.24  M
36786945                                              1 F                         7.99           7.99  M
36788081                                              1 F                        8.365          8.365  M
36788719                                              1 F                         6.99           6.99  M
36788743                                              1 F                        8.005          8.005  M
36788859                                              1 F                        7.865          7.865  M
36788974                                              1 F                        7.505          7.505  M
36789683                                              1 F                         7.24           7.24  M
36791218                                              1 F                         8.74           8.74
36791739                                              1 F                        8.115          8.115  M
36792190                                              1 F                        8.115          8.115  M
36792778                                              1 F                        7.115          7.115  M
36793594                                              1 F                         6.99           6.99  M
36794410                                              1 F                         5.13           5.13  M
36796381                                              1 F                         7.99           7.99
36797017                                              1 F                         7.24           7.24  M
36797298                                              1 F                         5.24           5.24  M
36797769                                              1 F                        7.365          7.365  M
36798049                                              1 F                         7.99           7.99
36798742                                              1 F                         4.99           4.99  M
36799211                                              1 F                         7.99           7.99  M
36799401                                              1 F                        7.865          7.865  M
36800282                                              1 F                         7.74           7.74  M
36800423                                              1 F                         8.49           8.49  M
36801140                                              1 F                        7.865          7.865  M
36801710                                              1 F                         7.13           7.13  M
36801744                                              1 F                         6.99           6.99  M
36802320                                              1 F                        8.115          8.115  M
36802395                                              1 F                         7.74           7.74  M
36802874                                              1 F                         6.49           6.49  M
36802890                                              1 F                         7.38           7.38
36802965                                              1 F                        8.365          8.365  M
36803237                                              1 F                         5.49           5.49  M
36803328                                              1 F                         6.24           6.24  M
36804201                                              1 F                        7.615          7.615  M
36804615                                              1 F                         7.24           7.24  M
36804920                                              1 F                         7.74           7.74  M
36805026                                              1 F                         6.49           6.49  M
36805935                                              1 F                         5.74           5.74  M
36806164                                              1 F                         6.24           6.24  M
36806511                                              1 F                         6.24           6.24  M
36808210                                              1 F                         7.13           7.13  M
36808483                                              1 F                         7.74           7.74  M
36808939                                              1 F                        7.125          7.125  M
36809036                                              1 F                         7.49           7.49  M
36809242                                              1 F                         5.74           5.74  M
36809846                                              1 F                         8.49           8.49
36812428                                              1 F                         6.74           6.74  M
36813129                                              1 F                         6.74           6.74  M
36813475                                              1 F                         5.99           5.99  M
36813699                                              1 F                         5.49           5.49  M
36813954                                              1 F                         7.74           7.74  M
36815074                                              1 F                         7.74           7.74  M
36815215                                              1 F                         7.34           7.34  M
36815249                                              1 F                        5.865          5.865  M
36815322                                              1 F                         6.99           6.99  M
36815470                                              1 F                         7.63           7.63
36816023                                              1 F                         6.89           6.89  M
36816387                                              1 F                         7.24           7.24  M
36817278                                              1 F                         7.24           7.24  M
36817674                                              1 F                          7.3            7.3  M
36818334                                              1 F                         6.59           6.59  M
36819233                                              1 F                        7.125          7.125 IB
36819407                                              1 F                         7.13           7.13  M
36819555                                              1 F                        6.115          6.115  M
36820520                                              1 F                          7.5            7.5  M
36821049                                              1 F                         6.99           6.99  M
36821296                                              1 F                        5.755          5.755  M
36821353                                              1 F                         6.74           6.74  M
36821726                                              1 F                         6.14           6.14  M
36822005                                              1 F                         8.24           8.24  M
36822229                                              1 F                        7.115          7.115  M
36823813                                              1 F                         7.74           7.74  M
36824050                                              1 F                         5.74           5.74  M
36826212                                              1 F                         6.74           6.74  M
36826899                                              1 F                        7.865          7.865  M
36827616                                              1 F                         7.14           7.14  M
36827640                                              1 F                         4.99           4.99  M
36827921                                              1 F                         7.88           7.88  M
36828010                                              1 F                         5.49           5.49  M
36828341                                              1 F                         6.74           6.74  M
36828770                                              1 F                         7.49           7.49  M
36829356                                              1 F                         7.34           7.34  M
36829711                                              1 F                        8.365          8.365  M
36829885                                              1 F                         8.74           8.74  M
36829935                                              1 F                        7.965          7.965  M
36832459                                              1 F                         6.24           6.24  M
36832491                                              1 F                        7.375          7.375  M
36832517                                              1 F                          6.5            6.5  M
36832905                                              1 F                         7.59           7.59
36833267                                              1 F                        6.705          6.705  M
36834323                                              1 F                         6.74           6.74  M
36834687                                              1 F                        8.115          8.115  M
36834794                                              1 F                        7.865          7.865  M
36835668                                              1 F                        6.265          6.265  M
36836989                                              1 F                         6.49           6.49  M
36837276                                              1 F                         6.74           6.74
36837359                                              1 F                         6.99           6.99  M
36838019                                              1 F                        7.015          7.015  M
36838746                                              1 F                         7.39           7.39
36839355                                              1 F                         8.24           8.24  M
36839595                                              1 F                        5.855          5.855  M
36839983                                              1 F                         6.99           6.99
36840973                                              1 F                         6.99           6.99  M
36842433                                              1 F                         8.49           8.49  M
36842714                                              1 F                         6.99           6.99  M
36842722                                              1 F                        7.625          7.625  M
36842961                                              1 F                         6.74           6.74  M
36843449                                              1 F                         6.89           6.89
36843480                                              1 F                         6.74           6.74  M
36844298                                              1 F                        7.865          7.865  M
36844561                                              1 F                         6.99           6.99  M
36844579                                              1 F                         7.24           7.24  M
36845030                                              1 F                         6.74           6.74  M
36845766                                              1 F                         7.49           7.49  M
36846731                                              1 F                         6.99           6.99  M
36846897                                              1 F                        6.985          6.985  M
36847960                                              1 F                         6.99           6.99  M
36848075                                              1 F                        7.715          7.715  M
36848166                                              1 F                        7.875          7.875  M
36849974                                              1 F                         6.59           6.59  M
36850303                                              1 F                        6.855          6.855
36851798                                              1 F                         6.74           6.74  M
36853018                                              1 F                         7.87           7.87  M
36853455                                              1 F                         7.99           7.99  M
36853554                                              1 F                         7.59           7.59  M
36854024                                              1 F                         6.49           6.49  M
36854065                                              1 F                         7.99           7.99
36854438                                              1 F                         6.99           6.99  M
36858314                                              1 F                         6.09           6.09  M
36860823                                              1 F                         8.09           8.09  M
36866721                                              1 F                         7.49           7.49  M
36867091                                              1 F                         7.64           7.64  M
36867364                                              1 F                         7.14           7.14  M
36875243                                              1 F                         6.99           6.99  M
36875540                                              1 F                         8.24           8.24  M
1101001566                                            4 F                            7              7
1101001751                                            1 I                            4              4 IB
1101001797                                            1 I                        5.875          5.875 IB
1101001862                                            1 I                          5.5            5.5 IB
1101001939                                            1 I                         6.75           6.75 IB
1101001944                                            1 I                         5.75           5.75 IB
1101001957                                            1 F                        6.875          6.875 IB
1101001996                                            1 F                          6.5            6.5
1101002009                                            1 F                         7.35           7.35 IB
1101002015                                            1 F                        6.875          6.875
1101002054                                            2 F                         6.75           6.75
1101002061                                            1 I                         5.75           5.75 IB
1102000515                                            2 I                         6.75           6.75 IB
1102000554                                            1 I                        6.875          6.875 IB
1102000568                                            1 I                        5.875          5.875 IB
1102000574                                            1 F                        6.875          6.875
1102000577                                            1 F                         7.25           7.25
1102000587                                            1 I                        6.375          6.375 IB
1102000621                                            1 I                        4.875          4.875 IB
1102000622                                            1 I                        4.625          4.625 IB
1102000666                                            1 I                        6.875          6.875 IB
1104000051                                            1 F                            7              7
1104000131                                            1 I                        6.875          6.875 IB
1104000142                                            1 F                        7.375          7.375
1104000172                                            1 I                         5.75           5.75 IB
1104000184                                            1 I                         5.25           5.25 IB
1104000203                                            1 I                            5              5 IB
1104000219                                            1 I                        4.625          4.625 IB
1104000237                                            1 F                          7.5            7.5
1104000240                                            1 F                          6.5            6.5 IB
1104000284                                            2 I                          6.5            6.5 IB
1104000285                                            2 I                          6.5            6.5 IB
1105000567                                            1 F                        5.875          5.875 IB
1105000605                                            1 F                         6.25           6.25
1105000639                                            1 F                         7.25           7.25
1105000706                                            1 I                        6.875          6.875 IB
1105000707                                            1 F                         6.75           6.75
1105000724                                            1 F                        6.625          6.625
1105000764                                            1 F                         7.25           7.25 IB
1105000779                                            1 I                        6.625          6.625 IB
1105000792                                            2 F                         6.75           6.75 IB
1105000827                                            1 F                         8.95           8.95 IB
1105000859                                            1 F                        5.875          5.875
1105000860                                            1 F                         7.99           7.99 IB
1105000866                                            2 F                         8.35           8.35 IB
1105000869                                            1 F                         6.45           6.45 IB
1105000896                                            1 I                         5.25           5.25 IB
1105000900                                            1 F                         6.99           6.99 IB
1105000910                                            1 I                        6.875          6.875 IB
1105000914                                            1 F                        5.625          5.625 IB
1105100066                                            1 F                         6.95           6.95
1105100297                                            1 F                         8.95           8.95 IB
1105100318                                            1 F                          6.7            6.7 IB
1105100376                                            3 F                         7.65           7.65 IB
1105100412                                            1 F                          5.9            5.9 IB
1105100456                                            1 F                          7.1            7.1 IB
1105100473                                            1 F                            7              7 IB
1105100486                                            1 F                          8.2            8.2 IB
1105100509                                            1 F                         8.25           8.25 IB
1105100616                                            1 F                         6.75           6.75 IB
1105100666                                            1 F                         6.95           6.95 IB
1105100675                                            3 F                          9.6            9.6 IB
1105100753                                            1 F                          7.3            7.3 IB
1105100791                                            1 F                         6.75           6.75 IB
1105100824                                            1 F                        7.375          7.375
1105100860                                            1 F                         7.25           7.25 IB
1105100877                                            2 F                          7.1            7.1 IB
1105100917                                            1 F                        6.375          6.375 IB
1105100922                                            2 F                         8.05           8.05 IB
1105100959                                            1 F                          7.7            7.7
1105100973                                            1 F                          8.1            8.1 IB
1105100984                                            2 F                         6.25           6.25 IB
1105100989                                            2 F                         8.25           8.25 IB
1105101000                                            1 F                         6.99           6.99 IB
1105101003                                            1 F                          5.7            5.7 IB
1105101016                                            1 F                          6.5            6.5 IB
1105101017                                            1 F                          6.5            6.5 IB
1105101020                                            1 F                         6.75           6.75 IB
1105101021                                            1 F                        6.125          6.125 IB
1105101032                                            1 F                          7.5            7.5 IB
1105101041                                            3 F                          6.5            6.5 IB
1105101062                                            1 F                         7.45           7.45 IB
1105101064                                            1 F                            7              7 IB
1105101074                                            1 F                        5.875          5.875
1105101094                                            1 F                          6.9            6.9 IB
1105101109                                            1 F                         7.99           7.99 IB
1105101122                                            1 F                         7.95           7.95 IB
1105101129                                            1 F                        5.875          5.875 IB
1105101180                                            1 F                         7.45           7.45 IB
1105101201                                            2 F                         7.45           7.45 IB
1105101207                                            1 F                          9.3            9.3 IB
1105101215                                            1 F                         8.65           8.65 IB
1105101225                                            1 F                          8.6            8.6 IB
1105101230                                            1 F                          7.7            7.7 IB
1105101233                                            1 F                          6.7            6.7 IB
1105101236                                            1 F                         7.35           7.35 IB
1105101257                                            1 F                          7.7            7.7 IB
1105101258                                            3 F                          7.7            7.7 IB
1105101259                                            2 F                          7.4            7.4
1105101268                                            3 F                          7.3            7.3 IB
1105101276                                            1 F                          6.5            6.5 IB
1105101277                                            1 F                          7.7            7.7 IB
1105101282                                            4 F                         6.95           6.95 IB
1105101286                                            2 F                          6.9            6.9 IB
1105101289                                            1 F                         8.25           8.25 IB
1105101294                                            2 F                         7.99           7.99 IB
1105101302                                            1 F                          6.9            6.9 IB
1105101303                                            2 F                          8.7            8.7 IB
1105101304                                            1 F                         7.45           7.45 IB
1105101305                                            1 F                         8.45           8.45 IB
1105101319                                            1 F                         7.35           7.35 IB
1105101346                                            2 F                         8.05           8.05 IB
1105101347                                            1 F                         6.95           6.95 IB
1105101353                                            2 F                         6.15           6.15 IB
1105101355                                            1 F                          7.1            7.1 IB
1105101357                                            1 F                         7.95           7.95 IB
1105101359                                            1 F                         7.45           7.45 IB
1105101365                                            1 F                         7.35           7.35 IB
1105101366                                            1 F                          8.8            8.8 IB
1105101371                                            1 F                          7.5            7.5 IB
1105101373                                            1 F                         8.05           8.05 IB
1105101374                                            1 F                          6.9            6.9 IB
1105101376                                            1 F                         10.2           10.2 IB
1105101382                                            2 F                        7.825          7.825 IB
1105101384                                            1 F                          8.9            8.9 IB
1105101388                                            1 F                         7.45           7.45 IB
1105101389                                            1 F                         7.65           7.65 IB
1105101391                                            1 F                         7.65           7.65 IB
1105101392                                            1 F                         6.45           6.45 IB
1105101395                                            1 F                          8.2            8.2 IB
1105101398                                            1 F                          7.4            7.4 IB
1105101404                                            1 F                         7.45           7.45 IB
1105101405                                            1 F                          6.1            6.1 IB
1105101409                                            1 F                        6.625          6.625 IB
1105101410                                            1 F                         7.45           7.45 IB
1105101413                                            1 F                         6.65           6.65 IB
1105101415                                            1 F                         5.95           5.95 IB
1105101418                                            1 F                        8.575          8.575 IB
1105101424                                            3 F                         7.15           7.15 IB
1105101425                                            2 F                         7.95           7.95 IB
1105101426                                            1 F                         7.45           7.45 IB
1105101427                                            1 F                          6.6            6.6 IB
1105101431                                            1 F                         7.25           7.25 IB
1105101434                                            2 F                          8.7            8.7 IB
1105101445                                            2 F                            8              8 IB
1105101450                                            1 F                          6.3            6.3 IB
1105101460                                            1 F                        5.875          5.875 IB
1105101470                                            1 F                         6.75           6.75
1105101478                                            1 F                          8.5            8.5 IB
1105101479                                            2 F                          8.7            8.7 IB
1105101482                                            4 F                         8.15           8.15 IB
1105101484                                            2 F                         8.75           8.75
1105101489                                            1 F                         8.45           8.45 IB
1105101491                                            3 F                          8.2            8.2 IB
1105101493                                            2 F                          7.8            7.8 IB
1105101498                                            1 F                          8.9            8.9
1105101507                                            3 F                         7.75           7.75
1105101509                                            1 F                          8.7            8.7 IB
1105101518                                            1 F                         7.65           7.65 IB
1105101527                                            2 F                         9.75           9.75 IB
1105101538                                            1 F                         7.95           7.95 IB
1105101542                                            2 F                         6.95           6.95 IB
1105101546                                            1 F                         6.99           6.99 IB
1105101547                                            1 F                          6.4            6.4 IB
1105101551                                            2 F                          7.7            7.7 IB
1105101565                                            1 F                        7.675          7.675 IB
1105101572                                            1 F                         7.05           7.05 IB
1105101581                                            1 F                          7.5            7.5 IB
1105101585                                            3 F                          6.4            6.4 IB
1105101590                                            1 F                         6.95           6.95 IB
1105101600                                            2 F                         7.99           7.99
1105101601                                            2 F                         7.99           7.99
1105101605                                            1 F                        7.875          7.875
1105101617                                            1 F                          8.2            8.2 IB
1105101620                                            1 F                         8.45           8.45
1105101625                                            1 F                          6.9            6.9 IB
1105101630                                            1 F                        8.125          8.125 IB
1105101642                                            1 F                         8.45           8.45 IB
1105101644                                            1 F                         8.05           8.05 IB
1105101659                                            1 F                         8.95           8.95
1105101665                                            1 F                         7.35           7.35 IB
1105101669                                            2 F                          8.5            8.5 IB
1105101675                                            1 F                          7.9            7.9 IB
1105101678                                            1 F                         7.45           7.45 IB
1105101681                                            1 F                          6.9            6.9 IB
1105101686                                            1 F                         7.95           7.95 IB
1105101693                                            2 F                         6.65           6.65 IB
1105101699                                            2 F                          5.9            5.9 IB
1105101704                                            1 F                         6.75           6.75
1105101707                                            2 F                         6.15           6.15 IB
1105101741                                            1 F                         6.95           6.95
1105101742                                            3 F                         6.85           6.85 IB
1105101771                                            1 F                         8.25           8.25
1105101865                                            1 F                         7.25           7.25 IB
1106000061                                            1 F                          5.5            5.5
1106000160                                            1 I                          4.5            4.5 IB
1106000163                                            1 I                        4.375          4.375 IB
1106000172                                            1 F                        5.125          5.125
1106000178                                            1 I                        5.625          5.625 IB
1108000233                                            1 F                        6.625          6.625 IB
1111000007                                            1 F                          5.5            5.5
1112000106                                            1 F                        6.875          6.875
1112000117                                            1 F                         6.25           6.25 IB
1112000124                                            1 I                        5.375          5.375 IB
1112000132                                            1 F                          7.1            7.1 IB
1112000152                                            1 F                        6.125          6.125 IB
1112000157                                            1 F                        5.625          5.625 IB
1112000175                                            1 F                         6.35           6.35 IB
1112000183                                            1 F                         5.85           5.85 IB
1113000027                                            1 I                          5.5            5.5 IB
1113000036                                            1 F                          6.5            6.5
1113000038                                            1 F                        6.625          6.625 IB
1113000043                                            1 I                         4.75           4.75 IB
1113000052                                            1 F                        6.625          6.625
1301001107                                            1 F                        5.625          5.625
1301001146                                            1 F                        7.875          7.875
1301001190                                            1 F                        8.925          8.925 IB
1301001199                                            1 I                          6.5            6.5 IB
1301001204                                            1 I                          6.5            6.5 IB
1301001207                                            1 F                        6.125          6.125 IB
1301001209                                            1 I                        5.875          5.875 IB
1301001210                                            1 I                          6.5            6.5 IB
1301001216                                            1 I                            7              7 IB
1301001220                                            1 I                        6.125          6.125 IB
1302001094                                            1 F                         6.75           6.75 IB
1302001165                                            1 F                        6.875          6.875 IB
1302001183                                            1 F                        6.375          6.375 IB
1302001190                                            1 F                         6.75           6.75 IB
1302001198                                            1 F                          7.5            7.5
1302001199                                            1 F                         7.25           7.25 IB
1302001210                                            1 I                          6.5            6.5 IB
1302001211                                            1 I                        5.375          5.375 IB
1302001214                                            1 I                        6.875          6.875 IB
1303000759                                            1 I                          5.5            5.5 IB
1303000980                                            1 I                         5.75           5.75 IB
1303001034                                            1 I                        7.375          7.375 IB
1303001084                                            1 I                         4.75           4.75 IB
1303001122                                            1 I                         5.75           5.75 IB
1303001141                                            1 F                            7              7 IB
1303001157                                            1 F                         7.35           7.35 IB
1303001158                                            1 I                          6.5            6.5 IB
1303001159                                            1 I                        7.375          7.375 IB
1303001161                                            1 I                          6.5            6.5 IB
1303001164                                            1 F                          7.8            7.8 IB
1303001168                                            1 I                          5.5            5.5 IB
1303001180                                            1 I                            6              6 IB
1303001184                                            1 I                          5.5            5.5 IB
1303001188                                            1 I                            6              6 IB
1303001220                                            1 I                         5.25           5.25 IB
1303001235                                            1 F                          6.5            6.5 IB
1304003078                                            1 I                        3.875          3.875 IB
1304003109                                            1 F                          5.5            5.5
1304003287                                            1 I                         5.25           5.25 IB
1304003338                                            1 F                         6.75           6.75 IB
1304003493                                            1 I                            5              5 IB
1304003519                                            1 I                          5.5            5.5 IB
1304003538                                            1 I                        5.375          5.375 IB
1304003566                                            1 I                        5.875          5.875 IB
1304003617                                            1 F                            6              6 IB
1304003625                                            1 I                          5.5            5.5 IB
1304003626                                            1 F                        6.625          6.625
1304003633                                            1 F                         6.75           6.75 IB
1304003646                                            1 I                          5.5            5.5 IB
1304003654                                            1 F                        6.625          6.625
1304003657                                            1 I                        5.625          5.625 IB
1304003662                                            1 I                          5.5            5.5 IB
1304003685                                            1 F                         5.75           5.75 IB
1304003692                                            1 I                            5              5 IB
1304003711                                            1 I                         5.25           5.25 IB
1304003719                                            1 F                        6.875          6.875 IB
1304003745                                            1 I                        4.875          4.875 IB
1304003761                                            1 I                            6              6 IB
1304003784                                            1 I                         4.75           4.75 IB
1304003787                                            1 F                          6.5            6.5 IB
1304003804                                            1 I                         4.25           4.25 IB
1304003808                                            1 I                         6.25           6.25 IB
1304003823                                            1 F                          6.5            6.5 IB
1304003834                                            1 I                        4.625          4.625 IB
1304003852                                            1 F                        6.875          6.875 IB
1304003868                                            1 I                         5.25           5.25 IB
1304003882                                            1 I                         5.25           5.25 IB
1304003883                                            1 F                          6.8            6.8 IB
1304003892                                            1 F                         6.95           6.95 IB
1304003900                                            1 F                          6.5            6.5
1304003930                                            1 I                          5.5            5.5 IB
1304003941                                            1 I                         5.25           5.25 IB
1304003943                                            1 F                         6.75           6.75
1304003950                                            1 F                        6.125          6.125
1304003961                                            1 F                          6.5            6.5
1304003963                                            1 I                         6.25           6.25 IB
1304003972                                            1 I                        4.375          4.375 IB
1304003987                                            1 I                         5.25           5.25 IB
1304003990                                            1 I                            5              5 IB
1304004034                                            1 I                         4.75           4.75 IB
1308000957                                            1 F                         6.75           6.75
1308000960                                            1 F                         6.75           6.75
1308001146                                            1 F                         6.25           6.25
1308001235                                            1 F                        6.875          6.875 IB
1308001411                                            1 F                            7              7
1308001416                                            1 F                            7              7
1308001493                                            1 I                         6.25           6.25 IB
1308001494                                            1 F                         6.75           6.75
1308001609                                            1 F                        6.625          6.625
1308001621                                            1 I                          5.5            5.5 IB
1308001625                                            1 I                         5.25           5.25 IB
1308001652                                            1 I                        5.625          5.625 IB
1308001655                                            1 I                        5.625          5.625 IB
1308001656                                            1 I                        6.125          6.125 IB
1308001691                                            1 I                          5.5            5.5 IB
1308001694                                            1 I                         4.75           4.75 IB
1308001698                                            1 I                            5              5 IB
1308001701                                            1 I                        7.125          7.125 IB
1308001726                                            1 I                        5.125          5.125 IB
1308001796                                            1 F                          6.5            6.5
1308001812                                            2 I                         5.25           5.25 IB
1308001826                                            1 I                         4.75           4.75 IB
1309002238                                            1 I                        4.125          4.125 IB
1309002732                                            1 I                         4.75           4.75 IB
1309002742                                            1 F                         6.25           6.25
1309002766                                            1 I                         7.25           7.25 IB
1309002804                                            1 I                        6.875          6.875 IB
1309002869                                            1 I                         6.25           6.25 IB
1309002877                                            1 F                        6.125          6.125
1309002900                                            1 I                        6.625          6.625 IB
1309002906                                            1 I                        6.625          6.625 IB
1309002921                                            1 I                            6              6 IB
1309002960                                            1 I                        6.875          6.875 IB
1309002999                                            1 I                        5.875          5.875 IB
1309003025                                            1 I                          5.5            5.5 IB
1309003035                                            1 F                            6              6
1309003036                                            1 I                          4.5            4.5 IB
1309003037                                            1 F                        5.625          5.625 IB
1309003066                                            1 F                          7.5            7.5
1309003071                                            1 I                        6.625          6.625 IB
1309003117                                            1 I                        6.875          6.875 IB
1309003118                                            1 I                        6.875          6.875 IB
1309003138                                            1 F                        5.375          5.375
1309003171                                            1 I                        6.375          6.375 IB
1309003174                                            1 F                            6              6 IB
1309003186                                            1 F                        6.625          6.625
1309003232                                            1 I                        5.375          5.375 IB
1309003243                                            1 F                          6.5            6.5 IB
1309003251                                            1 I                         4.25           4.25 IB
1309003257                                            1 I                         6.25           6.25 IB
1309003273                                            1 I                        4.375          4.375 IB
1309003315                                            1 I                            5              5 IB
1309003320                                            1 I                        6.375          6.375 IB
1309003321                                            1 I                        5.875          5.875 IB
1309003331                                            1 I                         5.25           5.25 IB
1309003334                                            1 I                            6              6 IB
1309003353                                            1 I                         4.75           4.75 IB
1309003367                                            1 I                        6.625          6.625 IB
1309003369                                            1 I                        6.125          6.125 IB
1309003380                                            1 F                          6.5            6.5
1309003408                                            1 I                        6.375          6.375 IB
1309003414                                            1 F                            6              6 IB
1309003416                                            1 F                            7              7
1309003425                                            1 I                         7.75           7.75 IB
1309003428                                            1 I                        5.625          5.625 IB
1309003437                                            1 F                            6              6 IB
1309003471                                            1 I                          5.5            5.5 IB
1309003482                                            1 I                        4.875          4.875 IB
1309003483                                            1 I                        6.875          6.875 IB
1309003489                                            1 F                          6.5            6.5
1309003523                                            1 F                         7.25           7.25
1309003526                                            1 I                          4.5            4.5 IB
1309003532                                            1 I                        6.625          6.625 IB
1309003537                                            1 F                        6.375          6.375
1309003541                                            1 I                         5.25           5.25 IB
1309003552                                            1 I                         5.25           5.25 IB
1309003572                                            1 F                        6.375          6.375
1310001997                                            1 I                         6.25           6.25 IB
1310002272                                            1 I                        4.375          4.375 IB
1310002308                                            1 F                        5.625          5.625
1310002566                                            1 F                          6.5            6.5 IB
1310002599                                            1 I                          5.5            5.5 IB
1310002747                                            1 I                            6              6 IB
1310002796                                            1 I                        5.625          5.625 IB
1310002817                                            1 F                        6.875          6.875
1310002847                                            1 I                          6.5            6.5 IB
1310002848                                            1 F                          6.5            6.5 IB
1310002951                                            1 I                        5.875          5.875 IB
1310003065                                            1 I                          5.5            5.5 IB
1310003169                                            1 F                          6.5            6.5
1310003237                                            1 F                          5.5            5.5
1310003269                                            1 I                          5.5            5.5 IB
1310003274                                            1 I                          5.5            5.5 IB
1310003323                                            1 I                        4.875          4.875 IB
1310003327                                            1 I                            7              7 IB
1310003330                                            1 I                          5.5            5.5 IB
1310003340                                            1 F                        8.375          8.375
1310003370                                            1 I                          5.5            5.5 IB
1310003375                                            1 F                        6.875          6.875 IB
1310003376                                            1 I                          5.5            5.5 IB
1310003378                                            1 F                        6.875          6.875 IB
1310003384                                            1 F                          6.5            6.5 IB
1310003393                                            1 I                          5.5            5.5 IB
1310003395                                            1 I                          5.5            5.5 IB
1310003397                                            1 I                            7              7 IB
1310003398                                            1 F                        6.375          6.375
1310003400                                            1 I                            7              7 IB
1310003404                                            1 I                            5              5 IB
1310003409                                            1 I                        4.625          4.625 IB
1310003412                                            1 I                          5.5            5.5 IB
1310003414                                            1 I                          5.5            5.5 IB
1310003415                                            1 I                        5.625          5.625 IB
1310003428                                            1 F                            8              8
1310003440                                            1 I                        6.125          6.125 IB
1310003445                                            1 I                         6.75           6.75 IB
1310003449                                            1 I                         5.25           5.25 IB
1310003475                                            1 F                            6              6
1310003481                                            1 I                        4.875          4.875 IB
1310003496                                            1 F                        7.625          7.625
1310003499                                            1 I                        5.875          5.875 IB
1310003507                                            1 F                            7              7 IB
1310003508                                            1 I                        5.875          5.875 IB
1310003547                                            1 I                          5.5            5.5 IB
1310003551                                            1 I                          5.5            5.5 IB
1310003553                                            1 I                          5.5            5.5 IB
1310003560                                            1 I                        5.875          5.875 IB
1310003563                                            1 I                            5              5 IB
1310003564                                            1 I                         6.75           6.75 IB
1310003566                                            1 F                          6.5            6.5 IB
1310003568                                            1 I                         6.75           6.75 IB
1310003580                                            1 I                         5.25           5.25 IB
1310003593                                            1 I                          5.5            5.5 IB
1310003623                                            1 I                        6.375          6.375 IB
1310003631                                            1 I                          6.5            6.5 IB
1310003649                                            1 I                        5.875          5.875 IB
1310003658                                            1 I                            7              7 IB
1310003659                                            1 I                            6              6 IB
1310003679                                            1 I                          6.5            6.5 IB
1310003681                                            1 F                         6.75           6.75
1310003720                                            3 I                         6.75           6.75 IB
1310003722                                            1 I                         5.25           5.25 IB
1310003743                                            1 I                        4.875          4.875 IB
1310003745                                            1 I                            6              6 IB
1310003757                                            1 I                          5.5            5.5 IB
1310003758                                            1 I                        4.875          4.875 IB
1310003761                                            1 I                         5.25           5.25 IB
1310003766                                            1 I                         5.25           5.25 IB
1310003769                                            1 I                         4.75           4.75 IB
1310003770                                            1 I                         5.25           5.25 IB
1310003771                                            1 I                        7.625          7.625 IB
1310003772                                            1 I                         5.25           5.25 IB
1310003788                                            1 I                            5              5 IB
1310003789                                            1 I                            5              5 IB
1310003794                                            1 I                         5.25           5.25 IB
1310003800                                            1 F                        7.875          7.875
1310003803                                            1 I                        5.875          5.875 IB
1310003807                                            1 I                         5.25           5.25 IB
1310003810                                            1 I                         5.25           5.25 IB
1310003811                                            1 I                         5.25           5.25 IB
1310003815                                            1 I                         5.25           5.25 IB
1310003816                                            1 I                         5.25           5.25 IB
1310003824                                            1 F                        7.375          7.375
1310003827                                            1 I                        4.875          4.875 IB
1310003830                                            1 I                            5              5 IB
1310003834                                            1 I                        4.875          4.875 IB
1310003837                                            1 I                         5.25           5.25 IB
1310003838                                            1 I                         5.25           5.25 IB
1310003870                                            1 I                        4.875          4.875 IB
1310003872                                            1 I                        6.625          6.625 IB
1310003877                                            1 I                         5.25           5.25 IB
1310003881                                            1 I                            7              7 IB
1310003885                                            1 I                            7              7 IB
1310003886                                            1 F                        6.375          6.375
1310003900                                            1 I                        5.625          5.625 IB
1310003908                                            1 I                        5.375          5.375 IB
1310003911                                            1 I                         4.75           4.75 IB
1310003921                                            1 I                         6.25           6.25 IB
1310003924                                            1 I                        4.625          4.625 IB
1310003928                                            1 I                            6              6 IB
1310003955                                            1 I                        5.875          5.875 IB
1310003965                                            1 F                          6.5            6.5 IB
1310003967                                            1 F                        5.625          5.625
1310003968                                            1 I                         5.75           5.75 IB
1310003984                                            2 F                          7.5            7.5
1310003988                                            1 I                         5.25           5.25 IB
1310003990                                            1 I                          4.5            4.5 IB
1310003992                                            1 I                          6.5            6.5 IB
1310003993                                            1 I                         5.25           5.25 IB
1310003994                                            2 F                          7.5            7.5
1310003996                                            2 F                          7.5            7.5
1310003998                                            2 F                          7.5            7.5
1310004000                                            1 I                         5.25           5.25 IB
1310004001                                            1 I                         5.25           5.25 IB
1310004002                                            1 I                         5.25           5.25 IB
1310004004                                            1 I                        4.875          4.875 IB
1310004016                                            1 I                          5.5            5.5 IB
1310004034                                            1 I                          5.5            5.5 IB
1310004045                                            1 I                         5.25           5.25 IB
1310004046                                            1 I                         5.25           5.25 IB
1310004048                                            1 I                         5.25           5.25 IB
1310004050                                            1 I                         5.25           5.25 IB
1310004062                                            1 F                        6.375          6.375
1310004063                                            1 I                            7              7 IB
1310004080                                            1 I                         5.75           5.75 IB
1310004088                                            1 I                        5.625          5.625 IB
1310004098                                            1 I                          5.5            5.5 IB
1310100580                                            1 I                            6              6 IB
1310100595                                            1 I                         7.25           7.25 IB
1311001944                                            1 I                         5.75           5.75 IB
1311001970                                            1 I                         6.75           6.75 IB
1311002070                                            1 F                        7.375          7.375
1311002085                                            1 I                        5.375          5.375 IB
1311002096                                            1 I                          5.5            5.5 IB
1311002103                                            1 F                         7.85           7.85 IB
1311002105                                            1 I                         6.75           6.75 IB
1311002106                                            1 I                          5.5            5.5 IB
1311002109                                            1 I                          5.5            5.5 IB
1311002113                                            1 I                        6.625          6.625 IB
1311002131                                            1 F                         6.75           6.75 IB
1311002132                                            1 F                          7.5            7.5
1311002165                                            1 I                          5.5            5.5 IB
1311002171                                            1 I                        6.875          6.875 IB
1311002174                                            1 F                         6.75           6.75 IB
1311002181                                            1 I                            6              6 IB
1311002189                                            1 F                          6.5            6.5 IB
1311002198                                            1 I                        6.125          6.125 IB
1311002199                                            1 I                         7.25           7.25 IB
1311002233                                            1 I                         6.25           6.25 IB
1311002246                                            1 I                        4.875          4.875 IB
1311002251                                            1 I                        5.375          5.375 IB
1311002262                                            1 F                        6.125          6.125 IB
1311002290                                            1 I                         5.25           5.25 IB
1311002303                                            1 I                        4.875          4.875 IB
1311002311                                            1 F                         6.75           6.75 IB
1312001122                                            1 F                         5.25           5.25
1312001241                                            1 I                            5              5 IB
1312001313                                            1 I                         5.75           5.75 IB
1312001417                                            1 F                        5.125          5.125
1312001418                                            1 I                          5.5            5.5 IB
1312001427                                            1 I                            6              6 IB
1312001460                                            1 F                         5.25           5.25
1312001470                                            1 I                         6.25           6.25 IB
1312001500                                            1 I                        6.875          6.875 IB
1312001512                                            1 F                        6.875          6.875
1312001515                                            1 F                         7.35           7.35 IB
1312001521                                            1 F                            6              6
1312001554                                            1 I                         5.25           5.25 IB
1312001571                                            1 I                         5.25           5.25 IB
1312001594                                            1 I                        6.625          6.625 IB
1312001600                                            1 I                        6.125          6.125 IB
1312001605                                            1 I                            5              5 IB
1312001606                                            1 I                            6              6 IB
1312001617                                            1 I                         5.25           5.25 IB
1312001622                                            1 I                         6.25           6.25 IB
1312001625                                            1 I                         5.25           5.25 IB
1312001634                                            2 I                            6              6 IB
1312001637                                            2 I                            6              6 IB
1313000212                                            1 I                        5.375          5.375 IB
1313000426                                            1 I                        4.875          4.875 IB
1313000541                                            1 F                        6.375          6.375 re
1313000556                                            1 I                          5.5            5.5 IB
1313000673                                            1 F                        7.375          7.375
1313000674                                            1 I                          5.5            5.5 IB
1313000688                                            1 F                          6.5            6.5
1313000690                                            1 F                          6.5            6.5
1313000692                                            1 F                          6.5            6.5
1313000695                                            1 F                        7.375          7.375
1313000714                                            1 F                        6.375          6.375
1313000737                                            1 I                        5.375          5.375 IB
1313000741                                            1 I                          5.5            5.5 IB
1313000742                                            1 I                        6.375          6.375 IB
1313000778                                            1 F                          7.5            7.5
1313000805                                            1 I                        5.625          5.625 IB
1313000807                                            1 F                         6.75           6.75
1313000819                                            1 I                        4.375          4.375 IB
1313000823                                            1 I                         5.75           5.75 IB
1313000826                                            1 F                        6.125          6.125 IB
1313000838                                            1 I                        6.875          6.875 IB
1313000872                                            1 F                        6.625          6.625
1313000875                                            1 I                         5.25           5.25 IB
1313000878                                            1 I                         5.25           5.25 IB
1313000898                                            1 I                          6.5            6.5 IB
1313000906                                            1 F                        6.625          6.625
1313000915                                            1 I                            6              6 IB
1313000925                                            1 I                         5.25           5.25 IB
1313000930                                            1 I                         5.25           5.25 IB
1313000968                                            1 I                        4.375          4.375 IB
1313000974                                            1 I                          4.5            4.5 IB
1313000975                                            1 F                         6.25           6.25
1313000984                                            1 I                          5.5            5.5 IB
1313001002                                            1 F                        5.375          5.375 IB
1315000008                                            1 F                        5.625          5.625
1315000160                                            1 F                        6.125          6.125
1315000380                                            1 F                         7.25           7.25
1315000405                                            1 F                          6.5            6.5 IB
1315000457                                            1 I                        4.875          4.875 IB
1315000465                                            1 I                         5.25           5.25 IB
1315000484                                            1 I                          5.5            5.5 IB
1315000504                                            1 I                          5.5            5.5 IB
1315000512                                            1 I                         5.75           5.75 IB
1315000516                                            1 I                        5.625          5.625 IB
1315000530                                            1 F                        6.375          6.375 IB
1315000534                                            1 I                        6.125          6.125 IB
1315000536                                            1 F                        5.875          5.875
1315000540                                            1 I                         5.25           5.25 IB
1315000550                                            1 I                          5.5            5.5 IB
1315000552                                            1 I                         5.75           5.75 IB
1315000554                                            1 I                            6              6 IB
1315000556                                            1 I                        5.375          5.375 IB
1315000567                                            1 F                            6              6
1315000583                                            1 I                            7              7 IB
1315000587                                            1 F                        6.625          6.625
1315000588                                            1 I                        5.125          5.125 IB
1315000593                                            1 I                        5.375          5.375 IB
1315000594                                            2 I                            7              7 IB
1315000595                                            2 I                            7              7 IB
1315000640                                            1 I                         5.25           5.25 IB
1315000641                                            1 I                         5.25           5.25 IB
1315000650                                            1 I                        4.875          4.875 IB
1315000664                                            1 I                        5.375          5.375 IB
1315000686                                            1 F                        5.875          5.875
1315000711                                            1 I                        5.375          5.375 IB
1316000075                                            1 I                        6.625          6.625 IB
1316000101                                            1 I                          5.5            5.5 IB
1316000113                                            1 F                          5.5            5.5 IB
1316000131                                            1 F                        6.125          6.125 IB
1316000152                                            1 I                        4.625          4.625 IB
1316000156                                            1 F                         6.75           6.75
1316000165                                            1 F                            7              7
1316000202                                            1 I                        6.125          6.125 IB
1317000011                                            1 F                         6.75           6.75
1317000013                                            1 I                          5.5            5.5 IB
1319000001                                            1 I                            5              5 IB
1319000002                                            1 I                        5.125          5.125 IB
1321000001                                            1 F                         6.25           6.25 IB
1321000005                                            1 F                         6.75           6.75
1321000010                                            1 I                        6.375          6.375 IB
1501103507                                            1 F                        5.875          5.875
1501103528                                            1 F                          5.5            5.5
1501103576                                            1 F                         5.75           5.75
1501104290                                            1 I                        6.375          6.375 IB
1501105050                                            1 F                        5.625          5.625
1501105434                                            1 F                        8.375          8.375
1501105581                                            1 F                         5.25           5.25
1501105594                                            2 F                            7              7 IB
1501105717                                            1 F                          7.5            7.5
1501105787                                            1 F                          7.5            7.5
1501105799                                            1 F                          8.5            8.5
1501105808                                            1 F                          8.5            8.5
1501105861                                            1 F                        5.875          5.875
1501105897                                            1 F                        6.875          6.875 IB
1501105952                                            1 F                        5.875          5.875
1501106046                                            1 F                        7.875          7.875
1501106050                                            4 F                          7.5            7.5
1501106082                                            1 I                            7              7 IB
1501106101                                            2 F                            6              6 IB
1501106110                                            1 F                          5.7            5.7 IB
1501106139                                            1 F                        8.875          8.875
1501106175                                            1 F                            8              8
1501106243                                            1 F                            8              8
1501106314                                            2 I                        5.375          5.375 IB
1501106315                                            2 I                        5.375          5.375 IB
1501106340                                            1 F                        8.875          8.875
1501106371                                            1 F                          6.5            6.5
1501106403                                            1 F                        6.875          6.875
1501106416                                            1 F                          6.5            6.5
1501106538                                            1 F                         4.75           4.75 IB
1501106551                                            1 I                        5.875          5.875 IB
1501106553                                            1 I                        4.625          4.625 IB
1501106580                                            1 F                        7.125          7.125
1501106615                                            1 F                         7.25           7.25
1501106619                                            1 I                         4.75           4.75 IB
1501106624                                            1 I                          5.5            5.5 IB
1501106628                                            1 I                         6.75           6.75 IB
1501106636                                            1 I                         5.25           5.25 IB
1501106649                                            1 F                            7              7
1501106652                                            1 I                         5.25           5.25 IB
1501106664                                            1 I                          6.5            6.5 IB
1501106667                                            1 I                        4.875          4.875 IB
1501106720                                            1 I                        5.125          5.125 IB
1501106763                                            1 F                          6.5            6.5
1501106790                                            1 F                          6.5            6.5 IB
1701101581                                            1 I                          5.5            5.5 IB
1701101725                                            1 F                        5.125          5.125
1701101857                                            1 F                        5.875          5.875
1701102047                                            1 F                         5.75           5.75
1701102154                                            1 I                          5.5            5.5 IB
1701102187                                            1 I                        3.625          3.625 IB
1701102207                                            1 I                        5.875          5.875 IB
1701102241                                            1 F                        6.125          6.125
1701102610                                            1 F                        5.875          5.875
1701102664                                            1 I                         4.75           5.75 IB
1701102721                                            1 F                        5.875          5.875
1701102807                                            1 I                          4.5            4.5 IB
1701102831                                            1 F                            7              7
1701102854                                            2 I                         4.75           4.75 IB
1701102865                                            1 I                            6              6 IB
1701102867                                            1 I                        4.875          4.875 IB
1701102872                                            1 F                         4.75           4.75 IB
1701102908                                            1 F                         5.25           5.25 IB
1701102936                                            1 F                          5.5            5.5 IB
1701102937                                            1 F                          5.5            5.5 IB
1701102938                                            1 F                          6.5            6.5
1701102963                                            1 F                        6.125          6.125 IB
1701102967                                            1 I                            6              6 IB
1701102970                                            1 F                        6.875          6.875
1701102972                                            4 F                          6.5            6.5
1701102980                                            1 I                        5.875          5.875 IB
1701102987                                            1 I                         5.25           5.25 IB
1701102989                                            1 F                            7              7
1701103007                                            1 F                         5.25           5.25 IB
1701103014                                            4 I                        6.125          6.125 IB
1701103043                                            1 F                            6              6
1701103046                                            1 F                         4.75           4.75 IB
1701103055                                            1 I                        5.875          5.875 IB
1701103057                                            1 F                            5              5 IB
1701103062                                            1 F                        5.875          5.875
1701103063                                            1 I                            5              5 IB
1701103067                                            1 I                        6.125          6.125 IB
1701103068                                            1 F                            6              6 IB
1701103072                                            1 F                         6.75           6.75
1701103076                                            1 F                          6.5            6.5
1701103078                                            1 F                            6              6
1701103085                                            1 I                        4.125          4.125 IB
1701103087                                            1 F                         6.25           6.25
1701103093                                            1 I                        6.125          6.125 IB
1701103102                                            1 F                          5.5            5.5 IB
1701103109                                            1 F                         6.25           6.25
1701103115                                            1 I                          5.5            5.5 IB
1701103116                                            1 F                        6.375          6.375
1701103120                                            1 I                        4.625          4.625 IB
1701103122                                            1 F                        5.875          5.875
1701103123                                            1 F                        5.625          5.625 IB
1701103130                                            1 F                         6.75           6.75
1701103145                                            2 I                            6              6 IB
1701103151                                            1 I                          5.5            5.5 IB
1701103152                                            1 I                         5.75           5.75 IB
1701103160                                            1 F                        6.375          6.375
1701103175                                            1 F                         6.25           6.25
1701103176                                            1 F                        6.125          6.125
1701103177                                            1 F                         6.75           6.75
1701103178                                            1 I                         5.75           5.75 IB
1701103181                                            2 F                         6.75           6.75
1701103201                                            1 F                         5.75           5.75 IB
1701103202                                            1 I                         5.25           5.25 IB
1701103211                                            2 F                        6.625          6.625
1701103216                                            1 F                         6.25           6.25
1701103217                                            1 F                        4.375          4.375 IB
1701103221                                            1 F                         6.25           6.25
1701103225                                            1 I                        5.875          5.875 IB
1701103226                                            1 I                         4.25           4.25 IB
1701103231                                            1 I                          5.5            5.5 IB
1701103236                                            4 I                            6              6 IB
1701103238                                            1 I                         5.25           5.25 IB
1701103239                                            1 F                        6.125          6.125
1701103240                                            1 I                        4.125          4.125 IB
1701103248                                            1 I                          3.5            3.5 IB
1701103254                                            1 F                            6              6
1701103261                                            1 F                        6.375          6.375
1701103262                                            1 F                        5.875          5.875 IB
1701103263                                            1 I                         4.25           4.25 IB
1701103269                                            1 F                         6.25           6.25
1701103270                                            4 F                         6.75           6.75
1701103272                                            1 I                        5.875          5.875 IB
1701103273                                            1 I                          5.5            5.5 IB
1701103274                                            1 I                         4.75           4.75 IB
1701103279                                            2 I                        6.625          6.625 IB
1701103283                                            1 F                        5.625          5.625 IB
1701103285                                            1 I                          5.5            5.5 IB
1701103293                                            1 I                         5.25           5.25 IB
1701103297                                            1 F                        4.625          4.625 IB
1701103299                                            3 F                        6.875          6.875
1701103310                                            1 F                            6              6 IB
1701103312                                            1 I                        4.875          4.875 IB
1701103314                                            1 I                        4.875          4.875 IB
1701103316                                            1 I                        5.375          5.375 IB
1701103318                                            1 F                         5.75           5.75 IB
1701103322                                            1 I                        4.875          4.875 IB
1701103325                                            1 F                          6.5            6.5
1701103326                                            1 I                        6.125          6.125 IB
1701103347                                            1 I                         5.25           5.25 IB
1701103349                                            1 I                          5.5            5.5 IB
1701103350                                            1 I                        4.875          4.875 IB
1701103352                                            1 I                         4.75           4.75 IB
1701103354                                            1 F                        5.625          5.625 IB
1701103356                                            2 I                        5.375          5.375 IB
1701103358                                            1 F                         5.25           5.25 IB
1701103362                                            1 I                        4.375          4.375 IB
1701103366                                            1 I                         6.25           6.25 IB
1701103367                                            1 F                         6.75           6.75
1701103368                                            2 F                         5.75           5.75 IB
1701103371                                            1 F                          6.5            6.5
1701103372                                            1 F                        4.125          4.125 IB
1701103381                                            1 I                        6.125          6.125 IB
1701103383                                            1 I                        5.125          5.125 IB
1701103385                                            2 F                         6.75           6.75
1701103390                                            1 F                        5.625          5.625 IB
1701103393                                            1 I                         6.25           6.25 IB
1701103395                                            1 F                         5.25           5.25 IB
1701103398                                            1 I                         5.75           5.75 IB
1701103399                                            2 F                         6.75           6.75
1701103401                                            1 I                          5.5            5.5 IB
1701103404                                            1 F                        5.375          5.375 IB
1701103407                                            1 F                         8.25           8.25
1701103408                                            1 I                        4.375          4.375 IB
1701103409                                            1 F                            6              6
1701103411                                            1 I                        4.875          4.875 IB
1701103416                                            1 I                          5.5            5.5 IB
1701103418                                            3 F                          6.5            6.5
1701103419                                            1 I                        6.375          6.375 IB
1701103422                                            1 F                         6.75           6.75
1701103424                                            1 F                         6.75           6.75
1701103427                                            1 F                        6.375          6.375
1701103428                                            1 F                        6.625          6.625
1701103432                                            1 I                            5              5 IB
1701103440                                            1 F                         6.75           6.75
1701103445                                            2 F                        5.875          5.875 IB
1701103447                                            1 I                         6.25           6.25 IB
1701103455                                            1 I                          5.5            5.5 IB
1701103459                                            2 F                         6.25           6.25
1701103460                                            1 F                          6.5            6.5
1701103461                                            1 I                         5.75           5.75 IB
1701103464                                            1 F                         5.75           5.75
1701103467                                            1 F                            6              6
1701103470                                            1 I                        5.875          5.875 IB
1701103478                                            1 F                         6.75           6.75
1701103481                                            1 F                          4.5            4.5 IB
1701103490                                            1 F                         6.25           6.25
1701103496                                            1 F                         6.25           6.25
1701103497                                            1 F                         6.75           6.75
1701103498                                            1 F                        5.875          5.875
1701103505                                            1 I                            6              6 IB
1701103514                                            1 F                         6.25           6.25
1701103520                                            1 I                         4.75           4.75 IB
1701103534                                            1 F                          6.5            6.5
1701103543                                            1 F                        6.375          6.375
1701103544                                            1 I                        5.875          5.875 IB
1701103546                                            1 I                          5.5            5.5 IB
1701103550                                            1 I                        6.375          6.375 IB
1701103552                                            1 I                         5.75           5.75 IB
1701103558                                            1 I                         5.25           5.25 IB
1701103561                                            1 F                          5.5            5.5 IB
1701103562                                            1 I                        6.125          6.125 IB
1701103566                                            1 I                        6.875          6.875 IB
1701103572                                            1 F                         6.25           6.25
1701103574                                            1 F                          5.5            5.5
1701103579                                            1 I                        5.625          5.625 IB
1701103582                                            1 F                         6.25           6.25
1701103585                                            1 I                          5.5            5.5 IB
1701103586                                            1 I                          5.5            5.5 IB
1701103587                                            1 I                        5.875          5.875 IB
1701103589                                            1 I                         6.25           6.25 IB
1701103590                                            1 I                         5.75           5.75 IB
1701103594                                            1 F                         5.75           5.75
1701103595                                            1 I                         5.25           5.25 IB
1701103601                                            1 F                        6.375          6.375 IB
1701103603                                            1 I                        4.125          4.125 IB
1701103605                                            1 F                            6              6
1701103606                                            1 I                          5.5            5.5 IB
1701103611                                            2 F                          6.5            6.5
1701103613                                            4 F                         6.75           6.75
1701103614                                            1 I                         4.75           4.75 IB
1701103615                                            4 F                         6.75           6.75
1701103618                                            1 I                        5.125          5.125 IB
1701103631                                            1 F                         4.75           4.75 IB
1701103638                                            1 I                         4.75           4.75 IB
1701103639                                            1 I                        5.125          5.125 IB
1701103644                                            2 F                            6              6
1701103646                                            1 F                         6.25           6.25
1701103648                                            1 F                         6.25           6.25
1701103651                                            1 F                         5.25           5.25 IB
1701103656                                            1 I                          6.5            6.5 IB
1701103658                                            1 I                        5.875          5.875 IB
1701103660                                            4 F                         6.25           6.25
1701103661                                            3 I                         5.75           5.75 IB
1701103663                                            1 F                         6.25           6.25
1701103668                                            1 I                          5.5            5.5 IB
1701103672                                            1 I                         4.75           4.75 IB
1701103676                                            4 F                        7.875          7.875
1701103678                                            1 F                         4.75           4.75 IB
1701103681                                            1 I                         5.25           5.25 IB
1701103682                                            1 I                          4.5            4.5 IB
1701103688                                            3 I                         6.25           6.25 IB
1701103696                                            2 F                         5.75           5.75 IB
1701103699                                            1 I                         4.75           4.75 IB
1701103702                                            1 F                          6.5            6.5
1701103704                                            1 I                         5.75           5.75 IB
1701103705                                            1 I                          5.5            5.5 IB
1701103706                                            1 F                        4.875          4.875 IB
1701103708                                            1 I                        5.625          5.625 IB
1701103710                                            1 F                         6.25           6.25
1701103713                                            1 F                         5.75           5.75 IB
1701103714                                            1 F                        6.375          6.375
1701103719                                            4 F                          5.5            5.5
1701103721                                            1 I                            5              5 IB
1701103728                                            4 F                         6.75           6.75
1701103729                                            1 I                        6.125          6.125 IB
1701103736                                            1 I                        5.625          5.625 IB
1701103743                                            1 F                          6.5            6.5
1701103746                                            1 F                          6.5            6.5
1701103749                                            1 F                         6.75           6.75
1701103754                                            1 I                        4.875          4.875 IB
1701103756                                            1 I                         4.75           4.75 IB
1701103760                                            1 I                            5              5 IB
1701103762                                            1 I                         5.25           5.25 IB
1701103764                                            1 I                          5.5            5.5 IB
1701103766                                            1 F                         4.25           4.25 IB
1701103768                                            1 I                         4.75           4.75 IB
1701103772                                            1 I                        5.125          5.125 IB
1701103774                                            1 I                         5.25           5.25 IB
1701103779                                            1 I                            5              5 IB
1701103780                                            1 F                          6.5            6.5
1701103791                                            1 F                            7              7
1701103794                                            1 F                          6.5            6.5
1701103795                                            2 F                         6.75           6.75
1701103797                                            1 F                          5.5            5.5 IB
1701103799                                            1 F                         6.75           6.75
1701103800                                            1 I                            5              5 IB
1701103801                                            1 F                        5.375          5.375 IB
1701103809                                            1 I                          5.5            5.5 IB
1701103811                                            1 I                         4.75           4.75 IB
1701103813                                            1 I                         4.75           4.75 IB
1701103816                                            3 I                         5.25           5.25 IB
1701103822                                            1 F                        5.125          5.125 IB
1701103823                                            1 F                        6.375          6.375
1701103830                                            1 I                         4.75           4.75 IB
1701103831                                            2 F                        5.875          5.875
1701103843                                            1 I                         4.75           4.75 IB
1701103846                                            1 I                          5.5            5.5 IB
1701103847                                            1 F                        7.125          7.125
1701103848                                            1 I                            4              4 IB
1701103850                                            1 I                        5.625          5.625 IB
1701103851                                            1 F                         6.25           6.25
1701103852                                            4 F                         7.25           7.25
1701103853                                            4 F                         6.75           6.75
1701103854                                            1 I                            5              5 IB
1701103859                                            4 F                        5.875          5.875
1701103865                                            1 I                         4.75           4.75 IB
1701103873                                            1 F                        6.375          6.375
1701103876                                            1 I                        4.875          4.875 IB
1701103879                                            1 I                         4.75           4.75 IB
1701103884                                            1 I                         5.75           5.75 IB
1701103892                                            1 I                          5.5            5.5 IB
1701103894                                            1 I                          5.5            5.5 IB
1701103898                                            1 I                         5.25           5.25 IB
1701103899                                            1 I                          5.5            5.5 IB
1701103900                                            1 I                        5.125          5.125 IB
1701103908                                            1 F                          5.5            5.5
1701103915                                            4 F                        6.625          6.625
1701103916                                            1 F                        6.625          6.625
1701103918                                            1 F                        6.875          6.875
1701103920                                            1 F                          7.5            7.5
1701103924                                            1 I                         5.75           5.75 IB
1701103926                                            1 I                          5.5            5.5 IB
1701103928                                            1 F                        5.875          5.875
1701103933                                            1 I                         5.25           5.25 IB
1701103935                                            1 F                        6.625          6.625
1701103941                                            1 I                        6.375          6.375 IB
1701103943                                            1 I                         5.75           5.75 IB
1701103949                                            1 I                            5              5 IB
1701103956                                            1 I                        3.875          3.875 IB
1701103957                                            1 I                         5.25           5.25 IB
1701103960                                            1 I                         5.25           5.25 IB
1701103962                                            1 I                        5.625          5.625 IB
1701103965                                            1 I                         4.75           4.75 IB
1701103967                                            1 I                        4.625          4.625 IB
1701103970                                            1 I                            5              5 IB
1701103971                                            1 I                          5.5            5.5 IB
1701103978                                            1 F                        4.875          4.875 IB
1701103982                                            1 F                        5.875          5.875
1701103989                                            1 I                        4.875          4.875 IB
1701103994                                            1 I                         4.75           4.75 IB
1701104009                                            1 F                        4.625          4.625 IB
1701104012                                            1 I                            5              5 IB
1701104016                                            1 F                         5.25           5.25 IB
1701104018                                            1 F                        4.625          4.625 IB
1701104020                                            2 I                        4.875          4.875 IB
1701104032                                            1 F                         6.25           6.25
1701104033                                            1 I                         5.25           5.25 IB
1701104036                                            1 F                            5              5 IB
1701104041                                            1 I                          5.5            5.5 IB
1701104049                                            1 F                         6.25           6.25
1701104051                                            1 F                         4.75           4.75 IB
1701104052                                            1 I                            6              6 IB
1701104057                                            1 I                         4.75           4.75 IB
1701104071                                            1 I                          5.5            5.5 IB
1701104073                                            1 I                          5.5            5.5 IB
1701104078                                            2 F                         5.75           5.75
1701104088                                            1 I                          5.5            5.5 IB
1701104089                                            1 F                            6              6
1701104096                                            1 F                         4.75           4.75 IB
1701104106                                            1 I                        4.875          4.875 IB
1701104107                                            1 F                        5.875          5.875
1701104137                                            1 I                        5.625          5.625 IB
1701104140                                            1 I                        5.125          5.125 IB
1701104154                                            1 I                          4.5            4.5 IB
1701104163                                            1 I                         4.25           4.25 IB
1702100082                                            1 F                         6.25           6.25
1702100086                                            1 F                        6.625          6.625
1702100095                                            1 F                            6              6 IB
1702100100                                            1 F                         5.75           5.75 IB
1702100101                                            1 F                          6.5            6.5
1702100102                                            1 F                         5.25           5.25 IB
1702100105                                            1 F                          5.5            5.5 IB
1702100111                                            1 F                        6.375          6.375
1702100112                                            2 F                         6.25           6.25
1702100115                                            1 F                          5.5            5.5
1702100116                                            1 F                          6.5            6.5
1702100117                                            1 F                          5.5            5.5 IB
1702100118                                            1 F                         6.75           6.75
1702100123                                            1 F                         6.75           6.75 IB
1702100126                                            1 F                         6.25           6.25
1702100127                                            2 F                            6              6 IB
1702100129                                            1 F                        6.375          6.375
1702100132                                            1 F                          6.5            6.5
1702100140                                            1 I                            5              5 IB
1702100141                                            1 I                         5.75           5.75 IB
1702100142                                            1 I                         4.75           4.75 IB
1702100144                                            1 I                            5              5 IB
1702100151                                            1 I                            6              6 IB
1703100011                                            1 I                        5.625          5.625 IB
1703100070                                            1 I                            5              5 IB
1703100076                                            1 I                         6.75           6.75 IB
1703100080                                            1 F                         4.75           4.75 IB
1703100083                                            1 I                         5.75           5.75 IB
1703100090                                            1 F                          6.5            6.5
1703100094                                            1 I                            6              6 IB
1703100097                                            2 I                        5.375          5.375 IB
1703100098                                            1 I                        4.125          4.125 IB
1703100102                                            1 I                            6              6 IB
1703100104                                            1 I                          5.5            5.5 IB
1703100113                                            1 I                        5.625          5.625 IB
1703100115                                            1 F                            7              7
1703100117                                            1 I                         4.75           4.75 IB
1703100121                                            1 F                            7              7
1703100126                                            1 I                         5.25           5.25 IB
1703100131                                            1 F                         5.25           5.25 IB
1703100133                                            1 I                          5.5            5.5 IB
1703100137                                            1 I                        5.125          5.125 IB
1703100139                                            1 I                         5.75           5.75 IB
1703100149                                            1 I                         5.25           5.25 IB
1703100151                                            1 I                            5              5 IB
1703100161                                            1 I                          5.5            5.5 IB
1703100162                                            1 I                        5.625          5.625 IB
1703100170                                            1 F                          6.5            6.5 IB
1703100172                                            1 F                        5.875          5.875 IB
1703100174                                            2 I                        6.125          6.125 IB
1703100175                                            1 I                        5.625          5.625 IB
1703100179                                            1 F                         5.75           5.75 IB
1703100182                                            1 F                            6              6
1703100185                                            1 I                          4.5            4.5 IB
1703100187                                            1 F                        6.625          6.625 IB
1703100190                                            1 F                            6              6
1703100192                                            1 I                         5.25           5.25 IB
1703100193                                            1 I                          4.5            4.5 IB
1703100199                                            1 I                          5.5            5.5 IB
1703100203                                            1 I                          4.5            4.5 IB
1703100204                                            1 I                         4.75           4.75 IB
1703100207                                            1 I                            5              5 IB
1703100215                                            1 I                         5.75           5.75 IB
1703100217                                            1 F                        5.625          5.625 IB
1703100219                                            1 I                         5.25           5.25 IB
1703100220                                            1 I                         4.75           4.75 IB
1703100221                                            1 I                         5.25           5.25 IB
1703100222                                            1 I                        4.875          4.875 IB
1703100233                                            1 I                         4.75           4.75 IB
1703100238                                            1 I                         5.25           5.25 IB
1703100244                                            1 I                        3.875          3.875 IB
1703100247                                            1 F                        5.875          5.875
1703100248                                            1 I                         5.25           5.25 IB
1703100251                                            1 I                            5              5 IB
1703100263                                            1 I                        5.625          5.625 IB
1703100272                                            1 F                            5              5 IB
1901008936                                            1 F                         5.75           5.75
1901009915                                            1 F                         5.75           5.75
1901010847                                            2 F                          5.4            5.4 IB
1901011291                                            1 F                          7.5            7.5
1901011391                                            1 F                          7.2            7.2 IB
1901011412                                            1 F                          7.9            7.9 IB
1901011486                                            3 F                          6.5            6.5
1901011491                                            1 F                        5.875          5.875 IB
1901011504                                            1 F                         5.95           5.95 IB
1901011671                                            2 F                         7.65           7.65 IB
1901011747                                            4 F                          6.4            6.4 IB
1901011749                                            1 F                            7              7 IB
1901011780                                            1 F                          7.5            7.5 IB
1901011804                                            2 F                         6.55           6.55 IB
1901011834                                            1 F                         6.75           6.75
1901011905                                            1 F                        5.375          5.375
1901012285                                            1 F                            7              7
1901012299                                            1 F                         6.15           6.15 IB
1901012430                                            1 I                         5.25           5.25 IB
1901012461                                            1 F                        6.625          6.625 IB
1901012625                                            1 F                         6.75           6.75 IB
1901013157                                            1 F                        5.375          5.375
3302000285                                            1 F                         5.25           5.25
5201461700                                            1 F                         8.35           8.35 IB
5201553900                                            1 F                        6.125          6.125
7301100043                                            1 I                        6.125          6.125 IB
7301100050                                            1 I                        4.875          4.875 IB
                                                                                  6.11

Id            Margin          NextIntChgDt   NextPayChgDt  RtAdjFreq      PayAdjFreq     PerRtCap      PerPayCap
--            ------          ------------   ------------  ---------      ----------     --------      ---------
36558583                    5      10/1/2005     11/1/2005              6              6             1
36565364                    0                                           0              0
36565745                    0                                           0              0
36576619                    5      10/1/2005     11/1/2005              6              6             1
36580009                    5      11/1/2005     12/1/2005              6              6             1
36587954                    5       1/1/2006      2/1/2006              6              6             1
36590370                    5      11/1/2005     12/1/2005              6              6             1
36590586                    5      10/1/2005     11/1/2005              6              6             1
36597953                    5      11/1/2005     12/1/2005              6              6             1
36600955                    5      10/1/2005     11/1/2005              6              6             1
36603686                    5      11/1/2005     12/1/2005              6              6             1
36612281                    0                                           0              0
36615359                    5       1/1/2006      2/1/2006              6              6             1
36617413                    5      11/1/2005     12/1/2005              6              6             1
36628063                    5      11/1/2005     12/1/2005              6              6             1
36628741                    5      11/1/2005     12/1/2005              6              6             1
36632214                    5      10/1/2005     11/1/2005              6              6             1
36632743                    5      10/1/2005     11/1/2005              6              6             1
36633683                    5      11/1/2005     12/1/2005              6              6             1
36636496                    5       1/1/2006      2/1/2006              6              6             1
36638294                    5      11/1/2005     12/1/2005              6              6             1
36644995                    5      10/1/2005     11/1/2005              6              6             1
36647790                    5      11/1/2005     12/1/2005              6              6             1
36650430                    5      11/1/2005     12/1/2005              6              6             1
36650927                    5      11/1/2005     12/1/2005              6              6             1
36653004                    5      11/1/2005     12/1/2005              6              6             1
36655546                    5      11/1/2005     12/1/2005              6              6             1
36655744                    5      11/1/2005     12/1/2005              6              6             1
36657179                    5      11/1/2005     12/1/2005              6              6             1
36657278                    0                                           0              0
36659845                    5      11/1/2005     12/1/2005              6              6             1
36662179                    5      10/1/2005     11/1/2005              6              6             1
36666238                    5      11/1/2005     12/1/2005              6              6             1
36668507                    5      11/1/2005     12/1/2005              6              6             1
36669158                    5      11/1/2005     12/1/2005              6              6             1
36670974                    5       1/1/2006      2/1/2006              6              6             1
36671378                    0                                           0              0
36671568                    5       1/1/2006      2/1/2006              6              6             1
36673531                    0                                           0              0
36673820                    5      11/1/2005     12/1/2005              6              6             1
36676047                    5      11/1/2005     12/1/2005              6              6             1
36677151                    0                                           0              0
36678266                    5      11/1/2005     12/1/2005              6              6             1
36678415                    5      11/1/2005     12/1/2005              6              6             1
36679504                    5      11/1/2005     12/1/2005              6              6             1
36683167                    5      11/1/2005     12/1/2005              6              6             1
36689677                    5       1/1/2006      2/1/2006              6              6             1
36691871                    0                                           0              0
36691970                    5      12/1/2005      1/1/2006              6              6             1
36693000                    5      11/1/2005     12/1/2005              6              6             1
36696680                    5      11/1/2005     12/1/2005              6              6             1
36696706                    5      11/1/2005     12/1/2005              6              6             1
36698066                    0                                           0              0
36698959                    5       1/1/2006      2/1/2006              6              6             1
36701894                    5       1/1/2006      2/1/2006              6              6             1
36704179                    5      11/1/2005     12/1/2005              6              6             1
36705663                    0                                           0              0
36707495                    5      11/1/2005     12/1/2005              6              6             1
36707677                    5      11/1/2005     12/1/2005              6              6             1
36708931                    5      11/1/2005     12/1/2005              6              6             1
36711752                    5      11/1/2005     12/1/2005              6              6             1
36712750                    5      11/1/2005     12/1/2005              6              6             1
36714814                    5      11/1/2005     12/1/2005              6              6             1
36721108                    5       1/1/2006      2/1/2006              6              6             1
36721637                    5      11/1/2005     12/1/2005              6              6             1
36722163                    5      11/1/2005     12/1/2005              6              6             1
36726040                    5      12/1/2005      1/1/2006              6              6             1
36727360                    5      12/1/2005      1/1/2006              6              6             1
36727600                    5      11/1/2005     12/1/2005              6              6             1
36728541                    0                                           0              0
36728657                    5      12/1/2005      1/1/2006              6              6             1
36729606                    5       1/1/2006      2/1/2006              6              6             1
36729846                    5      11/1/2005     12/1/2005              6              6             1
36730950                    0                                           0              0
36733087                    5      11/1/2005     12/1/2005              6              6             1
36734044                    5      12/1/2005      1/1/2006              6              6             1
36734192                    5      11/1/2005     12/1/2005              6              6             1
36738466                    5       1/1/2006      2/1/2006              6              6             1
36742518                    5      12/1/2005      1/1/2006              6              6             1
36742591                    5      12/1/2005      1/1/2006              6              6             1
36742781                    5      12/1/2005      1/1/2006              6              6             1
36744225                    5       1/1/2006      2/1/2006              6              6             1
36745131                    5       1/1/2006      2/1/2006              6              6             1
36747616                    5      12/1/2005      1/1/2006              6              6             1
36748507                    5       1/1/2006      2/1/2006              6              6             1
36749463                    5       1/1/2006      2/1/2006              6              6             1
36749596                    5      12/1/2005      1/1/2006              6              6             1
36752301                    5       1/1/2006      2/1/2006              6              6             1
36752830                    0                                           0              0
36754026                    5       1/1/2006      2/1/2006              6              6             1
36755940                    0                                           0              0
36756948                    5       1/1/2006      2/1/2006              6              6             1
36757482                    5       1/1/2006      2/1/2006              6              6             1
36757896                    5       1/1/2006      2/1/2006              6              6             1
36759215                    5       1/1/2006      2/1/2006              6              6             1
36759256                    5       1/1/2006      2/1/2006              6              6             1
36763019                    5       1/1/2006      2/1/2006              6              6             1
36763290                    5       1/1/2006      2/1/2006              6              6             1
36767119                    0                                           0              0
36769602                    5       1/1/2006      2/1/2006              6              6             1
36769982                    5       1/1/2006      2/1/2006              6              6             1
36770196                    5       1/1/2006      2/1/2006              6              6             1
36770832                    5      12/1/2005      1/1/2006              6              6             1
36771640                    5       1/1/2006      2/1/2006              6              6             1
36771715                    5       1/1/2006      2/1/2006              6              6             1
36774776                    5       1/1/2006      2/1/2006              6              6             1
36775807                    0                                           0              0
36775815                    5       1/1/2006      2/1/2006              6              6             1
36776185                    5       1/1/2006      2/1/2006              6              6             1
36776532                    5       1/1/2006      2/1/2006              6              6             1
36776672                    5      12/1/2005      1/1/2006              6              6             1
36776938                    5       1/1/2006      2/1/2006              6              6             1
36777324                    5       1/1/2006      2/1/2006              6              6             1
36777456                    5       1/1/2006      2/1/2006              6              6             1
36778678                    0                                           0              0
36780856                    5       1/1/2006      2/1/2006              6              6             1
36781193                    5       1/1/2006      2/1/2006              6              6             1
36781433                    5       1/1/2006      2/1/2006              6              6             1
36781573                    0                                           0              0
36782209                    5       1/1/2006      2/1/2006              6              6             1
36784296                    5       1/1/2006      2/1/2006              6              6             1
36786945                    5       1/1/2006      2/1/2006              6              6             1
36788081                    5      12/1/2005      1/1/2006              6              6             1
36788719                    5       1/1/2006      2/1/2006              6              6             1
36788743                    5       1/1/2006      2/1/2006              6              6             1
36788859                    5       1/1/2006      2/1/2006              6              6             1
36788974                    5       1/1/2006      2/1/2006              6              6             1
36789683                    5       1/1/2006      2/1/2006              6              6             1
36791218                    0                                           0              0
36791739                    5      12/1/2005      1/1/2006              6              6             1
36792190                    5       1/1/2006      2/1/2006              6              6             1
36792778                    5       1/1/2006      2/1/2006              6              6             1
36793594                    5      12/1/2005      1/1/2006              6              6             1
36794410                    5       1/1/2006      2/1/2006              6              6             1
36796381                    0                                           0              0
36797017                    5       1/1/2006      2/1/2006              6              6             1
36797298                    5       1/1/2006      2/1/2006              6              6             1
36797769                    5       1/1/2006      2/1/2006              6              6             1
36798049                    0                                           0              0
36798742                    5       1/1/2006      2/1/2006              6              6             1
36799211                    5       1/1/2006      2/1/2006              6              6             1
36799401                    5       1/1/2006      2/1/2006              6              6             1
36800282                    5       1/1/2006      2/1/2006              6              6             1
36800423                    5       1/1/2006      2/1/2006              6              6             1
36801140                    5       1/1/2006      2/1/2006              6              6             1
36801710                    5       1/1/2006      2/1/2006              6              6             1
36801744                    5       1/1/2006      2/1/2006              6              6             1
36802320                    5       1/1/2006      2/1/2006              6              6             1
36802395                    5       1/1/2006      2/1/2006              6              6             1
36802874                    5       1/1/2006      2/1/2006              6              6             1
36802890                    0                                           0              0
36802965                    5       1/1/2006      2/1/2006              6              6             1
36803237                    5       1/1/2006      2/1/2006              6              6             1
36803328                    5       1/1/2006      2/1/2006              6              6             1
36804201                    5       1/1/2006      2/1/2006              6              6             1
36804615                    5       1/1/2006      2/1/2006              6              6             1
36804920                    5       1/1/2006      2/1/2006              6              6             1
36805026                    5       1/1/2006      2/1/2006              6              6             1
36805935                    5       1/1/2006      2/1/2006              6              6             1
36806164                    5       1/1/2006      2/1/2006              6              6             1
36806511                    5       1/1/2006      2/1/2006              6              6             1
36808210                    5       1/1/2006      2/1/2006              6              6             1
36808483                    5       1/1/2006      2/1/2006              6              6             1
36808939                    5       1/1/2006      2/1/2006              6              6             1
36809036                    5       1/1/2006      2/1/2006              6              6             1
36809242                    5       1/1/2006      2/1/2006              6              6             1
36809846                    0                                           0              0
36812428                    5       1/1/2006      2/1/2006              6              6             1
36813129                    5       1/1/2006      2/1/2006              6              6             1
36813475                    5       1/1/2006      2/1/2006              6              6             1
36813699                    5       1/1/2006      2/1/2006              6              6             1
36813954                    5       1/1/2006      2/1/2006              6              6             1
36815074                    5       1/1/2006      2/1/2006              6              6             1
36815215                    5       1/1/2006      2/1/2006              6              6             1
36815249                    5       1/1/2006      2/1/2006              6              6             1
36815322                    5       1/1/2006      2/1/2006              6              6             1
36815470                    0                                           0              0
36816023                    5       1/1/2006      2/1/2006              6              6             1
36816387                    5       1/1/2006      2/1/2006              6              6             1
36817278                    5       1/1/2006      2/1/2006              6              6             1
36817674                    5       1/1/2006      2/1/2006              6              6             1
36818334                    5       2/1/2006      3/1/2006              6              6             1
36819233                    5       1/1/2006      2/1/2006              6              6             1
36819407                    5       1/1/2006      2/1/2006              6              6             1
36819555                    5       1/1/2006      2/1/2006              6              6             1
36820520                    5       1/1/2006      2/1/2006              6              6             1
36821049                    5       1/1/2006      2/1/2006              6              6             1
36821296                    5       1/1/2006      2/1/2006              6              6             1
36821353                    5       1/1/2006      2/1/2006              6              6             1
36821726                    5       1/1/2006      2/1/2006              6              6             1
36822005                    5       1/1/2006      2/1/2006              6              6             1
36822229                    5       1/1/2006      2/1/2006              6              6             1
36823813                    5       1/1/2006      2/1/2006              6              6             1
36824050                    5       1/1/2006      2/1/2006              6              6             1
36826212                    5       1/1/2006      2/1/2006              6              6             1
36826899                    5       1/1/2006      2/1/2006              6              6             1
36827616                    5       1/1/2006      2/1/2006              6              6             1
36827640                    5       1/1/2006      2/1/2006              6              6             1
36827921                    5       1/1/2006      2/1/2006              6              6             1
36828010                    5       1/1/2006      2/1/2006              6              6             1
36828341                    5       1/1/2006      2/1/2006              6              6             1
36828770                    5       1/1/2006      2/1/2006              6              6             1
36829356                    5       1/1/2006      2/1/2006              6              6             1
36829711                    5       1/1/2006      2/1/2006              6              6             1
36829885                    5       1/1/2006      2/1/2006              6              6             1
36829935                    5       1/1/2006      2/1/2006              6              6             1
36832459                    5       1/1/2006      2/1/2006              6              6             1
36832491                    5       1/1/2006      2/1/2006              6              6             1
36832517                    5       1/1/2006      2/1/2006              6              6             1
36832905                    0                                           0              0
36833267                    5       1/1/2006      2/1/2006              6              6             1
36834323                    5       1/1/2006      2/1/2006              6              6             1
36834687                    5       1/1/2006      2/1/2006              6              6             1
36834794                    5       1/1/2006      2/1/2006              6              6             1
36835668                    5       1/1/2006      2/1/2006              6              6             1
36836989                    5       1/1/2006      2/1/2006              6              6             1
36837276                    0                                           0              0
36837359                    5       1/1/2006      2/1/2006              6              6             1
36838019                    5       1/1/2006      2/1/2006              6              6             1
36838746                    0                                           0              0
36839355                    5       1/1/2006      2/1/2006              6              6             1
36839595                    5       1/1/2006      2/1/2006              6              6             1
36839983                    0                                           0              0
36840973                    5       1/1/2006      2/1/2006              6              6             1
36842433                    5       1/1/2006      2/1/2006              6              6             1
36842714                    5       1/1/2006      2/1/2006              6              6             1
36842722                    5       1/1/2006      2/1/2006              6              6             1
36842961                    5       1/1/2006      2/1/2006              6              6             1
36843449                    0                                           0              0
36843480                    5       1/1/2006      2/1/2006              6              6             1
36844298                    5       1/1/2006      2/1/2006              6              6             1
36844561                    5       1/1/2006      2/1/2006              6              6             1
36844579                    5       1/1/2006      2/1/2006              6              6             1
36845030                    5       1/1/2006      2/1/2006              6              6             1
36845766                    5       1/1/2006      2/1/2006              6              6             1
36846731                    5       1/1/2006      2/1/2006              6              6             1
36846897                    5       1/1/2006      2/1/2006              6              6             1
36847960                    5       1/1/2006      2/1/2006              6              6             1
36848075                    5       1/1/2006      2/1/2006              6              6             1
36848166                    5       1/1/2006      2/1/2006              6              6             1
36849974                    5       1/1/2006      2/1/2006              6              6             1
36850303                    0                                           0              0
36851798                    5       1/1/2006      2/1/2006              6              6             1
36853018                    5       1/1/2006      2/1/2006              6              6             1
36853455                    5       1/1/2006      2/1/2006              6              6             1
36853554                    5       1/1/2006      2/1/2006              6              6             1
36854024                    5       1/1/2006      2/1/2006              6              6             1
36854065                    0                                           0              0
36854438                    5       1/1/2006      2/1/2006              6              6             1
36858314                    5       1/1/2006      2/1/2006              6              6             1
36860823                    5       1/1/2006      2/1/2006              6              6             1
36866721                    5       1/1/2006      2/1/2006              6              6             1
36867091                    5       1/1/2006      2/1/2006              6              6             1
36867364                    5       1/1/2006      2/1/2006              6              6             1
36875243                    5       2/1/2006      3/1/2006              6              6             1
36875540                    5       1/1/2006      2/1/2006              6              6             1
1101001566                                                              0              0
1101001751               2.75       7/1/2004      8/1/2004              6              6             1
1101001797               2.25      11/1/2008     12/1/2008              6              6             1
1101001862              2.375       5/1/2004      6/1/2004              6              6             1
1101001939               2.25      11/1/2008     12/1/2008              6              6             1
1101001944               2.25      11/1/2008     12/1/2008              6              6             1
1101001957               2.25      12/1/2008      1/1/2009              6              6             1
1101001996                                                              0              0
1101002009               6.85      12/1/2005      1/1/2006              6              6             1
1101002015                  0                                           0              0
1101002054                                                              0              0
1101002061               2.75       2/1/2006      3/1/2006              6              6             1
1102000515               2.25      11/1/2008     12/1/2008              6              6             1
1102000554               2.25      12/1/2008      1/1/2009              6              6             1
1102000568               2.25      12/1/2008      1/1/2009              6              6             1
1102000574                                                              0              0
1102000577
1102000587               2.25      12/1/2008      1/1/2009              6              6             1
1102000621               2.75       7/1/2004      8/1/2004              6              6             1
1102000622               2.25       8/1/2004      9/1/2004              6              6             1
1102000666              2.375       2/1/2006      3/1/2006              6              6             1
1104000051                                                              0              0
1104000131               2.25      11/1/2008     12/1/2008              6              6             1
1104000142                  0                                           0              0
1104000172               2.75       6/1/2004      7/1/2004              6              6             1
1104000184               2.75       8/1/2004      9/1/2004              6              6             1
1104000203               2.25       2/1/2009      3/1/2009              6              6             1
1104000219                  2       8/1/2004      9/1/2004              6              6             1
1104000237                                                              0              0
1104000240              2.375       2/1/2006      3/1/2006              6              6             1
1104000284              2.375       8/1/2004      9/1/2004              6              6             1
1104000285              2.375       8/1/2004      9/1/2004              6              6             1
1105000567               2.25      11/1/2008     12/1/2008              6              6             1
1105000605                  0                                           0              0
1105000639                  0                                           0              0
1105000706               2.25      10/1/2008     11/1/2008              6              6             1
1105000707                  0                                           0              0
1105000724                  0                                           0              0
1105000764               6.75      12/1/2005      1/1/2006              6              6             1
1105000779               2.25      12/1/2008      1/1/2009              6              6             1
1105000792               2.25      11/1/2008     12/1/2008              6              6             1
1105000827               8.45      12/1/2005      1/1/2006              6              6             1
1105000859                                                              0              0
1105000860               7.49      12/1/2005      1/1/2006              6              6             1
1105000866               7.85      12/1/2005      1/1/2006              6              6             1
1105000869               5.95      12/1/2005      1/1/2006              6              6             1
1105000896               2.75       8/1/2004      9/1/2004              6              6             1
1105000900               6.49       1/1/2006      2/1/2006              6              6             1
1105000910               2.75       2/1/2006      3/1/2006              6              6             1
1105000914               2.25       1/1/2009      2/1/2009              6              6             1
1105100066                  0                                           0              0
1105100297               8.45       8/1/2005      9/1/2005              6              6             1
1105100318                6.2       9/1/2005     10/1/2005              6              6             1
1105100376               7.15       9/1/2005     10/1/2005              6              6             1
1105100412                5.4       9/1/2005     10/1/2005              6              6             1
1105100456                6.6      12/1/2005      1/1/2006              6              6             1
1105100473               2.25       1/1/2009      2/1/2009              6              6             1
1105100486                7.7       9/1/2005     10/1/2005              6              6             1
1105100509               7.75      10/1/2005     11/1/2005              6              6             1
1105100616               2.25      10/1/2008     11/1/2008              6              6             1
1105100666               6.45       1/1/2006      2/1/2006              6              6             1
1105100675                9.1      12/1/2005      1/1/2006              6              6             1
1105100753                6.8      12/1/2005      1/1/2006              6              6             1
1105100791               2.25      10/1/2008     11/1/2008              6              6             1
1105100824                  0                                           0              0
1105100860               6.75      12/1/2005      1/1/2006              6              6             1
1105100877                6.6      12/1/2005      1/1/2006              6              6             1
1105100917               2.25      11/1/2008     12/1/2008              6              6             1
1105100922               7.55       1/1/2006      2/1/2006              6              6             1
1105100959                                                              0              0
1105100973                7.6      12/1/2005      1/1/2006              6              6             1
1105100984               2.25      11/1/2008     12/1/2008              6              6             1
1105100989               7.75       1/1/2006      2/1/2006              6              6             1
1105101000               6.49       2/1/2006      3/1/2006              6              6             1
1105101003                5.2       1/1/2006      2/1/2006              6              6             1
1105101016                  6       1/1/2006      2/1/2006              6              6             1
1105101017               2.25      11/1/2008     12/1/2008              6              6             1
1105101020               2.25      11/1/2008     12/1/2008              6              6             1
1105101021               2.25      11/1/2008     12/1/2008              6              6             1
1105101032                  7      12/1/2005      1/1/2006              6              6             1
1105101041               2.25      11/1/2008     12/1/2008              6              6             1
1105101062               6.95      12/1/2005      1/1/2006              6              6             1
1105101064               2.25       1/1/2009      2/1/2009              6              6             1
1105101074                                                              0              0
1105101094                6.4      12/1/2005      1/1/2006              6              6             1
1105101109               7.49      12/1/2005      1/1/2006              6              6             1
1105101122               7.45      12/1/2005      1/1/2006              6              6             1
1105101129               2.25      11/1/2008     12/1/2008              6              6             1
1105101180               6.95      12/1/2005      1/1/2006              6              6             1
1105101201               6.95      12/1/2005      1/1/2006              6              6             1
1105101207                8.8       1/1/2006      2/1/2006              6              6             1
1105101215               8.15       1/1/2006      2/1/2006              6              6             1
1105101225                8.1      12/1/2005      1/1/2006              6              6             1
1105101230                7.2      12/1/2005      1/1/2006              6              6             1
1105101233                6.2      12/1/2005      1/1/2006              6              6             1
1105101236               6.85      12/1/2005      1/1/2006              6              6             1
1105101257                7.2      12/1/2005      1/1/2006              6              6             1
1105101258                7.2      12/1/2005      1/1/2006              6              6             1
1105101259                                                              0              0
1105101268                6.8      12/1/2005      1/1/2006              6              6             1
1105101276                  6      12/1/2005      1/1/2006              6              6             1
1105101277                7.2      12/1/2005      1/1/2006              6              6             1
1105101282               6.45      12/1/2005      1/1/2006              6              6             1
1105101286                6.4      12/1/2005      1/1/2006              6              6             1
1105101289               2.25       1/1/2009      2/1/2009              6              6             1
1105101294               7.49      12/1/2005      1/1/2006              6              6             1
1105101302                6.4      12/1/2005      1/1/2006              6              6             1
1105101303                8.2      12/1/2005      1/1/2006              6              6             1
1105101304               6.95      12/1/2005      1/1/2006              6              6             1
1105101305               7.95      12/1/2005      1/1/2006              6              6             1
1105101319               6.85      12/1/2005      1/1/2006              6              6             1
1105101346               7.55      12/1/2005      1/1/2006              6              6             1
1105101347               6.45      12/1/2005      1/1/2006              6              6             1
1105101353               5.65      12/1/2005      1/1/2006              6              6             1
1105101355                6.6      12/1/2005      1/1/2006              6              6             1
1105101357               7.45      12/1/2005      1/1/2006              6              6             1
1105101359               6.95      12/1/2005      1/1/2006              6              6             1
1105101365               6.85      12/1/2005      1/1/2006              6              6             1
1105101366                8.3      12/1/2005      1/1/2006              6              6             1
1105101371                  7      12/1/2005      1/1/2006              6              6             1
1105101373               7.55      12/1/2005      1/1/2006              6              6             1
1105101374                6.4       1/1/2006      2/1/2006              6              6             1
1105101376                9.7      12/1/2005      1/1/2006              6              6             1
1105101382               7.35      12/1/2005      1/1/2006              6              6             1
1105101384                8.4      12/1/2005      1/1/2006              6              6             1
1105101388               6.95      12/1/2005      1/1/2006              6              6             1
1105101389               7.15      12/1/2005      1/1/2006              6              6             1
1105101391               7.15      12/1/2005      1/1/2006              6              6             1
1105101392               5.95      12/1/2005      1/1/2006              6              6             1
1105101395                7.7      12/1/2005      1/1/2006              6              6             1
1105101398                6.9       1/1/2006      2/1/2006              6              6             1
1105101404               6.95      12/1/2005      1/1/2006              6              6             1
1105101405                5.6      12/1/2005      1/1/2006              6              6             1
1105101409               2.25      12/1/2008      1/1/2009              6              6             1
1105101410               6.95      12/1/2005      1/1/2006              6              6             1
1105101413               6.15      12/1/2005      1/1/2006              6              6             1
1105101415               5.45      12/1/2005      1/1/2006              6              6             1
1105101418              8.075       1/1/2006      2/1/2006              6              6             1
1105101424               6.65       2/1/2006      3/1/2006              6              6             1
1105101425               7.45      12/1/2005      1/1/2006              6              6             1
1105101426               6.95      12/1/2005      1/1/2006              6              6             1
1105101427                6.1      12/1/2005      1/1/2006              6              6             1
1105101431               6.75       1/1/2006      2/1/2006              6              6             1
1105101434                8.2      12/1/2005      1/1/2006              6              6             1
1105101445               2.25       2/1/2009      3/1/2009              6              6             1
1105101450                5.8       1/1/2006      2/1/2006              6              6             1
1105101460               2.75       6/1/2004      7/1/2004              6              6             1
1105101470
1105101478                  8       1/1/2006      2/1/2006              6              6             1
1105101479                8.2       1/1/2006      2/1/2006              6              6             1
1105101482              7.615       1/1/2006      2/1/2006              6              6             1
1105101484                                                              0              0
1105101489               7.95      12/1/2005      1/1/2006              6              6             1
1105101491                7.7      12/1/2005      1/1/2006              6              6             1
1105101493                7.3       1/1/2006      2/1/2006              6              6             1
1105101498                  0                                           0              0
1105101507                  0                                           0              0
1105101509                8.2       1/1/2006      2/1/2006              6              6             1
1105101518               7.15       1/1/2006      2/1/2006              6              6             1
1105101527               9.25      12/1/2005      1/1/2006              6              6             1
1105101538               7.45       2/1/2006      3/1/2006              6              6             1
1105101542               6.45       1/1/2006      2/1/2006              6              6             1
1105101546               6.49       1/1/2006      2/1/2006              6              6             1
1105101547                5.9       1/1/2006      2/1/2006              6              6             1
1105101551                7.2       1/1/2006      2/1/2006              6              6             1
1105101565              7.175       1/1/2006      2/1/2006              6              6             1
1105101572               6.55       1/1/2006      2/1/2006              6              6             1
1105101581                  7       1/1/2006      2/1/2006              6              6             1
1105101585                5.9       1/1/2006      2/1/2006              6              6             1
1105101590               6.45       1/1/2006      2/1/2006              6              6             1
1105101600                                                              0              0
1105101601                                                              0              0
1105101605                                                              0              0
1105101617                7.7       1/1/2006      2/1/2006              6              6             1
1105101620                                                              0              0
1105101625                6.4       2/1/2006      3/1/2006              6              6             1
1105101630               2.25       2/1/2009      3/1/2009              6              6             1
1105101642               7.95       1/1/2006      2/1/2006              6              6             1
1105101644               7.55       1/1/2006      2/1/2006              6              6             1
1105101659                                                              0              0
1105101665               6.85       1/1/2007      2/1/2007              6              6             1
1105101669               2.25       1/1/2009      2/1/2009              6              6             1
1105101675                7.4       2/1/2006      3/1/2006              6              6             1
1105101678               6.95       2/1/2006      3/1/2006              6              6             1
1105101681                6.4       1/1/2006      2/1/2006              6              6             1
1105101686               7.45       1/1/2006      2/1/2006              6              6             1
1105101693               6.15       2/1/2006      3/1/2006              6              6             1
1105101699                5.4       1/1/2006      2/1/2006              6              6             1
1105101704                                                              0              0
1105101707               5.65       1/1/2006      2/1/2006              6              6             1
1105101741                                                              0              0
1105101742               6.35       2/1/2006      3/1/2006              6              6             1
1105101771                                                              0              0
1105101865               6.75       2/1/2006      3/1/2006              6              6             1
1106000061                                                              0              0
1106000160              2.375       7/1/2004      8/1/2004              6              6             1
1106000163              2.375       5/1/2004      6/1/2004              6              6             1
1106000172                  0                                           0              0
1106000178               2.25      11/1/2008     12/1/2008              6              6             1
1108000233               2.25      11/1/2008     12/1/2008              6              6             1
1111000007                  0                                           0              0
1112000106                                                              0              0
1112000117               2.25       1/1/2009      2/1/2009              6              6             1
1112000124              2.375       5/1/2004      6/1/2004              6              6             1
1112000132                6.6      12/1/2005      1/1/2006              6              6             1
1112000152               2.25      11/1/2008     12/1/2008              6              6             1
1112000157               2.25      11/1/2008     12/1/2008              6              6             1
1112000175               5.85      12/1/2005      1/1/2006              6              6             1
1112000183               5.35       2/1/2006      3/1/2006              6              6             1
1113000027              2.375       5/1/2004      6/1/2004              6              6             1
1113000036                                                              0              0
1113000038               2.25      11/1/2008     12/1/2008              6              6             1
1113000043              2.375       8/1/2004      9/1/2004              6              6             1
1113000052                                                              0              0
1301001107                  0                                           0              0
1301001146                  0                                           0              0
1301001190              8.425       1/1/2006      2/1/2006              6              6             1
1301001199               2.25       2/1/2007      3/1/2007              6              6             1
1301001204              2.375       7/1/2004      8/1/2004              6              6             1
1301001207               2.25       1/1/2009      2/1/2009              6              6             1
1301001209               2.75       8/1/2004      9/1/2004              6              6             1
1301001210               2.75       8/1/2004      9/1/2004              6              6             1
1301001216               2.25       2/1/2007      3/1/2007              6              6             1
1301001220               2.75       2/1/2006      3/1/2006              6              6             1
1302001094               2.25      12/1/2008      1/1/2009              6              6             1
1302001165               2.25      11/1/2008     12/1/2008              6              6             1
1302001183               2.25      12/1/2008      1/1/2009              6              6             1
1302001190               2.25      12/1/2008      1/1/2009              6              6             1
1302001198                                                              0              0
1302001199               2.25      12/1/2006      1/1/2007              6              6             1
1302001210               2.25       1/1/2009      2/1/2009              6              6             1
1302001211               2.75       8/1/2004      9/1/2004              6              6             1
1302001214               2.25       1/1/2007      2/1/2007              6              6             1
1303000759               2.25       1/1/2009      2/1/2009              6              6             1
1303000980               2.25      12/1/2008      1/1/2009              6              6             1
1303001034               2.25       9/1/2008     10/1/2008              6              6             1
1303001084               2.75       6/1/2004      7/1/2004              6              6             1
1303001122               2.25      12/1/2008      1/1/2009              6              6             1
1303001141               2.25      11/1/2008     12/1/2008              6              6             1
1303001157               6.85       1/1/2006      2/1/2006              6              6             1
1303001158               2.25      12/1/2008      1/1/2009              6              6             1
1303001159               2.25       1/1/2009      2/1/2009              6              6             1
1303001161              2.375       6/1/2004      7/1/2004              6              6             1
1303001164                7.3       1/1/2006      2/1/2006              6              6             1
1303001168               2.75       6/1/2004      7/1/2004              6              6             1
1303001180              2.375       7/1/2004      8/1/2004              6              6             1
1303001184              2.375       7/1/2004      8/1/2004              6              6             1
1303001188               2.75       7/1/2004      8/1/2004              6              6             1
1303001220               2.75       8/1/2004      9/1/2004              6              6             1
1303001235               2.25       2/1/2007      3/1/2007              6              6             1
1304003078              2.375       5/1/2004      6/1/2004              6              6             1
1304003109                  0                                           0              0
1304003287               2.75       6/1/2004      7/1/2004              6              6             1
1304003338               2.25      12/1/2008      1/1/2009              6              6             1
1304003493              2.375       5/1/2004      6/1/2004              6              6             1
1304003519              2.375       5/1/2004      6/1/2004              6              6             1
1304003538               2.75       5/1/2004      6/1/2004              6              6             1
1304003566               2.25      11/1/2008     12/1/2008              6              6             1
1304003617               2.25       2/1/2009      3/1/2009              6              6             1
1304003625              2.375       5/1/2004      6/1/2004              6              6             1
1304003626                  0                                           0              0
1304003633               2.25      12/1/2008      1/1/2009              6              6             1
1304003646              2.375       5/1/2004      6/1/2004              6              6             1
1304003654                  0                                           0              0
1304003657               2.25       2/1/2009      3/1/2009              6              6             1
1304003662              2.375       5/1/2004      6/1/2004              6              6             1
1304003685               2.25      11/1/2008     12/1/2008              6              6             1
1304003692              2.375       5/1/2004      6/1/2004              6              6             1
1304003711               2.75       6/1/2004      7/1/2004              6              6             1
1304003719               2.25      12/1/2008      1/1/2009              6              6             1
1304003745               2.75       7/1/2004      8/1/2004              6              6             1
1304003761               2.75      12/1/2008      1/1/2009              6              6             1
1304003784               2.75       7/1/2004      8/1/2004              6              6             1
1304003787               2.25      12/1/2008      1/1/2009              6              6             1
1304003804               2.75       7/1/2004      8/1/2004              6              6             1
1304003808               2.25       1/1/2009      2/1/2009              6              6             1
1304003823               2.25       1/1/2009      2/1/2009              6              6             1
1304003834              2.375       7/1/2004      8/1/2004              6              6             1
1304003852              2.375       1/1/2006      2/1/2006              6              6             1
1304003868               2.75       7/1/2004      8/1/2004              6              6             1
1304003882               2.75       7/1/2004      8/1/2004              6              6             1
1304003883                6.3       1/1/2006      2/1/2006              6              6             1
1304003892               6.45       1/1/2006      2/1/2006              6              6             1
1304003900                                                              0              0
1304003930               2.25       2/1/2009      3/1/2009              6              6             1
1304003941               2.75       7/1/2004      8/1/2004              6              6             1
1304003943                                                              0              0
1304003950
1304003961                                                              0              0
1304003963               2.75       2/1/2006      3/1/2006              6              6             1
1304003972               2.75       8/1/2004      9/1/2004              6              6             1
1304003987              2.375       8/1/2004      9/1/2004              6              6             1
1304003990               2.75       8/1/2004      9/1/2004              6              6             1
1304004034              2.375       8/1/2004      9/1/2004              6              6             1
1308000957                  0                                           0              0
1308000960                  0                                           0              0
1308001146                                                              0              0
1308001235               2.25       9/1/2008     10/1/2008              6              6             1
1308001411                  0                                           0              0
1308001416                  0                                           0              0
1308001493               2.25      11/1/2008     12/1/2008              6              6             1
1308001494                  0                                           0              0
1308001609                                                              0              0
1308001621               2.25       1/1/2009      2/1/2009              6              6             1
1308001625              2.375       6/1/2004      7/1/2004              6              6             1
1308001652               2.25       1/1/2009      2/1/2009              6              6             1
1308001655               2.25       1/1/2009      2/1/2009              6              6             1
1308001656               2.25       1/1/2009      2/1/2009              6              6             1
1308001691               2.25       1/1/2009      2/1/2009              6              6             1
1308001694               2.75       2/1/2006      3/1/2006              6              6             1
1308001698               2.75       8/1/2004      9/1/2004              6              6             1
1308001701               2.25       2/1/2009      3/1/2009              6              6             1
1308001726               2.25       7/1/2004      8/1/2004              6              6             1
1308001796                                                              0              0
1308001812               2.75       8/1/2004      9/1/2004              6              6             1
1308001826               2.75       2/1/2006      3/1/2006              6              6             1
1309002238              2.375       7/1/2004      8/1/2004              6              6             1
1309002732               2.75       2/1/2006      3/1/2006              6              6             1
1309002742                                                              0              0
1309002766               2.25      12/1/2008      1/1/2009              6              6             1
1309002804               2.25      11/1/2008     12/1/2008              6              6             1
1309002869               2.25      10/1/2008     11/1/2008              6              6             1
1309002877                  0                                           0              0
1309002900               2.25      11/1/2008     12/1/2008              6              6             1
1309002906               2.25      10/1/2008     11/1/2008              6              6             1
1309002921               2.25      11/1/2008     12/1/2008              6              6             1
1309002960               2.25      11/1/2008     12/1/2008              6              6             1
1309002999               2.25      11/1/2008     12/1/2008              6              6             1
1309003025               2.25      11/1/2008     12/1/2008              6              6             1
1309003035                                                              0              0
1309003036               2.75       8/1/2004      9/1/2004              6              6             1
1309003037               2.25      11/1/2008     12/1/2008              6              6             1
1309003066                  0                                           0              0
1309003071               2.25      11/1/2008     12/1/2008              6              6             1
1309003117               2.25      12/1/2008      1/1/2009              6              6             1
1309003118               2.25       1/1/2009      2/1/2009              6              6             1
1309003138                  0                                           0              0
1309003171               2.25      12/1/2008      1/1/2009              6              6             1
1309003174               2.25      11/1/2008     12/1/2008              6              6             1
1309003186                  0                                           0              0
1309003232               2.25      12/1/2008      1/1/2009              6              6             1
1309003243               2.25      12/1/2008      1/1/2009              6              6             1
1309003251               2.75       6/1/2004      7/1/2004              6              6             1
1309003257               2.25      12/1/2008      1/1/2009              6              6             1
1309003273              2.375       7/1/2004      8/1/2004              6              6             1
1309003315               2.75       7/1/2004      8/1/2004              6              6             1
1309003320               2.25       1/1/2009      2/1/2009              6              6             1
1309003321               2.25       1/1/2009      2/1/2009              6              6             1
1309003331               2.75       7/1/2004      8/1/2004              6              6             1
1309003334               2.25       1/1/2009      2/1/2009              6              6             1
1309003353               2.75       7/1/2004      8/1/2004              6              6             1
1309003367               2.25       1/1/2009      2/1/2009              6              6             1
1309003369               2.25       2/1/2011      3/1/2011              6              6             1
1309003380                  0                                           0              0
1309003408               2.25       1/1/2009      2/1/2009              6              6             1
1309003414               2.25       1/1/2009      2/1/2009              6              6             1
1309003416                                                              0              0
1309003425               2.75       1/1/2006      2/1/2006              6              6             1
1309003428               2.75       1/1/2009      2/1/2009              6              6             1
1309003437               2.25       1/1/2007      2/1/2007              6              6             1
1309003471               2.25       2/1/2007      3/1/2007              6              6             1
1309003482               2.75       8/1/2004      9/1/2004              6              6             1
1309003483               2.25       1/1/2007      2/1/2007              6              6             1
1309003489
1309003523                                                              0              0
1309003526               2.75       8/1/2004      9/1/2004              6              6             1
1309003532               2.25       2/1/2007      3/1/2007              6              6             1
1309003537                                                              0              0
1309003541               2.75       8/1/2004      9/1/2004              6              6             1
1309003552               2.75       8/1/2004      9/1/2004              6              6             1
1309003572                                                              0              0
1310001997               2.25       6/1/2008      7/1/2008              6              6             1
1310002272               2.25       6/1/2006      7/1/2006              6              6             1
1310002308                  0                                           0              0
1310002566               2.25       9/1/2008     10/1/2008              6              6             1
1310002599               2.25       1/1/2009      2/1/2009              6              6             1
1310002747               2.25       8/1/2008      9/1/2008              6              6             1
1310002796               2.25      12/1/2008      1/1/2009              6              6             1
1310002817                  0                                           0              0
1310002847               2.25       8/1/2008      9/1/2008              6              6             1
1310002848               2.25      12/1/2008      1/1/2009              6              6             1
1310002951               2.25      12/1/2008      1/1/2009              6              6             1
1310003065              2.375       5/1/2004      6/1/2004              6              6             1
1310003169                  0                                           0              0
1310003237                  0                                           0              0
1310003269              2.375       5/1/2004      6/1/2004              6              6             1
1310003274              2.375       5/1/2004      6/1/2004              6              6             1
1310003323               2.75       7/1/2004      8/1/2004              6              6             1
1310003327               2.25      11/1/2008     12/1/2008              6              6             1
1310003330               2.25      11/1/2008     12/1/2008              6              6             1
1310003340                  0                                           0              0
1310003370              2.375       7/1/2004      8/1/2004              6              6             1
1310003375               2.25      11/1/2008     12/1/2008              6              6             1
1310003376              2.375       5/1/2004      6/1/2004              6              6             1
1310003378               2.25      11/1/2008     12/1/2008              6              6             1
1310003384               2.25      11/1/2008     12/1/2008              6              6             1
1310003393              2.375       5/1/2004      6/1/2004              6              6             1
1310003395              2.375       5/1/2004      6/1/2004              6              6             1
1310003397               2.25      11/1/2008     12/1/2008              6              6             1
1310003398                                                              0              0
1310003400               2.25      11/1/2008     12/1/2008              6              6             1
1310003404               2.75       7/1/2004      8/1/2004              6              6             1
1310003409               2.75       7/1/2004      8/1/2004              6              6             1
1310003412              2.375       5/1/2004      6/1/2004              6              6             1
1310003414              2.375       5/1/2004      6/1/2004              6              6             1
1310003415               2.25      12/1/2008      1/1/2009              6              6             1
1310003428                  0                                           0              0
1310003440               2.25       2/1/2009      3/1/2009              6              6             1
1310003445               2.25      11/1/2008     12/1/2008              6              6             1
1310003449               2.75       7/1/2004      8/1/2004              6              6             1
1310003475                                                              0              0
1310003481              2.375       6/1/2004      7/1/2004              6              6             1
1310003496                                                              0              0
1310003499               2.25       1/1/2009      2/1/2009              6              6             1
1310003507               2.25      11/1/2008     12/1/2008              6              6             1
1310003508               2.25      11/1/2008     12/1/2008              6              6             1
1310003547               2.75       6/1/2004      7/1/2004              6              6             1
1310003551               2.75       6/1/2004      7/1/2004              6              6             1
1310003553              2.375       6/1/2004      7/1/2004              6              6             1
1310003560               2.25      12/1/2008      1/1/2009              6              6             1
1310003563               2.75       7/1/2004      8/1/2004              6              6             1
1310003564               2.25      11/1/2008     12/1/2008              6              6             1
1310003566               2.25      12/1/2008      1/1/2009              6              6             1
1310003568               2.75       6/1/2004      7/1/2004              6              6             1
1310003580              2.375       6/1/2004      7/1/2004              6              6             1
1310003593               2.75       6/1/2004      7/1/2004              6              6             1
1310003623               2.25      12/1/2008      1/1/2009              6              6             1
1310003631              2.375       6/1/2004      7/1/2004              6              6             1
1310003649               2.25       1/1/2009      2/1/2009              6              6             1
1310003658               2.25      12/1/2008      1/1/2009              6              6             1
1310003659               2.25      12/1/2006      1/1/2007              6              6             1
1310003679               2.25      12/1/2008      1/1/2009              6              6             1
1310003681                  0                                           0              0
1310003720               2.25       2/1/2011      3/1/2011              6              6             1
1310003722               2.75       7/1/2004      8/1/2004              6              6             1
1310003743              2.875       8/1/2004      9/1/2004              6              6             1
1310003745               2.25       1/1/2009      2/1/2009              6              6             1
1310003757              2.375       2/1/2006      3/1/2006              6              6             1
1310003758               2.75       8/1/2004      9/1/2004              6              6             1
1310003761              2.375       7/1/2004      8/1/2004              6              6             1
1310003766              2.375       7/1/2004      8/1/2004              6              6             1
1310003769               2.75       7/1/2004      8/1/2004              6              6             1
1310003770              2.375       7/1/2004      8/1/2004              6              6             1
1310003771               2.25       1/1/2007      2/1/2007              6              6             1
1310003772              2.375       7/1/2004      8/1/2004              6              6             1
1310003788              2.375       7/1/2004      8/1/2004              6              6             1
1310003789              2.375       7/1/2004      8/1/2004              6              6             1
1310003794               2.75       7/1/2004      8/1/2004              6              6             1
1310003800                                                              0              0
1310003803               2.75       7/1/2004      8/1/2004              6              6             1
1310003807               2.75       7/1/2004      8/1/2004              6              6             1
1310003810               2.75       7/1/2004      8/1/2004              6              6             1
1310003811               2.75       7/1/2004      8/1/2004              6              6             1
1310003815               2.75       7/1/2004      8/1/2004              6              6             1
1310003816               2.75       7/1/2004      8/1/2004              6              6             1
1310003824                  0                                           0              0
1310003827               2.75       7/1/2004      8/1/2004              6              6             1
1310003830              2.375       7/1/2004      8/1/2004              6              6             1
1310003834               2.75       8/1/2004      9/1/2004              6              6             1
1310003837              2.375       7/1/2004      8/1/2004              6              6             1
1310003838              2.375       7/1/2004      8/1/2004              6              6             1
1310003870               2.75       8/1/2004      9/1/2004              6              6             1
1310003872               2.25       1/1/2007      2/1/2007              6              6             1
1310003877               2.75       7/1/2004      8/1/2004              6              6             1
1310003881               2.25       1/1/2009      2/1/2009              6              6             1
1310003885               2.25       1/1/2009      2/1/2009              6              6             1
1310003886                                                              0              0
1310003900               2.25       1/1/2007      2/1/2007              6              6             1
1310003908               2.75       7/1/2004      8/1/2004              6              6             1
1310003911               2.75       7/1/2004      8/1/2004              6              6             1
1310003921               2.25       1/1/2009      2/1/2009              6              6             1
1310003924               2.75       7/1/2004      8/1/2004              6              6             1
1310003928               2.25       1/1/2009      2/1/2009              6              6             1
1310003955               2.75       2/1/2006      3/1/2006              6              6             1
1310003965               2.25       2/1/2007      3/1/2007              6              6             1
1310003967                                                              0              0
1310003968               2.75       8/1/2004      9/1/2004              6              6             1
1310003984                                                              0              0
1310003988              2.375       8/1/2004      9/1/2004              6              6             1
1310003990               2.75       8/1/2004      9/1/2004              6              6             1
1310003992               2.75       2/1/2006      3/1/2006              6              6             1
1310003993               2.75       8/1/2004      9/1/2004              6              6             1
1310003994                                                              0              0
1310003996                                                              0              0
1310003998                                                              0              0
1310004000               2.75       8/1/2004      9/1/2004              6              6             1
1310004001               2.75       8/1/2004      9/1/2004              6              6             1
1310004002              2.375       8/1/2004      9/1/2004              6              6             1
1310004004               2.75       2/1/2006      3/1/2006              6              6             1
1310004016               2.75       2/1/2006      3/1/2006              6              6             1
1310004034               2.75       2/1/2006      3/1/2006              6              6             1
1310004045               2.75       8/1/2004      9/1/2004              6              6             1
1310004046               2.75       8/1/2004      9/1/2004              6              6             1
1310004048               2.75       8/1/2004      9/1/2004              6              6             1
1310004050               2.75       8/1/2004      9/1/2004              6              6             1
1310004062                                                              0              0
1310004063               2.25       2/1/2009      3/1/2009              6              6             1
1310004080               2.75       2/1/2006      3/1/2006              6              6             1
1310004088               2.75       2/1/2006      3/1/2006              6              6             1
1310004098               2.75       2/1/2007      3/1/2007              6              6             1
1310100580               2.75       2/1/2006      3/1/2006              6              6             1
1310100595               2.25       2/1/2009      3/1/2009              6              6             1
1311001944               2.25       1/1/2009      2/1/2009              6              6             1
1311001970               2.25      11/1/2008     12/1/2008              6              6             1
1311002070                  0                                           0              0
1311002085               2.25      12/1/2008      1/1/2009              6              6             1
1311002096              2.375       5/1/2004      6/1/2004              6              6             1
1311002103               7.35      12/1/2005      1/1/2006              6              6             1
1311002105               2.25      11/1/2008     12/1/2008              6              6             1
1311002106              2.375       6/1/2004      7/1/2004              6              6             1
1311002109              2.375       6/1/2004      7/1/2004              6              6             1
1311002113               2.25      12/1/2008      1/1/2009              6              6             1
1311002131               2.25      11/1/2008     12/1/2008              6              6             1
1311002132                  0                                           0              0
1311002165               2.25      12/1/2008      1/1/2009              6              6             1
1311002171               2.25       1/1/2009      2/1/2009              6              6             1
1311002174               2.25      12/1/2008      1/1/2009              6              6             1
1311002181               2.25       1/1/2009      2/1/2009              6              6             1
1311002189               2.25       1/1/2007      2/1/2007              6              6             1
1311002198               2.25       1/1/2009      2/1/2009              6              6             1
1311002199               2.25      12/1/2006      1/1/2007              6              6             1
1311002233                2.5       1/1/2007      2/1/2007              6              6             1
1311002246               2.25       7/1/2004      8/1/2004              6              6             1
1311002251               2.25       1/1/2009      2/1/2009              6              6             1
1311002262               2.25       2/1/2009      3/1/2009              6              6             1
1311002290               2.75       8/1/2004      9/1/2004              6              6             1
1311002303               2.75       2/1/2006      3/1/2006              6              6             1
1311002311               2.25       2/1/2009      3/1/2009              6              6             1
1312001122                  0                                           0              0
1312001241               2.75       6/1/2004      7/1/2004              6              6             1
1312001313               2.25      11/1/2008     12/1/2008              6              6             1
1312001417                  0                                           0              0
1312001418              2.375       5/1/2004      6/1/2004              6              6             1
1312001427               2.25      11/1/2008     12/1/2008              6              6             1
1312001460                  0                                           0              0
1312001470               2.25      12/1/2008      1/1/2009              6              6             1
1312001500               2.25      12/1/2008      1/1/2009              6              6             1
1312001512                                                              0              0
1312001515               6.85       1/1/2006      2/1/2006              6              6             1
1312001521                                                              0              0
1312001554               2.75       7/1/2004      8/1/2004              6              6             1
1312001571               2.75       8/1/2004      9/1/2004              6              6             1
1312001594               2.75       2/1/2006      3/1/2006              6              6             1
1312001600               2.25       1/1/2007      2/1/2007              6              6             1
1312001605               2.75       8/1/2004      9/1/2004              6              6             1
1312001606               2.25       1/1/2009      2/1/2009              6              6             1
1312001617               2.75       8/1/2004      9/1/2004              6              6             1
1312001622               2.25       2/1/2009      3/1/2009              6              6             1
1312001625               2.75       8/1/2004      9/1/2004              6              6             1
1312001634               2.25       2/1/2009      3/1/2009              6              6             1
1312001637               2.25       2/1/2009      3/1/2009              6              6             1
1313000212               2.25      12/1/2008      1/1/2009              6              6             1
1313000426              2.375       6/1/2004      7/1/2004              6              6             1
1313000541               2.75       8/1/2006      9/1/2006             12             12             1
1313000556               2.75       6/1/2004      7/1/2004              6              6             1
1313000673                  0                                           0              0
1313000674              2.375       5/1/2004      6/1/2004              6              6             1
1313000688                                                              0              0
1313000690                                                              0              0
1313000692                                                              0              0
1313000695                  0                                           0              0
1313000714                  0                                           0              0
1313000737              2.375       5/1/2004      6/1/2004              6              6             1
1313000741              2.375       5/1/2004      6/1/2004              6              6             1
1313000742               2.25      11/1/2006     12/1/2006              6              6             1
1313000778                  0                                           0              0
1313000805               2.75       6/1/2004      7/1/2004              6              6             1
1313000807                                                              0              0
1313000819              2.375       6/1/2004      7/1/2004              6              6             1
1313000823              2.375       7/1/2004      8/1/2004              6              6             1
1313000826               2.25       1/1/2009      2/1/2009              6              6             1
1313000838               2.75       6/1/2004      7/1/2004              6              6             1
1313000872                  0                                           0              0
1313000875               2.75       7/1/2004      8/1/2004              6              6             1
1313000878               2.75       7/1/2004      8/1/2004              6              6             1
1313000898               2.25       1/1/2009      2/1/2009              6              6             1
1313000906
1313000915               2.25       1/1/2007      2/1/2007              6              6             1
1313000925              2.375       8/1/2004      9/1/2004              6              6             1
1313000930               2.75       8/1/2004      9/1/2004              6              6             1
1313000968               2.75       8/1/2004      9/1/2004              6              6             1
1313000974               2.75       2/1/2006      3/1/2006              6              6             1
1313000975                                                              0              0
1313000984               2.75       2/1/2006      3/1/2006              6              6             1
1313001002               2.25       2/1/2009      3/1/2009              6              6             1
1315000008                  0                                           0              0
1315000160                  0                                           0              0
1315000380                  0                                           0              0
1315000405               6.75      10/1/2005     11/1/2005              6              6             1
1315000457              2.375       4/1/2004      5/1/2004              6              6             1
1315000465               2.25      11/1/2006     12/1/2006              6              6             1
1315000484               2.25      11/1/2008     12/1/2008              6              6             1
1315000504               2.25      12/1/2008      1/1/2009              6              6             1
1315000512               2.25      11/1/2008     12/1/2008              6              6             1
1315000516               2.25      12/1/2008      1/1/2009              6              6             1
1315000530               2.25      11/1/2008     12/1/2008              6              6             1
1315000534               2.25      11/1/2008     12/1/2008              6              6             1
1315000536                                                              0              0
1315000540              2.375       6/1/2004      7/1/2004              6              6             1
1315000550               2.75       7/1/2004      8/1/2004              6              6             1
1315000552               2.25      12/1/2008      1/1/2009              6              6             1
1315000554               2.25      12/1/2008      1/1/2009              6              6             1
1315000556               2.25      12/1/2008      1/1/2009              6              6             1
1315000567                  0                                           0              0
1315000583               2.25      12/1/2008      1/1/2009              6              6             1
1315000587                                                              0              0
1315000588               2.25       1/1/2007      2/1/2007              6              6             1
1315000593               2.25       1/1/2009      2/1/2009              6              6             1
1315000594               2.25      12/1/2008      1/1/2009              6              6             1
1315000595               2.25      12/1/2008      1/1/2009              6              6             1
1315000640               2.75       8/1/2004      9/1/2004              6              6             1
1315000641               2.75       7/1/2004      8/1/2004              6              6             1
1315000650               2.75       7/1/2004      8/1/2004              6              6             1
1315000664               2.75       7/1/2004      8/1/2004              6              6             1
1315000686                                                              0              0
1315000711               2.25       2/1/2007      3/1/2007              6              6             1
1316000075               2.25      11/1/2006     12/1/2006              6              6             1
1316000101               2.25      11/1/2008     12/1/2008              6              6             1
1316000113               2.25      11/1/2008     12/1/2008              6              6             1
1316000131               2.25      12/1/2008      1/1/2009              6              6             1
1316000152               2.75       7/1/2004      8/1/2004              6              6             1
1316000156                                                              0              0
1316000165                  0                                           0              0
1316000202               2.75       2/1/2006      3/1/2006              6              6             1
1317000011                  0                                           0              0
1317000013               2.25      11/1/2008     12/1/2008              6              6             1
1319000001               2.75       7/1/2004      8/1/2004              6              6             1
1319000002               2.75       8/1/2004      9/1/2004              6              6             1
1321000001               2.25      11/1/2008     12/1/2008              6              6             1
1321000005                                                              0              0
1321000010               2.75       2/1/2006      3/1/2006              6              6             1
1501103507                  0                                           0              0
1501103528                                                              0              0
1501103576                                                              0              0
1501104290               2.25      11/1/2008     12/1/2008              6              6             1
1501105050                  0                                           0              0
1501105434                  0                                           0              0
1501105581                  0                                           0              0
1501105594               2.25      11/1/2008     12/1/2008              6              6             1
1501105717                  0                                           0              0
1501105787                  0                                           0              0
1501105799                  0                                           0              0
1501105808                  0                                           0              0
1501105861                                                              0              0
1501105897               2.25      12/1/2008      1/1/2009              6              6             1
1501105952                  0                                           0              0
1501106046                                                              0              0
1501106050                  0                                           0              0
1501106082               2.25       1/1/2009      2/1/2009              6              6             1
1501106101               2.25      12/1/2008      1/1/2009              6              6             1
1501106110                5.2       1/1/2006      2/1/2006              6              6             1
1501106139                                                              0              0
1501106175                  0                                           0              0
1501106243                  0                                           0              0
1501106314               2.75       7/1/2004      8/1/2004              6              6             1
1501106315               2.75       7/1/2004      8/1/2004              6              6             1
1501106340                  0                                           0              0
1501106371                                                              0              0
1501106403                  0                                           0              0
1501106416                                                              0              0
1501106538               2.75       2/1/2006      3/1/2006              6              6             1
1501106551               2.25       2/1/2009      3/1/2009              6              6             1
1501106553               2.75       8/1/2004      9/1/2004              6              6             1
1501106580                                                              0              0
1501106615
1501106619               2.75       8/1/2004      9/1/2004              6              6             1
1501106624               2.75       8/1/2004      9/1/2004              6              6             1
1501106628               2.25       2/1/2009      3/1/2009              6              6             1
1501106636               2.75       8/1/2004      9/1/2004              6              6             1
1501106649                                                              0              0
1501106652               2.75       8/1/2004      9/1/2004              6              6             1
1501106664               2.75       8/1/2004      9/1/2004              6              6             1
1501106667               2.75       8/1/2004      9/1/2004              6              6             1
1501106720               2.75       8/1/2004      9/1/2004              6              6             1
1501106763                                                              0              0
1501106790               2.25       2/1/2007      3/1/2007              6              6             1
1701101581              2.375       6/1/2008      7/1/2008              6              6             1
1701101725                  0                                           0              0
1701101857                  0                                           0              0
1701102047                  0                                           0              0
1701102154               2.75       7/1/2005      8/1/2005              6              6             1
1701102187              2.375       8/1/2005      9/1/2005              6              6             1
1701102207              2.375      11/1/2010     12/1/2010              6              6             1
1701102241                  0                                           0              0
1701102610                  0                                           0              0
1701102664              2.375       9/1/2004     10/1/2004              6              6             1
1701102721                                                              0              0
1701102807               2.75      10/1/2005     11/1/2005              6              6             1
1701102831                  0                                           0              0
1701102854               2.75      11/1/2005     12/1/2005              6              6             1
1701102865              2.375       5/1/2004      6/1/2004              6              6             1
1701102867               2.75      11/1/2005     12/1/2005              6              6             1
1701102872               2.75       9/1/2005     10/1/2005              6              6             1
1701102908               2.75      11/1/2005     12/1/2005              6              6             1
1701102936               2.75      11/1/2005     12/1/2005              6              6             1
1701102937               2.75      11/1/2005     12/1/2005              6              6             1
1701102938                  0                                           0              0
1701102963               2.75      11/1/2005     12/1/2005              6              6             1
1701102967               2.75      10/1/2005     11/1/2005              6              6             1
1701102970
1701102972                  0                                           0              0
1701102980              2.375      11/1/2008     12/1/2008              6              6             1
1701102987               2.75      10/1/2005     11/1/2005              6              6             1
1701102989                  0                                           0              0
1701103007               2.75      11/1/2005     12/1/2005              6              6             1
1701103014              2.375      11/1/2008     12/1/2008              6              6             1
1701103043                  0                                           0              0
1701103046               2.75      10/1/2005     11/1/2005              6              6             1
1701103055              2.375      12/1/2008      1/1/2009              6              6             1
1701103057               2.75      10/1/2005     11/1/2005              6              6             1
1701103062                  0                                           0              0
1701103063               2.75      11/1/2005     12/1/2005              6              6             1
1701103067              2.375      12/1/2008      1/1/2009              6              6             1
1701103068               2.75      11/1/2005     12/1/2005              6              6             1
1701103072                  0                                           0              0
1701103076                  0                                           0              0
1701103078                  0                                           0              0
1701103085               2.75      11/1/2005     12/1/2005              6              6             1
1701103087                  0                                           0              0
1701103093               2.75      11/1/2005     12/1/2005              6              6             1
1701103102               2.75      11/1/2005     12/1/2005              6              6             1
1701103109                  0                                           0              0
1701103115               2.75      11/1/2005     12/1/2005              6              6             1
1701103116                  0                                           0              0
1701103120               2.75      11/1/2005     12/1/2005              6              6             1
1701103122                  0                                           0              0
1701103123              2.375      11/1/2008     12/1/2008              6              6             1
1701103130                                                              0              0
1701103145              2.375      11/1/2008     12/1/2008              6              6             1
1701103151               2.75      11/1/2005     12/1/2005              6              6             1
1701103152              2.375      11/1/2008     12/1/2008              6              6             1
1701103160                  0                                           0              0
1701103175                  0                                           0              0
1701103176                  0                                           0              0
1701103177                  0                                           0              0
1701103178              2.375      11/1/2008     12/1/2008              6              6             1
1701103181                  0                                           0              0
1701103201               2.75      11/1/2005     12/1/2005              6              6             1
1701103202               2.75      11/1/2005     12/1/2005              6              6             1
1701103211                  0                                           0              0
1701103216                  0                                           0              0
1701103217               2.75      11/1/2005     12/1/2005              6              6             1
1701103221                  0                                           0              0
1701103225               2.25      12/1/2006      1/1/2007              6              6             1
1701103226               2.25      11/1/2006     12/1/2006              6              6             1
1701103231               2.75      11/1/2005     12/1/2005              6              6             1
1701103236              2.375      11/1/2008     12/1/2008              6              6             1
1701103238               2.75      11/1/2005     12/1/2005              6              6             1
1701103239                                                              0              0
1701103240               2.75      11/1/2005     12/1/2005              6              6             1
1701103248               2.75       5/1/2004      6/1/2004              6              6             1
1701103254                  0                                           0              0
1701103261                                                              0              0
1701103262               2.25      12/1/2013      1/1/2014              6              6             1
1701103263               2.75      11/1/2005     12/1/2005              6              6             1
1701103269                  0                                           0              0
1701103270                  0                                           0              0
1701103272              2.375      12/1/2008      1/1/2009              6              6             1
1701103273               2.25      11/1/2006     12/1/2006              6              6             1
1701103274               2.25      11/1/2006     12/1/2006              6              6             1
1701103279              2.375      12/1/2008      1/1/2009              6              6             1
1701103283              2.375      11/1/2008     12/1/2008              6              6             1
1701103285               2.75      11/1/2005     12/1/2005              6              6             1
1701103293               2.75      11/1/2005     12/1/2005              6              6             1
1701103297               2.75      11/1/2005     12/1/2005              6              6             1
1701103299                  0                                           0              0
1701103310               2.75      12/1/2005      1/1/2006              6              6             1
1701103312              2.375      11/1/2008     12/1/2008              6              6             1
1701103314               2.25      11/1/2006     12/1/2006              6              6             1
1701103316              2.375      11/1/2008     12/1/2008              6              6             1
1701103318               2.75      11/1/2005     12/1/2005              6              6             1
1701103322               2.75      12/1/2005      1/1/2006              6              6             1
1701103325                                                              0              0
1701103326               2.75      12/1/2005      1/1/2006              6              6             1
1701103347               2.75      12/1/2005      1/1/2006              6              6             1
1701103349              2.375      11/1/2008     12/1/2008              6              6             1
1701103350               2.25      12/1/2006      1/1/2007              6              6             1
1701103352               2.75      12/1/2006      1/1/2007              6              6             1
1701103354               2.75      12/1/2005      1/1/2006              6              6             1
1701103356              2.375      12/1/2008      1/1/2009              6              6             1
1701103358               2.75      12/1/2005      1/1/2006              6              6             1
1701103362               2.75      11/1/2005     12/1/2005              6              6             1
1701103366               2.75      12/1/2005      1/1/2006              6              6             1
1701103367                                                              0              0
1701103368               2.75       1/1/2006      2/1/2006              6              6             1
1701103371                                                              0              0
1701103372               2.75      12/1/2005      1/1/2006              6              6             1
1701103381               2.75      12/1/2005      1/1/2006              6              6             1
1701103383               2.75      12/1/2005      1/1/2006              6              6             1
1701103385                  0                                           0              0
1701103390              2.375      12/1/2008      1/1/2009              6              6             1
1701103393               2.75      12/1/2006      1/1/2007              6              6             1
1701103395               2.75      12/1/2006      1/1/2007              6              6             1
1701103398               2.25       1/1/2007      2/1/2007              6              6             1
1701103399                  0                                           0              0
1701103401               2.75      12/1/2005      1/1/2006              6              6             1
1701103404              2.375      12/1/2008      1/1/2009              6              6             1
1701103407                                                              0              0
1701103408               2.25      12/1/2006      1/1/2007              6              6             1
1701103409                                                              0              0
1701103411               2.75       8/1/2004      9/1/2004              6              6             1
1701103416              2.375      12/1/2005      1/1/2006              6              6             1
1701103418                  0                                           0              0
1701103419               2.75       1/1/2006      2/1/2006              6              6             1
1701103422                                                              0              0
1701103424                                                              0              0
1701103427                                                              0              0
1701103428                                                              0              0
1701103432              2.375      12/1/2008      1/1/2009              6              6             1
1701103440                  0                                           0              0
1701103445               2.75      12/1/2005      1/1/2006              6              6             1
1701103447               2.25      12/1/2006      1/1/2007              6              6             1
1701103455               2.75      12/1/2005      1/1/2006              6              6             1
1701103459                                                              0              0
1701103460                                                              0              0
1701103461               2.75      12/1/2005      1/1/2006              6              6             1
1701103464                                                              0              0
1701103467                  0                                           0              0
1701103470               2.75      12/1/2005      1/1/2006              6              6             1
1701103478                                                              0              0
1701103481               2.75       2/1/2006      3/1/2006              6              6             1
1701103490                                                              0              0
1701103496                                                              0              0
1701103497                                                              0              0
1701103498                                                              0              0
1701103505              2.375       2/1/2009      3/1/2009              6              6             1
1701103514                                                              0              0
1701103520               2.75      12/1/2005      1/1/2006              6              6             1
1701103534                  0                                           0              0
1701103543                                                              0              0
1701103544               2.75      12/1/2008      1/1/2009              6              6             1
1701103546               2.75       1/1/2006      2/1/2006              6              6             1
1701103550               2.75      12/1/2005      1/1/2006              6              6             1
1701103552               2.75       1/1/2006      2/1/2006              6              6             1
1701103558               2.75      12/1/2005      1/1/2006              6              6             1
1701103561               2.75       1/1/2009      2/1/2009              6              6             1
1701103562               2.75       1/1/2006      2/1/2006              6              6             1
1701103566               2.75       1/1/2006      2/1/2006              6              6             1
1701103572                                                              0              0
1701103574                                                              0              0
1701103579              2.375       1/1/2009      2/1/2009              6              6             1
1701103582                                                              0              0
1701103585               2.25      12/1/2006      1/1/2007              6              6             1
1701103586              2.375      12/1/2008      1/1/2009              6              6             1
1701103587               2.25       1/1/2007      2/1/2007              6              6             1
1701103589               2.75       1/1/2006      2/1/2006              6              6             1
1701103590              2.375       1/1/2009      2/1/2009              6              6             1
1701103594                                                              0              0
1701103595               2.75       1/1/2006      2/1/2006              6              6             1
1701103601              2.375      12/1/2008      1/1/2009              6              6             1
1701103603              2.375       7/1/2004      8/1/2004              6              6             1
1701103605                                                              0              0
1701103606              2.375      12/1/2008      1/1/2009              6              6             1
1701103611                                                              0              0
1701103613                                                              0              0
1701103614               2.75       1/1/2006      2/1/2006              6              6             1
1701103615                                                              0              0
1701103618               2.25       1/1/2007      2/1/2007              6              6             1
1701103631               2.75       1/1/2006      2/1/2006              6              6             1
1701103638               2.75       1/1/2006      2/1/2006              6              6             1
1701103639              2.375      12/1/2008      1/1/2009              6              6             1
1701103644                                                              0              0
1701103646                                                              0              0
1701103648                                                              0              0
1701103651               2.75       1/1/2007      2/1/2007              6              6             1
1701103656               2.75       1/1/2006      2/1/2006              6              6             1
1701103658              2.375       1/1/2009      2/1/2009              6              6             1
1701103660                                                              0              0
1701103661               2.75       1/1/2006      2/1/2006              6              6             1
1701103663                                                              0              0
1701103668               2.75       1/1/2009      2/1/2009              6              6             1
1701103672               2.75       1/1/2006      2/1/2006              6              6             1
1701103676                  0                                           0              0
1701103678               2.75       1/1/2006      2/1/2006              6              6             1
1701103681               2.75       7/1/2004      8/1/2004              6              6             1
1701103682               2.75       1/1/2006      2/1/2006              6              6             1
1701103688              2.375       1/1/2009      2/1/2009              6              6             1
1701103696               2.75       1/1/2006      2/1/2006              6              6             1
1701103699               2.75       1/1/2006      2/1/2006              6              6             1
1701103702                                                              0              0
1701103704               2.25       1/1/2007      2/1/2007              6              6             1
1701103705               2.75       7/1/2004      8/1/2004              6              6             1
1701103706               2.75       1/1/2006      2/1/2006              6              6             1
1701103708               2.75       1/1/2006      2/1/2006              6              6             1
1701103710                                                              0              0
1701103713               2.75       1/1/2006      2/1/2006              6              6             1
1701103714                                                              0              0
1701103719                                                              0              0
1701103721               2.75       1/1/2006      2/1/2006              6              6             1
1701103728                                                              0              0
1701103729               2.75       1/1/2006      2/1/2006              6              6             1
1701103736              2.375       1/1/2009      2/1/2009              6              6             1
1701103743                                                              0              0
1701103746                                                              0              0
1701103749                                                              0              0
1701103754              2.375       1/1/2006      2/1/2006              6              6             1
1701103756               2.75       8/1/2004      9/1/2004              6              6             1
1701103760               2.75       1/1/2006      2/1/2006              6              6             1
1701103762               2.75       1/1/2006      2/1/2006              6              6             1
1701103764               2.75       1/1/2009      2/1/2009              6              6             1
1701103766               2.75       2/1/2006      3/1/2006              6              6             1
1701103768               2.75       1/1/2007      2/1/2007              6              6             1
1701103772              2.375       2/1/2007      3/1/2007              6              6             1
1701103774              2.375       2/1/2009      3/1/2009              6              6             1
1701103779              2.375       1/1/2009      2/1/2009              6              6             1
1701103780                                                              0              0
1701103791
1701103794
1701103795                                                              0              0
1701103797              2.375       1/1/2007      2/1/2007              6              6             1
1701103799
1701103800              2.375       1/1/2007      2/1/2007              6              6             1
1701103801              2.375       1/1/2009      2/1/2009              6              6             1
1701103809              2.375       2/1/2007      3/1/2007              6              6             1
1701103811               2.75       1/1/2006      2/1/2006              6              6             1
1701103813               2.75       2/1/2006      3/1/2006              6              6             1
1701103816               2.75       1/1/2006      2/1/2006              6              6             1
1701103822               2.25       1/1/2009      2/1/2009              6              6             1
1701103823                                                              0              0
1701103830               2.75       1/1/2006      2/1/2006              6              6             1
1701103831                                                              0              0
1701103843               2.75       1/1/2006      2/1/2006              6              6             1
1701103846               2.75       7/1/2004      8/1/2004              6              6             1
1701103847                                                              0              0
1701103848               2.75       7/1/2004      8/1/2004              6              6             1
1701103850               2.75       2/1/2006      3/1/2006              6              6             1
1701103851                                                              0              0
1701103852                                                              0              0
1701103853                                                              0              0
1701103854               2.75       2/1/2007      3/1/2007              6              6             1
1701103859
1701103865               2.75       2/1/2006      3/1/2006              6              6             1
1701103873                                                              0              0
1701103876               2.75       2/1/2006      3/1/2006              6              6             1
1701103879               2.75       8/1/2004      9/1/2004              6              6             1
1701103884              2.375       1/1/2009      2/1/2009              6              6             1
1701103892               2.75       2/1/2006      3/1/2006              6              6             1
1701103894               2.75       2/1/2006      3/1/2006              6              6             1
1701103898               2.75       2/1/2006      3/1/2006              6              6             1
1701103899              2.375       2/1/2009      3/1/2009              6              6             1
1701103900               2.75       2/1/2006      3/1/2006              6              6             1
1701103908                                                              0              0
1701103915                                                              0              0
1701103916                                                              0              0
1701103918
1701103920                                                              0              0
1701103924              2.375       8/1/2004      9/1/2004              6              6             1
1701103926               2.75       8/1/2004      9/1/2004              6              6             1
1701103928                                                              0              0
1701103933               2.75       2/1/2006      3/1/2006              6              6             1
1701103935                                                              0              0
1701103941               2.75       2/1/2006      3/1/2006              6              6             1
1701103943               2.75       2/1/2006      3/1/2006              6              6             1
1701103949               2.75       2/1/2006      3/1/2006              6              6             1
1701103956              2.625       8/1/2004      9/1/2004              6              6             1
1701103957               2.75       2/1/2006      3/1/2006              6              6             1
1701103960               2.75       2/1/2006      3/1/2006              6              6             1
1701103962               2.75       2/1/2006      3/1/2006              6              6             1
1701103965               2.75       2/1/2006      3/1/2006              6              6             1
1701103967               2.75       2/1/2006      3/1/2006              6              6             1
1701103970              2.375       2/1/2009      3/1/2009              6              6             1
1701103971               2.75       2/1/2006      3/1/2006              6              6             1
1701103978               2.75       2/1/2006      3/1/2006              6              6             1
1701103982                                                              0              0
1701103989               2.75       2/1/2006      3/1/2006              6              6             1
1701103994               2.75       8/1/2004      9/1/2004              6              6             1
1701104009               2.75       2/1/2006      3/1/2006              6              6             1
1701104012               2.75       2/1/2006      3/1/2006              6              6             1
1701104016               2.75       2/1/2006      3/1/2006              6              6             1
1701104018               2.75       2/1/2006      3/1/2006              6              6             1
1701104020               2.75       2/1/2006      3/1/2006              6              6             1
1701104032                                                              0              0
1701104033              2.375       2/1/2007      3/1/2007              6              6             1
1701104036               2.75       2/1/2006      3/1/2006              6              6             1
1701104041               2.75       2/1/2006      3/1/2006              6              6             1
1701104049                                                              0              0
1701104051               2.75       2/1/2006      3/1/2006              6              6             1
1701104052               2.75       2/1/2006      3/1/2006              6              6             1
1701104057               2.75       2/1/2006      3/1/2006              6              6             1
1701104071               2.75       2/1/2006      3/1/2006              6              6             1
1701104073               2.75       2/1/2006      3/1/2006              6              6             1
1701104078                                                              0              0
1701104088               2.75       2/1/2006      3/1/2006              6              6             1
1701104089                                                              0              0
1701104096               2.75       2/1/2006      3/1/2006              6              6             1
1701104106              2.375       2/1/2007      3/1/2007              6              6             1
1701104107                                                              0              0
1701104137              2.375       2/1/2009      3/1/2009              6              6             1
1701104140               2.75       2/1/2006      3/1/2006              6              6             1
1701104154              2.375       2/1/2007      3/1/2007              6              6             1
1701104163               2.75       2/1/2006      3/1/2006              6              6             1
1702100082                  0                                           0              0
1702100086                  0                                           0              0
1702100095               2.75      11/1/2005     12/1/2005              6              6             1
1702100100               2.75      11/1/2005     12/1/2005              6              6             1
1702100101                  0                                           0              0
1702100102               2.75      11/1/2005     12/1/2005              6              6             1
1702100105               2.75      11/1/2005     12/1/2005              6              6             1
1702100111                  0                                           0              0
1702100112                                                              0              0
1702100115                                                              0              0
1702100116                                                              0              0
1702100117               2.25       1/1/2007      2/1/2007              6              6             1
1702100118
1702100123               2.75       1/1/2006      2/1/2006              6              6             1
1702100126                                                              0              0
1702100127               2.75       1/1/2007      2/1/2007              6              6             1
1702100129
1702100132                                                              0              0
1702100140               2.75       8/1/2004      9/1/2004              6              6             1
1702100141               2.75       2/1/2006      3/1/2006              6              6             1
1702100142               2.75       2/1/2006      3/1/2006              6              6             1
1702100144               2.75       8/1/2004      9/1/2004              6              6             1
1702100151              2.375       2/1/2007      3/1/2007              6              6             1
1703100011              2.375      11/1/2006     12/1/2006              6              6             1
1703100070               2.75       1/1/2006      2/1/2006              6              6             1
1703100076               2.75      11/1/2008     12/1/2008              6              6             1
1703100080               2.75      10/1/2005     11/1/2005              6              6             1
1703100083              2.375      10/1/2008     11/1/2008              6              6             1
1703100090                  0                                           0              0
1703100094               2.75      11/1/2005     12/1/2005              6              6             1
1703100097              2.375      11/1/2008     12/1/2008              6              6             1
1703100098               2.75      11/1/2005     12/1/2005              6              6             1
1703100102               2.75      11/1/2005     12/1/2005              6              6             1
1703100104               2.25      11/1/2006     12/1/2006              6              6             1
1703100113              2.375      11/1/2008     12/1/2008              6              6             1
1703100115                  0                                           0              0
1703100117               2.75      12/1/2006      1/1/2007              6              6             1
1703100121                  0                                           0              0
1703100126               2.75      11/1/2005     12/1/2005              6              6             1
1703100131               2.75      12/1/2006      1/1/2007              6              6             1
1703100133               2.75      12/1/2006      1/1/2007              6              6             1
1703100137              2.375      11/1/2008     12/1/2008              6              6             1
1703100139               2.75      12/1/2006      1/1/2007              6              6             1
1703100149              2.375       1/1/2007      2/1/2007              6              6             1
1703100151               2.75      12/1/2005      1/1/2006              6              6             1
1703100161               2.75       1/1/2006      2/1/2006              6              6             1
1703100162              2.375      12/1/2008      1/1/2009              6              6             1
1703100170              2.375       1/1/2009      2/1/2009              6              6             1
1703100172              2.375       1/1/2009      2/1/2009              6              6             1
1703100174              2.375       1/1/2009      2/1/2009              6              6             1
1703100175              2.375       7/1/2004      8/1/2004              6              6             1
1703100179               2.75       1/1/2006      2/1/2006              6              6             1
1703100182                                                              0              0
1703100185               2.75       7/1/2004      8/1/2004              6              6             1
1703100187               2.75       1/1/2006      2/1/2006              6              6             1
1703100190
1703100192               2.75       1/1/2006      2/1/2006              6              6             1
1703100193               2.75       7/1/2004      8/1/2004              6              6             1
1703100199               2.75       7/1/2004      8/1/2004              6              6             1
1703100203               2.75       7/1/2004      8/1/2004              6              6             1
1703100204               2.75       2/1/2006      3/1/2006              6              6             1
1703100207               2.75       1/1/2006      2/1/2006              6              6             1
1703100215              2.375       1/1/2007      2/1/2007              6              6             1
1703100217              2.375       2/1/2011      3/1/2011              6              6             1
1703100219               2.25       2/1/2007      3/1/2007              6              6             1
1703100220               2.75       1/1/2006      2/1/2006              6              6             1
1703100221               2.75       2/1/2006      3/1/2006              6              6             1
1703100222               2.75       1/1/2006      2/1/2006              6              6             1
1703100233               2.75       8/1/2004      9/1/2004              6              6             1
1703100238              2.375       2/1/2007      3/1/2007              6              6             1
1703100244               2.75       8/1/2004      9/1/2004              6              6             1
1703100247                                                              0              0
1703100248              2.375       2/1/2007      3/1/2007              6              6             1
1703100251              2.375       2/1/2007      3/1/2007              6              6             1
1703100263              2.375       2/1/2009      3/1/2009              6              6             1
1703100272               2.75       2/1/2006      3/1/2006              6              6             1
1901008936                  0                                           0              0
1901009915                  0                                           0              0
1901010847                4.9      10/1/2005     11/1/2005              6              6             1
1901011291                                                              0              0
1901011391                6.7      12/1/2005      1/1/2006              6              6             1
1901011412                7.4      12/1/2005      1/1/2006              6              6             1
1901011486                                                              0              0
1901011491               2.25      11/1/2008     12/1/2008              6              6             1
1901011504               5.45      12/1/2005      1/1/2006              6              6             1
1901011671               7.15      12/1/2005      1/1/2006              6              6             1
1901011747                5.9      12/1/2005      1/1/2006              6              6             1
1901011749               2.25       1/1/2009      2/1/2009              6              6             1
1901011780                  7      12/1/2005      1/1/2006              6              6             1
1901011804               6.75      12/1/2005      1/1/2006              6              6             1
1901011834                                                              0              0
1901011905                                                              0              0
1901012285                                                              0              0
1901012299               5.65      12/1/2005      1/1/2006              6              6             1
1901012430              2.375       7/1/2004      8/1/2004              6              6             1
1901012461               2.25       2/1/2007      3/1/2007              6              6             1
1901012625                  1       2/1/2009      3/1/2009              6              6             1
1901013157                                                              0              0
3302000285                  0                                           0              0
5201461700               7.85       4/1/2005      5/1/2005              6              6             1
5201553900                  0                                           0              0
7301100043               2.25       1/1/2009      2/1/2009              6              6             1
7301100050               2.75       7/1/2004      8/1/2004              6              6             1


Id            LifeMaxRt       LifeMinRt      OrigP&I       1stRtChgDt     RndCd         ARM PlanCd     ARM ConvertCd
--            ---------       ---------      -------       ----------     -----         ----------     -------------
36558583                15.49              5       1302.11      10/1/2005
36565364                                            826.66
36565745                                              1719
36576619                14.24              5        715.57      10/1/2005
36580009                13.99              5       1561.88      11/1/2005
36587954                12.99              5       1024.13       1/1/2006
36590370                13.49              5       1502.76      11/1/2005
36590586                13.74              5       2086.34      10/1/2005
36597953                13.99              5       1920.78      11/1/2005
36600955               13.865              5       1279.71      10/1/2005
36603686                13.24              5       1162.48      11/1/2005
36612281                                           1465.29
36615359                15.13              5        519.99       1/1/2006
36617413               14.125              5       1179.01      11/1/2005
36628063                13.38              5       1956.86      11/1/2005
36628741                14.24              5       1165.36      11/1/2005
36632214                15.63              5        521.36      10/1/2005
36632743                13.74              5       1104.45      10/1/2005
36633683                15.49              5        883.44      11/1/2005
36636496                12.99              5        958.19       1/1/2006
36638294                15.49              5        499.33      11/1/2005
36644995                14.24              5        789.99      10/1/2005
36647790               15.115              5           701      11/1/2005
36650430                14.99              5       1209.56      11/1/2005
36650927                12.24              5        683.96      11/1/2005
36653004                14.63              5        583.51      11/1/2005
36655546                14.99              5       1323.19      11/1/2005
36655744                13.24              5        689.49      11/1/2005
36657179                14.25              5        1473.5      11/1/2005
36657278                                           1044.76
36659845                13.38              5       1342.02      11/1/2005
36662179               15.615              5        626.32      10/1/2005
36666238                13.99              5       1661.58      11/1/2005
36668507                11.99              5       1278.86      11/1/2005
36669158                13.75              5       1222.61      11/1/2005
36670974                12.99              5        877.34       1/1/2006
36671378                                           1372.57
36671568                13.24              5       1168.63       1/1/2006
36673531                                           1243.86
36673820                14.74              5       1359.87      11/1/2005
36676047                15.49              5        1882.1      11/1/2005
36677151                                           1071.65
36678266                13.99              5       1216.27      11/1/2005
36678415                13.74              5        991.34      11/1/2005
36679504                13.99              5       1329.26      11/1/2005
36683167               14.928              5        626.73      11/1/2005
36689677                14.49              5       1462.45       1/1/2006
36691871                                            904.95
36691970                12.74              5       1162.92      12/1/2005
36693000                14.63              5        764.79      11/1/2005
36696680                12.99              5        784.57      11/1/2005
36696706                14.99              5       2257.85      11/1/2005
36698066                                           1158.55
36698959                12.74              5        520.27       1/1/2006
36701894                13.88              5       1419.69       1/1/2006
36704179                12.49              5        782.68      11/1/2005
36705663                                           1459.59
36707495                14.49              5       1200.77      11/1/2005
36707677               14.115              5       1352.82      11/1/2005
36708931                14.25              5        993.93      11/1/2005
36711752               14.865              5       2028.25      11/1/2005
36712750                13.99              5        830.79      11/1/2005
36714814                14.49              5       1235.14      11/1/2005
36721108                12.74              5       1136.73       1/1/2006
36721637                14.99              5        898.37      11/1/2005
36722163                13.99              5       1196.34      11/1/2005
36726040                14.24              5       1001.12      12/1/2005
36727360                14.99              5       1979.28      12/1/2005
36727600                14.24              5       1444.78      11/1/2005
36728541                                            863.15
36728657                13.49              5         757.7      12/1/2005
36729606                12.49              5       1158.19       1/1/2006
36729846                14.49              5        817.28      11/1/2005
36730950                                           1841.92
36733087                14.49              5        803.31      11/1/2005
36734044                11.99              5       1350.38      12/1/2005
36734192                13.99              5        887.12      11/1/2005
36738466                11.99              5       1339.99       1/1/2006
36742518                13.49              5       1603.78      12/1/2005
36742591                14.24              5       2078.57      12/1/2005
36742781                12.63              5         930.1      12/1/2005
36744225                12.88              5       1745.98       1/1/2006
36745131                13.99              5       1040.15       1/1/2006
36747616                13.74              5       1166.28      12/1/2005
36748507                14.49              5       1075.04       1/1/2006
36749463                14.24              5       1171.67       1/1/2006
36749596                14.13              5        970.64      12/1/2005
36752301               15.365              5       1040.33       1/1/2006
36752830                                            639.09
36754026                12.64              5        580.46       1/1/2006
36755940                                           1574.82
36756948                12.74              5        613.29       1/1/2006
36757482                12.49              5       1644.16       1/1/2006
36757896                13.74              5       1317.62       1/1/2006
36759215                14.74              5       1373.47       1/1/2006
36759256                13.74              5       1767.56       1/1/2006
36763019                13.49              5        820.83       1/1/2006
36763290                12.49              5        1487.1       1/1/2006
36767119                                            515.81
36769602                12.49              5        509.95       1/1/2006
36769982                15.24              5        998.25       1/1/2006
36770196                13.19              5        1960.6       1/1/2006
36770832                11.99              5       1201.11      12/1/2005
36771640                13.88              5       2120.99       1/1/2006
36771715                12.74              5        804.45       1/1/2006
36774776               13.615              5        935.81       1/1/2006
36775807                                           1075.74
36775815               15.615              5        610.01       1/1/2006
36776185                14.99              5        843.03       1/1/2006
36776532                13.99              5       1694.81       1/1/2006
36776672                12.49              5       1616.41      12/1/2005
36776938                13.49              5       1193.37       1/1/2006
36777324                 13.5              5       1526.12       1/1/2006
36777456                12.49              5       1633.08       1/1/2006
36778678                                            615.73
36780856               14.365              5       1539.89       1/1/2006
36781193                13.38              5        440.06       1/1/2006
36781433               13.865              5       1033.61       1/1/2006
36781573                                           1209.57
36782209               15.115              5         827.1       1/1/2006
36784296                14.24              5       1008.62       1/1/2006
36786945                14.99              5        302.02       1/1/2006
36788081               15.365              5       2065.48      12/1/2005
36788719                13.99              5       1395.73       1/1/2006
36788743               15.005              5       2217.02       1/1/2006
36788859               14.865              5       1376.31       1/1/2006
36788974               14.505              5       1189.25       1/1/2006
36789683                14.24              5        817.46       1/1/2006
36791218                                            343.48
36791739               15.115              5       1572.61      12/1/2005
36792190               15.115              5        897.57       1/1/2006
36792778               14.115              5        942.26       1/1/2006
36793594                13.99              5       1960.66      12/1/2005
36794410                12.13              5        568.08       1/1/2006
36796381                                            738.93
36797017                14.24              5        1090.4       1/1/2006
36797298                12.24              5        681.21       1/1/2006
36797769               14.365              5       1745.68       1/1/2006
36798049                                           1414.82
36798742                11.99              5        962.43       1/1/2006
36799211                14.99              5       1576.09       1/1/2006
36799401               14.865              5          2318       1/1/2006
36800282                14.74              5       1717.73       1/1/2006
36800423                15.49              5        906.48       1/1/2006
36801140               14.865              5       1629.84       1/1/2006
36801710                14.13              5        682.48       1/1/2006
36801744                13.99              5       1104.95       1/1/2006
36802320               15.115              5       1474.69       1/1/2006
36802395                14.74              5       1936.03       1/1/2006
36802874                13.49              5        808.21       1/1/2006
36802890                                            829.22
36802965               15.365              5        645.46       1/1/2006
36803237                12.49              5       1603.93       1/1/2006
36803328                13.24              5       1168.63       1/1/2006
36804201               14.615              5        1074.8       1/1/2006
36804615                14.24              5       1009.98       1/1/2006
36804920                14.74              5        611.94       1/1/2006
36805026                13.49              5        915.54       1/1/2006
36805935                12.74              5        945.82       1/1/2006
36806164                13.24              5        1420.8       1/1/2006
36806511                13.24              5       1156.33       1/1/2006
36808210                14.13              5       2156.98       1/1/2006
36808483                14.74              5       1574.59       1/1/2006
36808939               14.125              5        902.78       1/1/2006
36809036                14.49              5       1886.03       1/1/2006
36809242                12.74              5       1241.66       1/1/2006
36809846                                            476.29
36812428                13.74              5       1302.35       1/1/2006
36813129                13.74              5        842.31       1/1/2006
36813475                12.99              5       1017.54       1/1/2006
36813699                12.49              5       1048.11       1/1/2006
36813954                14.74              5        561.84       1/1/2006
36815074                14.74              5        1689.1       1/1/2006
36815215                14.34              5       1541.61       1/1/2006
36815249               12.865              5        765.79       1/1/2006
36815322                13.99              5        837.44       1/1/2006
36815470                                            633.78
36816023                13.89              5        967.16       1/1/2006
36816387                14.24              5        967.73       1/1/2006
36817278                14.24              5        992.02       1/1/2006
36817674                 14.3              5       1384.85       1/1/2006
36818334                13.59              5        949.98       2/1/2006
36819233               14.125              5        538.97       1/1/2006
36819407                14.13              5       2049.13       1/1/2006
36819555               13.115              5        428.96       1/1/2006
36820520                 14.5              5       1188.66       1/1/2006
36821049                13.99              5       2073.66       1/1/2006
36821296               12.755              5        706.54       1/1/2006
36821353                13.74              5       1717.02       1/1/2006
36821726                13.14              5       1460.59       1/1/2006
36822005                15.24              5        487.87       1/1/2006
36822229               14.115              5        2012.4       1/1/2006
36823813                14.74              5       1163.05       1/1/2006
36824050                12.74              5       1195.02       1/1/2006
36826212                13.74              5       1507.74       1/1/2006
36826899               14.865              5       1267.66       1/1/2006
36827616                14.14              5       1632.85       1/1/2006
36827640                11.99              5       1412.64       1/1/2006
36827921                14.88              5       1096.13       1/1/2006
36828010                12.49              5       1603.37       1/1/2006
36828341                13.74              5        842.31       1/1/2006
36828770                14.49              5       1100.18       1/1/2006
36829356                14.34              5       1596.83       1/1/2006
36829711               15.365              5       2240.13       1/1/2006
36829885                15.74              5        455.87       1/1/2006
36829935               14.965              5        841.03       1/1/2006
36832459                13.24              5       1136.34       1/1/2006
36832491               14.375              5       1036.01       1/1/2006
36832517                 13.5              5       1207.25       1/1/2006
36832905                                            940.63
36833267               13.705              5       1194.38       1/1/2006
36834323                13.74              5       1814.21       1/1/2006
36834687               15.115              5       1669.04       1/1/2006
36834794               14.865              5        850.56       1/1/2006
36835668               13.265              5       1942.58       1/1/2006
36836989                13.49              5       1363.53       1/1/2006
36837276                                           1123.34
36837359                13.99              5        1013.4       1/1/2006
36838019               14.015              5       1779.05       1/1/2006
36838746                                           1029.94
36839355                15.24              5        646.99       1/1/2006
36839595               12.855              5       1032.95       1/1/2006
36839983                                           1106.61
36840973                13.99              5       2120.17       1/1/2006
36842433                15.49              5        712.89       1/1/2006
36842714                13.99              5        1894.2       1/1/2006
36842722               14.625              5       1203.25       1/1/2006
36842961                13.74              5       2073.39       1/1/2006
36843449                                           1006.63
36843480                13.74              5       1126.76       1/1/2006
36844298               14.865              5        985.15       1/1/2006
36844561                13.99              5       1103.29       1/1/2006
36844579                14.24              5        1219.2       1/1/2006
36845030                13.74              5       1049.65       1/1/2006
36845766                14.49              5        873.16       1/1/2006
36846731                13.99              5       1183.04       1/1/2006
36846897               13.985              5         877.2       1/1/2006
36847960                13.99              5       1694.81       1/1/2006
36848075               14.715              5       1142.39       1/1/2006
36848166               14.875              5       1268.87       1/1/2006
36849974                13.59              5         829.4       1/1/2006
36850303                                            922.24
36851798                13.74              5       1678.15       1/1/2006
36853018                14.87              5        601.52       1/1/2006
36853455                14.99              5       1898.64       1/1/2006
36853554                14.59              5       2151.43       1/1/2006
36854024                13.49              5       1357.53       1/1/2006
36854065                                           1466.13
36854438                13.99              5        898.91       1/1/2006
36858314                13.09              5        1301.5       1/1/2006
36860823                15.09              5        296.02       1/1/2006
36866721                14.49              5       1277.44       1/1/2006
36867091                14.64              5        545.44       1/1/2006
36867364                14.14              5       1153.79       1/1/2006
36875243                13.99              5        657.98       2/1/2006
36875540                15.24              5       2101.58       1/1/2006
1101001566                  0                      1310.65
1101001751                 10           2.75           650       7/1/2004
1101001797             10.875           2.25        744.17      11/1/2008
1101001862               11.5          2.375        350.63       5/1/2004
1101001939              11.75           2.25       1815.19      11/1/2008
1101001944              10.75           2.25        1437.5      11/1/2008
1101001957             11.875           2.25       1347.36      12/1/2008
1101001996                  0                       1617.9
1101002009              13.35           7.35        551.18      12/1/2005
1101002015                  0                      1950.49
1101002054                  0                      1595.56
1101002061              11.75           2.75        785.83       2/1/2006
1102000515              11.75           2.25       1870.31      11/1/2008
1102000554             11.875           2.25        814.69      12/1/2008
1102000568             10.875           2.25        915.52      12/1/2008
1102000574                  0                      2069.33
1102000577                  0                       304.59
1102000587             11.375           2.25       1009.38      12/1/2008
1102000621             10.875           2.75        572.81       7/1/2004
1102000622             10.625           2.25        951.98       8/1/2004
1102000666             12.875          2.375       1392.19       2/1/2006
1104000051                  0                       281.26
1104000131             11.875           2.25        353.23      11/1/2008
1104000142                  0                       518.01
1104000172              11.75           2.75       1284.17       6/1/2004
1104000184              11.25           2.75        563.94       8/1/2004
1104000203                 10           2.25          1250       2/1/2009
1104000219             10.625              2       1452.74       8/1/2004
1104000237                  0                       427.92
1104000240               12.5          2.375        511.98       2/1/2006
1104000284               12.5          2.375        866.67       8/1/2004
1104000285               12.5          2.375        866.67       8/1/2004
1105000567             10.875           2.25        679.68      11/1/2008
1105000605                  0                      2108.22
1105000639                  0                       2008.3
1105000706             11.875           2.25        544.27      10/1/2008
1105000707                  0                       874.42
1105000724                  0                      1398.44
1105000764              13.25           7.25       1637.23      12/1/2005
1105000779             11.625           2.25       1642.17      12/1/2008
1105000792              11.75           2.25       1021.55      11/1/2008
1105000827              14.95           8.95        1321.7      12/1/2005
1105000859                  0                      2928.11
1105000860              13.99           7.99       2639.05      12/1/2005
1105000866              14.35           8.35        864.48      12/1/2005
1105000869              12.45           6.45       2137.87      12/1/2005
1105000896              11.25           2.75       2640.31       8/1/2004
1105000900              12.99           6.99       2392.68       1/1/2006
1105000910             12.875           2.75       1203.13       2/1/2006
1105000914             10.625           2.25       1738.49       1/1/2009
1105100066                  0                      1253.73
1105100297              14.95           8.95       1413.02       8/1/2005
1105100318               12.7            6.7       1096.98       9/1/2005
1105100376              13.65           7.65       1128.13       9/1/2005
1105100412               11.9            5.9        664.32       9/1/2005
1105100456               13.1            7.1       1276.87      12/1/2005
1105100473                 12           2.25       1112.39       1/1/2009
1105100486               14.2            8.2       1615.15       9/1/2005
1105100509              14.25           8.25       2069.74      10/1/2005
1105100616              11.75           2.25       1355.58      10/1/2008
1105100666              12.95           6.95        469.04       1/1/2006
1105100675               15.6            9.6       1526.69      12/1/2005
1105100753               13.3            7.3        1919.6      12/1/2005
1105100791              11.75           2.25        877.12      10/1/2008
1105100824                  0                      1001.48
1105100860              13.25           7.25        873.19      12/1/2005
1105100877               13.1            7.1        451.61      12/1/2005
1105100917             11.375           2.25       1821.71      11/1/2008
1105100922              14.05           8.05        829.41       1/1/2006
1105100959                  0                      1007.35
1105100973               14.1            8.1        811.86      12/1/2005
1105100984              11.25           2.25       2148.86      11/1/2008
1105100989              14.25           8.25         920.3       1/1/2006
1105101000              12.99           6.99        1807.8       2/1/2006
1105101003               11.7            5.7        1160.8       1/1/2006
1105101016               12.5            6.5       2434.73       1/1/2006
1105101017               11.5           2.25        707.92      11/1/2008
1105101020              11.75           2.25        952.15      11/1/2008
1105101021             11.125           2.25       1485.61      11/1/2008
1105101032               13.5            7.5       1700.98      12/1/2005
1105101041               11.5           2.25       1093.48      11/1/2008
1105101062              13.45           7.45        732.68      12/1/2005
1105101064                 12           2.25        7917.1       1/1/2009
1105101074                  0                       828.16
1105101094               12.9            6.9       1804.57      12/1/2005
1105101109              13.99           7.99       1253.55      12/1/2005
1105101122              13.95           7.95        876.34      12/1/2005
1105101129             10.875           2.25           769      11/1/2008
1105101180              13.45           7.45        852.35      12/1/2005
1105101201              13.45           7.45       1418.83      12/1/2005
1105101207               15.3            9.3       1578.65       1/1/2006
1105101215              14.65           8.65       1424.27       1/1/2006
1105101225               14.6            8.6       2328.04      12/1/2005
1105101230               13.7            7.7       2851.85      12/1/2005
1105101233               12.7            6.7       2016.82      12/1/2005
1105101236              13.35           7.35       1653.54      12/1/2005
1105101257               13.7            7.7        855.56      12/1/2005
1105101258               13.7            7.7       2210.18      12/1/2005
1105101259                  0                       498.52
1105101268               13.3            7.3        2005.3      12/1/2005
1105101276               12.5            6.5       1485.36      12/1/2005
1105101277               13.7            7.7        866.96      12/1/2005
1105101282              12.95           6.95       2565.72      12/1/2005
1105101286               12.9            6.9       1172.31      12/1/2005
1105101289              13.25           2.25       2854.82       1/1/2009
1105101294              13.99           7.99       1022.63      12/1/2005
1105101302               12.9            6.9        931.92      12/1/2005
1105101303               14.7            8.7        783.14      12/1/2005
1105101304              13.45           7.45        1506.4      12/1/2005
1105101305              14.45           8.45       1859.86      12/1/2005
1105101319              13.35           7.35       1998.02      12/1/2005
1105101346              14.05           8.05       1957.41      12/1/2005
1105101347              12.95           6.95       1941.17      12/1/2005
1105101353              12.15           6.15       1949.54      12/1/2005
1105101355               13.1            7.1       2372.28      12/1/2005
1105101357              13.95           7.95        657.26      12/1/2005
1105101359              13.45           7.45       1447.26      12/1/2005
1105101365              13.35           7.35       1651.47      12/1/2005
1105101366               14.8            8.8        499.26      12/1/2005
1105101371               13.5            7.5       1610.65      12/1/2005
1105101373              14.05           8.05       2123.29      12/1/2005
1105101374               12.9            6.9        915.46       1/1/2006
1105101376               16.2           10.2       1160.11      12/1/2005
1105101382             13.825          7.825       2273.05      12/1/2005
1105101384               14.9            8.9       1457.32      12/1/2005
1105101388              13.45           7.45       1391.59      12/1/2005
1105101389              13.65           7.65        904.64      12/1/2005
1105101391              13.65           7.65        940.82      12/1/2005
1105101392              12.45           6.45       1666.28      12/1/2005
1105101395               14.2            8.2         518.2      12/1/2005
1105101398               13.4            7.4       1324.18       1/1/2006
1105101404              13.45           7.45       1408.29      12/1/2005
1105101405               12.1            6.1       1272.59      12/1/2005
1105101409             11.625           2.25       1989.13      12/1/2008
1105101410              13.45           7.45       1461.17      12/1/2005
1105101413              12.65           6.65        754.96      12/1/2005
1105101415              11.95           5.95       1520.67      12/1/2005
1105101418             14.575          8.575        503.26       1/1/2006
1105101424              13.15           7.15       1496.71       2/1/2006
1105101425              13.95           7.95        1250.8      12/1/2005
1105101426              13.45           7.45       1530.75      12/1/2005
1105101427               12.6            6.6       1014.83      12/1/2005
1105101431              13.25           7.25       2455.84       1/1/2006
1105101434               14.7            8.7       2607.83      12/1/2005
1105101445                 13           2.25       1802.13       2/1/2009
1105101450               12.3            6.3       1671.23       1/1/2006
1105101460             11.875           2.75       3014.48       6/1/2004
1105101470                  0                       577.26
1105101478               14.5            8.5        802.78       1/1/2006
1105101479               14.7            8.7         761.2       1/1/2006
1105101482              14.15           8.15        967.53       1/1/2006
1105101484                  0                      3115.34
1105101489              14.45           8.45       1348.97      12/1/2005
1105101491               14.2            8.2        1268.2      12/1/2005
1105101493               13.8            7.8        589.57       1/1/2006
1105101498                  0                      2392.32
1105101507                  0                      2490.97
1105101509               14.7            8.7       2519.73       1/1/2006
1105101518              13.65           7.65       2832.39       1/1/2006
1105101527              15.75           9.75       1409.02      12/1/2005
1105101538              13.95           7.95        792.36       2/1/2006
1105101542              12.95           6.95       1805.14       1/1/2006
1105101546              12.99           6.99       2052.05       1/1/2006
1105101547               12.4            6.4       1691.06       1/1/2006
1105101551               13.7            7.7           770       1/1/2006
1105101565             13.675          7.675       3091.74       1/1/2006
1105101572              13.05           7.05       1275.82       1/1/2006
1105101581               13.5            7.5       1016.31       1/1/2006
1105101585               12.4            6.4       1276.04       1/1/2006
1105101590              12.95           6.95        699.02       1/1/2006
1105101600                  0                       395.86
1105101601                  0                       395.86
1105101605                  0                       521.47
1105101617               14.2            8.2        957.13       1/1/2006
1105101620                  0                        612.3
1105101625               12.9            6.9        982.64       2/1/2006
1105101630             13.125           2.25       1975.05       2/1/2009
1105101642              14.45           8.45        857.22       1/1/2006
1105101644              14.05           8.05        842.69       1/1/2006
1105101659                  0                      1121.44
1105101665              12.35           7.35        617.32       1/1/2007
1105101669               13.5           2.25        615.14       1/1/2009
1105101675               13.9            7.9        415.74       2/1/2006
1105101678              13.45           7.45       1920.39       2/1/2006
1105101681               12.9            6.9       1527.96       1/1/2006
1105101686              13.95           7.95        728.46       1/1/2006
1105101693              12.65           6.65       1296.77       2/1/2006
1105101699               11.9            5.9       1186.28       1/1/2006
1105101704                  0                       518.88
1105101707              12.15           6.15       1705.84       1/1/2006
1105101741                  0                      1042.57
1105101742              12.85           6.85        477.03       2/1/2006
1105101771                  0                       338.07
1105101865              13.25           7.25        976.85       2/1/2006
1106000061                  0                      3463.51
1106000160               10.5          2.375          1200       7/1/2004
1106000163             10.375          2.375         962.5       5/1/2004
1106000172                  0                      3189.29
1106000178             10.625           2.25        2857.5      11/1/2008
1108000233             11.625           2.25        512.25      11/1/2008
1111000007                  0                      2177.48
1112000106                  0                      1216.96
1112000117              11.25           2.25       1113.22       1/1/2009
1112000124             11.375          2.375           817       5/1/2004
1112000132               13.1            7.1       1747.96      12/1/2005
1112000152             11.125           2.25        557.79      11/1/2008
1112000157             10.625           2.25       1473.69      11/1/2008
1112000175              12.35           6.35       1213.36      12/1/2005
1112000183              11.85           5.85        997.01       2/1/2006
1113000027               11.5          2.375        873.81       5/1/2004
1113000036                  0                      2623.08
1113000038             11.625           2.25        1464.4      11/1/2008
1113000043              10.75          2.375       2968.75       8/1/2004
1113000052                  0                       2881.4
1301001107                  0                      2533.18
1301001146                  0                       469.85
1301001190             14.925          8.925       1120.93       1/1/2006
1301001199               11.5           2.25         669.5       2/1/2007
1301001204               12.5          2.375        576.33       7/1/2004
1301001207             11.125           2.25       1531.18       1/1/2009
1301001209             11.875           2.75       1285.16       8/1/2004
1301001210               12.5           2.75       1595.21       8/1/2004
1301001216                 12           2.25        536.67       2/1/2007
1301001220             12.125           2.75       1143.33       2/1/2006
1302001094              11.75           2.25       1608.52      12/1/2008
1302001165             11.875           2.25        736.42      11/1/2008
1302001183             11.375           2.25        578.95      12/1/2008
1302001190              11.75           2.25        517.58      12/1/2008
1302001198                  0                        620.9
1302001199              12.25           2.25        746.31      12/1/2006
1302001210               11.5           2.25        649.57       1/1/2009
1302001211             11.375           2.75        970.19       8/1/2004
1302001214             11.875           2.25        350.91       1/1/2007
1303000759               10.5           2.25           638       1/1/2009
1303000980              10.75           2.25       2347.92      12/1/2008
1303001034             12.375           2.25        957.52       9/1/2008
1303001084              10.75           2.75        835.21       6/1/2004
1303001122              10.75           2.25        1032.6      12/1/2008
1303001141                 12           2.25       5322.42      11/1/2008
1303001157              13.35           7.35        367.23       1/1/2006
1303001158               11.5           2.25       1206.29      12/1/2008
1303001159             12.375           2.25       2605.83       1/1/2009
1303001161               12.5          2.375       1278.33       6/1/2004
1303001164               13.8            7.8       1531.89       1/1/2006
1303001168               11.5           2.75       1008.33       6/1/2004
1303001180                 12          2.375        369.75       7/1/2004
1303001184               11.5          2.375          1815       7/1/2004
1303001188                 12           2.75          1120       7/1/2004
1303001220              11.25           2.75        540.31       8/1/2004
1303001235               11.5           2.25        2016.3       2/1/2007
1304003078              9.875          2.375        376.91       5/1/2004
1304003109                  0                      2547.67
1304003287              11.25           2.75       2183.34       6/1/2004
1304003338              11.75           2.25        874.96      12/1/2008
1304003493                 11          2.375        823.33       5/1/2004
1304003519               11.5          2.375        825.99       5/1/2004
1304003538             11.375           2.75        597.07       5/1/2004
1304003566             10.875           2.25        734.37      11/1/2008
1304003617                 11           2.25        876.57       2/1/2009
1304003625               11.5          2.375        444.13       5/1/2004
1304003626                  0                       790.15
1304003633              11.75           2.25        745.56      12/1/2008
1304003646               11.5          2.375        461.54       5/1/2004
1304003654                  0                       527.62
1304003657             10.625           2.25        866.25       2/1/2009
1304003662               11.5          2.375        783.75       5/1/2004
1304003685              10.75           2.25        700.29      11/1/2008
1304003692                 11          2.375        831.25       5/1/2004
1304003711              11.25           2.75        590.63       6/1/2004
1304003719             11.875           2.25        671.71      12/1/2008
1304003745             10.875           2.75        478.16       7/1/2004
1304003761                 11           2.75          1988      12/1/2008
1304003784              10.75           2.75        791.31       7/1/2004
1304003787               11.5           2.25         922.4      12/1/2008
1304003804              10.25           2.75        782.71       7/1/2004
1304003808              11.25           2.25        1062.5       1/1/2009
1304003823               11.5           2.25        672.52       1/1/2009
1304003834             10.625          2.375        641.33       7/1/2004
1304003852             12.875          2.375       1469.71       1/1/2006
1304003868              11.25           2.75       2027.81       7/1/2004
1304003882              11.25           2.75        581.88       7/1/2004
1304003883               12.8            6.8        531.98       1/1/2006
1304003892              12.95           6.95       2314.17       1/1/2006
1304003900                  0                       504.14
1304003930               10.5           2.25        454.67       2/1/2009
1304003941              11.25           2.75         542.5       7/1/2004
1304003943                  0                       583.74
1304003950                  0                       597.89
1304003961                  0                       511.98
1304003963              12.25           2.75        466.41       2/1/2006
1304003972             10.375           2.75        520.67       8/1/2004
1304003987              11.25          2.375        559.13       8/1/2004
1304003990                 11           2.75        983.33       8/1/2004
1304004034              10.75          2.375        637.77       8/1/2004
1308000957                  0                       739.08
1308000960                  0                       757.83
1308001146                  0                       616.33
1308001235             11.875           2.25        868.79       9/1/2008
1308001411                  0                       697.24
1308001416                  0                       697.24
1308001493              11.25           2.25        564.32      11/1/2008
1308001494                  0                       765.35
1308001609                  0                      1094.36
1308001621               10.5           2.25        683.83       1/1/2009
1308001625              11.25          2.375           770       6/1/2004
1308001652             10.625           2.25        696.75       1/1/2009
1308001655             10.625           2.25        725.63       1/1/2009
1308001656             11.125           2.25        537.47       1/1/2009
1308001691               10.5           2.25        941.88       1/1/2009
1308001694              10.75           2.75        334.44       2/1/2006
1308001698                 11           2.75        616.67       8/1/2004
1308001701             12.125           2.25        417.41       2/1/2009
1308001726             11.125           2.25        782.42       7/1/2004
1308001796                  0                       531.95
1308001812              11.25           2.75         437.5       8/1/2004
1308001826              10.75           2.75        819.77       2/1/2006
1309002238             10.125          2.375        733.22       7/1/2004
1309002732              10.75           2.75        749.53       2/1/2006
1309002742                  0                       909.84
1309002766              12.25           2.25        543.84      12/1/2008
1309002804             11.875           2.25        660.74      11/1/2008
1309002869              11.25           2.25       1162.27      10/1/2008
1309002877                  0                      2128.59
1309002900             11.625           2.25        566.44      11/1/2008
1309002906             11.625           2.25        734.27      10/1/2008
1309002921                 11           2.25           620      11/1/2008
1309002960             11.875           2.25        781.68      11/1/2008
1309002999             10.875           2.25       2095.42      11/1/2008
1309003025               10.5           2.25        424.97      11/1/2008
1309003035                  0                      3813.15
1309003036               10.5           2.75        498.02       8/1/2004
1309003037             10.625           2.25        958.47      11/1/2008
1309003066                  0                      1034.84
1309003071             11.625           2.25       1899.17      11/1/2008
1309003117             11.875           2.25        476.27      12/1/2008
1309003118             11.875           2.25       1142.68       1/1/2009
1309003138                  0                      4052.32
1309003171             11.375           2.25        578.85      12/1/2008
1309003174                 11           2.25       1002.45      11/1/2008
1309003186                  0                      1387.24
1309003232             10.375           2.25        609.17      12/1/2008
1309003243               11.5           2.25       1133.93      12/1/2008
1309003251              10.25           2.75        1142.9       6/1/2004
1309003257              11.25           2.25        822.08      12/1/2008
1309003273             10.375          2.375        714.58       7/1/2004
1309003315                 11           2.75        833.33       7/1/2004
1309003320             11.375           2.25        827.92       1/1/2009
1309003321             10.875           2.25        716.36       1/1/2009
1309003331              11.25           2.75        901.91       7/1/2004
1309003334                 11           2.25           426       1/1/2009
1309003353              10.75           2.75        979.69       7/1/2004
1309003367             11.625           2.25        875.88       1/1/2009
1309003369             12.125           2.25         622.3       2/1/2011
1309003380                  0                       379.25
1309003408             11.375           2.25        892.08       1/1/2009
1309003414                 11           2.25        569.58       1/1/2009
1309003416                  0                       770.46
1309003425              13.75           2.75         638.7       1/1/2006
1309003428             10.625           2.75           900       1/1/2009
1309003437                 11           2.25       1103.18       1/1/2007
1309003471               10.5           2.25       1378.67       2/1/2007
1309003482             10.875           2.75       1381.25       8/1/2004
1309003483             11.875           2.25        630.81       1/1/2007
1309003489                  0                       711.65
1309003523                  0                       545.75
1309003526               10.5           2.75        672.46       8/1/2004
1309003532             11.625           2.25        901.58       2/1/2007
1309003537                  0                       623.87
1309003541              11.25           2.75       1003.63       8/1/2004
1309003552              11.25           2.75        262.15       8/1/2004
1309003572                  0                      1417.43
1310001997              11.25           2.25       1063.31       6/1/2008
1310002272              9.375           2.25        714.58       6/1/2006
1310002308                  0                      3569.07
1310002566               11.5           2.25        656.91       9/1/2008
1310002599               10.5           2.25        492.02       1/1/2009
1310002747                 11           2.25         750.5       8/1/2008
1310002796             10.625           2.25        498.98      12/1/2008
1310002817                  0                      1044.52
1310002847               11.5           2.25        755.92       8/1/2008
1310002848               11.5           2.25        954.74      12/1/2008
1310002951             10.875           2.25        681.99      12/1/2008
1310003065               11.5          2.375        744.33       5/1/2004
1310003169                  0                       895.65
1310003237                  0                      3002.79
1310003269               11.5          2.375           825       5/1/2004
1310003274               11.5          2.375        827.29       5/1/2004
1310003323             10.875           2.75        811.69       7/1/2004
1310003327                 12           2.25        946.46      11/1/2008
1310003330               10.5           2.25         830.5      11/1/2008
1310003340                  0                      1310.37
1310003370               11.5          2.375        608.21       7/1/2004
1310003375             11.875           2.25        682.75      11/1/2008
1310003376               11.5          2.375        424.88       5/1/2004
1310003378             11.875           2.25        374.45      11/1/2008
1310003384               11.5           2.25        881.18      11/1/2008
1310003393               11.5          2.375           638       5/1/2004
1310003395               11.5          2.375          1980       5/1/2004
1310003397                 12           2.25           693      11/1/2008
1310003398                  0                      3493.68
1310003400                 12           2.25        539.58      11/1/2008
1310003404                 11           2.75        838.33       7/1/2004
1310003409             10.625           2.75        610.11       7/1/2004
1310003412               11.5          2.375        311.67       5/1/2004
1310003414               11.5          2.375       1193.96       5/1/2004
1310003415             10.625           2.25        908.91      12/1/2008
1310003428                  0                       891.53
1310003440             11.125           2.25        786.81       2/1/2009
1310003445              11.75           2.25        625.16      11/1/2008
1310003449              11.25           2.75        257.91       7/1/2004
1310003475                  0                      2518.11
1310003481             10.875          2.375        605.31       6/1/2004
1310003496                  0                      1479.29
1310003499             10.875           2.25        718.46       1/1/2009
1310003507                 12           2.25        530.92      11/1/2008
1310003508             10.875           2.25       1723.33      11/1/2008
1310003547               11.5           2.75        477.81       6/1/2004
1310003551               11.5           2.75        477.81       6/1/2004
1310003553               11.5          2.375        881.28       6/1/2004
1310003560             10.875           2.25        466.08      12/1/2008
1310003563                 11           2.75        606.25       7/1/2004
1310003564              11.75           2.25           846      11/1/2008
1310003566               11.5           2.25        887.19      12/1/2008
1310003568              12.75           2.75        531.56       6/1/2004
1310003580              11.25          2.375           196       6/1/2004
1310003593               11.5           2.75           836       6/1/2004
1310003623             11.375           2.25        494.06      12/1/2008
1310003631               12.5          2.375           650       6/1/2004
1310003649             10.875           2.25        513.82       1/1/2009
1310003658                 12           2.25        802.67      12/1/2008
1310003659                 11           2.25         879.5      12/1/2006
1310003679               11.5           2.25        1241.5      12/1/2008
1310003681                  0                      5707.67
1310003720              12.75           2.25       1850.63       2/1/2011
1310003722              11.25           2.75        488.36       7/1/2004
1310003743             10.875          2.875        6090.3       8/1/2004
1310003745                 11           2.25        576.75       1/1/2009
1310003757               11.5          2.375        551.38       2/1/2006
1310003758             10.875           2.75        735.31       8/1/2004
1310003761              11.25          2.375         612.5       7/1/2004
1310003766              11.25          2.375        425.25       7/1/2004
1310003769              10.75           2.75       1203.02       7/1/2004
1310003770              11.25          2.375        425.25       7/1/2004
1310003771             12.625           2.25       1170.12       1/1/2007
1310003772              11.25          2.375        401.63       7/1/2004
1310003788                 11          2.375         387.5       7/1/2004
1310003789                 11          2.375           375       7/1/2004
1310003794              11.25           2.75           343       7/1/2004
1310003800                  0                       600.36
1310003803             11.875           2.75       1047.85       7/1/2004
1310003807              11.25           2.75        385.88       7/1/2004
1310003810              11.25           2.75        385.88       7/1/2004
1310003811              11.25           2.75        385.88       7/1/2004
1310003815              11.25           2.75        385.88       7/1/2004
1310003816              11.25           2.75        385.88       7/1/2004
1310003824                  0                       414.41
1310003827             10.875           2.75        540.52       7/1/2004
1310003830                 11          2.375        386.67       7/1/2004
1310003834             10.875           2.75       1056.25       8/1/2004
1310003837              11.25          2.375        385.88       7/1/2004
1310003838              11.25          2.375           343       7/1/2004
1310003870             10.875           2.75        400.16       8/1/2004
1310003872             11.625           2.25       1356.47       1/1/2007
1310003877              11.25           2.75        735.66       7/1/2004
1310003881                 12           2.25        647.21       1/1/2009
1310003885                 12           2.25         621.5       1/1/2009
1310003886                  0                       673.78
1310003900             10.625           2.25         667.5       1/1/2007
1310003908             11.375           2.75        812.74       7/1/2004
1310003911              10.75           2.75        602.85       7/1/2004
1310003921              11.25           2.25         763.8       1/1/2009
1310003924             10.625           2.75        493.33       7/1/2004
1310003928                 11           2.25           732       1/1/2009
1310003955             11.875           2.75        419.71       2/1/2006
1310003965               11.5           2.25        967.64       2/1/2007
1310003967                  0                       995.31
1310003968              11.75           2.75        646.44       8/1/2004
1310003984                  0                      1650.15
1310003988              11.25          2.375        432.16       8/1/2004
1310003990               10.5           2.75        408.75       8/1/2004
1310003992               12.5           2.75        668.44       2/1/2006
1310003993              11.25           2.75        386.53       8/1/2004
1310003994                  0                      1650.15
1310003996                  0                      1650.15
1310003998                  0                      1650.15
1310004000              11.25           2.75        386.53       8/1/2004
1310004001              11.25           2.75        386.53       8/1/2004
1310004002              11.25          2.375        386.53       8/1/2004
1310004004             10.875           2.75       2772.25       2/1/2006
1310004016               11.5           2.75        678.33       2/1/2006
1310004034               11.5           2.75        699.65       2/1/2006
1310004045              11.25           2.75        385.88       8/1/2004
1310004046              11.25           2.75        385.88       8/1/2004
1310004048              11.25           2.75        385.88       8/1/2004
1310004050              11.25           2.75        385.88       8/1/2004
1310004062                  0                      1048.11
1310004063                 12           2.25       1035.74       2/1/2009
1310004080              11.75           2.75        466.13       2/1/2006
1310004088             11.625           2.75        832.73       2/1/2006
1310004098               10.5           2.75       1759.63       2/1/2007
1310100580                 12           2.75        603.94       2/1/2006
1310100595              12.25           2.25        903.83       2/1/2009
1311001944              10.75           2.25        874.96       1/1/2009
1311001970              11.75           2.25        486.28      11/1/2008
1311002070                  0                       735.94
1311002085             10.375           2.25        517.79      12/1/2008
1311002096               11.5          2.375        675.13       5/1/2004
1311002103              13.85           7.85       1195.66      12/1/2005
1311002105              11.75           2.25        561.09      11/1/2008
1311002106               11.5          2.375        980.83       6/1/2004
1311002109               11.5          2.375        980.83       6/1/2004
1311002113             11.625           2.25        928.33      12/1/2008
1311002131              11.75           2.25        1078.3      11/1/2008
1311002132                  0                      1082.38
1311002165               10.5           2.25        549.54      12/1/2008
1311002171             11.875           2.25        538.83       1/1/2009
1311002174              11.75           2.25        332.09      12/1/2008
1311002181                 11           2.25           690       1/1/2009
1311002189               11.5           2.25        719.93       1/1/2007
1311002198             11.125           2.25        826.36       1/1/2009
1311002199              12.25           2.25        911.45      12/1/2006
1311002233              11.25            2.5        900.52       1/1/2007
1311002246             10.875           2.25        873.44       7/1/2004
1311002251             10.375           2.25        782.96       1/1/2009
1311002262             11.125           2.25        753.44       2/1/2009
1311002290              11.25           2.75        354.38       8/1/2004
1311002303             10.875           2.75        995.31       2/1/2006
1311002311              11.75           2.25       1561.82       2/1/2009
1312001122                  0                      7024.29
1312001241                 11           2.75        858.41       6/1/2004
1312001313              10.75           2.25        781.62      11/1/2008
1312001417                  0                      2950.09
1312001418               11.5          2.375           759       5/1/2004
1312001427                 11           2.25           822      11/1/2008
1312001460                  0                      5209.13
1312001470              11.25           2.25       3385.42      12/1/2008
1312001500             11.875           2.25        835.31      12/1/2008
1312001512                  0                      1135.21
1312001515              13.35           7.35       1590.15       1/1/2006
1312001521                  0                        987.1
1312001554              11.25           2.75       1880.81       7/1/2004
1312001571              11.25           2.75          1925       8/1/2004
1312001594             12.625           2.75        917.84       2/1/2006
1312001600             11.125           2.25        678.34       1/1/2007
1312001605                 11           2.75          6000       8/1/2004
1312001606                 11           2.25         818.5       1/1/2009
1312001617              11.25           2.75        1382.5       8/1/2004
1312001622              11.25           2.25       1073.57       2/1/2009
1312001625              11.25           2.75       6409.38       8/1/2004
1312001634                 11           2.25           680       2/1/2009
1312001637                 11           2.25           680       2/1/2009
1313000212             10.375           2.25       1026.62      12/1/2008
1313000426             10.875          2.375        706.88       6/1/2004
1313000541             12.375           2.75        701.85       8/1/2006
1313000556               11.5           2.75        944.85       6/1/2004
1313000673                  0                       935.18
1313000674               11.5          2.375       2697.48       5/1/2004
1313000688                  0                       758.48
1313000690                  0                       586.56
1313000692                  0                       591.62
1313000695                  0                       971.09
1313000714                  0                      1147.43
1313000737             11.375          2.375        465.39       5/1/2004
1313000741               11.5          2.375       1053.71       5/1/2004
1313000742             11.375           2.25        449.44      11/1/2006
1313000778                  0                      1636.17
1313000805             11.625           2.75        378.96       6/1/2004
1313000807                  0                       306.14
1313000819             10.375          2.375       1454.69       6/1/2004
1313000823              11.75          2.375        546.25       7/1/2004
1313000826             11.125           2.25        1132.1       1/1/2009
1313000838             12.875           2.75        535.29       6/1/2004
1313000872                  0                      1441.99
1313000875              11.25           2.75        652.09       7/1/2004
1313000878              11.25           2.75        523.91       7/1/2004
1313000898               11.5           2.25          1300       1/1/2009
1313000906                  0                       665.41
1313000915                 11           2.25          1805       1/1/2007
1313000925              11.25          2.375        734.47       8/1/2004
1313000930              11.25           2.75        885.28       8/1/2004
1313000968             10.375           2.75        940.62       8/1/2004
1313000974               10.5           2.75           570       2/1/2006
1313000975                  0                      1160.02
1313000984               11.5           2.75        372.17       2/1/2006
1313001002             10.375           2.25        665.25       2/1/2009
1315000008                  0                      3166.12
1315000160                  0                       2506.4
1315000380                  0                       1534.9
1315000405               12.5              0       1390.55      10/1/2005
1315000457             10.875          2.375        406.25       4/1/2004
1315000465              10.25           2.25        728.88      11/1/2006
1315000484               10.5           2.25        741.35      11/1/2008
1315000504               10.5           2.25           715      12/1/2008
1315000512              10.75           2.25        1529.5      11/1/2008
1315000516             10.625           2.25         787.5      12/1/2008
1315000530             11.375           2.25         888.4      11/1/2008
1315000534             11.125           2.25        751.08      11/1/2008
1315000536                  0                      2625.54
1315000540              11.25          2.375        637.88       6/1/2004
1315000550               11.5           2.75       9166.67       7/1/2004
1315000552              10.75           2.25          2507      12/1/2008
1315000554                 11           2.25           948      12/1/2008
1315000556             10.375           2.25        837.38      12/1/2008
1315000567                  0                      1414.94
1315000583                 12           2.25         402.5      12/1/2008
1315000587                  0                       870.18
1315000588             10.125           2.25        590.66       1/1/2007
1315000593             10.375           2.25        627.98       1/1/2009
1315000594                 12           2.25       1401.75      12/1/2008
1315000595                 12           2.25       1401.75      12/1/2008
1315000640              11.25           2.75        893.59       8/1/2004
1315000641              11.25           2.75       1085.88       7/1/2004
1315000650             10.875           2.75       1329.25       7/1/2004
1315000664             11.375           2.75       1116.66       7/1/2004
1315000686                  0                      2543.61
1315000711             10.375           2.25       1724.26       2/1/2007
1316000075             11.625           2.25        414.06      11/1/2006
1316000101               10.5           2.25         577.5      11/1/2008
1316000113               10.5           2.25        567.79      11/1/2008
1316000131             11.125           2.25        656.22      12/1/2008
1316000152             10.625           2.75        1244.9       7/1/2004
1316000156                  0                       684.33
1316000165                  0                       910.14
1316000202             12.125           2.75        591.57       2/1/2006
1317000011                  0                       545.31
1317000013               10.5           2.25        487.44      11/1/2008
1319000001                 11           2.75        833.33       7/1/2004
1319000002             11.125           2.75        871.25       8/1/2004
1321000001              11.25           2.25        646.51      11/1/2008
1321000005                  0                       418.99
1321000010             12.375           2.75       1337.42       2/1/2006
1501103507                  0                      3164.73
1501103528                  0                       511.49
1501103576                  0                      2859.51
1501104290             11.375           2.25         501.5      11/1/2008
1501105050                  0                      3177.63
1501105434                  0                      2759.07
1501105581                  0                      3247.67
1501105594                 12           2.25        299.39      11/1/2008
1501105717                  0                        447.5
1501105787                  0                      1119.52
1501105799                  0                       384.46
1501105808                  0                        430.6
1501105861                  0                      2839.39
1501105897             11.875           2.25        655.29      12/1/2008
1501105952                  0                      2582.87
1501106046                  0                       309.97
1501106050                  0                       1699.1
1501106082                 12           2.25        290.94       1/1/2009
1501106101                 11           2.25        959.28      12/1/2008
1501106110               11.7            5.7        1439.4       1/1/2006
1501106139                  0                       895.11
1501106175                  0                       909.87
1501106243                  0                       827.69
1501106314             11.375           2.75        597.97       7/1/2004
1501106315             11.375           2.75        597.97       7/1/2004
1501106340                  0                       615.83
1501106371                  0                        533.4
1501106403                  0                       463.77
1501106416                  0                      1015.42
1501106538              10.75           2.75       3249.86       2/1/2006
1501106551             10.875           2.25        387.75       2/1/2009
1501106553             10.625           2.75       1011.33       8/1/2004
1501106580                  0                       733.01
1501106615                  0                       477.52
1501106619              10.75           2.75        585.83       8/1/2004
1501106624               11.5           2.75           385       8/1/2004
1501106628              11.75           2.25       1004.06       2/1/2009
1501106636              11.25           2.75        730.63       8/1/2004
1501106649                  0                      1624.34
1501106652              11.25           2.75        494.81       8/1/2004
1501106664               12.5           2.75       2681.25       8/1/2004
1501106667             10.875           2.75        369.02       8/1/2004
1501106720             11.125           2.75       1636.58       8/1/2004
1501106763                  0                       745.84
1501106790               11.5           2.25        870.04       2/1/2007
1701101581               10.5          2.375       3532.72       6/1/2008
1701101725                  0                      3436.46
1701101857                  0                      2762.48
1701102047                  0                      2424.75
1701102154               11.5           2.75       3941.67       7/1/2005
1701102187              9.625          2.375       3020.83       8/1/2005
1701102207             11.875          2.375        2053.8      11/1/2010
1701102241                  0                      2782.86
1701102610                  0                      5915.38
1701102664              11.75          2.375        796.61       3/1/2004
1701102721                  0                       2614.6
1701102807               10.5           2.75          1125      10/1/2005
1701102831                  0                      1137.67
1701102854              10.75           2.75       1316.15      11/1/2005
1701102865                 12          2.375          1425       5/1/2004
1701102867             10.875           2.75       2055.63      11/1/2005
1701102872              10.75           2.75       1113.72       9/1/2005
1701102908              11.25           2.75       2688.13      11/1/2005
1701102936               11.5           2.75        755.16      11/1/2005
1701102937               11.5           2.75       1004.99      11/1/2005
1701102938                  0                      1516.97
1701102963             12.125           2.75       4433.13      11/1/2005
1701102967                 12           2.75       4999.75      10/1/2005
1701102970                  0                       1668.6
1701102972                  0                       663.68
1701102980             10.875          2.375          1880      11/1/2008
1701102987              11.25           2.75       1049.56      10/1/2005
1701102989                  0                      4657.12
1701103007              11.25           2.75       1105.79      11/1/2005
1701103014             11.125          2.375       1776.25      11/1/2008
1701103043                  0                       496.43
1701103046              10.75           2.75        620.77      10/1/2005
1701103055             10.875          2.375       2910.08      12/1/2008
1701103057                 11           2.75        993.13      10/1/2005
1701103062                  0                      1597.16
1701103063                 11           2.75        802.08      11/1/2005
1701103067             11.125          2.375       1143.33      12/1/2008
1701103068                 12           2.75       1295.03      11/1/2005
1701103072                  0                      1196.67
1701103076                  0                      3030.77
1701103078                  0                      2853.87
1701103085             10.125           2.75        721.88      11/1/2005
1701103087                  0                       801.67
1701103093             12.125           2.75       3290.76      11/1/2005
1701103102               11.5           2.75        794.34      11/1/2005
1701103109                  0                      1310.25
1701103115               11.5           2.75        992.29      11/1/2005
1701103116                  0                      1834.18
1701103120             10.625           2.75        871.43      11/1/2005
1701103122                  0                      2123.63
1701103123             10.625          2.375       1842.11      11/1/2008
1701103130                  0                      2594.39
1701103145                 11          2.375       1781.25      11/1/2008
1701103151               11.5           2.75       1332.83      11/1/2005
1701103152              10.75          2.375       1015.83      11/1/2008
1701103160                  0                       948.29
1701103175                  0                       780.26
1701103176                  0                      3937.32
1701103177                  0                       778.32
1701103178              10.75          2.375        670.83      11/1/2008
1701103181                  0                      4945.57
1701103201              11.75           2.75       1984.15      11/1/2005
1701103202              11.25           2.75          2023      11/1/2005
1701103211                  0                      1613.59
1701103216                  0                       917.45
1701103217             10.375           2.75        856.28      11/1/2005
1701103221                  0                      2586.02
1701103225             10.875           2.25       1331.67      12/1/2006
1701103226               9.25           2.25       1218.33      11/1/2006
1701103231               11.5           2.75        1349.1      11/1/2005
1701103236                 11          2.375          3240      11/1/2008
1701103238              11.25           2.75        560.44      11/1/2005
1701103239                  0                      2126.64
1701103240             10.125           2.75         852.5      11/1/2005
1701103248                9.5           2.75       2916.67       5/1/2004
1701103254                  0                       704.48
1701103261                  0                        854.7
1701103262             11.875           2.25       1490.68      12/1/2013
1701103263              10.25           2.75        681.77      11/1/2005
1701103269                  0                      1231.44
1701103270                  0                      1037.76
1701103272             10.875          2.375       1126.04      12/1/2008
1701103273               10.5           2.25          3300      11/1/2006
1701103274               9.75           2.25         864.9      11/1/2006
1701103279             11.625          2.375       2060.38      12/1/2008
1701103283             10.625          2.375       1542.76      11/1/2008
1701103285               11.5           2.75          2090      11/1/2005
1701103293              11.25           2.75       3438.31      11/1/2005
1701103297             10.625           2.75       1118.52      11/1/2005
1701103299                  0                       832.33
1701103310                 12           2.75        768.02      12/1/2005
1701103312              9.875          2.375           845      11/1/2008
1701103314              9.875           2.25       1186.25      11/1/2006
1701103316             10.375          2.375        982.28      11/1/2008
1701103318              11.75           2.75       1470.61      11/1/2005
1701103322             10.875           2.75           494      12/1/2005
1701103325                  0                      1042.91
1701103326             12.125           2.75       1958.98      12/1/2005
1701103347              11.25           2.75        2187.5      12/1/2005
1701103349               10.5          2.375           715      11/1/2008
1701103350              9.875           2.25       1330.88      12/1/2006
1701103352              10.75           2.75       1223.92      12/1/2006
1701103354             11.625           2.75       5641.43      12/1/2005
1701103356             10.375          2.375        651.72      12/1/2008
1701103358              11.25           2.75        917.76      12/1/2005
1701103362             10.375           2.75        387.92      11/1/2005
1701103366              12.25           2.75       5305.99      12/1/2005
1701103367                  0                      1070.19
1701103368              11.75           2.75       1475.28       1/1/2006
1701103371                  0                      1573.85
1701103372             10.125           2.75        974.15      12/1/2005
1701103381             12.125           2.75        1450.6      12/1/2005
1701103383             11.125           2.75         687.6      12/1/2005
1701103385                  0                       490.35
1701103390             10.625          2.375       1450.65      12/1/2008
1701103393              12.25           2.75       2291.67      12/1/2006
1701103395              11.25           2.75       1568.26      12/1/2006
1701103398              10.75           2.25        910.42       1/1/2007
1701103399                  0                       490.35
1701103401               11.5           2.75       1356.67      12/1/2005
1701103404             10.375          2.375        554.37      12/1/2008
1701103407                  0                       479.61
1701103408              9.375           2.25          1750      12/1/2006
1701103409                  0                      1098.38
1701103411             10.875           2.75        1397.5       8/1/2004
1701103416               11.5          2.375       1395.17      12/1/2005
1701103418                  0                      1656.02
1701103419             12.375           2.75        4887.5       1/1/2006
1701103422                  0                       3191.1
1701103424                  0                      1011.81
1701103427                  0                        935.8
1701103428                  0                      4200.44
1701103432                 10          2.375       1604.17      12/1/2008
1701103440                  0                       788.38
1701103445             11.875           2.75        1097.3      12/1/2005
1701103447              11.25           2.25       1545.83      12/1/2006
1701103455               11.5           2.75        818.13      12/1/2005
1701103459                  0                      1461.86
1701103460                  0                      1144.45
1701103461              11.75           2.75        1874.5      12/1/2005
1701103464                  0                      2684.44
1701103467                  0                       421.93
1701103470             11.875           2.75       1100.09      12/1/2005
1701103478                  0                      2594.39
1701103481               10.5           2.75        934.84       2/1/2006
1701103490                  0                      1389.03
1701103496                  0                      2561.38
1701103497                  0                       810.75
1701103498                  0                      2711.61
1701103505                 11          2.375          3250       2/1/2009
1701103514                  0                      1009.78
1701103520              10.75           2.75        1187.5      12/1/2005
1701103534                  0                       809.68
1701103543                  0                       533.41
1701103544             10.875           2.75        763.75      12/1/2008
1701103546               11.5           2.75       1082.81       1/1/2006
1701103550             12.375           2.75        940.84      12/1/2005
1701103552              11.75           2.75       4786.88       1/1/2006
1701103558              11.25           2.75          1085      12/1/2005
1701103561               10.5           2.75        482.63       1/1/2009
1701103562             12.125           2.75       1461.83       1/1/2006
1701103566             12.875           2.75       2737.68       1/1/2006
1701103572                  0                      1077.51
1701103574                  0                      4412.25
1701103579             10.625          2.375        954.38       1/1/2009
1701103582                  0                      2278.15
1701103585               10.5           2.25       2566.67      12/1/2006
1701103586               10.5          2.375        3767.5      12/1/2008
1701103587             10.875           2.25        771.58       1/1/2007
1701103589              12.25           2.75       1851.56       1/1/2006
1701103590              10.75          2.375        2127.5       1/1/2009
1701103594                  0                       986.24
1701103595              11.25           2.75       1439.38       1/1/2006
1701103601             11.375          2.375       2844.85      12/1/2008
1701103603             10.125          2.375        398.41       7/1/2004
1701103605                  0                       257.81
1701103606               10.5          2.375        971.67      12/1/2008
1701103611                  0                      1902.53
1701103613                  0                      1037.76
1701103614              10.75           2.75        823.33       1/1/2006
1701103615                  0                      1141.53
1701103618             10.125           2.25       1166.79       1/1/2007
1701103631              10.75           2.75        1168.5       1/1/2006
1701103638              10.75           2.75        296.87       1/1/2006
1701103639             10.125          2.375        905.42      12/1/2008
1701103644                  0                       956.29
1701103646                  0                      1231.44
1701103648                  0                       923.58
1701103651              10.25           2.75       1148.58       1/1/2007
1701103656               12.5           2.75       1478.75       1/1/2006
1701103658             10.875          2.375       3671.87       1/1/2009
1701103660                  0                       763.49
1701103661              11.75           2.75       2181.17       1/1/2006
1701103663                  0                      4002.17
1701103668               10.5           2.75          1430       1/1/2009
1701103672              10.75           2.75        620.47       1/1/2006
1701103676                  0                      3996.95
1701103678              10.75           2.75       1278.04       1/1/2006
1701103681              11.25           2.75          1295       7/1/2004
1701103682               10.5           2.75        800.63       1/1/2006
1701103688              11.25          2.375        833.33       1/1/2009
1701103696              11.75           2.75       2389.74       1/1/2006
1701103699              10.75           2.75       1250.83       1/1/2006
1701103702                  0                      1718.59
1701103704              10.75           2.25       3028.33       1/1/2007
1701103705               11.5           2.75        886.88       7/1/2004
1701103706             10.875           2.75        986.45       1/1/2006
1701103708             11.625           2.75       4368.75       1/1/2006
1701103710                  0                       831.22
1701103713              11.75           2.75       1496.86       1/1/2006
1701103714                  0                      2141.13
1701103719                  0                      1184.78
1701103721                 11           2.75       3559.38       1/1/2006
1701103728                  0                      2801.95
1701103729             12.125           2.75       2715.42       1/1/2006
1701103736             10.625          2.375       2381.25       1/1/2009
1701103743                  0                      1358.95
1701103746                  0                      2907.52
1701103749                  0                      1215.48
1701103754             10.875          2.375       3759.44       1/1/2006
1701103756              10.75           2.75       1313.77       8/1/2004
1701103760                 11           2.75        833.33       1/1/2006
1701103762              11.25           2.75          1400       1/1/2006
1701103764               10.5           2.75       1384.17       1/1/2009
1701103766              10.25           2.75        533.26       2/1/2006
1701103768               9.75           2.75       1155.83       1/1/2007
1701103772             10.125          2.375         922.5       2/1/2007
1701103774              10.25          2.375        284.38       2/1/2009
1701103779                 10          2.375           950       1/1/2009
1701103780                  0                      3672.32
1701103791                  0                          652
1701103794                  0                      2806.38
1701103795                  0                       752.38
1701103797               10.5          2.375       2725.39       1/1/2007
1701103799                  0                      2166.32
1701103800                 10          2.375           525       1/1/2007
1701103801             10.375          2.375       1248.74       1/1/2009
1701103809               10.5          2.375       3189.54       2/1/2007
1701103811              10.75           2.75        1206.5       1/1/2006
1701103813              10.75           2.75       2572.92       2/1/2006
1701103816              11.25           2.75           875       1/1/2006
1701103822             10.125           2.25       2580.87       1/1/2009
1701103823                  0                       779.84
1701103830              10.75           2.75       1154.65       1/1/2006
1701103831                  0                      1715.46
1701103843              10.75           2.75        659.06       1/1/2006
1701103846               11.5           2.75       4198.33       7/1/2004
1701103847                  0                      3092.37
1701103848                 10           2.75        536.67       7/1/2004
1701103850             11.625           2.75          1800       2/1/2006
1701103851                  0                      4771.81
1701103852                  0                      2455.84
1701103853                  0                      2172.81
1701103854                 10           2.75        816.67       2/1/2007
1701103859                  0                       1774.7
1701103865              10.75           2.75       2423.69       2/1/2006
1701103873                  0                      1091.77
1701103876             10.875           2.75       1364.19       2/1/2006
1701103879              10.75           2.75       1618.17       8/1/2004
1701103884              10.75          2.375       1571.67       1/1/2009
1701103892               11.5           2.75           770       2/1/2006
1701103894               11.5           2.75         885.5       2/1/2006
1701103898              11.25           2.75       1840.56       2/1/2006
1701103899               10.5          2.375        802.08       2/1/2009
1701103900             11.125           2.75       1206.08       2/1/2006
1701103908                  0                      4085.42
1701103915                  0                      2635.52
1701103916                  0                       1639.2
1701103918                  0                      4143.25
1701103920                  0                      1799.43
1701103924              11.75          2.375       1114.54       8/1/2004
1701103926               11.5           2.75         953.1       8/1/2004
1701103928                  0                      2544.85
1701103933              11.25           2.75          1253       2/1/2006
1701103935                  0                      1255.01
1701103941             12.375           2.75        1997.5       2/1/2006
1701103943              11.75           2.75       1030.21       2/1/2006
1701103949                 11           2.75          1950       2/1/2006
1701103956              9.875          2.625       1227.08       8/1/2004
1701103957              11.25           2.75          2625       2/1/2006
1701103960              11.25           2.75          2275       2/1/2006
1701103962             11.625           2.75          1350       2/1/2006
1701103965              10.75           2.75        514.58       2/1/2006
1701103967             10.625           2.75       1230.25       2/1/2006
1701103970                 10          2.375        704.17       2/1/2009
1701103971               11.5           2.75       1021.85       2/1/2006
1701103978             10.875           2.75       1629.97       2/1/2006
1701103982                  0                      2484.46
1701103989             10.875           2.75       1492.97       2/1/2006
1701103994              10.75           2.75       2513.54       8/1/2004
1701104009             10.625           2.75        793.83       2/1/2006
1701104012                 11           2.75        443.33       2/1/2006
1701104016              11.25           2.75        811.74       2/1/2006
1701104018             10.625           2.75       1562.99       2/1/2006
1701104020             10.875           2.75          2275       2/1/2006
1701104032                  0                      1329.95
1701104033              10.25          2.375         962.5       2/1/2007
1701104036                 11           2.75       4471.72       2/1/2006
1701104041               11.5           2.75       2213.75       2/1/2006
1701104049                  0                      2019.56
1701104051              10.75           2.75        834.64       2/1/2006
1701104052                 12           2.75       2108.25       2/1/2006
1701104057              10.75           2.75        965.83       2/1/2006
1701104071               11.5           2.75          1155       2/1/2006
1701104073               11.5           2.75       2544.67       2/1/2006
1701104078                  0                      2077.52
1701104088               11.5           2.75       2236.67       2/1/2006
1701104089                  0                      2913.82
1701104096              10.75           2.75       3128.06       2/1/2006
1701104106              9.875          2.375        858.81       2/1/2007
1701104107                  0                      1330.96
1701104137             10.625          2.375          1350       2/1/2009
1701104140             11.125           2.75       1131.77       2/1/2006
1701104154                9.5          2.375           804       2/1/2007
1701104163              10.25           2.75        1317.5       2/1/2006
1702100082                  0                       738.87
1702100086                  0                       830.81
1702100095                 12           2.75       1438.93      11/1/2005
1702100100              11.75           2.75       1400.58      11/1/2005
1702100101                  0                        853.3
1702100102              11.25           2.75       1546.18      11/1/2005
1702100105               11.5           2.75       1277.53      11/1/2005
1702100111                  0                      2551.63
1702100112                  0                       926.66
1702100115                  0                      1135.58
1702100116                  0                       426.65
1702100117               10.5           2.25        339.54       1/1/2007
1702100118                  0                       437.81
1702100123              12.75           2.75       1139.92       1/1/2006
1702100126                  0                       363.28
1702100127                 11           2.75        369.63       1/1/2007
1702100129                  0                       1547.2
1702100132                  0                       935.47
1702100140                 11           2.75       1293.75       8/1/2004
1702100141              11.75           2.75       1250.63       2/1/2006
1702100142              10.75           2.75           361       2/1/2006
1702100144                 11           2.75       1341.67       8/1/2004
1702100151                 11          2.375           840       2/1/2007
1703100011             10.625          2.375        4687.5      11/1/2006
1703100070                 11           2.75        885.42       1/1/2006
1703100076              11.75           2.75        1120.5      11/1/2008
1703100080              10.75           2.75       1158.58      10/1/2005
1703100083              10.75          2.375        477.73      10/1/2008
1703100090                  0                      2212.24
1703100094                 12           2.75           964      11/1/2005
1703100097             10.375          2.375        819.69      11/1/2008
1703100098             10.125           2.75        240.63      11/1/2005
1703100102                 12           2.75          1220      11/1/2005
1703100104               10.5           2.25        536.25      11/1/2006
1703100113             10.625          2.375       1293.75      11/1/2008
1703100115                  0                      2860.81
1703100117              10.75           2.75         940.1      12/1/2006
1703100121                  0                      1144.33
1703100126              11.25           2.75        643.13      11/1/2005
1703100131              11.25           2.75        842.67      12/1/2006
1703100133               11.5           2.75        648.54      12/1/2006
1703100137             10.125          2.375        1362.4      11/1/2008
1703100139              11.75           2.75        814.58      12/1/2006
1703100149              10.25          2.375         794.5       1/1/2007
1703100151                 11           2.75        452.08      12/1/2005
1703100161               11.5           2.75       2933.33       1/1/2006
1703100162             10.625          2.375       1443.75      12/1/2008
1703100170               11.5          2.375        5562.2       1/1/2009
1703100172             10.875          2.375        739.43       1/1/2009
1703100174             11.125          2.375        755.42       1/1/2009
1703100175             11.625          2.375        970.31       7/1/2004
1703100179              11.75           2.75        546.81       1/1/2006
1703100182                  0                      1142.15
1703100185               10.5           2.75        887.63       7/1/2004
1703100187             12.625           2.75       2135.44       1/1/2006
1703100190                  0                      1414.94
1703100192              11.25           2.75        393.75       1/1/2006
1703100193               10.5           2.75           720       7/1/2004
1703100199               11.5           2.75        930.42       7/1/2004
1703100203               10.5           2.75        954.19       7/1/2004
1703100204              10.75           2.75        691.92       2/1/2006
1703100207                 11           2.75        883.33       1/1/2006
1703100215              10.75          2.375       1006.25       1/1/2007
1703100217             11.625          2.375        469.16       2/1/2011
1703100219              10.25           2.25           350       2/1/2007
1703100220              10.75           2.75        629.37       1/1/2006
1703100221              11.25           2.75        653.63       2/1/2006
1703100222             10.875           2.75          2340       1/1/2006
1703100233              10.75           2.75       2010.83       8/1/2004
1703100238              10.25          2.375         675.5       2/1/2007
1703100244              9.875           2.75        645.83       8/1/2004
1703100247                  0                       603.37
1703100248              10.25          2.375        656.25       2/1/2007
1703100251                 10          2.375        433.33       2/1/2007
1703100263             10.625          2.375        449.53       2/1/2009
1703100272                 11           2.75        1030.7       2/1/2006
1901008936                  0                      2060.02
1901009915                  0                      3734.87
1901010847               11.4            5.4       1600.37      10/1/2005
1901011291                  0                       950.94
1901011391               13.2            7.2       1313.46      12/1/2005
1901011412               13.9            7.9        817.66      12/1/2005
1901011486                  0                       954.33
1901011491             10.875           2.25       2484.46      11/1/2008
1901011504              11.95           5.95       1908.29      12/1/2005
1901011671              13.65           7.65       1877.38      12/1/2005
1901011747               12.4            6.4       1344.84      12/1/2005
1901011749                 12           2.25       1526.87       1/1/2009
1901011780               13.5            7.5       2097.65      12/1/2005
1901011804              12.55           6.55       1570.61      12/1/2005
1901011834                  0                      1816.08
1901011905                  0                      3647.09
1901012285                  0                      1141.66
1901012299              12.15           6.15       1194.09      12/1/2005
1901012430              11.25          2.375       1203.13       7/1/2004
1901012461             11.625           2.25       1184.58       2/1/2007
1901012625              11.75              1       1627.99       2/1/2009
1901013157                  0                      3801.09
3302000285                  0                      2914.06
5201461700              14.35           8.35       1603.83       4/1/2005
5201553900                  0                       911.42
7301100043             11.125           2.25       2858.33       1/1/2009
7301100050             10.875           2.75        528.53       7/1/2004


Id            St              Zip            Cnty          Ratio1        Ratio2         PMI           OrigDt
--            --              ---            ----          ------        ------         ---           ------
36558583      IL                       60440                                         42 RAD                9/12/2003
36565364      CA                       92544                                         25 RAD                9/30/2003
36565745      CA                       93704                                         29 RAD               10/14/2003
36576619      WY                       82007                                         32 RAD                9/10/2003
36580009      CA                       94520                                         38 RAD               10/30/2003
36587954      FL                       33321                                         48 RAD               12/31/2003
36590370      OR                       97230                                         48 RAD               10/10/2003
36590586      WA                       98092                                         45 RAD                9/30/2003
36597953      MA                        2151                                         34 RAD               10/10/2003
36600955      CO                       80229                                         37 RAD                9/16/2003
36603686      CA                       92503                                         22 RAD               10/10/2003
36612281      FL                       33901                                         28 RAD               10/16/2003
36615359      LA                       70092                                         45 RAD                12/5/2003
36617413      NY                       10980                                         14 RAD               10/24/2003
36628063      CA                       95127                                         40 RAD               10/15/2003
36628741      NV                       89014                                         29 RAD               10/24/2003
36632214      TX                       76115                                         43 RAD                10/6/2003
36632743      OK                       74014                                         37 RAD                9/17/2003
36633683      CA                       92234                                         45 RAD               10/24/2003
36636496      NV                       89110                                         42 RAD               12/16/2003
36638294      TX                       78118                                         27 RAD               10/20/2003
36644995      OR                       97013                                         44 RAD                9/29/2003
36647790      NV                       89110                                         34 RAD               10/17/2003
36650430      FL                       33458                                         47 RAD                10/6/2003
36650927      KY                       42372                                         25 RAD                10/2/2003
36653004      KY                       40160                                         20 RAD               10/10/2003
36655546      AZ                       85032                                         38 RAD               10/16/2003
36655744      CT                        6810                                         49 RAD               10/14/2003
36657179      CA                       95684                                         36 RAD                10/2/2003
36657278      PA                       17113                                         40 RAD                9/30/2003
36659845      CA                       93635                                         42 RAD               10/22/2003
36662179      CO                       80246                                         44 RAD                10/2/2003
36666238      CA                       95838                                         31 RAD                10/8/2003
36668507      AZ                       85018                                         30 RAD               10/16/2003
36669158      CO                       80013                                         36 RAD                10/9/2003
36670974      NV                       89110                                         42 RAD               12/23/2003
36671378      PA                       18901                                         38 RAD               10/28/2003
36671568      CA                       90047                                         44 RAD               12/19/2003
36673531      TX                       75089                                         21 RAD               10/14/2003
36673820      TX                       78645                                          0 RAD               10/14/2003
36676047      TX                       75104                                         38 RAD               10/30/2003
36677151      OH                       44121                                         38 RAD               10/14/2003
36678266      WA                       98374                                         40 RAD               10/22/2003
36678415      AZ                       85205                                         44 RAD               10/28/2003
36679504      MA                        2724                                         40 RAD               10/24/2003
36683167      OK                       73080                                         49 RAD               10/28/2003
36689677      AZ                       85379                                         32 RAD               12/24/2003
36691871      VA                       24112                                         37 RAD                11/4/2003
36691970      CA                       95360                                         48 RAD               11/21/2003
36693000      WA                       98506                                         30 RAD               10/28/2003
36696680      CT                        6410                                         43 RAD               10/31/2003
36696706      CA                       94605                                         42 RAD                11/4/2003
36698066      NY                       11980                                         40 RAD                12/1/2003
36698959      CA                       92277                                         28 RAD               12/16/2003
36701894      MD                       21102                                         43 RAD               12/31/2003
36704179      AZ                       85212                                         45 RAD               10/29/2003
36705663      PA                       18372                                         38 RAD               10/30/2003
36707495      MN                       55128                                         40 RAD               10/29/2003
36707677      CA                       92509                                         39 RAD               10/29/2003
36708931      MI                       49117                                         37 RAD               10/24/2003
36711752      NM                       87507                                         37 RAD               10/23/2003
36712750      CO                       80920                                         36 RAD               10/29/2003
36714814      AZ                       85353                                         40 RAD               10/31/2003
36721108      IL                       60544                                         35 RAD                12/5/2003
36721637      FL                       34743                                         48 RAD               10/30/2003
36722163      CA                       95824                                         34 RAD               10/31/2003
36726040      CA                       92392                                         26 RAD                12/1/2003
36727360      CA                       92507                                         48 RAD                12/5/2003
36727600      TX                       77025                                         40 RAD               10/29/2003
36728541      PA                       19115                                         17 RAD               10/31/2003
36728657      AZ                       85207                                         29 RAD                12/5/2003
36729606      CA                       92545                                         43 RAD               12/31/2003
36729846      AZ                       85033                                         43 RAD               10/31/2003
36730950      HI                       96797                                         38 RAD               11/20/2003
36733087      AZ                       86406                                         44 RAD               10/31/2003
36734044      NJ                        8234                                         42 RAD               11/26/2003
36734192      OR                       97222                                         24 RAD               10/31/2003
36738466      CO                       80634                                         45 RAD               12/30/2003
36742518      CA                       95843                                         16 RAD                12/2/2003
36742591      CA                       92587                                         39 RAD               11/20/2003
36742781      CT                        6606                                         34 RAD                12/1/2003
36744225      CA                       95206                                         43 RAD               12/30/2003
36745131      UT                       84532                                         31 RAD                12/1/2003
36747616      AZ                       86426                                         22 RAD               11/13/2003
36748507      CO                       80013                                         43 RAD               12/19/2003
36749463      OR                       97007                                         36 RAD                12/9/2003
36749596      CA                       92220                                         32 RAD                12/1/2003
36752301      MD                       21133                                         37 RAD               12/17/2003
36752830      OH                       43845                                         34 RAD               12/23/2003
36754026      OH                       45042                                         35 RAD               12/12/2003
36755940      CA                       92557                                         42 RAD                12/4/2003
36756948      OH                       43055                                         43 RAD               12/16/2003
36757482      CA                       95694                                         27 RAD               12/23/2003
36757896      AZ                       85242                                         36 RAD               12/30/2003
36759215      FL                       33411                                         43 RAD                12/5/2003
36759256      CA                       95843                                         40 RAD               12/12/2003
36763019      CA                       92553                                         28 RAD               12/31/2003
36763290      OH                       44256                                         48 RAD                12/8/2003
36767119      TX                       75602                                         42 RAD                12/5/2003
36769602      FL                       34771                                         29 RAD               12/23/2003
36769982      UT                       84044                                         34 RAD               12/10/2003
36770196      CA                       91913                                         45 RAD               12/11/2003
36770832      NV                       89012                                         38 RAD                12/2/2003
36771640      CO                       80421                                         29 RAD               12/29/2003
36771715      UT                       84097                                         37 RAD               12/19/2003
36774776      AZ                       85204                                         46 RAD               12/18/2003
36775807      NV                       89156                                         40 RAD               12/30/2003
36775815      IL                       60104                                         37 RAD                12/9/2003
36776185      OR                       97233                                         37 RAD                12/5/2003
36776532      CA                       95336                                         43 RAD               12/31/2003
36776672      CA                       94805                                         40 RAD                12/4/2003
36776938      CA                       92567                                         36 RAD               12/15/2003
36777324      CA                       95367                                         38 RAD                12/5/2003
36777456      CA                       92530                                         45 RAD               12/19/2003
36778678      OK                       73114                                         40 RAD               12/10/2003
36780856      MI                       48174                                         40 RAD                12/1/2003
36781193      IN                       47424                                         41 RAD               12/31/2003
36781433      CA                       90221                                         42 RAD                12/4/2003
36781573      OR                       97146                                         37 RAD               12/10/2003
36782209      IL                       60505                                         39 RAD                12/5/2003
36784296      FL                       34116                                         41 RAD               12/17/2003
36786945      TX                       78566                                         23 RAD               12/15/2003
36788081      MD                       20783                                         43 RAD                12/2/2003
36788719      CA                       94590                                         30 RAD               12/19/2003
36788743      MD                       20735                                         47 RAD                12/2/2003
36788859      IL                       60477                                         41 RAD                12/5/2003
36788974      WA                       98404                                         49 RAD               12/10/2003
36789683      CA                       93304                                         32 RAD               12/17/2003
36791218      TX                       78572                                         35 RAD                12/9/2003
36791739      MD                       20906                                         46 RAD                12/1/2003
36792190      MD                       21222                                         28 RAD               12/15/2003
36792778      IL                       60108                                         41 RAD                12/2/2003
36793594      MD                       20879                                         44 RAD                12/1/2003
36794410      MO                       64030                                         35 RAD               12/15/2003
36796381      OH                       45304                                         41 RAD                12/3/2003
36797017      NV                       89123                                         37 RAD               12/23/2003
36797298      TX                       77083                                         32 RAD                12/3/2003
36797769      CA                       92054                                         40 RAD                12/8/2003
36798049      CA                       92316                                         42 RAD               12/29/2003
36798742      CA                       90301                                         48 RAD               12/31/2003
36799211      MI                       48073                                         41 RAD               12/18/2003
36799401      CA                       94565                                         40 RAD                12/5/2003
36800282      CA                       91977                                         33 RAD                12/9/2003
36800423      MI                       48001                                         37 RAD               12/12/2003
36801140      IL                       60014                                         40 RAD                12/9/2003
36801710      CA                       92411                                         29 RAD               12/17/2003
36801744      CO                       80219                                         45 RAD               12/22/2003
36802320      MD                       20722                                         39 RAD               12/10/2003
36802395      MI                       48316                                         36 RAD               12/15/2003
36802874      AZ                       85040                                         33 RAD               12/31/2003
36802890      PA                       18974                                         38 RAD               12/19/2003
36802965      MD                       21225                                         26 RAD                12/9/2003
36803237      CA                       90810                                         30 RAD               12/31/2003
36803328      CA                       92545                                         40 RAD               12/11/2003
36804201      CA                       93722                                         39 RAD               12/17/2003
36804615      CA                       92543                                         35 RAD               12/19/2003
36804920      TX                       79903                                         32 RAD               12/24/2003
36805026      AZ                       85257                                         39 RAD               12/18/2003
36805935      WI                       53105                                         26 RAD               12/30/2003
36806164      CA                       92337                                         33 RAD                12/9/2003
36806511      CA                       90061                                         46 RAD               12/18/2003
36808210      CA                       92104                                         38 RAD               12/18/2003
36808483      CT                        6057                                         41 RAD                12/8/2003
36808939      AZ                       85035                                         44 RAD               12/17/2003
36809036      CA                       95122                                         41 RAD               12/24/2003
36809242      AZ                       85254                                         39 RAD               12/17/2003
36809846      CO                       80654                                         34 RAD               12/16/2003
36812428      CO                       80003                                         35 RAD               12/10/2003
36813129      WA                       98664                                         44 RAD               12/19/2003
36813475      AZ                       85015                                         20 RAD               12/16/2003
36813699      IL                       60544                                         31 RAD               12/15/2003
36813954      TX                       78640                                         42 RAD               12/12/2003
36815074      MS                       39503                                         43 RAD               12/16/2003
36815215      CO                       80104                                         42 RAD               12/29/2003
36815249      IL                       60482                                         41 RAD               12/29/2003
36815322      MN                       55412                                         31 RAD               12/16/2003
36815470      AZ                       85041                                         28 RAD               12/22/2003
36816023      FL                       33936                                         42 RAD               12/19/2003
36816387      AZ                       85746                                         42 RAD               12/31/2003
36817278      AZ                       85086                                         25 RAD               12/30/2003
36817674      IL                       60154                                         40 RAD               12/29/2003
36818334      CO                       80127                                         43 RAD                 1/2/2004
36819233      AZ                       85003                                         39 RAD               12/19/2003
36819407      AZ                       85249                                         42 RAD               12/19/2003
36819555      IL                       61350                                         31 RAD               12/31/2003
36820520      IL                       60629                                         29 RAD               12/19/2003
36821049      CA                       95758                                         37 RAD               12/29/2003
36821296      IL                       61822                                         41 RAD               12/24/2003
36821353      CA                       90062                                         35 RAD               12/24/2003
36821726      CA                       91945                                         22 RAD               12/26/2003
36822005      TX                       79936                                         38 RAD               12/23/2003
36822229      MD                       20613                                         42 RAD               12/17/2003
36823813      CT                        6053                                         39 RAD               12/31/2003
36824050      CA                       94585                                         44 RAD               12/15/2003
36826212      AZ                       85268                                         39 RAD               12/19/2003
36826899      MD                       20783                                         44 RAD               12/30/2003
36827616      CA                       91709                                         36 RAD               12/31/2003
36827640      CA                       92592                                         35 RAD               12/29/2003
36827921      IL                       60034                                         36 RAD               12/17/2003
36828010      CA                       92614                                         45 RAD               12/29/2003
36828341      AZ                       85032                                         44 RAD               12/17/2003
36828770      CA                       92274                                         43 RAD               12/31/2003
36829356      CA                       92688                                         40 RAD               12/19/2003
36829711      MD                       20872                                         35 RAD               12/29/2003
36829885      TX                       77087                                         33 RAD               12/22/2003
36829935      AZ                       85281                                         33 RAD               12/31/2003
36832459      WA                       98502                                         46 RAD               12/22/2003
36832491      IL                       60659                                         41 RAD               12/29/2003
36832517      NV                       89147                                         32 RAD               12/31/2003
36832905      AZ                       85345                                         38 RAD               12/29/2003
36833267      AZ                       85050                                         22 RAD               12/18/2003
36834323      MI                       48154                                         43 RAD               12/19/2003
36834687      MD                       20902                                         41 RAD               12/31/2003
36834794      IL                       60085                                         43 RAD               12/30/2003
36835668      CA                       91791                                         32 RAD               12/29/2003
36836989      WA                       98058                                         43 RAD               12/22/2003
36837276      CA                       95350                                         32 RAD               12/31/2003
36837359      AZ                       85305                                         44 RAD               12/29/2003
36838019      MD                       20879                                         34 RAD               12/31/2003
36838746      CO                       80403                                         13 RAD                 1/2/2004
36839355      AZ                       85029                                         36 RAD               12/22/2003
36839595      HI                       96792                                         32 RAD               12/18/2003
36839983      VA                       20111                                         41 RAD               12/30/2003
36840973      CA                       93458                                         41 RAD               12/18/2003
36842433      PA                       15610                                         41 RAD               12/24/2003
36842714      NV                       89144                                         14 RAD               12/31/2003
36842722      CA                       92346                                         30 RAD               12/31/2003
36842961      VA                       22015                                         38 RAD               12/31/2003
36843449      CA                       90011                                         38 RAD               12/31/2003
36843480      AZ                       85351                                         40 RAD               12/19/2003
36844298      IL                       60148                                         29 RAD               12/18/2003
36844561      CO                       80011                                         44 RAD               12/31/2003
36844579      NV                       89120                                         37 RAD               12/30/2003
36845030      CO                       80233                                         37 RAD               12/24/2003
36845766      FL                       33463                                         44 RAD               12/24/2003
36846731      MI                       48430                                         39 RAD               12/23/2003
36846897      MD                       20785                                         38 RAD               12/29/2003
36847960      VA                       20109                                         39 RAD               12/23/2003
36848075      GA                       30215                                         48 RAD               12/31/2003
36848166      IL                       60613                                         34 RAD               12/29/2003
36849974      OR                       97132                                         44 RAD               12/24/2003
36850303      CA                       95354                                         37 RAD               12/30/2003
36851798      CA                       95843                                         43 RAD               12/23/2003
36853018      NC                       28054                                         41 RAD                 1/2/2004
36853455      TX                       77082                                         33 RAD               12/22/2003
36853554      FL                       32136                                         20 RAD               12/29/2003
36854024      NV                       89148                                         34 RAD               12/26/2003
36854065      CA                       92407                                         40 RAD               12/31/2003
36854438      AZ                       85040                                         34 RAD               12/31/2003
36858314      NV                       89103                                         39 RAD               12/31/2003
36860823      TX                       78579                                         39 RAD               12/31/2003
36866721      NV                       89108                                         40 RAD               12/30/2003
36867091      TX                       76028                                          9 RAD               12/31/2003
36867364      NV                       89102                                         31 RAD               12/31/2003
36875243      AZ                       85301                                         33 RAD                 1/2/2004
36875540      TX                       77009                                         47 RAD               12/31/2003
1101001566    NJ                        7106                                       29.1                    1/23/2004
1101001751    NJ                        8854                                       46.5                   12/29/2003
1101001797    NJ                        8823                                       22.5 RAD                11/5/2003
1101001862    NJ                        8251                                       42.1 RAD                10/7/2003
1101001939    NJ                        7410                                          0 RAD               10/29/2003
1101001944    NY                       11570                                          0                   10/27/2003
1101001957    NJ                        7604                                       43.8                   11/25/2003
1101001996    NJ                        7076                                          0                    1/23/2004
1101002009    NJ                        8242                                       33.6                   11/26/2003
1101002015    NJ                        7065                                          0 RAD               12/19/2003
1101002054    NY                       11208                                       45.4                    1/22/2004
1101002061    NJ                        7019                                       45.3                    1/27/2004
1102000515    NJ                        7857                                          0 RAD               10/31/2003
1102000554    NJ                        7421                                       40.1 RAD                11/3/2003
1102000568    NJ                        7422                                       44.6 RAD                11/7/2003
1102000574    NJ                        7036                                          0 RAD               11/17/2003
1102000577    CT                        6708                                       23.6 RAD                 1/9/2004
1102000587    NJ                        7421                                       27.1                   11/14/2003
1102000621    NJ                        7306                                          0                   12/31/2003
1102000622    NJ                        7438                                       34.4                    1/22/2004
1102000666    NJ                        7083                                       41.4 RAD                1/22/2004
1104000051    PA                       19082                                       41.6 UNI               11/21/2003
1104000131    PA                       19142                                       38.3 UNI               10/21/2003
1104000142    NJ                        8205                                       25.1                   10/24/2003
1104000172    FL                       34217                                       37.7                   11/19/2003
1104000184    PA                       19426                                       44.7                     1/9/2004
1104000203    PA                       19311                                         39                    1/15/2004
1104000219    PA                       19425                                       43.1                     1/7/2004
1104000237    PA                       19120                                         44 RAD                1/23/2004
1104000240    NJ                        8054                                       43.7 RAD                1/29/2004
1104000284    PA                       19128                                       47.2                    1/27/2004
1104000285    PA                       19128                                       34.6                    1/27/2004
1105000567    CT                        6787                                          0                    10/8/2003
1105000605    CT                        6791                                       39.7 RMI               10/31/2003
1105000639    CT                        6514                                         32                   10/24/2003
1105000706    CT                        6483                                       37.9 RAD                10/1/2003
1105000707    NY                       13029                                       38.5                   10/27/2003
1105000724    CT                        6460                                       48.2                    10/3/2003
1105000764    CT                        6851                                       42.3                   11/14/2003
1105000779    CT                        6484                                          0 RMI                11/6/2003
1105000792    NJ                        7017                                       35.2 RAD                11/7/2003
1105000827    MA                        2171                                       24.8                   11/21/2003
1105000859    CT                        6824                                       31.1                    1/28/2004
1105000860    CT                        6795                                       40.5                   11/13/2003
1105000866    CT                        6484                                       43.1                    12/4/2003
1105000869    CT                        6484                                       54.1                   11/21/2003
1105000896    NY                       11791                                       30.7 RAD                1/15/2004
1105000900    CT                        6473                                         42                   12/17/2003
1105000910    FL                       33703                                       52.4                    1/16/2004
1105000914    VT                        5148                                          0                   12/22/2003
1105100066    NJ                        7044                                       33.5                    6/26/2003
1105100297    CT                        6238                                       32.6                    7/23/2003
1105100318    NY                       11967                                       39.6                    8/11/2003
1105100376    RI                        2860                                       39.5                     8/8/2003
1105100412    PA                       18064                                         15                     8/7/2003
1105100456    NY                       11717                                       25.8                   11/24/2003
1105100473    NJ                        7039                                          0 RMI               12/16/2003
1105100486    PA                       19057                                       44.4                    8/21/2003
1105100509    MA                        2127                                       49.3                    9/12/2003
1105100616    NJ                        7055                                          0 RAD                10/1/2003
1105100666    NY                       14233                                       36.3                   12/11/2003
1105100675    NJ                        7501                                       41.7                   11/21/2003
1105100753    NJ                        7094                                       37.9                   11/21/2003
1105100791    FL                       32835                                          0 RAD                10/3/2003
1105100824    RI                        2920                                       41.4                    10/9/2003
1105100860    NY                       12413                                       49.5                   11/19/2003
1105100877    OH                       44112                                       17.3                   11/20/2003
1105100917    NY                       11706                                          0                   10/22/2003
1105100922    NJ                        7088                                       47.7                   12/11/2003
1105100959    NJ                        7060                                       16.2                   12/31/2003
1105100973    NJ                        8554                                       41.1                   11/17/2003
1105100984    MA                        2135                                       38.8                   10/20/2003
1105100989    NJ                        7018                                       25.4                    12/9/2003
1105101000    NY                       11520                                       40.8                     1/9/2004
1105101003    NY                       11801                                       29.9                   12/10/2003
1105101016    NJ                        7871                                       49.6                   12/18/2003
1105101017    OH                       44118                                          0                    10/7/2003
1105101020    CT                        6418                                          0                   10/27/2003
1105101021    MA                        1960                                          0                   10/18/2003
1105101032    NY                       11701                                       38.7                   11/20/2003
1105101041    MA                        2121                                          0                   10/16/2003
1105101062    FL                       33177                                       43.8                   11/10/2003
1105101064    NY                       11976                                       37.8                   12/31/2003
1105101074    MA                        1970                                       35.4                     1/5/2004
1105101094    MA                        2472                                       38.5                   11/12/2003
1105101109    NJ                        7052                                       38.7                   11/21/2003
1105101122    NJ                        7945                                         28                   11/21/2003
1105101129    RI                        2889                                          0 UNI               10/22/2003
1105101180    NJ                        7869                                       30.5                   11/26/2003
1105101201    MA                        1841                                       35.7                   11/25/2003
1105101207    NJ                        7801                                       48.7                   12/16/2003
1105101215    FL                       32820                                       46.4                   12/10/2003
1105101225    NJ                        7950                                       39.7                   11/11/2003
1105101230    NJ                        7712                                       41.4                   11/18/2003
1105101233    CT                        6755                                       46.1                   11/17/2003
1105101236    NJ                        7104                                       39.2                   11/18/2003
1105101257    CT                        6375                                       30.9                   11/20/2003
1105101258    NJ                        7924                                       41.5                   11/19/2003
1105101259    NJ                        7304                                       20.7                     1/7/2004
1105101268    NY                       10562                                       33.3                   11/19/2003
1105101276    NY                       11754                                       43.5                   11/26/2003
1105101277    NJ                        7111                                       29.9                   11/19/2003
1105101282    MA                        2780                                       52.3                    12/4/2003
1105101286    NJ                        7065                                         26                   11/18/2003
1105101289    NY                       11731                                          0 RMI               12/18/2003
1105101294    NY                       11694                                       39.8                   11/19/2003
1105101302    NY                       11717                                       39.8                   11/20/2003
1105101303    NY                       10314                                       25.9                   11/20/2003
1105101304    NY                       11717                                       37.3                   11/11/2003
1105101305    CT                        6810                                       47.2                   11/13/2003
1105101319    NJ                        7006                                       43.5                   11/21/2003
1105101346    NJ                        7524                                       38.6                   11/19/2003
1105101347    NY                       11420                                         43                   11/11/2003
1105101353    NY                       11420                                       31.1                    12/1/2003
1105101355    NJ                        7666                                       36.3                   11/21/2003
1105101357    NY                       13021                                       29.6                   11/25/2003
1105101359    CT                        6002                                       25.1                    12/1/2003
1105101365    NJ                        7042                                       39.7                   11/18/2003
1105101366    OH                       44122                                       33.4                   11/25/2003
1105101371    RI                        2852                                       34.9                   11/28/2003
1105101373    NY                       11741                                       34.8                   11/25/2003
1105101374    NY                       11746                                       36.4                    12/5/2003
1105101376    NJ                        8753                                         39                   11/21/2003
1105101382    NY                       10507                                       43.9                    12/4/2003
1105101384    NY                       11706                                       36.1                   11/20/2003
1105101388    PA                       18360                                       40.4                   11/17/2003
1105101389    NJ                        7017                                       26.7                   11/18/2003
1105101391    NJ                        7601                                       35.6                   11/20/2003
1105101392    MA                        1945                                       42.1                   11/26/2003
1105101395    PA                       18466                                       32.6                   11/26/2003
1105101398    NY                       11950                                         43                    12/8/2003
1105101404    NJ                        8081                                       33.7                   11/14/2003
1105101405    NJ                        8060                                       30.1                   11/17/2003
1105101409    NJ                        8872                                          0                   11/21/2003
1105101410    NJ                        7801                                       35.5                   11/14/2003
1105101413    CT                        6706                                       52.2                   11/21/2003
1105101415    NY                       14221                                       48.5                   11/17/2003
1105101418    NY                       14609                                         27                    12/8/2003
1105101424    NJ                        7503                                       48.3                     1/7/2004
1105101425    NJ                        7112                                       41.3                   11/20/2003
1105101426    NJ                        7504                                       33.4                   11/20/2003
1105101427    NJ                        8753                                       47.6                   11/21/2003
1105101431    NY                       11940                                       40.7                    12/5/2003
1105101434    NY                       10473                                       37.8                   11/26/2003
1105101445    NY                       11208                                       44.3                    1/30/2004
1105101450    CT                        6611                                         40                    12/2/2003
1105101460    NJ                        7869                                       30.1                   11/26/2003
1105101470    MA                        2151                                          0                   12/29/2003
1105101478    PA                       18210                                       20.7                   12/11/2003
1105101479    NJ                        7060                                       22.9                   12/10/2003
1105101482    MA                        2720                                       25.1                   12/18/2003
1105101484    NY                       11234                                       49.2                    1/16/2004
1105101489    NJ                        7871                                       44.1                   11/21/2003
1105101491    NJ                        7103                                       28.4                    12/5/2003
1105101493    OH                       44110                                       53.6                   12/12/2003
1105101498    CT                        6105                                       49.7                   12/22/2003
1105101507    NY                       10457                                       26.4                   12/30/2003
1105101509    MA                        2460                                       38.5                   12/10/2003
1105101518    CT                        6033                                       48.1                   12/19/2003
1105101527    NJ                        7524                                       28.9                   11/26/2003
1105101538    NJ                        7305                                       29.2                     1/7/2004
1105101542    NH                        3038                                       38.2                   12/24/2003
1105101546    NY                       11710                                       39.5                    12/8/2003
1105101547    NJ                        7631                                       41.5                   12/10/2003
1105101551    NJ                        7103                                       47.1                   12/17/2003
1105101565    RI                        2882                                       49.7                   12/15/2003
1105101572    NY                       11717                                       32.6                   12/19/2003
1105101581    RI                        2919                                       37.2                   12/12/2003
1105101585    MA                        1844                                       43.1                   12/24/2003
1105101590    GA                       30223                                       29.8                   12/15/2003
1105101600    NY                       12206                                       43.2                   12/19/2003
1105101601    NY                       12206                                       43.5                   12/19/2003
1105101605    PA                       18360                                         27                   12/18/2003
1105101617    PA                       18428                                       34.9                   12/17/2003
1105101620    NY                       11717                                       44.7                    1/15/2004
1105101625    NJ                        8096                                       44.1                     1/7/2004
1105101630    NY                       11550                                          0 RMI                1/21/2004
1105101642    NJ                        8060                                       21.8                   12/29/2003
1105101644    PA                       18324                                       33.3                   12/22/2003
1105101659    PA                       18301                                       35.9                   12/30/2003
1105101665    DE                       19802                                       40.6                   12/30/2003
1105101669    NY                       14216                                          0                   12/24/2003
1105101675    NJ                        8205                                       33.1                    1/12/2004
1105101678    CT                        6810                                       48.3                    1/30/2004
1105101681    MA                        2532                                       45.4                   12/29/2003
1105101686    NJ                        7305                                       34.1                   12/31/2003
1105101693    NJ                        7027                                       43.3                     1/7/2004
1105101699    NJ                        7060                                       27.8                     1/6/2004
1105101704    NJ                        7202                                          0                    1/20/2004
1105101707    NY                       11208                                       40.4                   12/31/2003
1105101741    CT                        6111                                         36                    1/14/2004
1105101742    OH                       44112                                       32.9                    1/26/2004
1105101771    MI                       49686                                       24.8                    1/20/2004
1105101865    PA                       18337                                       22.6                    1/23/2004
1106000061    NJ                        7481                                       26.7                    7/16/2003
1106000160    NY                       11978                                         26                   12/18/2003
1106000163    GA                       30281                                       26.1                    10/3/2003
1106000172    FL                       32804                                       20.8                    11/5/2003
1106000178    CO                       80209                                       39.9                   10/27/2003
1108000233    MI                       48146                                          0                   10/20/2003
1111000007    NJ                        8902                                         31                   10/16/2003
1112000106    MA                        1851                                       29.4 RAD               10/16/2003
1112000117    MA                        1886                                       28.7                    12/2/2003
1112000124    MA                        2302                                       35.6                    10/7/2003
1112000132    MA                        2360                                       38.4                   11/24/2003
1112000152    MA                        2370                                          0 RAD               10/27/2003
1112000157    MA                        2370                                       37.9                   10/30/2003
1112000175    MA                        2360                                       23.1                   11/25/2003
1112000183    MA                        2302                                       45.7                    1/15/2004
1113000027    NY                       11953                                       45.7 RAD               10/27/2003
1113000036    NY                       11803                                       41.1                   12/15/2003
1113000038    NY                       11961                                       34.7                   10/24/2003
1113000043    NY                       11746                                       23.7                     1/9/2004
1113000052    NY                       11791                                       35.2                    12/9/2003
1301001107    FL                       34201                                       34.7                    7/25/2003
1301001146    FL                       33952                                       37.5 UNI                10/7/2003
1301001190    FL                       34231                                       30.9                    12/9/2003
1301001199    FL                       34231                                       30.8                    1/23/2004
1301001204    FL                       34293                                       33.4 RAD               12/30/2003
1301001207    FL                       34219                                       38.2                   12/30/2003
1301001209    FL                       34239                                       43.9                     1/9/2004
1301001210    FL                       34202                                       42.8 PMI                1/22/2004
1301001216    FL                       34239                                       28.7                    1/27/2004
1301001220    FL                       34202                                       10.2                    1/27/2004
1302001094    FL                       34695                                       25.6                   11/12/2003
1302001165    FL                       33755                                          0 PMI               10/23/2003
1302001183    FL                       34668                                       34.7                   11/18/2003
1302001190    FL                       33709                                       35.4 PMI               11/26/2003
1302001198    FL                       34606                                          0                   12/10/2003
1302001199    FL                       33782                                       42.8 PMI                12/5/2003
1302001210    FL                       33559                                       32.8                   12/30/2003
1302001211    FL                       33770                                          0 PMI                1/26/2004
1302001214    FL                       34668                                       33.1                   12/31/2003
1303000759    FL                       34639                                          0                   12/19/2003
1303000980    FL                       33606                                       42.6                   11/19/2003
1303001034    FL                       33624                                          0 UNI                8/19/2003
1303001084    VA                       24060                                          0 UNI                11/7/2003
1303001122    FL                       33611                                         34                   11/14/2003
1303001141    FL                       33556                                       39.4                   10/27/2003
1303001157    FL                       33604                                       29.5                    12/9/2003
1303001158    FL                       33606                                       26.9 PMI               11/20/2003
1303001159    FL                       33541                                       22.6 UNI               12/19/2003
1303001161    FL                       33609                                          0 UNI               11/26/2003
1303001164    FL                       33604                                         34                   12/31/2003
1303001168    FL                       33602                                       48.4                   11/26/2003
1303001180    FL                       33647                                       38.2                   12/18/2003
1303001184    FL                       34639                                       37.3 UNI               12/24/2003
1303001188    FL                       33785                                       42.2                   12/19/2003
1303001220    FL                       33629                                       43.3                    1/23/2004
1303001235    FL                       33615                                       45.4                    1/23/2004
1304003078    GA                       30253                                       40.4                   10/30/2003
1304003109    GA                       30281                                       12.9                    7/25/2003
1304003287    GA                       30253                                       35.8 RMI               11/21/2003
1304003338    GA                       30054                                          0 UNI               11/14/2003
1304003493    GA                       30114                                       31.9                   10/17/2003
1304003519    GA                       30248                                       25.5 RMI               10/21/2003
1304003538    GA                       30253                                       37.3 RMI               10/24/2003
1304003566    GA                       31705                                       36.5                   10/21/2003
1304003617    GA                       30294                                          0 RMI                1/30/2004
1304003625    GA                       30273                                       35.2 UNI               10/21/2003
1304003626    GA                       30318                                       42.5                    11/6/2003
1304003633    GA                       30281                                          0 RMI               11/26/2003
1304003646    GA                       30238                                          0 UNI               10/29/2003
1304003654    GA                       30127                                       39.9 UNI                11/7/2003
1304003657    GA                       30256                                       40.3                    1/23/2004
1304003662    GA                       30228                                       39.9 PMI               10/29/2003
1304003685    GA                       30318                                          0                   10/28/2003
1304003692    GA                       30315                                       30.9 RMI                11/6/2003
1304003711    GA                       30236                                          0                    11/7/2003
1304003719    GA                       30248                                       39.4                   11/19/2003
1304003745    GA                       30206                                       33.4 UNI               12/30/2003
1304003761    GA                       30606                                       40.7                   11/21/2003
1304003784    GA                       30253                                       37.5                   12/30/2003
1304003787    GA                       30052                                          0 RMI               11/21/2003
1304003804    GA                       30215                                          0                   12/12/2003
1304003808    GA                       30094                                       35.2                   12/31/2003
1304003823    GA                       30349                                       39.8 UNI               12/15/2003
1304003834    GA                       30252                                       29.6                   12/17/2003
1304003852    GA                       30281                                          0 PMI               12/23/2003
1304003868    GA                       30253                                       33.7                   12/11/2003
1304003882    GA                       30281                                       43.9 RMI               12/22/2003
1304003883    GA                       30297                                       26.6                   12/23/2003
1304003892    GA                       30253                                       43.6                   12/19/2003
1304003900    GA                       30238                                       28.2                   12/17/2003
1304003930    GA                       30253                                       42.6                    1/16/2004
1304003941    GA                       30281                                       45.8                   12/30/2003
1304003943    GA                       30252                                       38.6 UNI                1/20/2004
1304003950    GA                       30294                                       22.5                     1/8/2004
1304003961    GA                       30157                                       46.4                    1/23/2004
1304003963    GA                       30094                                       41.1 RMI                1/28/2004
1304003972    GA                       30248                                       37.4                    1/21/2004
1304003987    GA                       30228                                       22.4 UNI                1/23/2004
1304003990    GA                       30525                                       41.1                    1/28/2004
1304004034    GA                       30248                                       28.3                    1/30/2004
1308000957    GA                       30281                                         39                    6/30/2003
1308000960    GA                       30281                                       39.5                    6/30/2003
1308001146    GA                       31525                                       31.4                   11/26/2003
1308001235    GA                       30214                                          0 RMI                 8/4/2003
1308001411    GA                       30349                                       43.2                    10/7/2003
1308001416    GA                       30290                                       43.1                    10/7/2003
1308001493    GA                       30213                                       36.1 RMI                11/7/2003
1308001494    GA                       30135                                          0                    10/6/2003
1308001609    GA                       30265                                       43.3 RMI               12/12/2003
1308001621    GA                       30134                                       31.5                     1/6/2004
1308001625    GA                       30215                                       45.8                    12/1/2003
1308001652    GA                       30265                                       41.3                   12/30/2003
1308001655    GA                       30135                                       44.7                   12/31/2003
1308001656    GA                       30277                                       28.2 RAD               12/15/2003
1308001691    GA                       30215                                       42.1                   12/19/2003
1308001694    GA                       30253                                       29.1                    1/23/2004
1308001698    GA                       30277                                          0                    1/15/2004
1308001701    GA                       30263                                       41.8 PMI                1/12/2004
1308001726    GA                       30290                                       43.1                   12/30/2003
1308001796    GA                       30265                                       27.9                    1/30/2004
1308001812    GA                       30290                                       41.3                    1/30/2004
1308001826    GA                       30215                                       34.6                    1/30/2004
1309002238    GA                       30127                                       38.9                   12/17/2003
1309002732    GA                       30116                                       20.1                    1/28/2004
1309002742    GA                       30117                                       29.4                    1/23/2004
1309002766    GA                       30188                                       41.5 UNI               11/26/2003
1309002804    GA                       30152                                          0 RMI               10/15/2003
1309002869    GA                       30082                                          0 UNI                10/3/2003
1309002877    GA                       30345                                         17                   10/14/2003
1309002900    GA                       30045                                       44.4 UNI                10/6/2003
1309002906    GA                       30344                                          0 UNI                10/2/2003
1309002921    GA                       30309                                          0                   10/23/2003
1309002960    GA                       30102                                          0 RMI               10/24/2003
1309002999    GA                       30030                                       47.9                   10/10/2003
1309003025    GA                       30188                                       42.4                   10/27/2003
1309003035    GA                       30319                                       27.6                   11/21/2003
1309003036    GA                       30157                                          0                    1/14/2004
1309003037    GA                       30317                                       39.9                   10/23/2003
1309003066    GA                       30705                                       41.2                   10/27/2003
1309003071    GA                       30022                                          0                   10/22/2003
1309003117    GA                       30291                                       38.8 PMI               11/12/2003
1309003118    GA                       30038                                          0 RMI                 1/5/2004
1309003138    GA                       30328                                       20.3                   11/13/2003
1309003171    GA                       30062                                       38.2                   11/13/2003
1309003174    GA                       30518                                          0                    11/5/2003
1309003186    GA                       30144                                       21.4 PMI               12/18/2003
1309003232    GA                       30135                                       32.7                   11/24/2003
1309003243    GA                       30214                                       34.4 UNI               11/20/2003
1309003251    GA                       30187                                       35.7 UNI               11/21/2003
1309003257    GA                       30157                                       42.6                   11/26/2003
1309003273    GA                       30101                                       37.8                    12/4/2003
1309003315    GA                       30180                                          0                   12/11/2003
1309003320    GA                       30180                                       41.1 UNI               12/29/2003
1309003321    GA                       30135                                       42.3                   12/19/2003
1309003331    GA                       30294                                          0 RMI               12/12/2003
1309003334    GA                       30034                                       44.7                   12/23/2003
1309003353    GA                       30024                                          0 UNI               12/22/2003
1309003367    GA                       30041                                       37.3 UNI               12/17/2003
1309003369    GA                       30179                                       41.8                     1/7/2004
1309003380    GA                       30238                                          0                   12/12/2003
1309003408    GA                       30058                                       43.4                   12/23/2003
1309003414    GA                       30317                                       44.5                   12/31/2003
1309003416    GA                       30188                                          0 RMI               12/31/2003
1309003425    GA                       30088                                       28.9 PMI               12/30/2003
1309003428    GA                       30066                                       41.9                   12/22/2003
1309003437    GA                       30005                                       38.2                   12/23/2003
1309003471    GA                       30141                                       43.3                     1/9/2004
1309003482    GA                       30318                                       31.9                     1/9/2004
1309003483    GA                       30157                                          0 RMI               12/22/2003
1309003489    GA                       30116                                       40.5 UNI                1/14/2004
1309003523    GA                       30134                                       39.3                    1/21/2004
1309003526    GA                       30316                                       39.6                    1/28/2004
1309003532    GA                       30157                                          0 UNI                1/22/2004
1309003537    GA                       30157                                          0                    1/16/2004
1309003541    GA                       30310                                       44.5                    1/23/2004
1309003552    GA                       30134                                          0                    1/22/2004
1309003572    GA                       30082                                         30                    1/29/2004
1310001997    GA                       30620                                         40 UNI                 6/4/2003
1310002272    GA                       30735                                       41.9                    5/27/2003
1310002308    GA                       30720                                         42                     6/6/2003
1310002566    GA                       30058                                       37.5 PMI                8/15/2003
1310002599    GA                       30045                                       42.7                    12/2/2003
1310002747    GA                       30519                                       31.7 RMI                7/24/2003
1310002796    GA                       30045                                         34                   11/18/2003
1310002817    GA                       30040                                       26.2 RAD               10/29/2003
1310002847    GA                       30134                                       37.6 PMI                7/31/2003
1310002848    GA                       30344                                          0 UNI               11/26/2003
1310002951    NC                       28277                                       32.6 RMI                11/7/2003
1310003065    NC                       28269                                       43.4                   10/21/2003
1310003169    GA                       30040                                       29.5 UNI               10/30/2003
1310003237    GA                       30341                                       34.3                    10/2/2003
1310003269    GA                       30043                                       37.7                    10/3/2003
1310003274    GA                       30296                                          0 RAD               10/10/2003
1310003323    GA                       30114                                          0                   12/12/2003
1310003327    FL                       32216                                          0 RMI               10/30/2003
1310003330    AZ                       85249                                       32.5                   10/23/2003
1310003340    GA                       30305                                          0 UNI               10/31/2003
1310003370    AZ                       85037                                       24.1                    12/9/2003
1310003375    GA                       30058                                       31.8 RAD               10/30/2003
1310003376    GA                       30228                                       35.7 RAD               10/27/2003
1310003378    GA                       30344                                       36.9 RAD               10/22/2003
1310003384    GA                       30344                                          0 RMI               10/24/2003
1310003393    GA                       30004                                       35.9                   10/27/2003
1310003395    GA                       30097                                       37.4                   10/30/2003
1310003397    GA                       30034                                       39.1 RAD               10/27/2003
1310003398    GA                       30458                                       21.3                    12/3/2003
1310003400    GA                       30134                                       28.9 PMI               10/28/2003
1310003404    GA                       30030                                         40                   12/12/2003
1310003409    GA                       30075                                       25.3                   12/30/2003
1310003412    GA                       30071                                        9.7                   10/29/2003
1310003414    AZ                       85249                                       44.6 RMI               10/17/2003
1310003415    GA                       30188                                       43.2                   11/14/2003
1310003428    GA                       30311                                       43.2 RAD               10/31/2003
1310003440    AZ                       85323                                       44.1 RAD                1/26/2004
1310003445    GA                       30349                                          0 RMI               10/24/2003
1310003449    GA                       31061                                       20.6 UNI               12/12/2003
1310003475    GA                       30517                                         41                   11/19/2003
1310003481    GA                       30019                                       41.9                   11/10/2003
1310003496    FL                       32920                                         37                   11/24/2003
1310003499    GA                       30188                                       34.4                   12/30/2003
1310003507    GA                       30083                                       40.7                    11/3/2003
1310003508    GA                       30071                                       32.4                    11/5/2003
1310003547    GA                       30224                                       29.1                   11/19/2003
1310003551    GA                       30224                                       29.1                   11/19/2003
1310003553    GA                       30518                                          0 UNI               11/17/2003
1310003560    GA                       30058                                       33.7 RAD               11/13/2003
1310003563    GA                       30187                                       33.9                   12/11/2003
1310003564    NC                       28277                                       23.4 RMI                11/6/2003
1310003566    GA                       30344                                          0 RAD                12/5/2003
1310003568    GA                       30228                                       34.1 RAD               11/21/2003
1310003580    GA                       30058                                       14.7                   11/25/2003
1310003593    GA                       30296                                          0 UNI               11/21/2003
1310003623    FL                       32550                                       49.6                   11/26/2003
1310003631    GA                       30004                                       36.7                   11/17/2003
1310003649    FL                       32256                                         44                    12/4/2003
1310003658    GA                       30083                                         45 RAD               11/25/2003
1310003659    GA                       30052                                       28.5                   11/14/2003
1310003679    GA                       30041                                       37.1                   11/24/2003
1310003681    GA                       30656                                       40.7                   12/12/2003
1310003720    GA                       30308                                       35.2                     1/9/2004
1310003722    AL                       35124                                         37 UNI               12/15/2003
1310003743    GA                       30097                                       47.7                    1/22/2004
1310003745    FL                       32256                                       43.1                   12/23/2003
1310003757    AZ                       85323                                       27.6                    1/23/2004
1310003758    GA                       30316                                       47.2                    1/12/2004
1310003761    GA                       30144                                       27.5                   12/17/2003
1310003766    GA                       30228                                       24.3 UNI               12/17/2003
1310003769    GA                       30317                                       34.2                   12/29/2003
1310003770    GA                       30228                                       35.3 RAD               12/17/2003
1310003771    GA                       30075                                       33.5 RAD               12/17/2003
1310003772    GA                       30120                                       42.2 RAD               12/22/2003
1310003788    FL                       32550                                       43.9                   12/22/2003
1310003789    FL                       32550                                       43.6                   12/22/2003
1310003794    GA                       30121                                       36.3 UNI               12/18/2003
1310003800    GA                       30179                                         40 RAD                1/23/2004
1310003803    GA                       30079                                       42.3 RAD               12/31/2003
1310003807    GA                       30121                                       38.8 RAD               12/12/2003
1310003810    GA                       30121                                       37.5 PMI               12/19/2003
1310003811    GA                       30121                                       37.4 RAD               12/19/2003
1310003815    GA                       30121                                       37.5 RMI               12/19/2003
1310003816    GA                       30121                                       37.5 PMI               12/19/2003
1310003824    GA                       30030                                       36.6                   12/23/2003
1310003827    GA                       30144                                          0                   12/23/2003
1310003830    FL                       32550                                       22.9                   12/22/2003
1310003834    GA                       30038                                         36                     1/8/2004
1310003837    GA                       30121                                       43.9 RAD               12/12/2003
1310003838    GA                       30121                                       41.1 UNI               12/18/2003
1310003870    GA                       30011                                       35.3                     1/6/2004
1310003872    GA                       30024                                          0 RAD               12/19/2003
1310003877    NC                       28277                                          0 RAD               12/29/2003
1310003881    GA                       30035                                       38.9 PMI               12/23/2003
1310003885    GA                       30035                                       38.1 RAD               12/23/2003
1310003886    GA                       30033                                       35.6                    1/20/2004
1310003900    GA                       30024                                       42.2                   12/29/2003
1310003908    GA                       30041                                          0 UNI               12/29/2003
1310003911    GA                       30075                                       26.9                   12/29/2003
1310003921    GA                       30188                                       39.7                   12/30/2003
1310003924    GA                       30189                                          0                   12/29/2003
1310003928    GA                       30040                                       42.5                   12/31/2003
1310003955    GA                       30044                                         43                    1/30/2004
1310003965    GA                       30517                                          0 RMI                1/16/2004
1310003967    GA                       30019                                       38.1 RAD                1/21/2004
1310003968    GA                       30096                                          0 UNI                1/26/2004
1310003984    GA                       30318                                       24.7                    1/29/2004
1310003988    GA                       30296                                          0 RMI                1/22/2004
1310003990    GA                       30044                                         40                    1/23/2004
1310003992    GA                       30052                                          0 RAD                1/28/2004
1310003993    GA                       30121                                       34.4 RAD                1/22/2004
1310003994    GA                       30318                                       24.7                    1/22/2004
1310003996    GA                       30318                                       25.8                    1/22/2004
1310003998    GA                       30318                                       24.7                    1/29/2004
1310004000    GA                       30121                                         34                    1/22/2004
1310004001    GA                       30121                                       34.2 RAD                1/22/2004
1310004002    GA                       30121                                       34.1 RAD                1/22/2004
1310004004    GA                       30327                                       38.9                    1/30/2004
1310004016    GA                       30041                                       37.4                    1/29/2004
1310004034    AZ                       85037                                       19.7 RAD                1/26/2004
1310004045    GA                       30121                                       40.7 RAD                1/28/2004
1310004046    GA                       30121                                       40.7 RAD                1/28/2004
1310004048    GA                       30121                                       36.2 RAD                1/28/2004
1310004050    GA                       30121                                       36.2 RAD                1/28/2004
1310004062    GA                       30047                                          0                    1/23/2004
1310004063    GA                       30034                                          0 RAD                1/23/2004
1310004080    GA                       30268                                         40 RAD                1/28/2004
1310004088    GA                       30044                                       43.8 RAD                1/30/2004
1310004098    GA                       30004                                         40                    1/28/2004
1310100580    NC                       28262                                       44.9                    1/23/2004
1310100595    GA                       30318                                       40.8                    1/20/2004
1311001944    GA                       30054                                         40                   12/19/2003
1311001970    GA                       30016                                       37.7 RAD               10/20/2003
1311002070    GA                       30016                                          0                   10/20/2003
1311002085    GA                       30083                                       33.6                   11/26/2003
1311002096    FL                       32656                                       33.9 UNI               10/24/2003
1311002103    GA                       31907                                       19.1                   11/19/2003
1311002105    GA                       30337                                       42.5 RAD               10/30/2003
1311002106    FL                       32034                                         39                   11/18/2003
1311002109    FL                       32034                                       36.6                   11/18/2003
1311002113    GA                       30106                                          0 RMI                11/7/2003
1311002131    GA                       30054                                          0 RAD               10/30/2003
1311002132    GA                       30058                                       35.9 RMI               11/10/2003
1311002165    GA                       30281                                       33.4                    12/1/2003
1311002171    GA                       30012                                       37.6 RAD               12/30/2003
1311002174    GA                       30512                                          0 RAD                12/5/2003
1311002181    GA                       30034                                       40.6                   12/29/2003
1311002189    GA                       30058                                       44.3 UNI               12/23/2003
1311002198    GA                       30016                                       38.9 RAD                12/4/2003
1311002199    GA                       30016                                          0 RAD               11/26/2003
1311002233    GA                       30014                                          0 RAD               12/18/2003
1311002246    GA                       30054                                       31.4                   12/22/2003
1311002251    GA                       30039                                       14.1 RAD               12/19/2003
1311002262    GA                       30014                                          0                    1/16/2004
1311002290    GA                       30094                                       21.1 UNI                1/27/2004
1311002303    GA                       30214                                          0                    1/30/2004
1311002311    GA                       30016                                          0                    1/26/2004
1312001122    GA                       30350                                       19.7                     8/6/2003
1312001241    GA                       30084                                       32.1                   11/21/2003
1312001313    GA                       30021                                       40.5                   10/10/2003
1312001417    GA                       30309                                       16.6                    11/3/2003
1312001418    GA                       30329                                       29.2                   10/28/2003
1312001427    GA                       30345                                       23.5 UNI               10/23/2003
1312001460    GA                       30328                                       11.9                    11/7/2003
1312001470    GA                       30319                                       33.9                   11/11/2003
1312001500    GA                       30071                                       34.5 RMI               11/25/2003
1312001512    GA                       30004                                       28.1 RAD                12/8/2003
1312001515    GA                       30052                                       28.3                    12/5/2003
1312001521    GA                       30021                                       34.2                    1/30/2004
1312001554    GA                       30305                                         34 MGI               12/19/2003
1312001571    GA                       30306                                       35.4                    1/23/2004
1312001594    GA                       30021                                         40 RAD                1/16/2004
1312001600    GA                       30040                                          0 RAD               12/31/2003
1312001605    GA                       30305                                         26                    1/26/2004
1312001606    GA                       30114                                       41.4                     1/7/2004
1312001617    GA                       30319                                       44.6                    1/15/2004
1312001622    GA                       30309                                         40 RAD                1/29/2004
1312001625    GA                       30305                                       15.7                    1/26/2004
1312001634    GA                       30071                                       33.6                    1/30/2004
1312001637    GA                       30071                                       32.2                    1/30/2004
1313000212    GA                       30281                                       30.7                   11/19/2003
1313000426    GA                       30014                                       19.9                    11/5/2003
1313000541    GA                       30655                                         40                     8/1/2003
1313000556    GA                       30016                                          0 RMI               11/21/2003
1313000673    GA                       30014                                       21.2 RMI                10/2/2003
1313000674    GA                       31024                                         12                   10/27/2003
1313000688    GA                       30680                                       38.6                   11/19/2003
1313000690    GA                       30666                                       41.4                   11/19/2003
1313000692    GA                       30680                                       38.9                   11/19/2003
1313000695    GA                       30016                                       31.1 RMI                10/2/2003
1313000714    GA                       30013                                       38.8                   10/23/2003
1313000737    GA                       30656                                          0                    11/5/2003
1313000741    GA                       30101                                          0 RMI               10/31/2003
1313000742    GA                       30025                                       16.9 RMI               10/14/2003
1313000778    GA                       31024                                       27.8                   10/27/2003
1313000805    GA                       30316                                       33.8 UNI               11/17/2003
1313000807    GA                       30012                                       24.3                    11/6/2003
1313000819    GA                       30054                                       32.4 RMI               11/21/2003
1313000823    GA                       30034                                       40.4 UNI               12/17/2003
1313000826    GA                       30058                                          0                   12/19/2003
1313000838    GA                       30094                                       37.7 UNI               11/18/2003
1313000872    GA                       30013                                       25.9                   12/19/2003
1313000875    GA                       30349                                       40.6 UNI               12/17/2003
1313000878    GA                       30094                                       32.8 RMI               12/22/2003
1313000898    GA                       30622                                          0                   12/23/2003
1313000906    GA                       30641                                       24.3                    1/15/2004
1313000915    GA                       30188                                          0                   12/31/2003
1313000925    GA                       30080                                          0 RMI                1/23/2004
1313000930    GA                       30016                                       34.1 UNI                1/16/2004
1313000968    GA                       30189                                       37.3                    1/23/2004
1313000974    GA                       30025                                       25.9                    1/22/2004
1313000975    GA                       30041                                       38.9                    1/27/2004
1313000984    GA                       30014                                       38.7 RAD                1/30/2004
1313001002    GA                       30281                                       36.4                    1/30/2004
1315000008    GA                       30308                                       21.4                    5/23/2003
1315000160    GA                       30022                                       43.9                   10/13/2003
1315000380    GA                       30307                                       39.5 UNI                8/22/2003
1315000405    GA                       30316                                       34.4                    9/29/2003
1315000457    GA                       30315                                          0                    9/25/2003
1315000465    GA                       30316                                       25.8                    10/6/2003
1315000484    GA                       30152                                       38.1                   10/24/2003
1315000504    GA                       30312                                       38.7                    11/3/2003
1315000512    GA                       30306                                       21.4                   10/24/2003
1315000516    GA                       30316                                         30                    11/6/2003
1315000530    GA                       30047                                       31.6 RMI               10/15/2003
1315000534    GA                       30114                                       36.8 UNI               10/27/2003
1315000536    GA                       30041                                       40.4                   12/15/2003
1315000540    GA                       30317                                       26.1 UNI               11/25/2003
1315000550    GA                       30327                                       30.8                    12/3/2003
1315000552    GA                       30324                                          0                   11/21/2003
1315000554    GA                       30316                                       40.9                   11/17/2003
1315000556    GA                       30152                                       34.3                   11/19/2003
1315000567    GA                       30312                                       42.7                   10/31/2003
1315000583    GA                       30078                                       21.2 RAD               11/25/2003
1315000587    GA                       30306                                       30.3                   12/11/2003
1315000588    GA                       30306                                       44.9                   12/22/2003
1315000593    GA                       30306                                       41.5                    12/3/2003
1315000594    GA                       30306                                       38.4 RAD               11/14/2003
1315000595    GA                       30306                                       38.4 RMI               11/14/2003
1315000640    GA                       30310                                       24.6 UNI                 1/9/2004
1315000641    GA                       30309                                       24.3                   12/15/2003
1315000650    GA                       30075                                         27                   12/29/2003
1315000664    GA                       30076                                          0                   12/31/2003
1315000686    GA                       30306                                         35                    1/28/2004
1315000711    GA                       30076                                       26.5                    1/30/2004
1316000075    FL                       33713                                          0 UNI               10/24/2003
1316000101    FL                       33703                                       29.6 UNI               10/21/2003
1316000113    FL                       33701                                       20.9                   10/17/2003
1316000131    OH                       43338                                       38.2                    11/6/2003
1316000152    FL                       33704                                         34                   12/18/2003
1316000156    FL                       33713                                          0                   12/22/2003
1316000165    FL                       33705                                          0 PMI               12/19/2003
1316000202    FL                       33701                                       34.9 RAD                1/30/2004
1317000011    FL                       32536                                          0 UNI               12/30/2003
1317000013    FL                       32547                                       42.9                    11/4/2003
1319000001    FL                       32206                                          0                     1/5/2004
1319000002    FL                       32224                                       41.5                    1/15/2004
1321000001    FL                       34744                                          0 UNI               10/14/2003
1321000005    FL                       34746                                          0 PMI               11/26/2003
1321000010    GA                       31404                                          0 PMI                 1/7/2004
1501103507    CA                       92657                                       32.6                    5/27/2003
1501103528    TX                       75228                                       22.5                    5/12/2003
1501103576    CA                       90501                                       29.8                     7/1/2003
1501104290    AR                       71901                                       37.1                    10/7/2003
1501105050    CA                       93420                                       29.7                    8/25/2003
1501105434    TX                       79424                                       10.6 RMI                9/30/2003
1501105581    GA                       30319                                       26.2                   10/16/2003
1501105594    LA                       70113                                       40.5 RMI               10/29/2003
1501105717    AR                       72916                                         32                   10/27/2003
1501105787    MI                       48442                                          0 RMI               10/24/2003
1501105799    MI                       48223                                       12.8                   10/10/2003
1501105808    MI                       48234                                       42.7                   10/24/2003
1501105861    TX                       78209                                       19.8                   11/18/2003
1501105897    LA                       70810                                          0 RMI                11/6/2003
1501105952    CA                       92069                                       31.1                   11/10/2003
1501106046    VA                       23666                                       32.1 RMI               11/14/2003
1501106050    CO                       80915                                       38.3 RMI               12/31/2003
1501106082    IL                       60643                                          0                    12/8/2003
1501106101    IL                       60619                                       19.1                   11/12/2003
1501106110    MD                       20878                                       22.8                    12/5/2003
1501106139    LA                       70072                                       25.8 RMI                12/3/2003
1501106175    CA                       93534                                         44                   12/18/2003
1501106243    CA                       93535                                       44.4                   12/18/2003
1501106314    TX                       77802                                         50                    12/5/2003
1501106315    TX                       77802                                       33.2                    12/5/2003
1501106340    LA                       70117                                          0 RMI               12/16/2003
1501106371    AL                       36542                                          0                   12/12/2003
1501106403    TN                       38107                                       38.7                   12/11/2003
1501106416    TN                       38116                                          0 RMI               12/18/2003
1501106538    DE                       19958                                         21                    1/26/2004
1501106551    MI                       48228                                         21                     1/2/2004
1501106553    IL                       60516                                       25.4                     1/9/2004
1501106580    MI                       48188                                          0                    1/13/2004
1501106615    TX                       75227                                        9.7 RMI                1/13/2004
1501106619    LA                       70003                                          0                     1/8/2004
1501106624    LA                       70448                                       30.3                    1/30/2004
1501106628    AZ                       85234                                       25.4 UNI                1/16/2004
1501106636    NV                       89117                                       26.5 RMI                 1/8/2004
1501106649    CA                       91744                                       35.9 RMI                1/14/2004
1501106652    CO                       80915                                       41.3                    1/15/2004
1501106664    CO                       80904                                       25.9                    1/26/2004
1501106667    TX                       78664                                       30.7 RMI                1/27/2004
1501106720    TX                       77494                                       27.2                    1/30/2004
1501106763    MT                       59047                                       48.8                    1/29/2004
1501106790    MD                       21208                                       36.7 RMI                1/29/2004
1701101581    CA                       92677                                       31.3                    5/27/2003
1701101725    CA                       93010                                         40                    7/23/2003
1701101857    CA                       94116                                       39.4                    6/26/2003
1701102047    CA                       94521                                       22.9                    6/24/2003
1701102154    CA                       92677                                       11.5                    6/26/2003
1701102187    CA                       92660                                       26.7                    7/23/2003
1701102207    CA                       92211                                       45.3                   10/22/2003
1701102241    CA                       92602                                       39.7                    10/9/2003
1701102610    CA                       90402                                       18.1                   10/27/2003
1701102664    CA                       92397                                       38.8 PMI                 8/5/2003
1701102721    CA                       90212                                       11.2                   11/19/2003
1701102807    CA                       90068                                       31.7                    9/22/2003
1701102831    CA                       92069                                       23.8                    10/1/2003
1701102854    CA                       90260                                       22.2                   10/10/2003
1701102865    CA                       92021                                       33.5                    10/3/2003
1701102867    CA                       92651                                       28.2                    10/7/2003
1701102872    CA                       92833                                       32.4                    8/22/2003
1701102908    CA                       91360                                       39.4                    10/3/2003
1701102936    CA                       92691                                       16.9                    10/9/2003
1701102937    CA                       92672                                       25.6                    10/8/2003
1701102938    CA                       92675                                         18                   10/14/2003
1701102963    CA                       94122                                       20.9                   10/20/2003
1701102967    CA                       92677                                       34.5                    9/24/2003
1701102970    CA                       90807                                          0                    10/8/2003
1701102972    AZ                       85705                                       30.5                    10/1/2003
1701102980    CA                       90046                                       34.3                   10/21/2003
1701102987    CA                       92708                                       30.6                    9/29/2003
1701102989    CA                       91356                                       38.5                    10/3/2003
1701103007    CA                       92530                                       44.8 PMI                10/1/2003
1701103014    CA                       92101                                       42.5                   10/21/2003
1701103043    CA                       92386                                          0                   10/15/2003
1701103046    NV                       89119                                       38.3                    9/25/2003
1701103055    CA                       94901                                       21.3                   11/21/2003
1701103057    CA                       90638                                       34.3                    9/25/2003
1701103062    CA                       91504                                       34.9                    10/1/2003
1701103063    CA                       91206                                       39.8                    9/30/2003
1701103067    CA                       91901                                       48.5                    11/7/2003
1701103068    CA                       92234                                       43.7                    10/2/2003
1701103072    CA                       92315                                       35.9 PMI               10/14/2003
1701103076    CA                       91405                                       42.6                   10/24/2003
1701103078    CA                       91011                                       23.8                    10/1/2003
1701103085    CA                       92131                                         38                   10/14/2003
1701103087    CA                       93427                                          0                    9/30/2003
1701103093    CA                       91362                                       22.2                    10/2/2003
1701103102    CA                       91355                                       41.5                   10/20/2003
1701103109    CA                       90712                                       44.5                    10/1/2003
1701103115    CA                       91301                                          0                   10/23/2003
1701103116    CA                       90045                                       20.8                   10/10/2003
1701103120    CA                       94520                                       38.5                    10/2/2003
1701103122    CA                       92692                                       28.8                    10/4/2003
1701103123    CA                       91406                                       34.9                    10/7/2003
1701103130    CA                       94112                                       43.9                   11/21/2003
1701103145    CA                       91205                                       35.7                    10/8/2003
1701103151    CA                       91360                                          0                    10/8/2003
1701103152    CA                       92703                                       45.8                    10/3/2003
1701103160    CO                       80401                                       18.7                   10/29/2003
1701103175    CA                       92879                                          0                    10/8/2003
1701103176    CA                       92117                                         33                   10/16/2003
1701103177    CA                       93535                                          0                    10/8/2003
1701103178    CA                       92405                                         34                   10/24/2003
1701103181    CA                       90036                                       27.1                   10/27/2003
1701103201    CA                       92805                                       35.9                   10/24/2003
1701103202    CA                       91201                                       25.8                   10/30/2003
1701103211    CA                       91324                                       39.2                   10/17/2003
1701103216    CA                       92879                                          0                   10/21/2003
1701103217    CA                       91744                                       40.4                   10/16/2003
1701103221    CA                       91367                                          0                   10/24/2003
1701103225    CA                       91906                                         26                   11/14/2003
1701103226    CA                       92692                                       38.8                   10/24/2003
1701103231    CA                       92845                                       40.5                   10/22/2003
1701103236    CA                       92672                                       18.8                   10/24/2003
1701103238    NV                       89144                                       40.1                   10/27/2003
1701103239    CA                       91311                                       43.5                    11/7/2003
1701103240    CA                       93455                                       36.8 UNI               10/21/2003
1701103248    CA                       91107                                       21.6                   10/20/2003
1701103254    CA                       91762                                       47.1                   10/27/2003
1701103261    CA                       94954                                          0                    11/4/2003
1701103262    CA                       91381                                         30                    11/6/2003
1701103263    CA                       92707                                       26.1                   10/29/2003
1701103269    CO                       80301                                          0                   10/31/2003
1701103270    CA                       93305                                       13.4                   10/24/2003
1701103272    CA                       93065                                         36                    11/7/2003
1701103273    CA                       91325                                       23.1                   10/28/2003
1701103274    CA                       91384                                       38.5                   10/27/2003
1701103279    CA                       91362                                       40.3                    11/7/2003
1701103283    CA                       91343                                         38                   10/24/2003
1701103285    CA                       92656                                       26.7                   10/30/2003
1701103293    CA                       92673                                       29.3                   10/24/2003
1701103297    CA                       95133                                       38.6 PMI               10/28/2003
1701103299    AZ                       85705                                       15.1                   10/29/2003
1701103310    CA                       92703                                       33.9                   11/14/2003
1701103312    CA                       92688                                       23.4                   10/27/2003
1701103314    CA                       92587                                         34                   10/24/2003
1701103316    CA                       92879                                       37.9 PMI               10/24/2003
1701103318    CA                       92139                                       40.5                   10/29/2003
1701103322    AZ                       85745                                       25.6                   11/13/2003
1701103325    CA                       91762                                          0                   11/17/2003
1701103326    CA                       95023                                          0 PMI               11/10/2003
1701103347    CA                       92705                                          0                    11/7/2003
1701103349    CA                       92551                                       42.8                   10/23/2003
1701103350    CA                       91320                                       28.4                    11/5/2003
1701103352    CA                       93010                                         16                    11/7/2003
1701103354    CA                       95762                                          0                   11/10/2003
1701103356    CA                       91803                                       38.8                   11/10/2003
1701103358    CA                       95382                                       43.8                    11/7/2003
1701103362    CO                       80909                                       18.5                   10/29/2003
1701103366    CA                       92808                                       36.6                   11/18/2003
1701103367    CA                       90033                                       37.9                   11/13/2003
1701103368    CA                       92677                                       48.1 UNI               12/15/2003
1701103371    CA                       91304                                          0                   11/18/2003
1701103372    CA                       90266                                          7                   11/11/2003
1701103381    CA                       91104                                       42.1                    11/7/2003
1701103383    CA                       91744                                       44.7                   11/19/2003
1701103385    AZ                       85711                                       25.3                    11/5/2003
1701103390    CA                       91331                                       25.1                   11/12/2003
1701103393    CA                       91361                                       33.6                    11/4/2003
1701103395    CA                       91306                                       40.6                    11/5/2003
1701103398    CA                       91381                                       26.3                    12/1/2003
1701103399    AZ                       85711                                       25.3                    11/5/2003
1701103401    CA                       91304                                       38.2                   11/18/2003
1701103404    CA                       92316                                          0                   11/17/2003
1701103407    AZ                       85715                                       42.7 PMI               11/17/2003
1701103408    CA                       92082                                       19.6                    11/7/2003
1701103409    NE                       68845                                       40.3                   11/26/2003
1701103411    CA                       91709                                       46.5                    1/20/2004
1701103416    CA                       92126                                       36.7                   11/14/2003
1701103418    CA                       90262                                       29.9                   12/16/2003
1701103419    CA                       92694                                       36.6                    12/1/2003
1701103422    CA                       92691                                       38.5                   11/20/2003
1701103424    CA                       92704                                          0                   11/10/2003
1701103427    CA                       91387                                          0                   11/17/2003
1701103428    CA                       92069                                       43.2                   11/20/2003
1701103432    CA                       95032                                       45.7                   11/20/2003
1701103440    NV                       89139                                          0                    12/3/2003
1701103445    CA                       90044                                       33.6                   11/13/2003
1701103447    CA                       93063                                       36.1                   11/14/2003
1701103455    CA                       90262                                       38.2                   11/18/2003
1701103459    CA                       90723                                       40.2                   11/12/2003
1701103460    CA                       91402                                       51.6                   11/18/2003
1701103461    CA                       94132                                       26.7 PMI               11/20/2003
1701103464    CA                       90245                                       48.2                    1/20/2004
1701103467    CA                       92262                                          0 UNI               12/11/2003
1701103470    CA                       91335                                       23.6                   11/19/2003
1701103478    CA                       90278                                       34.7                   11/20/2003
1701103481    CA                       92545                                         28 PMI                 1/8/2004
1701103490    CA                       91331                                       40.1                   11/12/2003
1701103496    CA                       91030                                       42.9                   11/13/2003
1701103497    OH                       45750                                          0                   11/24/2003
1701103498    CA                       92603                                       38.8                   11/24/2003
1701103505    CA                       90265                                       42.3                     1/2/2004
1701103514    CA                       93535                                       47.2                   11/17/2003
1701103520    CA                       90069                                         41                   11/20/2003
1701103534    AZ                       85323                                       37.3                   12/18/2003
1701103543    NV                       89030                                       30.3 MGI               11/26/2003
1701103544    CA                       92324                                       45.2 PMI               11/21/2003
1701103546    CA                       90630                                          0                    12/1/2003
1701103550    CA                       91387                                       43.8                   11/19/2003
1701103552    CA                       91791                                       30.2                   12/11/2003
1701103558    CA                       91362                                       39.7                   11/20/2003
1701103561    AZ                       85710                                       18.8                   12/12/2003
1701103562    CA                       91350                                         32                   12/19/2003
1701103566    CA                       92694                                         40 PMI                12/8/2003
1701103572    CA                       90221                                       37.2                   11/19/2003
1701103574    CA                       90048                                       33.6                   11/21/2003
1701103579    CA                       92505                                       33.7                    12/8/2003
1701103582    CA                       92563                                       42.7 PMI               11/20/2003
1701103585    CA                       92705                                         31                   11/21/2003
1701103586    CA                       91304                                       22.4                   11/24/2003
1701103587    AZ                       86404                                       26.3                   12/15/2003
1701103589    CA                       93041                                       42.1 PMI                12/2/2003
1701103590    CA                       92808                                       38.3                    12/5/2003
1701103594    CA                       95037                                          0                   11/26/2003
1701103595    CA                       95118                                          0                    12/8/2003
1701103601    CA                       91607                                       46.5                   11/24/2003
1701103603    CA                       92260                                       40.6 PMI                12/3/2003
1701103605    CA                       92586                                       48.9                    12/4/2003
1701103606    CA                       91367                                       39.5                   11/21/2003
1701103611    CA                       90029                                       49.7                    12/8/2003
1701103613    CA                       93305                                       38.3                   11/24/2003
1701103614    CA                       92584                                         54                    12/2/2003
1701103615    CA                       93305                                         25                   11/24/2003
1701103618    CA                       92656                                       43.1                    12/8/2003
1701103631    CA                       92508                                       32.8                    12/3/2003
1701103638    NV                       89130                                          0                   12/15/2003
1701103639    CA                       90027                                       29.1                   11/25/2003
1701103644    CA                       90007                                       39.1                   12/11/2003
1701103646    CA                       92372                                       45.4                    1/13/2004
1701103648    CA                       90301                                          0                   12/12/2003
1701103651    CA                       90745                                       38.2                    12/5/2003
1701103656    CA                       92078                                       34.4                    12/3/2003
1701103658    CA                       91301                                       47.8                   12/11/2003
1701103660    CA                       93505                                         41                    12/5/2003
1701103661    CA                       92116                                       49.1                    12/5/2003
1701103663    CA                       90803                                          0                   12/23/2003
1701103668    CA                       92105                                         44                   12/11/2003
1701103672    CA                       92301                                       45.4 PMI               12/15/2003
1701103676    CA                       92844                                       43.5                   12/15/2003
1701103678    CA                       90813                                       32.8                    12/9/2003
1701103681    CA                       95404                                          0 PMI               12/16/2003
1701103682    CA                       92595                                       36.7                    12/5/2003
1701103688    WA                       98406                                       13.7                   12/11/2003
1701103696    CA                       94541                                       42.9 PMI                12/9/2003
1701103699    CA                       91307                                         32                    12/8/2003
1701103702    CA                       93023                                       48.2                    1/16/2004
1701103704    CA                       92672                                       35.3                   12/26/2003
1701103705    CO                       80127                                          0 PMI               12/18/2003
1701103706    CA                       92504                                       35.9 PMI                12/9/2003
1701103708    CA                       91108                                       35.3                   12/17/2003
1701103710    CA                       92064                                          0                    1/12/2004
1701103713    CA                       93065                                          0 PMI               12/11/2003
1701103714    CA                       93065                                       35.2                   12/19/2003
1701103719    CA                       90034                                       15.2                   12/10/2003
1701103721    CA                       92127                                       40.1                   12/18/2003
1701103728    CA                       90731                                       23.2                   12/17/2003
1701103729    CA                       94403                                       36.3                   12/24/2003
1701103736    AZ                       85260                                       42.3                   12/23/2003
1701103743    CA                       90043                                          0                   12/12/2003
1701103746    CA                       92833                                         34                   12/17/2003
1701103749    CA                       93535                                          0 PMI               12/11/2003
1701103754    CA                       91304                                       38.8                   12/18/2003
1701103756    CA                       95219                                       27.1                     1/6/2004
1701103760    CA                       92354                                       35.6                   12/18/2003
1701103762    CA                       91402                                       45.9                   12/18/2003
1701103764    CA                       93065                                       36.7                   12/12/2003
1701103766    CA                       91351                                       30.9                    1/15/2004
1701103768    CA                       93012                                       39.8                   12/19/2003
1701103772    CA                       93036                                       44.5                    1/14/2004
1701103774    MT                       59715                                          0                    1/16/2004
1701103779    CA                       90745                                       25.5                   12/23/2003
1701103780    CA                       93035                                       36.3                     1/8/2004
1701103791    CA                       93550                                       28.7                     1/5/2004
1701103794    CA                       92708                                       31.6                     1/6/2004
1701103795    CA                       93534                                       38.6                   12/17/2003
1701103797    CA                       93012                                       48.9                   12/17/2003
1701103799    CA                       93510                                       46.2                   12/24/2003
1701103800    CA                       91326                                       41.4                   12/24/2003
1701103801    CA                       90293                                       47.7                   12/17/2003
1701103809    CA                       92692                                       33.3                    1/14/2004
1701103811    CA                       93063                                         50                   12/24/2003
1701103813    CA                       92270                                       39.2                    1/26/2004
1701103816    CA                       91340                                        3.1                   12/23/2003
1701103822    CA                       94127                                       39.1                   12/23/2003
1701103823    CA                       92345                                       21.4 PMI                1/22/2004
1701103830    CA                       92530                                       27.9                   12/22/2003
1701103831    CA                       90039                                       26.7                    1/21/2004
1701103843    CA                       95828                                       31.1 PMI               12/24/2003
1701103846    CA                       94523                                       36.9                   12/19/2003
1701103847    CA                       93312                                         42 PMI                1/16/2004
1701103848    CA                       92544                                       28.8                   12/24/2003
1701103850    CA                       91607                                       29.2                    1/15/2004
1701103851    CA                       92651                                         18                   12/22/2003
1701103852    CA                       90813                                         33 PMI                1/26/2004
1701103853    CA                       90813                                       18.1 PMI                1/15/2004
1701103854    CA                       95212                                       26.8                    1/13/2004
1701103859    CA                       90016                                       44.8                   12/24/2003
1701103865    CA                       92270                                       35.3                    1/23/2004
1701103873    AZ                       86404                                          0                    1/13/2004
1701103876    CA                       92883                                       33.5                    1/28/2004
1701103879    CA                       92656                                       31.7                     1/9/2004
1701103884    CA                       92606                                       38.3                   12/29/2003
1701103892    CA                       91320                                       35.2                    1/12/2004
1701103894    CA                       91362                                       36.9                    1/13/2004
1701103898    CA                       92592                                       42.7                    1/12/2004
1701103899    CA                       91361                                          0                    1/12/2004
1701103900    CA                       92027                                       39.6                     1/7/2004
1701103908    CA                       92835                                         40                     1/5/2004
1701103915    CA                       90016                                       17.7                    1/14/2004
1701103916    CA                       91040                                         46 PMI                1/14/2004
1701103918    CA                       90254                                       33.4                     1/6/2004
1701103920    CA                       91321                                          0 PMI                1/23/2004
1701103924    CA                       92545                                       36.7 PMI                1/26/2004
1701103926    CA                       92545                                       37.1                    1/26/2004
1701103928    CA                       92677                                         47                     1/8/2004
1701103933    AZ                       85213                                       42.6                    1/13/2004
1701103935    CA                       91331                                       46.1                    1/16/2004
1701103941    CA                       92570                                          0                     1/9/2004
1701103943    CA                       94801                                       34.1 PMI                1/21/2004
1701103949    CA                       93030                                       41.9                     1/8/2004
1701103956    CA                       94560                                       40.1                    1/21/2004
1701103957    CA                       92629                                       40.7                     1/9/2004
1701103960    CA                       91326                                       29.8                    1/21/2004
1701103962    CA                       91335                                       39.5                    1/21/2004
1701103965    AZ                       86403                                          0                     1/8/2004
1701103967    CA                       95377                                       38.2                    1/13/2004
1701103970    CA                       92108                                          0                    1/12/2004
1701103971    CA                       93021                                       33.3                    1/14/2004
1701103978    CA                       91307                                       34.9                    1/15/2004
1701103982    CA                       90266                                       35.2                    1/16/2004
1701103989    CA                       94536                                       36.8                    1/23/2004
1701103994    CA                       94030                                       35.4                    1/21/2004
1701104009    CA                       93313                                       42.5                    1/26/2004
1701104012    WA                       98362                                       47.8                    1/22/2004
1701104016    CA                       92376                                       31.8                    1/28/2004
1701104018    CA                       91303                                         32                    1/15/2004
1701104020    CA                       90066                                       16.9                    1/22/2004
1701104032    CA                       93063                                          0                    1/21/2004
1701104033    CA                       92315                                          0                    1/22/2004
1701104036    CA                       92672                                       42.3                    1/28/2004
1701104041    CA                       90293                                       19.7                    1/22/2004
1701104049    CA                       92691                                          0                    1/22/2004
1701104051    CA                       91766                                       52.3                    1/20/2004
1701104052    CA                       92840                                          0 PMI                1/23/2004
1701104057    CA                       92562                                       22.5                    1/22/2004
1701104071    CA                       90601                                       13.9                    1/15/2004
1701104073    CA                       92129                                       31.9                    1/26/2004
1701104078    CA                       94134                                       42.5                    1/26/2004
1701104088    CA                       92677                                         34                    1/20/2004
1701104089    CA                       92808                                          0                    1/23/2004
1701104096    CA                       94514                                       34.5                    1/23/2004
1701104106    CA                       92882                                       33.6                    1/26/2004
1701104107    CA                       92691                                          0                    1/22/2004
1701104137    CA                       91746                                       33.5                    1/26/2004
1701104140    CA                       94587                                          0                    1/26/2004
1701104154    CA                       92108                                         30                    1/29/2004
1701104163    CA                       92673                                       41.5                    1/27/2004
1702100082    WA                       98059                                          0                    10/3/2003
1702100086    WA                       98023                                       37.1                    10/3/2003
1702100095    WA                       98105                                       45.4                   10/21/2003
1702100100    WA                       98225                                         41                   10/27/2003
1702100101    WA                       98225                                       36.4                   10/27/2003
1702100102    WA                       98230                                       46.4                   10/28/2003
1702100105    WA                       98133                                       44.4 PMI               10/28/2003
1702100111    WA                       98223                                       34.2 PMI               12/16/2003
1702100112    WA                       98374                                       31.2 PMI                12/3/2003
1702100115    WA                       98116                                          0                   12/16/2003
1702100116    WA                       98241                                       38.6 PMI                12/8/2003
1702100117    OR                       97734                                       38.9 PMI               12/15/2003
1702100118    WA                       98902                                       45.4 PMI               12/24/2003
1702100123    WA                       98166                                         28 PMI               12/23/2003
1702100126    WA                       98404                                          0                   12/22/2003
1702100127    OR                       97754                                       45.2 PMI               12/22/2003
1702100129    WA                       98058                                       35.2                     1/6/2004
1702100132    WA                       98047                                       37.7                     1/9/2004
1702100140    WA                       98033                                       44.4 PMI                1/22/2004
1702100141    WA                       98030                                       37.8 PMI                1/22/2004
1702100142    WA                       98362                                       43.1                    1/26/2004
1702100144    WA                       98033                                       38.6                    1/20/2004
1702100151    WA                       98205                                          0                    1/27/2004
1703100011    CO                       80503                                         36                   10/17/2003
1703100070    CO                       80126                                         46 PMI                12/3/2003
1703100076    CO                       80004                                       22.1                   10/10/2003
1703100080    CO                       80126                                       45.1 PMI                9/29/2003
1703100083    CO                       80017                                         44                    10/1/2003
1703100090    CO                       80209                                       35.9                   10/31/2003
1703100094    CO                       80210                                          0                   10/17/2003
1703100097    CO                       80033                                          0                   10/17/2003
1703100098    CO                       80222                                       30.5                    10/9/2003
1703100102    CO                       80237                                          0                   10/24/2003
1703100104    CO                       80012                                       27.1 PMI               10/17/2003
1703100113    CO                       80428                                         38 RAD               10/17/2003
1703100115    NM                       87540                                       45.7                   10/27/2003
1703100117    CO                       80020                                       48.3 PMI                11/7/2003
1703100121    CO                       80015                                          0                   10/30/2003
1703100126    CO                       80904                                       37.6                   10/29/2003
1703100131    CO                       80003                                       36.6                   11/10/2003
1703100133    CO                       80128                                       25.4                    11/3/2003
1703100137    CO                       80210                                       27.9                   10/28/2003
1703100139    CO                       80516                                         45                    11/5/2003
1703100149    CO                       80918                                       49.7                   12/26/2003
1703100151    CO                       80226                                       38.6                   11/14/2003
1703100161    CO                       80111                                       37.6 PMI               12/16/2003
1703100162    CO                       80504                                          0                   11/19/2003
1703100170    NM                       87501                                         44                    12/2/2003
1703100172    CO                       80403                                       35.9                   12/23/2003
1703100174    CO                       80906                                       32.9                   12/12/2003
1703100175    CO                       80918                                          0 PMI                12/5/2003
1703100179    CO                       80911                                       44.1                    12/5/2003
1703100182    CO                       80236                                       19.1                    1/14/2004
1703100185    NV                       89052                                       27.3 PMI               12/22/2003
1703100187    CO                       80602                                       43.2 PMI               12/19/2003
1703100190    CO                       80013                                         34                     1/8/2004
1703100192    CO                       80911                                       44.4 PMI               12/12/2003
1703100193    NV                       89074                                       33.5                   12/24/2003
1703100199    CO                       80020                                       49.1 PMI               12/30/2003
1703100203    CO                       80123                                       33.1 PMI               12/18/2003
1703100204    NV                       89032                                         34 PMI                1/13/2004
1703100207    CO                       80214                                       44.2                   12/22/2003
1703100215    CO                       80241                                         33 PMI               12/22/2003
1703100217    CO                       80219                                       20.6                    1/20/2004
1703100219    NV                       89015                                       27.8                     1/5/2004
1703100220    CO                       80126                                       43.7                   12/24/2003
1703100221    CO                       81131                                         43 PMI                1/12/2004
1703100222    CO                       80124                                       43.8                   12/26/2003
1703100233    CO                       80401                                       27.1                     1/2/2004
1703100238    NV                       89135                                       28.4                     1/5/2004
1703100244    CO                       80920                                       41.2                     1/9/2004
1703100247    CO                       80010                                          0                    1/16/2004
1703100248    CO                       80915                                       34.5 PMI                1/27/2004
1703100251    CO                       80226                                       32.2                    1/20/2004
1703100263    CO                       80907                                       44.4                    1/27/2004
1703100272    CO                       80206                                       37.4                    1/29/2004
1901008936    NY                       10901                                       23.5                     6/5/2003
1901009915    NY                       11020                                       46.7                    6/10/2003
1901010847    NJ                        7628                                       48.3                    9/25/2003
1901011291    NY                       11717                                       16.3                    12/4/2003
1901011391    NJ                        7204                                       39.5                   11/14/2003
1901011412    MA                        1605                                       26.8                   11/10/2003
1901011486    NY                       11207                                         47                   11/14/2003
1901011491    NJ                        7458                                         35                   10/13/2003
1901011504    NY                       10309                                       31.9                   11/21/2003
1901011671    NJ                        7201                                       31.5                   11/11/2003
1901011747    NY                       11208                                       47.8                   11/13/2003
1901011749    NY                       12538                                          0 PMI               12/12/2003
1901011780    CT                        6762                                       49.9                   11/18/2003
1901011804    NY                       10459                                         49                   11/25/2003
1901011834    NY                       11428                                       31.1                    1/12/2004
1901011905    NJ                        8540                                         40                   11/20/2003
1901012285    NJ                        8753                                       39.7                   11/24/2003
1901012299    NY                       11433                                       38.7                   11/28/2003
1901012430    CT                        6757                                          0                   12/17/2003
1901012461    MA                        1605                                          0 PMI               12/31/2003
1901012625    NY                       11746                                       45.6                     1/2/2004
1901013157    NJ                        7928                                       36.7                    1/26/2004
3302000285    GA                       30014                                       12.4                    11/3/2003
5201461700    PA                       19115                                       31.4                    3/11/2003
5201553900    NY                       11779                                          0                    6/27/2003
7301100043    GA                       30205                                       45.6                    12/9/2003
7301100050    GA                       30269                                       42.6                   12/30/2003

Id            SalesPrc        DocType        Mos1stRtChg   Mos1stPmtChg   LookBack      IntRtRndFct    CLTV
--            --------        -------        -----------   ------------   --------      -----------    ----
36558583               169500 SN                        24             24                                      99.82
36565364                    0 LD                         0              0                                      84.82
36565745               365000 LD                         0              0                                      74.52
36576619               105000 LD                        24             24                                      99.76
36580009                    0 SN                        24             24                                      99.92
36587954                    0 LD                        24             24                                         95
36590370                    0 LD                        24             24                                      92.62
36590586                    0 SN                        24             24                                      99.83
36597953                    0 SN                        24             24                                      91.59
36600955                    0 LD                        24             24                                      99.24
36603686               189000 LD                        24             24                                      99.81
36612281                    0 LD                         0              0                                      89.84
36615359                70000 LD                        24             24                                        100
36617413                    0 SN                        24             24                                      76.03
36628063               330000 LD                        24             24                                      94.91
36628741                    0 LD                        24             24                                      89.93
36632214                67000 LD                        24             24                                      99.88
36632743               170458 SN                        24             24                                      99.77
36633683               115000 SN                        24             24                                      99.88
36636496               159990 LD                        24             24                                        100
36638294                65000 SN                        24             24                                      99.94
36644995               144900 SN                        24             24                                      79.87
36647790                94500 SN                        24             24                                      99.93
36650430               165000 LD                        24             24                                      99.93
36650927               124000 LD                        24             24                                      99.89
36653004                82400 LD                        24             24                                      99.93
36655546               180500 SN                        24             24                                      99.93
36655744               125000 SN                        24             24                                      94.91
36657179               216000 SN                        24             24                                      99.92
36657278               139900 SN                         0              0                                      99.88
36659845                    0 SN                        24             24                                      88.58
36662179                80600 SN                        24             24                                      99.82
36666238               250000 SN                        24             24                                      99.84
36668507               238500 LD                        24             24                                      99.88
36669158                    0 SN                        24             24                                      99.64
36670974               146820 LD                        24             24                                        100
36671378                    0 LD                         0              0                                      61.59
36671568               190000 LD                        24             24                                        100
36673531               169679 SN                         0              0                                      99.93
36673820               190000 SN                        24             24                                      99.89
36676047               245000 SN                        24             24                                      99.94
36677151               139500 SN                         0              0                                      99.94
36678266               183000 SN                        24             24                                      99.92
36678415                    0 SN                        24             24                                      99.26
36679504               200000 LD                        24             24                                      99.92
36683167                86000 SN                        24             24                                      99.86
36689677               209361 SN                        24             24                                        100
36691871                    0 LD                         0              0                                      88.28
36691970                    0 LD                        24             24                                         95
36693000               120000 SN                        24             24                                      89.93
36696680               131000 LD                        24             24                                       99.8
36696706               308000 SN                        24             24                                      99.87
36698066                    0 LD                         0              0                                      79.75
36698959               119000 SN                        24             24                                         75
36701894               216000 LD                        24             24                                        100
36704179               138000 LD                        24             24                                      99.89
36705663               190000 SN                         0              0                                      99.94
36707495               171900 SN                        24             24                                      99.85
36707677               201000 SN                        24             24                                      99.92
36708931               145700 SN                        24             24                                      99.84
36711752               280500 SN                        24             24                                      99.93
36712750               125000 SN                        24             24                                      99.92
36714814               176820 SN                        24             24                                      99.85
36721108               195000 LD                        24             24                                        100
36721637               129000 SN                        24             24                                      94.87
36722163               180000 SN                        24             24                                      99.92
36726040               146900 SN                        24             24                                        100
36727360               270000 SN                        24             24                                        100
36727600               212000 SN                        24             24                                      99.84
36728541               115000 SN                         0              0                                      99.87
36728657               120001 LD                        24             24                                      99.91
36729606                    0 LD                        24             24                                      94.98
36729846               117000 SN                        24             24                                      99.93
36730950               284500 LD                         0              0                                      94.93
36733087               115000 SN                        24             24                                      99.92
36734044                    0 LD                        24             24                                      89.94
36734192               140500 SN                        24             24                                      94.84
36738466               249900 LD                        24             24                                        100
36742518               254000 SN                        24             24                                        100
36742591               305000 SN                        24             24                                        100
36742781                    0 LD                        24             24                                      94.99
36744225                    0 SN                        24             24                                        100
36745131               156500 SN                        24             24                                        100
36747616                    0 SN                        24             24                                      89.89
36748507               153900 SN                        24             24                                        100
36749463               171926 SN                        24             24                                        100
36749596               180000 SN                        24             24                                         80
36752301               137000 SN                        24             24                                        100
36752830                    0 LD                         0              0                                         95
36754026                    0 LD                        24             24                                      89.88
36755940               205000 SN                         0              0                                      99.94
36756948                    0 SN                        24             24                                      97.41
36757482               289900 LD                        24             24                                        100
36757896               203357 SN                        24             24                                        100
36759215               191900 SN                        24             24                                        100
36759256               341000 LD                        24             24                                         80
36763019               130000 LD                        24             24                                        100
36763290                    0 LD                        24             24                                         95
36767119                72000 SN                         0              0                                         90
36769602                    0 LD                        24             24                                      84.82
36769982               133000 SN                        24             24                                        100
36770196               320454 SN                        24             24                                        100
36770832               224000 LD                        24             24                                      99.88
36771640                    0 SN                        24             24                                      78.71
36771715               138000 LD                        24             24                                        100
36774776               154000 SN                        24             24                                         95
36775807                    0 SN                         0              0                                        100
36775815                78500 SN                        24             24                                        100
36776185               115000 SN                        24             24                                        100
36776532               255000 SN                        24             24                                        100
36776672               285000 LD                        24             24                                        100
36776938               189000 SN                        24             24                                        100
36777324               241449 SN                        24             24                                        100
36777456                    0 SN                        24             24                                      89.98
36778678                    0 SN                         0              0                                         90
36780856               223175 SN                        24             24                                        100
36781193                70500 LD                        24             24                                        100
36781433                    0 SN                        24             24                                         90
36781573                    0 SN                         0              0                                      96.57
36782209               111500 SN                        24             24                                        100
36784296               148000 SN                        24             24                                        100
36786945                41200 LD                        24             24                                        100
36788081               272000 SN                        24             24                                      99.94
36788719               210000 LD                        24             24                                        100
36788743               302000 LD                        24             24                                        100
36788859               190000 SN                        24             24                                        100
36788974                    0 SN                        24             24                                      94.44
36789683               119950 SN                        24             24                                        100
36791218                43700 SN                         0              0                                        100
36791739               212000 SN                        24             24                                      99.93
36792190               121000 SN                        24             24                                        100
36792778               140000 SN                        24             24                                        100
36793594               295000 SN                        24             24                                        100
36794410                    0 LD                        24             24                                       94.8
36796381                    0 SN                         0              0                                         90
36797017               160000 SN                        24             24                                        100
36797298               130000 LD                        24             24                                         95
36797769                    0 SN                        24             24                                      98.06
36798049               193000 SN                         0              0                                        100
36798742                    0 SN                        24             24                                      84.86
36799211               215000 SN                        24             24                                        100
36799401               320000 SN                        24             24                                        100
36800282               240000 SN                        24             24                                        100
36800423               118000 SN                        24             24                                        100
36801140               225000 SN                        24             24                                        100
36801710                    0 SN                        24             24                                         75
36801744                    0 SN                        24             24                                         95
36802320               198800 SN                        24             24                                        100
36802395               270500 SN                        24             24                                        100
36802874               128000 SN                        24             24                                        100
36802890               120000 LD                         0              0                                        100
36802965                85000 SN                        24             24                                        100
36803237               286000 SN                        24             24                                      98.88
36803328               190000 SN                        24             24                                        100
36804201               152000 SN                        24             24                                        100
36804615               148200 SN                        24             24                                        100
36804920                85500 SN                        24             24                                        100
36805026               145000 SN                        24             24                                        100
36805935               162250 LD                        24             24                                        100
36806164               231000 SN                        24             24                                        100
36806511               188000 SN                        24             24                                        100
36808210               395000 SN                        24             24                                      81.01
36808483               220000 SN                        24             24                                        100
36808939                    0 LD                        24             24                                        100
36809036               270000 SN                        24             24                                        100
36809242                    0 SN                        24             24                                        100
36809846                62000 SN                         0              0                                        100
36812428                    0 SN                        24             24                                      93.49
36813129               130000 LD                        24             24                                        100
36813475               169900 SN                        24             24                                        100
36813699               184800 LD                        24             24                                        100
36813954                78500 SN                        24             24                                        100
36815074               236000 SN                        24             24                                        100
36815215               223977 SN                        24             24                                        100
36815249                    0 SN                        24             24                                         90
36815322                    0 LD                        24             24                                         90
36815470                89500 LD                         0              0                                        100
36816023               147000 SN                        24             24                                        100
36816387               142000 SN                        24             24                                        100
36817278               145564 SN                        24             24                                        100
36817674               213000 SN                        24             24                                      94.84
36818334               148900 SN                        24             24                                        100
36819233                    0 FU                        24             24                                      98.77
36819407               380000 SN                        24             24                                         80
36819555                    0 LD                        24             24                                      94.23
36820520               170000 SN                        24             24                                        100
36821049               312001 SN                        24             24                                        100
36821296                    0 LD                        24             24                                      95.85
36821353               265000 SN                        24             24                                        100
36821726               240000 SN                        24             24                                        100
36822005                65000 SN                        24             24                                        100
36822229               299000 SN                        24             24                                        100
36823813               162500 SN                        24             24                                        100
36824050               205000 LD                        24             24                                        100
36826212               232700 SN                        24             24                                        100
36826899               175000 SN                        24             24                                        100
36827616               242000 SN                        24             24                                        100
36827640                    0 SN                        24             24                                      84.98
36827921               151103 SN                        24             24                                        100
36828010                    0 LD                        24             24                                      89.74
36828341                    0 SN                        24             24                                        100
36828770               157500 SN                        24             24                                        100
36829356               232000 SN                        24             24                                        100
36829711               295000 SN                        24             24                                        100
36829885                58000 SN                        24             24                                        100
36829935               115000 LD                        24             24                                        100
36832459               184750 LD                        24             24                                        100
36832491               150000 SN                        24             24                                        100
36832517               191000 SN                        24             24                                        100
36832905               133350 SN                         0              0                                        100
36833267               185000 LD                        24             24                                        100
36834323               280000 SN                        24             24                                        100
36834687               225000 SN                        24             24                                        100
36834794               117420 SN                        24             24                                        100
36835668               315000 SN                        24             24                                        100
36836989               215950 SN                        24             24                                        100
36837276                    0 LD                         0              0                                      78.81
36837359               160500 SN                        24             24                                         95
36838019               267000 SN                        24             24                                        100
36838746               148900 SN                         0              0                                        100
36839355                86200 SN                        24             24                                        100
36839595               175000 LD                        24             24                                        100
36839983                    0 SN                         0              0                                         90
36840973               319000 SN                        24             24                                        100
36842433                92800 SN                        24             24                                        100
36842714               285000 SN                        24             24                                        100
36842722               170000 SN                        24             24                                        100
36842961               400000 SN                        24             24                                         80
36843449                    0 LD                         0              0                                      87.43
36843480               173900 SN                        24             24                                        100
36844298               136000 SN                        24             24                                        100
36844561                    0 SN                        24             24                                      97.65
36844579               178900 SN                        24             24                                        100
36845030               162000 SN                        24             24                                        100
36845766               129500 SN                        24             24                                        100
36846731               178000 SN                        24             24                                        100
36846897               139000 SN                        24             24                                         95
36847960               255000 SN                        24             24                                        100
36848075               160000 SN                        24             24                                        100
36848166               175000 SN                        24             24                                        100
36849974               130000 SN                        24             24                                        100
36850303                    0 LD                         0              0                                      93.78
36851798               259000 SN                        24             24                                        100
36853018                83000 SN                        24             24                                        100
36853455               259000 SN                        24             24                                        100
36853554               305000 SN                        24             24                                        100
36854024               215000 LD                        24             24                                        100
36854065               200000 SN                         0              0                                        100
36854438                    0 SN                        24             24                                      98.72
36858314               215000 SN                        24             24                                        100
36860823                40000 SN                        24             24                                        100
36866721               192500 SN                        24             24                                         95
36867091                81000 SN                        24             24                                         95
36867364               180000 SN                        24             24                                         95
36875243                99000 LD                        24             24                                        100
36875540               280000 SN                        24             24                                        100
1101001566                  0 FU                         0              0                                       78.8
1101001751             243800 SV                         6              6                                      79.98
1101001797             173000 FU                        60             60                                      87.86
1101001862              85000 SV                         6              6                                         90
1101001939             340000 NI                        60             60                                      94.91
1101001944                  0 NI                        60             60                                      38.71
1101001957             293000 SV                        60             60                                         70
1101001996                  0 NI                         0              0                                      54.25
1101002009                  0 SN                        24             24                                      59.26
1101002015             329900 NI                         0              0                                         90
1101002054                  0 SI                         0              0                                      79.35
1101002061             210000 FU                        24             24                                       78.1
1102000515             350000 NI                        60             60                                         95
1102000554                  0 SV                        60             60                                         90
1102000568                  0 SV                        60             60                                       89.9
1102000574                  0 NI                         0              0                                         90
1102000577              49000 NV                         0              0                                         95
1102000587                  0 SV                        60             60                                      73.36
1102000621                  0 NI                         6              6                                      65.58
1102000622                  0 SV                         6              6                                      70.57
1102000666                  0 SV                        24             24                                         90
1104000051              44500 SI                         0              0                                         95
1104000131              64900 SV                        60             60                                         95
1104000142                  0 SI                         0              0                                         75
1104000172             335000 SV                         6              6                                         80
1104000184             179000 FU                         6              6                                      72.01
1104000203             375000 SV                        60             60                                         80
1104000219             471158 FU                         6              6                                         80
1104000237              68000 NV                         0              0                                         90
1104000240              90000 SI                        24             24                                         90
1104000284                  0 FU                         6              6                                         80
1104000285                  0 FU                         6              6                                         80
1105000567             144900 NI                        60             60                                       79.3
1105000605                  0 FU                         0              0                                         80
1105000639                  0 NV                         0              0                                         80
1105000706             100000 SI                        60             60                                         95
1105000707                  0 SI                         0              0                                      71.88
1105000724                  0 NV                         0              0                                         80
1105000764                  0 SN                        24             24                                         75
1105000779             330500 NI                        60             60                                         90
1105000792             175000 SI                        60             60                                         90
1105000827                  0 FI                        24             24                                      43.19
1105000859             660000 FU                         0              0                                         75
1105000860                  0 SN                        24             24                                      85.71
1105000866             120000 FI                        24             24                                         95
1105000869                  0 FI                        24             24                                         85
1105000896             710000 FU                         6              6                                         85
1105000900                  0 FU                        24             24                                         90
1105000910                  0 SV                        24             24                                       52.5
1105000914                  0 NI                        60             60                                      52.52
1105100066             340000 FU                         0              0                                      59.93
1105100297                  0 FU                        24             24                                      89.85
1105100318                  0 SN                        24             24                                      72.15
1105100376                  0 FI                        24             24                                      73.79
1105100412                  0 SN                        24             24                                      58.77
1105100456                  0 FI                        24             24                                      73.64
1105100473             176000 NI                        60             60                                         95
1105100486             240000 SN                        24             24                                      89.82
1105100509             290000 FI                        24             24                                      94.88
1105100616             220000 NI                        60             60                                      94.92
1105100666          105857.25 SN                        24             24                                      66.94
1105100675             200000 FI                        24             24                                         90
1105100753                  0 FI                        24             24                                         80
1105100791             142350 NI                        60             60                                      94.92
1105100824                  0 NV                         0              0                                      76.32
1105100860             160000 SN                        24             24                                         80
1105100877                  0 FI                        24             24                                         80
1105100917                  0 NI                        60             60                                         80
1105100922             125000 FI                        24             24                                         90
1105100959                  0 FI                         0              0                                      53.28
1105100973                  0 FI                        24             24                                         80
1105100984                  0 SI                        60             60                                      69.94
1105100989                  0 SN                        24             24                                      76.56
1105101000                  0 SN                        24             24                                         80
1105101003                  0 FI                        24             24                                      68.97
1105101016             428000 SV                        24             24                                         90
1105101017                  0 NI                        60             60                                      74.67
1105101020                  0 NI                        60             60                                      79.35
1105101021                  0 NI                        60             60                                       49.1
1105101032             270300 SN                        24             24                                         90
1105101041                  0 NI                        60             60                                      38.02
1105101062                  0 FI                        24             24                                         90
1105101064                  0 SV                        60             60                                         70
1105101074                  0 FI                         0              0                                      62.22
1105101094                  0 SN                        24             24                                      55.24
1105101109             180000 FI                        24             24                                         95
1105101122                  0 FI                        24             24                                      21.43
1105101129                  0 NI                        60             60                                      67.71
1105101180             175000 SN                        24             24                                         70
1105101201             239900 SN                        24             24                                         85
1105101207             201111 SV                        24             24                                         95
1105101215                  0 FI                        24             24                                         90
1105101225                  0 SN                        24             24                                      74.07
1105101230                  0 SN                        24             24                                      77.67
1105101233             329000 FI                        24             24                                         95
1105101236             300000 FI                        24             24                                         80
1105101257                  0 FI                        24             24                                      70.59
1105101258                  0 SN                        24             24                                      69.66
1105101259              90000 FI                         0              0                                         80
1105101268             325000 SN                        24             24                                         90
1105101276                  0 SN                        24             24                                      62.67
1105101277                  0 SN                        24             24                                         80
1105101282             484500 FI                        24             24                                         80
1105101286                  0 SN                        24             24                                      60.96
1105101289             400000 NI                        60             60                                         95
1105101294                  0 FI                        24             24                                         90
1105101302                  0 SN                        24             24                                      69.02
1105101303                  0 SN                        24             24                                      27.78
1105101304                  0 SN                        24             24                                       84.9
1105101305                  0 FI                        24             24                                         90
1105101319                  0 FI                        24             24                                      51.79
1105101346                  0 SN                        24             24                                      82.97
1105101347                  0 SN                        24             24                                         85
1105101353                  0 SN                        24             24                                      68.09
1105101355                  0 SN                        24             24                                      75.91
1105101357             100000 SN                        24             24                                         90
1105101359             260000 FI                        24             24                                         80
1105101365                  0 SN                        24             24                                         85
1105101366              66500 FI                        24             24                                         95
1105101371                  0 SN                        24             24                                         85
1105101373                  0 SN                        24             24                                      82.29
1105101374                  0 SN                        24             24                                      49.64
1105101376                  0 FI                        24             24                                      63.41
1105101382             350000 SN                        24             24                                         90
1105101384                  0 FI                        24             24                                         85
1105101388                  0 SN                        24             24                                         80
1105101389                  0 SN                        24             24                                         85
1105101391                  0 FI                        24             24                                         85
1105101392                  0 SN                        24             24                                      53.43
1105101395              77000 FI                        24             24                                         90
1105101398             225000 FI                        24             24                                         85
1105101404                  0 SN                        24             24                                         80
1105101405                  0 FI                        24             24                                         75
1105101409             455680 NI                        60             60                                      68.17
1105101410                  0 SN                        24             24                                         84
1105101413                  0 FI                        24             24                                         80
1105101415                  0 SN                        24             24                                         75
1105101418                  0 SN                        24             24                                      59.63
1105101424             277000 FI                        24             24                                         80
1105101425                  0 SN                        24             24                                         85
1105101426                  0 FI                        24             24                                         80
1105101427                  0 FI                        24             24                                         70
1105101431                  0 FI                        24             24                                      74.23
1105101434                  0 SN                        24             24                                         90
1105101445                  0 SI                        60             60                                         80
1105101450                  0 SN                        24             24                                      84.91
1105101460             645000 SI                         6              6                                         80
1105101470                  0 NI                         0              0                                      64.96
1105101478             109900 FI                        24             24                                         95
1105101479             108000 FI                        24             24                                         90
1105101482                  0 SV                        24             24                                      54.39
1105101484             495000 SN                         0              0                                         80
1105101489                  0 SN                        24             24                                         75
1105101491             212000 FI                        24             24                                         80
1105101493              91000 FI                        24             24                                         90
1105101498             400000 SV                         0              0                                         75
1105101507             366000 SV                         0              0                                         95
1105101509                  0 SN                        24             24                                         65
1105101518                  0 SV                        24             24                                         80
1105101527                  0 FI                        24             24                                      56.16
1105101538             155000 SN                        24             24                                         70
1105101542                  0 SV                        24             24                                         90
1105101546                  0 SN                        24             24                                         65
1105101547                  0 SN                        24             24                                      77.24
1105101551             135000 SV                        24             24                                         80
1105101565             483000 SN                        24             24                                         90
1105101572                  0 SV                        24             24                                      86.73
1105101581             171000 SN                        24             24                                         85
1105101585                  0 FU                        24             24                                         80
1105101590             132000 SN                        24             24                                         80
1105101600                  0 FU                         0              0                                         90
1105101601                  0 FU                         0              0                                         90
1105101605              89900 FU                         0              0                                         80
1105101617             160000 SV                        24             24                                         80
1105101620                  0 SN                         0              0                                      33.33
1105101625                  0 FI                        24             24                                         80
1105101630             280000 NI                        60             60                                         95
1105101642             160000 FU                        24             24                                         70
1105101644             127000 SV                        24             24                                         90
1105101659                  0 FI                         0              0                                      71.76
1105101665                  0 FI                        36             36                                      79.94
1105101669                  0 NI                        60             60                                         80
1105101675                  0 SN                        24             24                                      30.75
1105101678             345000 SN                        24             24                                         80
1105101681             290000 SV                        24             24                                         80
1105101686             105000 FU                        24             24                                         95
1105101693                  0 FI                        24             24                                      53.87
1105101699             250000 SN                        24             24                                      79.92
1105101704             222000 NI                         0              0                                      36.04
1105101707             350000 SV                        24             24                                         80
1105101741                  0 SN                         0              0                                         75
1105101742              91000 FI                        24             24                                         80
1105101771                  0 FI                         0              0                                      45.45
1105101865             178995 SN                        24             24                                         80
1106000061                  0 FU                         0              0                                      52.13
1106000160             400000 SV                         6              6                                         80
1106000163                  0 SV                         6              6                                      77.65
1106000172             935000 FU                         0              0                                      42.78
1106000178             762000 SV                        60             60                                         80
1108000233                  0 NI                        60             60                                         64
1111000007                  0 FU                         0              0                                      78.27
1112000106             195000 SV                         0              0                                      94.92
1112000117             226000 FU                        60             60                                         80
1112000124             228000 SV                         6              6                                         80
1112000132             289000 SN                        24             24                                         90
1112000152             108000 NI                        60             60                                         85
1112000157             320000 FU                        60             60                                         80
1112000175                  0 FI                        24             24                                      68.66
1112000183                  0 SN                        24             24                                      62.59
1113000027             200700 SV                         6              6                                      94.99
1113000036             640000 FU                         0              0                                      64.84
1113000038                  0 SI                        60             60                                      77.53
1113000043            1118442 SV                         6              6                                      67.06
1113000052             810000 NV                         0              0                                      55.56
1301001107                  0 FU                         0              0                                      65.47
1301001146              72000 SI                         0              0                                      89.94
1301001190             170000 SN                        24             24                                       82.5
1301001199             154500 SI                        36             36                                         80
1301001204             112000 FU                         6              6                                         95
1301001207             360000 SI                        60             60                                         70
1301001209             350000 SV                         6              6                                         75
1301001210             310000 SI                         6              6                                         95
1301001216             115000 SI                        36             36                                         80
1301001220             280000 SI                        24             24                                         80
1302001094                  0 SV                        60             60                                      90.18
1302001165             118000 NI                        60             60                                         95
1302001183             116000 SV                        60             60                                         80
1302001190              84000 SV                        60             60                                         95
1302001198                  0 NI                         0              0                                         80
1302001199             115200 FU                        36             36                                      94.97
1302001210             149900 FU                        60             60                                         80
1302001211             228000 NI                         6              6                                         95
1302001214              87500 SI                        36             36                                         70
1303000759             198916 NI                        60             60                                      69.98
1303000980                  0 SI                        60             60                                      44.55
1303001034             165500 NI                        60             60                                         95
1303001084             248000 NI                         6              6                                      85.08
1303001122             269900 FU                        60             60                                      79.84
1303001141                  0 SV                        60             60                                         80
1303001157                  0 SN                        24             24                                         65
1303001158                  0 SV                        60             60                                         85
1303001159             530000 SV                        60             60                                         80
1303001161             295000 NI                         6              6                                         80
1303001164                  0 SN                        24             24                                      79.94
1303001168                  0 SV                         6              6                                         80
1303001180              92490 SV                         6              6                                      79.95
1303001184             440000 SV                         6              6                                         90
1303001188             280000 SV                         6              6                                         80
1303001220                  0 SV                         6              6                                      61.75
1303001235                  0 SV                        36             36                                      70.89
1304003078             145900 FU                         6              6                                         80
1304003109                  0 SI                         0              0                                      72.96
1304003287             554500 SV                         6              6                                         90
1304003338             142000 NI                        60             60                                         95
1304003493                  0 SV                         6              6                                         80
1304003519             189700 SV                         6              6                                         95
1304003538                  0 SV                         6              6                                      87.12
1304003566                  0 SI                        60             60                                         75
1304003617             153900 NI                        60             60                                         95
1304003625             102000 FU                         6              6                                         95
1304003626             154250 FU                         0              0                                         80
1304003633             121000 NI                        60             60                                         95
1304003646             106000 NI                         6              6                                         95
1304003654             103000 FU                         0              0                                         80
1304003657             231000 SV                        60             60                                         80
1304003662             180000 FU                         6              6                                         95
1304003685                  0 NI                        60             60                                         60
1304003692             210000 SV                         6              6                                         95
1304003711                  0 NI                         6              6                                      65.53
1304003719                  0 SV                        60             60                                      75.74
1304003745             123900 FU                         6              6                                         95
1304003761                  0 SV                        60             60                                      78.73
1304003784             249887 FU                         6              6                                         80
1304003787             153615 NI                        60             60                                         95
1304003804                  0 NI                         6              6                                       57.4
1304003808             255000 SI                        60             60                                         80
1304003823             112000 SV                        60             60                                         95
1304003834                  0 SV                         6              6                                         80
1304003852             235499 NI                        24             24                                         95
1304003868             618900 SV                         6              6                                      78.95
1304003882             140000 FU                         6              6                                         95
1304003883             102000 SV                        24             24                                         80
1304003892             368000 FU                        24             24                                         95
1304003900                  0 SI                         0              0                                         80
1304003930             124000 SV                        60             60                                         80
1304003941             155000 FU                         6              6                                         80
1304003943             100000 FU                         0              0                                         90
1304003950                  0 SI                         0              0                                         80
1304003961                  0 NV                         0              0                                      77.14
1304003963              99500 FU                        24             24                                         90
1304003972             178515 FU                         6              6                                         80
1304003987                  0 SI                         6              6                                      91.29
1304003990             295000 FU                         6              6                                         80
1304004034             201400 SI                         6              6                                         80
1308000957             119990 FU                         0              0                                      94.64
1308000960             122990 FU                         0              0                                      94.67
1308001146             125145 FU                         0              0                                      79.99
1308001235             139226 NI                        60             60                                      94.83
1308001411                  0 NV                         0              0                                      79.93
1308001416                  0 NV                         0              0                                      79.93
1308001493             114100 FU                        60             60                                      94.96
1308001494             159305 NI                         0              0                                      74.01
1308001609             189900 SI                         0              0                                         90
1308001621             186500 SI                        60             60                                         80
1308001625             220000 SI                         6              6                                         80
1308001652             185800 FU                        60             60                                         80
1308001655             193500 FU                        60             60                                         80
1308001656             117000 FU                        60             60                                         90
1308001691             256900 SV                        60             60                                      79.99
1308001694             109990 SI                        24             24                                      76.82
1308001698                  0 NI                         6              6                                         80
1308001701              74000 FU                        60             60                                         95
1308001726                  0 SV                         6              6                                         80
1308001796             106200 NV                         0              0                                      79.25
1308001812                  0 SV                         6              6                                      65.36
1308001826             258900 SV                        24             24                                      79.99
1309002238          266675.84 FU                         6              6                                      79.98
1309002732             236694 SI                        24             24                                         80
1309002742             184710 SI                         0              0                                         80
1309002766             105900 SV                        60             60                                         85
1309002804             121400 NI                        60             60                                         95
1309002869             234900 NI                        60             60                                         95
1309002877             437900 FU                         0              0                                         80
1309002900             108150 FU                        60             60                                      94.87
1309002906                  0 NI                        60             60                                         95
1309002921             155000 NI                        60             60                                         80
1309002960             143620 NI                        60             60                                         95
1309002999             535000 FU                        60             60                                         80
1309003025             115900 FU                        60             60                                         80
1309003035             795000 FU                         0              0                                         80
1309003036          189729.31 NI                         6              6                                         70
1309003037                  0 SV                        60             60                                      55.87
1309003066                  0 NV                         0              0                                         80
1309003071                  0 NI                        60             60                                         80
1309003117                  0 SI                        60             60                                      79.17
1309003118             209970 NI                        60             60                                      94.99
1309003138             826365 FU                         0              0                                      60.51
1309003171             136200 FU                        60             60                                         80
1309003174             209000 NI                        60             60                                         80
1309003186                  0 SI                         0              0                                       79.8
1309003232             170000 FU                        60             60                                         80
1309003243             188887 SI                        60             60                                      94.98
1309003251             341000 SI                         6              6                                      94.63
1309003257             197300 SV                        60             60                                         80
1309003273             245000 SV                         6              6                                         80
1309003315             250000 NI                         6              6                                         80
1309003320             164046 SV                        60             60                                         95
1309003321             182900 SV                        60             60                                         80
1309003331             217000 NI                         6              6                                         95
1309003334             106500 FU                        60             60                                         80
1309003353                  0 NI                         6              6                                      94.83
1309003367             167000 SV                        60             60                                         95
1309003369             152400 FU                        84             84                                         80
1309003380                  0 NI                         0              0                                      44.78
1309003408             209900 FU                        60             60                                         80
1309003414             120000 SI                        60             60                                      79.17
1309003416             121900 NI                         0              0                                         95
1309003425             104100 SV                        24             24                                         95
1309003428                  0 SV                        60             60                                      73.85
1309003437             230000 FU                        36             36                                         80
1309003471             376000 FU                        36             36                                         80
1309003482                  0 SV                         6              6                                         80
1309003483             115900 NI                        36             36                                         95
1309003489             125100 SI                         0              0                                         90
1309003523             100000 FU                         0              0                                         80
1309003526           224152.5 SV                         6              6                                         80
1309003532             171900 NI                        36             36                                         95
1309003537             208350 NI                         0              0                                         48
1309003541                  0 SV                         6              6                                         74
1309003552              74900 NI                         6              6                                         80
1309003572             284000 NV                         0              0                                         80
1310001997             214900 SV                        60             60                                         95
1310002272                  0 FU                        36             36                                         80
1310002308                  0 FU                         0              0                                      79.66
1310002566             109400 FU                        60             60                                      94.83
1310002599             134235 FU                        60             60                                      79.97
1310002747             158000 SV                        60             60                                         95
1310002796             133075 FU                        60             60                                      79.99
1310002817             176840 NV                         0              0                                      89.91
1310002847             146900 FU                        60             60                                         95
1310002848             159000 NI                        60             60                                         95
1310002951             146680 SV                        60             60                                      94.97
1310003065                  0 SV                         6              6                                         80
1310003169             177125 NV                         0              0                                         80
1310003237                  0 FU                         0              0                                      74.73
1310003269                  0 SV                         6              6                                      79.65
1310003274             190000 NI                         6              6                                         95
1310003323             249786 NI                         6              6                                      79.99
1310003327             170800 NI                        60             60                                      94.99
1310003330             226515 FU                        60             60                                      79.99
1310003340             181500 NI                         0              0                                      94.99
1310003370             165914 SV                         6              6                                      79.98
1310003375             109400 FU                        60             60                                         95
1310003376             103000 SI                         6              6                                         90
1310003378              60000 FU                        60             60                                         95
1310003384             146750 NI                        60             60                                         95
1310003393             174000 FU                         6              6                                         80
1310003395             540000 SV                         6              6                                         80
1310003397                  0 SV                        60             60                                         90
1310003398                  0 FU                         0              0                                         80
1310003400                  0 SV                        60             60                                      77.08
1310003404             251500 SV                         6              6                                         80
1310003409             197912 FU                         6              6                                      79.99
1310003412                  0 SV                         6              6                                         80
1310003414             274226 SV                         6              6                                      94.99
1310003415             242410 FU                        60             60                                      79.99
1310003428             135000 SI                         0              0                                         90
1310003440             162296 FU                        60             60                                      94.98
1310003445             116990 NI                        60             60                                         95
1310003449              65500 SI                         6              6                                         90
1310003475             525000 FU                         0              0                                         80
1310003481                  0 SV                         6              6                                      71.98
1310003496                  0 FU                         0              0                                         76
1310003499             183445 SV                        60             60                                         80
1310003507              84000 SV                        60             60                                         95
1310003508             440000 SV                        60             60                                         80
1310003547             139000 SI                         6              6                                         75
1310003551             139000 SI                         6              6                                         75
1310003553             202400 NI                         6              6                                         95
1310003560                  0 FU                        60             60                                         85
1310003563                  0 SV                         6              6                                       54.7
1310003564             167130 SI                        60             60                                      89.99
1310003566             147750 NI                        60             60                                         95
1310003568             105000 SI                         6              6                                         90
1310003580                  0 SV                         6              6                                         80
1310003593             192000 NI                         6              6                                         95
1310003623             120000 FU                        60             60                                       77.5
1310003631             150000 FU                         6              6                                         80
1310003649             133000 FU                        60             60                                      78.91
1310003658                  0 FU                        60             60                                       94.9
1310003659             219900 SV                        36             36                                      79.99
1310003679             286500 SI                        60             60                                         80
1310003681                  0 FU                         0              0                                      78.57
1310003720                  0 SV                        84             84                                         70
1310003722             117500 FU                         6              6                                         95
1310003743            2306410 SV                         6              6                                         65
1310003745             144200 FU                        60             60                                      79.99
1310003757             161493 SV                        24             24                                      74.49
1310003758                  0 SV                         6              6                                      74.49
1310003761                  0 FU                         6              6                                         80
1310003766             108000 SI                         6              6                                         90
1310003769             379900 SI                         6              6                                         80
1310003770             108000 SI                         6              6                                         90
1310003771             193850 SV                        36             36                                         95
1310003772             102000 SI                         6              6                                         90
1310003788             118000 FU                         6              6                                      78.81
1310003789             116000 FU                         6              6                                      77.59
1310003794              98000 SI                         6              6                                         80
1310003800              92000 NV                         0              0                                         90
1310003803             237810 SV                         6              6                                         90
1310003807              98000 SI                         6              6                                         90
1310003810              98000 SI                         6              6                                         90
1310003811              98000 SI                         6              6                                         90
1310003815              98000 SV                         6              6                                         90
1310003816              98000 SV                         6              6                                         90
1310003824              75000 NV                         0              0                                         80
1310003827             166335 NI                         6              6                                      79.99
1310003830             116000 SV                         6              6                                         80
1310003834                  0 SV                         6              6                                         80
1310003837              98000 SV                         6              6                                         90
1310003838              98000 SV                         6              6                                         80
1310003870                  0 SV                         6              6                                      74.06
1310003872             273000 NI                        36             36                                         90
1310003877             177040 NI                         6              6                                      94.98
1310003881             116790 FU                        60             60                                         95
1310003885             112150 FU                        60             60                                         95
1310003886             135000 FU                         0              0                                         80
1310003900             178000 SV                        36             36                                         80
1310003908             191000 NI                         6              6                                         95
1310003911             190670 SV                         6              6                                      79.88
1310003921             183370 SI                        60             60                                      79.97
1310003924             160000 NI                         6              6                                         80
1310003928             183000 SV                        60             60                                         80
1310003955             107160 FU                        24             24                                         80
1310003965             170100 NI                        36             36                                         90
1310003967                  0 NV                         0              0                                         95
1310003968             149900 NI                         6              6                                         90
1310003984             295000 FU                         0              0                                         80
1310003988             103979 NI                         6              6                                         95
1310003990                  0 SV                         6              6                                      74.15
1310003992             129900 NI                        24             24                                         95
1310003993              93000 FU                         6              6                                         95
1310003994             295000 FU                         0              0                                         80
1310003996             295000 FU                         0              0                                         80
1310003998             295000 FU                         0              0                                         80
1310004000              93000 FU                         6              6                                         95
1310004001              93000 FU                         6              6                                         95
1310004002              93000 FU                         6              6                                         95
1310004004             853000 SI                        24             24                                         80
1310004016             185000 FU                        24             24                                         80
1310004034             160710 SV                        24             24                                      94.98
1310004045              98000 SI                         6              6                                         90
1310004046              98000 SI                         6              6                                         90
1310004048              98000 SI                         6              6                                         90
1310004050              98000 SI                         6              6                                         90
1310004062                  0 NI                         0              0                                      69.71
1310004063             186900 NI                        60             60                                         95
1310004080             102400 SV                        24             24                                         95
1310004088             187000 SV                        24             24                                         95
1310004098             479900 SV                        36             36                                         80
1310100580             150984 FU                        24             24                                         80
1310100595                  0 SV                        60             60                                         80
1311001944             228250 SV                        60             60                                         80
1311001970                  0 SV                        60             60                                         95
1311002070             149900 NI                         0              0                                      53.37
1311002085             144500 FU                        60             60                                         80
1311002096                  0 SV                         6              6                                      88.47
1311002103             183665 FI                        24             24                                         90
1311002105             105000 SV                        60             60                                         95
1311002106             267500 FU                         6              6                                         80
1311002109             267500 FU                         6              6                                         80
1311002113             177000 NI                        60             60                                         95
1311002131             175000 NI                        60             60                                         95
1311002132                  0 NV                         0              0                                         90
1311002165             149900 FU                        60             60                                      79.99
1311002171              99000 FU                        60             60                                         95
1311002174              56900 NI                        60             60                                      89.98
1311002181             172500 SV                        60             60                                         80
1311002189             119900 FU                        36             36                                         95
1311002198             179900 SV                        60             60                                      89.99
1311002199             158800 NI                        36             36                                         95
1311002233             182000 NI                        36             36                                         95
1311002246                  0 SV                         6              6                                      74.14
1311002251                  0 FU                        60             60                                      82.45
1311002262             155000 NI                        60             60                                         80
1311002290              90000 FU                         6              6                                         90
1311002303             350000 NI                        24             24                                         70
1311002311                  0 NI                        60             60                                         80
1312001122                  0 FU                         0              0                                      64.25
1312001241             257524 SV                         6              6                                         80
1312001313             203900 SV                        60             60                                         80
1312001417             462500 FU                         0              0                                         80
1312001418             207000 SI                         6              6                                         80
1312001427                  0 SI                        60             60                                      79.42
1312001460             810000 FU                         0              0                                         80
1312001470                  0 SV                        60             60                                      55.08
1312001500             153500 SI                        60             60                                      94.98
1312001512             181900 NV                         0              0                                         95
1312001515                  0 FI                        24             24                                      87.09
1312001521             205800 FU                         0              0                                         80
1312001554             537400 SV                         6              6                                         80
1312001571                  0 SV                         6              6                                         80
1312001594             175000 SV                        24             24                                         95
1312001600             156400 NI                        36             36                                      84.97
1312001605                  0 SI                         6              6                                         60
1312001606             204645 SV                        60             60                                      79.99
1312001617             426000 FU                         6              6                                      74.18
1312001622             242500 SV                        60             60                                         85
1312001625                  0 SV                         6              6                                      55.28
1312001634                  0 SI                        60             60                                         80
1312001637                  0 SI                        60             60                                         80
1313000212          286498.25 FU                        60             60                                         80
1313000426                  0 SV                         6              6                                      79.09
1313000541                  0 FU                        36             36                                      75.22
1313000556             217000 NI                         6              6                                         95
1313000673             151900 NV                         0              0                                      89.07
1313000674                  0 SV                         6              6                                      72.39
1313000688                  0 NV                         0              0                                      77.42
1313000690                  0 NV                         0              0                                         80
1313000692                  0 NV                         0              0                                         80
1313000695             148000 NV                         0              0                                      94.93
1313000714             229900 FU                         0              0                                         80
1313000737             129900 NI                         6              6                                      79.98
1313000741             242000 NI                         6              6                                         95
1313000742              94000 SV                        36             36                                         90
1313000778                  0 SI                         0              0                                      73.12
1313000805              85100 SV                         6              6                                         95
1313000807              59000 NV                         0              0                                      79.93
1313000819                  0 SV                         6              6                                         95
1313000823             120000 SV                         6              6                                         95
1313000826             232900 NI                        60             60                                         80
1313000838              98350 SV                         6              6                                         95
1313000872             281500 FU                         0              0                                         80
1313000875             156900 SV                         6              6                                         95
1313000878             126100 SV                         6              6                                      94.96
1313000898                  0 NI                        60             60                                         80
1313000906             129900 NV                         0              0                                         80
1313000915                  0 NI                        36             36                                      73.37
1313000925             177000 NI                         6              6                                      94.85
1313000930                  0 SV                         6              6                                         95
1313000968             322500 SV                         6              6                                         80
1313000974                  0 SV                        24             24                                      77.95
1313000975             235500 FU                         0              0                                         80
1313000984              85500 FU                        24             24                                      94.97
1313001002             148500 FU                        60             60                                         80
1315000008                  0 FU                         0              0                                      61.46
1315000160             515650 FU                         0              0                                         80
1315000380                  0 FU                         0              0                                      89.15
1315000405                  0 SI                        24             24                                      74.51
1315000457                  0 NI                         6              6                                      33.22
1315000465                  0 FU                        36             36                                      79.33
1315000484             202200 FU                        60             60                                         80
1315000504             195000 FU                        60             60                                         80
1315000512             399000 FU                        60             60                                         80
1315000516             210000 FU                        60             60                                         80
1315000530             149900 SV                        60             60                                         95
1315000534             163500 FU                        60             60                                         90
1315000536             554852 FU                         0              0                                      79.99
1315000540             162000 SV                         6              6                                         90
1315000550                  0 FU                         6              6                                      55.56
1315000552             654000 NI                        60             60                                         80
1315000554                  0 FU                        60             60                                         80
1315000556             233700 SV                        60             60                                         80
1315000567             295000 FU                         0              0                                         80
1315000583              72681 FU                        60             60                                      94.94
1315000587             169900 FU                         0              0                                      79.99
1315000588             172900 FU                        36             36                                      79.99
1315000593             175291 FU                        60             60                                      79.98
1315000594             267000 FU                        60             60                                         90
1315000595             267000 FU                        60             60                                         90
1315000640             215000 SI                         6              6                                         95
1315000641             310292 SI                         6              6                                      79.99
1315000650             409000 SI                         6              6                                         80
1315000664             312425 NI                         6              6                                       79.8
1315000686             615000 SV                         0              0                                      69.92
1315000711             481220 SV                        36             36                                      79.99
1316000075              85000 NI                        36             36                                      88.24
1316000101             140000 SV                        60             60                                         90
1316000113             230000 SV                        60             60                                      43.48
1316000131             135000 SV                        60             60                                         80
1316000152                  0 SV                         6              6                                      74.25
1316000156                  0 NI                         0              0                                      54.55
1316000165                  0 NI                         0              0                                         90
1316000202             128830 FU                        24             24                                      89.96
1317000011              88500 NI                         0              0                                         95
1317000013             132950 SV                        60             60                                      79.99
1319000001             259529 NI                         6              6                                      77.06
1319000002             255000 FU                         6              6                                         80
1321000001             125000 NI                        60             60                                         84
1321000005              68000 NI                         0              0                                         95
1321000010             265000 NI                        24             24                                         95
1501103507                  0 FU                         0              0                                      66.53
1501103528                  0 FU                         0              0                                      58.88
1501103576                  0 FU                         0              0                                      79.34
1501104290                  0 SV                        60             60                                         80
1501105050                  0 FU                         0              0                                      53.74
1501105434             386000 NV                         0              0                                      93.98
1501105581                  0 FU                         0              0                                         80
1501105594              50000 SV                        60             60                                         90
1501105717                  0 NV                         0              0                                         80
1501105787             177900 NI                         0              0                                         90
1501105799              62500 SI                         0              0                                         80
1501105808              70000 FU                         0              0                                         80
1501105861                  0 FU                         0              0                                      43.64
1501105897             105000 NI                        60             60                                         95
1501105952             545794 FU                         0              0                                         80
1501106046              45000 FU                         0              0                                         95
1501106050                  0 NV                         0              0                                         90
1501106082              52500 NI                        60             60                                         95
1501106101                  0 SV                        60             60                                      72.73
1501106110                  0 FI                        24             24                                         80
1501106139             125000 SI                         0              0                                         90
1501106175                  0 SI                         0              0                                      79.49
1501106243                  0 SI                         0              0                                         80
1501106314                  0 SV                         6              6                                      74.79
1501106315                  0 SV                         6              6                                      74.79
1501106340              86000 NI                         0              0                                         90
1501106371             181500 NI                         0              0                                       46.5
1501106403                  0 NV                         0              0                                      60.47
1501106416                  0 NV                         0              0                                         85
1501106538                  0 SI                        24             24                                         70
1501106551                  0 SI                        60             60                                         80
1501106553             328000 SV                         6              6                                         80
1501106580                  0 NI                         0              0                                         80
1501106615                  0 SI                         0              0                                      80.46
1501106619             185000 NI                         6              6                                         80
1501106624                  0 SV                         6              6                                         70
1501106628             210000 SV                        60             60                                         85
1501106636             205000 SI                         6              6                                      81.46
1501106649             257000 NV                         0              0                                         95
1501106652                  0 FU                         6              6                                      76.94
1501106664                  0 SI                         6              6                                         90
1501106667             102900 SI                         6              6                                      88.28
1501106720             479000 SV                         6              6                                         80
1501106763             148000 FU                         0              0                                      79.73
1501106790             144900 SV                        36             36                                         95
1701101581             963468 SV                        60             60                                         80
1701101725                  0 SI                         0              0                                      56.83
1701101857                  0 FU                         0              0                                      76.24
1701102047                  0 FU                         0              0                                      55.17
1701102154                  0 SI                        24             24                                         80
1701102187                  0 SV                        24             24                                      76.34
1701102207                  0 SI                        84             84                                      69.92
1701102241                  0 SI                         0              0                                      70.46
1701102610                  0 FU                         0              0                                      49.75
1701102664             175000 SV                         6              6                                         95
1701102721                  0 SV                         0              0                                      30.78
1701102807                  0 SI                        24             24                                      45.45
1701102831                  0 SI                         0              0                                       45.6
1701102854             475000 SI                        24             24                                         70
1701102865             356340 SV                         6              6                                      79.98
1701102867                  0 SI                        24             24                                      59.53
1701102872                  0 SI                        24             24                                      69.82
1701102908             608500 SI                        24             24                                         80
1701102936                  0 SV                        24             24                                         70
1701102937                  0 SV                        24             24                                      55.31
1701102938                  0 NV                         0              0                                      76.19
1701102963             912000 SI                        24             24                                         80
1701102967            1250000 SV                        24             24                                         80
1701102970                  0 NI                         0              0                                      72.45
1701102972             150000 SI                         0              0                                         70
1701102980                  0 NI                        60             60                                         80
1701102987             299900 SI                        24             24                                      79.99
1701102989                  0 SI                         0              0                                         80
1701103007                  0 SI                        24             24                                         89
1701103014                  0 FU                        60             60                                         80
1701103043                  0 NI                         0              0                                         60
1701103046             170000 SI                        24             24                                      69.91
1701103055                  0 SI                        60             60                                         80
1701103057                  0 SI                        24             24                                      54.35
1701103062                  0 NV                         0              0                                      70.13
1701103063             275000 SV                        24             24                                         70
1701103067             280000 SV                        60             60                                         80
1701103068                  0 SI                        24             24                                         80
1701103072             205000 SI                         0              0                                         90
1701103076                  0 SI                         0              0                                      69.49
1701103078             595000 NV                         0              0                                         80
1701103085             300000 SI                        24             24                                         70
1701103087                  0 NI                         0              0                                       26.3
1701103093             805900 SI                        24             24                                         80
1701103102             174900 SI                        24             24                                      79.99
1701103109             304000 SI                         0              0                                         70
1701103115                  0 NI                        24             24                                      78.73
1701103116                  0 SI                         0              0                                         70
1701103120             323000 SV                        24             24                                         70
1701103122                  0 FU                         0              0                                      79.78
1701103123                  0 SV                        60             60                                         80
1701103130                  0 NV                         0              0                                      66.67
1701103145                  0 SI                        60             60                                         75
1701103151             363500 NI                        24             24                                         80
1701103152                  0 SI                        60             60                                         80
1701103160                  0 SI                         0              0                                         80
1701103175                  0 NI                         0              0                                      31.38
1701103176                  0 SI                         0              0                                      74.06
1701103177             185000 NI                         0              0                                      64.86
1701103178                  0 FU                        60             60                                         80
1701103181                  0 SI                         0              0                                      65.45
1701103201                  0 SI                        24             24                                         80
1701103202             578000 SV                        24             24                                         80
1701103211             360000 NV                         0              0                                         70
1701103216                  0 NI                         0              0                                      35.08
1701103217             245000 SI                        24             24                                         70
1701103221             525000 NI                         0              0                                         80
1701103225                  0 SI                        36             36                                         80
1701103226             430000 FU                        36             36                                         80
1701103231             420500 SI                        24             24                                         70
1701103236             810000 SV                        60             60                                         80
1701103238             183000 SI                        24             24                                         70
1701103239                  0 SI                         0              0                                      76.09
1701103240             310000 SV                        24             24                                         80
1701103248                  0 FU                         6              6                                      68.97
1701103254                  0 FU                         0              0                                      77.81
1701103261                  0 NI                         0              0                                      41.52
1701103262             315000 SI                       120            120                                         80
1701103263             275000 SI                        24             24                                         70
1701103269             393000 NI                         0              0                                      50.89
1701103270                  0 NV                         0              0                                         80
1701103272                  0 SV                        60             60                                      75.91
1701103273                  0 SI                        36             36                                         80
1701103274                  0 SI                        36             36                                      47.81
1701103279             466500 SV                        60             60                                         80
1701103283             335000 FU                        60             60                                         80
1701103285             570000 SV                        24             24                                         80
1701103293            1122757 SV                        24             24                                         70
1701103297             229000 FU                        24             24                                         95
1701103299             185000 NI                         0              0                                         70
1701103310             183000 SV                        24             24                                         70
1701103312                  0 FU                        60             60                                      48.37
1701103314             365000 SV                        36             36                                         80
1701103316                  0 SI                        60             60                                         85
1701103318             315000 SV                        24             24                                         80
1701103322                  0 FU                        24             24                                         80
1701103325                  0 SI                         0              0                                      58.93
1701103326             404000 NI                        24             24                                         95
1701103347                  0 NI                        24             24                                      71.43
1701103349                  0 SI                        60             60                                         80
1701103350             409500 SI                        36             36                                         80
1701103352             386500 SV                        36             36                                         80
1701103354                  0 NI                        24             24                                         70
1701103356                  0 SI                        60             60                                      41.69
1701103358             237460 NI                        24             24                                      69.99
1701103362             152000 SI                        24             24                                         70
1701103366                  0 SV                        24             24                                      76.89
1701103367                  0 NV                         0              0                                         75
1701103368             316000 SI                        24             24                                         80
1701103371             399000 NI                         0              0                                      62.41
1701103372                  0 SI                        24             24                                      20.51
1701103381             406000 SI                        24             24                                         70
1701103383             230000 SI                        24             24                                         70
1701103385             108000 SI                         0              0                                         70
1701103390                  0 SV                        60             60                                         80
1701103393             550000 SI                        36             36                                         80
1701103395                  0 SI                        36             36                                         80
1701103398                  0 SI                        36             36                                      74.51
1701103399             108000 SI                         0              0                                         70
1701103401             370000 SV                        24             24                                         80
1701103404                  0 NI                        60             60                                         60
1701103407              76000 SI                         0              0                                         84
1701103408                  0 SV                        36             36                                      73.85
1701103409                  0 FU                         0              0                                         80
1701103411                  0 SV                         6              6                                         80
1701103416             380500 SV                        24             24                                         80
1701103418                  0 SI                         0              0                                      79.39
1701103419                  0 SV                        24             24                                         80
1701103422                  0 SI                         0              0                                         80
1701103424                  0 NI                         0              0                                      45.22
1701103427                  0 NI                         0              0                                      73.53
1701103428                  0 SI                         0              0                                      79.52
1701103432                  0 SV                        60             60                                      28.52
1701103440             173695 NI                         0              0                                      69.98
1701103445                  0 SI                        24             24                                         70
1701103447             371000 SI                        36             36                                         80
1701103455             255000 SI                        24             24                                         70
1701103459                  0 SV                         0              0                                       67.8
1701103460                  0 SI                         0              0                                      79.95
1701103461             489000 SI                        24             24                                         80
1701103464                  0 NV                         0              0                                      70.77
1701103467                  0 NI                         0              0                                      35.71
1701103470             321000 SI                        24             24                                         70
1701103478                  0 NV                         0              0                                      66.67
1701103481             217065 SV                        24             24                                         85
1701103490                  0 SI                         0              0                                      58.91
1701103496                  0 NI                         0              0                                         80
1701103497             185000 NI                         0              0                                      67.57
1701103498             609900 FU                         0              0                                      75.16
1701103505                  0 SI                        60             60                                         50
1701103514             205000 SI                         0              0                                         80
1701103520             375000 FU                        24             24                                         80
1701103534                  0 SI                         0              0                                         70
1701103543              90000 SI                         0              0                                         95
1701103544                  0 SI                        60             60                                      84.32
1701103546             315000 NI                        24             24                                         75
1701103550             253000 SI                        24             24                                         70
1701103552            1260000 SV                        24             24                                      79.29
1701103558             310000 FU                        24             24                                         80
1701103561             131000 SV                        60             60                                      64.89
1701103562             358000 SI                        24             24                                         80
1701103566             530990 SV                        24             24                                      89.99
1701103572                  0 SI                         0              0                                      71.72
1701103574                  0 NV                         0              0                                      66.26
1701103579             254500 SV                        60             60                                         80
1701103582                  0 FU                         0              0                                      89.16
1701103585                  0 SI                        36             36                                         80
1701103586            1027500 SI                        60             60                                         80
1701103587             201800 SV                        36             36                                         80
1701103589             395000 SI                        24             24                                      93.55
1701103590             585000 SI                        60             60                                         80
1701103594                  0 NI                         0              0                                      58.28
1701103595                  0 NI                        24             24                                         70
1701103601             570000 SI                        60             60                                         80
1701103603             122000 FU                         6              6                                         95
1701103605                  0 SI                         0              0                                      41.39
1701103606             265000 FU                        60             60                                         80
1701103611                  0 SI                         0              0                                      73.41
1701103613                  0 NV                         0              0                                         80
1701103614                  0 FU                        24             24                                         80
1701103615                  0 NV                         0              0                                         80
1701103618             341500 FU                        36             36                                         80
1701103631             280000 SI                        24             24                                         80
1701103638                  0 NI                        24             24                                      35.71
1701103639             265000 SV                        60             60                                         80
1701103644                  0 NV                         0              0                                      49.38
1701103646                  0 FU                         0              0                                         80
1701103648                  0 NI                         0              0                                         50
1701103651                  0 FU                        36             36                                         80
1701103656             390000 SI                        24             24                                         70
1701103658             960000 SI                        60             60                                      78.12
1701103660             165000 FU                         0              0                                         80
1701103661             569000 FU                        24             24                                         80
1701103663            1200000 NI                         0              0                                      60.75
1701103668                  0 FU                        60             60                                      75.54
1701103672             165000 FU                        24             24                                         95
1701103676                  0 SI                         0              0                                         75
1701103678             307000 SI                        24             24                                       79.8
1701103681                  0 NI                         6              6                                      82.22
1701103682             305000 SI                        24             24                                         70
1701103688                  0 SV                        60             60                                         80
1701103696             455000 SI                        24             24                                         90
1701103699             395000 SV                        24             24                                         80
1701103702             339900 NV                         0              0                                      79.99
1701103704             875000 SV                        36             36                                         80
1701103705                  0 NI                         6              6                                         90
1701103706                  0 SV                        24             24                                         80
1701103708                  0 SV                        24             24                                         80
1701103710                  0 NI                         0              0                                       40.3
1701103713             287000 NI                        24             24                                         90
1701103714             429000 FU                         0              0                                         80
1701103719                  0 NV                         0              0                                      40.17
1701103721            1139000 SV                        24             24                                         75
1701103728                  0 NV                         0              0                                         80
1701103729                  0 SI                        24             24                                         80
1701103736             635000 SI                        60             60                                         80
1701103743                  0 NI                         0              0                                      59.23
1701103746             575000 NV                         0              0                                         80
1701103749             220500 NI                         0              0                                      84.99
1701103754            1159098 FU                        24             24                                      79.84
1701103756             414887 SV                         6              6                                         80
1701103760             250000 SV                        24             24                                         80
1701103762             435000 SV                        24             24                                         80
1701103764             377500 SV                        60             60                                         80
1701103766             135500 FU                        24             24                                         80
1701103768                  0 FU                        36             36                                         80
1701103772                  0 FU                        36             36                                         80
1701103774             165000 NI                        60             60                                      39.39
1701103779                  0 SI                        60             60                                         80
1701103780                  0 SV                         0              0                                      70.42
1701103791             140000 SI                         0              0                                         70
1701103794                  0 NV                         0              0                                         80
1701103795             145000 NV                         0              0                                         80
1701103797                  0 SI                        36             36                                         80
1701103799                  0 SI                         0              0                                      78.59
1701103800                  0 SI                        36             36                                         60
1701103801                  0 SI                        60             60                                      39.82
1701103809             869900 SV                        36             36                                         80
1701103811             381000 FU                        24             24                                         80
1701103813             821991 SV                        24             24                                      79.08
1701103816                  0 SV                        24             24                                      72.73
1701103822                  0 SV                        60             60                                      56.09
1701103823                  0 FU                         0              0                                      89.29
1701103830             365737 SV                        24             24                                      79.76
1701103831                  0 SI                         0              0                                         58
1701103843             185000 FU                        24             24                                         90
1701103846                  0 SV                         6              6                                      79.65
1701103847                  0 SI                         0              0                                         90
1701103848                  0 SV                         6              6                                      74.88
1701103850                  0 SI                        24             24                                         80
1701103851                  0 FU                         0              0                                      51.62
1701103852                  0 FU                         0              0                                         90
1701103853                  0 FU                         0              0                                      83.75
1701103854                  0 FU                        36             36                                         80
1701103859                  0 SI                         0              0                                      78.52
1701103865             765390 SV                        24             24                                         80
1701103873                  0 NI                         0              0                                      79.55
1701103876             479863 SI                        24             24                                      69.98
1701103879             513000 SV                         6              6                                         80
1701103884             420000 SI                        60             60                                       78.1
1701103892             210000 SI                        24             24                                         80
1701103894             241500 SI                        24             24                                         80
1701103898             525900 SV                        24             24                                         80
1701103899                  0 NI                        60             60                                      42.68
1701103900             353000 SI                        24             24                                         80
1701103908                  0 SV                         0              0                                      58.82
1701103915             588000 SI                         0              0                                         70
1701103916             320000 NV                         0              0                                         80
1701103918                  0 SI                         0              0                                         70
1701103920             285950 NI                         0              0                                         90
1701103924             258465 SI                         6              6                                      89.99
1701103926             259965 SI                         6              6                                      79.99
1701103928                  0 SI                         0              0                                         80
1701103933             358000 SV                        24             24                                         80
1701103935             245000 SI                         0              0                                         80
1701103941                  0 NI                        24             24                                      78.33
1701103943                  0 SI                        24             24                                      87.76
1701103949             585000 SI                        24             24                                         80
1701103956                  0 FU                         6              6                                         80
1701103957             750000 SI                        24             24                                         80
1701103960                  0 SI                        24             24                                         80
1701103962                  0 SI                        24             24                                         80
1701103965             162500 NI                        24             24                                         80
1701103967             399000 FU                        24             24                                         80
1701103970             290000 NI                        60             60                                      58.28
1701103971             278700 SV                        24             24                                         80
1701103978                  0 SI                        24             24                                         80
1701103982                  0 NV                         0              0                                      24.71
1701103989                  0 SI                        24             24                                         70
1701103994                  0 SV                         6              6                                      74.71
1701104009             193000 SI                        24             24                                         80
1701104012                  0 FU                        24             24                                         80
1701104016             210000 SI                        24             24                                         70
1701104018             380000 SV                        24             24                                         80
1701104020             700000 SV                        24             24                                         80
1701104032                  0 NI                         0              0                                      58.86
1701104033                  0 NI                        36             36                                         80
1701104036                  0 SV                        24             24                                         70
1701104041                  0 SV                        24             24                                         70
1701104049                  0 NI                         0              0                                      77.18
1701104051                  0 SV                        24             24                                      56.94
1701104052             468500 NI                        24             24                                         90
1701104057             305000 SI                        24             24                                         80
1701104071             315000 SI                        24             24                                         80
1701104073                  0 SI                        24             24                                         80
1701104078                  0 SI                         0              0                                      54.77
1701104088                  0 SI                        24             24                                         80
1701104089                  0 NI                         0              0                                         60
1701104096             749950 SI                        24             24                                      79.96
1701104106                  0 SI                        36             36                                      89.96
1701104107                  0 NI                         0              0                                      52.33
1701104137             361000 SI                        60             60                                         80
1701104140             382000 NI                        24             24                                      69.37
1701104154             268000 FU                        36             36                                         80
1701104163             465000 SV                        24             24                                         80
1702100082             390431 NI                         0              0                                      30.74
1702100086             185350 SI                         0              0                                         70
1702100095                  0 SV                        24             24                                         80
1702100100                  0 SI                        24             24                                         80
1702100101                  0 SI                         0              0                                         75
1702100102             350000 SI                        24             24                                         80
1702100105             250000 SV                        24             24                                         90
1702100111                  0 SI                         0              0                                      83.47
1702100112                  0 FU                         0              0                                      82.24
1702100115                  0 NI                         0              0                                      57.97
1702100116              75000 NV                         0              0                                         90
1702100117              63050 FU                        36             36                                      94.85
1702100118                  0 SI                         0              0                                         90
1702100123                  0 SV                        24             24                                         95
1702100126                  0 NI                         0              0                                      49.17
1702100127              64900 FU                        36             36                                      94.99
1702100129                  0 SI                         0              0                                         80
1702100132             185000 NV                         0              0                                         80
1702100140                  0 SV                         6              6                                         90
1702100141             290000 SI                        24             24                                         90
1702100142                  0 FU                        24             24                                         80
1702100144             460000 SI                         6              6                                         70
1702100151                  0 NI                        36             36                                      78.14
1703100011                  0 SV                        36             36                                      78.12
1703100070                  0 FU                        24             24                                         85
1703100076                  0 SI                        60             60                                         80
1703100080                  0 SI                        24             24                                      94.39
1703100083                  0 FU                        60             60                                       74.4
1703100090             500000 SI                         0              0                                         70
1703100094                  0 NI                        24             24                                         80
1703100097                  0 NI                        60             60                                      50.83
1703100098                  0 SI                        24             24                                         70
1703100102                  0 NI                        24             24                                         80
1703100104                  0 FU                        36             36                                      94.35
1703100113             307500 SV                        60             60                                      89.76
1703100115                  0 SI                         0              0                                      69.92
1703100117                  0 FU                        36             36                                         95
1703100121                  0 NV                         0              0                                         80
1703100126             210000 SI                        24             24                                         70
1703100131             218000 SI                        36             36                                         70
1703100133                  0 SI                        36             36                                      69.36
1703100137             399000 SV                        60             60                                      79.95
1703100139                  0 SI                        36             36                                      64.39
1703100149                  0 FU                        36             36                                         80
1703100151                  0 SI                        24             24                                         70
1703100161                  0 SI                        24             24                                         80
1703100162                  0 NI                        60             60                                      73.33
1703100170                  0 SV                        60             60                                         80
1703100172                  0 SI                        60             60                                       50.4
1703100174             185000 FU                        60             60                                         80
1703100175                  0 NI                         6              6                                         90
1703100179             133900 SI                        24             24                                      69.98
1703100182                  0 SI                         0              0                                      78.72
1703100185                  0 SV                         6              6                                         90
1703100187                  0 SI                        24             24                                      85.51
1703100190                  0 FU                         0              0                                         80
1703100192             100000 SV                        24             24                                         90
1703100193                  0 SV                         6              6                                         80
1703100199                  0 SI                         6              6                                      94.42
1703100203                  0 FU                         6              6                                      84.25
1703100204                  0 FU                        24             24                                      92.98
1703100207                  0 SI                        24             24                                         80
1703100215                  0 FU                        36             36                                      89.36
1703100217                  0 SI                        84             84                                      43.58
1703100219                  0 FU                        36             36                                         80
1703100220                  0 SV                        24             24                                      69.13
1703100221                  0 SI                        24             24                                         90
1703100222                  0 SI                        24             24                                         80
1703100233             635000 FU                         6              6                                         80
1703100238                  0 SI                        36             36                                         80
1703100244                  0 FU                         6              6                                         80
1703100247                  0 NI                         0              0                                         60
1703100248                  0 FU                        36             36                                      88.24
1703100251                  0 FU                        36             36                                      69.33
1703100263             119900 FU                        60             60                                      79.98
1703100272                  0 SV                        24             24                                      61.74
1901008936                  0 FU                         0              0                                      43.94
1901009915                  0 FU                         0              0                                      77.25
1901010847                  0 SV                        24             24                                      74.75
1901011291                  0 NV                         0              0                                      78.61
1901011391                  0 SN                        24             24                                         90
1901011412                  0 FI                        24             24                                         75
1901011486                  0 SI                         0              0                                      35.07
1901011491                  0 SI                        60             60                                      64.12
1901011504                  0 SN                        24             24                                      69.41
1901011671                  0 SN                        24             24                                         70
1901011747                  0 FI                        24             24                                      53.75
1901011749                  0 NI                        60             60                                         90
1901011780                  0 SN                        24             24                                      85.71
1901011804                  0 FI                        24             24                                      89.89
1901011834                  0 NV                         0              0                                         70
1901011905                  0 FU                         0              0                                         36
1901012285                  0 NV                         0              0                                      79.81
1901012299                  0 FI                        24             24                                         80
1901012430                  0 NI                         6              6                                      50.18
1901012461                  0 NI                        36             36                                      83.33
1901012625                  0 SV                        60             60                                      73.82
1901013157                  0 FU                         0              0                                      64.69
3302000285                  0 FU                         0              0                                      74.74
5201461700                  0 FU                        24             24                                       89.6
5201553900                  0 NI                         0              0                                      58.59
7301100043                  0 SV                        60             60                                      75.68
7301100050          163353.39 FU                         6              6                                      79.64

Id            1stPmtChgDt     SvcFee         CreditGr      NewLoanNum     COMBLTV        InitRtCap      PMICov         Sec32_Cd
--            -----------     ------         --------      ----------     -------        ---------      ------         --------
36558583            11/1/2005          0.375                   8500000022            100              2            40
36565364                                0.25                   8500000136          84.97                         29.4
36565745                                0.25                   8500000234          74.59                            0
36576619            11/1/2005          0.375                   8500000211            100              2            40
36580009            12/1/2005          0.375                   8500000162            100              2            40
36587954             2/1/2006          0.375                   8500000254             95              2          36.8
36590370            12/1/2005          0.375                   8500000184          92.79              2          35.3
36590586            11/1/2005          0.375                   8500000242            100              2            40
36597953            12/1/2005          0.375                   8500000122          91.75              2          34.6
36600955            11/1/2005          0.375                   8500000049          99.49              2          39.7
36603686            12/1/2005          0.375                   8500000235            100              2            40
36612281                                0.25                   8500000182             90                         33.3
36615359             2/1/2006          0.375                   8500000156            100              2            40
36617413            12/1/2005          0.375                   8500000088          76.09              2             0
36628063            12/1/2005          0.375                   8500000116             95              2          36.8
36628741            12/1/2005          0.375                   8500000066             90              2          33.3
36632214            11/1/2005          0.375                   8500000179            100              2            40
36632743            11/1/2005          0.375                   8500000253            100              2            40
36633683            12/1/2005          0.375                   8500000245            100              2            40
36636496             2/1/2006          0.375                   8500000055            100              2            40
36638294            12/1/2005          0.375                   8500000177            100              2            40
36644995            11/1/2005          0.375                   8500000265            100              2             0
36647790            12/1/2005          0.375                   8500000121            100              2            40
36650430            12/1/2005          0.375                   8500000297            100              2            40
36650927            12/1/2005          0.375                   8500000070            100              2            40
36653004            12/1/2005          0.375                   8500000093            100              2            40
36655546            12/1/2005          0.375                   8500000006            100              2            40
36655744            12/1/2005          0.375                   8500000271             95              2          36.8
36657179            12/1/2005          0.375                   8500000291            100              2            40
36657278                                0.25                   8500000146            100                           40
36659845            12/1/2005          0.375                   8500000282          88.66              2          32.3
36662179            11/1/2005          0.375                   8500000077            100              2            40
36666238            12/1/2005          0.375                   8500000181            100              2            40
36668507            12/1/2005          0.375                   8500000219            100              2            40
36669158            12/1/2005          0.375                   8500000130          99.74              2          39.8
36670974             2/1/2006          0.375                   8500000206            100              2            40
36671378                                0.25                   8500000087          61.64                            0
36671568             2/1/2006          0.375                   8500000274            100              2            40
36673531                                0.25                   8500000295            100                           40
36673820            12/1/2005          0.375                   8500000145            100              2            40
36676047            12/1/2005          0.375                   8500000154            100              2            40
36677151                                0.25                   8500000279            100                           40
36678266            12/1/2005          0.375                   8500000196            100              2            40
36678415            12/1/2005          0.375                   8500000239          99.35              2          39.6
36679504            12/1/2005          0.375                   8500000137            100              2            40
36683167            12/1/2005          0.375                   8500000290            100              2            40
36689677             2/1/2006          0.375                   8500000152            100              2            40
36691871                                0.25                   8500000063          88.56                         32.3
36691970             1/1/2006          0.375                   8500000153             95              2          36.8
36693000            12/1/2005          0.375                   8500000159             90              2          33.3
36696680            12/1/2005          0.375                   8500000244            100              2            40
36696706            12/1/2005          0.375                   8500000046            100              2            40
36698066                                0.25                   8500000053          79.81                            0
36698959             2/1/2006          0.375                   8500000294            100              2             0
36701894             2/1/2006          0.375                   8500000030            100              2            40
36704179            12/1/2005          0.375                   8500000201            100              2            40
36705663                                0.25                   8500000050            100                           40
36707495            12/1/2005          0.375                   8500000157            100              2            40
36707677            12/1/2005          0.375                   8500000158            100              2            40
36708931            12/1/2005          0.375                   8500000308            100              2            40
36711752            12/1/2005          0.375                   8500000205            100              2            40
36712750            12/1/2005          0.375                   8500000080            100              2            40
36714814            12/1/2005          0.375                   8500000023            100              2            40
36721108             2/1/2006          0.375                   8500000172            100              2            40
36721637            12/1/2005          0.375                   8500000252             95              2          36.8
36722163            12/1/2005          0.375                   8500000194            100              2            40
36726040             1/1/2006          0.375                   8500000188            100              2            40
36727360             1/1/2006          0.375                   8500000258            100              2            40
36727600            12/1/2005          0.375                   8500000250            100              2            40
36728541                                0.25                   8500000112            100                           40
36728657             1/1/2006          0.375                   8500000259            100              2            40
36729606             2/1/2006          0.375                   8500000202          94.98              2          36.8
36729846            12/1/2005          0.375                   8500000008            100              2            40
36730950                                0.25                   8500000165             95                         36.8
36733087            12/1/2005          0.375                   8500000243            100              2            40
36734044             1/1/2006          0.375                   8500000223          89.94              2          33.3
36734192            12/1/2005          0.375                   8500000038             95              2          36.8
36738466             2/1/2006          0.375                   8500000015            100              2            40
36742518             1/1/2006          0.375                   8500000147            100              2            40
36742591             1/1/2006          0.375                   8500000176            100              2            40
36742781             1/1/2006          0.375                   8500000213          94.99              2          36.8
36744225             2/1/2006          0.375                   8500000057            100              2            40
36745131             2/1/2006          0.375                   8500000142            100              2            40
36747616             1/1/2006          0.375                   8500000180             90              2          33.3
36748507             2/1/2006          0.375                   8500000288            100              2            40
36749463             2/1/2006          0.375                   8500000269            100              2            40
36749596             1/1/2006          0.375                   8500000280             80              2             0
36752301             2/1/2006          0.375                   8500000143            100              2            40
36752830                                0.25                   8500000228             95                         36.8
36754026             2/1/2006          0.375                   8500000098          89.88              2          33.2
36755940                                0.25                   8500000104            100                           40
36756948             2/1/2006          0.375                   8500000277          97.41              2          38.4
36757482             2/1/2006          0.375                   8500000278            100              2            40
36757896             2/1/2006          0.375                   8500000019            100              2            40
36759215             2/1/2006          0.375                   8500000045            100              2            40
36759256             2/1/2006          0.375                   8500000029            100              2             0
36763019             2/1/2006          0.375                   8500000307            100              2            40
36763290             2/1/2006          0.375                   8500000198             95              2          36.8
36767119                                0.25                   8500000208             90                         33.3
36769602             2/1/2006          0.375                   8500000035          84.82              2          29.3
36769982             2/1/2006          0.375                   8500000178            100              2            40
36770196             2/1/2006          0.375                   8500000283            100              2            40
36770832             1/1/2006          0.375                   8500000139            100              2            40
36771640             2/1/2006          0.375                   8500000061          78.71              2             0
36771715             2/1/2006          0.375                   8500000033            100              2            40
36774776             2/1/2006          0.375                   8500000212             95              2          36.8
36775807                                0.25                   8500000161            100                           40
36775815             2/1/2006          0.375                   8500000222            100              2            40
36776185             2/1/2006          0.375                   8500000135            100              2            40
36776532             2/1/2006          0.375                   8500000007            100              2            40
36776672             1/1/2006          0.375                   8500000171            100              2            40
36776938             2/1/2006          0.375                   8500000108            100              2            40
36777324             2/1/2006          0.375                   8500000169            100              2            40
36777456             2/1/2006          0.375                   8500000013          89.98              2          33.3
36778678                                0.25                   8500000164             90                         33.3
36780856             2/1/2006          0.375                   8500000255            100              2            40
36781193             2/1/2006          0.375                   8500000021            100              2            40
36781433             2/1/2006          0.375                   8500000014             90              2          33.3
36781573                                0.25                   8500000195          96.57                         37.9
36782209             2/1/2006          0.375                   8500000096            100              2            40
36784296             2/1/2006          0.375                   8500000020            100              2            40
36786945             2/1/2006          0.375                   8500000141            100              2            40
36788081             1/1/2006          0.375                   8500000105            100              2            40
36788719             2/1/2006          0.375                   8500000091            100              2            40
36788743             2/1/2006          0.375                   8500000036            100              2            40
36788859             2/1/2006          0.375                   8500000072            100              2            40
36788974             2/1/2006          0.375                   8500000268          94.44              2          36.5
36789683             2/1/2006          0.375                   8500000170            100              2            40
36791218                                0.25                   8500000047            100                           40
36791739             1/1/2006          0.375                   8500000199            100              2            40
36792190             2/1/2006          0.375                   8500000037            100              2            40
36792778             2/1/2006          0.375                   8500000264            100              2            40
36793594             1/1/2006          0.375                   8500000010            100              2            40
36794410             2/1/2006          0.375                   8500000059           94.8              2          36.7
36796381                                0.25                   8500000289             90                         33.3
36797017             2/1/2006          0.375                   8500000200            100              2            40
36797298             2/1/2006          0.375                   8500000060             95              2          36.8
36797769             2/1/2006          0.375                   8500000011          98.06              2          38.8
36798049                                0.25                   8500000003            100                           40
36798742             2/1/2006          0.375                   8500000240          84.86              2          29.3
36799211             2/1/2006          0.375                   8500000286            100              2            40
36799401             2/1/2006          0.375                   8500000189            100              2            40
36800282             2/1/2006          0.375                   8500000303            100              2            40
36800423             2/1/2006          0.375                   8500000082            100              2            40
36801140             2/1/2006          0.375                   8500000127            100              2            40
36801710             2/1/2006          0.375                   8500000238             75              2             0
36801744             2/1/2006          0.375                   8500000267             95              2          36.8
36802320             2/1/2006          0.375                   8500000111            100              2            40
36802395             2/1/2006          0.375                   8500000247            100              2            40
36802874             2/1/2006          0.375                   8500000106            100              2            40
36802890                                0.25                   8500000064            100                           40
36802965             2/1/2006          0.375                   8500000281            100              2            40
36803237             2/1/2006          0.375                   8500000304          98.88              2          39.3
36803328             2/1/2006          0.375                   8500000210            100              2            40
36804201             2/1/2006          0.375                   8500000256            100              2            40
36804615             2/1/2006          0.375                   8500000233            100              2            40
36804920             2/1/2006          0.375                   8500000173            100              2            40
36805026             2/1/2006          0.375                   8500000246            100              2            40
36805935             2/1/2006          0.375                   8500000092            100              2            40
36806164             2/1/2006          0.375                   8500000005            100              2            40
36806511             2/1/2006          0.375                   8500000009            100              2            40
36808210             2/1/2006          0.375                   8500000118            100              2          25.9
36808483             2/1/2006          0.375                   8500000100            100              2            40
36808939             2/1/2006          0.375                   8500000039            100              2            40
36809036             2/1/2006          0.375                   8500000229            100              2            40
36809242             2/1/2006          0.375                   8500000284            100              2            40
36809846                                0.25                   8500000144            100                           40
36812428             2/1/2006          0.375                   8500000183          93.49              2          35.8
36813129             2/1/2006          0.375                   8500000044            100              2            40
36813475             2/1/2006          0.375                   8500000120            100              2            40
36813699             2/1/2006          0.375                   8500000276            100              2            40
36813954             2/1/2006          0.375                   8500000226            100              2            40
36815074             2/1/2006          0.375                   8500000251            100              2            40
36815215             2/1/2006          0.375                   8500000163            100              2            40
36815249             2/1/2006          0.375                   8500000126             90              2          33.3
36815322             2/1/2006          0.375                   8500000248             90              2          33.3
36815470                                0.25                   8500000065            100                           40
36816023             2/1/2006          0.375                   8500000131            100              2            40
36816387             2/1/2006          0.375                   8500000040            100              2            40
36817278             2/1/2006          0.375                   8500000160            100              2            40
36817674             2/1/2006          0.375                   8500000084          94.84              2          36.7
36818334             3/1/2006          0.375                   8500000298            100              2            40
36819233             2/1/2006          0.375                   8500000185          98.77              2          39.3
36819407             2/1/2006          0.375                   8500000305          99.74              2             0
36819555             2/1/2006          0.375                   8500000260          94.23              2          36.3
36820520             2/1/2006          0.375                   8500000048            100              2            40
36821049             2/1/2006          0.375                   8500000078            100              2            40
36821296             2/1/2006          0.375                   8500000026          95.85              2          37.4
36821353             2/1/2006          0.375                   8500000218            100              2            40
36821726             2/1/2006          0.375                   8500000083            100              2            40
36822005             2/1/2006          0.375                   8500000285            100              2            40
36822229             2/1/2006          0.375                   8500000203            100              2            40
36823813             2/1/2006          0.375                   8500000300            100              2            40
36824050             2/1/2006          0.375                   8500000102            100              2            40
36826212             2/1/2006          0.375                   8500000089            100              2            40
36826899             2/1/2006          0.375                   8500000052            100              2            40
36827616             2/1/2006          0.375                   8500000167            100              2            40
36827640             2/1/2006          0.375                   8500000097          84.98              2          29.4
36827921             2/1/2006          0.375                   8500000191            100              2            40
36828010             2/1/2006          0.375                   8500000190          89.74              2          33.1
36828341             2/1/2006          0.375                   8500000090            100              2            40
36828770             2/1/2006          0.375                   8500000004            100              2            40
36829356             2/1/2006          0.375                   8500000287            100              2            40
36829711             2/1/2006          0.375                   8500000024            100              2            40
36829885             2/1/2006          0.375                   8500000132            100              2            40
36829935             2/1/2006          0.375                   8500000220            100              2            40
36832459             2/1/2006          0.375                   8500000119            100              2            40
36832491             2/1/2006          0.375                   8500000056            100              2            40
36832517             2/1/2006          0.375                   8500000012            100              2            40
36832905                                0.25                   8500000261            100                           40
36833267             2/1/2006          0.375                   8500000299            100              2            40
36834323             2/1/2006          0.375                   8500000134            100              2            40
36834687             2/1/2006          0.375                   8500000174            100              2            40
36834794             2/1/2006          0.375                   8500000148            100              2            40
36835668             2/1/2006          0.375                   8500000115            100              2            40
36836989             2/1/2006          0.375                   8500000227            100              2            40
36837276                                0.25                   8500000123          78.81                            0
36837359             2/1/2006          0.375                   8500000217             95              2          36.8
36838019             2/1/2006          0.375                   8500000113            100              2            40
36838746                                0.25                   8500000094            100                           40
36839355             2/1/2006          0.375                   8500000054            100              2            40
36839595             2/1/2006          0.375                   8500000249            100              2            40
36839983                                0.25                   8500000270             90                         33.3
36840973             2/1/2006          0.375                   8500000073            100              2            40
36842433             2/1/2006          0.375                   8500000166            100              2            40
36842714             2/1/2006          0.375                   8500000032            100              2            40
36842722             2/1/2006          0.375                   8500000051            100              2            40
36842961             2/1/2006          0.375                   8500000230          98.75              2             0
36843449                                0.25                   8500000016          87.43                         31.4
36843480             2/1/2006          0.375                   8500000292            100              2            40
36844298             2/1/2006          0.375                   8500000204            100              2            40
36844561             2/1/2006          0.375                   8500000133          97.65              2          38.6
36844579             2/1/2006          0.375                   8500000225            100              2            40
36845030             2/1/2006          0.375                   8500000186            100              2            40
36845766             2/1/2006          0.375                   8500000257            100              2            40
36846731             2/1/2006          0.375                   8500000041            100              2            40
36846897             2/1/2006          0.375                   8500000168             95              2          36.8
36847960             2/1/2006          0.375                   8500000101            100              2            40
36848075             2/1/2006          0.375                   8500000150            100              2            40
36848166             2/1/2006          0.375                   8500000149            100              2            40
36849974             2/1/2006          0.375                   8500000272            100              2            40
36850303                                0.25                   8500000031          93.78                           36
36851798             2/1/2006          0.375                   8500000076            100              2            40
36853018             2/1/2006          0.375                   8500000266            100              2            40
36853455             2/1/2006          0.375                   8500000232            100              2            40
36853554             2/1/2006          0.375                   8500000085            100              2            40
36854024             2/1/2006          0.375                   8500000207            100              2            40
36854065                                0.25                   8500000128            100                           40
36854438             2/1/2006          0.375                   8500000138          98.72              2          39.2
36858314             2/1/2006          0.375                   8500000043            100              2            40
36860823             2/1/2006          0.375                   8500000124            100              2            40
36866721             2/1/2006          0.375                   8500000081             95              2          36.8
36867091             2/1/2006          0.375                   8500000109             95              2          36.8
36867364             2/1/2006          0.375                   8500000209             95              2          36.8
36875243             3/1/2006          0.375                   8500000275            100              2            40
36875540             2/1/2006          0.375                   8500000302            100              2            40
1101001566                              0.25                   1101001566           78.8
1101001751           8/1/2004          0.375                   1101001751          79.98              1
1101001797          12/1/2008           0.25                   1101001797          87.86              5            25
1101001862           6/1/2004          0.375                   1101001862             90              1            25
1101001939          12/1/2008           0.25                   1101001939          94.91              5            30
1101001944          12/1/2008           0.25                   1101001944          38.71              5             0
1101001957           1/1/2009           0.25                   1101001957             90              5             0
1101001996                              0.25                   1101001996          54.25
1101002009           1/1/2006            0.5                   1101002009          59.26              3             0
1101002015                              0.25                   1101002015             90                           35
1101002054                              0.25                   1101002054          79.36
1101002061           3/1/2006          0.375                   1101002061             90              3
1102000515          12/1/2008           0.25                   1102000515             95              5            30
1102000554           1/1/2009           0.25                   1102000554             90              5            30
1102000568           1/1/2009           0.25                   1102000568           89.9              5            25
1102000574                              0.25                   1102000574             90                           30
1102000577                              0.25                   1102000577             95                           35
1102000587           1/1/2009           0.25                   1102000587          73.36              5             0
1102000621           8/1/2004          0.375                   1102000621          65.58              1
1102000622           9/1/2004          0.375                   1102000622          70.57              1
1102000666           3/1/2006          0.375                   1102000666             90              3            30
1104000051                              0.25                   1104000051             95                           30
1104000131          12/1/2008           0.25                   1104000131             95              5            30
1104000142                              0.25                   1104000142             75                            0
1104000172           7/1/2004          0.375                   1104000172             95              1             0
1104000184           9/1/2004          0.375                   1104000184            100              1
1104000203           3/1/2009           0.25                   1104000203            100              5
1104000219           9/1/2004          0.375                   1104000219             95              1
1104000237                              0.25                   1104000237             90                           30
1104000240           3/1/2006          0.375                   1104000240             90              3            30
1104000284           9/1/2004          0.375                   1104000284             80              1
1104000285           9/1/2004          0.375                   1104000285             80              1
1105000567          12/1/2008           0.25                   1105000567           79.3              5             0
1105000605                              0.25                   1105000605             90                           12
1105000639                              0.25                   1105000639             80                            0
1105000706          11/1/2008           0.25                   1105000706             95              5            30
1105000707                              0.25                   1105000707          71.88                            0
1105000724                              0.25                   1105000724             80                            0
1105000764           1/1/2006            0.5                   1105000764             75              3             0
1105000779           1/1/2009           0.25                   1105000779             90              5            30
1105000792          12/1/2008           0.25                   1105000792             90              5            30
1105000827           1/1/2006            0.5                   1105000827          43.19              3             0
1105000859                              0.25                   1105000859             75
1105000860           1/1/2006            0.5                   1105000860          85.71              3             0
1105000866           1/1/2006            0.5                   1105000866             95              3             0
1105000869           1/1/2006            0.5                   1105000869          90.64              3             0
1105000896           9/1/2004          0.375                   1105000896             85              1            12
1105000900           2/1/2006            0.5                   1105000900             90              3
1105000910           3/1/2006          0.375                   1105000910           52.5              3
1105000914           2/1/2009           0.25                   1105000914          52.52              5
1105100066                               0.5                   1105100066          60.13                            0
1105100297           9/1/2005            0.5                   1105100297             90              3             0
1105100318          10/1/2005            0.5                   1105100318          72.34              3             0
1105100376          10/1/2005            0.5                   1105100376          73.95              3             0
1105100412          10/1/2005            0.5                   1105100412          58.95              3             0
1105100456           1/1/2006            0.5                   1105100456          73.64              3             0
1105100473           2/1/2009           0.25                   1105100473             95              5            35
1105100486          10/1/2005            0.5                   1105100486             90              3             0
1105100509          11/1/2005            0.5                   1105100509             95              3             0
1105100616          11/1/2008           0.25                   1105100616             95              5            30
1105100666           2/1/2006            0.5                   1105100666            100              3             0
1105100675           1/1/2006            0.5                   1105100675             90              3             0
1105100753           1/1/2006            0.5                   1105100753             80              3             0
1105100791          11/1/2008           0.25                   1105100791             95              5            30
1105100824                              0.25                   1105100824          76.32                            0
1105100860           1/1/2006            0.5                   1105100860             80              3             0
1105100877           1/1/2006            0.5                   1105100877             80              3             0
1105100917          12/1/2008           0.25                   1105100917             80              5             0
1105100922           2/1/2006            0.5                   1105100922             90              3             0
1105100959                               0.5                   1105100959          53.32
1105100973           1/1/2006            0.5                   1105100973             80              3             0
1105100984          12/1/2008           0.25                   1105100984          69.94              5             0
1105100989           2/1/2006            0.5                   1105100989          76.56              3             0
1105101000           3/1/2006            0.5                   1105101000             80              3
1105101003           2/1/2006            0.5                   1105101003          68.97              3             0
1105101016           2/1/2006            0.5                   1105101016             90              3
1105101017          12/1/2008           0.25                   1105101017          74.67              5             0
1105101020          12/1/2008           0.25                   1105101020          79.35              5             0
1105101021          12/1/2008           0.25                   1105101021           49.1              5             0
1105101032           1/1/2006            0.5                   1105101032             90              3             0
1105101041          12/1/2008           0.25                   1105101041          38.02              5             0
1105101062           1/1/2006            0.5                   1105101062             90              3             0
1105101064           2/1/2009           0.25                   1105101064             70              5
1105101074                               0.5                   1105101074          62.22
1105101094           1/1/2006            0.5                   1105101094          55.24              3             0
1105101109           1/1/2006            0.5                   1105101109             95              3             0
1105101122           1/1/2006            0.5                   1105101122          21.43              3             0
1105101129          12/1/2008           0.25                   1105101129          67.71              5             0
1105101180           1/1/2006            0.5                   1105101180             70              3             0
1105101201           1/1/2006            0.5                   1105101201             85              3             0
1105101207           2/1/2006            0.5                   1105101207             95              3
1105101215           2/1/2006            0.5                   1105101215             90              3             0
1105101225           1/1/2006            0.5                   1105101225          74.07              3             0
1105101230           1/1/2006            0.5                   1105101230          77.67              3             0
1105101233           1/1/2006            0.5                   1105101233             95              3             0
1105101236           1/1/2006            0.5                   1105101236             80              3             0
1105101257           1/1/2006            0.5                   1105101257          70.59              3             0
1105101258           1/1/2006            0.5                   1105101258          69.66              3             0
1105101259                               0.5                   1105101259             80
1105101268           1/1/2006            0.5                   1105101268             90              3             0
1105101276           1/1/2006            0.5                   1105101276          62.67              3             0
1105101277           1/1/2006            0.5                   1105101277             80              3             0
1105101282           1/1/2006            0.5                   1105101282             95              3             0
1105101286           1/1/2006            0.5                   1105101286          60.96              3             0
1105101289           2/1/2009           0.25                   1105101289             95              5            30
1105101294           1/1/2006            0.5                   1105101294             90              3             0
1105101302           1/1/2006            0.5                   1105101302          69.02              3             0
1105101303           1/1/2006            0.5                   1105101303          27.78              3             0
1105101304           1/1/2006            0.5                   1105101304           84.9              3             0
1105101305           1/1/2006            0.5                   1105101305             90              3             0
1105101319           1/1/2006            0.5                   1105101319          51.79              3             0
1105101346           1/1/2006            0.5                   1105101346          82.97              3             0
1105101347           1/1/2006            0.5                   1105101347             85              3             0
1105101353           1/1/2006            0.5                   1105101353          68.09              3             0
1105101355           1/1/2006            0.5                   1105101355          75.91              3             0
1105101357           1/1/2006            0.5                   1105101357             90              3             0
1105101359           1/1/2006            0.5                   1105101359             80              3             0
1105101365           1/1/2006            0.5                   1105101365             85              3             0
1105101366           1/1/2006            0.5                   1105101366             95              3             0
1105101371           1/1/2006            0.5                   1105101371             85              3             0
1105101373           1/1/2006            0.5                   1105101373          82.29              3             0
1105101374           2/1/2006            0.5                   1105101374          49.64              3             0
1105101376           1/1/2006            0.5                   1105101376          63.42              3             0
1105101382           1/1/2006            0.5                   1105101382             90              3             0
1105101384           1/1/2006            0.5                   1105101384             85              3             0
1105101388           1/1/2006            0.5                   1105101388             80              3             0
1105101389           1/1/2006            0.5                   1105101389          90.36              3             0
1105101391           1/1/2006            0.5                   1105101391             85              3             0
1105101392           1/1/2006            0.5                   1105101392          53.43              3             0
1105101395           1/1/2006            0.5                   1105101395             90              3             0
1105101398           2/1/2006            0.5                   1105101398          92.48              3             0
1105101404           1/1/2006            0.5                   1105101404             80              3             0
1105101405           1/1/2006            0.5                   1105101405             75              3             0
1105101409           1/1/2009           0.25                   1105101409          68.17              5             0
1105101410           1/1/2006            0.5                   1105101410             84              3             0
1105101413           1/1/2006            0.5                   1105101413             80              3             0
1105101415           1/1/2006            0.5                   1105101415             75              3             0
1105101418           2/1/2006            0.5                   1105101418          59.63              3             0
1105101424           3/1/2006            0.5                   1105101424             80              3
1105101425           1/1/2006            0.5                   1105101425             85              3             0
1105101426           1/1/2006            0.5                   1105101426             80              3             0
1105101427           1/1/2006            0.5                   1105101427             70              3             0
1105101431           2/1/2006            0.5                   1105101431          74.23              3             0
1105101434           1/1/2006            0.5                   1105101434             90              3             0
1105101445           3/1/2009           0.25                   1105101445             80              5
1105101450           2/1/2006            0.5                   1105101450          84.91              3             0
1105101460           7/1/2004          0.375                   1105101460             90              1             0
1105101470                              0.25                   1105101470          64.96
1105101478           2/1/2006            0.5                   1105101478             95              3             0
1105101479           2/1/2006            0.5                   1105101479             90              3             0
1105101482           2/1/2006            0.5                   1105101482          54.39              3
1105101484                               0.5                   1105101484             95
1105101489           1/1/2006            0.5                   1105101489             75              3             0
1105101491           1/1/2006            0.5                   1105101491             95              3             0
1105101493           2/1/2006            0.5                   1105101493             95              3             0
1105101498                               0.5                   1105101498             75
1105101507                               0.5                   1105101507             95
1105101509           2/1/2006            0.5                   1105101509             65              3             0
1105101518           2/1/2006            0.5                   1105101518             80              3
1105101527           1/1/2006            0.5                   1105101527          56.16              3             0
1105101538           3/1/2006            0.5                   1105101538             70              3
1105101542           2/1/2006            0.5                   1105101542             90              3
1105101546           2/1/2006            0.5                   1105101546             65              3             0
1105101547           2/1/2006            0.5                   1105101547          77.24              3             0
1105101551           2/1/2006            0.5                   1105101551             95              3
1105101565           2/1/2006            0.5                   1105101565             90              3             0
1105101572           2/1/2006            0.5                   1105101572          86.73              3
1105101581           2/1/2006            0.5                   1105101581             85              3             0
1105101585           2/1/2006            0.5                   1105101585             80              3
1105101590           2/1/2006            0.5                   1105101590             80              3             0
1105101600                               0.5                   1105101600             90
1105101601                               0.5                   1105101601             90
1105101605                               0.5                   1105101605             80
1105101617           2/1/2006            0.5                   1105101617             80              3
1105101620                               0.5                   1105101620          33.33
1105101625           3/1/2006            0.5                   1105101625             80              3
1105101630           3/1/2009           0.25                   1105101630             95              5            35
1105101642           2/1/2006            0.5                   1105101642             70              3
1105101644           2/1/2006            0.5                   1105101644             90              3
1105101659                               0.5                   1105101659           71.8
1105101665           2/1/2007            0.5                   1105101665             80              3
1105101669           2/1/2009           0.25                   1105101669             80              5
1105101675           3/1/2006            0.5                   1105101675          30.75              3
1105101678           3/1/2006            0.5                   1105101678             80              3
1105101681           2/1/2006            0.5                   1105101681             80              3
1105101686           2/1/2006            0.5                   1105101686             95              3
1105101693           3/1/2006            0.5                   1105101693          53.87              3
1105101699           2/1/2006            0.5                   1105101699             80              3
1105101704                              0.25                   1105101704          36.04
1105101707           2/1/2006            0.5                   1105101707             95              3
1105101741                               0.5                   1105101741             75
1105101742           3/1/2006            0.5                   1105101742             95              3
1105101771                               0.5                   1105101771          45.46
1105101865           3/1/2006            0.5                   1105101865             80              3
1106000061                              0.25                   1106000061          63.09                            0
1106000160           8/1/2004          0.375                   1106000160             80              1
1106000163           6/1/2004          0.375                   1106000163          77.65              1             0
1106000172                              0.25                   1106000172          42.78                            0
1106000178          12/1/2008           0.25                   1106000178             80              5             0
1108000233          12/1/2008           0.25                   1108000233             64              5             0
1111000007                              0.25                   1111000007          78.27                            0
1112000106                              0.25                   1112000106             95                           30
1112000117           2/1/2009           0.25                   1112000117            100              5             0
1112000124           6/1/2004          0.375                   1112000124            100              1             0
1112000132           1/1/2006            0.5                   1112000132             90              3             0
1112000152          12/1/2008           0.25                   1112000152             85              5            12
1112000157          12/1/2008           0.25                   1112000157             95              5             0
1112000175           1/1/2006            0.5                   1112000175          68.66              3             0
1112000183           3/1/2006            0.5                   1112000183          62.59              3
1113000027           6/1/2004          0.375                   1113000027          94.99              1            30
1113000036                              0.25                   1113000036          64.84                            0
1113000038          12/1/2008           0.25                   1113000038          77.53              5             0
1113000043           9/1/2004          0.375                   1113000043          67.06              1
1113000052                              0.25                   1113000052          55.56                            0
1301001107                              0.25                   1301001107          65.68                            0
1301001146                              0.25                   1301001146             90                           25
1301001190           2/1/2006            0.5                   1301001190           82.5              3             0
1301001199           3/1/2007          0.375                   1301001199             80              3
1301001204           8/1/2004          0.375                   1301001204             95              1            35
1301001207           2/1/2009           0.25                   1301001207             95              5
1301001209           9/1/2004          0.375                   1301001209             95              1
1301001210           9/1/2004          0.375                   1301001210             95              1            35
1301001216           3/1/2007          0.375                   1301001216             80              3
1301001220           3/1/2006          0.375                   1301001220             80              3
1302001094           1/1/2009           0.25                   1302001094          90.18              5             0
1302001165          12/1/2008           0.25                   1302001165             95              5            30
1302001183           1/1/2009           0.25                   1302001183             80              5             0
1302001190           1/1/2009           0.25                   1302001190             95              5            25
1302001198                              0.25                   1302001198             80                            0
1302001199           1/1/2007          0.375                   1302001199          94.97              3            30
1302001210           2/1/2009           0.25                   1302001210            100              5
1302001211           9/1/2004          0.375                   1302001211             95              1            35
1302001214           2/1/2007          0.375                   1302001214            100              3
1303000759           2/1/2009           0.25                   1303000759          89.88              5
1303000980           1/1/2009           0.25                   1303000980          44.55              5             0
1303001034          10/1/2008           0.25                   1303001034             95              5            30
1303001084           7/1/2004          0.375                   1303001084          85.08              1            25
1303001122           1/1/2009           0.25                   1303001122          89.84              5             0
1303001141          12/1/2008           0.25                   1303001141             80              5             0
1303001157           2/1/2006            0.5                   1303001157             65              3             0
1303001158           1/1/2009           0.25                   1303001158             85              5            12
1303001159           2/1/2009           0.25                   1303001159          94.32              5             0
1303001161           7/1/2004          0.375                   1303001161             80              1             0
1303001164           2/1/2006            0.5                   1303001164             80              3
1303001168           7/1/2004          0.375                   1303001168             80              1             0
1303001180           8/1/2004          0.375                   1303001180          79.96              1
1303001184           8/1/2004          0.375                   1303001184             90              1            35
1303001188           8/1/2004          0.375                   1303001188             90              1
1303001220           9/1/2004          0.375                   1303001220          61.75              1
1303001235           3/1/2007          0.375                   1303001235          95.07              3
1304003078           6/1/2004          0.375                   1304003078            100              1             0
1304003109                              0.25                   1304003109           73.2                            0
1304003287           7/1/2004          0.375                   1304003287             90              1            25
1304003338           1/1/2009           0.25                   1304003338             95              5            35
1304003493           6/1/2004          0.375                   1304003493          94.58              1             0
1304003519           6/1/2004          0.375                   1304003519             95              1            25
1304003538           6/1/2004          0.375                   1304003538          87.12              1            25
1304003566          12/1/2008           0.25                   1304003566             75              5             0
1304003617           3/1/2009           0.25                   1304003617             95              5            35
1304003625           6/1/2004          0.375                   1304003625             95              1            30
1304003626                              0.25                   1304003626             95                            0
1304003633           1/1/2009           0.25                   1304003633             95              5            30
1304003646           6/1/2004          0.375                   1304003646             95              1            30
1304003654                              0.25                   1304003654             95                           12
1304003657           3/1/2009           0.25                   1304003657             95              5
1304003662           6/1/2004          0.375                   1304003662             95              1            30
1304003685          12/1/2008           0.25                   1304003685             60              5             0
1304003692           6/1/2004          0.375                   1304003692             95              1            30
1304003711           7/1/2004          0.375                   1304003711          65.53              1             0
1304003719           1/1/2009           0.25                   1304003719          75.74              5             0
1304003745           8/1/2004          0.375                   1304003745             95              1            35
1304003761           1/1/2009           0.25                   1304003761          78.73              5             0
1304003784           8/1/2004          0.375                   1304003784            100              1
1304003787           1/1/2009           0.25                   1304003787             95              5            25
1304003804           8/1/2004          0.375                   1304003804           57.4              1
1304003808           2/1/2009           0.25                   1304003808             90              5
1304003823           2/1/2009           0.25                   1304003823             95              5            35
1304003834           8/1/2004          0.375                   1304003834          92.02              1
1304003852           2/1/2006          0.375                   1304003852             95              3            35
1304003868           8/1/2004          0.375                   1304003868            100              1             0
1304003882           8/1/2004          0.375                   1304003882             95              1            35
1304003883           2/1/2006            0.5                   1304003883             80              3
1304003892           2/1/2006            0.5                   1304003892             95              3
1304003900                              0.25                   1304003900             80
1304003930           3/1/2009           0.25                   1304003930             80              5
1304003941           8/1/2004          0.375                   1304003941             80              1
1304003943                              0.25                   1304003943             90                           30
1304003950                              0.25                   1304003950             80
1304003961                              0.25                   1304003961          77.14
1304003963           3/1/2006          0.375                   1304003963             90              3            30
1304003972           9/1/2004          0.375                   1304003972            100              1
1304003987           9/1/2004          0.375                   1304003987          91.29              1            35
1304003990           9/1/2004          0.375                   1304003990             90              1
1304004034           9/1/2004          0.375                   1304004034             95              1
1308000957                              0.25                   1308000957          94.97                            0
1308000960                              0.25                   1308000960             95                            0
1308001146                              0.25                   1308001146          99.96                            0
1308001235          10/1/2008           0.25                   1308001235          94.99              5            30
1308001411                              0.25                   1308001411             80                            0
1308001416                              0.25                   1308001416             80                            0
1308001493          12/1/2008           0.25                   1308001493          94.96              5            30
1308001494                              0.25                   1308001494          74.07                            0
1308001609                              0.25                   1308001609             90                           25
1308001621           2/1/2009           0.25                   1308001621            100              5
1308001625           7/1/2004          0.375                   1308001625             80              1             0
1308001652           2/1/2009           0.25                   1308001652            100              5
1308001655           2/1/2009           0.25                   1308001655            100              5
1308001656           2/1/2009           0.25                   1308001656             90              5            25
1308001691           2/1/2009           0.25                   1308001691          99.99              5
1308001694           3/1/2006          0.375                   1308001694             95              3
1308001698           9/1/2004          0.375                   1308001698            100              1
1308001701           3/1/2009           0.25                   1308001701             95              5            35
1308001726           8/1/2004          0.375                   1308001726             80              1
1308001796                              0.25                   1308001796          79.25
1308001812           9/1/2004          0.375                   1308001812          65.36              1
1308001826           3/1/2006          0.375                   1308001826            100              3
1309002238           8/1/2004          0.375                   1309002238          99.99              1
1309002732           3/1/2006          0.375                   1309002732             90              3
1309002742                              0.25                   1309002742             80
1309002766           1/1/2009           0.25                   1309002766             85              5            12
1309002804          12/1/2008           0.25                   1309002804             95              5            30
1309002869          11/1/2008           0.25                   1309002869             95              5            30
1309002877                              0.25                   1309002877             80                            0
1309002900          12/1/2008           0.25                   1309002900          94.87              5            30
1309002906          11/1/2008           0.25                   1309002906             95              5            30
1309002921          12/1/2008           0.25                   1309002921             80              5             0
1309002960          12/1/2008           0.25                   1309002960             95              5            30
1309002999          12/1/2008           0.25                   1309002999             80              5             0
1309003025          12/1/2008           0.25                   1309003025            100              5             0
1309003035                              0.25                   1309003035             80                            0
1309003036           9/1/2004          0.375                   1309003036             70              1
1309003037          12/1/2008           0.25                   1309003037          86.07              5             0
1309003066                              0.25                   1309003066             80                            0
1309003071          12/1/2008           0.25                   1309003071             80              5             0
1309003117           1/1/2009           0.25                   1309003117          79.17              5             0
1309003118           2/1/2009           0.25                   1309003118          94.99              5            30
1309003138                              0.25                   1309003138          60.51                            0
1309003171           1/1/2009           0.25                   1309003171             80              5             0
1309003174          12/1/2008           0.25                   1309003174             80              5             0
1309003186                              0.25                   1309003186           79.8                            0
1309003232           1/1/2009           0.25                   1309003232            100              5             0
1309003243           1/1/2009           0.25                   1309003243          94.98              5            30
1309003251           7/1/2004          0.375                   1309003251          94.63              1            35
1309003257           1/1/2009           0.25                   1309003257            100              5             0
1309003273           8/1/2004          0.375                   1309003273            100              1             0
1309003315           8/1/2004          0.375                   1309003315             80              1             0
1309003320           2/1/2009           0.25                   1309003320             95              5            35
1309003321           2/1/2009           0.25                   1309003321            100              5
1309003331           8/1/2004          0.375                   1309003331             95              1            25
1309003334           2/1/2009           0.25                   1309003334            100              5
1309003353           8/1/2004          0.375                   1309003353          94.83              1            35
1309003367           2/1/2009           0.25                   1309003367             95              5            35
1309003369           3/1/2011           0.25                   1309003369             95              6
1309003380                              0.25                   1309003380          44.78
1309003408           2/1/2009           0.25                   1309003408            100              5
1309003414           2/1/2009           0.25                   1309003414            100              5
1309003416                              0.25                   1309003416             95                           35
1309003425           2/1/2006          0.375                   1309003425             95              3            35
1309003428           2/1/2009           0.25                   1309003428          73.85              5
1309003437           2/1/2007          0.375                   1309003437             80              3
1309003471           3/1/2007          0.375                   1309003471            100              3
1309003482           9/1/2004          0.375                   1309003482             80              1
1309003483           2/1/2007          0.375                   1309003483             95              3            35
1309003489                              0.25                   1309003489             90                           35
1309003523                              0.25                   1309003523            100
1309003526           9/1/2004          0.375                   1309003526            100              1
1309003532           3/1/2007          0.375                   1309003532             95              3            35
1309003537                              0.25                   1309003537          67.68
1309003541           9/1/2004          0.375                   1309003541             74              1
1309003552           9/1/2004          0.375                   1309003552             80              1
1309003572                              0.25                   1309003572             90
1310001997           7/1/2008           0.25                   1310001997             95              5            30
1310002272           7/1/2006          0.375                   1310002272          94.69              3             0
1310002308                              0.25                   1310002308             80                            0
1310002566          10/1/2008           0.25                   1310002566             95              5            30
1310002599           2/1/2009           0.25                   1310002599          99.97              5             0
1310002747           9/1/2008           0.25                   1310002747             95              5            30
1310002796           1/1/2009           0.25                   1310002796          99.99              5             0
1310002817                              0.25                   1310002817          89.91                           25
1310002847           9/1/2008           0.25                   1310002847             95              5            30
1310002848           1/1/2009           0.25                   1310002848             95              5            30
1310002951           1/1/2009           0.25                   1310002951          94.97              5            30
1310003065           6/1/2004          0.375                   1310003065             90              1             0
1310003169                              0.25                   1310003169          89.99                           25
1310003237                              0.25                   1310003237             75                            0
1310003269           6/1/2004          0.375                   1310003269          79.65              1             0
1310003274           6/1/2004          0.375                   1310003274             95              1            30
1310003323           8/1/2004          0.375                   1310003323             90              1             0
1310003327          12/1/2008           0.25                   1310003327          94.99              5            30
1310003330          12/1/2008           0.25                   1310003330          99.99              5             0
1310003340                              0.25                   1310003340          94.99                           30
1310003370           8/1/2004          0.375                   1310003370          79.98              1             0
1310003375          12/1/2008           0.25                   1310003375             95              5            30
1310003376           6/1/2004          0.375                   1310003376             90              1            25
1310003378          12/1/2008           0.25                   1310003378             95              5            30
1310003384          12/1/2008           0.25                   1310003384             95              5            30
1310003393           6/1/2004          0.375                   1310003393             80              1             0
1310003395           6/1/2004          0.375                   1310003395          98.52              1             0
1310003397          12/1/2008           0.25                   1310003397             90              5            25
1310003398                              0.25                   1310003398             80                            0
1310003400          12/1/2008           0.25                   1310003400          77.08              5             0
1310003404           8/1/2004          0.375                   1310003404             95              1             0
1310003409           8/1/2004          0.375                   1310003409          99.97              1
1310003412           6/1/2004          0.375                   1310003412             80              1             0
1310003414           6/1/2004          0.375                   1310003414             95              1            30
1310003415           1/1/2009           0.25                   1310003415          99.98              5             0
1310003428                              0.25                   1310003428             90                           25
1310003440           3/1/2009           0.25                   1310003440          94.98              5            30
1310003445          12/1/2008           0.25                   1310003445             95              5            30
1310003449           8/1/2004          0.375                   1310003449             90              1            30
1310003475                              0.25                   1310003475             80                            0
1310003481           7/1/2004          0.375                   1310003481          84.04              1             0
1310003496                              0.25                   1310003496             76                            0
1310003499           2/1/2009           0.25                   1310003499          99.98              5
1310003507          12/1/2008           0.25                   1310003507             95              5            30
1310003508          12/1/2008           0.25                   1310003508            100              5             0
1310003547           7/1/2004          0.375                   1310003547             75              1             0
1310003551           7/1/2004          0.375                   1310003551             75              1             0
1310003553           7/1/2004          0.375                   1310003553             95              1            30
1310003560           1/1/2009           0.25                   1310003560             85              5            25
1310003563           8/1/2004          0.375                   1310003563           54.7              1
1310003564          12/1/2008           0.25                   1310003564          89.99              5            25
1310003566           1/1/2009           0.25                   1310003566             95              5            30
1310003568           7/1/2004          0.375                   1310003568             90              1            25
1310003580           7/1/2004          0.375                   1310003580             80              1             0
1310003593           7/1/2004          0.375                   1310003593             95              1            30
1310003623           1/1/2009           0.25                   1310003623           77.5              5             0
1310003631           7/1/2004          0.375                   1310003631             80              1             0
1310003649           2/1/2009           0.25                   1310003649          78.91              5             0
1310003658           1/1/2009           0.25                   1310003658           94.9              5            30
1310003659           1/1/2007          0.375                   1310003659          79.99              3             0
1310003679           1/1/2009           0.25                   1310003679             80              5             0
1310003681                              0.25                   1310003681          83.04
1310003720           3/1/2011           0.25                   1310003720             80              6
1310003722           8/1/2004          0.375                   1310003722             95              1            30
1310003743           9/1/2004          0.375                   1310003743          74.54              1
1310003745           2/1/2009           0.25                   1310003745          79.99              5
1310003757           3/1/2006          0.375                   1310003757          89.97              3
1310003758           9/1/2004          0.375                   1310003758          74.49              1
1310003761           8/1/2004          0.375                   1310003761             80              1
1310003766           8/1/2004          0.375                   1310003766             90              1            35
1310003769           8/1/2004          0.375                   1310003769             90              1
1310003770           8/1/2004          0.375                   1310003770             90              1            35
1310003771           2/1/2007          0.375                   1310003771             95              3            35
1310003772           8/1/2004          0.375                   1310003772             90              1            35
1310003788           8/1/2004          0.375                   1310003788          78.81              1
1310003789           8/1/2004          0.375                   1310003789          77.59              1
1310003794           8/1/2004          0.375                   1310003794             80              1             0
1310003800                              0.25                   1310003800             90                           30
1310003803           8/1/2004          0.375                   1310003803             90              1            35
1310003807           8/1/2004          0.375                   1310003807             90              1            30
1310003810           8/1/2004          0.375                   1310003810             90              1            35
1310003811           8/1/2004          0.375                   1310003811             90              1            35
1310003815           8/1/2004          0.375                   1310003815             90              1            35
1310003816           8/1/2004          0.375                   1310003816             90              1            35
1310003824                              0.25                   1310003824             80
1310003827           8/1/2004          0.375                   1310003827          79.99              1
1310003830           8/1/2004          0.375                   1310003830             80              1
1310003834           9/1/2004          0.375                   1310003834             80              1
1310003837           8/1/2004          0.375                   1310003837             90              1            30
1310003838           8/1/2004          0.375                   1310003838             80              1             0
1310003870           9/1/2004          0.375                   1310003870          92.86              1
1310003872           2/1/2007          0.375                   1310003872             90              3            35
1310003877           8/1/2004          0.375                   1310003877          94.98              1            35
1310003881           2/1/2009           0.25                   1310003881             95              5            35
1310003885           2/1/2009           0.25                   1310003885             95              5            35
1310003886                              0.25                   1310003886            100
1310003900           2/1/2007          0.375                   1310003900            100              3
1310003908           8/1/2004          0.375                   1310003908             95              1            35
1310003911           8/1/2004          0.375                   1310003911          79.88              1
1310003921           2/1/2009           0.25                   1310003921          99.96              5
1310003924           8/1/2004          0.375                   1310003924             95              1
1310003928           2/1/2009           0.25                   1310003928            100              5
1310003955           3/1/2006          0.375                   1310003955          94.98              3
1310003965           3/1/2007          0.375                   1310003965             90              3            30
1310003967                              0.25                   1310003967             95                           35
1310003968           9/1/2004          0.375                   1310003968             90              1            30
1310003984                              0.25                   1310003984             95
1310003988           9/1/2004          0.375                   1310003988             95              1            35
1310003990           9/1/2004          0.375                   1310003990          96.37              1
1310003992           3/1/2006          0.375                   1310003992             95              3            35
1310003993           9/1/2004          0.375                   1310003993             95              1            35
1310003994                              0.25                   1310003994             95
1310003996                              0.25                   1310003996             95
1310003998                              0.25                   1310003998             95
1310004000           9/1/2004          0.375                   1310004000             95              1
1310004001           9/1/2004          0.375                   1310004001             95              1            35
1310004002           9/1/2004          0.375                   1310004002             95              1            35
1310004004           3/1/2006          0.375                   1310004004             90              3
1310004016           3/1/2006          0.375                   1310004016             95              3
1310004034           3/1/2006          0.375                   1310004034          94.99              3            35
1310004045           9/1/2004          0.375                   1310004045             90              1            30
1310004046           9/1/2004          0.375                   1310004046             90              1            30
1310004048           9/1/2004          0.375                   1310004048             90              1            30
1310004050           9/1/2004          0.375                   1310004050             90              1            30
1310004062                              0.25                   1310004062          69.71
1310004063           3/1/2009           0.25                   1310004063             95              5            35
1310004080           3/1/2006          0.375                   1310004080             95              3            35
1310004088           3/1/2006          0.375                   1310004088             95              3            30
1310004098           3/1/2007          0.375                   1310004098             95              3
1310100580           3/1/2006          0.375                   1310100580            100              3
1310100595           3/1/2009           0.25                   1310100595             80              5
1311001944           2/1/2009           0.25                   1311001944            100              5
1311001970          12/1/2008           0.25                   1311001970             95              5            30
1311002070                              0.25                   1311002070          53.37                            0
1311002085           1/1/2009           0.25                   1311002085            100              5             0
1311002096           6/1/2004          0.375                   1311002096          88.47              1            25
1311002103           1/1/2006            0.5                   1311002103             90              3             0
1311002105          12/1/2008           0.25                   1311002105             95              5            30
1311002106           7/1/2004          0.375                   1311002106             80              1             0
1311002109           7/1/2004          0.375                   1311002109             80              1             0
1311002113           1/1/2009           0.25                   1311002113             95              5            30
1311002131          12/1/2008           0.25                   1311002131             95              5            30
1311002132                              0.25                   1311002132             90                           25
1311002165           1/1/2009           0.25                   1311002165            100              5             0
1311002171           2/1/2009           0.25                   1311002171             95              5            35
1311002174           1/1/2009           0.25                   1311002174          89.98              5            30
1311002181           2/1/2009           0.25                   1311002181            100              5
1311002189           2/1/2007          0.375                   1311002189             95              3            35
1311002198           2/1/2009           0.25                   1311002198          89.99              5            30
1311002199           1/1/2007          0.375                   1311002199             95              3            30
1311002233           2/1/2007          0.375                   1311002233             95              3            35
1311002246           8/1/2004          0.375                   1311002246          74.14              1
1311002251           2/1/2009           0.25                   1311002251          82.45              5            35
1311002262           3/1/2009           0.25                   1311002262             80              5
1311002290           9/1/2004          0.375                   1311002290             90              1            25
1311002303           3/1/2006          0.375                   1311002303             90              3
1311002311           3/1/2009           0.25                   1311002311             80              5
1312001122                              0.25                   1312001122          64.73                            0
1312001241           7/1/2004          0.375                   1312001241             90              1             0
1312001313          12/1/2008           0.25                   1312001313             90              5             0
1312001417                              0.25                   1312001417             80                            0
1312001418           6/1/2004          0.375                   1312001418             95              1             0
1312001427          12/1/2008           0.25                   1312001427          79.42              5             0
1312001460                              0.25                   1312001460             80                            0
1312001470           1/1/2009           0.25                   1312001470          63.45              5             0
1312001500           1/1/2009           0.25                   1312001500          94.98              5            35
1312001512                              0.25                   1312001512             95                           35
1312001515           2/1/2006            0.5                   1312001515          87.09              3             0
1312001521                              0.25                   1312001521            100
1312001554           8/1/2004          0.375                   1312001554             90              1             0
1312001571           9/1/2004          0.375                   1312001571             95              1
1312001594           3/1/2006          0.375                   1312001594             95              3            30
1312001600           2/1/2007          0.375                   1312001600          84.97              3            35
1312001605           9/1/2004          0.375                   1312001605          76.93              1
1312001606           2/1/2009           0.25                   1312001606          99.98              5
1312001617           9/1/2004          0.375                   1312001617          74.18              1
1312001622           3/1/2009           0.25                   1312001622             85              5            12
1312001625           9/1/2004          0.375                   1312001625          55.28              1
1312001634           3/1/2009           0.25                   1312001634             80              5
1312001637           3/1/2009           0.25                   1312001637             80              5
1313000212           1/1/2009           0.25                   1313000212            100              5             0
1313000426           7/1/2004          0.375                   1313000426          79.09              1             0
1313000541           9/1/2006          0.375                   1313000541          89.26              2             0
1313000556           7/1/2004          0.375                   1313000556             95              1            35
1313000673                              0.25                   1313000673          89.14                           25
1313000674           6/1/2004          0.375                   1313000674          72.59              1             0
1313000688                              0.25                   1313000688          77.42                            0
1313000690                              0.25                   1313000690             80                            0
1313000692                              0.25                   1313000692             80                            0
1313000695                              0.25                   1313000695             95                           30
1313000714                              0.25                   1313000714            100                            0
1313000737           6/1/2004          0.375                   1313000737          79.99              1             0
1313000741           6/1/2004          0.375                   1313000741             95              1            30
1313000742          12/1/2006          0.375                   1313000742             90              3            25
1313000778                              0.25                   1313000778          73.13                            0
1313000805           7/1/2004          0.375                   1313000805             95              1            35
1313000807                              0.25                   1313000807             80                            0
1313000819           7/1/2004          0.375                   1313000819             95              1            35
1313000823           8/1/2004          0.375                   1313000823             95              1            35
1313000826           2/1/2009           0.25                   1313000826             80              5
1313000838           7/1/2004          0.375                   1313000838             95              1            30
1313000872                              0.25                   1313000872            100
1313000875           8/1/2004          0.375                   1313000875             95              1            35
1313000878           8/1/2004          0.375                   1313000878          94.96              1            35
1313000898           2/1/2009           0.25                   1313000898             80              5
1313000906                              0.25                   1313000906            100
1313000915           2/1/2007          0.375                   1313000915          89.71              3
1313000925           9/1/2004          0.375                   1313000925          94.85              1            35
1313000930           9/1/2004          0.375                   1313000930             95              1            35
1313000968           9/1/2004          0.375                   1313000968            100              1
1313000974           3/1/2006          0.375                   1313000974          97.44              3
1313000975                              0.25                   1313000975            100
1313000984           3/1/2006          0.375                   1313000984          94.97              3            35
1313001002           3/1/2009           0.25                   1313001002            100              5
1315000008                              0.25                   1315000008           61.8                            0
1315000160                              0.25                   1315000160          89.98                            0
1315000380                              0.25                   1315000380          89.29                           25
1315000405          11/1/2005            0.5                   1315000405          74.58              3             0
1315000457           5/1/2004          0.375                   1315000457          33.22              1             0
1315000465          12/1/2006          0.375                   1315000465          79.33              3             0
1315000484          12/1/2008           0.25                   1315000484            100              5             0
1315000504           1/1/2009           0.25                   1315000504            100              5             0
1315000512          12/1/2008           0.25                   1315000512            100              5             0
1315000516           1/1/2009           0.25                   1315000516            100              5             0
1315000530          12/1/2008           0.25                   1315000530             95              5            30
1315000534          12/1/2008           0.25                   1315000534             90              5            25
1315000536                              0.25                   1315000536          89.99                            0
1315000540           7/1/2004          0.375                   1315000540             90              1            25
1315000550           8/1/2004          0.375                   1315000550          76.35              1             0
1315000552           1/1/2009           0.25                   1315000552             80              5             0
1315000554           1/1/2009           0.25                   1315000554             80              5             0
1315000556           1/1/2009           0.25                   1315000556          94.99              5             0
1315000567                              0.25                   1315000567            100                            0
1315000583           1/1/2009           0.25                   1315000583          94.94              5            30
1315000587                              0.25                   1315000587          99.97                            0
1315000588           2/1/2007          0.375                   1315000588          94.97              3
1315000593           2/1/2009           0.25                   1315000593          94.84              5             0
1315000594           1/1/2009           0.25                   1315000594             90              5            25
1315000595           1/1/2009           0.25                   1315000595             90              5            25
1315000640           9/1/2004          0.375                   1315000640             95              1            35
1315000641           8/1/2004          0.375                   1315000641          94.98              1             0
1315000650           8/1/2004          0.375                   1315000650          94.91              1
1315000664           8/1/2004          0.375                   1315000664           79.8              1
1315000686                              0.25                   1315000686          74.92
1315000711           3/1/2007          0.375                   1315000711          99.99              3
1316000075          12/1/2006          0.375                   1316000075          88.24              3            25
1316000101          12/1/2008           0.25                   1316000101             90              5            25
1316000113          12/1/2008           0.25                   1316000113          43.48              5             0
1316000131           1/1/2009           0.25                   1316000131             80              5             0
1316000152           8/1/2004          0.375                   1316000152          74.25              1
1316000156                              0.25                   1316000156          54.55
1316000165                              0.25                   1316000165             90                           35
1316000202           3/1/2006          0.375                   1316000202          89.96              3            30
1317000011                              0.25                   1317000011             95                           35
1317000013          12/1/2008           0.25                   1317000013          79.99              5             0
1319000001           8/1/2004          0.375                   1319000001          77.06              1
1319000002           9/1/2004          0.375                   1319000002            100              1
1321000001          12/1/2008           0.25                   1321000001             84              5            12
1321000005                              0.25                   1321000005             95                           30
1321000010           3/1/2006          0.375                   1321000010             95              3            35
1501103507                              0.25                   1501103507          66.88                            0
1501103528                              0.25                   1501103528          60.19                            0
1501103576                              0.25                   1501103576          89.76                            0
1501104290          12/1/2008           0.25                   1501104290             80              5             0
1501105050                              0.25                   1501105050          53.85                            0
1501105434                              0.25                   1501105434          94.04                           30
1501105581                              0.25                   1501105581             95                            0
1501105594          12/1/2008           0.25                   1501105594             90              5            25
1501105717                              0.25                   1501105717             80                            0
1501105787                              0.25                   1501105787             90                           30
1501105799                              0.25                   1501105799             80                            0
1501105808                              0.25                   1501105808             80                            0
1501105861                              0.25                   1501105861          43.64                            0
1501105897           1/1/2009           0.25                   1501105897             95              5            25
1501105952                              0.25                   1501105952             80                            0
1501106046                              0.25                   1501106046             95                           35
1501106050                              0.25                   1501106050             90                           35
1501106082           2/1/2009           0.25                   1501106082             95              5             0
1501106101           1/1/2009           0.25                   1501106101          72.73              5             0
1501106110           2/1/2006            0.5                   1501106110             80              3             0
1501106139                              0.25                   1501106139             90                           30
1501106175                              0.25                   1501106175          79.49
1501106243                              0.25                   1501106243             80
1501106314           8/1/2004          0.375                   1501106314          74.79              1             0
1501106315           8/1/2004          0.375                   1501106315          74.79              1             0
1501106340                              0.25                   1501106340             90                           35
1501106371                              0.25                   1501106371           46.5                            0
1501106403                              0.25                   1501106403          60.47
1501106416                              0.25                   1501106416             85                           35
1501106538           3/1/2006          0.375                   1501106538             90              3
1501106551           3/1/2009           0.25                   1501106551             80              5
1501106553           9/1/2004          0.375                   1501106553             80              1
1501106580                              0.25                   1501106580             80
1501106615                              0.25                   1501106615          80.46                           12
1501106619           9/1/2004          0.375                   1501106619             80              1
1501106624           9/1/2004          0.375                   1501106624             70              1
1501106628           3/1/2009           0.25                   1501106628             85              5            12
1501106636           9/1/2004          0.375                   1501106636          81.46              1             6
1501106649                              0.25                   1501106649             95                           35
1501106652           9/1/2004          0.375                   1501106652          76.94              1
1501106664           9/1/2004          0.375                   1501106664             90              1
1501106667           9/1/2004          0.375                   1501106667          88.28              1            30
1501106720           9/1/2004          0.375                   1501106720            100              1
1501106763                              0.25                   1501106763          79.73
1501106790           3/1/2007          0.375                   1501106790             95              3            35
1701101581           7/1/2008           0.25                   1701101581          89.97              5             0
1701101725                              0.25                   1701101725          57.47                            0
1701101857                              0.25                   1701101857          76.56                            0
1701102047                              0.25                   1701102047           55.4                            0
1701102154           8/1/2005          0.375                   1701102154             90              3             0
1701102187           9/1/2005          0.375                   1701102187             90              3             0
1701102207          12/1/2010           0.25                   1701102207          69.92              6             0
1701102241                              0.25                   1701102241          70.46                            0
1701102610                              0.25                   1701102610          49.75                            0
1701102664           4/1/2004          0.375                   1701102664             95              1            35
1701102721                              0.25                   1701102721          30.78                            0
1701102807          11/1/2005          0.375                   1701102807          60.61              3             0
1701102831                              0.25                   1701102831           45.6                            0
1701102854          12/1/2005          0.375                   1701102854             85              3             0
1701102865           6/1/2004          0.375                   1701102865          89.97              1             0
1701102867          12/1/2005          0.375                   1701102867          59.53              3             0
1701102872          10/1/2005          0.375                   1701102872             90              3             0
1701102908          12/1/2005          0.375                   1701102908           83.2              3             0
1701102936          12/1/2005          0.375                   1701102936             70              3             0
1701102937          12/1/2005          0.375                   1701102937          55.31              3             0
1701102938                              0.25                   1701102938          76.19                            0
1701102963          12/1/2005          0.375                   1701102963             80              3             0
1701102967          11/1/2005          0.375                   1701102967             88              3             0
1701102970                              0.25                   1701102970          72.57
1701102972                              0.25                   1701102972             90                            0
1701102980          12/1/2008           0.25                   1701102980             80              5             0
1701102987          11/1/2005          0.375                   1701102987          79.99              3             0
1701102989                              0.25                   1701102989             80                            0
1701103007          12/1/2005          0.375                   1701103007             89              3            25
1701103014          12/1/2008           0.25                   1701103014             85              5             0
1701103043                              0.25                   1701103043             60                            0
1701103046          11/1/2005          0.375                   1701103046            100              3             0
1701103055           1/1/2009           0.25                   1701103055             80              5             0
1701103057          11/1/2005          0.375                   1701103057          69.12              3             0
1701103062                              0.25                   1701103062          70.13                            0
1701103063          12/1/2005          0.375                   1701103063            100              3             0
1701103067           1/1/2009           0.25                   1701103067             80              5             0
1701103068          12/1/2005          0.375                   1701103068             80              3             0
1701103072                              0.25                   1701103072             90                           30
1701103076                              0.25                   1701103076             80                            0
1701103078                              0.25                   1701103078             80                            0
1701103085          12/1/2005          0.375                   1701103085             95              3             0
1701103087                              0.25                   1701103087          26.47                            0
1701103093          12/1/2005          0.375                   1701103093             80              3             0
1701103102          12/1/2005          0.375                   1701103102          99.99              3             0
1701103109                              0.25                   1701103109             95                            0
1701103115          12/1/2005          0.375                   1701103115          78.73              3             0
1701103116                              0.25                   1701103116          72.38                            0
1701103120          12/1/2005          0.375                   1701103120            100              3             0
1701103122                              0.25                   1701103122          79.78                            0
1701103123          12/1/2008           0.25                   1701103123             80              5             0
1701103130                              0.25                   1701103130          66.67                            0
1701103145          12/1/2008           0.25                   1701103145             75              5             0
1701103151          12/1/2005          0.375                   1701103151             80              3             0
1701103152          12/1/2008           0.25                   1701103152             80              5             0
1701103160                              0.25                   1701103160             80                            0
1701103175                              0.25                   1701103175          31.38                            0
1701103176                              0.25                   1701103176          74.06                            0
1701103177                              0.25                   1701103177          64.87                            0
1701103178          12/1/2008           0.25                   1701103178            100              5             0
1701103181                              0.25                   1701103181          65.45                            0
1701103201          12/1/2005          0.375                   1701103201             80              3             0
1701103202          12/1/2005          0.375                   1701103202             90              3             0
1701103211                              0.25                   1701103211             85                            0
1701103216                              0.25                   1701103216          35.08                            0
1701103217          12/1/2005          0.375                   1701103217            100              3             0
1701103221                              0.25                   1701103221             80                            0
1701103225           1/1/2007          0.375                   1701103225             90              3             0
1701103226          12/1/2006          0.375                   1701103226            100              3             0
1701103231          12/1/2005          0.375                   1701103231            100              3             0
1701103236          12/1/2008           0.25                   1701103236             80              5             0
1701103238          12/1/2005          0.375                   1701103238            100              3             0
1701103239                              0.25                   1701103239          85.13                            0
1701103240          12/1/2005          0.375                   1701103240            100              3            12
1701103248           6/1/2004          0.375                   1701103248          68.97              1             0
1701103254                              0.25                   1701103254          77.82                            0
1701103261                              0.25                   1701103261          41.52                            0
1701103262           1/1/2014           0.25                   1701103262             80              6             0
1701103263          12/1/2005          0.375                   1701103263             90              3             0
1701103269                              0.25                   1701103269          50.89                            0
1701103270                              0.25                   1701103270             80                            0
1701103272           1/1/2009           0.25                   1701103272          75.91              5             0
1701103273          12/1/2006          0.375                   1701103273             90              3             0
1701103274          12/1/2006          0.375                   1701103274          47.81              3             0
1701103279           1/1/2009           0.25                   1701103279             90              5             0
1701103283          12/1/2008           0.25                   1701103283            100              5             0
1701103285          12/1/2005          0.375                   1701103285            100              3             0
1701103293          12/1/2005          0.375                   1701103293             90              3             0
1701103297          12/1/2005          0.375                   1701103297             95              3            35
1701103299                              0.25                   1701103299             90                            0
1701103310           1/1/2006          0.375                   1701103310             90              3             0
1701103312          12/1/2008           0.25                   1701103312          48.37              5             0
1701103314          12/1/2006          0.375                   1701103314             95              3             0
1701103316          12/1/2008           0.25                   1701103316             85              5            12
1701103318          12/1/2005          0.375                   1701103318             95              3             0
1701103322           1/1/2006          0.375                   1701103322            100              3             0
1701103325                              0.25                   1701103325          58.93                            0
1701103326           1/1/2006          0.375                   1701103326             95              3            35
1701103347           1/1/2006          0.375                   1701103347          71.43              3             0
1701103349          12/1/2008           0.25                   1701103349             80              5             0
1701103350           1/1/2007          0.375                   1701103350             95              3             0
1701103352           1/1/2007          0.375                   1701103352             90              3             0
1701103354           1/1/2006          0.375                   1701103354             70              3             0
1701103356           1/1/2009           0.25                   1701103356          41.69              5             0
1701103358           1/1/2006          0.375                   1701103358          94.98              3             0
1701103362          12/1/2005          0.375                   1701103362            100              3             0
1701103366           1/1/2006          0.375                   1701103366             95              3             0
1701103367                              0.25                   1701103367             75                            0
1701103368           2/1/2006          0.375                   1701103368            100              3             0
1701103371                              0.25                   1701103371          62.41                            0
1701103372           1/1/2006          0.375                   1701103372          20.51              3             0
1701103381           1/1/2006          0.375                   1701103381             90              3             0
1701103383           1/1/2006          0.375                   1701103383            100              3             0
1701103385                              0.25                   1701103385             90                            0
1701103390           1/1/2009           0.25                   1701103390             80              5             0
1701103393           1/1/2007          0.375                   1701103393          98.18              3             0
1701103395           1/1/2007          0.375                   1701103395          88.45              3             0
1701103398           2/1/2007          0.375                   1701103398          74.51              3             0
1701103399                              0.25                   1701103399             90                            0
1701103401           1/1/2006          0.375                   1701103401            100              3             0
1701103404           1/1/2009           0.25                   1701103404             60              5             0
1701103407                              0.25                   1701103407             84                           12
1701103408           1/1/2007          0.375                   1701103408          73.85              3             0
1701103409                              0.25                   1701103409             95                            0
1701103411           9/1/2004          0.375                   1701103411             90              1
1701103416           1/1/2006          0.375                   1701103416             95              3             0
1701103418                              0.25                   1701103418          79.39
1701103419           2/1/2006          0.375                   1701103419             80              3             0
1701103422                              0.25                   1701103422             80                            0
1701103424                              0.25                   1701103424          45.22                            0
1701103427                              0.25                   1701103427          73.53                            0
1701103428                              0.25                   1701103428          79.52                            0
1701103432           1/1/2009           0.25                   1701103432          60.37              5             0
1701103440                              0.25                   1701103440          69.98
1701103445           1/1/2006          0.375                   1701103445             90              3             0
1701103447           1/1/2007          0.375                   1701103447            100              3             0
1701103455           1/1/2006          0.375                   1701103455            100              3             0
1701103459                              0.25                   1701103459           67.8                            0
1701103460                              0.25                   1701103460          79.95                            0
1701103461           1/1/2006          0.375                   1701103461             80              3             0
1701103464                              0.25                   1701103464          70.77
1701103467                              0.25                   1701103467          35.71                            0
1701103470           1/1/2006          0.375                   1701103470            100              3             0
1701103478                              0.25                   1701103478          66.67                            0
1701103481           3/1/2006          0.375                   1701103481             85              3            12
1701103490                              0.25                   1701103490          58.91                            0
1701103496                              0.25                   1701103496             80                            0
1701103497                              0.25                   1701103497          67.57                            0
1701103498                              0.25                   1701103498          75.16                            0
1701103505           3/1/2009           0.25                   1701103505             50              5
1701103514                              0.25                   1701103514            100                            0
1701103520           1/1/2006          0.375                   1701103520            100              3             0
1701103534                              0.25                   1701103534             90
1701103543                              0.25                   1701103543             95                           35
1701103544           1/1/2009           0.25                   1701103544          84.32              5            12
1701103546           2/1/2006          0.375                   1701103546             75              3             0
1701103550           1/1/2006          0.375                   1701103550            100              3             0
1701103552           2/1/2006          0.375                   1701103552          85.64              3
1701103558           1/1/2006          0.375                   1701103558             95              3             0
1701103561           2/1/2009           0.25                   1701103561          64.89              5
1701103562           2/1/2006          0.375                   1701103562             90              3
1701103566           2/1/2006          0.375                   1701103566          89.99              3            30
1701103572                              0.25                   1701103572          71.72                            0
1701103574                              0.25                   1701103574          66.26                            0
1701103579           2/1/2009           0.25                   1701103579            100              5
1701103582                              0.25                   1701103582          89.16                           30
1701103585           1/1/2007          0.375                   1701103585             95              3             0
1701103586           1/1/2009           0.25                   1701103586             80              5             0
1701103587           2/1/2007          0.375                   1701103587             80              3
1701103589           2/1/2006          0.375                   1701103589          93.55              3            35
1701103590           2/1/2009           0.25                   1701103590             95              5             0
1701103594                              0.25                   1701103594          58.28                            0
1701103595           2/1/2006          0.375                   1701103595          80.64              3
1701103601           1/1/2009           0.25                   1701103601             90              5             0
1701103603           8/1/2004          0.375                   1701103603             95              1            35
1701103605                              0.25                   1701103605          41.39                            0
1701103606           1/1/2009           0.25                   1701103606            100              5             0
1701103611                              0.25                   1701103611          73.42
1701103613                              0.25                   1701103613             80                            0
1701103614           2/1/2006          0.375                   1701103614             80              3             0
1701103615                              0.25                   1701103615             80                            0
1701103618           2/1/2007          0.375                   1701103618            100              3             0
1701103631           2/1/2006          0.375                   1701103631             90              3             0
1701103638           2/1/2006          0.375                   1701103638          35.71              3
1701103639           1/1/2009           0.25                   1701103639             95              5             0
1701103644                              0.25                   1701103644          49.38
1701103646                              0.25                   1701103646            100
1701103648                              0.25                   1701103648             50
1701103651           2/1/2007          0.375                   1701103651             80              3             0
1701103656           2/1/2006          0.375                   1701103656            100              3             0
1701103658           2/1/2009           0.25                   1701103658          78.13              5
1701103660                              0.25                   1701103660             80
1701103661           2/1/2006          0.375                   1701103661             90              3             0
1701103663                              0.25                   1701103663          65.42
1701103668           2/1/2009           0.25                   1701103668          94.43              5
1701103672           2/1/2006          0.375                   1701103672             95              3            35
1701103676                              0.25                   1701103676             80
1701103678           2/1/2006          0.375                   1701103678            100              3
1701103681           8/1/2004          0.375                   1701103681          84.22              1            35
1701103682           2/1/2006          0.375                   1701103682             95              3             0
1701103688           2/1/2009           0.25                   1701103688             80              5
1701103696           2/1/2006          0.375                   1701103696             90              3            35
1701103699           2/1/2006          0.375                   1701103699            100              3             0
1701103702                              0.25                   1701103702          89.98
1701103704           2/1/2007          0.375                   1701103704            100              3
1701103705           8/1/2004          0.375                   1701103705             90              1            35
1701103706           2/1/2006          0.375                   1701103706             80              3             0
1701103708           2/1/2006          0.375                   1701103708             80              3
1701103710                              0.25                   1701103710          68.96
1701103713           2/1/2006          0.375                   1701103713             90              3            30
1701103714                              0.25                   1701103714            100
1701103719                              0.25                   1701103719          40.17
1701103721           2/1/2006          0.375                   1701103721             90              3
1701103728                              0.25                   1701103728             80
1701103729           2/1/2006          0.375                   1701103729          89.77              3
1701103736           2/1/2009           0.25                   1701103736            100              5
1701103743                              0.25                   1701103743          59.23
1701103746                              0.25                   1701103746             95
1701103749                              0.25                   1701103749          84.99                           35
1701103754           2/1/2006          0.375                   1701103754          89.82              3
1701103756           9/1/2004          0.375                   1701103756          94.99              1
1701103760           2/1/2006          0.375                   1701103760             90              3
1701103762           2/1/2006          0.375                   1701103762             95              3
1701103764           2/1/2009           0.25                   1701103764            100              5
1701103766           3/1/2006          0.375                   1701103766             95              3
1701103768           2/1/2007          0.375                   1701103768          87.67              3
1701103772           3/1/2007          0.375                   1701103772             95              3
1701103774           3/1/2009           0.25                   1701103774          39.39              5
1701103779           2/1/2009           0.25                   1701103779             80              5
1701103780                              0.25                   1701103780          70.42
1701103791                              0.25                   1701103791            100
1701103794                              0.25                   1701103794             80
1701103795                              0.25                   1701103795             80
1701103797           2/1/2007          0.375                   1701103797             80              3
1701103799                              0.25                   1701103799          78.59
1701103800           2/1/2007          0.375                   1701103800             60              3
1701103801           2/1/2009           0.25                   1701103801          39.82              5
1701103809           3/1/2007          0.375                   1701103809          94.94              3
1701103811           2/1/2006          0.375                   1701103811            100              3
1701103813           3/1/2006          0.375                   1701103813             95              3
1701103816           2/1/2006          0.375                   1701103816          72.73              3
1701103822           2/1/2009           0.25                   1701103822           56.1              5
1701103823                              0.25                   1701103823          89.29                           17
1701103830           2/1/2006          0.375                   1701103830          99.69              3
1701103831                              0.25                   1701103831             58
1701103843           2/1/2006          0.375                   1701103843             90              3            30
1701103846           8/1/2004          0.375                   1701103846          79.65              1
1701103847                              0.25                   1701103847             90                           30
1701103848           8/1/2004          0.375                   1701103848          74.88              1
1701103850           3/1/2006          0.375                   1701103850             80              3
1701103851                              0.25                   1701103851          51.67
1701103852                              0.25                   1701103852             90                           35
1701103853                              0.25                   1701103853          83.75                           12
1701103854           3/1/2007          0.375                   1701103854          96.33              3
1701103859                              0.25                   1701103859          78.52
1701103865           3/1/2006          0.375                   1701103865          89.99              3
1701103873                              0.25                   1701103873          79.55
1701103876           3/1/2006          0.375                   1701103876          69.98              3
1701103879           9/1/2004          0.375                   1701103879             90              1
1701103884           2/1/2009           0.25                   1701103884             90              5
1701103892           3/1/2006          0.375                   1701103892             90              3
1701103894           3/1/2006          0.375                   1701103894             90              3
1701103898           3/1/2006          0.375                   1701103898          99.01              3
1701103899           3/1/2009           0.25                   1701103899          42.68              5
1701103900           3/1/2006          0.375                   1701103900             95              3
1701103908                              0.25                   1701103908          58.82
1701103915                              0.25                   1701103915             90
1701103916                              0.25                   1701103916             90                            0
1701103918                              0.25                   1701103918             90
1701103920                              0.25                   1701103920             90                           30
1701103924           9/1/2004          0.375                   1701103924          89.99              1            30
1701103926           9/1/2004          0.375                   1701103926          89.99              1
1701103928                              0.25                   1701103928             80
1701103933           3/1/2006          0.375                   1701103933             95              3
1701103935                              0.25                   1701103935            100
1701103941           3/1/2006          0.375                   1701103941          78.33              3
1701103943           3/1/2006          0.375                   1701103943          87.76              3            30
1701103949           3/1/2006          0.375                   1701103949          89.96              3
1701103956           9/1/2004          0.375                   1701103956           97.9              1
1701103957           3/1/2006          0.375                   1701103957             90              3
1701103960           3/1/2006          0.375                   1701103960             90              3
1701103962           3/1/2006          0.375                   1701103962             90              3
1701103965           3/1/2006          0.375                   1701103965             80              3
1701103967           3/1/2006          0.375                   1701103967             95              3
1701103970           3/1/2009           0.25                   1701103970          58.28              5
1701103971           3/1/2006          0.375                   1701103971          89.99              3
1701103978           3/1/2006          0.375                   1701103978             95              3
1701103982                              0.25                   1701103982          24.71
1701103989           3/1/2006          0.375                   1701103989          89.05              3
1701103994           9/1/2004          0.375                   1701103994          74.71              1
1701104009           3/1/2006          0.375                   1701104009            100              3
1701104012           3/1/2006          0.375                   1701104012             80              3
1701104016           3/1/2006          0.375                   1701104016            100              3
1701104018           3/1/2006          0.375                   1701104018            100              3
1701104020           3/1/2006          0.375                   1701104020             90              3
1701104032                              0.25                   1701104032          58.86
1701104033           3/1/2007          0.375                   1701104033             80              3
1701104036           3/1/2006          0.375                   1701104036             70              3
1701104041           3/1/2006          0.375                   1701104041             70              3
1701104049                              0.25                   1701104049          77.18
1701104051           3/1/2006          0.375                   1701104051          56.94              3
1701104052           3/1/2006          0.375                   1701104052             90              3            30
1701104057           3/1/2006          0.375                   1701104057            100              3
1701104071           3/1/2006          0.375                   1701104071             90              3
1701104073           3/1/2006          0.375                   1701104073             90              3
1701104078                              0.25                   1701104078          54.77
1701104088           3/1/2006          0.375                   1701104088             80              3
1701104089                              0.25                   1701104089             60
1701104096           3/1/2006          0.375                   1701104096          89.95              3
1701104106           3/1/2007          0.375                   1701104106          89.96              3
1701104107                              0.25                   1701104107          52.33
1701104137           3/1/2009           0.25                   1701104137            100              5
1701104140           3/1/2006          0.375                   1701104140          69.37              3
1701104154           3/1/2007          0.375                   1701104154            100              3
1701104163           3/1/2006          0.375                   1701104163            100              3
1702100082                              0.25                   1702100082          30.74                            0
1702100086                              0.25                   1702100086            100                            0
1702100095          12/1/2005          0.375                   1702100095             80              3             0
1702100100          12/1/2005          0.375                   1702100100             80              3             0
1702100101                              0.25                   1702100101             75                            0
1702100102          12/1/2005          0.375                   1702100102             80              3             0
1702100105          12/1/2005          0.375                   1702100105             90              3            30
1702100111                              0.25                   1702100111          95.71                           35
1702100112                              0.25                   1702100112          82.24                           12
1702100115                              0.25                   1702100115          57.97
1702100116                              0.25                   1702100116             90                           35
1702100117           2/1/2007          0.375                   1702100117          94.85              3            35
1702100118                              0.25                   1702100118             90                           30
1702100123           2/1/2006          0.375                   1702100123             95              3            35
1702100126                              0.25                   1702100126          49.17
1702100127           2/1/2007          0.375                   1702100127          94.99              3            35
1702100129                              0.25                   1702100129             90
1702100132                              0.25                   1702100132            100
1702100140           9/1/2004          0.375                   1702100140             90              1            30
1702100141           3/1/2006          0.375                   1702100141             90              3            30
1702100142           3/1/2006          0.375                   1702100142             80              3
1702100144           9/1/2004          0.375                   1702100144            100              1
1702100151           3/1/2007          0.375                   1702100151          78.14              3
1703100011          12/1/2006          0.375                   1703100011             80              3             0
1703100070           2/1/2006          0.375                   1703100070          97.85              3            12
1703100076          12/1/2008           0.25                   1703100076             80              5             0
1703100080          11/1/2005          0.375                   1703100080          94.51              3            35
1703100083          11/1/2008           0.25                   1703100083           74.4              5             0
1703100090                              0.25                   1703100090             90                            0
1703100094          12/1/2005          0.375                   1703100094             80              3             0
1703100097          12/1/2008           0.25                   1703100097          50.83              5             0
1703100098          12/1/2005          0.375                   1703100098             95              3             0
1703100102          12/1/2005          0.375                   1703100102             80              3             0
1703100104          12/1/2006          0.375                   1703100104          94.36              3            35
1703100113          12/1/2008           0.25                   1703100113          89.76              5            25
1703100115                              0.25                   1703100115          89.76                            0
1703100117           1/1/2007          0.375                   1703100117             95              3            35
1703100121                              0.25                   1703100121             80                            0
1703100126          12/1/2005          0.375                   1703100126            100              3             0
1703100131           1/1/2007          0.375                   1703100131            100              3             0
1703100133           1/1/2007          0.375                   1703100133          69.36              3             0
1703100137          12/1/2008           0.25                   1703100137            100              5             0
1703100139           1/1/2007          0.375                   1703100139          64.39              3             0
1703100149           2/1/2007          0.375                   1703100149            100              3
1703100151           1/1/2006          0.375                   1703100151             70              3             0
1703100161           2/1/2006          0.375                   1703100161             80              3             0
1703100162           1/1/2009           0.25                   1703100162          92.75              5             0
1703100170           2/1/2009           0.25                   1703100170             80              5             0
1703100172           2/1/2009           0.25                   1703100172          60.94              5
1703100174           2/1/2009           0.25                   1703100174             90              5             0
1703100175           8/1/2004          0.375                   1703100175             90              1            30
1703100179           2/1/2006          0.375                   1703100179            100              3             0
1703100182                              0.25                   1703100182          78.72
1703100185           8/1/2004          0.375                   1703100185             90              1            35
1703100187           2/1/2006          0.375                   1703100187          85.51              3            35
1703100190                              0.25                   1703100190            100
1703100192           2/1/2006          0.375                   1703100192             90              3            30
1703100193           8/1/2004          0.375                   1703100193             80              1
1703100199           8/1/2004          0.375                   1703100199          94.42              1            35
1703100203           8/1/2004          0.375                   1703100203          84.26              1            35
1703100204           3/1/2006          0.375                   1703100204          92.98              3            35
1703100207           2/1/2006          0.375                   1703100207          99.25              3
1703100215           2/1/2007          0.375                   1703100215          89.36              3            35
1703100217           3/1/2011           0.25                   1703100217          43.58              6
1703100219           3/1/2007          0.375                   1703100219             80              3
1703100220           2/1/2006          0.375                   1703100220          69.13              3
1703100221           3/1/2006          0.375                   1703100221             90              3            30
1703100222           2/1/2006          0.375                   1703100222          88.61              3
1703100233           9/1/2004          0.375                   1703100233             95              1
1703100238           3/1/2007          0.375                   1703100238             80              3
1703100244           9/1/2004          0.375                   1703100244            100              1
1703100247                              0.25                   1703100247             60
1703100248           3/1/2007          0.375                   1703100248          88.24              3            30
1703100251           3/1/2007          0.375                   1703100251          69.33              3
1703100263           3/1/2009           0.25                   1703100263             95              5
1703100272           3/1/2006          0.375                   1703100272          61.74              3
1901008936                              0.25                   1901008936          44.13                            0
1901009915                              0.25                   1901009915          77.58                            0
1901010847          11/1/2005            0.5                   1901010847             75              3
1901011291                              0.25                   1901011291          78.61                            0
1901011391           1/1/2006            0.5                   1901011391             90              3             0
1901011412           1/1/2006            0.5                   1901011412             75              3             0
1901011486                              0.25                   1901011486          35.07                            0
1901011491          12/1/2008           0.25                   1901011491          64.12              5             0
1901011504           1/1/2006            0.5                   1901011504          69.41              3             0
1901011671           1/1/2006            0.5                   1901011671             70              3             0
1901011747           1/1/2006            0.5                   1901011747          53.75              3             0
1901011749           2/1/2009           0.25                   1901011749             90              5            35
1901011780           1/1/2006            0.5                   1901011780          85.71              3             0
1901011804           1/1/2006            0.5                   1901011804          89.89              3             0
1901011834                              0.25                   1901011834             82
1901011905                              0.25                   1901011905             72                            0
1901012285                              0.25                   1901012285          79.81                            0
1901012299           1/1/2006            0.5                   1901012299             80              3             0
1901012430           8/1/2004          0.375                   1901012430          50.18              1
1901012461           3/1/2007          0.375                   1901012461          83.33              3            12
1901012625           3/1/2009           0.25                   1901012625          73.82              5
1901013157                              0.25                   1901013157          64.69
3302000285                              0.25                   3302000285          74.74                            0
5201461700           5/1/2005          0.375                   5201461700             90              3             0
5201553900                              0.25                   5201553900          58.83                            0
7301100043           2/1/2009           0.25                   7301100043          75.68              5             0
7301100050           8/1/2004          0.375                   7301100050          94.95              1

Id            FICO            Product        PPFlg         PPTrm          PPExpDt       PPCd           SilentSecond  WHSE
--            ----            -------        -----         -----          -------       ----           ------------  ----
36558583                  670 2_6            N                          0
36565364                  676 30 Y           Y                         36     10/1/2006 CA1
36565745                  676 30 Y           Y                         36     11/1/2006 CA1
36576619                  666 2_6            Y                         24     10/1/2005 CA1
36580009                  702 2_6            Y                         24     11/1/2005 CA1
36587954                  664 2_6            Y                         24      1/1/2006 CA1
36590370                  669 2_6            Y                         24     11/1/2005 CA1
36590586                  677 2_6            Y                         24     10/1/2005 CA1
36597953                  705 2_6            Y                         24     11/1/2005 MA1
36600955                  750 2_6            Y                         24     10/1/2005 CA1
36603686                  741 2_6            Y                         24     11/1/2005 CA1
36612281                  704 30 Y           Y                         36     11/1/2006 CA1
36615359                  665 2_6            Y                         24      1/1/2006 LA1
36617413                  767 2_6            N                          0
36628063                  706 2_6            Y                         24     11/1/2005 CA1
36628741                  672 2_6            Y                         24     11/1/2005 CA1
36632214                  744 2_6            Y                         24     10/1/2005 CA1
36632743                  662 2_6            Y                         24     10/1/2005 CA1
36633683                  661 2_6            Y                         24     11/1/2005 CA1
36636496                  706 2_6            Y                         24      1/1/2006 CA1
36638294                  668 2_6            Y                         24     11/1/2005 CA1
36644995                  712 2_6            Y                         24     10/1/2005 CA1            Y
36647790                  697 2_6            Y                         24     11/1/2005 CA1
36650430                  678 2_6            Y                         24     11/1/2005 CA1
36650927                  739 2_6            Y                         24     11/1/2005 KY1
36653004                  773 2_6            Y                         24     11/1/2005 KY1
36655546                  662 2_6            Y                         24     11/1/2005 CA1
36655744                  693 2_6            Y                         24     11/1/2005 CA1
36657179                  740 2_6            Y                         24     11/1/2005 CA1
36657278                  663 30 Y           N                          0
36659845                  671 2_6            Y                         24     11/1/2005 CA1
36662179                  664 2_6            Y                         24     10/1/2005 CA1
36666238                  666 2_6            Y                         24     11/1/2005 CA1
36668507                  766 2_6            Y                         24     11/1/2005 CA1
36669158                  672 2_6            Y                         24     11/1/2005 CA1
36670974                  681 2_6            Y                         24      1/1/2006 CA1
36671378                  660 30 Y           Y                         36     11/1/2006 CA1
36671568                  778 2_6            Y                         24      1/1/2006 CA1
36673531                  729 30 Y           Y                         36     11/1/2006 CA1
36673820                  764 2_6            Y                         24     11/1/2005 CA1
36676047                  683 2_6            Y                         24     11/1/2005 CA1
36677151                  662 30 Y           Y                         36     11/1/2006 OH1
36678266                  678 2_6            Y                         24     11/1/2005 CA1
36678415                  694 2_6            Y                         24     11/1/2005 CA1
36679504                  671 2_6            Y                         24     11/1/2005 MA1
36683167                  696 2_6            Y                         24     11/1/2005 CA1
36689677                  677 2_6            Y                         24      1/1/2006 CA1
36691871                  680 15 Y           Y                         36     11/1/2006 VA1
36691970                  710 2_6            Y                         24     12/1/2005 CA1
36693000                  677 2_6            Y                         24     11/1/2005 CA1
36696680                  708 2_6            Y                         24     11/1/2005 CA1
36696706                  692 2_6            Y                         24     11/1/2005 CA1
36698066                  662 30 Y           Y                         12     12/1/2004 NY1
36698959                  723 2_6            N                          0                              Y
36701894                  723 2_6            N                          0
36704179                  726 2_6            Y                         24     11/1/2005 CA1
36705663                  660 30 Y           Y                         36     11/1/2006 CA1
36707495                  681 2_6            Y                         24     11/1/2005 MN1
36707677                  671 2_6            Y                         24     11/1/2005 CA1
36708931                  711 2_6            Y                         24     11/1/2005 MI1
36711752                  679 2_6            N                          0
36712750                  780 2_6            Y                         24     11/1/2005 CA1
36714814                  708 2_6            Y                         24     11/1/2005 CA1
36721108                  795 2_6            Y                         24      1/1/2006 IL1
36721637                  668 2_6            Y                         24     11/1/2005 CA1
36722163                  707 2_6            Y                         24     11/1/2005 CA1
36726040                  661 2_6            Y                         24     12/1/2005 CA1
36727360                  677 2_6            Y                         24     12/1/2005 CA1
36727600                  751 2_6            Y                         24     11/1/2005 CA1
36728541                  662 30 Y           Y                         36     11/1/2006 CA1
36728657                  726 2_6            Y                         24     12/1/2005 CA1
36729606                  670 2_6            Y                         24      1/1/2006 CA1
36729846                  752 2_6            Y                         24     11/1/2005 CA1
36730950                  726 30 Y           Y                         36     12/1/2006 CA1
36733087                  667 2_6            Y                         24     11/1/2005 CA1
36734044                  744 2_6            N                          0
36734192                  698 2_6            Y                         24     11/1/2005 CA1
36738466                  777 2_6            Y                         24      1/1/2006 CA1
36742518                  708 2_6            Y                         24     12/1/2005 CA1
36742591                  692 2_6            Y                         24     12/1/2005 CA1
36742781                  664 2_6            Y                         24     12/1/2005 CA1
36744225                  686 2_6            Y                         24      1/1/2006 CA1
36745131                  689 2_6            Y                         24      1/1/2006 CA1
36747616                  706 2_6            Y                         24     12/1/2005 CA1
36748507                  669 2_6            Y                         24      1/1/2006 CA1
36749463                  739 2_6            Y                         24      1/1/2006 CA1
36749596                  669 2_6            Y                         24     12/1/2005 CA1
36752301                  667 2_6            N                          0
36752830                  674 30 Y           Y                         36      1/1/2007 OH1
36754026                  671 2_6            Y                         24      1/1/2006 OH1
36755940                  776 30 Y           Y                         36     12/1/2006 CA1
36756948                  709 2_6            Y                         24      1/1/2006 OH1
36757482                  670 2_6            Y                         24      1/1/2006 CA1
36757896                  666 2_6            Y                         24      1/1/2006 CA1
36759215                  692 2_6            Y                         24      1/1/2006 CA1
36759256                  663 2_6            Y                         24      1/1/2006 CA1            Y
36763019                  696 2_6            Y                         24      1/1/2006 CA1
36763290                  707 2_6            Y                         24      1/1/2006 OH1
36767119                  667 30 Y           Y                         36      1/1/2007 CA1
36769602                  661 2_6            Y                         24      1/1/2006 CA1
36769982                  666 2_6            Y                         24      1/1/2006 CA1
36770196                  675 2_6            Y                         24      1/1/2006 CA1
36770832                  780 2_6            Y                         24     12/1/2005 CA1
36771640                  680 2_6            Y                         24      1/1/2006 CA1
36771715                  737 2_6            Y                         24      1/1/2006 CA1
36774776                  660 2_6            Y                         24      1/1/2006 CA1
36775807                  660 30 Y           Y                         36      1/1/2007 CA1
36775815                  710 2_6            N                          0
36776185                  731 2_6            Y                         24      1/1/2006 CA1
36776532                  741 2_6            Y                         24      1/1/2006 CA1
36776672                  757 2_6            Y                         24     12/1/2005 CA1
36776938                  724 2_6            Y                         24      1/1/2006 CA1
36777324                  702 2_6            Y                         24      1/1/2006 CA1
36777456                  664 2_6            Y                         24      1/1/2006 CA1
36778678                  664 30 Y           Y                         36      1/1/2007 CA1
36780856                  755 2_6            Y                         24      1/1/2006 MI1
36781193                  748 2_6            Y                         24      1/1/2006 CA1
36781433                  714 2_6            Y                         24      1/1/2006 CA1
36781573                  708 30 Y           Y                         36      1/1/2007 CA1
36782209                  684 2_6            N                          0
36784296                  671 2_6            Y                         24      1/1/2006 CA1
36786945                  710 2_6            Y                         24      1/1/2006 CA1
36788081                  741 2_6            N                          0
36788719                  666 2_6            Y                         24      1/1/2006 CA1
36788743                  687 2_6            N                          0
36788859                  660 2_6            N                          0
36788974                  705 2_6            Y                         24      1/1/2006 CA1
36789683                  673 2_6            Y                         24      1/1/2006 CA1
36791218                  667 30 Y           Y                         36      1/1/2007 CA1
36791739                  703 2_6            N                          0
36792190                  703 2_6            N                          0
36792778                  722 2_6            N                          0
36793594                  744 2_6            N                          0
36794410                  781 2_6            Y                         24      1/1/2006 MO1
36796381                  753 30 Y           Y                         36      1/1/2007 OH1
36797017                  687 2_6            N                          0
36797298                  768 2_6            Y                         24      1/1/2006 CA1
36797769                  687 2_6            Y                         24      1/1/2006 CA1
36798049                  753 30 Y           Y                         36      1/1/2007 CA1
36798742                  740 2_6            Y                         24      1/1/2006 CA1
36799211                  702 2_6            Y                         24      1/1/2006 MI1
36799401                  663 2_6            Y                         24      1/1/2006 CA1
36800282                  704 2_6            Y                         24      1/1/2006 CA1
36800423                  667 2_6            Y                         24      1/1/2006 MI1
36801140                  697 2_6            N                          0
36801710                  682 2_6            Y                         24      1/1/2006 CA1
36801744                  668 2_6            Y                         24      1/1/2006 CA1
36802320                  743 2_6            N                          0
36802395                  713 2_6            Y                         24      1/1/2006 MI1
36802874                  676 2_6            Y                         24      1/1/2006 CA1
36802890                  780 30 Y           Y                         36      1/1/2007 CA1
36802965                  713 2_6            N                          0
36803237                  699 2_6            Y                         24      1/1/2006 CA1
36803328                  749 2_6            Y                         24      1/1/2006 CA1
36804201                  687 2_6            Y                         24      1/1/2006 CA1
36804615                  684 2_6            Y                         24      1/1/2006 CA1
36804920                  671 2_6            Y                         24      1/1/2006 CA1
36805026                  712 2_6            Y                         24      1/1/2006 CA1
36805935                  761 2_6            Y                         24      1/1/2006 WI1
36806164                  771 2_6            Y                         24      1/1/2006 CA1
36806511                  726 2_6            Y                         24      1/1/2006 CA1
36808210                  760 2_6            Y                         24      1/1/2006 CA1            Y
36808483                  712 2_6            Y                         24      1/1/2006 CA1
36808939                  674 2_6            Y                         24      1/1/2006 CA1
36809036                  744 2_6            Y                         24      1/1/2006 CA1
36809242                  747 2_6            Y                         24      1/1/2006 CA1
36809846                  780 30 Y           Y                         24      1/1/2006 CA1
36812428                  700 2_6            Y                         24      1/1/2006 CA1
36813129                  702 2_6            Y                         24      1/1/2006 CA1
36813475                  776 2_6            Y                         24      1/1/2006 CA1
36813699                  723 2_6            Y                         24      1/1/2006 IL1
36813954                  666 2_6            Y                         24      1/1/2006 CA1
36815074                  670 2_6            Y                         24      1/1/2006 MS1
36815215                  670 2_6            Y                         24      1/1/2006 CA1
36815249                  662 2_6            N                          0
36815322                  690 2_6            Y                         24      1/1/2006 MN1
36815470                  780 30 Y           Y                         36      1/1/2007 CA1
36816023                  742 2_6            Y                         24      1/1/2006 CA1
36816387                  733 2_6            Y                         24      1/1/2006 CA1
36817278                  696 2_6            Y                         24      1/1/2006 CA1
36817674                  675 2_6            N                          0
36818334                  702 2_6            Y                         24      2/1/2006 CA1
36819233                  764 2_6            Y                         24      1/1/2006 CA1
36819407                  706 2_6            Y                         24      1/1/2006 CA1            Y
36819555                  665 2_6            N                          0
36820520                  747 2_6            N                          0
36821049                  735 2_6            Y                         24      1/1/2006 CA1
36821296                  673 2_6            N                          0
36821353                  677 2_6            Y                         24      1/1/2006 CA1
36821726                  756 2_6            Y                         24      1/1/2006 CA1
36822005                  683 2_6            Y                         24      1/1/2006 CA1
36822229                  679 2_6            N                          0
36823813                  685 2_6            Y                         24      1/1/2006 CA1
36824050                  729 2_6            Y                         24      1/1/2006 CA1
36826212                  702 2_6            Y                         24      1/1/2006 CA1
36826899                  664 2_6            N                          0
36827616                  757 2_6            Y                         24      1/1/2006 CA1
36827640                  753 2_6            Y                         24      1/1/2006 CA1
36827921                  682 2_6            N                          0
36828010                  664 2_6            Y                         24      1/1/2006 CA1
36828341                  679 2_6            Y                         24      1/1/2006 CA1
36828770                  677 2_6            Y                         24      1/1/2006 CA1
36829356                  661 2_6            Y                         24      1/1/2006 CA1
36829711                  670 2_6            N                          0
36829885                  673 2_6            Y                         24      1/1/2006 CA1
36829935                  697 2_6            Y                         24      1/1/2006 CA1
36832459                  715 2_6            Y                         24      1/1/2006 CA1
36832491                  742 2_6            N                          0
36832517                  702 2_6            Y                         24      1/1/2006 CA1
36832905                  677 30 Y           Y                         36      1/1/2007 CA1
36833267                  689 2_6            Y                         24      1/1/2006 CA1
36834323                  785 2_6            Y                         24      1/1/2006 MI1
36834687                  760 2_6            N                          0
36834794                  701 2_6            N                          0
36835668                  746 2_6            Y                         24      1/1/2006 CA1
36836989                  760 2_6            Y                         24      1/1/2006 CA1
36837276                  660 30 Y           N                          0
36837359                  697 2_6            Y                         24      1/1/2006 CA1
36838019                  733 2_6            N                          0
36838746                  737 30 Y           Y                         36      1/1/2007 CA1
36839355                  687 2_6            Y                         24      1/1/2006 CA1
36839595                  699 2_6            Y                         24      1/1/2006 CA1
36839983                  691 30 Y           Y                         36      1/1/2007 VA1
36840973                  725 2_6            Y                         24      1/1/2006 CA1
36842433                  704 2_6            Y                         24      1/1/2006 CA1
36842714                  671 2_6            Y                         24      1/1/2006 CA1
36842722                  692 2_6            Y                         24      1/1/2006 CA1
36842961                  689 2_6            Y                         24      1/1/2006 VA1            Y
36843449                  675 30 Y           Y                         36      1/1/2007 CA1
36843480                  678 2_6            Y                         24      1/1/2006 CA1
36844298                  673 2_6            N                          0
36844561                  699 2_6            Y                         24      1/1/2006 CA1
36844579                  710 2_6            Y                         24      1/1/2006 CA1
36845030                  672 2_6            Y                         24      1/1/2006 CA1
36845766                  741 2_6            Y                         24      1/1/2006 CA1
36846731                  711 2_6            Y                         24      1/1/2006 MI1
36846897                  747 2_6            N                          0
36847960                  671 2_6            N                          0
36848075                  687 2_6            N                          0
36848166                  717 2_6            N                          0
36849974                  710 2_6            Y                         24      1/1/2006 CA1
36850303                  721 30 Y           Y                         36      1/1/2007 CA1
36851798                  685 2_6            Y                         24      1/1/2006 CA1
36853018                  712 2_6            N                          0
36853455                  687 2_6            Y                         24      1/1/2006 CA1
36853554                  660 2_6            Y                         24      1/1/2006 CA1
36854024                  682 2_6            Y                         24      1/1/2006 CA1
36854065                  723 30 Y           Y                         24      1/1/2006 CA1
36854438                  720 2_6            Y                         24      1/1/2006 CA1
36858314                  676 2_6            Y                         24      1/1/2006 CA1
36860823                  675 2_6            Y                         24      1/1/2006 CA1
36866721                  678 2_6            Y                         24      1/1/2006 CA1
36867091                  695 2_6            Y                         24      1/1/2006 CA1
36867364                  669 2_6            Y                         24      1/1/2006 CA1
36875243                  679 2_6            Y                         24      2/1/2006 CA1
36875540                  674 2_6            Y                         24      1/1/2006 CA1
1101001566                657 30 Y           N
1101001751                756 6 Mo           N
1101001797                681 5_6            N
1101001862                640 6 Mo           N
1101001939                654 5_6            N
1101001944                776 5_6            N
1101001957                673 5_6            N                          0                              Y
1101001996                669 20 Y           N
1101002009                611 2_6            N                          0
1101002015                683 30 Y           N
1101002054                648 30 Y           N
1101002061                671 2_6            N                                                         Y
1102000515                686 5_6            N
1102000554                758 5_6            N
1102000568                777 5_6            N
1102000574                709 30 Y           N                          0
1102000577                706 30 Y           N
1102000587                758 5_6            N                          0
1102000621                735 6 Mo           N
1102000622                645 6 Mo           N
1102000666                628 2_6            N
1104000051                654 30 Y           N                          0
1104000131                687 5_6            N
1104000142                662 30 Y           N
1104000172                678 6 Mo           N                          0                              Y
1104000184                724 6 Mo           N                                                         Y
1104000203                737 5_6            N                                                         Y
1104000219                762 6 Mo           N                                                         Y
1104000237                671 30 Y           N
1104000240                717 2_6            N
1104000284                677 6 Mo           N
1104000285                677 6 Mo           N
1105000567                723 5_6            Y                         36     11/1/2006 C
1105000605                733 30 Y           N                                                         Y
1105000639                666 15 Y           N
1105000706                737 5_6            N
1105000707                652 20 Y           N
1105000724                655 30 Y           N
1105000764                526 2_6            Y                         12     12/1/2004 C
1105000779                664 5_6            N
1105000792                645 5_6            N
1105000827                524 2_6            N                          0
1105000859                769 30 Y           N
1105000860                611 2_6            Y                         24     12/1/2005 C
1105000866                604 2_6            Y                         12     12/1/2004 C
1105000869                626 2_6            Y                         24     12/1/2005 C              Y
1105000896                657 6 Mo           N
1105000900                684 2_6            Y                         24      1/1/2006 C
1105000910                656 2_6            N
1105000914                725 5_6            N
1105100066                667 30/1           N
1105100297                570 2_6            Y                         24      8/1/2005 C
1105100318                654 2_6            N                          0
1105100376                560 2_6            Y                         12      9/1/2004 K
1105100412                607 2_6            Y                         24      9/1/2005 C
1105100456                591 2_6            N                          0
1105100473                701 5_6            N
1105100486                611 2_6            N                          0
1105100509                597 2_6            N                          0
1105100616                689 5_6            N
1105100666                702 2_6            N                          0                              Y
1105100675                539 2_6            N                          0
1105100753                524 2_6            N                          0
1105100791                652 5_6            N
1105100824                637 30 Y           N
1105100860                646 2_6            N                          0
1105100877                633 2_6            Y                         24     12/1/2005 G
1105100917                627 5_6            N
1105100922                694 2_6            N                          0
1105100959                619 30 Y           N
1105100973                610 2_6            N                          0
1105100984                751 5_6            N
1105100989                594 2_6            N                          0
1105101000                609 2_6            N
1105101003                664 2_6            N                          0
1105101016                709 2_6            N
1105101017                627 5_6            N
1105101020                628 5_6            N
1105101021                742 5_6            N
1105101032                657 2_6            N                          0
1105101041                651 5_6            N
1105101062                588 2_6            N                          0
1105101064                764 5_6            N
1105101074                621 30 Y           N
1105101094                615 2_6            N                          0
1105101109                623 2_6            N                          0
1105101122                550 2_6            N                          0
1105101129                622 5_6            N
1105101180                520 2_6            N                          0
1105101201                598 2_6            N                          0
1105101207                695 2_6            N
1105101215                541 2_6            Y                         24      1/1/2006 C
1105101225                578 2_6            N                          0
1105101230                527 2_6            N                          0
1105101233                641 2_6            Y                         24     12/1/2005 C
1105101236                622 2_6            N                          0
1105101257                616 2_6            Y                         24     12/1/2005 C
1105101258                541 2_6            N                          0
1105101259                718 30 Y           N
1105101268                642 2_6            N                          0
1105101276                611 2_6            N                          0
1105101277                562 2_6            N                          0
1105101282                671 2_6            N                          0                              Y
1105101286                623 2_6            N                          0
1105101289                663 5_6            N
1105101294                669 2_6            N                          0
1105101302                583 2_6            N                          0
1105101303                550 2_6            N                          0
1105101304                586 2_6            N                          0
1105101305                577 2_6            Y                         24     12/1/2005 C
1105101319                563 2_6            N                          0
1105101346                641 2_6            N                          0
1105101347                625 2_6            N                          0
1105101353                607 2_6            N                          0
1105101355                620 2_6            N                          0
1105101357                621 2_6            N                          0
1105101359                631 2_6            Y                         24     12/1/2005 C
1105101365                560 2_6            N                          0
1105101366                641 2_6            Y                         24     12/1/2005 G
1105101371                604 2_6            Y                         12     12/1/2004 K
1105101373                665 2_6            N                          0
1105101374                682 2_6            N                          0
1105101376                523 2_6            N                          0
1105101382                617 2_6            N                          0
1105101384                550 2_6            N                          0
1105101388                630 2_6            Y                         24     12/1/2005 C
1105101389                600 2_6            N                          0                              Y
1105101391                578 2_6            N                          0
1105101392                689 2_6            N                          0
1105101395                614 2_6            Y                         24     12/1/2005 C
1105101398                520 2_6            N                          0                              Y
1105101404                601 2_6            N                          0
1105101405                647 2_6            N                          0
1105101409                675 5_6            N                          0
1105101410                639 2_6            N                          0
1105101413                615 2_6            N                          0
1105101415                680 2_6            N                          0
1105101418                520 2_6            N                          0
1105101424                694 2_6            N
1105101425                602 2_6            N                          0
1105101426                542 2_6            N                          0
1105101427                521 2_6            N                          0
1105101431                550 2_6            N                          0
1105101434                566 2_6            N                          0
1105101445                637 5_6            N
1105101450                603 2_6            Y                         24      1/1/2006 C
1105101460                661 6 Mo           N                          0                              Y
1105101470                637 30 Y           N
1105101478                622 2_6            Y                         24      1/1/2006 C
1105101479                624 2_6            N                          0
1105101482                603 2_6            N
1105101484                659 30 Y           Y                         12      2/1/2005 C              Y
1105101489                564 2_6            N                          0
1105101491                624 2_6            N                          0                              Y
1105101493                649 2_6            Y                         24      1/1/2006 G              Y
1105101498                625 30 Y           Y                         36      1/1/2007 C
1105101507                707 30 Y           Y                         12      1/1/2005 C
1105101509                542 2_6            N                          0
1105101518                645 2_6            Y                         24      1/1/2006 C
1105101527                520 2_6            N                          0
1105101538                583 2_6            N
1105101542                620 2_6            N
1105101546                553 2_6            N                          0
1105101547                632 2_6            N                          0
1105101551                628 2_6            N                                                         Y
1105101565                681 2_6            N                          0
1105101572                656 2_6            N
1105101581                608 2_6            Y                         12      1/1/2005 K
1105101585                755 2_6            N
1105101590                652 2_6            Y                         24      1/1/2006 G
1105101600                714 30 Y           Y                         12      1/1/2005 C
1105101601                714 30 Y           Y                         12      1/1/2005 C
1105101605                714 30 Y           Y                         36      1/1/2007 C
1105101617                606 2_6            Y                         24      1/1/2006 C
1105101620                692 30 Y           Y                         12      2/1/2005 C
1105101625                590 2_6            N
1105101630                670 5_6            N
1105101642                586 2_6            N
1105101644                626 2_6            Y                         24      1/1/2006 C
1105101659                612 30 Y           Y                         36      1/1/2007 C
1105101665                596 3_6            Y                         24      1/1/2006 C
1105101669                622 5_6            N
1105101675                582 2_6            N
1105101678                616 2_6            Y                         24      2/1/2006 C
1105101681                704 2_6            N
1105101686                692 2_6            N
1105101693                668 2_6            N
1105101699                658 2_6            N
1105101704                663 30 Y           N
1105101707                698 2_6            N                                                         Y
1105101741                795 30 Y           Y                         36      2/1/2007 C
1105101742                656 2_6            Y                         24      2/1/2006 G              Y
1105101771                584 30 Y           Y                         36      2/1/2007 F
1105101865                628 2_6            Y                         24      2/1/2006 C
1106000061                792 30 Y           N                          0                              Y
1106000160                677 6 Mo           N
1106000163                662 6 Mo           N
1106000172                780 15 Y           N
1106000178                675 5_6            N
1108000233                652 5_6            N
1111000007                642 30 Y           N
1112000106                784 30 Y           N                          0
1112000117                781 5_6            N                          0                              Y
1112000124                727 6 Mo           N                                                         Y
1112000132                606 2_6            N                          0
1112000152                697 5_6            N
1112000157                667 5_6            N                                                         Y
1112000175                602 2_6            N                          0
1112000183                682 2_6            N
1113000027                690 6 Mo           N
1113000036                770 30 Y           N                          0
1113000038                668 5_6            N
1113000043                760 6 Mo           N
1113000052                642 30 Y           N                          0
1301001107                735 30 Y           N
1301001146                672 30 Y           N
1301001190                579 2_6            N                          0
1301001199                644 3_6            N
1301001204                704 6 Mo           N
1301001207                659 5_6            N                                                         Y
1301001209                709 6 Mo           N                                                         Y
1301001210                657 6 Mo           N
1301001216                757 3_6            N
1301001220                680 2_6            N
1302001094                674 5_6            N                          0
1302001165                682 5_6            N
1302001183                684 5_6            N                          0
1302001190                639 5_6            N                          0
1302001198                623 30 Y           N                          0
1302001199                749 3_6            N                          0
1302001210                657 5_6            N                                                         Y
1302001211                648 6 Mo           N
1302001214                693 3_6            N                                                         Y
1303000759                739 5_6            Y                         36      1/1/2007 C              Y
1303000980                628 5_6            N                          0
1303001034                649 5_6            N
1303001084                660 6 Mo           N
1303001122                645 5_6            N                                                         Y
1303001141                621 5_6            N
1303001157                581 2_6            Y                         24      1/1/2006 C
1303001158                642 5_6            Y                         36     12/1/2006 C
1303001159                758 5_6            N                                                         Y
1303001161                643 6 Mo           N                          0
1303001164                589 2_6            N
1303001168                639 6 Mo           N                          0
1303001180                752 6 Mo           N
1303001184                679 6 Mo           N
1303001188                663 6 Mo           N                                                         Y
1303001220                623 6 Mo           N
1303001235                648 3_6            N                                                         Y
1304003078                698 6 Mo           N                                                         Y
1304003109                778 30 Y           N
1304003287                684 6 Mo           N                          0
1304003338                649 5_6            N
1304003493                690 6 Mo           N                                                         Y
1304003519                652 6 Mo           N
1304003538                731 6 Mo           N
1304003566                689 5_6            N
1304003617                712 5_6            N
1304003625                686 6 Mo           N
1304003626                691 30 Y           N                                                         Y
1304003633                704 5_6            N                          0
1304003646                686 6 Mo           N
1304003654                691 30 Y           N                                                         Y
1304003657                692 5_6            N                                                         Y
1304003662                699 6 Mo           N
1304003685                748 5_6            N
1304003692                651 6 Mo           N
1304003711                758 6 Mo           N
1304003719                675 5_6            N                          0
1304003745                697 6 Mo           N
1304003761                667 5_6            N                          0
1304003784                678 6 Mo           N                                                         Y
1304003787                639 5_6            N                          0
1304003804                725 6 Mo           N
1304003808                632 5_6            N                                                         Y
1304003823                678 5_6            N                          0
1304003834                646 6 Mo           N                                                         Y
1304003852                642 2_6            N
1304003868                669 6 Mo           N                          0                              Y
1304003882                672 6 Mo           N
1304003883                665 2_6            Y                         24      1/1/2006 G
1304003892                660 2_6            Y                         24      1/1/2006 C
1304003900                695 30 Y           N
1304003930                669 5_6            N
1304003941                682 6 Mo           N
1304003943                749 30 Y           N
1304003950                681 30 Y           N
1304003961                709 30 Y           N
1304003963                678 2_6            N
1304003972                644 6 Mo           N                                                         Y
1304003987                720 6 Mo           N
1304003990                633 6 Mo           N                                                         Y
1304004034                652 6 Mo           N                                                         Y
1308000957                756 30 Y           N
1308000960                754 30 Y           N
1308001146                759 30 Y           N                          0                              Y
1308001235                659 5_6            N
1308001411                731 30 Y           N
1308001416                731 30 Y           N
1308001493                703 5_6            N
1308001494                731 30 Y           N
1308001609                628 30 Y           N                          0
1308001621                675 5_6            N                                                         Y
1308001625                654 6 Mo           N                          0
1308001652                681 5_6            N                                                         Y
1308001655                645 5_6            N                                                         Y
1308001656                798 5_6            N                          0
1308001691                736 5_6            Y                         36      1/1/2007 G              Y
1308001694                639 2_6            N                                                         Y
1308001698                718 6 Mo           N                                                         Y
1308001701                750 5_6            N
1308001726                725 6 Mo           N
1308001796                679 30 Y           N
1308001812                682 6 Mo           Y                         60      2/1/2009 C
1308001826                711 2_6            N                                                         Y
1309002238                640 6 Mo           N                                                         Y
1309002732                670 2_6            N                                                         Y
1309002742                695 30 Y           N
1309002766                671 5_6            N                          0
1309002804                691 5_6            N
1309002869                737 5_6            N
1309002877                758 30 Y           N
1309002900                682 5_6            N
1309002906                735 5_6            N
1309002921                788 5_6            N
1309002960                666 5_6            N
1309002999                690 5_6            N
1309003025                742 5_6            N                                                         Y
1309003035                773 30 Y           N                          0
1309003036                778 6 Mo           N
1309003037                686 5_6            N                                                         Y
1309003066                717 30 Y           N
1309003071                798 5_6            N
1309003117                691 5_6            N
1309003118                648 5_6            N
1309003138                737 15 Y           N
1309003171                763 5_6            N
1309003174                778 5_6            N
1309003186                676 15 Y           N
1309003232                751 5_6            N                          0                              Y
1309003243                698 5_6            Y                         60     12/1/2008 G
1309003251                662 6 Mo           N                          0
1309003257                734 5_6            N                          0                              Y
1309003273                702 6 Mo           N                          0                              Y
1309003315                687 6 Mo           N                          0
1309003320                643 5_6            N
1309003321                671 5_6            N                                                         Y
1309003331                628 6 Mo           N                          0
1309003334                629 5_6            N                                                         Y
1309003353                641 6 Mo           N
1309003367                686 5_6            N
1309003369                646 7_6            N                                                         Y
1309003380                761 30 Y           N
1309003408                625 5_6            N                                                         Y
1309003414                729 5_6            N                                                         Y
1309003416                696 30 Y           N
1309003425                647 2_6            N
1309003428                643 5_6            N
1309003437                641 3_6            N
1309003471                624 3_6            N                                                         Y
1309003482                627 6 Mo           N
1309003483                728 3_6            N
1309003489                665 30 Y           N
1309003523                763 30 Y           N                                                         Y
1309003526                731 6 Mo           N                                                         Y
1309003532                695 3_6            N
1309003537                667 30 Y           N                                                         Y
1309003541                714 6 Mo           N
1309003552                799 6 Mo           N
1309003572                644 30 Y           N                                                         Y
1310001997                674 5_6            N
1310002272                754 3_6            N                                                         Y
1310002308                750 30 Y           N
1310002566                641 5_6            N
1310002599                681 5_6            N                          0                              Y
1310002747                674 5_6            N
1310002796                702 5_6            N                          0                              Y
1310002817                652 30 Y           N
1310002847                738 5_6            N
1310002848                664 5_6            N                          0
1310002951                669 5_6            N
1310003065                696 6 Mo           N                                                         Y
1310003169                691 30 Y           N                                                         Y
1310003237                697 15 Y           N
1310003269                715 6 Mo           N
1310003274                674 6 Mo           N
1310003323                706 6 Mo           Y                         36      1/1/2007 G              Y
1310003327                697 5_6            N
1310003330                690 5_6            N                                                         Y
1310003340                638 30 Y           N
1310003370                748 6 Mo           N                          0
1310003375                688 5_6            N
1310003376                662 6 Mo           N
1310003378                795 5_6            N
1310003384                707 5_6            N
1310003393                715 6 Mo           N
1310003395                730 6 Mo           N                                                         Y
1310003397                643 5_6            N
1310003398                720 30 Y           N                          0
1310003400                706 5_6            N
1310003404                740 6 Mo           N                          0                              Y
1310003409                642 6 Mo           Y                         36      1/1/2007 G              Y
1310003412                676 6 Mo           N
1310003414                759 6 Mo           N                                                         Y
1310003415                717 5_6            N                                                         Y
1310003428                632 30 Y           N
1310003440                734 5_6            N
1310003445                723 5_6            N
1310003449                671 6 Mo           N                          0
1310003475                810 30 Y           N                          0
1310003481                696 6 Mo           N                          0                              Y
1310003496                645 30 Y           N                          0
1310003499                743 5_6            N                                                         Y
1310003507                670 5_6            N
1310003508                757 5_6            N                                                         Y
1310003547                697 6 Mo           N                          0
1310003551                697 6 Mo           N                          0
1310003553                689 6 Mo           N                          0
1310003560                646 5_6            N
1310003563                664 6 Mo           N
1310003564                669 5_6            Y                         24     11/1/2005 I
1310003566                729 5_6            N                          0
1310003568                653 6 Mo           N                          0
1310003580                676 6 Mo           N                          0
1310003593                788 6 Mo           N                          0
1310003623                698 5_6            N                          0
1310003631                715 6 Mo           N                          0
1310003649                679 5_6            Y                         60      1/1/2009 C
1310003658                682 5_6            N                          0
1310003659                666 3_6            N
1310003679                747 5_6            N                          0
1310003681                705 30 Y           N                                                         Y
1310003720                639 7_6            Y                         60      2/1/2009 I              Y
1310003722                720 6 Mo           N                          0
1310003743                681 6 Mo           N                                                         Y
1310003745                702 5_6            Y                         60      1/1/2009 C
1310003757                766 2_6            N                                                         Y
1310003758                790 6 Mo           N
1310003761                743 6 Mo           N
1310003766                653 6 Mo           N
1310003769                675 6 Mo           N                                                         Y
1310003770                653 6 Mo           N
1310003771                658 3_6            Y                         60      1/1/2009 C
1310003772                782 6 Mo           N
1310003788                698 6 Mo           N
1310003789                698 6 Mo           N
1310003794                765 6 Mo           N
1310003800                660 30 Y           N
1310003803                712 6 Mo           N
1310003807                765 6 Mo           N                          0
1310003810                708 6 Mo           N
1310003811                708 6 Mo           N
1310003815                729 6 Mo           N
1310003816                729 6 Mo           N
1310003824                698 30 Y           N
1310003827                728 6 Mo           N
1310003830                774 6 Mo           N
1310003834                742 6 Mo           N
1310003837                792 6 Mo           N                          0
1310003838                792 6 Mo           N
1310003870                660 6 Mo           N                                                         Y
1310003872                649 3_6            N
1310003877                636 6 Mo           N
1310003881                634 5_6            Y                         60      1/1/2009 C
1310003885                634 5_6            N
1310003886                746 30 Y           N                                                         Y
1310003900                684 3_6            N                                                         Y
1310003908                687 6 Mo           N
1310003911                699 6 Mo           N
1310003921                664 5_6            N                                                         Y
1310003924                687 6 Mo           Y                         60      1/1/2009 G              Y
1310003928                681 5_6            N                                                         Y
1310003955                678 2_6            N                                                         Y
1310003965                639 3_6            N
1310003967                630 30 Y           Y                         60      2/1/2009 I
1310003968                660 6 Mo           N
1310003984                765 30 Y           N                                                         Y
1310003988                696 6 Mo           Y                         60      2/1/2009 G
1310003990                673 6 Mo           Y                         60      2/1/2009 I              Y
1310003992                726 2_6            N
1310003993                771 6 Mo           Y                         36      2/1/2007 C
1310003994                765 30 Y           N                                                         Y
1310003996                765 30 Y           N                                                         Y
1310003998                765 30 Y           N                                                         Y
1310004000                771 6 Mo           N
1310004001                771 6 Mo           Y                         36      2/1/2007 C
1310004002                771 6 Mo           Y                         36      2/1/2007 C
1310004004                670 2_6            Y                         60      2/1/2009 C              Y
1310004016                744 2_6            N                                                         Y
1310004034                682 2_6            Y                         36      2/1/2007 C
1310004045                703 6 Mo           Y                         60      2/1/2009 C
1310004046                703 6 Mo           Y                         60      2/1/2009 C
1310004048                721 6 Mo           Y                         60      2/1/2009 C
1310004050                721 6 Mo           Y                         60      2/1/2009 C
1310004062                715 30 Y           N
1310004063                625 5_6            Y                         60      2/1/2009 G
1310004080                623 2_6            N
1310004088                698 2_6            Y                         60      2/1/2009 C
1310004098                665 3_6            N                                                         Y
1310100580                644 2_6            N                                                         Y
1310100595                647 5_6            N
1311001944                795 5_6            Y                         36      1/1/2007 G              Y
1311001970                669 5_6            N
1311002070                791 15 Y           N
1311002085                696 5_6            N                          0                              Y
1311002096                677 6 Mo           N
1311002103                585 2_6            Y                         24     12/1/2005 G
1311002105                687 5_6            N
1311002106                741 6 Mo           N                          0
1311002109                756 6 Mo           N                          0
1311002113                726 5_6            N
1311002131                781 5_6            N
1311002132                642 30 Y           N
1311002165                699 5_6            N                          0                              Y
1311002171                792 5_6            N
1311002174                728 5_6            N                          0
1311002181                712 5_6            N                                                         Y
1311002189                654 3_6            N
1311002198                643 5_6            N                          0
1311002199                651 3_6            N                          0
1311002233                620 3_6            N
1311002246                633 6 Mo           N
1311002251                647 5_6            N
1311002262                695 5_6            N
1311002290                689 6 Mo           N
1311002303                688 2_6            Y                         36      2/1/2007 I              Y
1311002311                627 5_6            N
1312001122                748 15 Y           N
1312001241                661 6 Mo           N                          0                              Y
1312001313                691 5_6            N                                                         Y
1312001417                775 15 Y           N
1312001418                698 6 Mo           N                                                         Y
1312001427                696 5_6            N
1312001460                730 15 Y           N
1312001470                654 5_6            Y                         60     12/1/2008 C              Y
1312001500                662 5_6            N                          0
1312001512                673 30 Y           N                          0
1312001515                533 2_6            Y                         12      1/1/2005 G
1312001521                798 30 Y           N                                                         Y
1312001554                620 6 Mo           N                                                         Y
1312001571                652 6 Mo           N                                                         Y
1312001594                709 2_6            N
1312001600                654 3_6            N
1312001605                693 6 Mo           Y                          6      8/1/2004 C              Y
1312001606                662 5_6            N                                                         Y
1312001617                703 6 Mo           N
1312001622                623 5_6            N
1312001625                707 6 Mo           N
1312001634                685 5_6            Y                         60      2/1/2009 C
1312001637                685 5_6            Y                         60      2/1/2009 C
1313000212                743 5_6            N                          0                              Y
1313000426                693 6 Mo           N
1313000541                723 3_1            N                          0                              Y
1313000556                652 6 Mo           N                          0
1313000673                626 30 Y           N
1313000674                693 6 Mo           N                                                         Y
1313000688                701 30 Y           N                          0
1313000690                711 30 Y           N                          0
1313000692                711 30 Y           N                          0
1313000695                653 30 Y           N
1313000714                690 30 Y           Y                         36     11/1/2006 I              Y
1313000737                746 6 Mo           N
1313000741                687 6 Mo           N
1313000742                736 3_6            N
1313000778                637 30 Y           N
1313000805                707 6 Mo           N                          0
1313000807                753 30 Y           N                          0
1313000819                622 6 Mo           N                          0
1313000823                655 6 Mo           N
1313000826                661 5_6            N
1313000838                709 6 Mo           N                          0
1313000872                692 30 Y           N                                                         Y
1313000875                641 6 Mo           N
1313000878                740 6 Mo           N
1313000898                690 5_6            N
1313000906                693 30 Y           N                                                         Y
1313000915                670 3_6            N                                                         Y
1313000925                643 6 Mo           Y                         60      2/1/2009 G
1313000930                683 6 Mo           N
1313000968                763 6 Mo           N                                                         Y
1313000974                729 2_6            N                                                         Y
1313000975                652 30 Y           N                                                         Y
1313000984                679 2_6            N
1313001002                645 5_6            N                                                         Y
1315000008                742 30 Y           N
1315000160                758 30 Y           N                                                         Y
1315000380                629 30 Y           N
1315000405                608 2_6            Y                         36     10/1/2006 G
1315000457                738 6 Mo           N
1315000465                668 3_6            N
1315000484                669 5_6            N                                                         Y
1315000504                731 5_6            N                                                         Y
1315000512                686 5_6            N                                                         Y
1315000516                671 5_6            N                                                         Y
1315000530                655 5_6            N
1315000534                688 5_6            Y                         60     11/1/2008 C
1315000536                711 30 Y           N                          0                              Y
1315000540                756 6 Mo           N                          0
1315000550                681 6 Mo           Y                         60      1/1/2009 C              Y
1315000552                712 5_6            N                          0
1315000554                636 5_6            N                          0
1315000556                697 5_6            Y                         60     12/1/2008 G              Y
1315000567                753 30 Y           N                                                         Y
1315000583                788 5_6            N                          0
1315000587                766 30 Y           N                          0                              Y
1315000588                712 3_6            N                                                         Y
1315000593                739 5_6            N                          0                              Y
1315000594                810 5_6            N
1315000595                810 5_6            N
1315000640                684 6 Mo           N
1315000641                738 6 Mo           N                          0                              Y
1315000650                698 6 Mo           N                                                         Y
1315000664                780 6 Mo           N
1315000686                692 30 Y           N                                                         Y
1315000711                759 3_6            N                                                         Y
1316000075                673 3_6            Y                         36     11/1/2006 C
1316000101                661 5_6            Y                         60     11/1/2008 C
1316000113                747 5_6            N
1316000131                646 5_6            N
1316000152                621 6 Mo           N
1316000156                694 20 Y           N
1316000165                646 30 Y           N
1316000202                620 2_6            Y                         60      2/1/2009 C
1317000011                765 30 Y           N
1317000013                799 5_6            N
1319000001                682 6 Mo           N
1319000002                780 6 Mo           N                                                         Y
1321000001                665 5_6            N
1321000005                696 30 Y           N                          0
1321000010                682 2_6            N
1501103507                692 30 Y           N
1501103528                724 15 Y           N                          0
1501103576                765 30 Y           N                          0                              Y
1501104290                648 5_6            N
1501105050                782 30 Y           N
1501105434                761 30 Y           Y                         60     10/1/2008 C
1501105581                776 15 Y           N                                                         Y
1501105594                693 5_6            Y                         36     11/1/2006 M
1501105717                631 30 Y           N
1501105787                750 30 Y           N
1501105799                656 30 Y           N
1501105808                655 30 Y           N
1501105861                649 30 Y           N                          0
1501105897                682 5_6            Y                         36     12/1/2006 M
1501105952                790 30 Y           N
1501106046                753 30 Y           N                          0
1501106050                676 30 Y           N
1501106082                714 5_6            N                          0
1501106101                699 5_6            Y                         12     12/1/2004 C
1501106110                605 2_6            N                          0
1501106139                680 30 Y           N                          0
1501106175                745 30 Y           N
1501106243                745 30 Y           N
1501106314                705 6 Mo           N                          0
1501106315                705 6 Mo           N                          0
1501106340                638 30 Y           N
1501106371                775 30 Y           N                          0
1501106403                677 15 Y           Y                         60      1/1/2009 C
1501106416                642 30 Y           Y                         60      1/1/2009 C
1501106538                661 2_6            Y                         24      2/1/2006 C              Y
1501106551                689 5_6            N
1501106553                755 6 Mo           N
1501106580                652 30 Y           N
1501106615                732 30 Y           N
1501106619                711 6 Mo           N
1501106624                763 6 Mo           N
1501106628                703 5_6            Y                         36      2/1/2007 C
1501106636                623 6 Mo           N
1501106649                754 30 Y           N
1501106652                715 6 Mo           N
1501106664                674 6 Mo           N
1501106667                794 6 Mo           N
1501106720                683 6 Mo           N                                                         Y
1501106763                683 30 Y           N
1501106790                626 3_6            N
1701101581                652 5_6            N                                                         Y
1701101725                762 15 Y           N
1701101857                744 30 Y           N
1701102047                789 30 Y           N
1701102154                680 2_6            N                                                         Y
1701102187                670 2_6            Y                         24      8/1/2005 I              Y
1701102207                723 7_6            Y                         60     11/1/2008 C
1701102241                736 30 Y           N
1701102610                727 30 Y           N
1701102664                796 6 Mo           Y                         60      9/1/2008 I
1701102721                786 30 Y           N                          0
1701102807                682 2_6            Y                         24     10/1/2005 I              Y
1701102831                751 30 Y           Y                         12     11/1/2004 I
1701102854                755 2_6            Y                         24     11/1/2005 I              Y
1701102865                788 6 Mo           Y                         60     11/1/2008 I              Y
1701102867                688 2_6            Y                         24     11/1/2005 C
1701102872                678 2_6            Y                         24      9/1/2005 I              Y
1701102908                703 2_6            Y                         24     11/1/2005 C              Y
1701102936                778 2_6            Y                         24     11/1/2005 C
1701102937                778 2_6            Y                         12     11/1/2004 C
1701102938                778 30 Y           Y                         12     11/1/2004 C
1701102963                801 2_6            Y                         24     11/1/2005 C
1701102967                676 2_6            Y                         12     10/1/2004 I              Y
1701102970                711 30 Y           N
1701102972                769 30 Y           Y                         60     11/1/2008 C              Y
1701102980                740 5_6            Y                         60     11/1/2008 C
1701102987                674 2_6            Y                         24     10/1/2005 I
1701102989                637 30 Y           Y                         60     11/1/2008 C
1701103007                644 2_6            Y                         24     11/1/2005 I
1701103014                662 5_6            Y                         60     11/1/2008 C              Y
1701103043                756 30 Y           Y                         60     11/1/2008 C
1701103046                736 2_6            Y                         24     10/1/2005 C              Y
1701103055                681 5_6            Y                         60     12/1/2008 C
1701103057                727 2_6            Y                         24     10/1/2005 I              Y
1701103062                700 30 Y           Y                         12     11/1/2004 I
1701103063                685 2_6            Y                         24     11/1/2005 I              Y
1701103067                683 5_6            Y                          6      6/1/2004 C
1701103068                630 2_6            Y                         24     11/1/2005 C
1701103072                676 30 Y           Y                         60     11/1/2008 C
1701103076                658 30 Y           Y                         60     11/1/2008 C              Y
1701103078                790 30 Y           N
1701103085                744 2_6            Y                         24     11/1/2005 C              Y
1701103087                771 30 Y           Y                         12     11/1/2004 I              Y
1701103093                647 2_6            Y                         12     11/1/2004 I
1701103102                689 2_6            Y                         24     11/1/2005 C              Y
1701103109                706 30 Y           Y                         60     11/1/2008 I              Y
1701103115                623 2_6            Y                         24     11/1/2005 C
1701103116                763 30 Y           Y                         60     11/1/2008 I              Y
1701103120                700 2_6            Y                         24     11/1/2005 I              Y
1701103122                761 30 Y           N
1701103123                721 5_6            Y                         60     11/1/2008 C
1701103130                694 30 Y           Y                         60     12/1/2008 C
1701103145                635 5_6            Y                         60     11/1/2008 C
1701103151                708 2_6            Y                         24     11/1/2005 C
1701103152                655 5_6            Y                         36     11/1/2006 I
1701103160                684 30 Y           N
1701103175                751 15 Y           Y                         60     11/1/2008 I
1701103176                710 30 Y           N
1701103177                661 30 Y           Y                         60     11/1/2008 I
1701103178                655 5_6            Y                         60     11/1/2008 C              Y
1701103181                674 30 Y           Y                         12     11/1/2004 C
1701103201                680 2_6            Y                         24     11/1/2005 C
1701103202                699 2_6            Y                         24     11/1/2005 C              Y
1701103211                669 30 Y           Y                         60     11/1/2008 C              Y
1701103216                751 15 Y           Y                         60     11/1/2008 C
1701103217                744 2_6            Y                         24     11/1/2005 C              Y
1701103221                772 30 Y           Y                         60     11/1/2008 C
1701103225                706 3_6            Y                         36     12/1/2006 C              Y
1701103226                735 3_6            Y                         36     11/1/2006 C              Y
1701103231                662 2_6            Y                         24     11/1/2005 C              Y
1701103236                776 5_6            Y                         12     11/1/2004 C
1701103238                680 2_6            Y                         24     11/1/2005 C              Y
1701103239                696 30 Y           N                          0                              Y
1701103240                766 2_6            Y                         24     11/1/2005 C              Y
1701103248                717 6 Mo           N
1701103254                689 30 Y           Y                         60     11/1/2008 C
1701103261                699 30 Y           N                          0
1701103262                665 T_6            N
1701103263                760 2_6            Y                         24     11/1/2005 C              Y
1701103269                753 30 Y           Y                         60     11/1/2008 C
1701103270                670 30 Y           Y                         60     11/1/2008 C
1701103272                664 5_6            Y                         60     12/1/2008 C
1701103273                732 3_6            Y                         36     11/1/2006 C              Y
1701103274                644 3_6            Y                         36     11/1/2006 C
1701103279                791 5_6            Y                         24     12/1/2005 C              Y
1701103283                651 5_6            Y                         60     11/1/2008 C              Y
1701103285                674 2_6            Y                         24     11/1/2005 C              Y
1701103293                691 2_6            Y                         24     11/1/2005 C              Y
1701103297                711 2_6            Y                         24     11/1/2005 C
1701103299                660 30 Y           Y                         60     11/1/2008 C              Y
1701103310                704 2_6            Y                         24     12/1/2005 C              Y
1701103312                700 5_6            Y                         60     11/1/2008 C
1701103314                693 3_6            Y                         36     11/1/2006 C              Y
1701103316                719 5_6            N
1701103318                764 2_6            Y                         24     11/1/2005 C              Y
1701103322                703 2_6            Y                         24     12/1/2005 C              Y
1701103325                687 30 Y           N                          0
1701103326                637 2_6            Y                         24     12/1/2005 C
1701103347                675 2_6            Y                         24     12/1/2005 C
1701103349                654 5_6            N
1701103350                699 3_6            Y                         36     12/1/2006 C              Y
1701103352                723 3_6            Y                         24     12/1/2005 C              Y
1701103354                684 2_6            Y                         24     12/1/2005 C
1701103356                708 5_6            Y                         60     12/1/2008 C
1701103358                677 2_6            Y                         24     12/1/2005 C              Y
1701103362                744 2_6            Y                         24     11/1/2005 C              Y
1701103366                710 2_6            Y                         24     12/1/2005 C              Y
1701103367                696 30 Y           Y                         12     12/1/2004 C
1701103368                684 2_6            Y                         24      1/1/2006 C              Y
1701103371                691 30 Y           Y                         60     12/1/2008 C
1701103372                691 2_6            Y                         24     12/1/2005 C
1701103381                682 2_6            N                          0                              Y
1701103383                695 2_6            Y                         24     12/1/2005 C              Y
1701103385                675 30 Y           Y                         60     12/1/2008 C              Y
1701103390                795 5_6            N                          0
1701103393                706 3_6            Y                         24     12/1/2005 C              Y
1701103395                674 3_6            Y                         24     12/1/2005 C              Y
1701103398                657 3_6            Y                         36      1/1/2007 C
1701103399                675 30 Y           Y                         60     12/1/2008 C              Y
1701103401                672 2_6            Y                         24     12/1/2005 C              Y
1701103404                666 5_6            N                          0
1701103407                671 30 Y           Y                         60     12/1/2008 C
1701103408                677 3_6            Y                         36     12/1/2006 C
1701103409                695 30 Y           Y                         60     12/1/2008 C              Y
1701103411                654 6 Mo           Y                         60      2/1/2009 C              Y
1701103416                712 2_6            N                          0                              Y
1701103418                640 30 Y           Y                         12      1/1/2005 C
1701103419                623 2_6            Y                         24      1/1/2006 C
1701103422                662 30 Y           Y                         60     12/1/2008 C
1701103424                633 30 Y           Y                         60     12/1/2008 C
1701103427                745 30 Y           N                          0
1701103428                658 30 Y           Y                         12     12/1/2004 C
1701103432                733 5_6            N                          0                              Y
1701103440                778 30 Y           Y                         60      1/1/2009 C
1701103445                675 2_6            Y                         24     12/1/2005 C              Y
1701103447                716 3_6            Y                         24     12/1/2005 C              Y
1701103455                744 2_6            Y                         24     12/1/2005 C              Y
1701103459                758 20 Y           Y                         60     12/1/2008 C
1701103460                688 20 Y           Y                         60     12/1/2008 C
1701103461                639 2_6            Y                         24     12/1/2005 C
1701103464                728 30 Y           Y                         36      2/1/2007 C
1701103467                639 15 Y           Y                         60      1/1/2009 C
1701103470                626 2_6            Y                         24     12/1/2005 C              Y
1701103478                740 30 Y           Y                         60     12/1/2008 C
1701103481                726 2_6            Y                         24      2/1/2006 C
1701103490                677 15 Y           Y                         60     12/1/2008 C
1701103496                699 30 Y           Y                         12     12/1/2004 C
1701103497                663 30 Y           Y                         36     12/1/2006 G
1701103498                707 30 Y           N                          0
1701103505                651 5_6            Y                         60      2/1/2009 C
1701103514                716 30 Y           N                          0                              Y
1701103520                735 2_6            Y                         24     12/1/2005 C              Y
1701103534                668 30 Y           Y                         60      1/1/2009 C              Y
1701103543                686 30 Y           Y                         60     12/1/2008 C
1701103544                663 5_6            N                          0
1701103546                768 2_6            Y                         24      1/1/2006 C
1701103550                711 2_6            Y                         24     12/1/2005 C              Y
1701103552                672 2_6            Y                         24      1/1/2006 C              Y
1701103558                750 2_6            Y                         24     12/1/2005 C              Y
1701103561                741 5_6            Y                         60      1/1/2009 C
1701103562                643 2_6            Y                         24      1/1/2006 C              Y
1701103566                638 2_6            Y                         12      1/1/2005 C
1701103572                764 30 Y           Y                         60     12/1/2008 C
1701103574                785 15 Y           N                          0
1701103579                724 5_6            Y                         60      1/1/2009 C              Y
1701103582                691 30 Y           N                          0
1701103585                656 3_6            Y                         36     12/1/2006 C              Y
1701103586                684 5_6            Y                         60     12/1/2008 C
1701103587                736 3_6            Y                         36      1/1/2007 C
1701103589                645 2_6            Y                         24      1/1/2006 C
1701103590                669 5_6            N                          0                              Y
1701103594                670 30 Y           Y                         60     12/1/2008 C
1701103595                777 2_6            Y                         24      1/1/2006 C              Y
1701103601                703 5_6            N                          0                              Y
1701103603                735 6 Mo           Y                         60      1/1/2009 C
1701103605                676 30 Y           Y                         60      1/1/2009 C
1701103606                677 5_6            Y                         60     12/1/2008 C              Y
1701103611                674 30 Y           Y                         60      1/1/2009 C
1701103613                724 30 Y           N                          0
1701103614                653 2_6            Y                         24      1/1/2006 C
1701103615                724 30 Y           Y                         60     12/1/2008 C
1701103618                708 3_6            Y                         36      1/1/2007 C              Y
1701103631                686 2_6            Y                         24      1/1/2006 C              Y
1701103638                660 2_6            Y                         24      1/1/2006 C
1701103639                727 5_6            Y                         60     12/1/2008 C              Y
1701103644                725 30 Y           Y                         60      1/1/2009 C
1701103646                708 30 Y           Y                         60      2/1/2009 C              Y
1701103648                702 30 Y           Y                         60      1/1/2009 C
1701103651                636 3_6            Y                         24      1/1/2006 C
1701103656                702 2_6            Y                         12      1/1/2005 C              Y
1701103658                643 5_6            N
1701103660                728 30 Y           Y                         60      1/1/2009 C
1701103661                699 2_6            Y                         24      1/1/2006 C              Y
1701103663                765 30 Y           Y                         60      1/1/2009 C              Y
1701103668                677 5_6            Y                         60      1/1/2009 C              Y
1701103672                660 2_6            N
1701103676                685 30 Y           Y                         12      1/1/2005 C              Y
1701103678                764 2_6            Y                         24      1/1/2006 C              Y
1701103681                660 6 Mo           Y                         60      1/1/2009 C              Y
1701103682                766 2_6            Y                         24      1/1/2006 C              Y
1701103688                693 5_6            Y                         60      1/1/2009 C
1701103696                727 2_6            Y                         24      1/1/2006 C
1701103699                697 2_6            Y                         24      1/1/2006 C              Y
1701103702                655 30 Y           N                                                         Y
1701103704                714 3_6            Y                         36      1/1/2007 C              Y
1701103705                693 6 Mo           Y                         60      1/1/2009 C
1701103706                658 2_6            Y                         24      1/1/2006 C
1701103708                628 2_6            Y                         24      1/1/2006 C
1701103710                695 30 Y           Y                         60      2/1/2009 C              Y
1701103713                687 2_6            Y                         24      1/1/2006 C
1701103714                714 30 Y           Y                         60      1/1/2009 C              Y
1701103719                739 15 Y           Y                         60      1/1/2009 C
1701103721                627 2_6            Y                         24      1/1/2006 C              Y
1701103728                703 30 Y           Y                         60      1/1/2009 C
1701103729                642 2_6            Y                         24      1/1/2006 C              Y
1701103736                692 5_6            Y                         36      1/1/2007 C              Y
1701103743                669 30 Y           Y                         12      1/1/2005 C
1701103746                765 30 Y           Y                         12      1/1/2005 C              Y
1701103749                727 30 Y           Y                         60      1/1/2009 C
1701103754                699 2_6            N                                                         Y
1701103756                687 6 Mo           Y                         12      2/1/2005 C              Y
1701103760                721 2_6            Y                         24      1/1/2006 C              Y
1701103762                739 2_6            Y                         12      1/1/2005 C              Y
1701103764                750 5_6            Y                         60      1/1/2009 C              Y
1701103766                742 2_6            Y                         24      2/1/2006 C              Y
1701103768                694 3_6            Y                         24      1/1/2006 C              Y
1701103772                651 3_6            N                                                         Y
1701103774                684 5_6            Y                         60      2/1/2009 N
1701103779                664 5_6            Y                         60      1/1/2009 C
1701103780                766 30 Y           N
1701103791                658 30 Y           Y                         60      2/1/2009 C              Y
1701103794                668 30 Y           Y                         60      2/1/2009 C
1701103795                659 30 Y           Y                         60      1/1/2009 C
1701103797                682 3_6            Y                         24      1/1/2006 C
1701103799                663 30 Y           Y                         60      1/1/2009 C
1701103800                679 3_6            N
1701103801                716 5_6            Y                         60      1/1/2009 C
1701103809                762 3_6            Y                         36      2/1/2007 C              Y
1701103811                701 2_6            Y                         24      1/1/2006 C              Y
1701103813                737 2_6            N                                                         Y
1701103816                775 2_6            Y                         24      1/1/2006 C
1701103822                679 5_6            Y                         60      1/1/2009 C              Y
1701103823                625 30 Y           Y                          6      8/1/2004 C
1701103830                721 2_6            Y                         24      1/1/2006 C              Y
1701103831                757 30 Y           Y                         60      2/1/2009 C
1701103843                723 2_6            Y                         24      1/1/2006 C
1701103846                629 6 Mo           Y                         60      1/1/2009 C
1701103847                657 30 Y           Y                         60      2/1/2009 C
1701103848                681 6 Mo           N
1701103850                617 2_6            Y                         24      2/1/2006 C
1701103851                730 30 Y           N
1701103852                685 30 Y           N
1701103853                759 30 Y           N
1701103854                668 3_6            Y                         36      2/1/2007 C              Y
1701103859                730 15 Y           Y                         12      1/1/2005 C
1701103865                685 2_6            Y                         24      2/1/2006 C              Y
1701103873                769 30 Y           Y                         60      2/1/2009 C
1701103876                762 2_6            Y                         24      2/1/2006 C
1701103879                637 6 Mo           Y                         60      2/1/2009 C              Y
1701103884                685 5_6            Y                         60      1/1/2009 C              Y
1701103892                687 2_6            N                                                         Y
1701103894                687 2_6            Y                          6      8/1/2004 C              Y
1701103898                766 2_6            Y                         24      2/1/2006 C              Y
1701103899                631 5_6            Y                         12      2/1/2005 C
1701103900                644 2_6            Y                         24      2/1/2006 C              Y
1701103908                760 15 Y           N
1701103915                719 30 Y           Y                         60      2/1/2009 C              Y
1701103916                773 30 Y           Y                         60      2/1/2009 C              Y
1701103918                661 30 Y           Y                         60      2/1/2009 C              Y
1701103920                648 30 Y           Y                         60      2/1/2009 C
1701103924                696 6 Mo           Y                         60      2/1/2009 C
1701103926                696 6 Mo           Y                         60      2/1/2009 C              Y
1701103928                638 15 Y           N
1701103933                643 2_6            N                                                         Y
1701103935                678 30 Y           N                                 2/1/2009                Y
1701103941                658 2_6            Y                         24      2/1/2006 C
1701103943                721 2_6            Y                         24      2/1/2006 C
1701103949                703 2_6            Y                         24      2/1/2006 C              Y
1701103956                659 6 Mo           N                                                         Y
1701103957                651 2_6            Y                         24      2/1/2006 C              Y
1701103960                670 2_6            Y                         24      2/1/2006 C              Y
1701103962                670 2_6            Y                         24      2/1/2006 C              Y
1701103965                632 2_6            Y                         24      2/1/2006 C
1701103967                749 2_6            Y                         12      2/1/2005 C              Y
1701103970                748 5_6            N
1701103971                695 2_6            Y                          6      8/1/2004 C              Y
1701103978                723 2_6            N                                                         Y
1701103982                720 30 Y           Y                         60      2/1/2009 C
1701103989                655 2_6            Y                         24      2/1/2006 C              Y
1701103994                683 6 Mo           Y                         60      2/1/2009 C
1701104009                701 2_6            Y                         24      2/1/2006 C              Y
1701104012                731 2_6            Y                         24      2/1/2006 C
1701104016                741 2_6            Y                         24      2/1/2006 C              Y
1701104018                700 2_6            Y                         24      2/1/2006 C              Y
1701104020                766 2_6            Y                          6      8/1/2004 C              Y
1701104032                666 30 Y           N
1701104033                691 3_6            Y                         36      2/1/2007 C
1701104036                713 2_6            Y                         24      2/1/2006 C
1701104041                705 2_6            N
1701104049                739 30 Y           Y                         60      2/1/2009 C
1701104051                660 2_6            Y                         24      2/1/2006 C
1701104052                644 2_6            N
1701104057                711 2_6            N                                                         Y
1701104071                655 2_6            Y                         24      2/1/2006 C              Y
1701104073                646 2_6            N                                                         Y
1701104078                698 30 Y           Y                         60      2/1/2009 C
1701104088                684 2_6            Y                          6      8/1/2004 C
1701104089                637 30 Y           Y                         60      2/1/2009 C
1701104096                639 2_6            Y                         24      2/1/2006 C              Y
1701104106                706 3_6            N
1701104107                630 30 Y           Y                         24      2/1/2006 C
1701104137                711 5_6            Y                         24      2/1/2006 C              Y
1701104140                654 2_6            Y                         24      2/1/2006 C
1701104154                681 3_6            Y                         36      2/1/2007 C              Y
1701104163                779 2_6            Y                         24      2/1/2006 C              Y
1702100082                762 30 Y           Y                         60     11/1/2008 C
1702100086                734 30 Y           Y                         60     11/1/2008 C              Y
1702100095                691 2_6            Y                         12     11/1/2004 C
1702100100                663 2_6            Y                         24     11/1/2005 C
1702100101                663 30 Y           Y                         60     11/1/2008 C
1702100102                659 2_6            N
1702100105                642 2_6            Y                         24     11/1/2005 C
1702100111                670 30 Y           Y                         60      1/1/2009 C              Y
1702100112                644 30 Y           Y                         36      1/1/2007 C
1702100115                728 30 Y           Y                         60      1/1/2009 C
1702100116                729 30 Y           Y                         60      1/1/2009 C
1702100117                710 3_6            Y                         36      1/1/2007 C
1702100118                669 30 Y           Y                         60      1/1/2009 C
1702100123                654 2_6            Y                         24      1/1/2006 C
1702100126                623 30 Y           Y                         24      1/1/2006 C
1702100127                712 3_6            Y                         36      1/1/2007 C
1702100129                626 30 Y           Y                         60      2/1/2009 C              Y
1702100132                720 30 Y           Y                         60      2/1/2009 C              Y
1702100140                632 6 Mo           Y                         60      2/1/2009 C
1702100141                693 2_6            Y                         12      2/1/2005 C
1702100142                731 2_6            Y                         24      2/1/2006 C
1702100144                692 6 Mo           Y                         12      2/1/2005 C              Y
1702100151                687 3_6            Y                         36      2/1/2007 C
1703100011                640 3_6            Y                         36     11/1/2006 C              Y
1703100070                628 2_6            Y                         24      1/1/2006 C              Y
1703100076                654 5_6            N
1703100080                685 2_6            N
1703100083                681 5_6            Y                         60     10/1/2008 C
1703100090                675 30 Y           Y                         60     11/1/2008 C              Y
1703100094                633 2_6            N
1703100097                782 5_6            Y                         36     11/1/2006 C
1703100098                694 2_6            N                                                         Y
1703100102                624 2_6            Y                         24     11/1/2005 C
1703100104                738 3_6            Y                         36     11/1/2006 C
1703100113                654 5_6            N
1703100115                630 30 Y           N                                                         Y
1703100117                619 3_6            N
1703100121                675 30 Y           Y                         60     11/1/2008 C
1703100126                725 2_6            Y                         24     11/1/2005 C              Y
1703100131                668 3_6            Y                         24     12/1/2005 C              Y
1703100133                700 3_6            Y                         24     12/1/2005 C
1703100137                706 5_6            N                                                         Y
1703100139                621 3_6            Y                         24     12/1/2005 C
1703100149                709 3_6            Y                         24      1/1/2006 C              Y
1703100151                691 2_6            Y                         60     12/1/2008 C
1703100161                624 2_6            Y                         24      1/1/2006 C
1703100162                728 5_6            Y                         60     12/1/2008 C              Y
1703100170                683 5_6            N                          0
1703100172                656 5_6            Y                         60      1/1/2009 C              Y
1703100174                684 5_6            Y                         60      1/1/2009 C              Y
1703100175                730 6 Mo           N                          0
1703100179                680 2_6            Y                         24      1/1/2006 C              Y
1703100182                679 30 Y           Y                         36      2/1/2007 C
1703100185                699 6 Mo           Y                         60      1/1/2009 C
1703100187                623 2_6            Y                         24      1/1/2006 C
1703100190                715 30 Y           N                                                         Y
1703100192                621 2_6            Y                         24      1/1/2006 C
1703100193                675 6 Mo           N
1703100199                727 6 Mo           Y                         60      1/1/2009 C
1703100203                630 6 Mo           Y                         12      1/1/2005 C
1703100204                670 2_6            Y                         24      2/1/2006 C
1703100207                716 2_6            Y                         24      1/1/2006 C              Y
1703100215                660 3_6            Y                         36      1/1/2007 C
1703100217                679 7_6            N
1703100219                757 3_6            Y                         36      2/1/2007 C
1703100220                742 2_6            Y                         24      1/1/2006 C
1703100221                742 2_6            Y                         24      2/1/2006 C
1703100222                668 2_6            Y                         24      1/1/2006 C              Y
1703100233                744 6 Mo           Y                         60      2/1/2009 C              Y
1703100238                672 3_6            Y                         36      2/1/2007 C
1703100244                681 6 Mo           Y                         60      2/1/2009 C              Y
1703100247                659 30 Y           Y                         60      2/1/2009 C
1703100248                760 3_6            Y                         36      2/1/2007 C
1703100251                660 3_6            Y                         36      2/1/2007 C
1703100263                756 5_6            Y                         60      2/1/2009 C              Y
1703100272                635 2_6            Y                         24      2/1/2006 C
1901008936                803 30 Y           N
1901009915                713 30 Y           N
1901010847                647 2_6            N
1901011291                642 30 Y           N                          0
1901011391                611 2_6            N                          0
1901011412                541 2_6            N                          0
1901011486                698 20 Y           N                          0
1901011491                687 5_6            N
1901011504                650 2_6            N                          0
1901011671                532 2_6            N                          0
1901011747                675 2_6            N                          0
1901011749                620 5_6            N
1901011780                626 2_6            Y                         24     12/1/2005 C
1901011804                624 2_6            N                          0
1901011834                700 30 Y           N                                                         Y
1901011905                742 15 Y           N                          0                              Y
1901012285                658 30 Y           N                          0
1901012299                746 2_6            N                          0
1901012430                661 6 Mo           N
1901012461                675 3_6            N
1901012625                647 5_6            N
1901013157                712 15 Y           N
3302000285                758 15 Y           N
5201461700                588 2_6            Y                         24      4/1/2005 C
5201553900                699 30 Y           N
7301100043                770 5_6            N                          0
7301100050                720 6 Mo           N                                                         Y

Id            LPMI
--            ----
36558583                1.657
36565364                0.571
36565745                    0
36576619                1.626
36580009                1.626
36587954                1.301
36590370                 0.98
36590586                1.626
36597953                 0.98
36600955                0.826
36603686                1.262
36612281                0.743
36615359                1.626
36617413                    0
36628063                1.301
36628741                 0.98
36632214                1.262
36632743                1.626
36633683                1.626
36636496                1.626
36638294                1.626
36644995                    0
36647790                1.626
36650430                1.626
36650927                1.262
36653004                1.262
36655546                1.626
36655744                1.301
36657179                1.262
36657278                1.217
36659845                0.746
36662179                1.626
36666238                1.626
36668507                1.262
36669158                1.301
36670974                1.626
36671378                    0
36671568                1.262
36673531                0.965
36673820                1.262
36676047                1.626
36677151                1.217
36678266                1.626
36678415                1.301
36679504                1.626
36683167                1.626
36689677                1.626
36691871                 0.54
36691970                1.301
36693000                 0.98
36696680                1.626
36696706                1.626
36698066                    0
36698959                    0
36701894                1.302
36704179                1.262
36705663                1.217
36707495                1.626
36707677                1.626
36708931                1.626
36711752                1.657
36712750                1.262
36714814                1.626
36721108                1.262
36721637                1.301
36722163                1.626
36726040                1.626
36727360                1.626
36727600                1.262
36728541                1.217
36728657                1.262
36729606                1.301
36729846                1.262
36730950                0.612
36733087                1.626
36734044                0.654
36734192                1.301
36738466                1.262
36742518                1.626
36742591                1.626
36742781                1.301
36744225                1.626
36745131                1.626
36747616                 0.98
36748507                1.626
36749463                1.262
36749596                    0
36752301                1.657
36752830                0.952
36754026                0.746
36755940                0.965
36756948                1.301
36757482                1.301
36757896                1.626
36759215                1.626
36759256                    0
36763019                1.626
36763290                1.301
36767119                0.743
36769602                0.746
36769982                1.626
36770196                1.626
36770832                1.262
36771640                    0
36771715                1.262
36774776                1.301
36775807                1.217
36775815                1.657
36776185                1.262
36776532                1.262
36776672                1.262
36776938                1.262
36777324                1.626
36777456                 0.98
36778678                0.743
36780856                1.262
36781193                1.262
36781433                 0.98
36781573                0.952
36782209                1.657
36784296                1.626
36786945                1.626
36788081                1.302
36788719                1.626
36788743                1.657
36788859                1.657
36788974                1.301
36789683                1.626
36791218                1.217
36791739                1.657
36792190                1.657
36792778                1.302
36793594                1.302
36794410                0.826
36796381                0.481
36797017                1.657
36797298                0.826
36797769                1.301
36798049                0.965
36798742                0.493
36799211                1.626
36799401                1.626
36800282                1.626
36800423                1.626
36801140                1.657
36801710                    0
36801744                1.301
36802320                1.302
36802395                1.626
36802874                1.626
36802890                0.965
36802965                1.657
36803237                1.301
36803328                1.262
36804201                1.626
36804615                1.626
36804920                1.626
36805026                1.626
36805935                1.262
36806164                1.262
36806511                1.262
36808210                    0
36808483                1.626
36808939                1.626
36809036                1.262
36809242                1.262
36809846                0.965
36812428                 0.98
36813129                1.626
36813475                1.262
36813699                1.262
36813954                1.626
36815074                1.626
36815215                1.626
36815249                0.998
36815322                 0.98
36815470                0.965
36816023                1.262
36816387                1.262
36817278                1.626
36817674                1.332
36818334                1.626
36819233                0.826
36819407                    0
36819555                0.998
36820520                1.302
36821049                1.262
36821296                1.332
36821353                1.626
36821726                1.262
36822005                1.626
36822229                1.657
36823813                1.626
36824050                1.262
36826212                1.626
36826899                1.657
36827616                1.262
36827640                0.493
36827921                1.657
36828010                0.746
36828341                1.626
36828770                1.626
36829356                1.626
36829711                1.657
36829885                1.626
36829935                1.626
36832459                1.626
36832491                1.302
36832517                1.626
36832905                1.217
36833267                1.626
36834323                1.262
36834687                1.302
36834794                1.657
36835668                1.262
36836989                1.262
36837276                    0
36837359                1.301
36838019                1.302
36838746                0.965
36839355                1.626
36839595                1.626
36839983                0.743
36840973                1.262
36842433                1.626
36842714                1.626
36842722                1.626
36842961                    0
36843449                0.571
36843480                1.626
36844298                1.657
36844561                1.301
36844579                1.626
36845030                1.626
36845766                1.262
36846731                1.626
36846897                0.843
36847960                1.657
36848075                1.657
36848166                1.657
36849974                1.626
36850303                0.481
36851798                1.626
36853018                1.657
36853455                1.626
36853554                1.626
36854024                1.626
36854065                0.965
36854438                0.826
36858314                1.626
36860823                1.626
36866721                1.301
36867091                1.301
36867364                1.301
36875243                1.626
36875540                1.626
1101001566
1101001751
1101001797
1101001862
1101001939
1101001944
1101001957
1101001996
1101002009
1101002015
1101002054
1101002061
1102000515
1102000554
1102000568
1102000574
1102000577
1102000587
1102000621
1102000622
1102000666
1104000051
1104000131
1104000142
1104000172
1104000184
1104000203
1104000219
1104000237
1104000240
1104000284
1104000285
1105000567
1105000605
1105000639
1105000706
1105000707
1105000724
1105000764
1105000779
1105000792
1105000827
1105000859
1105000860
1105000866
1105000869
1105000896
1105000900
1105000910
1105000914
1105100066
1105100297
1105100318
1105100376
1105100412
1105100456
1105100473
1105100486
1105100509
1105100616
1105100666
1105100675
1105100753
1105100791
1105100824
1105100860
1105100877
1105100917
1105100922
1105100959
1105100973
1105100984
1105100989
1105101000
1105101003
1105101016
1105101017
1105101020
1105101021
1105101032
1105101041
1105101062
1105101064
1105101074
1105101094
1105101109
1105101122
1105101129
1105101180
1105101201
1105101207
1105101215
1105101225
1105101230
1105101233
1105101236
1105101257
1105101258
1105101259
1105101268
1105101276
1105101277
1105101282
1105101286
1105101289
1105101294
1105101302
1105101303
1105101304
1105101305
1105101319
1105101346
1105101347
1105101353
1105101355
1105101357
1105101359
1105101365
1105101366
1105101371
1105101373
1105101374
1105101376
1105101382
1105101384
1105101388
1105101389
1105101391
1105101392
1105101395
1105101398
1105101404
1105101405
1105101409
1105101410
1105101413
1105101415
1105101418
1105101424
1105101425
1105101426
1105101427
1105101431
1105101434
1105101445
1105101450
1105101460
1105101470
1105101478
1105101479
1105101482
1105101484
1105101489
1105101491
1105101493
1105101498
1105101507
1105101509
1105101518
1105101527
1105101538
1105101542
1105101546
1105101547
1105101551
1105101565
1105101572
1105101581
1105101585
1105101590
1105101600
1105101601
1105101605
1105101617
1105101620
1105101625
1105101630
1105101642
1105101644
1105101659
1105101665
1105101669
1105101675
1105101678
1105101681
1105101686
1105101693
1105101699
1105101704
1105101707
1105101741
1105101742
1105101771
1105101865
1106000061
1106000160
1106000163
1106000172
1106000178
1108000233
1111000007
1112000106
1112000117
1112000124
1112000132
1112000152
1112000157
1112000175
1112000183
1113000027
1113000036
1113000038
1113000043
1113000052
1301001107
1301001146
1301001190
1301001199
1301001204
1301001207
1301001209
1301001210
1301001216
1301001220
1302001094
1302001165
1302001183
1302001190
1302001198
1302001199
1302001210
1302001211
1302001214
1303000759
1303000980
1303001034
1303001084
1303001122
1303001141
1303001157
1303001158
1303001159
1303001161
1303001164
1303001168
1303001180
1303001184
1303001188
1303001220
1303001235
1304003078
1304003109
1304003287
1304003338
1304003493
1304003519
1304003538
1304003566
1304003617
1304003625
1304003626
1304003633
1304003646
1304003654
1304003657
1304003662
1304003685
1304003692
1304003711
1304003719
1304003745
1304003761
1304003784
1304003787
1304003804
1304003808
1304003823
1304003834
1304003852
1304003868
1304003882
1304003883
1304003892
1304003900
1304003930
1304003941
1304003943
1304003950
1304003961
1304003963
1304003972
1304003987
1304003990
1304004034
1308000957
1308000960
1308001146
1308001235
1308001411
1308001416
1308001493
1308001494
1308001609
1308001621
1308001625
1308001652
1308001655
1308001656
1308001691
1308001694
1308001698
1308001701
1308001726
1308001796
1308001812
1308001826
1309002238
1309002732
1309002742
1309002766
1309002804
1309002869
1309002877
1309002900
1309002906
1309002921
1309002960
1309002999
1309003025
1309003035
1309003036
1309003037
1309003066
1309003071
1309003117
1309003118
1309003138
1309003171
1309003174
1309003186
1309003232
1309003243
1309003251
1309003257
1309003273
1309003315
1309003320
1309003321
1309003331
1309003334
1309003353
1309003367
1309003369
1309003380
1309003408
1309003414
1309003416
1309003425
1309003428
1309003437
1309003471
1309003482
1309003483
1309003489
1309003523
1309003526
1309003532
1309003537
1309003541
1309003552
1309003572
1310001997
1310002272
1310002308
1310002566
1310002599
1310002747
1310002796
1310002817
1310002847
1310002848
1310002951
1310003065
1310003169
1310003237
1310003269
1310003274
1310003323
1310003327
1310003330
1310003340
1310003370
1310003375
1310003376
1310003378
1310003384
1310003393
1310003395
1310003397
1310003398
1310003400
1310003404
1310003409
1310003412
1310003414
1310003415
1310003428
1310003440
1310003445
1310003449
1310003475
1310003481
1310003496
1310003499
1310003507
1310003508
1310003547
1310003551
1310003553
1310003560
1310003563
1310003564
1310003566
1310003568
1310003580
1310003593
1310003623
1310003631
1310003649
1310003658
1310003659
1310003679
1310003681
1310003720
1310003722
1310003743
1310003745
1310003757
1310003758
1310003761
1310003766
1310003769
1310003770
1310003771
1310003772
1310003788
1310003789
1310003794
1310003800
1310003803
1310003807
1310003810
1310003811
1310003815
1310003816
1310003824
1310003827
1310003830
1310003834
1310003837
1310003838
1310003870
1310003872
1310003877
1310003881
1310003885
1310003886
1310003900
1310003908
1310003911
1310003921
1310003924
1310003928
1310003955
1310003965
1310003967
1310003968
1310003984
1310003988
1310003990
1310003992
1310003993
1310003994
1310003996
1310003998
1310004000
1310004001
1310004002
1310004004
1310004016
1310004034
1310004045
1310004046
1310004048
1310004050
1310004062
1310004063
1310004080
1310004088
1310004098
1310100580
1310100595
1311001944
1311001970
1311002070
1311002085
1311002096
1311002103
1311002105
1311002106
1311002109
1311002113
1311002131
1311002132
1311002165
1311002171
1311002174
1311002181
1311002189
1311002198
1311002199
1311002233
1311002246
1311002251
1311002262
1311002290
1311002303
1311002311
1312001122
1312001241
1312001313
1312001417
1312001418
1312001427
1312001460
1312001470
1312001500
1312001512
1312001515
1312001521
1312001554
1312001571
1312001594
1312001600
1312001605
1312001606
1312001617
1312001622
1312001625
1312001634
1312001637
1313000212
1313000426
1313000541
1313000556
1313000673
1313000674
1313000688
1313000690
1313000692
1313000695
1313000714
1313000737
1313000741
1313000742
1313000778
1313000805
1313000807
1313000819
1313000823
1313000826
1313000838
1313000872
1313000875
1313000878
1313000898
1313000906
1313000915
1313000925
1313000930
1313000968
1313000974
1313000975
1313000984
1313001002
1315000008
1315000160
1315000380
1315000405
1315000457
1315000465
1315000484
1315000504
1315000512
1315000516
1315000530
1315000534
1315000536
1315000540
1315000550
1315000552
1315000554
1315000556
1315000567
1315000583
1315000587
1315000588
1315000593
1315000594
1315000595
1315000640
1315000641
1315000650
1315000664
1315000686
1315000711
1316000075
1316000101
1316000113
1316000131
1316000152
1316000156
1316000165
1316000202
1317000011
1317000013
1319000001
1319000002
1321000001
1321000005
1321000010
1501103507
1501103528
1501103576
1501104290
1501105050
1501105434
1501105581
1501105594
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

                                    EXHIBIT I

                                   [RESERVED]

                                    EXHIBIT J

                                   [RESERVED]

                                    EXHIBIT K

                          FORM OF ASSIGNMENT AGREEMENT

         This Assignment, Assumption and Recognition Agreement (the "AAR Agreement") is made and entered into as of March __, 2004 (the "Closing Date"), among Homestar Mortgage Acceptance Corp. (the "Assignor"), HSBC Bank USA, as trustee for the holders of Homestar Mortgage Acceptance Corp., Asset-Backed Pass-Through Certificates, Series 2004-1 (the "Assignee") and Home Star Mortgage Services, LLC (the "Company").

         Whereas, Wells Fargo Bank, N.A. (the "Master Servicer") and the Company entered into that certain Servicing Agreement, dated as of March 5, 2004 (the "Cenlar Servicing Agreement"), pursuant to which the Company agreed to service certain mortgage loans (the "Cenlar Mortgage Loans") for the benefit of the Assignee; and

         Whereas, the Assignor and the Company entered into that certain Servicing Agreement, dated as of March 5, 2004 (the "Option One Servicing Agreement", together with the Cenlar Servicing Agreement, the "Servicing Agreements"), pursuant to which the Company agreed to service certain other mortgage loans (the "Option One Mortgage Loans", together with the Cenlar Mortgage Loans, the "Mortgage Loans") on behalf of the Assignor.

         In consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Mortgage Loans listed on Attachment 1 annexed hereto (the "Assigned Loans") shall be subject to the terms of this AAR Agreement. Any capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Servicing Agreements or the Pooling and Servicing Agreement (as defined below).

                            Assignment and Assumption

         1. Except as expressly provided for herein, the Assignor hereby grants, transfers and assigns to the Assignee all of its right, title and interest as in, to and under the Assigned Loans, and as they relate to the Assigned Loans, the Servicing Agreements. Notwithstanding anything to the contrary contained herein, the Assignor is not assigning to the Assignee any of its right, title and interest, to and under the Servicing Agreements with respect to any other mortgage loan other than the Assigned Loans. Except as is otherwise expressly provided herein, the Assignor makes no representations, warranties or covenants to the Assignee and the Assignee acknowledges that the Assignor has no obligations to the Assignee under the terms of the Servicing Agreements or otherwise relating to the transaction contemplated herein (including, but not limited to, any obligation to indemnify the Assignee).

                  Assignor acknowledges and agrees that upon execution of this Agreement, with respect to the Assigned Loans, all representations, warranties and covenants by the Company under the Servicing Agreements shall accrue to Assignee by virtue of this Agreement.

                    Representations, Warranties and Covenants

         2. Assignor warrants and represents to, and covenants with, Assignee and Company as of the date hereof that:

         a. Attached hereto as Attachment 2 are true and correct copies of the Servicing Agreements, which Servicing Agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

         b. Assignor was the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Servicing Agreements they relate to the Assigned Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignee's interests, rights and obligations under the Servicing Agreements as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

         c. There are no offsets, counterclaims or other defenses available to the Company with respect to the Servicing Agreements;

         d. Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, any Assigned Loan;

         e. Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

         f. Assignor has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and the parties hereto, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

         g. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby. Neither Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto; and

         h. There is no action, suit, proceeding, investigation or litigation pending or, to Assignor's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignor, would adversely affect Assignor's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignor's ability to perform its obligations under this AAR Agreement.

         3. The Assignee warrants and represents to, and covenants with, the Assignor and the Company as of the date hereof that:

         a. Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to hold the Assigned Loans as trustee on behalf of the holders of Homestar Mortgage Acceptance Corp., Asset-Backed Pass-Through Certificates, Series 2004-1;

         b. Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and the parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

         c. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

         d. There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignee's ability to perform its obligations under this AAR Agreement; and

         e. Assignee assumes for the benefit of each of Assignor and Company all of Assignor's rights under the Servicing Agreements but solely with respect to the Assigned Loans.

         4. Company warrants and represents to, and covenants with, Assignee and Assignor, as of the date hereof, that:

         a. Attached hereto as Attachment 2 are true and accurate copies of the Servicing Agreements, which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

         b. Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to service the Assigned Loans and otherwise to perform its obligations under the Servicing Agreements;

         c. Company has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Company or its property is subject. The execution, delivery and performance by Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Company. This AAR Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

         d. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Company in connection with the execution, delivery or performance by Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

         e. Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreements in favor of Assignee with respect to the Assigned Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreements in favor of Assignor;

         f. Pursuant to Section 6.01 of the Cenlar Servicing Agreement, the Company hereby restates the representations and warranties set forth in
         Section 6.01 of the Cenlar Servicing Agreement with respect to the Company; and

         g. Neither this AAR Agreement nor any certification, statement, report or other agreement, document or instrument furnished or to be furnished by the Company pursuant to this AAR Agreement contains or will contain any materially untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained therein not misleading.

         5. Assignor hereby agrees to indemnify and hold the Assignee (and its successors and assigns) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that Assignee (and its successors and assigns) may sustain in any way related to any breach of the representations or warranties of Assignor set forth in this AAR Agreement or the breach of any covenant or condition contained herein.

                             Recognition of Assignee

         6. From and after the date hereof, Company shall recognize Assignee as owner of the Assigned Loans, and acknowledges that the Assigned Loans will be part of a REMIC, and will service the Assigned Loans in accordance with the Servicing Agreements but in no event in a manner that would (i) cause any REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code). It is the intention of Assignor, Company and Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither Company nor Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Servicing Agreements which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of Assignee and the NIMs Insurer.

                                  Miscellaneous

         7. All demands, notices and communications related to the Assigned Loans, the Servicing Agreements and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

         a. In the case of Company, Home Star Mortgage Services, LLC W. 115 Century Road Paramus, New Jersey 07652

         b.       In the case of Assignor, Homestar Mortgage Acceptance Corp.
                   W. 115 Century Road
                  Paramus, New Jersey 07652

         c. In the case of Assignee, HSBC Bank USA as Trustee 452 Fifth Avenue New York, New York 10018 Attention: HMAC 2004-1 Telecopier No.:

         8. The Company hereby acknowledges that Wells Fargo Bank, N.A. (the "Master Servicer") has been appointed as the master servicer of the Assigned Loans pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2004, among the Assignor, the Assignee and the Master Servicer, and therefor has the right to enforce all obligations of the Company, as they relate to the Assigned Loans, under the Servicing Agreements. Each reference to the Owner in the Option One Servicing Agreement shall be a reference to the Assignee. Such right will include, without limitation, the right to terminate the Company under the Servicing Agreements upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the

Company under the Servicing Agreements, the right to receive all monthly reports and other data required to be delivered by the Company under the Servicing Agreements, the right to examine the books and records of the Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company. The Company shall make all distributions under the Servicing Agreements, as they relate to the Assigned Loans, to the Master Servicer by wire transfer of immediately available funds to:

                  HMAC Trust 2004-1
                  Wells Fargo Bank, National Association
                  ABA# 121000248
                  SAS Clearing
                  Account # 3970771416
                  For Further Credit to: HMAC 2004-1, Account # 18150300

and the Company shall deliver all reports required to be delivered under the Servicing Agreements, as they relate to the Assigned Loans, to the Assignee at the address set forth in Section 7 herein and to the Master Servicer at:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045.
                  Attention: HMAC 2004-1

         9. THIS AAR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         10. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         11. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

         12. This AAR Agreement shall survive the conveyance of the Assigned Loans, the assignment of the Servicing Agreements to the extent of the Assigned Loans by Assignor to Assignee and the termination of the Servicing Agreements.

         13. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

         14. In the event that any provision of this AAR Agreement conflicts with any provision of the Servicing Agreements with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

         15. The NIMs Insurer shall be a third party beneficiary of this AAR Agreement and shall be entitled to enforce the provisions hereof as if it were a party hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement on the date first above written.


HOMESTAR MORTGAGE ACCEPTANCE CORP.,
the Assignor

By:
Its:


HSBC BANK USA, as trustee for the holders of Homestar Mortgage Acceptance Corp., Asset-Backed Pass-Through Certificates, Series 2004-1, the Assignee By:
Its:

HOME STAR MORTGAGE SERVICES, LLC,
the Company

By:
Its:

Acknowledged and Agreed:
WELLS FARGO BANK, N.A.

By:
Its:

                                  Attachment I

                                 Assigned Loans

                                  Attachment II

                              Servicing Agreements

                                   EXHIBIT L-1

            FORM CERTIFICATION TO BE PROVIDED BY THE MASTER SERVICER
                                 WITH FORM 10-K

                  Re:      Homestar Mortgage Acceptance Corp.,
                           Mortgage Pass-Through Certificates, Series 2004-1

                  I, [Identify the certifying individual], certify that:

                  1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of Homestar Mortgage Acceptance Corp.;

                  2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

                  3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing, or similar, agreement, for inclusion in these reports is included in these reports;

                  4. I am responsible for reviewing the activities performed by the servicer under the pooling and servicing, or similar, agreement and based upon my knowledge and the annual compliance review required under that agreement, and except as disclosed in the reports, the servicer has fulfilled its obligations under that agreement; and

                  5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing, or similar, agreement, that is included in these reports.

         In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: [the Trustee and Sub-Servicers]

Date: __________________
_______________________
[Signature]
[Title]
[Company]

                                   EXHIBIT L-2

                            FORM CERTIFICATION TO BE
                   PROVIDED TO MASTER SERVICER BY THE TRUSTEE

                  Re:      Homestar Mortgage Acceptance Corp.,
                           Mortgage Pass-Through Certificates, Series 2004-1

                  I, [Identify the certifying individual], a [______________] of HSBC Bank USA, as Trustee, hereby certify to Wells Fargo Bank, National Association and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

                  1. I have reviewed the annual report on Form 10-K for the fiscal year [__], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Issuer relating to the above-referenced trust;

                  2. Based on my knowledge, the information in these distribution reports prepared by the Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

                  3. Based on my knowledge, the distribution information required to be provided by the Trustee under the Agreement is included in these distribution reports.

                  Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated March 1, 2004 (the "Agreement"), among Homestar Mortgage Acceptance Corp., as Company, Wells Fargo Bank, National Association, (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), and HSBC Bank USA, as Trustee.

                                        HSBC BANK USA, as Trustee

                                        By:__________________________
                                        Name:
                                        Title:
                                        Date:

                                   EXHIBIT L-3

                            FORM CERTIFICATION TO BE
                   PROVIDED TO MASTER SERVICER BY THE TRUSTEE

                  Re:      Homestar Mortgage Acceptance Corp.,
                           Mortgage Pass-Through Certificates, Series 2004-1


                  I, [Identify the certifying individual], a [_________________] of HSBC Bank USA, as Trustee, hereby certify to Wells Fargo Bank, National Association and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

                  1. Based on my knowledge, the distribution information required to be provided by the Trustee under the Agreement is included in these distribution reports.

         Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated March 1, 2004 (the "Agreement"), among Homestar Mortgage Acceptance Corp., as Company, Wells Fargo Bank, National Association, (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), and HSBC Bank USA, as Trustee.

                                        HSBC BANK USA, as Trustee

                                        By:__________________________
                                        Name:
                                        Title:
                                        Date:

                                   EXHIBIT M-1

                       SERVICING AGREEMENT FOR ALT-A LOANS


         THIS SERVICING AGREEMENT (this "Agreement"), entered into as of the 5th day of March, 2004, by and among HOME STAR MORTGAGE SERVICES, LLC, a Delaware corporation ("Home Star"), in its capacity as seller (the "Seller"), Home Star, in its capacity as servicer (the "Servicer") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer (the "Master Servicer"), recites and provides as follows:

                                    RECITALS

         WHEREAS, Home Star owns and services certain residential Mortgage Loans (the "Mortgage Loans");

         WHEREAS, CENLAR FSB, a federal savings bank (the "Sub-Servicer") sub-services certain of the Mortgage Loans for Home Star pursuant to that certain [Sub-Servicing Agreement, dated as of March 1, 2004], by and between Home Star and the Sub-Servicer, (the "Superseded Sub-Servicing Agreement");

         WHEREAS, Home Star, as Seller, from time to time may convey certain of the Mortgage Loans, on a servicing-retained basis, to one or more Trusts, as defined herein, under one or more Trust Agreements, as defined herein, in connection with a Pass-Through Transfer, as defined herein, with Wells Fargo Bank, National Association as the Master Servicer;

         WHEREAS, upon the Effective Date, as defined herein, of any such Pass-Through Transfer, the Mortgage Loans shall become Securitized Loans, as defined herein;

         WHEREAS, in connection with any such Pass-Through Transfer, the Seller and the Master Servicer desire that the Servicer service any Securitized Loans pursuant to this Agreement, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as provided herein;

         WHEREAS, the Master Servicer shall be obligated under each Trust Agreement, among other things, to supervise the servicing of the Securitized Loans subject to the Trust Agreement on behalf of the related Trust, and shall have the right to terminate the rights and obligations of the Servicer under this Agreement or under the Agreement relating to specified Securitized Loans upon the occurrence and continuance of an Event of Default as provided herein;

         WHEREAS, the Seller, the Servicer and the Master Servicer intend that the NIMs Insurer and each Trustee be a third party beneficiary of this Agreement;



                                      M-1-1

         WHEREAS, the Seller and the Servicer acknowledge and agree that the Seller will assign all of its rights and delegate all of its obligations hereunder with regard to specified Securitized Loans (exclusive of the Seller's rights and obligations as owner of the servicing rights relating to such Securitized Loans) to the related Trust or Trustee, and that each reference herein to the Seller with regard to specified Securitized Loans is intended, unless otherwise specified, to mean the Seller or such Trust or Trustee, as assignee of the specified Securitized Loans;

         WHEREAS, this Agreement shall supersede the Superseded Sub-Servicing Agreement in its entirety with respect to any Securitized Loans;

         WHEREAS, the parties hereto mutually acknowledge and agree that, pursuant to Section 7.04 of this Agreement, the Sub-Servicer will contemporaneously herewith enter into a Sub-Servicing Acknowledgment Agreement (the "Sub-Servicing Agreement") of even date herewith, pursuant to which the Sub-Servicer will sub-service the Securitized Loans on behalf of the Servicer in accordance with the terms of this Agreement and will have the benefit of certain rights of the Servicer under this Agreement, other than those under Section 7.04 hereof.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Master Servicer, the Seller and the Servicer hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         The following terms are defined as follows (except as otherwise agreed in writing by the parties):

         Accepted Servicing Practices: With respect to any Securitized Loan, those mortgage servicing practices that prudent mortgage lending institutions would employ in servicing their own portfolio of mortgage loans of the same type as the Securitized Loans in the jurisdiction where the related Mortgaged Property is located, giving due consideration to customary and usual standards of practice of mortgage lenders and loan servicers administering similar mortgage loans.

         Adjustable Rate Securitized Loan: A Securitized Loan under which the Mortgage Interest Rate is adjusted from time to time in accordance with the terms and provisions of the related Mortgage Note.

         Adverse REMIC Event: Taking (or causing to be taken) any action, or failure to take (or failure to cause to be taken) any action, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of such REMIC as a REMIC or (ii) result in the imposition of a tax upon such REMIC (including but not limited to the tax on prohibited


                                      M-1-2
transactions as defined in Section 860F(a)(2) of the Code and the tax on prohibited contributions set forth on Section 860G(d) of the Code).

         Advancing Person:  As defined in Section 4.03 hereof.

         Agreement: This Servicing Agreement and all amendments hereof and supplements hereto.

         Ancillary Income: All income derived from the Securitized Loans (other than the (i) Servicing Fee or (ii) Prepayment Charges or Servicer Prepayment Charge Payment Amounts attributable to the Securitized Loans), including but not limited to late charges, penalty interest, any interest paid on funds deposited in the Custodial Account and Escrow Account (other than interest on escrowed funds required by law to be paid to the Mortgagor), fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, modification fees, optional insurance administrative fees and all other incidental fees and charges.

         Assignment of Mortgage: An assignment of a Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of such Mortgage to the party indicated therein, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Securitized Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

         Balloon Securitized Loan: Any Securitized Loan that by its original terms or by virtue of any modification provides for an amortization schedule extending beyond its originally scheduled Maturity Date and which has a final scheduled payment that is proportionately large in comparison to other scheduled payments.

         Balloon Payment: The final scheduled payment in respect of a Balloon Securitized Loan.

         Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking and savings and loan institutions in the States of New York, Maryland, Minnesota and, with respect to any Trust, the jurisdiction in which the related Trustee conducts its trust business, are authorized or obligated by law or executive order to be closed.

         Certificates: Any or all of the certificates or other securities issued pursuant to a Trust Agreement.

         Certificate Registrar: The registrar appointed pursuant to the Trust Agreement.

         Closing Date: The actual date of closing of any Pass-Through Transfer, without regard to the Effective Date thereof.


                                      M-1-3

         Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

         Condemnation Proceeds: All awards of settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Securitized Loan documents.

         Conventional Loan: A conventional residential first or second lien fixed or adjustable rate Securitized Loan that is neither FHA insured nor VA guaranteed.

         Costs: For any Person, any claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses of such Person.

         Credit Risk Manager: With respect to Securitized Loans covered by a Trust Agreement, any credit risk manager or loss mitigation advisor under such Trust Agreement.

         Custodial Account: The account created and maintained by the Servicer pursuant to Section 3.03.

         Custodial Agreement: With respect to Securitized Loans covered by a Trust Agreement, the custodial agreement relating to custody of such Securitized Loans between a Custodian and the related Trustee, as acknowledged by the Servicer, dated as of the related Effective Date.

         Custodian: A custodian of Securitized Loans under any Custodial Agreement.

         Delinquent: For reporting purposes, a Securitized Loan is "delinquent" when any payment contractually due thereon has not been made by the close of business on the Due Date therefor. Such Securitized Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was first due, or, if there is not such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent" and the second immediately succeeding month and "90 days Delinquent" and the third immediately succeeding month.

         Determination Date: With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a Business Day, the immediately preceding Business Day.



                                      M-1-4

         Depositor: With respect to Securitized Loans covered by a Trust Agreement , the Person to which the Seller transfers Mortgage Loans, or any successor in interest to such Person, which Person in turn transfers such Mortgage Loans to a Trustee in a Pass-Through Transfer.

         Distressed Securitized Loan: As of any Effective Date, any related Securitized Loan that was Delinquent in payment for a period of 90 days or more as of the first calendar day of the month in which such Effective Date occurs, without giving effect to any grace period permitted by the related Mortgage Note or for which the Servicer has accepted a deed in lieu of foreclosure. No Securitized Loan shall be considered delinquent for the purpose of this definition by virtue of the related Mortgagor having made payment to the prior servicer.

         Due Date: The day of the calendar month on which the Monthly Payment is due on a Securitized Loan, exclusive of any days of grace. With respect to the Securitized Loans for which payment from the Mortgagor is due on a day other than the first day of the calendar month, such Securitized Loans will be treated as if the Monthly Payment is due on the first day of the immediately succeeding month.

         Due Period: With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

         Effective Date: The effective date of any Pass-Through Transfer as set forth in the Transfer Notice.

         Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                  (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America, including Federal Housing Administration debentures, but excluding any of such securities whose terms do not provide for a payment of a fixed dollar amount upon maturity or call for redemption ("Direct Obligations") and Freddie Mac senior debt obligations;

                  (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories, a Trustee, the Master Servicer or any agent of a Trustee or the Master Servicer, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short term debt obligations of such depository institution or trust company (or, in the case of a depository


                                      M-1-5
institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each related Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                  (iii) repurchase agreements collateralized by direct obligations of, or securities guaranteed by, Ginnie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each related Rating Agency in its highest short-term rating category;

                  (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each related Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long term credit rating categories of each related Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Custodial Account to exceed 20% of the aggregate principal amount of all Eligible Investments in the Custodial Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each related Rating Agency in its highest short-term rating category;

                  (vi) a Qualified GIC (as defined in the Trust Agreement);

                  (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                  (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest bearing or other security or investment, rated in the highest rating category by each related Rating Agency. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which a Trustee, the Master Servicer or any affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the related Trustee, the Master Servicer or any affiliate thereof charges and collects fees and expenses from such funds for services rendered,
(y) a Trustee, the Master Servicer or any affiliate thereof charges and


                                      M-1-6
collects fees and expenses for services rendered pursuant to this Agreement or a Trust Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time;

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

         Errors and Omissions Insurance: Errors and Omissions Insurance to be maintained by the Servicer in accordance with the Master Servicing Guide.

         Escrow Account: The separate account or accounts created and maintained pursuant to Section 3.05.

         Escrow Payments: With respect to any Securitized Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

         Event of Default: Any of the events which may result in a termination for cause set forth in Section 8.01.

         Fannie Mae: The Federal National Mortgage Association, or any successor thereto.

         FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         FHA: The Federal Housing Administration, an agency within HUD or any successor thereto and including the Federal Housing Commissioner and the Secretary of HUD where appropriate under the FHA Regulation.

         Fidelity Bond: A fidelity bond to be maintained by the Servicer in accordance with the Master Servicing Guide.

         Fixed Rate Securitized Loan: Any Securitized Loan as to which the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Securitized Loan.

         Final Recovery Determination: With respect to any defaulted Securitized Loan or any REO Property (other than any Securitized Loan or REO Property repurchased from the Trust), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other


                                      M-1-7
payments or recoveries which the Servicer, in its reasonable good faith judgment, expect to be finally recoverable in respect thereof have been so recovered.

         Fitch:  Fitch, Inc., or any successor in interest.

         Freddie Mac: The Federal Home Loan Mortgage Corporation, or any successor thereto.

         Ginnie Mae: The Government National Mortgage Association, or any successor thereto.

         Holder or Certificateholder: The registered owner of any Certificate as recorded on the books of the Certificate Registrar provided for in the related Trust Agreement.

         Home Star:  As defined in the first paragraph of this Agreement.

         Homestar Mortgage Securities Trusts: One or more trusts to be formed by a Trust Agreement as part of a Pass-Through Transfer, pursuant to each of which a numbered series of Certificates will be issued.

         HUD: The Department of Housing and Urban Development, or any federal agency or official thereof which may from time to time succeed to the functions thereof with regard to FHA Mortgage Insurance. The term "HUD," for purposes of this Agreement, is also deemed to include subdivisions thereof such as the FHA and Ginnie Mae.

         Insurance Proceeds: With respect to each Securitized Loan, proceeds of insurance policies insuring the Securitized Loan or the related Mortgaged Property, including, but not limited to, proceeds from any PMI Policy, to the extent any such proceeds are not to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

         Issuer: The issuer of any Certificates pursuant to the Trust Agreement.

         LIBOR: The three-month London InterBank Offered Rate as published in the Wall Street Journal on the first Business Day of the month of any Remittance Date.

         Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Securitized Loan, whether through the sale or assignment of such Securitized Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of the Securitized Loan.

         Master Servicer: With respect to each Trust Agreement, Wells Fargo Bank, National Association, or any successor in interest, or if any successor Master Servicer shall be appointed as provided in such Trust Agreement, then such successor Master Servicer.


                                      M-1-8

         Master Servicing Guide: The Wells Fargo Bank, N.A. Master Servicing Guide, original dated January, 1997, as amended July, 2001, and all amendments or additions thereto, including as amended hereby.

         MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

         MERS Eligible Securitized Loan: Any Securitized Loan that has been designated by the Servicer as recordable in the name of MERS, as nominee.

         MERS Securitized Loan: Any Securitized Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as nominee for the holder from time to time of the related Mortgage Note.

         Monthly Advance: With respect to each Remittance Date and each Securitized Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Securitized Loan Remittance
Rate) that was due on the Securitized Loan, and that was Delinquent at the close of business on the first day of the month in which such Remittance Date occurs, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries (including Liquidation Proceeds and Insurance Proceeds) in respect of such Securitized Loan. To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Securitized Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination.

         Monthly Payment: The scheduled monthly payment of principal and interest on a Securitized Loan.

         Moody's:  Moody's Investors Service, Inc. or any successor in interest.

         Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on a fee simple estate in real property securing the Mortgage Note.

         Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note net of any Relief Act Reduction.

         Mortgage Note: The original, executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

         Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.


                                      M-1-9

         Mortgagor:  The obligor on a Mortgage Note.

         Net Sale Proceeds: The proceeds from the sale of REO Property, net of all expenses and advances incurred by the Servicer in connection with such sale, including, without limitation, legal fees and expenses, referral fees, brokerage commissions, conveyance taxes and any other related expense.

         Non-MERS Eligible Securitized Loan: Any Securitized Loan other than a MERS Eligible Securitized Loan.

         Non-MERS Securitized Loan: Any Securitized Loan other than a MERS Securitized Loan.

         Officer's Certificate: A certificate signed by the Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Servicer, the Master Servicer or the Seller, as applicable.

         Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the related Trustee, the Master Servicer, and the Seller, provided that any Opinion of Counsel relating to qualification of the Securitized Loans in a REMIC or compliance with the REMIC Provisions must be an opinion of counsel acceptable to the related Trustee, the Master Servicer, and the Seller, who (i) is in fact independent of the Seller and the Servicer, (ii) does not have any material direct or indirect financial interest in either the Seller or the Servicer or any affiliate of any such entity and (iii) is not connected with either the Seller or the Servicer as an officer, employee, director or person performing similar functions.

         Pass-Through Transfer: The sale or transfer by Home Star of some or all of the Securitized Loans to a Depositor for transfer to a Trust to be formed as part of a publicly-issued and/or privately placed, rated or unrated, mortgage pass-through transaction or similar transaction, in each case in which Home Star is retained as a Servicer thereunder, with Wells Fargo Bank, National Association as the Master Servicer.

         Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

         PMI Insurer: Any Qualified Insurer issuing a PMI Policy with respect to a Securitized Loan.



                                     M-1-10

         PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement and the Trust Agreement with respect to certain Securitized Loans.

         Prepayment Charge: With respect to any Securitized Loan and Remittance Date, the charges or premiums, as specified in the Prepayment Charge Schedule, if any, due in connection with a full or partial prepayment of such Securitized Loan during the immediately preceding Prepayment Period in accordance with the terms thereof (but excluding any Servicer Prepayment Charge Payment Amount).

         Prepayment Charge Schedule: A data field in the schedule of Securitized Loans to be attached to the Transfer Notice, the form of which is attached hereto as Exhibit A, which sets forth the amount of the Prepayment Charge and the term during which the Prepayment Charge is imposed with respect to a Securitized Loan.

         Prepayment Interest Shortfall Amount: With respect to any Securitized Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Securitized Loan prior to such Securitized Loan's Due Date in such Due Period, the amount of interest that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Securitized Loan and ending on the day immediately preceding such Due Date, inclusive.

         Prepayment Period: With respect to each Remittance Date and any full or partial Principal Prepayments, the calendar month immediately preceding the month in which the related Remittance Date occurs.

         Principal Prepayment: Any payment by a Mortgagor of principal (other than a Balloon Payment) or other recovery of principal on a Securitized Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Securitized Loan in accordance with the terms of the Mortgage Note.

         Qualified Depository: With respect to each Pass-Through Transfer, any of (i) a depository the accounts of which are insured by the FDIC (to the limits established by such corporation) and the debt obligations of which are rated P-1 (or its equivalent) or better by each Rating Agency rating the related Certificates; or (ii) the corporate trust department of any bank the debt obligations of which are rated A-2 (or its equivalent) or better by each such Rating Agency.

         Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Freddie Mac and Fannie Mae.



                                     M-1-11

         Qualifying Substitute Mortgage Loan: A mortgage loan permitted under the terms of a Trust Agreement to be substituted for a related Securitized Loan.

         Rating Agency: With respect to Certificates issued by or in connection with a Trust, any of Fitch, Moody's or S&P which assigns a rating to such Certificates, and their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Person, designated by the Seller, written notice of which designation shall be given to the related Trustee, the Master Servicer and the Servicer.

         Relief Act Reduction: With respect to any Securitized Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, any amount by which interest collectible on such Securitized Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding Business Day) of any calendar month.

         REO Disposition: The final sale or other disposition by the Servicer of any REO Property.

         REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 3.12.

         REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or by deed in lieu of foreclosure pursuant to
Section 3.12 hereof.

         Residual Certificate: Any residual certificate or "Class R" Certificate issued under any Trust Agreement.

         S&P: Standard & Poor's Rating Services, a division of The McGraw Hill Companies, Inc., or any successor in interest.

         Securitized Loan: An individual Mortgage Loan that from time to time becomes subject to this Agreement pursuant to a Pass-Through Transfer, each Securitized Loan subject to this Agreement being identified on a schedule to the Transfer Notice, the form of which is attached as Exhibit A hereto, which Securitized Loan includes without limitation the Securitized Loan documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation


                                     M-1-12

Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Securitized Loan.

         Securitized Loan Remittance Rate: With respect to each Securitized Loan, the annual rate of interest remitted to the Master Servicer, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee Rate.

         Securitized Loan Schedule: The schedule of Securitized Loans to be attached to the Transfer Notice, a form of which is attached hereto as Exhibit A, setting forth information with respect to such Securitized Loans as agreed to by the Seller, the Servicer and the Master Servicer, including, but not limited to (i) any MERS identification number (if available) with respect to each MERS Securitized Loan or MERS Eligible Securitized Loan, (ii) a data field indicating whether such Securitized Loan is insured under a PMI Policy and identifying the related Qualified Insurer, (iii) a Prepayment Charge Schedule and (iv) the Servicing Fee Rate.

         Servicer: Home Star or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

         Servicer Prepayment Charge Payment Amount: The amount payable by the Servicer in respect of any waived Prepayment Charges pursuant to Section 3.15 hereof.

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses other than Monthly Advances (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, inspection, restoration and protection of the Mortgaged Property,
(b) any enforcement of administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property (including costs incurred in connection with environmental inspections or other related costs of foreclosure of Mortgaged Property potentially contaminated by hazardous or toxic substance or wastes in accordance with Section 3.12 hereof) if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, and PMI Policy premiums and fire and hazard insurance coverage and (e) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged Property.

         Servicing Fee: With respect to each Due Period and any Securitized Loan, an amount equal to one-twelfth the product of (i) the Servicing Fee Rate and (ii) the Scheduled Balance of such Securitized Loan as of the related Determination Date. The obligation of the Trustee to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section 3.02 of this Agreement) of such Monthly Payments collected by the Servicer, or as otherwise provided under this Agreement, and the Servicing Fee is subject to reduction for compensating interest under
Section 4.04 hereof.


                                     M-1-13

         Servicing Fee Rate: The servicing fee rate, stated as either a number of basis points or as a percentage, for each Securitized Loan, as reflected in the schedule of Securitized Loans to be attached to the Transfer Notice, the form of which is attached hereto as Exhibit A.

         Servicing File: The items pertaining to a particular Securitized Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Securitized Loan, which are held in trust for the related Trust by the Servicer.

         Servicing Officer: Any officer of the Servicer involved in or responsible for, the administration and servicing of the Securitized Loans whose name appears on a list of servicing officers furnished by the Servicer to the Master Servicer upon request, as such list may from time to time be amended.

         Sub-Servicer: Cenlar FSB, a federal savings bank, pursuant to the Sub-Servicing Agreement, or its successor in interest.

         Sub-Servicing Agreement: That certain Sub-Servicing Acknowledgment Agreement of even date with this Agreement, by and between the Servicer and the Sub-Servicer.

         Superseded Sub-Servicing Agreement: That certain Sub-Servicing Agreement, dated as of [March 1, 2004], by and between Home Star and the Sub-Servicer.

         Transfer Notice: The Transfer Notice referred to in Section 2.01 hereof, in the form attached hereto as Exhibit A.

         Trust: The trust established by the Trust Agreement, the assets of which consist of the transferred Securitized Loans and any other assets provided for in the related Trust Agreement.

         Trust Agreement: Any trust agreement, pooling and servicing agreement, indenture or comparable documents by and among some or all of the Issuer, the Master Servicer, the Depositor and a Trustee (and which may include other parties) creating a Trust and/or otherwise effectuating a Pass-Through Transfer.

         Trustee: Any trustee or trust with respect to the transferred Securitized Loans in any Pass-Through Transfer, or any successor in interest, or if any successor trustee or co-trustee shall be appointed as provided in the Trust Agreement, then such successor trustee or such co-trustee, as the case may be.

         VA: The Veterans Administration, an agency of the United States of America, or any successor thereto, including the Administration of Veterans Affairs.



                                     M-1-14

         ANY CAPITALIZED TERMS USED AND NOT DEFINED IN THIS AGREEMENT SHALL HAVE THE MEANINGS ASCRIBED TO SUCH TERMS IN THE RELATED TRUST AGREEMENT SPECIFIED IN THE TRANSFER NOTICE.




                                     M-1-15

                                   ARTICLE II.

           PASS- THROUGH TRANSFERS; SELLER'S ENGAGEMENT OF SERVICER TO
                       PERFORM SERVICING RESPONSIBILITIES

         Section 2.01 Pass-Through Transfers.

         (a) The Seller and the Servicer agree that from time to time the Seller shall effect the sale or transfer of some or all of the Mortgage Loans to a Trust to be formed as part of a Pass-Through Transfer. The Servicer shall cooperate with the Seller in connection with any Pass-Through Transfer contemplated by the Seller pursuant to this Section 2.01, including without limitation providing requested information and reports to, and otherwise cooperating with, any Credit Risk Manager. In connection therewith, the Servicer shall provide to the Seller and any Trustee, Trust, Depositor, underwriter, initial purchaser, NIMs Insurer or Credit Risk Manager in connection with a Pass-Through Transfer, as the case may be: (i) any and all information and appropriate verification of information which may be reasonably available to the Servicer, including the Servicer's foreclosure, delinquency experience and the Servicer's underwriting standards, whether through letters of its auditors and counsel or otherwise, as such parties shall reasonably request; and (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Servicer as are reasonably believed necessary by the Seller and any Trustee, Trust, Depositor, underwriter, initial purchaser, NIMs Insurer or Credit Risk Manager, as the case may be, in connection with such Pass-Through Transfer. The Servicer shall indemnify the Depositor for any material misstatements or omissions or alleged material misstatements or omissions contained in the information provided pursuant to this Section 2.01(a). The Seller shall provide the Servicer with a Transfer Notice with respect to any such Pass-Through Transfer, including a schedule of Mortgage Loans which have been transferred, the Effective Date of the Pass-Through Transfer and the name and address of the related Trustee. Upon the Effective Date of such a Pass-Through Transfer, (A) the Servicer and the Seller agree that the provisions of this Agreement shall go into effect with respect to the Securitized Loans to which the Transfer Notice relates, and (B) the Servicer agrees to recognize the Trustee and Trust with respect to the transferred Mortgage Loans in the Pass-Through Transfer, or the Master Servicer acting on their behalf, as having the same rights under this Agreement as the Seller with respect to such transferred Mortgage Loans, including without limitation the right to terminate the Servicer under this Agreement.

         Section 2.02 Contract for Servicing; Possession of Servicing Files.

         The Seller, by execution and delivery of this Agreement, does hereby contract with the Servicer, subject to the terms of this Agreement, for the servicing of the Securitized Loans. On or before each Closing Date, the Seller shall cause to be delivered to the Servicer or to the Sub-Servicer the Servicing Files with respect to the Securitized Loans listed in the schedule attached to the applicable Transfer Notice. Each Servicing File delivered to the Servicer shall be


                                     M-1-16
held in trust by the Servicer for the benefit of the Trust; provided, however, that the Servicer shall have no liability for any Servicing Files (or portions thereof) not delivered by the Seller. The Servicer's possession of any portion of the Securitized Loan documents shall be on behalf of the Trust for the sole purpose of facilitating servicing of the related Securitized Loan pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Trust and the ownership of all records and documents with respect to the related Securitized Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Trust and shall be retained and maintained, in trust, by the Servicer on behalf of the Trust in such custodial capacity only. The portion of each Servicing File retained by the Servicer pursuant to this Agreement shall be segregated from the other books and records of the Servicer and shall be appropriately marked to clearly reflect the ownership of the related Securitized Loan by the Trust. The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

         Section 2.03 Books and Records.

         (a) Subject to Section 3.01(a) hereof, as soon as practicable after the Closing Date or the date on which a Qualifying Substitute Mortgage Loan is delivered pursuant to a Trust Agreement, as applicable (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office), the Servicer, at the expense of the Seller, shall cause the Mortgage or Assignment of Mortgage, as applicable, with respect to each related MERS Eligible Securitized Loan, to be properly recorded in the name of MERS in the public recording office in the applicable jurisdiction, or shall ascertain that such have previously been so recorded.

         (b) Subject to Section 3.01(a) hereof, an Assignment of Mortgage in favor of the Trustee on behalf of the Trust shall be recorded as to each Non-MERS Securitized Loan, unless instructions to the contrary are delivered to the Servicer, in writing, by the Trustee, or the Servicer obtains an Opinion of Counsel that recordation of such Assignment of Mortgage is not required. Subject to the preceding sentence, as soon as practicable after the Closing Date (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office), the Servicer, at the expense of the Seller, shall cause such related Assignment of Mortgage to be properly recorded in each public recording office where such Non-MERS Eligible Securitized Loans are recorded, unless the Servicer obtains an Opinion of Counsel that recordation of such an Assignment of Mortgage is not required.

         (c) Additionally, the Servicer shall prepare and execute, at the direction of the Trustee, any note endorsements relating to any of the related Non-MERS Securitized Loans.

         (d) All rights arising out of the Securitized Loans shall be vested in the related Trust, subject to the Servicer's right to service and administer the Securitized Loans hereunder in accordance with the terms of this Agreement. All funds received on or in connection with a


                                     M-1-17

Securitized Loan, other than the Servicing Fee and other compensation to which the Servicer is entitled as set forth herein, including but not limited to that compensation as set forth in Section 5.01 below, shall be received and held by the Servicer in trust for the benefit of the related Trust pursuant to the terms of this Agreement.

         (e) Any out-of-pocket costs incurred by the Servicer pursuant to this
Section 2.03 and Section 3.01(a), including any recording or other fees in connection with the Servicer's obtaining the necessary powers of attorney (and which are specified herein to be an expense of the Seller), shall be reimbursed to the Servicer by the Seller within five (5) Business Days of receipt by the Seller of an invoice for reimbursement. The Trust shall not reimburse the Seller for any such reimbursement to the Servicer.

                                  ARTICLE III.

                       SERVICING OF THE SECURITIZED LOANS

         Section 3.01 Servicer to Service.

         The Servicer, as an independent contractor, shall service and administer the Securitized Loans from and after the Closing Date and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices. The Servicer may designate the sub-servicer to perform the obligations hereunder, provided that such designation shall not relieve the Servicer of such obligations.

         The Seller and the Servicer additionally agree as follows:

         (a) The Servicer shall (A) record or cause to be recorded the Mortgage or the Assignment of Mortgage, as applicable, with respect to all MERS Eligible Securitized Loans, in the name of MERS, or shall ascertain that such have previously been so recorded; (B) prepare or cause to be prepared all Assignments of Mortgage with respect to all Non-MERS Eligible Securitized Loans; (C) prepare for recording or cause to be recorded, subject to Section 2.03(b) hereof, all Assignments of Mortgage with respect to Non-MERS Securitized Loans in the name of the related Trust; (D) pay the recording costs pursuant to Section 2.03 hereof; and/or (E) track such Mortgages and Assignments of Mortgage to ensure they have been recorded. The Servicer shall be entitled to be paid by the Seller its out-of-pocket costs for the preparation and recordation of the Mortgages and Assignments of Mortgage. After the expenses of such recording costs pursuant to
Section 2.03 hereof shall have been paid by the Servicer, the Servicer shall submit to the Seller a reasonably detailed invoice for reimbursement of recording costs it incurred hereunder.

         (b) If applicable, the Servicer shall, in accordance with the relevant provisions of the Cranston-Gonzales National Affordable Housing Act of 1990, as the same may be amended from


                                     M-1-18
time to time, and the regulations provided in accordance with the Real Estate Settlement Procedures Act, provide notice to the Mortgagor of each Securitized Loan of the transfer of the servicing thereto to the Servicer.

         (c) The Servicer shall be responsible for the preparation of and costs associated with notifications to Mortgagors of the assumption of servicing by the Servicer.

         Consistent with the terms of this Agreement and except as provided in
Section 3.15 hereof, the Servicer may waive any late payment charge, assumption fee or other fee (other than a Prepayment Charge) that may be collected in the ordinary course of servicing the Securitized Loans. The Servicer shall not make any future advances to any Mortgagor under any Securitized Loan, and (unless the Mortgagor is in default with respect to the Securitized Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) the Servicer shall not permit any modification of any material term of any Securitized Loan, including any modification that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Securitized Loan. The NIMs Insurer's prior written consent shall be required for any modification, waiver or amendment if the aggregate number of outstanding Securitized Loans which have been modified, waived or amended exceeds 5% of the number of Securitized Loans in the related Trust as of the Effective Date. In the event of any such modification which permits the deferral of interest or principal payments on any Securitized Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with Section 4.03, in an amount equal to the difference between (a) such month's principal and one month's interest at the Securitized Loan Remittance Rate on the unpaid principal balance of such Securitized Loan and (b) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 4.03. The Servicer may permit modifications to a Securitized Loan, with the consent of the NIMs Insurer, which are authorized by the express terms of either an allonge to the related Mortgage Note or an addendum to the related Mortgage in existence as of the Effective Date. If Home Star wishes to make a modification to a Securitized Loan which is not permitted under this Section 3.01, then Home Star must repurchase such Securitized Loan from the related Trust on the terms and conditions provided in the Trust Agreement. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the related Trust, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Securitized Loans and with respect to the Mortgaged Properties. Upon the written request of the Servicer, the Trustee shall execute and deliver to the Servicer, within the later of fifteen days from the Closing Date or within fifteen days of such Servicer request, any powers of attorney (one for each county in which any of the Mortgaged Properties are located) and other documents, furnished to it by the Servicer and reasonably satisfactory to the Trustee, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.


                                     M-1-19

         Notwithstanding anything in this Agreement to the contrary, the Servicer (a) shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate and (b) shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (ii) cause the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions.

         Prior to taking any action with respect to the Mortgage Loans which is not contemplated under the terms of this Agreement, the Servicer will obtain an Opinion of Counsel acceptable to the NIMs Insurer and the Trustee or the Master Servicer on its behalf with respect to whether such action could result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event"), and the Servicer shall not take any such action or cause the Trust Fund to take any such action as to which it has been advised that an Adverse REMIC Event could occur.

         The Servicer shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC. The Servicer shall not enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         Section 3.02 Collection of Securitized Loan Payments.

         Continuously from the Closing Date until the date each Securitized Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the Securitized Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Securitized Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

         Section 3.03 Establishment of and Deposits to Custodial Account.

         (a) The Servicer shall segregate and hold all funds collected and received pursuant to the Securitized Loans separate and apart from any of its own funds and general assets and shall establish and maintain for each related Trust a Custodial Account, in the form of a time deposit or demand account, titled "Home Star Mortgage Services, LLC in trust for [Name of Trust]." The Custodial Account shall be established with a Qualified Depository. Any funds deposited in


                                     M-1-20
the Custodial Account may be invested in Eligible Investments subject to the provisions of Section 3.11 hereof. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 3.04 hereof. The creation of the Custodial Account shall be evidenced by a letter agreement in the form of Exhibit B. A copy of such letter agreement shall be furnished to each Trustee, each NIMS Insurer and the Master Servicer. The NIMs Insurer and the Trustee shall also be notified of any change in the location of the Custodial Account.

         (b) The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Closing Date:

                  (i) all payments on account of principal received on the Securitized Loans, including all Principal Prepayments;

                  (ii) all payments on account of interest received on the Securitized Loans adjusted to the applicable Securitized Loan Remittance Rate;

                  (iii) all Prepayment Charges received or any Servicer Prepayment Charge Payment Amounts to be paid by the Servicer to the related Trust;

                  (iv) all Liquidation Proceeds;

                  (v) all Insurance Proceeds (other than any amounts immediately applied to the restoration or repair of the Mortgaged Property or immediately released to the Mortgagor);

                  (vi) all Condemnation Proceeds that are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor;

                  (vii) any Prepayment Interest Shortfall Amount required to be paid by the Servicer pursuant to Section 4.04;

                  (viii) all Monthly Advances made by the Servicer or an Advancing Person pursuant to Section 4.03;

                  (ix) any amounts required to be deposited by the Servicer in connection with the deductible clause in any blanket hazard insurance policy;

                  (x) any amounts received with respect to or related to any REO Property or REO Disposition Proceeds;

                  (xi) any amounts required to be deposited pursuant to Section
3.11 in connection with any losses realized on Eligible Investments with respect to funds held in the Custodial Account;


                                     M-1-21

                  (xii) any amounts required to be deposited by the Servicer pursuant to Section 3.16(a) in connection with any unpaid claims that are a result of a breach by the Servicer or any sub-servicer of its obligations hereunder or under a PMI Policy;

                  (xiii) any amounts received by it under any PMI Policy; and

                  (xiv) any other amount required hereunder to be deposited by the Servicer in the Custodial Account.

         Notwithstanding the foregoing clause (viii), no Monthly Advances or Servicing Advances shall be required to be made by the Servicer if such Monthly Advance or Servicing Advance would, if made, be, in the Servicer's reasonable judgment, nonrecoverable. The determination by the Servicer that it has made a nonrecoverable Monthly Advance or Servicing Advance, or that any proposed Monthly Advance or Servicing Advance would be a nonrecoverable advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer and the NIMs Insurer.

         The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) late payment charges, penalty interest and insufficient fund charges, (ii) assumption and modification fees, (iii) other Ancillary Income and (iv) the Servicing Fee need not be deposited by the Servicer into the Custodial Account.

         Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer as additional servicing compensation and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 3.04 of this Agreement. Additionally, any other benefit derived from the Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue for the benefit of the Servicer.

         Section 3.04 Permitted Withdrawals From Custodial Account.

         The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

                  (i) to make payments to the Master Servicer in the amounts and in the manner provided for in Section 4.01;

                  (ii) in the event the Servicer has elected not to retain the Servicing Fee out of any Mortgagor payments on account of interest or other recovery of interest with respect to a particular Securitized Loan (including late collections of interest on such Securitized Loan, or interest portions of Insurance Proceeds, Liquidation Proceeds or Condemnation Proceeds) prior


                                     M-1-22
to the deposit of such Mortgagor payment or recovery in the Custodial Account, to pay to itself the related Servicing Fee from all such Mortgagor payments on account of interest or other such recovery for interest with respect to that Securitized Loan;

                  (iii) to pay itself investment earnings on funds deposited in the Custodial Account;

                  (iv) to transfer funds to another Qualified Depository in accordance with Section 3.11 hereof;

                  (v) to invest funds in certain Eligible Investments in accordance with Section 3.11 hereof;

                  (vi) to reimburse itself to the extent of funds held in the Custodial Account for Monthly Advances of the Servicer's funds made pursuant to
Section 4.03. The Servicer's right to reimburse itself pursuant to this subclause (vi) with respect to any Securitized Loan shall be limited to amounts received on or in respect of the related Securitized Loan which represent late recoveries of payments of principal or interest with respect to which a Monthly Advance was made, it being understood that in the case of any such reimbursement the Servicer's right thereto shall be prior to the rights of the related Trust; provided, however, that following the final liquidation of a Securitized Loan, the Servicer may reimburse itself for previously unreimbursed Monthly Advances in excess of Liquidation Proceeds or Insurance Proceeds with respect to such Securitized Loan from any funds in the Custodial Account relating to Securitized Loans in the same Trust, it being understood, in the case of any such reimbursement, that the Servicer's right thereto shall be prior to the rights of the related Trust. The Servicer may recover at any time from amounts on deposit in the Custodial Account with respect to Securitized Loans in the same Trust the amount of any Monthly Advances that the Servicer deems nonrecoverable or that remain unreimbursed to the Servicer from related Liquidation Proceeds after the final liquidation of the related Securitized Loan. In addition, the Servicer may, at any time, withdraw from the Custodial Account funds that are held for future distribution (i.e., were not included in the principal and interest for the preceding Remittance Date) to reimburse itself for Monthly Advances previously made by the Servicer;

                  (vii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (vii) with respect to any Securitized Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Securitized Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the related Trust;



                                     M-1-23

                  (viii) to reimburse the Servicer for expenses incurred by, and reimbursable to, the Servicer pursuant to Section 6.03, but only to extent such amounts are determined to be reimbursable by the related Trust pursuant to
Section 6.03;

                  (ix) to reimburse itself for expenses incurred or reimbursable to the Servicer pursuant to Section 3.12 from funds with respect to Securitized Loans in the same Trust to the extent not previously reimbursed under clause
(vii) of this Section 3.04;

                  (x) to withdraw funds with respect to Securitized Loans in the same Trust necessary for the operation, management and maintenance of any REO related property to the extent not previously reimbursed under clause (vii) of this Section 3.04;

                  (xi) to withdraw any funds deposited to the Custodial Account in error; and,

                  (xii) to clear and terminate the Custodial Account upon the termination of this Agreement;

                  (xiii) to reimburse the Trustee or the NIMs Insurer for enforcement expenses incurred in respect of a breach of a representation or warranty.

         Section 3.05 Establishment of and Deposits to Escrow Account.

         The Servicer shall segregate and hold all funds collected and received pursuant to a Securitized Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain an Escrow Account, in the form of a time deposit or demand account, titled "Home Star Mortgage Services, LLC in trust for one or more Homestar Mortgage Securities Trusts." The Escrow Account shall be established with a Qualified Depository in a manner that shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 3.06. The creation of the Escrow Account shall be evidenced by a letter agreement in the form of Exhibit C. A copy of such certification or letter agreement shall be furnished to each Trustee and the Master Servicer.

         The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

                  (i) all Escrow Payments collected on account of the Securitized Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

                  (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds that are to be applied to the restoration or repair of any Mortgaged Property.



                                     M-1-24

         The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 3.06. The Servicer shall retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the related Mortgagor. Additionally, any other benefit derived from the Escrow Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer. To the extent required by law, the Servicer shall pay interest on escrowed funds to the related Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

         Section 3.06 Permitted Withdrawals From Escrow Account.

         Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

                  (i) to effect payments of ground rents, taxes, assessments, water rates, sewer rents, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

                  (ii) to refund to any related Mortgagor any funds found to be in excess of the amounts required under the terms of the related Securitized Loan;

                  (iii) as permitted by applicable state law, for transfer to the Custodial Account and application to reduce the principal balance of the related Securitized Loan in accordance with the terms of the related Mortgage and Mortgage Note;

                  (iv) for application to restore or repair the related Mortgaged Property in accordance with the Master Servicing Guide;

                  (v) to pay to the Servicer, or the related Mortgagor to the extent required by law, any interest paid on the funds with respect to a Securitized Loan deposited in the Escrow Account; and

                  (vi) to reimburse itself for any Servicing Advances made with respect to Escrow Payments for a Securitized Loan or the related Mortgaged Properties, but only from amounts received on the related Securitized Loan which represent late collections of Escrow Payments thereunder;

                  (vii) to withdraw any funds deposited into the Escrow Account in error; and

                  (viii) to clear and terminate the Escrow Account on the termination of this Agreement.



                                     M-1-25

         The Servicer will be responsible for the administration of the Escrow Accounts and will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 3.06, reimbursable from the Escrow Accounts or Custodial Account to the extent not collected from a Mortgagor, anything to the contrary notwithstanding, when and as necessary to avoid the lapse of insurance coverage on the related Mortgaged Property, or which the Servicer knows, or in the exercise of the required standard of care of the Servicer hereunder should know, is necessary to avoid the loss of such Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien. If any such payment has not been made and the Servicer receives notice of a tax lien with respect to such Mortgaged Property being imposed, the Servicer will, within ten (10) Business Days of such notice, advance or cause to be advanced funds necessary to discharge such lien on such Mortgaged Property.

         Section 3.07 Restoration of Mortgaged Property.

         The Servicer need not obtain the approval of the Master Servicer prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the related Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, with respect to claims of $10,000 or more, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

                  (i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

                  (ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens.

                  (iii) the Servicer shall verify that the Securitized Loan is not 60 or more days delinquent; and

                  (iv) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

         With respect to claims of less than $10,000, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

                  (v) the related Mortgagor shall provide an affidavit verifying the completion of repairs and issuance of any required approvals with respect thereto;

                  (vi) the Servicer shall verify the total amount of the claim with the applicable insurance company; and



                                     M-1-26

                  (vii) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

         If the Trustee is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the related Trust.

         Section 3.08 Fidelity Bond and Errors and Omissions Insurance.

         The Servicer shall keep in force and shall cause each sub-servicer to keep in force during the term of this Agreement a Fidelity Bond and Errors and Omissions Insurance the minimum coverage of which shall be at least equal to the coverage required by the Master Servicer in the Master Servicing Guide (unless a waiver of such requirement has been obtained by the Servicer from the Master Servicer and NIMs Insurer). Such Fidelity Bond and Errors and Omissions Insurance shall be maintained with recognized insurers, shall be in such form and amount as would permit the Servicer to be qualified with the Master Servicer as a servicer, and shall by its terms not be cancelable without thirty days' prior written notice to the Trustee, the NIMs Insurer and the Master Servicer. The Servicer and each sub-servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. The Servicer shall furnish and shall cause each sub-servicer to furnish to the Trustee, each NIMs Insurer (upon reasonable request) and the Master Servicer a copy of each such bond and insurance policy upon their request.

         Section 3.09 Notification of Adjustments.

         With respect to each Adjustable Rate Securitized Loan, the Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Monthly Payment adjustments. The Servicer shall promptly, upon written request therefor, deliver to the Master Servicer such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Master Servicer that the Servicer has failed to adjust a Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused thereby and shall indemnify the Trust in respect of any liability as a result of such shortfall.

         Section 3.10 Payment of Taxes, Insurance and Other Charges.



                                     M-1-27

         With respect to each Securitized Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable regulations. The Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments. The Servicer shall employ Accepted Servicing Practices to ensure that the related Mortgaged Property is not subjected to a tax lien as a result of nonpayment and that such Mortgaged Property is not left uninsured.

         Section 3.11 Protection of Accounts.

         The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. The Servicer shall give written notice to the Trustee and the NIMs Insurer and the Master Servicer of the location of the Custodial Account maintained by it with respect to the Securitized Loans when established and prior to any change thereof.

         The Servicer shall bear any expenses, losses or damages sustained by the Trustee or the Master Servicer if the Custodial Account and/or the Escrow Account are not demand deposit accounts.

         Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Servicer be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the "Insured Amount"), the Servicer shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account. Any such Eligible Investment shall mature no later than the Business Day immediately preceding the related Remittance Date or other date on which funds are needed to be disbursed. Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of one or more Homestar Mortgage Securities Trusts, as their interests may appear. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account by the Servicer out of its own funds immediately as realized.

         Section 3.12 Title, Management and Disposition of REO Property.



                                     M-1-28

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the related Trust, or in the event the related Trust is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the related Trust shall acknowledge in writing that such title is being held as nominee for the related Trust.

         The Servicer shall manage, conserve, protect and operate each REO Property for the related Trust solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the related Trust.

         Notwithstanding anything to the contrary contained in this Section 3.12, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Master Servicer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer. Upon completion of the inspection, the Servicer shall provide the Master Servicer and the NIMs Insurer with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not, without the prior written approval of the Master Servicer and the NIMs Insurer, proceed with foreclosure or acceptance of a deed in lieu of foreclosure. The Servicer shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the amounts on deposit in the Custodial Account with respect to Securitized Loans in the same Trust.

         In the event that a Trust which has made one or more REMIC elections acquires any REO Property in connection with a default or imminent default on a Securitized Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the related Trust unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service (and provides a copy of the same to the Master Servicer) to the effect that, under the REMIC Provisions and any relevant proposed legislation


                                     M-1-29
and under applicable state law, a REMIC elected by such Trust may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension (and provided a copy of the same to the Master Servicer), then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension, and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the related Trust or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three-year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The related Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the related Trust, to request such grant of extension.

         Notwithstanding any other provisions of this Agreement, no REO Property acquired by a Trust shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of such Trust in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any REMIC elected by such Trust to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless such Trust with respect to the imposition of any such taxes.

         The Servicer shall also maintain on each REO Property hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding Principal Balance of the Securitized Loan at the time it becomes REO Property, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

         The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the related Trust. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. After the expenses of such disposition shall have been paid, the Servicer shall reimburse itself pursuant to Section 3.04 hereof for any Servicing Advances it incurred with respect to such REO Property.

         The Servicer shall withdraw from the amounts on deposit in the Custodial Account with respect to Securitized Loans in the same Trust funds necessary for the proper operation,


                                     M-1-30
management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to the Master Servicing Guide. The Servicer shall make monthly distributions on each Remittance Date to the Trustee of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 3.12 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

         Section 3.13 Real Estate Owned Reports.

         Together with the statement furnished pursuant to Section 4.02, the Servicer shall furnish by electronic transmission to the Master Servicer and the NIMs Insurer on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Master Servicer shall reasonably request.

         Section 3.14 MERS.

         (a) The Servicer shall take such actions as are necessary to cause the related Trust to be clearly identified as the owner of each MERS Securitized Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

         (b) The Servicer shall maintain in good standing its membership in MERS. In addition, the Servicer shall comply with all rules, policies and procedures of MERS, including the Rules of Membership, as amended, and the MERS Procedures Manual, as amended.

         (c) With respect to all MERS Securitized Loans serviced hereunder, the Servicer shall promptly notify MERS as to any transfer of beneficial ownership or release of any security interest in such Securitized Loans.

         (d) With respect to all MERS Securitized Loans serviced hereunder, the Servicer shall notify MERS as to any transfer of servicing pursuant to Section
9.01 within 10 Business Days of such transfer of servicing. The Servicer shall cooperate with each Trustee and any successor servicer to the extent necessary to ensure that such transfer of servicing is appropriately reflected on the MERS system.

         Section 3.15 Waiver of Prepayment Penalties.

         Except as provided below, the Servicer or any designee of the Servicer shall not waive any Prepayment Charge with respect to any Securitized Loan. If the Servicer or its designee fails to collect a Prepayment Charge at the time of the related prepayment of any Securitized Loan


                                     M-1-31
subject to such Prepayment Charge, the Servicer shall pay to the Trust at such time (by deposit to the Custodial Account) an amount equal to the amount of the Prepayment Charge not collected. The Seller warrants that the schedule of Prepayment Charges listed in each Transfer Notice shall be complete, true and accurate and may be relied on by the Servicer in its calculation of Prepayment Charges. Notwithstanding the above, the Servicer or its designee may waive a Prepayment Charge only if (i) the related prepayment is not the result of a refinancing by the Servicer or its designee, (ii) such waiver relates to a defaulted Securitized Loan or a reasonably foreseeable default, (iii) such waiver is standard and customary in servicing similar mortgage loans to the Securitized Loans, and (iv) such waiver, in the reasonable judgment of the Servicer, would maximize recovery of total proceeds from the Securitized Loan, taking into account the amount of such Prepayment Charge and the related Securitized Loan. If a Prepayment Charge is waived as permitted by meeting the standards described above, then the Servicer is required to pay the amount of such waived Prepayment Charge, for the benefit of the holders of the Class P Certificates (as defined in the related Trust Agreement), by depositing such amount into the Custodial Account together with and at the time that the amount prepaid on the related Securitized Loan is required to be deposited into the Custodial Account.

         Within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of the representation or covenant of the Servicer set forth in this Section 3.15 which materially and adversely affects the interests of the Holders of the Class P Certificates in any Prepayment Charge, the Servicer shall remedy such breach as follows: if any of the covenants made by the Servicer in this Section 3.15 is breached, the Servicer must pay the amount of such waived Prepayment Charge, for the benefit of the Holders of the Class P Certificates, by depositing such amount into the Custodial Account.

         Section 3.16 Servicing and Administration of PMI Policies.

         (a) The Servicer shall take all such actions on behalf of the Trustee as are necessary to service, maintain and administer PMI Policies and to perform and enforce the rights under such Policies for the benefit of the related Trust. Except as expressly set forth herein, the Servicer shall have full authority on behalf of the related Trust to do anything it reasonably deems appropriate or desirable in connection with the servicing, maintenance and administration of the PMI Policies. The Servicer shall not take, or permit any sub-servicer to modify or assume a Securitized Loan covered by a PMI Policy or take any other action with respect to such Securitized Loan which would result in non-coverage under any PMI Policy of any loss which, but for the actions of the Servicer or the Sub-Servicer, would have been covered thereunder. If a PMI Insurer fails to pay a claim under a PMI Policy as a result of breach by the Servicer or a sub-servicer of its obligations hereunder or under a PMI Policy, the Servicer shall be required to deposit in the Custodial Account on or prior to the next succeeding Remittance Date an amount equal to such unpaid claim from its own funds without any right to reimbursement from the related Trust. To the extent coverage is available, the Servicer shall keep or cause to be kept in full force and effect the Insurance Policies for as long as any Certificates issued by the related Trust are outstanding. The Servicer shall cooperate with each PMI Insurer and shall use its best


                                     M-1-32
efforts to furnish all reasonable aid, evidence and information in the possession of the Servicer to which the Servicer has access with respect to any Securitized Loan; provided, however, notwithstanding anything to the contrary contained in a PMI Policy, the Servicer shall not be required to submit any reports to a PMI Insurer until a reporting date that is at least 15 days after the Servicer has received sufficient loan level information from the Seller to appropriately code its servicing system in accordance with such PMI Insurer's requirements.

         (b) The Servicer shall deposit into the Custodial Account pursuant to
Section 3.03(xiii) hereof all Insurance Proceeds received from the PMI Insurer under the terms of a PMI Policy.

         (c) Notwithstanding the provisions of (a) and (b) above, the Servicer shall not take any action in regard to any PMI Policy inconsistent with the interests of the related Trust or the related Certificateholders or with the rights and interests of the related Trust or the related Certificateholders under this Agreement.

         (d) The related Trustee shall furnish the Servicer with any powers of attorney and other documents (within fifteen (15) days upon request from the Servicer) in form as provided to it necessary or appropriate to enable the Servicer to service and administer any PMI Policy; provided, however, that the related Trustee shall not be liable for the actions of the Servicer under such powers of attorney.

         Section 3.17 Maintenance of Hazard Insurance.

         The Servicer shall cause to be maintained for each Securitized Loan hazard insurance such that all buildings upon the related Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where such Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the current principal balance of such Securitized Loan and (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis, in each case in an amount not less than the amount as is necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy.

         Any payments by the Servicer for hazard insurance, other than as set forth in the last paragraph of this Section 3.17, shall be deemed Servicing Advances, reimbursable in accordance with Section 3.04(vii) or (x), to the extent not collected from the related Mortgagor. The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property or amounts to be released to the Mortgagor subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.04, if received in respect of a Securitized Loan. Any cost


                                     M-1-33
incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Securitized Loan, notwithstanding that the terms of such Securitized Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If a Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Securitized Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         In the event that the Servicer or the Sub-Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of B:III or better in Best's Key Rating Guide (or such other rating that is comparable to such rating) insuring against hazard losses on all of the Securitized Loans in a Trust, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.17 with respect to the Securitized Loans in such Trust, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.17, and there shall have been one or more losses which would have been covered by such policy, deposit to the Custodial Account from its own funds without right of reimbursement the amount not otherwise payable under the blanket policy because of such deductible clause for the benefit of the related Trust. In connection with its activities as administrator and servicer of the Securitized Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trust and the Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Copies of such claims shall be provided to the NIMs Insurer.

         Section 3.18 Realization Upon Defaulted Securitized Loans.

         (a) The Servicer shall use its best efforts and, consistent with Accepted Servicing Practices, foreclose upon or otherwise comparably convert the ownership of properties securing such of the Securitized Loans (including selling any such Securitized Loans other than converting the ownership of the related properties) as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Servicer as contemplated in Section
3.04. The foregoing is subject to the provision that, in any case in which a Mortgaged Property shall have suffered damage from an uninsured cause, the Servicer shall not be required to expend its own funds toward the restoration of such Mortgaged Property


                                     M-1-34
unless it has determined that such restoration will increase the proceeds of liquidation of the related Securitized Loan after reimbursement to itself for such expenses. In instituting foreclosures or other similar proceedings, the Servicer shall institute such proceedings in its own name on behalf of the related Trust, unless otherwise required by applicable law or otherwise appropriate.

         (b) If the Servicer determines that it is in the best economic interest of a Trust and the Certificateholders to sell a Distressed Securitized Loan rather than foreclosing, the Servicer may effect such a sale. The net proceeds of such sale shall be Liquidation Proceeds.

         (c) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds, Liquidation Proceeds or Condemnation Proceeds, in respect of any Securitized Loan, will be applied in the following order of priority: first, to unpaid Servicing Fees; second, to reimburse the Servicer or any sub-servicer for any related unreimbursed Servicing Advances and Monthly Advances pursuant to
Section 3.04; third, to accrued and unpaid interest on the Securitized Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Remittance Date on which such amounts are to be remitted to the Master Servicer if not in connection with a Final Recovery Determination; and fourth, as a recovery of principal of the Securitized Loan. The portion of the recovery so allocated to any unpaid Servicing Fee shall be reimbursed to the Servicer or any sub-servicer pursuant to Section 3.04.

         Section 3.19 Enforcement of Due-On-Sale Clauses; Assumption Agreement.

         The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Securitized Loan under the "due-on-sale" clause, if any, applicable thereto; provided, however, that the Servicer shall not be required to take such action if in its sole business judgment the Servicer believes it is not in the best interests of the related Trust and shall not exercise any such rights if prohibited by law from doing so. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Servicer and has a credit risk rating at least equal to that of the original Mortgagor. In connection with any assumption or substitution, the Servicer shall apply such underwriting standards and


                                     M-1-35
follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy. Any fee collected by the Servicer in respect of an assumption, modification or substitution of liability agreement shall be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Interest Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the related Trustee that any such substitution, modification or assumption agreement has been completed by the Servicer, and the Servicer shall deliver to the Custodian the executed original of such substitution, modification or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof, and the Servicer shall also deliver to the Trustee a copy of the executed substitution, modification or assumption agreement.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Securitized Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.19, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

         Section 3.20 Credit Risk Manager.

         The Servicer acknowledges and agrees that, under any Trust Agreement, a Credit Risk Manager may be required to provide certain credit risk management services as provided therein. If so, the Servicer hereby agrees to cooperate with the Credit Risk Manager in connection with all reasonable requests made by the Credit Risk Manager, including, without limitation, promptly providing copies of any servicing reports and remittance advices required under this Agreement to the Credit Risk Manager.

         Section 3.21  Compliance with Applicable Laws.

         All requirements of any federal, state or local law (including usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure or recording, predatory and abusive lending laws) applicable to the servicing of the Mortgage Loans will be complied with by the Servicer in all material respects.



                                     M-1-36

                                   ARTICLE IV.

                           PAYMENTS TO MASTER SERVICER

         Section 4.01 Remittances.

         On each Remittance Date, no later than 3:00 p.m. New York City time, the Servicer shall remit on a scheduled/scheduled basis by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus (b) all Monthly Advances, if any, which the Servicer or other Advancing Person is obligated to make pursuant to Section 4.03, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Due Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 3.03 (iii) and (vii), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such Monthly Payment.

         With respect to any remittance received by the Master Servicer after the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to LIBOR, adjusted as of the date of each change, plus four (4) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following the Remittance Date and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Master Servicer or any applicable Trustee.

         All remittances required to be made to the Master Servicer shall be made on a scheduled/scheduled basis to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                  Wells Fargo Bank, National Association
                  Minneapolis, Minnesota
                  ABA# 121000248
                  Account Name:  SAS Clearing 3970771416
                  For further credit to:  Collection Account No. 18150300

         Section 4.02 Statements to Master Servicer.



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



         Not later than the 10th calendar day of each month (or if such calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer and the NIMs Insurer with respect to each related Trust, or as the Servicer and the Master Servicer may otherwise agree (a) a monthly remittance advice in the format set forth at Exhibit D hereto with regard to monthly loan remittance data, Exhibit E with regard to default mortgage loans, and Exhibit F with regard to realized losses or gains for the period ending on the first day of such calendar month (i.e., the Due Period) and (b) all such information required pursuant to clause (a) above in an electronic file or other similar media reasonably acceptable to the Master Servicer. The Servicer shall also furnish to the Master Servicer and the NIMs Insurer (in such format mutually agreed to by the Servicer and the Master Servicer) a monthly report detailing loan level Prepayment Charges collected and/or waived by the Servicer in accordance with Section 3.15.

         Such monthly remittance advice shall also be accompanied with a supplemental report provided to the Master Servicer which includes on an aggregate basis for the previous Due Period (i) the amount of claims filed, (ii) the amount of any claim payments made, (iii) the amount of claims denied or curtailed and (iv) policies cancelled with respect to those Securitized Loans covered by any PMI Policy or any other provider of primary mortgage insurance purchased by the Trust. Notwithstanding anything to the contrary contained in a PMI Policy, the Servicer shall not be required to submit any supplemental reports including the foregoing data with respect to a PMI Policy until a reporting date that is at least 15 days after the Servicer has received sufficient loan level information from the Seller to appropriately code its servicing system in accordance with requirements.

         In addition, not more than 60 days after the end of each calendar year, commencing December 31, 2004, the Servicer shall provide (as such information becomes reasonably available to the Servicer) to the Master Servicer such information concerning the Securitized Loans and annual remittances to the Master Servicer with respect to the Securitized Loans in each Trust as is necessary for each Certificateholder and the NIMs Insurer to prepare its federal income tax return. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Master Servicer and pursuant to any requirements of the Code as from time to time are in force.

         Beginning with calendar year 2004, the Servicer shall provide the Master Servicer and each Trustee with such information concerning the related Securitized Loans as is necessary for such Trustee to prepare the related Trust's federal income tax return and for any investor in the related Certificates to prepare any required tax return.

         Section 4.03 Monthly Advances by Servicer.

         On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution, or both, an amount equal to the aggregate of all Monthly Advances relating to Monthly Payments


                                     M-1-38
which were due on the Securitized Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than remittances to the Master Servicer required to be made on such Remittance Date. The Servicer shall keep appropriate records of such amounts and will provide such records to the Master Servicer upon request. No provision in this Agreement shall be construed as limiting the Servicer's right to (i) pass through late collections on the related Securitized Loans in lieu of making Monthly Advances (ii) reimburse itself for such Monthly Advances from late collections on the related Securitized Loans or (iii) utilize an Advancing Person (as defined below).

         The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including REO Disposition Proceeds, Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided, however, that such obligation shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Servicer from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan.

         The Servicer, with the consent of the NIMs Insurer, may enter into a facility with any person including the Sub-Servicer which provides that such person (an "Advancing Person") may fund Monthly Advances required under this
Section 4.03 and/or Servicing Advances, although no such facility shall reduce or otherwise affect the Servicer's obligation to fund such Monthly Advances and/or Servicing Advances. Any Monthly Advances and/or Servicing Advances made by an Advancing Person shall be reimbursed to the Advancing Person in the same manner as reimbursements would be made to the Servicer under Section 3.04 if such Monthly Advances or Servicing Advance were funded by the Servicer.

         Section 4.04 Compensating Interest.

         The Servicer shall be required to deposit in the Custodial Account, and retain therein with respect to each Principal Prepayment, the Prepayment Interest Shortfall Amount, if any, for the related Due Period. Such deposit shall be made from the Servicer's own funds, without reimbursement therefor, up to an amount equal to the lesser of with respect to the Securitized Loans in each Trust (i) the Prepayment Interest Shortfall Amount or (ii) the Servicing Fee, in each case, with respect to the Securitized Loans in such Trust. The Servicer shall not be obligated to pay any Prepayment Interest Shortfall Amount with respect to any Relief Act Reduction or bankruptcy.

         Section 4.05 Credit Reporting.


                                     M-1-39

         For each Securitized Loan, in accordance with its current servicing practices, the Servicer will accurately and fully report its underlying borrower credit files to each of the following credit repositories or their successors:
Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis in a timely manner.

                                   ARTICLE V.

                          GENERAL SERVICING PROCEDURES

         Section 5.01 Servicing Compensation.

         As consideration for servicing the Securitized Loans subject to this Agreement, the Servicer shall retain (a) the Servicing Fee for each Securitized Loan remaining subject to this Agreement during any month and (b) Ancillary Income. The Servicing Fee shall be payable monthly.

         The aggregate of the Servicing Fees for any month with respect to the Securitized Loans in a Trust shall be reduced by any Prepayment Interest Shortfall Amount with respect to the Securitized Loans in such Trust with respect to such month. The Servicer shall be entitled to recover any unpaid Servicing Fee out of Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds to the extent permitted in Section 3.04 and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.12.

         Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer only to the extent such fees or charges are received by the Servicer. The Servicer shall also be entitled pursuant to Section 3.04 and Section 3.06 to withdraw from the Custodial Account and Escrow Account, respectively, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.11.

         The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder, including any fees due to sub-servicers, and shall not be entitled to reimbursement thereof except as specifically provided for herein.

         Section 5.02 Annual Audit Report.

         The Servicer shall, at its own expense, using its best efforts by February 28 of each year, but in no event later than March 1 of each year, cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller and the Master Servicer (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such


                                     M-1-40
examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

         Section 5.03 Annual Officer's Certificate.

         The Servicer, at its own expense, will, using its best efforts by February 28 of each year, but in no event later than March 1 of each year, deliver to the Seller and the Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

         Section 5.04. Servicer's Certification.

         (a) An officer of the Servicer shall, using its best efforts by February 28 of each year, but no later than March 1 of each year, (or if not a Business Day, the immediately preceding Business Day), or at any other time upon thirty (30) days written request, execute and deliver an Officer's Certificate to the Master Servicer for the benefit of such Master Servicer and its officers, directors, agents and affiliates, certifying as to the following matters:

                  (i) Based on my knowledge, the information in the annual statement of compliance furnished pursuant to Section 5.03, the annual independent public accountant's servicing report furnished pursuant to Section
5.02 and all servicing reports, officer's certificates and other information relating to the servicing of the Securitized Loans submitted to the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

                  (ii) The servicing information required to be provided to the Master Servicer by the Servicer under this Agreement has been provided to the Master Servicer;

                  (iii) I am responsible for reviewing the activities performed by the Servicer under the Agreement and based upon the review required by the Agreement, and except as disclosed in the annual statement of compliance, the annual independent public accountant's servicing report and all servicing reports, officer's certificates and other information relating to


                                     M-1-41
the servicing of the Securitized Loans submitted to the Master Servicer, the Servicer has, as of the date of this certification fulfilled its obligations under the Agreement; and

                  (iv) I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Agreement.

         (b) The Servicer shall indemnify and hold harmless the Master Servicer and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under Sections 5.02, 5.03 or 5.04 or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under Sections 5.02, 5.03 or 5.04 or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

         Section 5.05  Access to Servicer Records.

         The Seller or the NIMs Insurer shall have the right to examine and audit, at its expense, upon reasonable notice to the Servicer, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Servicer, or held by another for the Servicer or on its behalf or otherwise, which relate to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

         The Servicer shall provide to the Seller, the NIMs Insurer and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Seller access to any documentation regarding the Mortgage Loans in the possession of the Servicer which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Servicer, and in accordance with the applicable federal or state government regulations.

                                   ARTICLE VI.

                           REPRESENTATIONS, WARRANTIES
                                 AND AGREEMENTS

         Section 6.01 Representations, Warranties and Agreements of the
                      Servicer.


                                     M-1-42

         The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Seller, the Depositor, the Trustee and the Master Servicer as of the Closing Date:

         (a) Due Organization and Authority. The Servicer is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and either it or its designated sub-servicer is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct a servicing business of the type provided for herein, and in any event the Servicer or its designated sub-servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and, together with such sub-servicer, to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

         (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement, taking into account the role of its sub-servicer, is in the ordinary course of business of the Servicer;

         (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's organizational documents or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or, taking into account the role of its designated sub-servicer, result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Servicer to service the Securitized Loans, or impair the value of the Securitized Loans;

         (d) Ability to Perform. The Servicer does not believe, nor does it have any reason or cause to believe, that it, together with the Sub-Servicer, cannot perform each and every covenant contained in this Agreement;

         (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the best of our knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment


                                     M-1-43
of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer together with the Sub-Servicer to perform under the terms of this Agreement;

         (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer together with the Sub-Servicer of or compliance by the Servicer together with the Sub-Servicer with this Agreement;

         (g) Ability to Service. The Servicer is an approved seller/servicer of conventional residential Securitized Loans for Fannie Mae and Freddie Mac, and, together with those of its designated sub-servicer, shall ensure that there are the facilities, procedures, and experienced personnel necessary for the sound servicing of the Securitized Loans. The Servicer is in good standing to service Securitized Loans for Freddie Mac. The Servicer is a member in good standing of the MERS system, if applicable;

         (h) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished by the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue material statement of fact or omits to state a material fact necessary to make the statements contained therein not misleading;

         (i) No Commissions to Third Parties. The Servicer has not dealt with any broker or agent or anyone else, other than the Sub-Servicer, who might be entitled to a fee or commission in connection with this transaction other than the Seller; and

         (j) No Waiver of Prepayment Charges. The Servicer will not waive any Prepayment Charge unless it is waived in accordance with the standard set forth in Section 3.15.

         Section 6.02 Remedies for Breach of Representations and Warranties of the Servicer.

         It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of any Closing Date hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Seller, any Depositor, the Master Servicer and each Trust, NIMs Insurer and Trustee. Upon discovery by any of the Servicer, the Master Servicer, the Trustee, NIMs Insurer, any Depositor or the Seller of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer, together with its designated sub-servicer, to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Securitized Loans, the Mortgaged Property, the priority of the security interest on such Mortgaged Property or the interest of the Seller, any Depositor, the


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



Master Servicer, NIMs Insurer, the related Trust or the related Trustee, the party discovering such breach shall give prompt written notice to the others.

         Within 60 days of the earlier of either discovery by or notice to the Servicer of a breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Servicer, together with its designated sub-servicer, to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Securitized Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the option of the Trustee, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Securitized Loans) with respect to a Trust to a successor servicer selected by the related Trustee with the prior consent and approval of the Master Servicer. Such assignment shall be made in accordance with Section 9.01 and 9.02.

         In addition, the Servicer shall indemnify the Seller, the Master Servicer, NIMs Insurer, any Depositor and each Trustee and hold each of them harmless against any Costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 6.02 constitute the sole remedies of the Seller, the Master Servicer, any Depositor, and each Trust and Trustee hereunder respecting a breach of the foregoing representations and warranties.

         Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Seller, the Master Servicer, NIMs Insurer, any Depositor or a Trustee to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Seller, any Depositor, NIMs Insurer, the Master Servicer or a Trustee for compliance with this Agreement.

         Section 6.03 Additional Indemnification by the Servicer; Third Party
                      Claims.

         The Servicer shall indemnify the Seller, any Depositor, NIMs Insurer, each Trustee, the Master Servicer and each Trust and hold them harmless against any and all Costs that any such indemnified party may sustain in any way related to (i) the failure of the Servicer to perform its duties and service the related Securitized Loans in material compliance with the terms of this Agreement or
(ii) the failure of the Servicer to cause any event to occur which would have occurred if the Servicer were applying Accepted Servicing Practices under this Agreement. The Servicer shall immediately notify the Seller, any related Depositor, NIMs Insurer, the Master Servicer, the related Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the related Securitized Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly pay, discharge and satisfy any judgment or decree


                                     M-1-45
which may be entered against it or any indemnified party in respect of such claim and follow any written instructions received from such indemnified party in connection with such claim. The Servicer shall be promptly reimbursed by the related Trust or Trusts for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer's indemnification pursuant to Section 6.02, or the failure of the Servicer, together with its designated sub-servicer, to service and administer the Securitized Loans in material compliance with the terms of this Agreement. In the event a dispute arises between an indemnified party and the Servicer with respect to any of the rights and obligations of the parties pursuant to this Agreement, and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorneys' fees and other costs and expenses related to the adjudication of said dispute.

         Section 6.04 Indemnification with Respect to Certain Taxes and Loss of
                      REMIC Status.

         In the event that any REMIC elected by a Trust fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Holder of the related Residual Certificate, the Master Servicer, the related Trustee and the related Trust against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the related Trustee, any related Depositor, the Master Servicer or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate or any such other party on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate or the related Trust now or hereafter existing at law or in equity or otherwise. Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to the related Certificateholders.

                                  ARTICLE VII.

                                  THE SERVICER

         Section 7.01 Merger or Consolidation of the Servicer.

         The Servicer shall keep in full effect its existence, rights and franchises as a limited liability company, and shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to perform its obligations as contemplated by this Agreement.


                                     M-1-46

         Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall, with the prior written consent of the Master Servicer, be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000, and (ii) which is a Freddie Mac-approved or Fannie Mae-approved servicer in good standing.

         Section 7.02 Limitation on Liability of the Servicer and Others.

         Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Seller, the Master Servicer, any Depositor, any Trust or any Trustee hereunder for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Securitized Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may, with the consent of the related Trustee, NIMs Insurer and the Master Servicer, undertake any such action which it deems necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the related Trust for the reasonable legal expenses and costs of such action.

         Section 7.03 Limitation on Resignation and Assignment by the Servicer.

         The Servicer shall neither assign its rights under this Agreement or the servicing hereunder nor delegate its duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of the Seller, the Master Servicer and the related Trustee and the NIMs Insurer, which consent, in the case of an assignment of rights or delegation of duties, shall be granted or withheld in the discretion of the Seller, the Master Servicer and the related Trustee, and which consent, in the case of a sale or disposition of all or substantially all of the property or assets of the Servicer, shall not be unreasonably withheld; provided, that in each case, there must be delivered to the Seller, the Master Servicer and the related Trustee and NIMs Insurer a letter from the applicable Rating Agency or Rating Agencies to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the


                                     M-1-47
then-current rating of any of the Certificates, and provided further, without any consent or notice the Servicer may delegate its servicing duties hereunder to the Sub-Servicer pursuant to the Sub-Servicing Agreement. Notwithstanding the foregoing, the Servicer, without the consent of the Seller, the Master Servicer and the related Trustee, may retain third-party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions; provided, however, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Securitized Loans pursuant to the terms and conditions of this Agreement.

         The Servicer shall not resign from the obligations and duties hereby imposed on it with respect to the Securitized Loans in a Trust except by mutual consent of the Seller, the Master Servicer and the related Trustee, with the consent of the NIMs Insurer, or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Seller, the Master Servicer and the related Trustee and NIMs Insurer which Opinion of Counsel shall be in form and substance acceptable to the Seller, the Master Servicer and the related Trustee and NIMs Insurer. No such resignation shall become effective until a successor acceptable to the Master Servicer shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 9.01.

         Without in any way limiting the generality of this Section 7.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Seller, the Master Servicer and the Trustee and NIMs Insurer (except as provided by the first paragraph of this Section 7.03 and Section 7.04), then such parties shall have the right to terminate this Agreement upon notice given as set forth in Section 8.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

         Section 7.04 Sub-Servicing Agreements; Sub-Servicing Acknowledgment Agreement; Successor Sub-Servicer.

         (a) The Servicer may enter into sub-servicing agreements, with the consent of the NIMs Insurer, for any servicing and administration of the Securitized Loans with any institution which (i) is an approved Fannie Mae or Freddie Mac Seller/Servicer as indicated in writing, and (ii) represents and warrants that it is in compliance with the laws of each state as necessary to enable it to perform its obligations under such sub-servicing agreement. For this purpose, sub-servicing shall not be deemed to include the use of a tax service, or services for reconveyance, insurance or brokering REO Property. The Servicer shall give prior written notice to the Master Servicer, the Trustee and NIMs Insurer of the appointment of any sub-servicer and shall furnish to the Master Servicer, the Trustee and NIMs Insurer a copy of such sub-servicing


                                     M-1-48
agreement. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Securitized Loans immediately upon receipt by any sub-servicer of such payments. Any such sub-servicing agreement shall be acceptable to the Master Servicer and the related Trustee and NIMs Insurer and shall be consistent with and not violate the provisions of this Agreement. Each sub-servicing agreement shall provide that a successor servicer shall have the option to terminate such agreement without payment of any fees if the predecessor Servicer is terminated or resigns.

         (b) The Servicer, with the consent of the NIMs Insurer, may terminate any sub-servicing agreement to which it is a party in accordance with the terms and conditions of such sub-servicing agreement and either itself directly service the related Securitized Loans or enter into a sub-servicing agreement with a successor sub-servicer that qualifies under Section 7.04(a).

         (c) Notwithstanding any sub-servicing agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a sub-servicer or reference to actions taken through a sub-servicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the Master Servicer, the Trust and the Certificateholders for the servicing and administering of the Securitized Loans in accordance with the provisions hereof without diminution of such obligation or liability by virtue of such sub-servicing agreements or arrangements or by virtue of indemnification from the sub-servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Securitized Loans. The Servicer shall be entitled to enter into any agreement with a sub-servicer for indemnification of the Servicer by such sub-servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         (d) In the event of a Subservicer Termination Trigger, the Servicer shall terminate the related Subservicer at the direction of the NIMS Insurer. Following such termination, the Servicer shall have the right to service such Securitized Loans without the use of a Subservicer or to engage a new Subservicer acceptable to the NIMS Insurer pursuant to a Subservicing Agreement, which is not in conflict with the terms of this Agreement. Notwithstanding the foregoing, the Servicer shall retain the ownership of all servicing rights with respect to the related Securitized Loans and no such direction of termination of a Subservicer shall be deemed to diminish such ownership.

         Section 7.05 Inspection.

         The Servicer shall offer each Trustee, NIMs Insurer and the Master Servicer, upon reasonable advance notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations. Upon request, the Servicer shall furnish to each Trustee, NIMs Insurer and the Master Servicer its most recent publicly available financial statements and such other information relating to its capacity to perform its obligations under this Agreement.


                                     M-1-49

                                  ARTICLE VIII.

                                   TERMINATION

         Section 8.01 Termination for Cause.

         This Agreement shall be terminable at the option of the Master Servicer or the related Trustee if any of the following events of default exist on the part of the Servicer:

                  (i) any failure by the Servicer to remit to the Master Servicer any payment required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been received by the Servicer from the Master Servicer, the NIMs Insurer or a related Trustee; or

                  (ii) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement (except with respect to its obligations under Section 5.02, 5.03 or 5.04) which continues unremedied for a period of 15 days following the Servicer's receipt of written notice of such failure from the Master Servicer, the NIMs Insurer or a related Trustee; or

                  (iii) failure by the Servicer to maintain its license or to cause its designated sub-servicer to do business or service residential Securitized Loans in any jurisdiction, if required by such jurisdiction, where a Mortgaged Property is located; or

                  (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

                  (vi) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or



                                     M-1-50

                  (vii) the Servicer ceases to meet or to cause its designated sub-servicer to meet the qualifications of a Fannie Mae or Freddie Mac seller/servicer; or

                  (viii) the Servicer attempts to assign the servicing of the Securitized Loans or its right to servicing compensation hereunder or the Servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof, in each case without complying fully with the provisions of Section
7.03 or Section 7.04; or

                  (ix) failure by the Servicer to duly perform, within the required time period, its obligations under Sections 5.02, 5.03 or 5.04 which failure continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Servicing Agreement, by the NIMs Insurer or by any master servicer responsible for master servicing the Securitized Loans pursuant to a securitization of such Securitized Loans.

         In each and every such case, so long as an event of default shall not have been remedied within the applicable cure period, in addition to whatever rights the Master Servicer or a related Trustee may have at law or equity to damages, including injunctive relief and specific performance, the Trustee or the Master Servicer, by notice in writing to the Servicer, and with the consent of the other party, may (and, at the request of the NIMs Insurer, shall) terminate all the rights and obligations of the Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

         Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Securitized Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Trustee or the Master Servicer, as the case may be, with the consent of the other party and the NIMs Insurer. Upon written request from the Master Servicer, the Servicer shall prepare, execute and deliver to the successor servicer or the Trustee any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Securitized Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with the Master Servicer and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Securitized Loans.

         By a written notice, the Trustee or the Master Servicer, with the consent of the other parties and the NIMs Insurer, may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been


                                     M-1-51
remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

         Section 8.02 Termination Without Cause.

         (a) This Agreement shall terminate upon: (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Securitized Loan to the Master Servicer or the Trust, and (b) the disposition of all REO Property acquired upon foreclosure of the last Securitized Loan and the remittance of all funds due hereunder or (ii) mutual consent of the Servicer and the Master Servicer in writing, provided such termination is also acceptable to the applicable Rating Agency or Rating Agencies and the NIMs Insurer. In addition, with the prior written consent of the Master Servicer and the NIMs Insurer, the Seller or its designee may terminate this Agreement with respect to all of the Securitized Loans, without cause, provided, that the Seller or its designee gives the Servicer 30 days' notice. Any such notice of termination shall be in writing and delivered to the Servicer, NIMs Insurer and the Master Servicer by registered mail to the address set forth in Section 9.03. The Seller or its designee and the Servicer shall comply with the termination procedures set forth in Section 9.01 hereof. All unreimbursed Servicing Fees, Servicing Advances and Monthly Advances still owing the Servicer shall be paid by the Seller or its designee or the successor servicer from its own funds within 5 Business Days of the date of such termination without right of reimbursement from the Trust. In connection with any termination pursuant to clause (ii) of the first sentence of this Section 8.02(a), all unreimbursed Servicing Fees, Servicing Advances and Monthly Advances still owing the Servicer shall be paid at the time of such termination by the Trust.

         Upon a termination of the Servicer for cause pursuant to Section 8.01, all unreimbursed Servicing Fees, Servicing Advances and Monthly Advances still owing the Servicer shall be paid by the Trust as such amounts are received from the related Securitized Loans. In connection with any termination pursuant to the second sentence of this Section 8.02(a), the Seller or its designee or the successor servicer will be responsible for reimbursing the Servicer for all unreimbursed out-of-pocket Servicing Advances, Monthly Advances and Servicing Fees and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing at the time of such transfer of servicing. Any invoices received by the Servicer after termination will be forwarded to the Seller or its designee, and the Seller or its designee or the successor servicer shall pay such invoices within five (5) Business Days upon receipt from the Servicer.

         (b) In the event that the Servicer decides to terminate its obligations under this Agreement as set forth in clause (ii) of Section 8.02(a), the Servicer agrees that it will continue to service the Securitized Loans beyond the prescribed termination date until such time as the Trustee, using reasonable commercial efforts, is able to appoint, with the consent of the NIMs Insurer, a successor servicer acceptable to the NIMs Insurer and the Master Servicer and otherwise meeting the characteristics of Sections 7.01 and 9.01.



                                     M-1-52

                                   ARTICLE IX.

                            MISCELLANEOUS PROVISIONS

         Section 9.01 Successor to the Servicer.

         Simultaneously with the termination of the Servicer's responsibilities and duties under this Agreement (a) pursuant to Sections 6.02, 7.03, 8.01 or 8.02(a)(ii), the Master Servicer shall (i) within 90 days of the Servicer's receipt of notice of such termination, succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement (except that the Master Servicer shall immediately assume all of the obligations of the Servicer to make Monthly Advances), or (ii) appoint a successor acceptable to the NIMs Insurer having the characteristics set forth in clauses
(i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement; or (b) as a result of termination of the Servicer without cause by the Seller pursuant to
Section 8.02 hereof, the Seller shall appoint a successor acceptable to the NIMs Insurer having the characteristics set forth in clauses (i) and (ii) of Section
7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. If the NIMs Insurer requests, the Master Servicer shall appoint a successor servicer as provided in the preceding sentence. Any successor to the Servicer shall be subject to the approval of the Master Servicer and the Trustee and, to the extent required by the Trust Agreement, shall be a member in good standing of the MERS system (if any of the Securitized Loans are MERS Eligible Securitized Loans, unless such Securitized Loans are withdrawn from MERS and Assignments of Mortgage are recorded in favor of the Trust at the expense of the successor servicer). The final approval of a successor servicer shall be conditioned upon the receipt by the Trustee, the Master Servicer, NIMs Insurer and the Seller of a letter from the applicable Rating Agency or Rating Agencies to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Seller, as applicable, may make such arrangements for the compensation of such successor out of payments on Securitized Loans as it and such successor shall agree, provided, however, that no such compensation shall be in excess of the Servicing Fee permitted under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor servicer shall be appointed pursuant to this Section 9.01, or until the Master Servicer succeeds to and assumes all of the Servicer's responsibilities, rights, duties and obligations pursuant to this Section 9.01, and shall in no event relieve the Servicer of the representations and warranties made pursuant to
Section 6.01 and the remedies available to the


                                     M-1-53

Trustee, the Trust, the Master Servicer, NIMs Insurer and the Seller under
Section 6.02 and 6.03, it being understood and agreed that the provisions of such Sections 6.01, 6.02 and 6.03 shall be applicable not only to such successor servicer but also to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement. Notwithstanding the foregoing, the Master Servicer, in its capacity as successor servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts.

         Within a reasonable period of time, but in no event longer than 30 days after the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement of the Mortgage Notes and related documents, and the preparation and recordation of Assignments of Mortgage. The Servicer shall cooperate with the Master Servicer or the Seller, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Securitized Loans.

         Any successor servicer appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer, the Master Servicer, NIMs Insurer and the Seller an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section
6.01 (including a representation that the successor servicer is a member of MERS, unless none of the Securitized Loans are MERS Securitized Loans or MERS Eligible Securitized Loans or any such Securitized Loans have been withdrawn from MERS and Assignments of Mortgage are recorded in favor of the Trust) and provide for the same remedies set forth in Section 6.02 and Section 6.03 herein
(ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor servicer shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.02, 7.03, 8.01 or 8.02 shall not affect any claims that the Seller, the Depositor, the Master Servicer, NIMs Insurer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation. In addition, in the event any successor servicer is appointed pursuant to Section 8.03 of this Agreement, such successor servicer must satisfy the conditions relating to the transfer of servicing set forth in the Trust Agreement.

         The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Securitized Loan documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and


                                     M-1-54
deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

         Upon a successor's acceptance of appointment as such, the Servicer shall notify the Trustee, the Master Servicer, NIMs Insurer, the Seller and the Depositor of such appointment in accordance with the procedures set forth in
Section 9.03.

         Section 9.02 Costs.

         The Seller shall pay any legal fees and expenses of its attorneys. Costs and expenses incurred in connection with the transfer of the servicing responsibilities pursuant to Section 9.01 or pursuant to any other provision of this Agreement, including fees for delivering Servicing Files, shall be paid by the Seller. Subject to Sections 2.03 and 3.01(a), the Seller shall pay the costs associated with the preparation, delivery and recording of Assignments of Mortgages.

         Section 9.03 Notices.

         All demands, notices, consents, reports, directions, instructions, statements and other communications hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile or mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other parties by like notice):

                  (i)      if to the Seller:
                           Home Star Mortgage Services, LLC
                           W. 115 Century Road
                           Paramus, New Jersey 07652
                           Attention: Frank Plenskofski
                           Facsimile: (201) 225-2878

                  (ii)     if to the Servicer:
                           Home Star Mortgage Services, LLC
                           W. 115 Century Road
                           Paramus, New Jersey 07652
                           Attention: Frank Plenskofski
                           Facsimile: (201) 225-2878

                  (iii)    if to the Master Servicer:
                           Wells Fargo Bank,
                           National Association
                           9062 Old Annapolis Road
                           Columbia, Maryland 21045
                           Attention:  Corporate Trust Services -- Home Star
                                       Master Servicing
                           Facsimile: (410) 884-2360


                                     M-1-55

                  (iv) if to the Trustee:
                       The address shown in the Transfer Notice

         Any such communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

         Section 9.04 Severability Clause.

         Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Securitized Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

         Section 9.05 No Personal Solicitation.

         From and after the related Closing Date, the Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on the Servicer's behalf, to personally, by telephone or mail, solicit the Mortgagor under any Securitized Loan for the purpose of refinancing such Securitized Loan; provided, that the Servicer may solicit any Mortgagor for whom the Servicer has received a request for verification of mortgage status, a request for demand for payoff, a mortgagor initiated written or verbal communication indicating a desire to prepay the related Securitized Loan, or the mortgagor initiates a title search, provided further, it is understood and agreed that promotions undertaken by the Servicer or any of its affiliates which (i) concern optional insurance products or other additional projects or (ii) are directed to mailing lists or customers of affiliated companies or the general public at large, including without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 9.05 nor is the Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor.

         Section 9.06 Counterparts.



                                     M-1-56

         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

         Section 9.07 Place of Delivery and Governing Law.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         Section 9.08 Further Agreements.

         The Seller and the Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

         Section 9.09 Intention of the Parties.

         It is the intention of the parties that the Seller is conveying, and the Servicer is receiving, only a contract for servicing the Securitized Loans. Accordingly, the parties hereby acknowledge that each Trust remains the sole and absolute owner of the related Securitized Loans and all rights (other than the servicing rights) related thereto.

         Section 9.10 Successors and Assigns; Assignment of Servicing Agreement.

         This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer, the Seller , each Trustee (with respect to related Securitized Loans), the NIMs Insurer and the Master Servicer and their respective successors and assigns. This Agreement shall not be assigned, pledged or hypothecated by the Servicer to a third party except in accordance with
Section 7.03 and shall not be assigned, pledged or hypothecated by the Seller except as and to the extent provided in Section 9.11.

         Section 9.11 Assignment by Seller.

         The Seller shall have the right, with the consent of the NIMs Insurer, upon notice to but without the consent of the Servicer, to assign, in whole or in part (but exclusive of such Seller's rights and obligations as owner of the servicing rights relating to Securitized Loans), its interest under this Agreement with respect to Securitized Loans which will be owned by the related Trust to the related Depositor, which in turn shall assign such rights to such Trust, and such Trust then shall succeed to all such rights of the Seller under this Agreement. All references to the Seller in


                                     M-1-57
this Agreement shall be deemed to include its assignee or designee and any subsequent assignee or designee, specifically including, with respect to each Securitized Loan, the related Trust and the related Trustee.

         Section 9.12 Amendment.

         This Agreement may be amended in writing from time to time by the parties, with the prior written consent of the Trustee and the NIMs Insurer; provided that the party requesting such amendment shall, at its own expense, provide the other parties and such Trustee and the NIMs Insurer with an Opinion of Counsel that (i)such amendment is permitted under the terms of this Agreement, (ii) the Servicer has complied with all applicable requirements of this Agreement, and (iii)) such amendment will not materially adversely affect the interest of any Trust or the related Certificateholders in the Securitized Loans.

         Any such amendment shall be deemed not to adversely affect in any material respect any of the interest of Certificateholders in the Securitized Loans if each related Trustee and the NIMs Insurer receives written confirmation from the applicable Rating Agency or Rating Agencies that such amendment will not cause such Rating Agency or Rating Agencies to reduce, qualify or withdraw the then current rating assigned to the related Certificates (and any Opinion of Counsel requested by a party in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

         Section 9.13 Waivers.

         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing, signed by the party against whom such waiver or modification is sought to be enforced.

         Section 9.14 Exhibits.

         The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

         Section 9.15 Intended Third Party Beneficiary.

         Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that each Trustee, each Trust and each NIMs Insurer receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions with respect to the related Securitized Loans. The Servicer shall have the same obligations to the related Trustee, the related Trust and the related NIMs Insurer as if it were a party to this Agreement, and each Trustee, Trust and NIMs Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement. The


                                     M-1-58

Servicer shall only take direction from the Master Servicer or NIMs Insurer (if direction by the Master Servicer or NIMs Insurer, as applicable, is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of a Trust, the related Trustee, the related NIMs Insurer and the Master Servicer hereunder (other than the right to indemnification) with respect to the related Securitized Loans shall terminate upon the termination of such Trust pursuant to the related Trust Agreement.

         Section 9.16 Confidentiality.

         The Trustee and the Master Servicer hereby agree to hold and treat all Confidential Information (as defined below) in confidence and in accordance with this Section 9.16. Such Confidential Information will not, without the prior written consent of the Servicer, be disclosed or used by any Trustee or the Master Servicer or by its subsidiaries, affiliates, directors, officers, employees, agents or controlling persons (collectively, the "Information Recipients") other than for the purposes of this Agreement or for the purposes specified in the related Trust Agreement. Disclosure that is not in violation of the Right to Financial Privacy Act of 1978, as amended, the Gramm-Leach-Bliley Act of 1999 (the "G-L-B Act") or other applicable law by the Trustee or the Master Servicer of any Confidential Information at the request of its outside auditors or governmental regulatory authorities in connection with an examination of any Trustee or the Master Servicer by any such authority or for the purposes specified in any Trust Agreement or this Agreement shall not constitute a breach of its obligations under this Section 9.19, and shall not require the prior consent of the Servicer.

         As used herein, "Confidential Information" means non-public personal information (as defined in the G-L-B Act and its enabling regulations issued by the Federal Trade Commission) regarding borrowers. Confidential Information shall not include information which (i) is or becomes generally available to the public other than as a result of disclosure by a Trustee or the Master Servicer or any of its Information Recipients; (ii) was available to the related Trustee or the Master Servicer on a non-confidential basis from a person or entity other than the Servicer prior to its disclosure by the Servicer to such Trustee; (iii) is required to be disclosed by a governmental authority or related governmental agencies or as otherwise required by law; (iv) becomes available to the related Trustee or the Master Servicer on a non-confidential basis from a person or entity other than the Servicer who, to the best knowledge of the related Trustee or the Master Servicer, is not otherwise bound by a confidentiality agreement with the Servicer, and is not otherwise prohibited from transmitting the information to such Trustee or the Master Servicer, or (v) is released pursuant to the Trust Agreement or this Agreement.

         Section 9.17 General Interpretive Principles.

         For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:



                                     M-1-59

         (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

         (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

         (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

         (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

         (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

         (f) the term "include" or "including" shall mean by reason of enumeration; and

         (g) this Agreement shall be construed as a separate agreement with respect to the Securitized Loans held by each Trust, and references to the rights of the Master Servicer, Trustee or any NIMs Insurer shall apply separately with respect to each Trust.

         Section 9.18 Reproduction of Documents.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be as admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.




                                     M-1-60

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                      HOME STAR MORTGAGE SERVICES, LLC,
                                      as Seller

                                      By:
                                         ------------------------------
                                      Name:
                                      Title:


                                      HOME STAR MORTGAGE SERVICES, LLC,
                                      as Servicer

                                      By:
                                         ------------------------------
                                      Name:
                                      Title:


                                      WELLS FARGO BANK, NATIONAL
                                      ASSOCIATION,
                                      as Master Servicer

                                      By:
                                         ------------------------------
                                      Name:
                                      Title:





                                     M-1-61

                                    EXHIBIT A

                             FORM OF TRANSFER NOTICE

                                     [Date]

Home Star Mortgage Services, LLC, as Servicer
W. 115 Century Road
Paramus, New Jersey  07652

Cenlar FSB, as Sub-Servicer
P.O. Box 77400
425 Phillips Boulevard
Trenton, New Jersey 08628

You are hereby notified that as of [date] (the "Effective Date"), the undersigned has transferred the Securitized Loans listed on the attached schedule (the "Securitized Loans") to Homestar Mortgage Securities Trust 200_ - __ (the "Trust"). The attached schedule also contains a field which sets forth the Servicing Fee Rate(s) and the Prepayment Charge Schedule. You agree to service such Securitized Loans as Securitized Loans under that certain Servicing Agreement dated as of March 5, 2004 (the "Servicing Agreement"), by and among Home Star Mortgage Services, LLC ("Home Star"), as servicer (the "Servicer"), Home Star, as seller (the "Seller") and Wells Fargo Bank, National Association, as master servicer (the "Master Servicer"), and that certain Sub-Servicing Acknowledgment Agreement dated of even date therewith (the "Sub-Servicing Agreement"), by and between the Servicer and Cenlar FSB (the "Sub-Servicer"). In addition, you shall recognize the Trust or the Master Servicer or ____________________ (the "Trustee"), acting as agents for the Trust, as having the same rights as Home Star as Seller under the Servicng Agreement with respect to such transferred Securitized Loans. The address for notice for the Trustee for these Securitized Loans is __________________________________.

                                        HOME STAR MORTGAGE SERVICES, LLC, as
                                        Seller

                                        By:
                                           ---------------------------------

Acknowledged by:

HOME STAR MORTGAGE SERVICES, LLC, as Servicer

By:
Name:
Title:

CENLAR FSB, as Sub-Servicer


                                     M-1-62

By:
Name:
Title:



                                     M-1-63

                                    EXHIBIT B

                       CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                     _______ __, 20__
To:      ___________________________
         ___________________________
         ___________________________
         (the "Depository")

         As Servicer under the Servicing Agreement, dated as of March 5, 2004, by and among Home Star Mortgage Services, LLC ("Home Star"), as servicer (the "Servicer"), Home Star, as seller (the "Seller") and Wells Fargo Bank, National Association, as master servicer (the "Master Servicer") (the "Agreement"), we hereby authorize and request you to establish an account as the Custodial Account pursuant to Section 3.03 of the Agreement, to be designated as "Home Star Mortgage Services, LLC, as Servicer for Wells Fargo Bank, National Association, as Master Servicer, and in trust for one or more Homestar Mortgage Securities Trusts." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                  HOME STAR MORTGAGE SERVICES, LLC, as Servicer

                                  By:
                                  Name:
                                  Title:

         The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

                                   ___________________________
                                   Depository

                                   By:
                                   Name:
                                   Title:
                                   Date:




                                     M-1-64

                                    EXHIBIT C

                         ESCROW ACCOUNT LETTER AGREEMENT

                                                     _______ __, 20__
To:      ___________________________
         ___________________________
         ___________________________
         (the "Depository")

         As Servicer under the Servicing Agreement, dated as of March 5, 2004, by and among Home Star Mortgage Services, LLC ("Home Star"), as servicer (the "Servicer"), Home Star, as seller (the "Seller") and Wells Fargo Bank, National Association, as master servicer (the "Master Servicer") (the "Agreement"), we hereby authorize and request you to establish an account as the Escrow Account pursuant to Section 3.05 of the Agreement, to be designated as "Home Star Mortgage Services, LLC, as Servicer for Wells Fargo Bank, National Association, as Master Servicer, and in trust for one or more Homestar Mortgage Securities Trusts." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.

                               HOME STAR MORTGAGE SERVICES, LLC, as Servicer

                               By:
                               Name:
                               Title:

         The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

                               ______________________________
                               Depository

                               By:
                               Name:
                               Title:
                               Date:



                                     M-1-65

                                    EXHIBIT D

                        MONTHLY SERVICER REPORTING FORMAT


The format should be:
1. Record length of 240
2. ASCII
3. All dates should have DD of "01".

                                                                                      COBOL
#        M/O      Field Name                            Position         Length       "Picture"         Justify
1.       O        Master Servicer No.                   001-002          2
2.       O        Unit Code                             003-004          2
3.       M        Loan Number                           005-014          10           X(10)
4.       O        Borrower Name                         015-034          20           X(20)
5.       O        Old Payment Amount                    035-045          11           S(9)V9(02)
6.       O        Old Loan Rate                         046-051          6            9(2)V9(04)
7.       O        Servicer Fee Rate                     052-057          6            9(2)V9(04)
8.       M        Servicer Ending Balance               058-068          11           S9(9)V9(02)
9.       M        Servicer Next Due Date                069-076          8            CCYYMMDD
10.      O        Curtail Amt 1 - Before                077-087          11           S9(9)V9(02)
11.      O        Curtail Date 1                        088-095          8            CCYYMMDD
12.      O        Curtail Amt 1 - After                 096-106          11           S9(9)V9(02)
13       O        Curtail Amt 2 - Before                107-117          11           S9(9)V9(02)
14.      O        Curtail Date                          118-125          8            CCYYMMDD
15.      O        Curtail Amt 2 - After                 126-136          11           9(9)V9(02)
16.      O        Curtail Amt 3 - Before                137-147          11           9(9)V9(02)
17.      O        Curtail Date                          148-155          8            CCYYMMDD
18       O        Curtail Amt 3 - After                 156-166          11           9(9)V9(02)
19       O        New Payment Amount                    167-177          11           9(9)V9(02)
20.      O        New Loan Rate                         178-183          6            (2)V9(04)
21.      O        Index Rate                            184-189          6            (2)V9(04)
22.      O        Remaining Term                        190-192          3            (3)
23.      O        Liquidation Amount                    193-203          11           9(9)V9(02)
24.      O        Action Code                           204-205          2            (02)
25.      O        Scheduled Principal                   206-216          11           9(9)V9(02)
26.      O        Scheduled Interest                    217-227          11           9(9)V9(02)
27.      O        Scheduled Ending Balance              228-238          11           9(9)V9(02)
28.      O        FILLER                                239-240          2            (02)
Trailer Record
1.       O        Number of Records                     001-006          6            9(06)
2.       O        FILLER                                007-240          234          X(234)


                                     M-1-66

Field Names and Descriptions:


Field Name                              Description
Master Servicer No.                     Hard code as "01" used internally

Unit Code                               Hard code as "  " used internally

Loan Number                             Investor's loan number

Borrower Name                           Last name of borrower

Old Payment Amount                      P&I amount used for the applied payment

Old Loan Rate                           Gross interest rate used for the applied payment

Servicer Fee Rate                       Servicer's fee rate

Servicer Ending Balance                 Ending actual balance after a payment has been applied

Servicer Next Due Date                  Borrower's next due date for a payment

Curtailment Amount 1 - Before           Amount of curtailment applied before the payment

Curtailment Date 1                      Date of curtailment should coincide with the payment date
                                        applicable to the curtailment

Curtailment Amount 1 - After            Amount of curtailment applied after the payment

Curtailment Amount 2 - Before           Amount of curtailment applied before the payment

Curtailment Date 2                      Date of curtailment should coincide with the payment date
                                        applicable to the curtailment

Curtailment Amount 2 - After            Amount of curtailment applied after the payment

Curtailment Amount 3 - Before           Amount of curtailment applied before the payment

Curtailment Date 3                      Date of curtailment should coincide with the payment date
                                        applicable to the curtailment

Curtailment Amount 3 - After            Amount of curtailment applied after the payment


                                                      M-1-67




New Payment Amount                      For ARM, Equal, or Buydown loans, when a payment change
                                        occurs, this is the scheduled payment

New Loan Rate                           For ARM loans, when the gross interest rate change occurs, this is the scheduled rate

Index Rate                              For ARM loans, the index rate used in calculating the new
                                        gross interest rate

Remaining Term                          For ARM loans, the number of months left on the loan used  to determine the new P&I amount

Liquidation Amount                      The payoff amount of the loan

Action Code                             For delinquent loans:
                                        12 -- Relief Provisions
                                        15 -- Bankruptcy/Litigation
                                        20 -- Referred for Deed-in-lieu, short
                                        sale 30 -- Referred to attorney to begin
                                        foreclosure 60 -- Loan Paid in full 70
                                        -- Real Estate Owned

Scheduled Principal                     Amount of principal from borrower payment due to
                                        bondholder

Scheduled Interest                      Amount of interest from borrower payment due to bondholder

Scheduled Ending Balance                Ending scheduled balance of loan

FILLER                                  Should be filled with spaces




                                     M-1-68

                                    EXHIBIT E

               Wells Fargo Bank Master Servicing Default Reporting
                             DATA FIELD REQUIREMENTS

Data must be submitted to Wells Fargo Bank in an Excel spreadsheet format with fixed field names and data type. The Excel spreadsheet should be used as a template consistently every month when submitting data.

Table: Delinquency

Name                                           Type                                     Character Size
Servicer Loan #                                Number (Double)                          10
Investor Loan #                                Number (Double)                          10
Servicer Investor #                            Text                                     3
Borrower Name                                  Text                                     20
Address                                        Text                                     30
State                                          Text                                     2
Zip                                            Text                                     10
Due Date                                       Date/Time                                8
Wells Fargo Action Code                        Text                                     2
FC Approval Date                               Date/Time                                8
File Referred to Attorney                      Date/Time                                8
NOD                                            Date/Time                                8
Complaint Filed                                Date/Time                                8
Sale Published                                 Date/Time                                8
Target Sale Date                               Date/Time                                8
Actual Sale Date                               Date/Time                                8
Loss Mit Approval Date                         Date/Time                                8
Loss Mit Type                                  Text                                     5
Loss Mit Code                                  Number                                   2
Loss Mit Estimated Completion Date             Date/Time                                8
Loss Mit Actual Completion Date                Date/Time                                8
Loss Mit Broken Plan Date                      Date/Time                                8
BK Chapter                                     Text                                     6
BK Filed Date                                  Date/Time                                8
Post Petition Due                              Date/Time                                8
Motion for Relief                              Date/Time                                8
Lift of Stay                                   Date/Time                                8
Reason For Delinquency                         Text                                     10
Occupant Code                                  Text                                     10
Eviction Start Date                            Date/Time                                8
Eviction Completed Date                        Date/Time                                8


                                     M-1-69




List Price                                     Currency                                 8
List Date                                      Date/Time                                8
Accepted Offer Price                           Currency                                 8
Accepted Offer Date                            Date/Time                                8
Estimated REO Effective Date                   Date/Time                                8
Actual REO Sale Date                           Date/Time                                8
Servicer Comments                              Text                                     200
Modification Exp. Date                         Date/Time                                8
Fannie Mae Del. Status Code                    Text                                     2
Fannie Mae Del. Reason Code                    Text                                     2
BK Discharge/Dismissal Date                    Date/Time                                8
Property Damage Date                           Date/Time                                8
Property Repair Amount                         Currency                                 8
BK Hearing Date                                Date/Time                                8
POC Date                                       Date/Time                                8
POC Amount                                     Currency                                 8
BK Case Number                                 Text                                     30 Maximum
F/C Sale Amount                                Currency                                 8
Redemption Exp. Date                           Date/Time                                8
Property Value Date                            Date/Time                                8
Current Property Value                         Currency                                 8
Repaired Property Value                        Currency                                 8
BPO Y/N                                        Text                                     1
Current LTV                                    Currency                                 8
Property Condition Code                        Text                                     2
Property Inspection Date                       Date/Time                                8
MI Cancellation Date                           Date/Time                                8
MI Claim Filed Date                            Date/Time                                8
MI Claim Amount                                Currency                                 8
MI Claim Reject Date                           Date/Time                                8
MI Claim Resubmit Date                         Date/Time                                8
MI Claim Paid Date                             Date/Time                                8
MI Claim Amount Paid                           Currency                                 8
Pool Claim Filed Date                          Date/Time                                8
Pool Claim Amount                              Currency                                 8
Pool Claim Reject Date                         Date/Time                                8
Pool Claim Paid Date                           Date/Time                                8
Pool Claim Amount Paid                         Currency                                 8
Pool Claim Resubmit Date                       Date/Time                                8
FHA Part A Claim Filed Date                    Date/Time                                8
FHA Part A Claim Amount                        Currency                                 8
FHA Part A Claim Paid Date                     Date/Time                                8
FHA Part A Claim Paid Amount                   Currency                                 8


                                     M-1-70




FHA Part B Claim Filed Date                    Date/Time                                8
FHA Part B Claim Amount                        Currency                                 8
FHA Part B Paid Date                           Date/Time                                8
FHA Part B Claim Paid Amount                   Currency                                 8
V A Claim Filed Date                           Date/Time                                8
V A Claim Paid Date                            Date/Time                                8
V A Claim Paid Amount                          Currency                                 8

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

12-Relief Provisions (i.e. Sailors & Soldiers Relief Act)
15-Bankruptcy/Litigation 20-Loss Mitigation-Workout 30-Referred for Foreclosure 60-Payoff 65-Repurchase 70-REO-Held for Sale 71- Third Party Sale/Condemnation 72-REO-Pending Conveyance-Pool Insurance claim filed

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

Action Code 12- To report a Securitized Loan for which the Borrower has been granted relief for curing a delinquency.

Action Code 15 - To report a borrower filing bankruptcy and for all active bankruptcies.

Action Code 20 - To report that the Borrower has agreed to some form of loss mitigation/workout. Examples of these include Short Sale, Deed-in-Lieu of Foreclosure, Formal Forbearance Agreements, Modifications, etc.

Action Code 30 - To report a loan that has been referred to attorney for foreclosure.

Action Code 60 - To report that a Securitized Loan has been paid in full either at, or prior to, maturity.

Action Code 65- To report that the Servicer is repurchasing the Securitized
Loan.


                                     M-1-71

Action Code 70 -To report that a Securitized Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Securitized Loan, has acquired the property and may dispose of it.

Action Code 71 -To report that a Securitized Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred.

Action Code 72 -To report that a Securitized Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. Also to be used for completed HUDNA foreclosures where the property is pending conveyance to HUDNA.

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:
*******
o                 ASU M - Approved Assumption
o                 BAP - Borrower Assistance Program
o                 CO - Charge Off
o                 DIL - Deed-in-Lieu
o                 FFA - Formal Forbearance Agreement
o                 MOD - Loan Modification
o                 PRE - Pre-Sale
o                 SS - Short Sale
o                 MISC- Anything else approved by the PMI or Pool Insurer

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property. The acceptable codes are:

o                  Mortgagor
o                  Tenant
o                  Unknown
o                  Vacant




                                     M-1-72

The RFD field should show the Reason for Default. The acceptable codes are below, or we can accept Fannie Mae Delinquency Reason Codes.

Delinquency Code                                     Delinquency Description
AB                                                   Abandonment of property
AA                                                   Arm Adjustment Problem
BK                                                   Bankruptcy
06                                                   Borrower Complaint
BOC                                                  Borrower Out of Country
BU                                                   Business Failure
CL                                                   Casualty Loss
JC                                                   Change in Job
CD                                                   Chronic Delinquent
CSP                                                  Chronic Slow Pay
CI                                                   Commission Income
DIF                                                  Death in Family
08                                                   Deceased
00                                                   Defective Loan
DT                                                   Delinquent Property Tax
FIRE                                                 Disability
DS                                                   Disregard
Dl                                                   Divorce
DD                                                   Domestic Difficulties
EA                                                   Earthquake
ENV                                                  Environmental
ECO                                                  Excessive Credit Obligation
FA                                                   Family Death
FE                                                   Family Emergency
FI                                                   Family Illness
FD                                                   Financial Difficulty
05                                                   Foreclosure or Borrower
                                                     moved or skipped
FFP                                                  Formal Forbearance Plan
FR                                                   Fraud
G                                                    Garnishment
HU                                                   Hurricane
IT                                                   Illegal Transfer
B1                                                   Illness of Borrower
IP                                                   Inability to Sell Property
IC                                                   Incarcerated
IN                                                   Income Reduction
LIT                                                  Involved in Litigation
IRS                                                  IRS Lien
JD                                                   Judgment


                                     M-1-73

LB                                                   Language Barrier
LM                                                   Legal Matter
LS                                                   Legal Separation
MA                                                   Marital Difficulties
ME                                                   Medical
03                                                   Medical/Illness in Family
MD                                                   Mortgagor Death
ND                                                   Natural Disaster
NC                                                   No Contact with borrower
NSF                                                  Non Sufficient Funds
09                                                   Other
01                                                   Over Obligated
OV                                                   Overextended
PAD                                                  Payment Dispute
PP                                                   Payment Plan Established
POP                                                  Payoff Pending
PE                                                   Pending Sale
PS                                                   Previous Servicer Problem
PB                                                   Promise to Pay Broken
PR                                                   Property Damage
PD                                                   Property Devaluation
REFI                                                 Refinance Pending
RELO                                                 Relocation (Job Related)
JRP                                                  Relocation (Personal)l
RE                                                   Rental
10                                                   REO
SI                                                   Seasonal Income
SE                                                   Self Employed
SP                                                   Servicing Problems
SR                                                   Slow Receivables
02                                                   Unemployed/Reduced Income
UE                                                   Unemployment
UK                                                   Unknown
UTP                                                  Unwilling to Pay




                                     M-1-74

                                    EXHIBIT F

WELLS FARGO BANK, N.A.
Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Securitized Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Securitized Loan's removal from the Securitized Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Securitized Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Securitized Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Securitized Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.       The actual Unpaid Principal Balance of the Securitized Loan.
2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.
3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.
8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Securitized Loan as calculated on a monthly basis.
10.      The total of lines 1 through 9.


                                     M-1-75

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Securitized Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.
18.      The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19. The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( )




                                     M-1-76

WELLS FARGO BANK, N.A.
CALCULATION OF REALIZED LOSS

WELLS FARGO BANK, N.A. Trust:  ___________________________
Prepared by:  __________________                        Date:  _______________
Phone:  ______________________

Servicer Loan No.                    Servicer Name              Servicer Address

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower's Name:________________________________________________________
Property
Address:________________________________________________________________
Liquidation and Acquisition Expenses:
Actual Unpaid Principal Balance of Securitized Loan      $ _______________(1)
Interest accrued at Net Rate                              ________________(2)
Attorney's Fees                                           ________________(3)
Taxes                                                     ________________(4)
Property Maintenance                                      ________________(5)
MI/Hazard Insurance Premiums                              ________________(6)
Hazard Loss Expenses                                      ________________(7)
Accrued Servicing Fees                                    ________________(8)
Other (itemize)                                           ________________(9)
_________________________________________                $ _________________
_________________________________________                 __________________
_________________________________________                 __________________
_________________________________________                 __________________
Total Expenses                                           $ ______________(10)
Credits:
Escrow Balance                                           $ ______________(11)
HIP Refund                                               ________________(12)
Rental Receipts                                          ________________(13)
Hazard Loss Proceeds                                     ________________(14)
Primary Mortgage Insurance Proceeds                      ________________(15)
Proceeds from Sale of Acquired Property                  ________________(16)
Other (itemize)                                          ________________(17)
_________________________________________                ___________________
_________________________________________                ___________________
Total Credits                                            $________________(18)
Total Realized Loss (or Amount of Gain)                  $________________(19)




                                     M-1-77

                                   EXHIBIT M-2

                     SERVICING AGREEMENT FOR SUBPRIME LOANS

THIS IS A SERVICING AGREEMENT, dated as of March 5, 2004 (the "Agreement"), and is executed between Homestar Mortgage Acceptance Corp. (the "Owner") and Home Star Mortgage Services LLC (the "Servicer").

                              W I T N E S S E T H:

         WHEREAS, the Owner and the Servicer desire that, from and after the Effective Date, the Mortgage Loans which are subject to this Agreement will be serviced by the Servicer on behalf of the Owner in accordance with the terms and provisions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Owner and the Servicer agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.01. Defined Terms.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Accepted Servicing Practices: With respect to any Mortgage Loan, all applicable federal, state and local laws and regulations and the standards employed by the Servicer in servicing similar mortgage loans for its own account, giving due consideration to those mortgage servicing practices and procedures (including collection practices and procedures) of mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, giving due consideration to customary and usual standards of practice of mortgage lenders and loan servicers administering similar mortgage loans.

         Adjustment Date: As to each ARM Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

         Agreement: This Servicing Agreement including all exhibits hereto, amendments hereof and supplements hereto.

         Ancillary Income: All income derived from the Mortgage Loans (other than the (i) Servicing Fee or (ii) prepayment charges attributable to the Mortgage Loans), including but not


                                      M-2-1
limited to late charges, any interest paid on funds deposited in the Custodial Account and Escrow Account (other than interest on escrowed funds required by law to be paid to the Mortgagor), fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.

         ARM Loan: A first lien, conventional, 1-4 family residential Mortgage Loan with an interest rate which adjusts from time to time in accordance with the related Index and is subject to a Periodic Rate Cap and a Lifetime Rate Cap and which may permit conversion to a fixed interest rate.

         Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a legal holiday in the State of New York or the jurisdiction in which the Servicer conducts its servicing activities, or (iii) a day on which banking and savings and loan institutions in the State of New York or the jurisdiction in which the Servicer conducts its servicing activities are authorized or obligated by law or executive order to be closed.

         Code: The Internal Revenue Code of 1986, as it may be amended from time to time, or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

         Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

         Custodial Account: The separate demand account or accounts created and maintained pursuant to Section 4.04 which shall be entitled "HMAC 2004-1 Custodial Account in trust for [Owner], Owner of Whole Loan Mortgages" and shall be established at a Qualified Depository.

         Custodial Agreement: The Custodial Agreement dated as of March 1, 2004 among HSBC Bank (USA), the Owner and Wells Fargo Bank, N.A., providing for the custody of Mortgage Loan Documents.

         Custodian: Wells Fargo Bank, N.A, or such other Custodian as the Owner shall designate.

         Determination Date: The 15th day of any month, or if such 15th day is not a Business Day, the first Business Day immediately preceding such 15th day.

         Due Date: With respect to any Mortgage Loan, each day on which payments of principal and interest are required to be paid in accordance with the terms of the related Mortgage Note, exclusive of any days of grace.


                                      M-2-2

         Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

         Effective Date:  March 5, 2004.

         Escrow Account: The separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled "HMAC 2004-1 Escrow Account, in trust for [Owner], Owner of Whole Loan Mortgages and various Mortgagors" and shall be established at a Qualified Depository.

         Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related Mortgage Loan Document.

         Escrow Mortgage Loan: The Mortgage Loans for which the Servicer has established an Escrow Account for items constituting Escrow Payments.

         Event of Default: Any one of the conditions or circumstances enumerated in Section 9.01.

         Fannie Mae:  Fannie Mae, or any successor thereto.

         Fannie Mae Guide: The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

         Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to Section 4.12.

         Freddie Mac: The Federal Home Loan Mortgage Corporation, or any successor thereto.

         Freddie Mac Guide: The Freddie Mac Selling Guide and the Freddie Mac Servicing Guide and all amendments or additions thereto.

         Full Principal Prepayment: A Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

         GAAP: Generally accepted accounting principles and procedures, consistently applied.

         HUD: The United States Department of Housing and Urban Development or any successor thereto.



                                      M-2-3

         Index: With respect to each ARM Loan, the index, as specified in the related Mortgage Note, used to determine the Mortgage Interest Rate on each Adjustment Date on such ARM Loan.

         Index Rate: With respect to each ARM Loan, on each Adjustment Date, the rate per annum equal to the Index, calculated as provided in the related Mortgage Note.

         Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

         Lifetime Rate Cap: With respect to each ARM Loan, the maximum Mortgage Interest Rate over the term of such Mortgage Loan, as specified in the related Mortgage Note.

         Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property pursuant to Section 4.13.

         Margin: With respect to each ARM Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the Index in order to determine the related Mortgage Interest Rate.

         MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

         MERS Mortgage Loan: Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as nominee for the holder from time to time of the related Mortgage Note.

         Monthly Advance: The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Servicer pursuant to Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month.

         Monthly Payment: With respect to each Mortgage Loan, the scheduled monthly payment of principal and interest thereon which is payable by the related Mortgagor under the related Mortgage Note.

         Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a lien on real property securing the Mortgage Note.

         Mortgage Interest Rate: The annual rate at which interest accrues on any Mortgage Loan in accordance with the provisions of the related Mortgage Note, and in the case of an ARM Loan,


                                      M-2-4
as adjusted from time to time on each Adjustment Date for such Mortgage Loan to equal the Index Rate for such Mortgage Loan plus the Margin for such Mortgage Loan, and subject to the limitations on such interest rate imposed by the Periodic Rate Cap and the Lifetime Rate Cap.

         Mortgage Loan: An individual Mortgage Loan described herein and as further identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage Loan Documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

         Mortgage Loan Documents: With respect to each Mortgage Loan, the original mortgage loan legal documents held by the Owner or by a Custodian on the Owner's behalf.

         Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the related Mortgage Interest Rate minus the Servicing Fee Rate.

         Mortgage Loan Schedule: The schedule of Mortgage Loans attached hereto as Exhibit A.

         Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

         Mortgaged Property: The underlying real property securing repayment of the debt evidenced by a Mortgage Note.

         Mortgagor:  The obligor on a Mortgage Note.

         Non-Escrow Mortgage Loan: Any Mortgage Loan which is not an Escrow Mortgage Loan.

         Nonrecoverable Advance: Any Monthly Advance previously made by the Servicer pursuant to Section 5.03 or any Servicing Advance which, in the good faith judgment of the Servicer, will not be ultimately recoverable by the Servicer from Liquidation Proceeds or other proceeds of the related Mortgage Loan. The determination by the Servicer that is has made a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Owner and the NIMs Insurer and detailing the reasons for such determination.

         Officers' Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President or an Assistant Vice President or by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Owner as required by this Agreement.



                                      M-2-5

         Opinion of Counsel: A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the other party.

         Owner: Homestar Mortgage Acceptance Corp., its successors in interest and assigns.

         Partial Principal Prepayment: A Principal Prepayment by a Mortgagor in part but not in full of the outstanding principal balance of a Mortgage Loan.

         Periodic Rate Cap: With respect to each ARM Loan, the maximum number of percentage points by which the Mortgage Interest Rate may increase or decrease on any Adjustment Date.

         Permitted Investments: Any one or more of the following obligations or securities:

         (i) direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

         (ii) (a) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in one of the two highest rating categories by each Rating Agency and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

         (iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

         (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating categories by each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Permitted Investments to exceed 10% of the aggregate outstanding principal balances and amounts of all the Permitted Investments;



                                      M-2-6

         (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) which are rated in the highest rating categories by each Rating Agency at the time of such investment;

         (vi) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency and the NIMs Insurer; and

         (vii) any money market funds the collateral of which consists of obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (which may include repurchase obligations secured by collateral described in clause (i)) and which money market funds are rated in one of the two highest rating categories by each Rating Agency;

provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par; and provided further that any such instrument or security must be payable on demand or on a specified date not later than the Remittance Date on which amounts held therein are required to be distributed.

         Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof.

         Prepayment Interest Shortfall: With respect to any Mortgage Loan that was subject to a Full Principal Prepayment or Partial Principal Prepayment during any Due Period, which Full Principal Prepayment or Partial Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (adjusted to the applicable Mortgage Loan Remittance Rate) that would have accrued on the amount of such Full Principal Prepayment or Partial Principal Prepayment during the period commencing on the date as of which such Full Principal Prepayment or Partial Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

         Primary Mortgage Insurance Policy: Each primary policy of mortgage insurance, or any replacement policy therefor obtained by the Servicer pursuant to Section 4.08.

         Prime Rate: The prime rate of U.S. money center banks as published from time to time in The Wall Street Journal.



                                      M-2-7

         Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan, full or partial, which is received in advance of its scheduled Due Date, including any prepayment charge or premium thereon, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Qualified Depository: A deposit account or accounts maintained with a federal or state chartered depository institution the deposits in which are insured by the FDIC to the applicable limits and the short-term unsecured debt obligations of which (or, in the case of a depository institution that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-2 by Standard & Poor's Ratings Services or Prime-1 by Moody's Investors Service, Inc. (or a comparable rating if another rating agency is specified by the Owner by written notice to the Servicer) at the time any deposits are held on deposit therein.

         Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided.

         Rating Agency: Standard & Poor's Ratings Service, a division of The McGraw Hill Companies Inc., Moody's Investors Service, Inc. or Fitch, Inc.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC Provisions: The provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

         Remittance Date: The 18th day of any month, or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day. The first Remittance Date shall occur on April 16, 2004.

         REO Disposition: The final sale by the Servicer of any REO Property.

         REO Disposition Proceeds: Amounts received by the Servicer in connection with a related REO Disposition.

         REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Owner as described in Section 4.13.

         Servicer: Home Star Mortgage Services LLC, or any of its successors in interest or any successor under this Agreement appointed as herein provided.


                                      M-2-8

         Servicing Advances: All customary, reasonable and necessary "out-of-pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations relating to each Mortgage Loan, including the cost of (a) the inspection, preservation, restoration and protection of the Mortgaged Property,
(b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Servicer specifies the Mortgage Loan(s) to which such expenses relate), (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in full or partial satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage and
(e) compliance with the obligations under Section 4.08.

         Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Owner shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the applicable Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Owner to pay the Servicing Fee is limited to, and the Servicing Fee is payable from the interest portion of such Monthly Payments, Liquidation Proceeds, Insurance Proceeds, REO Disposition Proceeds and Condemnation Proceeds collected by the Servicer or as otherwise provided under Section 4.05.

         Servicing Fee Rate:  0.50%.

         Servicing File: The documents, records and other items pertaining to a particular Mortgage Loan, and any additional documents relating to such Mortgage Loan as are in, or as may from time to time come into, the Servicer's possession.

         Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

         Trust Agreement: Any trust agreement, pooling and servicing agreement, indenture or comparable documents by and among some or all of the Owner, the Master Servicer and a Trustee (and which may include other parties) creating a trust and/or otherwise effectuating a pass-through transfer.

         Any capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the related Trust Agreement.


                                      M-2-9

                                   ARTICLE II
        SERVICING OF MORTGAGE LOANS; POSSESSION OF SERVICING FILES; BOOKS
                AND RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS

         Section 2.01  Servicing of Mortgage Loans.

         The Servicer does hereby agree to service the Mortgage Loans, from and after the Effective Date, pursuant to the terms of this Agreement. The Mortgage Loans subject to this Agreement are described in the Mortgage Loan Schedule attached hereto.

         Section 2.02  Maintenance of Servicing Files.

         The Servicer shall maintain a Servicing File consisting of all documents necessary to service the Mortgage Loans. The possession of each Servicing File by the Servicer is for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only. The Servicer acknowledges that the ownership of each Mortgage Loan is vested in the Owner. All rights arising out of the Mortgage Loans including all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Servicer shall be received and held by the Servicer for the sole purpose of servicing the Mortgage Loans and such retention and possession by the Servicer is in a custodial capacity only in trust for the exclusive benefit of the Owner as the owner of the related Mortgage Loans. Any portion of the related Servicing Files retained by the Servicer shall be appropriately identified in the Servicer's computer system to reflect clearly the ownership of the related Mortgage Loans by the Owner. The Servicer shall release its custody of the contents of the related Servicing Files only in accordance with written instructions of the Owner, except when such release is required as incidental to the Servicer's servicing of the Mortgage Loans, such written instructions shall not be required.

         Section 2.03  Books and Records.

         The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Servicer's computer system to clearly reflect the ownership of the Mortgage Loan by the Owner. In particular, the Servicer shall maintain in its possession, available for inspection by the Owner, or its designee and shall deliver to the Owner upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae and Freddie Mac, as applicable, including documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the


                                     M-2-10
form of microfilm or microfiche or such other reliable means of recreating original documents, including optical imagery techniques . The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Owner or its designee, upon reasonable prior notice, the related Servicing File (or copies thereof) during the time the Owner retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

         Section 2.04  Transfer of Mortgage Loans.

         No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or any Mortgage Loan unless a notice of the transfer of such Mortgage Loan has been delivered to the Servicer in accordance with this Section
2.04. The Owner may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans in accordance with Section 11.10; provided, however, that the transferee will not be deemed to be an Owner hereunder binding upon the Servicer unless such transferee shall agree in writing to be bound by the terms of this Agreement and an assignment and assumption of this Agreement reasonably acceptable to the Servicer. The Owner also shall advise the Servicer in writing of the transfer. Upon receipt of notice of the permitted transfer, the Servicer shall mark its books and records to reflect such assignee's ownership of the related Mortgage Loans, and the previous Owner shall be deemed released from its obligations hereunder with respect to such Mortgage Loans from and after the date of such sale or transfer without the necessity of any action on the part of the Servicer. If the Servicer receives notification of a transfer, including a final loan schedule, less than five (5) Business Days before the last Business Day of the month, the Servicer's duties to remit and report as required by Section 5 shall begin with the next Due Period.

         Section 2.05  Delivery of Mortgage Loan Documents.

         The Servicer shall forward to the Custodian on behalf of the Owner original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or
6.01 promptly after their execution; provided, however, that the Servicer shall provide the Custodian on behalf of the Owner with a certified true copy of any such document submitted for recordation promptly after its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original promptly after receipt thereof, but in no event later than 240 days after its execution, provided, however, that if delivery is not completed within 240 days solely due to delays in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office, the Servicer shall continue to use its best efforts to obtain such documents and effect delivery as soon as possible after its receipt thereof.



                                     M-2-11

         From time to time the Servicer may have a need for Mortgage Loan Documents to be released by the Custodian. If the Servicer shall require any of the Mortgage Loan Documents, the Servicer shall notify the Custodian in writing of such request in the form of the request for release attached hereto as Exhibit D. During the time that any such documentation is held by the Servicer, such possession is in trust for the benefit of the Owner, and the Servicer shall return such documentation to the Custodian upon the request of the Owner or when the Servicer's need therefore no longer exists.

         Section 2.06  Tax Service Contracts.

         In the event that a Mortgage Loan is not subject to a fully assignable life of loan tax servicer contract with Fidelity National Real Estate Tax Service which is assignable to the Servicer or any subsequent Servicer without the payment of any cost or fee, the Servicer shall acquire a tax service contract for any such Mortgage Loan. The Servicer shall deliver an invoice to the Owner with respect to the costs of acquiring such tax service contracts, and Owner shall remit the cost of such tax service contracts to the Servicer within ten business days of receipt of invoice.

                                   ARTICLE III
          REPRESENTATIONS AND WARRANTIES OF THE SERVICER AND THE OWNER

         Section 3.01 Representations of the Servicer.

         The Servicer hereby represents, warrants and covenants to the Owner that, as of the Effective Date:

         (a) The Servicer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

         (b) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer, who is in the business of servicing loans;


                                     M-2-12

         (c) There is no action, suit, proceeding or investigation pending or threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

         (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or if required, such approval has been obtained prior to the Effective Date;

         (e) The Servicer is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is a HUD approved mortgagee and is in good standing to service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

         (f) Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and

           (g) No Waiver of prepayment charges. The Servicer will not waive any prepayment charge unless it is waived in accordance with the standard set forth in Section 4.16.

         Section 3.02 Representations of the Owner.

         The Owner represents, warrants and covenants to the Servicer as of the Effective Date:

         (a) The Owner is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

         (b) The Owner has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Owner and the consummation of the transactions contemplated hereby have been duly and


                                     M-2-13
validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Owner; and all requisite action has been taken by the Owner to make this Agreement valid and binding upon the Owner in accordance with its terms; and

         (c) The Owner holds the entire legal and beneficial title to each Mortgage Loan. The information provided to Servicer by Owner, and each Mortgage File, is complete, true and accurate in all material respects.

                                   ARTICLE IV
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 4.01  Servicer to Act as Servicer.

         The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with Accepted Servicing Practices (giving due consideration to the Owner's reliance on the Servicer), and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement and with Accepted Servicing Practices. If reasonably required by the Servicer, the Owner shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

         Consistent with the terms of this Agreement, the Servicer may, with the consent of the NIMs Insurer, waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner; provided, however, that unless the related Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan, and, provided further, that the NIMs Insurer's prior written consent shall be required for any modification, waiver or amendment if the aggregate number of outstanding Mortgage Loans which have been modified, waived or amended exceeds 5% of the number of Mortgage Loans subject to this Agreement as of the Effective Date. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the related Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 4.04 and
Section 5.03, the difference between (a) such month's principal and one month's interest at the related Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The


                                     M-2-14

Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to Section 4.05. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to prepare, execute and deliver, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.

         Notwithstanding anything in this Agreement to the contrary, if a REMIC election is made, the Servicer shall not (unless the related Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (ii) cause the related REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the "startup date" of such REMIC under the REMIC Provisions.

         The Servicer shall perform all of its servicing responsibilities hereunder or may, with the consent of the NIMs Insurer, cause a subservicer to perform any such servicing responsibilities on its behalf, but the use by the Servicer of a subservicer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of each subservicer as fully as if such acts and omissions were those of the Servicer. Any such subservicer must be a Fannie Mae approved seller/servicer or a Freddie Mac approved seller/servicer in good standing and no event shall have occurred, including but not limited to, a change in insurance coverage, which would make it unable to comply with the eligibility requirements for seller/servicers imposed by Fannie Mae or Freddie Mac, or which would require notification to Fannie Mae or Freddie Mac. The Servicer shall pay all fees and expenses of each subservicer from its own funds, and a subservicer's fee shall not exceed the Servicing Fee.

         At the cost and expense of the Servicer, without any right of reimbursement from the Custodial Account, with the consent of the NIMs Insurer, the Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer meeting the requirements in the preceding paragraph; provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer's option, with the consent of the NIMs Insurer, from electing to service the related Mortgage Loans itself. In the event that the Servicer's responsibilities and duties under this Agreement are terminated pursuant to Section 8.04, 9.01 or 10.01, and if requested to do so by the Owner or the NIMs Insurer, the Servicer shall at its own cost and expense terminate the rights and responsibilities of each subservicer effective as of the date of termination of the Servicer. The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of each subservicer from the Servicer's own funds without reimbursement from the Owner. Each subservicing agreement shall provide that a successor servicer shall have the option to terminate such agreement with payment of any fees if the predecessor Servicer is terminated or resigns.


                                     M-2-15

         Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or any reference herein to actions taken through a subservicer or otherwise, the Servicer shall not be relieved of its obligations to the Owner and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into an agreement with a subservicer for indemnification of the Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a subservicer shall be deemed to be between such subservicer and Servicer alone, and the Owner shall have no obligations, duties or liabilities with respect to such Subservicer including no obligation, duty or liability of Owner to pay such subservicer's fees and expenses. For purposes of distributions and advances by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when a subservicer has received such payment.

         Section 4.02  Collection of Mortgage Loan Payments.

         Continually from the date hereof until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed with reasonable diligence and in accordance with Accepted Servicing Practices, to collect all payments due under each Mortgage Loan when the same shall become due and payable. Further, the Servicer shall take reasonable care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage Loan Documents, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

         Section 4.03  Realization Upon Defaulted Mortgage Loans.

         The Servicer shall use its reasonable efforts, consistent with Accepted Servicing Practices, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01. The Servicer shall use its reasonable efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Owner, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which any Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Owner after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance


                                     M-2-16

Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or functions as Servicing Advances; provided, however, that it shall be entitled to reimbursement therefor as provided in Section 4.05. Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. Upon completion of the inspection, the Servicer shall promptly provide the Owner and the NIMs Insurer with a written report of the environmental inspection. After reviewing the environmental inspection report, the Owner (with the consent of the NIMs Insurer) shall direct the Servicer as to how the Servicer shall proceed with respect to the Mortgaged Property, and the Servicer shall follow the Owner's directions with respect thereto.

         Section 4.04 Establishment of Custodial Accounts; Deposits in Custodial Accounts.

         The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts. Any funds in a Custodial Account may be invested in Permitted Investments for the benefit of the Owner (with any income earned thereon for the benefit of the Servicer), provided that in the event that amounts on deposit in the Custodial Account exceed the amount fully insured by the FDIC (the "Insured Amount"), the Servicer shall be obligated to invest the excess amount over the Insured Amount in Permitted Investments on the same Business Day as such excess amount becomes present in the Custodial Account. Any such Permitted Investment shall mature no later than the Business Day immediately preceding the related Remittance Date. Funds deposited in the Custodial Account may be drawn on by the Servicer only in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by an account certification in the form shown in Exhibit B hereto. The original of such account certification shall be furnished to the Owner, or a copy to the NIMs Insurer, upon reasonable request. The NIMs Insurer, Master Servicer and the Trustee shall be notified of any change in the location of the Custodial Account. The Servicer acknowledges and agrees that the Servicer shall bear any losses incurred with respect to Permitted Investments. The amount of any such losses shall be immediately deposited by the Servicer in the Custodial Account, out of the Servicer's own funds, with no right to reimbursement therefor.

         The Servicer shall deposit in the Custodial Account within two (2) Business Days of Servicer's receipt, and retain therein, the following collections:

         (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;



                                     M-2-17

         (ii) all payments on account of interest on the Mortgage Loans adjusted to the related Mortgage Loan Remittance Rate;

         (iii) all Liquidation Proceeds;

         (iv) any net amounts received by the Servicer in connection with any REO Property pursuant to Section 4.13;

         (v) all Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be held in a restricted escrow account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the Mortgage Loan Documents or applicable law;

         (vi) all Condemnation Proceeds affecting any Mortgaged Property other than proceeds to be held in a restricted escrow account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the Mortgage Loan Documents or applicable law;

         (vii) any Monthly Advances as provided in Section 5.03;

         (viii) any amounts required to be deposited in the Custodial Account pursuant to Sections 4.01, 4.14, 6.01 and 6.02; and

         (ix) with respect to each Full Principal Prepayment or Partial Principal Prepayment, any Prepayment Interest Shortfall, to the extent of the Servicer's aggregate Servicing Fee received with respect to the related Due Period (the "Compensating Interest Amount").

         The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of Servicing Fees and Ancillary Income need not be deposited by the Servicer in the Custodial Account and may be retained by the Servicer as compensation.

         Section 4.05  Permitted Withdrawals From the Custodial Account.

         The Servicer may, from time to time, make withdrawals from the Custodial Account for the following purposes:

         (i) to make payments to the Owner in the amounts and in the manner provided for in Section 5.01;

         (ii) to reimburse itself for Monthly Advances, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan


                                     M-2-18
which represent late collections (net of the related Servicing Fees) of principal and/or interest respecting which any such Monthly Advance was made;

         (iii) to reimburse itself for unreimbursed Servicing Advances and Monthly Advances and unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to Liquidation Proceeds, Condemnation Proceeds, and Insurance Proceeds and REO Disposition Proceeds related to such Mortgage Loan;

         (iv) to pay to itself as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date) and (b) any Servicing Fee to which the Servicer is entitled in accordance with the terms hereof to the extent such Servicing Fee has not been paid to or retained by the Servicer;

         (v) to reimburse itself for any Nonrecoverable Advances;

         (vi) to transfer funds to another Qualified Depository in accordance with Section 4.09 hereof;

         (vii) to remove funds deposited in the Custodial Account in error by the Servicer; and

         (viii) to clear and terminate the Custodial Account upon the termination of this Agreement.

         Section 4.06 Establishment of Escrow Accounts; Deposits in Escrow Accounts.

         The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts. Any funds deposited in an Escrow Account may be invested in Permitted Investments. Funds deposited in an Escrow Account may be drawn on by the Servicer in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by an account certification in the form shown in Exhibit C. The original of such account certification shall be furnished to the Owner upon request. The Servicer acknowledges and agrees that the Servicer shall bear any losses incurred with respect to Permitted Investments. The amount of any such losses shall be immediately deposited by the Servicer in the Escrow Account out of the Servicer's own funds, with no right to reimbursement therefor.

         The Servicer shall deposit in the Escrow Account or Accounts within two
(2) Business Days of Servicer's receipt, and retain therein:

         (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any items as are required under the terms of this Agreement; and



                                     M-2-19

         (ii) all Servicing Advances for Mortgagors whose Escrow Payments are insufficient to cover escrow disbursements.

         The Servicer shall make withdrawals from an Escrow Account only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth in and in accordance with Section 4.07. Except as provided in Section 4.07, the Servicer shall be entitled to retain any interest paid on funds deposited in an Escrow Account by the Qualified Depository.

         Section 4.07  Permitted Withdrawals From Escrow Account.

         Withdrawals from the Escrow Account may be made by the Servicer only:

         (i) to effect timely payments of ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, Primary Mortgage Insurance Policy premiums, if applicable, and comparable items;

         (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

         (iii) to refund to the Mortgagor any funds as may be determined to be overages;

         (iv) for transfer to the Custodial Account in connection with the liquidation of a Mortgage Loan or an acquisition of REO Property;

         (v) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

         (vi) to remove funds placed in an Escrow Account in error by the Servicer; and

         (vii) to clear and terminate the Escrow Account on the termination of this Agreement.

         As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in an Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

         Section 4.08 Payment of Taxes, Insurance and Other Charges, Maintenance of Primary Mortgage Insurance Policies, Collections Thereunder.

         With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are


                                     M-2-20
or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage and, with regard to Escrow Mortgage Loans, shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Servicer shall use commercially reasonable efforts consistent with Accepted Servicing Practices to determine that any such payments are made by the Mortgagor when due. With regard to Escrow Mortgage Loans, the Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments. With regard to Non-Escrow Mortgage Loans, the Servicer shall make Servicing Advances to effect such payments within such time period as to avoid the loss of the related Mortgaged Property by foreclosure of a tax or other lien and to ensure that the Mortgaged Property is not uninsured for any reason.

         The Servicer shall maintain in full force and effect each Primary Mortgage Insurance Policy, that as of the Effective Date, was in full force and effect with respect to any Mortgage Loan. Such coverage will be maintained and will not be waived by the Servicer except in accordance with applicable law. The Servicer shall not cancel, except in accordance with applicable law, or refuse to renew any Primary Mortgage Insurance Policy that is in force as of the Effective Date unless a replacement Primary Mortgage Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with a Qualified Insurer. The Servicer shall not take any action which would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

         In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Owner, claims to the insurer under any Private Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to
Section 4.04, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.


                                     M-2-21

         Section 4.09  Transfer of Accounts.

         The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. The Servicer shall notify the Owner and the NIMs Insurer of any such transfer.

         Section 4.10  Maintenance of Hazard Insurance.

         The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of
(i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) the percentage such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as being a special flood hazard area that has federally-mandated flood insurance requirements, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan and (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. The Servicer shall also maintain on each REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies other than amounts to be deposited in a restricted escrow account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05. It is understood and agreed that no other additional insurance need be required by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loans, other than as provided for under applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and its successors and/or assigns and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent; provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating in Best's Key Rating Guide of B:III or better and are licensed to do business in the state wherein the property subject to the policy is located. All insurance policies maintained pursuant to this Section 4.10 shall be maintained with a Qualified Insurer.


                                     M-2-22

         Section 4.11  Blanket Hazard Insurance.

         In the event that the Servicer shall obtain and maintain a blanket policy with a Qualified Insurer insuring against fire and hazards of extended coverage on all of the Mortgage Loans and provides coverage in an amount equal to the amount required under Section 4.10, and otherwise complies with the requirements of Section 4.10, the Servicer shall be deemed conclusively to have satisfied its obligations under Section 4.10, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the difference, if any, between the amount that would have been payable under a policy complying with Section 4.10 and the amount paid under such blanket policy. Upon the request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days prior written notice to the Owner.

         Section 4.12  Fidelity Bond, Errors and Omissions Insurance.

         The Servicer shall maintain, at its own expense, with a Qualified Insurer, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage with responsible companies that meet the requirements of Fannie Mae on all officers, employees and other persons acting in any capacity with regard to the Mortgage Loans and who handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond and errors and omissions insurance shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and insurance policy shall be at least equal to the corresponding amounts acceptable to Fannie Mae in the Fannie Mae Guide or by Freddie Mac in the Freddie Mac Guide. The Servicer shall, upon request of Owner and the NIMs Insurer, deliver to the Owner and the NIMs Insurer a certificate from the surety and the insurer as to the existence of the Fidelity Bond and errors and omissions insurance policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty days prior written notice to the Owner and the NIMs Insurer. The Servicer shall notify the Owner and the NIMs Insurer within five Business Days of receipt of notice that such Fidelity Bond or insurance policy will be, or has been, materially modified or terminated.



                                     M-2-23

         Section 4.13  Title, Management and Disposition of REO Property.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Owner or its designee. Any such Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the benefit of the Owner.

         The Servicer shall assume the responsibility for marketing each REO Property in accordance with Accepted Servicing Practices. Thereafter, the Servicer shall continue to provide certain administrative services to the Owner relating to such REO Property as set forth in this Section 4.13. The REO Property must be sold within three years following the end of the calendar year of the date of acquisition if a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, unless (i) the Servicer shall have delivered to the Owner an Opinion of Counsel acceptable to the Owner and the NIMs Insurer, to the effect that the holding by the related trust of such Mortgaged Property subsequent to such three-year period (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the related trust as defined in Section 860F of the Code, or cause the related REMIC to fail to qualify as a REMIC, in which case the related trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to progress being made in selling such REO Property.

         Notwithstanding any other provision of this Agreement, if a REMIC election has been made, no Mortgaged Property held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the related trust or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within a meaning of Section 860G(a)(8) of the Code, (ii) subject the related trust to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of Section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the related trust or any income from non-permitted assets as described in Section 860F(a) (2)(B) of the Code, unless the Servicer has agreed to indemnify and hold harmless the related trust with respect to the imposition of any such taxes.

         The Servicer shall, either itself or through an agent selected by the Servicer and in accordance with Accepted Servicing Practices, manage, conserve, protect and operate each REO Property. Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Owner and the related


                                     M-2-24
terms and conditions are results of arm's-length negotiation. The REO Disposition Proceeds from the sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter, the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related Servicing Advances, Monthly Advances, made pursuant to Section 5.03, and unpaid Servicing Fees.

         The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at a frequency consistent with Accepted Servicing Practices. The Servicer shall make or cause the inspector to make a written report of each such inspection. Such reports shall be retained in the Servicing File and copies thereof shall, upon reasonable request, be forwarded by the Servicer to the Owner.

         Section 4.14  Notification of Adjustments.

         With respect to each Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with requirements of applicable law and the related electronic data received on the Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related electronic data received on the Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. The Servicer shall promptly, upon written request by the Owner, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Owner that the Servicer has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note and Mortgage, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused to the Owner thereby and shall indemnify the Owner in respect of any liability as a result of such shortfall; provided, however, that the Servicer shall not have an obligation to pay any interest loss if the failure to appropriately adjust such Mortgage Interest Rate is the direct result of inaccurate or incomplete information in the electronic file provided in accordance with Section 2.01(iii) hereof.

         Section 4.15  Compliance with Applicable Laws.

         All requirements of any federal, state or local law applicable to the servicing of the Mortgage Loans will be complied with by the Servicer in all material respects.

         Section 4.16  Waiver of Prepayment Penalties.

         Except as provided below, the Servicer or any designee of the Servicer shall not waive any prepayment charge with respect to any Mortgage Loan. If the Servicer or its designee fails to collect a prepayment charge at the time of the related prepayment of any Mortgage Loan subject to such prepayment charge, the Servicer shall pay to the Owner at such time (by deposit to the


                                     M-2-25

Custodial Account) an amount equal to the amount of the prepayment charge not collected. The Owner warrants that the schedule of prepayment charges provided to the Servicer shall be complete, true and accurate and may be relied on by the Servicer in its calculation of prepayment charges. Notwithstanding the above, the Servicer or its designee may waive a prepayment charge only if (i) the related prepayment is not the result of a refinancing by the Servicer or its designee, (ii) such waiver relates to a defaulted Mortgage Loan or a reasonably foreseeable default, (iii) such waiver is standard and customary in servicing similar mortgage loans to the Mortgage Loans, and (iv) such waiver, in the reasonable judgment of the Servicer, would maximize recovery of total proceeds from the Mortgage Loan, taking into account the amount of such prepayment charge and the related Mortgage Loan. If a prepayment charge is waived as permitted by meeting the standards described above, then the Servicer is required to pay the amount of such waived prepayment charge, for the benefit of the holders of the Class P Certificates (as defined in the related Trust Agreement), by depositing such amount into the Custodial Account together with and at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial Account.

         Within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of the representation or covenant of the Servicer set forth in this Section 4.16 which materially and adversely affects the interests of the Holders of the Class P Certificates in any prepayment charge, the Servicer shall remedy such breach as follows: if any of the covenants made by the Servicer in this Section 4.16 is breached, the Servicer must pay the amount of such waived prepayment charge, for the benefit of the Holders of the Class P Certificates, by depositing such amount into the Custodial Account.

                                    ARTICLE V
                              PAYMENTS TO THE OWNER

         Section 5.01  Remittances.

         On each Remittance Date the Servicer shall remit, by wire transfer of immediately available funds, to the Owner (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments received after the end of the preceding month which amounts shall be remitted on the following Remittance Date, together with the Compensating Interest Amount required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(ix); minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date, which amounts shall be remitted on the related Remittance Date next succeeding the Due Period for such amounts.



                                     M-2-26

         With respect to any remittance received by the Owner after the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding related Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

         Section 5.02  Statements to the Owner.

         Not later than the tenth (10) calendar day, or if such day is not a Business Day, the first Business Day immediately preceding the tenth calendar day of the month of the related Remittance Date, the Servicer shall furnish to the Owner and the NIMs Insurer, a monthly remittance advice in the format set forth in Exhibit F attached hereto (or in such other electronic format mutually agreed to by the Servicer and Owner), with regard to monthly loan remittance data and Exhibit G (or in such other electronic format mutually agreed to by the Servicer and Owner) with respect to defaulted mortgage loans, with a trial balance report attached thereto, and such other loan level information reasonably available to the Servicer and requested by the Owner. The Servicer shall also furnish to the Owner and the NIMs Insurer (in such format mutually agreed to by the Servicer and the Owner) a monthly report detailing loan level prepayment charge collected and/or waived by the Servicer in accordance with
Section 4.16.

         Section 5.03  Monthly Advances by the Servicer.

         On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Owner required to be made on such Remittance Date. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including REO Disposition Proceeds, Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided, however, that such obligation shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Servicer from Liquidation


                                     M-2-27

Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan. In the event that the Servicer determines that any such advances are non-recoverable, the Servicer shall provide the Owner with a certificate signed by an officer of the Servicer evidencing such determination.

         Section 5.04  Liquidation Reports.

         Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit to the Owner and the NIMs Insurer a liquidation report in the format set forth in Exhibit H attached hereto (or in such other format mutually agreed to by the Servicer and Owner) with respect to such Mortgaged Property. The Servicer shall also provide reports on the status of REO Property containing such information as Owner may reasonably require.

                                   ARTICLE VI
                          GENERAL SERVICING PROCEDURES

         Section 6.01  Assumption Agreements.

         The Servicer shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of a Mortgaged Property (whether by absolute conveyance or by contract of, sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause to the extent permitted by law; provided, however, that the Servicer shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. If an assumption is allowed pursuant to this Section 6.01, the Servicer, with the prior consent of the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

         In connection with any such assumption or substitution of liability, the Servicer shall follow its underwriting practices and procedures. With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note and the amount of the Monthly Payment may not be changed. The Servicer shall notify the Owner that any such


                                     M-2-28
substitution of liability or assumption agreement has been completed by forwarding to the Owner the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage Loan Documents and shall, for all purposes, be considered a part of such related mortgage file to the same extent as all other documents and instruments constituting a part thereof. All fees collected by the Servicer for entering into an assumption or substitution of liability agreement shall belong to the Servicer.

         Notwithstanding the foregoing paragraphs of this section or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 6.01, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

         Section 6.02 Satisfaction of Mortgages and Release of Mortgage Loan Documents.

         Upon the payment in full of any Mortgage Loan, the Servicer will immediately notify the Custodian with a certification and request for release by a Servicing Officer, which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 4.04 have been so deposited, and a request for delivery to the Servicer of the portion of the Mortgage Loan Documents held by the Custodian. Upon receipt of such certification and request, the Owner shall, or shall cause, the Custodian to release, in accordance with the terms of the Custodial Agreement, the related Mortgage Loan Documents to the Servicer and the Servicer shall prepare and execute under the authority of a power of attorney delivered to the Servicer by the Owner any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

         In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Owner may have under the mortgage instruments, the Servicer, upon written demand, shall remit to the Owner within two Business Days the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Servicer shall maintain the Fidelity Bond and errors and omissions insurance insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

         From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loans, including for the purpose of collection under any Primary Mortgage Insurance Policy, upon request of the Servicer and delivery to the Custodian of a servicing receipt signed by a Servicing Officer, all as provided in the Custodial Agreement, the Servicer may request the Custodian to release to the Servicer the portion of the Mortgage Loan Documents held by the


                                     M-2-29

Custodian to the Servicer. Such servicing receipt shall obligate the Servicer to promptly return the related Mortgage Loan Documents to the Custodian, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or such documents have been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has promptly delivered to the Owner or the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such documents were delivered and the purpose or purposes of such delivery.

         Section 6.03  Servicing Compensation.

         As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amounts provided for as the Servicer's Servicing Fee. Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

         Section 6.04  Annual Statement as to Compliance.

         The Servicer shall deliver to the Owner and the Master Servicer, on or before March 15, each year beginning March 15, 2005, an Officer's Certificate, stating that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement or similar agreements has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its responsibilities and obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such responsibilities and obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

         Section 6.05 Annual Independent Certified Public Accountants' Servicing Report.

         On or before March 15th of each year beginning March 15, 2005, the Servicer shall, or shall cause each related subservicer to, at its expense, cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Owner to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans similar in nature and that such firm is of the opinion that the provisions of this or similar Agreements have been complied with, and that, on the basis of such examination conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as


                                     M-2-30
such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. By providing Owner and the Master Servicer a copy of a Uniform Single Attestation Program Report from their independent public accountant's on an annual basis, Servicer shall be considered to have fulfilled its obligations under this Section 6.05.

         Section 6.06  Owner's Right to Examine Servicer Records.

         The Owner or the NIMs Insurer shall have the right to examine and audit, at its expense, upon reasonable notice to the Servicer, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Servicer, or held by another for the Servicer or on its behalf or otherwise, which relate to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

         The Servicer shall provide to the Owner, the NIMs Insurer and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Owner access to any documentation regarding the Mortgage Loans in the possession of the Servicer which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Servicer, and in accordance with the applicable federal or state government regulations.

         Section 6.07 Compliance with REMIC Provisions.

         If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or
(ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contribution" to a REMIC set forth in Section 860G(d) of the Code unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

         Section 6.08  Non-solicitation.

         The Servicer shall not conduct any solicitation targeted to the Mortgagors for the purpose of inducing or encouraging the early prepayment or refinancing of the related Mortgage Loans. It is understood and agreed that promotions undertaken by the Servicer or any agent or affiliate of the Servicer which are directed to the general public at large, including mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements, shall not constitute solicitation under this Section 6.08 nor is the Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor.


                                     M-2-31

         Section 6.09 Annual Certification and Indemnification.

         (a) With respect to any Mortgage Loans that are subject to a pass-through transfer or other securitization (a "Securitization") in which the filing of a Sarbanes-Oxley Certification directly with the Securities and Exchange Commission is required, by March 15th of each year or in connection with any additional Sarbanes-Oxley Certification required to be filed upon thirty (30) days written request, an officer of the Servicer shall execute and deliver an Officer's Certification substantially in the form attached hereto as Exhibit E, to the entity filing the Sarbanes-Oxley Certification directly with the Securities and Exchange Commission (the "Sarbanes Certifying Party") for the benefit of such entity and such entity's affiliates and the officers, directors and agents of such entity.

         (b) The Servicer shall indemnify and hold harmless the Sarbanes Certifying Party and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under Sections 6.04, 6.05 and 6.09 or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Sarbanes Certifying Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Sarbanes Certifying Party as a result of the losses, claims, damages or liabilities of the Sarbanes Certifying Party in such proportion as is appropriate to reflect the relative fault of the Sarbanes Certifying Party on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under Sections 6.04, 6.05 and 6.09 or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

                                   ARTICLE VII
                       REPORTS TO BE PREPARED BY SERVICER

         Section 7.01 Servicer Shall Provide Information as Reasonably Required.

         The Servicer shall furnish to the Owner or the NIMs Insurer upon reasonable request, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the purposes of this Agreement. The Servicer may negotiate with the Owner or the NIMs Insurer for a reasonable fee for providing such report or information, unless (i) the Servicer is required to supply such report or information pursuant to any other section of this Agreement, or (ii) the report or information has been requested in connection with Internal Revenue Service or other regulatory agency requirements. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions given by the Owner or the NIMs Insurer. The Servicer agrees to execute and deliver all such instruments and take all such action as the Owner, or the NIMs Insurer, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.


                                     M-2-32

                                  ARTICLE VIII
                                  THE SERVICER

         Section 8.01  Indemnification; Third Party Claims.

         The Servicer agrees to indemnify the Owner, its successors and assigns, and any agent of the Owner, and the NIMs Insurer (each an "Indemnified Person") and hold each such Indemnified Person harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that such Indemnified Person may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement and for breach of any representation, warranty or covenant of the Servicer contained herein. The Servicer shall notify the Owner and the NIMs Insurer in accordance with Section 11.04 herein of any claim made by a third party against the Servicer, the Owner or both, with respect to this Agreement, the Mortgage Loans and/or any alleged act by Owner. The Owner shall assume the defense of any such claim and pay all costs and expenses (including reasonable legal fees and expenses) of defending the Servicer and itself against any such claim other than (i) any loss, liability or expense related to the Servicer's failure to perform Servicer's duties in strict compliance with this Agreement; and (ii) any loss, liability or expense incurred by reason of the Servicer's willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder. The Owner shall promptly pay, discharge and satisfy any judgment or decree that may be entered against it in respect of such claim. If in any event, the Servicer incurred any expenses or fees related to the above, the Owner shall reimburse the Servicer within thirty (30) Business Days upon receipt of an invoice from the Servicer of all amounts advanced by the Servicer pursuant to the preceding sentence.

         Section 8.02 Merger or Consolidation of the Servicer.

         The Servicer shall keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

         Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer whether or not related to loan servicing, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000, (ii) the deposits of which are insured by the FDIC, or which is a HUD-approved mortgagee whose primary business is in origination


                                     M-2-33
and servicing of first lien 1-4 family mortgage loans, and (iii) which is a Fannie Mae or Freddie Mac approved seller/servicer in good standing. Furthermore, in the event the Servicer transfers or otherwise disposes of all or substantially all of its assets to an affiliate of the Servicer, such affiliate shall satisfy the condition above, and shall also be fully liable to the Owner for all of the Servicer's obligations and liabilities hereunder.

         Section 8.03 Limitation on Liability of the Servicer and Others.

         Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Servicer may, with the consent of the Owner and the NIMs Insurer, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Owner will be liable, the Owner shall reimburse the Servicer within thirty days of receipt by the Owner of a billing statement from the Servicer providing reasonable detail with respect thereto, unless the Owner is disputing such charges, in which event the Owner shall reimburse the Company as promptly as feasible upon resolution of such dispute.

         Section 8.04  Servicer Not to Resign.

         The Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner, with the consent of the NIMs Insurer or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner and the NIMs Insurer which Opinion of Counsel shall be in form and substance acceptable to the Owner and the NIMs Insurer. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 11.01. Notwithstanding the foregoing, the Servicer, without the consent of the Owner, may retain third-party contractors to perform certain servicing and loan administration functions, including without limitation hazard insurance administration, tax payment and administration, flood


                                     M-2-34
certification and administration, collection services and similar functions, provided, however, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Mortgage Loans pursuant to the terms and conditions of this Agreement.

         Section 8.05  No Transfer of Servicing.

         With respect to the retention of the Servicer to service the Mortgage Loans hereunder, the Servicer acknowledges that the Owner and the NIMs Insurer have in reliance upon the Servicer's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this section, the Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Owner and the NIMs Insurer.

                                   ARTICLE IX
                                     DEFAULT

         Section 9.01  Events of Default.

         Each of the following shall constitute an Event of Default on the part of the Servicer:

         (i) any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after written notice thereof from the Owner or the NIMs Insurer (it being understood that this subparagraph shall not affect Servicer's obligation pursuant to Section 5.01 to pay default interest on any remittance received by the Owner after the Business Day on which such payment was due); or

         (ii) any failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement (other than with respect to Sections, 6.04, 6.05 and 6.09), the breach of which has a material adverse effect and which continue unremedied for a period of sixty days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and such failure shall be deemed to have a material adverse effect) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner or the NIMs Insurer; or

         (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such


                                     M-2-35
decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

         (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

         (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for two Business Days; or

         (vi) the Servicer ceases to meet the qualifications of a Fannie Mae or Freddie Mac servicer; or

         (vii) the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner and the NIMs Insurer, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof except as otherwise permitted herein;

         (viii) the Servicer ceases to be qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Servicer's ability to perform its obligations hereunder; or

         (ix) failure by the Servicer to duly perform, within the required time period, its obligations under Section 6.04, Section 6.05 or Section 6.09 of this Agreement which failure continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement, the NIMs Insurer or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans.

         In each and every such case, so long as an Event of Default shall not have been remedied, the Owner with the consent of the NIMs Insurer, by notice in writing to the Servicer may (and at the request of the NIMs Insurer, shall), in addition to whatever rights the Owner may have under Section 8.01 and at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same.

         From and after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise,


                                     M-2-36
shall pass to and be vested in the successor appointed pursuant to Section
11.01. Upon written request from the Owner, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or accomplish all other acts or things reasonably necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, notification to MERS at the Servicer's sole expense. The Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts, net of unreimbursed Servicing Advances and Monthly Advances, which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

         Section 9.02  Waiver of Defaults.

         The Owner with the consent of the NIMs Insurer may waive, only by written notice, any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

                                    ARTICLE X
                                   TERMINATION

         Section 10.01  Termination.

         The respective obligations and responsibilities of the Servicer shall terminate upon the earliest to occur of the following: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property and the remittance of all funds due hereunder; (ii) by 30 days' written mutual consent of the Servicer and the Owner with the consent of the NIMs Insurer; (iii) termination by the Owner pursuant to Section 9.01; and (iv) upon resignation of the Servicer in accordance with Section 8.04;. Simultaneously with any such termination and, in the case of (ii), (iii) or (iv) of the preceding sentence, the transfer of servicing hereunder, the Servicer shall be entitled to be reimbursed for any outstanding Servicing Advances and Monthly Advances as such amounts are received from the related Mortgage Loans or as otherwise provided herein for a servicer that has not been terminated. In no event shall the Servicer be entitled to any termination fee or other compensation with respect to any termination of this Agreement or the Servicer's rights hereunder, in whole or in part.

         Section 10.02  Subservicing Termination Trigger.



                                     M-2-37

         In the event of a Subservicer Termination Trigger (as defined in the related Trust Agreement), the Servicer shall terminate the related Subservicer at the direction of the NIMS Insurer. Following such termination, the Servicer shall have the right to service such Mortgage Loans without the use of a Subservicer or to engage a new Subservicer acceptable to the NIMS Insurer pursuant to a Subservicing Agreement, which is not in conflict with the terms of this Agreement. Notwithstanding the foregoing, the Servicer shall retain the ownership of all servicing rights with respect to the related Mortgage Loans and no such direction of termination of a Subservicer shall be deemed to diminish such ownership.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

         Section 11.01  Successor to the Servicer.

         Upon termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 8.04, 8.05 or 9.01, the Owner shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor acceptable to the NIMs Insurer having the characteristics set forth in Section 8.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. If the NIMs Insurer requests, the Master Servicer shall appoint a successor servicer as provided in the preceding sentence. In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Owner with the consent of the NIMs Insurer and such successor shall agree. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this section and shall in no event relieve the Servicer of the representations and warranties made pursuant to Article III and the remedies available to the Owner under
Section 8.01, it being understood and agreed that the provisions of such Article III and Section 8.01 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

         Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to


                                     M-2-38

Section 8.04, 8.05 or 9.01 shall not affect any claims that the Owner may have against the Servicer arising prior to any such termination or resignation.

         The Servicer shall promptly deliver to the successor the funds in the Custodial Account and the Escrow Account and the Servicing Files and related documents and statements held by it hereunder and the Servicer shall account for all funds. All unreimbursed Monthly Advances and Servicing Advances shall be paid by the Owner to the replaced servicer as such amounts are received from the related Mortgage Loans or are otherwise reimbursable hereunder. The Servicer shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer. In addition, the Servicer shall promptly take all other actions reasonably requested by Owner or the NIMs Insurer with respect to MERS Mortgage Loans and MERS to effectuate and evidence the transfer of servicing and/or ownership thereof in accordance with the terms of this Agreement.

         Upon a successor's acceptance of appointment as such, the Owner shall notify the Servicer of such appointment.

         Section 11.02  Amendment.

         This Agreement may be amended from time to time by the Servicer and the Owner, with the consent of the NIMs Insurer, by written agreement signed by the Servicer and the Owner.

         Section 11.03  Governing Law.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS. THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.04  Notices.

         Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telecopier and confirmed by a similar mailed writing, as follows:

         (i) if to the Servicer with respect to servicing issues:

             Home Star Mortgage Services LLC
             W. 115 Century Road
             Paramus, New Jersey 07652
             Attention:


                                     M-2-39

         (ii) if to the Owner:

              Homestar Mortgage Acceptance Corp.
              W. 115 Century Road
              Paramus, New Jersey 07652
              Attention:

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice, or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the address (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

         Section 11.05  Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 11.06  Exhibits and Schedules.

         The exhibits, schedules and other addenda and supplements to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

         Section 11.07  General Interpretive Principles.

         For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

         (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

         (iii) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;



                                     M-2-40

         (iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

         (v) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

         (vi) the term "include" or "including" shall mean without limitation by reason of enumeration; and

         (vii) to the extent that some, but not all, of the Mortgage Loans are transferred pursuant to Section 11.10 hereof, this Agreement shall be construed as a separate agreement with respect to such Mortgage Loans and references to the rights of the Owner shall apply separately with respect to each Owner.

         Section 11.08  Reproduction of Documents.

         This Agreement and all documents relating hereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         Section 11.09  Confidentiality of Information.

         Each party recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the other party. Except as required to be disclosed by law, each party agrees to keep all non-public information regarding the other party strictly confidential, and to use all such information solely in order to effectuate the purpose of this Agreement. Additionally, with respect to each Mortgage Loan and the related Mortgagor, the Servicer and the Owner shall comply with Title V of the Gramm Leach Bliley Act of 1999 and all applicable regulations promulgated thereunder.

         Section 11.10  Assignment by the Owner.

         The Owner shall have the right, with the consent of the NIMs Insurer, without the consent of the Servicer but subject to the limits set forth in this Agreement hereof, to assign its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder and the assignee or designee shall accede to


                                     M-2-41
the rights and obligations hereunder of the Owner with respect to such Mortgage Loans. The Servicer shall not be obligated to recognize any such assignee or designee unless such person executes an assignment and assumption agreement reasonably acceptable to the Servicer. All references to the Owner in this Agreement shall be deemed to include its assignees or designees.

         Section 11.11  No Partnership.

         Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for Owner.

         Section 11.12  Counterparts; Successors and Assigns.

         This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.05, this Agreement shall inure to the benefit of and be binding upon the Servicer, the NIMs Insurer and the Owner and their respective successors and assigns.

         Section 11.13  Entire Agreement.

         Each of the Servicer and the Owner acknowledges that no representations, agreements or promises were made to it by the other party or any of its employees other than those representations, agreements or promises specifically contained herein. This Agreement sets forth the entire understanding between the parties hereto with respect to the matters set forth herein, and shall be binding upon all successors of both parties.

         Section 11.14  Further Agreements.

         The Servicer and the Owner each agrees to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purpose of this Agreement.

         Section 11.15     Third Party Beneficiary.

         For purposes of this Agreement, any Master Servicer and the NIMs Insurer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer and the NIMs Insurer herein as if it were a direct party to this Agreement.




                                     M-2-42

         IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date and year first above written.

                                              HOMESTAR MORTGAGE ACCEPTANCE CORP.


                                              By:
                                              Name:
                                              Title:


                                              HOMESTAR MORTGAGE SERVICES, LLC


                                              By:
                                              Name:
                                              Title:




                                     M-2-43

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                             Available Upon Request




                                     M-2-44

                                   EXHIBIT B

                   FORMS OF CUSTODIAL ACCOUNT CERTIFICATIONS


                        CUSTODIAL ACCOUNT CERTIFICATION



                                                             , 20

         Home Star Mortgage Services LLC hereby certifies that it has established the account described below as a Custodial Account pursuant to
Section 4.04 of the Servicing Agreement, dated as of March 5, 2004.

Title of Account:          HMAC 2004-1 in trust for the Purchaser and/or
                           subsequent purchasers of Mortgage Loans, and various
                           Mortgagors - P & I

Address of office or branch of the Servicer at which Account is maintained:


                                             HOME STAR MORTGAGE SERVICES LLC
                                             Servicer


                                             By:
                                             Name:
                                             Title:




                                     M-2-45

                                    EXHIBIT C

                     FORMS OF ESCROW ACCOUNT CERTIFICATIONS


                          ESCROW ACCOUNT CERTIFICATION



                                                        , 20



         Home Star Mortgage Services LLC hereby certifies that it has established the account described below as an Escrow Account pursuant to Section
4.06 of the Servicing Agreement, dated as of March 5, 2004.

Title of Account: HMAC 2004-1 in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - T & I

Address of office or branch of the Servicer at which Account is maintained:









                                            HOME STAR MORTGAGE SERVICES LLC
                                            Servicer


                                            By:
                                            Name:
                                            Title:




                                     M-2-46

                                    EXHIBIT D

                        REQUEST FOR RELEASE OF DOCUMENTS

To:      Wells Fargo Bank, N.A.
         1015 10th Avenue S.E.
         Mpls., MN  55414
         Attn:  ________________

         Re:      Custodial Agreement dated as of March 1, 2004, among HSBC Bank
                  (USA), Homestar Mortgage Acceptance Corp. and Wells Fargo Bank, N.A., as Custodian

         In connection with the administration of the Mortgage Loans held by you as Custodian for the Owner pursuant to the above-captioned Custody Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):
_______                    1.       Mortgage Paid in Full
_______                    2.       Foreclosure
_______                    3.       Substitution
_______                    4.       Other Liquidation (Repurchases, etc.)
_______                    5.       Nonliquidation  [Reason:____________________

Address to which Custodian should
Deliver the Custodian's Mortgage File:      ____________________________________
                                            ____________________________________
                                            ____________________________________

                                            By:_________________________________
                                                        (authorized signer)
Issuer:_____________________________________
                                            Address:____________________________
         ___________________________________
Date:______________________________________

Custodian
Wells Fargo Bank, N.A.



                                     M-2-47

Please acknowledge the execution of the above request by your signature and date below:
____________________________________                          _________________
Signature                                                     Date

Documents returned to Custodian:
____________________________________                          _________________
Custodian




                                     M-2-48

                                    EXHIBIT E

                      FORM OF SARBANES-OXLEY CERTIFICATION

         I, __________________________, certify to Wells Fargo Bank, N.A., and its officers, directors, agents and affiliates (the "Sarbanes Certifying Party"), and with the knowledge and intent that they will rely upon this certification, that:

         (i) Based on my knowledge, the information relating to the Mortgage Loans and the servicing thereof submitted by the Servicer to the Sarbanes Certifying Party which is used in connection with preparation of the reports on Form 8-K and the annual report on Form 10-K filed with the Securities and Exchange Commission with respect to the Securitization, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

         (ii) The servicing information required to be provided to the Sarbanes Certifying Party by the Servicer under the Agreement has been provided to the Sarbanes Certifying Party;

         (iii) I am responsible for reviewing the activities performed by the Servicer and by each related subservicer under the Agreement and based upon the review required by the Agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Sarbanes Certifying Party, the Servicer and each related subservicer has, as of the date of this certification, fulfilled its obligations under the Agreement; and

         (iv) I have disclosed to the Sarbanes Certifying Party all significant deficiencies relating to the Servicer's and/or each related subservicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Agreement.

         Capitalized words not otherwise defined herein have the meaning assigned to them in the Servicing Agreement dated March 5, 2004 by and between Homestar Mortgage Acceptance Corp. as Owner and Home Star Mortgage Services LLC as Servicer.

         IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.

Dated:                                               By:
Name:
Title:


                                     M-2-49

                                    EXHIBIT F

                        MONTHLY SERVICER REPORTING FORMAT

                   (RYLAND) FORMAT, SERVICER PERIOD REPORTING

The format should be:
1. Record length of 240
2. ASCII
3. All dates should have DD of "01".

                                                                                     COBOL
#      M/O      Field Name                               Position        Length      "Picture"           Justify
1.     O        Master Servicer No.                      001-002         2
2.     O        Unit Code                                003-004         2
3.     M        Loan Number                              005-014         10          X(10)
4.     O        Borrower Name                            015-034         20          X(20)
5.     O        Old Payment Amount                       035-045         11          S(9)V9(02)
6.     O        Old Loan Rate                            046-051         6           9(2)V9(04)
7.     O        Servicer Fee Rate                        052-057         6           9(2)V9(04)
8.     M        Servicer Ending Balance                  058-068         11          S9(9)V9(02)
9.     M        Servicer Next Due Date                   069-076         8           CCYYMMDD
10.    O        Curtail Amt 1 - Before                   077-087         11          S9(9)V9(02)
11.    O        Curtail Date 1                           088-095         8           CCYYMMDD
12.    O        Curtail Amt 1 - After                    096-106         11          S9(9)V9(02)
13     O        Curtail Amt 2 - Before                   107-117         11          S9(9)V9(02)
14.    O        Curtail Date                             118-125         8           CCYYMMDD
15.    O        Curtail Amt 2 - After                    126-136         11          9(9)V9(02)
16.    O        Curtail Amt 3 - Before                   137-147         11          9(9)V9(02)
17.    O        Curtail Date                             148-155         8           CCYYMMDD
18     O        Curtail Amt 3 - After                    156-166         11          9(9)V9(02)
19     O        New Payment Amount                       167-177         11          9(9)V9(02)
20.    O        New Loan Rate                            178-183         6           (2)V9(04)
21.    O        Index Rate                               184-189         6           (2)V9(04)
22.    O        Remaining Term                           190-192         3           (3)
23.    O        Liquidation Amount                       193-203         11          9(9)V9(02)
24.    O        Action Code                              204-205         2           (02)
25.    O        Scheduled Principal                      206-216         11          9(9)V9(02)
26.    O        Scheduled Interest                       217-227         11          9(9)V9(02)
27.    O        Scheduled Ending Balance                 228-238         11          9(9)V9(02)
28.    O        FILLER                                   239-240         2           (02)
Trailer Record
1.     O        Number of Records                        001-006         6           9(06)


                                     M-2-50




2.     O        FILLER                                   007-240         234         X(234)


Field Names and Descriptions:


Field Name                                        Description
Master Servicer No.                               Hard code as "01" used internally

Unit Code                                         Hard code as "  " used internally

Loan Number                                       Investor's loan number

Borrower Name                                     Last name of borrower

Old Payment Amount                                P&I amount used for the applied payment

Old Loan Rate                                     Gross interest rate used for the applied payment

Servicer Fee Rate                                 Servicer's fee rate

Servicer Ending Balance                           Ending actual balance after a payment has been applied

Servicer Next Due Date                            Borrower's next due date for a payment

Curtailment Amount 1 - Before                     Amount of curtailment applied before the payment

Curtailment Date 1                                Date of curtailment should coincide with the payment
                                                  date applicable to the curtailment

Curtailment Amount 1 - After                      Amount of curtailment applied after the payment

Curtailment Amount 2 - Before                     Amount of curtailment applied before the payment

Curtailment Date 2                                Date of curtailment should coincide with the payment
                                                  date applicable to the curtailment

Curtailment Amount 2 - After                      Amount of curtailment applied after the payment

Curtailment Amount 3 - Before                     Amount of curtailment applied before the payment


                                     M-2-51




Curtailment Date 3                                Date of curtailment should coincide with the payment
                                                  date applicable to the curtailment

Curtailment Amount 3 - After                      Amount of curtailment applied after the payment

New Payment Amount                                For ARM, Equal, or Buydown loans, when a
                                                  payment change occurs, this is the scheduled payment

New Loan Rate                                     For ARM loans, when the gross interest rate change
                                                  occurs, this is the scheduled rate

Index Rate                                        For ARM loans, the index rate used in calculating the
                                                  new gross interest rate

Remaining Term                                    For ARM loans, the number of months left on the loan
                                                  used to determine the new P&I amount

Liquidation Amount                                The payoff amount of the loan

Action Code                                       For delinquent loans:
                                                  12 -- Relief Provisions
                                                  15 -- Bankruptcy/Litigation
                                                  20 -- Referred for Deed-in-lieu, short sale
                                                  30 -- Referred to attorney to
                                                  begin foreclosure 60 -- Loan
                                                  Paid in full 70 -- Real Estate
                                                  Owned

Scheduled Principal                               Amount of principal from borrower payment due to
                                                  bondholder

Scheduled Interest                                Amount of interest from borrower payment due to
                                                  bondholder

Scheduled Ending Balance                          Ending scheduled balance of loan

FILLER                                            Should be filled with spaces


                                     M-2-52

                                    EXHIBIT G

   Data must be submitted to Wells Fargo Bank in an Excel spreadsheet format with fixed field names and data type. The Excel spreadsheet should be used as a template consistently every month when submitting data for all loans that are 60 days + delinquent and/or in bankruptcy, foreclosure or REO.

Table: Delinquency

   Name                                                       Type                      Max Character Size
   Servicer Loan #                                            Number                    10
   Investor Loan #                                            Number                    10
   Servicer Investor #                                        Text                      3
   Borrower Name                                              Text                      20
   Address                                                    Text                      30
   State                                                      Text                      2
   Zip                                                        Text                      5
   Due Date                                                   Date/Time                 8
   Loan Type                                                  Text                      8
   BK Filed Date                                              Date/Time                 8
   BK Chapter                                                 Text                      6
   BK Case Number                                             Text                      30 Maximum
   Post Petition Due                                          Date/Time                 8
   Motion for Relief                                          Date/Time                 8
   Lift of Stay                                               Date/Time                 8
   BK Discharge/Dismissal Date                                Date/Time                 8
   Loss Mit Approval Date                                     Date/Time                 8
   Loss Mit Type                                              Text                      5
   Loss Mit Code                                              Number                    2
   Loss Mit Estimated Completion Date                         Date/Time                 8
   Loss Mit Actual Completion Date                            Date/Time                 8
   FC Approval Date                                           Date/Time                 8
   File Referred to Attorney                                  Date/Time                 8
   NOD                                                        Date/Time                 8
   Complaint Filed                                            Date/Time                 8
   Scheduled Sale Date                                        Date/Time                 8
   Actual Sale Date                                           Date/Time                 8
   F/C Sale Amount                                            Currency                  8
   Eviction Start Date                                        Date/Time                 8
   Eviction Completed Date                                    Date/Time                 8
   List Price                                                 Currency                  8
   List Date                                                  Date/Time                 8
   Accepted Offer Price                                       Currency                  8


                                     M-2-53




   Accepted Offer Date                                        Date/Time                 8
   Estimated REO Closing Date                                 Date/Time                 8
   Actual REO Sale Date                                       Date/Time                 8
   Occupant Code                                              Text                      10
   Property Condition Code                                    Text                      2
   Property Inspection Date                                   Date/Time                 8
   Property Value Date                                        Date/Time                 8
   Current Property Value                                     Currency                  8
   Repaired Property Value                                    Currency                  8
   Current LTV                                                Currency                  8
   FNMA Delinquent Status Code                                Text                      2
   FNMA Delinquent Reason Code                                Text                      3

   If applicable:
   MI Cancellation Date                                       Date/Time                 8
   MI Claim Filed Date                                        Date/Time                 8
   MI Claim Amount                                            Currency                  8
   MI Claim Reject Date                                       Date/Time                 8
   MI Claim Resubmit Date                                     Date/Time                 8
   MI Claim Paid Date                                         Date/Time                 8
   MI Claim Amount Paid                                       Currency                  8
   Pool Claim Filed Date                                      Date/Time                 8
   Pool Claim Amount                                          Currency                  8
   Pool Claim Reject Date                                     Date/Time                 8
   Pool Claim Paid Date                                       Date/Time                 8
   Pool Claim Amount Paid                                     Currency                  8
   Pool Claim Resubmit Date                                   Date/Time                 8
   FHA Part A Claim Filed Date                                Date/Time                 8
   FHA Part A Claim Amount                                    Currency                  8
   FHA Part A Claim Paid Date                                 Date/Time                 8
   FHA Part A Claim Paid Amount                               Currency                  8
   FHA Part B Claim Filed Date                                Date/Time                 8
   FHA Part B Claim Amount                                    Currency                  8
   FHA Part B Claim Paid Date                                 Date/Time                 8
   FHA Part B Claim Paid Amount                               Currency                  8
   VA Claim Filed Date                                        Date/Time                 8
   VA Claim Paid Date                                         Date/Time                 8
   VA Claim Paid Amount                                       Currency                  8


                                     M-2-54

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:

o      ASUM-           Approved Assumption
o      BAP-            Borrower Assistance Program
o      CO-             Charge Off
o      DIL-            Deed-in-Lieu
o      FFA-            Formal Forbearance Agreement
o      MOD-            Loan Modification
o      PRE-            Pre-Sale
o      SS-             Short Sale
o      MISC-           Anything else approved by the PMI or Pool Insurer

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property. The acceptable codes are:

o       Mortgagor
o       Tenant
o       Unknown
o       Vacant

The Property Condition field should show the last reported condition of the property. The acceptable codes are:

o      Damaged
o      Excellent
o      Fair
o      Gone
o      Good
o      Poor
o      Special Hazard
o      Unknown




                                                      M-2-55

The FNMA Delinquent Reason Code field should show the Reason for Default. The following FNMA Delinquency Reason Codes to be used are below.

Delinquency Code                      Delinquency Description
001                                   FNMA-Death of principal mortgagor
002                                   FNMA-Illness of principal mortgagor
003                                   FNMA-Illness of mortgagor's family member
004                                   FNMA-Death of mortgagor's family member
005                                   FNMA-Marital difficulties
006                                   FNMA-Curtailment of income
007                                   FNMA-Excessive Obligation
008                                   FNMA-Abandonment of property
009                                   FNMA-Distant employee transfer
011                                   FNMA-Property problem
012                                   FNMA-Inability to sell property
013                                   FNMA-Inability to rent property
014                                   FNMA-Military Service
015                                   FNMA-Other
016                                   FNMA-Unemployment
017                                   FNMA-Business failure
019                                   FNMA-Casualty loss
022                                   FNMA-Energy environment costs
023                                   FNMA-Servicing problems
026                                   FNMA-Payment adjustment
027                                   FNMA-Payment dispute
029                                   FNMA-Transfer of ownership pending
030                                   FNMA-Fraud
031                                   FNMA-Unable to contact borrower
INC                                   FNMA-Incarceration




                                     M-2-56

The FNMA Delinquent Status Code field should show the Status of Default. The following FNMA Delinquency Status Codes to be used are below.

Status Code                       Status Description
09                                Forbearance
17                                Pre-foreclosure Sale Closing Plan Accepted
24                                Government Seizure
26                                Refinance
27                                Assumption
28                                Modification
29                                Charge-Off
30                                Third Party Sale
31                                Probate
32                                Military Indulgence
43                                Foreclosure Started
44                                Deed-in-Lieu Started
49                                Assignment Completed
61                                Second Lien Considerations
62                                Veteran's Affairs-No Bid
63                                Veteran's Affairs-Refund
64                                Veteran's Affairs-Buydown
65                                Chapter 7 Bankruptcy
66                                Chapter 11 Bankruptcy
67                                Chapter 13 Bankruptcy




                                     M-2-57

EXHIBIT H

WELLS FARGO BANK,  N.A.
Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.
1.       The actual Unpaid Principal Balance of the Mortgage Loan.
2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.
3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.
8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.
10.      The total of lines 1 through 9.



                                     M-2-58

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.
18.      The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19. The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).




                                     M-2-59

                             WELLS FARGO BANK, N.A.
                          CALCULATION OF REALIZED LOSS

WELLS FARGO BANK,  N.A. Trust:  ___________________________
Prepared by:  __________________                    Date:  _______________
Phone:  ______________________

Servicer Loan No.            Servicer Name                      Servicer Address



WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower's Name:________________________________________________________
Property
Address:________________________________________________________________
Liquidation and Acquisition Expenses:
Actual Unpaid Principal Balance of Mortgage Loan            $ _______________(1)
Interest accrued at Net Rate                                 ________________(2)
Attorney's Fees                                              ________________(3)
Taxes                                                        ________________(4)
Property Maintenance                                         ________________(5)
MI/Hazard Insurance Premiums                                 ________________(6)
Hazard Loss Expenses                                         ________________(7)
Accrued Servicing Fees                                       ________________(8)
Other (itemize)                                              ________________(9)
_________________________________________                   $ _________________
_________________________________________                    __________________
_________________________________________                    __________________
_________________________________________                    __________________
Total Expenses                                              $ ______________(10)
Credits:
Escrow Balance                                              $ ______________(11)
HIP Refund
________________(12)
Rental Receipts
________________(13)
Hazard Loss Proceeds
________________(14)
Primary Mortgage Insurance Proceeds
________________(15)
Proceeds from Sale of Acquired Property
________________(16)


                                     M-2-60

Other (itemize)
________________(17)
_________________________________________
___________________
_________________________________________
___________________
Total Credits
$________________(18)
Total Realized Loss (or Amount of Gain)
$________________(19)



                                     M-2-61

                                    EXHIBIT N

                               CUSTODIAL AGREEMENT
                               -------------------

                  THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of March 5, 2004, by and among HSBC BANK USA, not individually but solely as trustee under the Pooling and Servicing Agreement defined below (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), HOMESTAR MORTGAGE ACCEPTANCE CORP., as depositor (together with any successor in interest, the "Company"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer and securities administrator (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                                WITNESSETH THAT:
                                ---------------

                  WHEREAS, the Company, the Master Servicer, the Securities Administrator and the Trustee have entered into a Pooling and Servicing Agreement, dated as of March 1, 2004, relating to the issuance of HMAC Mortgage Trust 2004-1, Asset-Backed Pass-Through Certificates, Series 2004-1 (as in effect on the date of this agreement, the "Original Pooling and Servicing Agreement," and as amended and supplemented from time to time, the "Pooling and Servicing Agreement'); and

                  WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company or the Master Servicer under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer, the Securities Administrator and the Custodian hereby agree as follows:

                                   SECTION 1.

                                   DEFINITIONS

                  1.1 Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   SECTION 2.

                          CUSTODY OF MORTGAGE DOCUMENTS

                  2.1 Custodian to Act as Agent: Acceptance of Mortgage Files. The Custodian, as the duly appointed custodial agent of the Trustee for these purposes, acknowledges (subject to any exceptions noted in the Initial Certification referred to in Section 2.3(a)), receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold such Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

                  2.2 Recordation of Assignments. Within 30 days after the Closing Date, the Company shall complete or cause to be completed the Assignments in the name of "HSBC Bank USA, as trustee under the Pooling and Servicing Agreement relating to Homestar Mortgage Acceptance Corp., Asset-Backed Pass-Through Certificates, Series 2004-1" (or shall prepare or cause to be prepared new forms of Assignment in the name of the Trustee) for each Mortgaged Property in a state, if any, which is specifically excluded from the Opinion of Counsel delivered by the Company to the Trustee and the Custodian, each such Assignment shall be recorded in the appropriate public office for real property records, and returned to the Custodian, at no expense to the Custodian.

                  2.3 Review of Mortgage Files.

                  (a) On or prior to the Closing Date, in accordance with
         Section 2.02 of the Pooling and Servicing Agreement, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt (subject to any exceptions noted therein) of a Mortgage File for each of the Mortgage Loans listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

                  (b) Not later than 180 days after the Closing Date, the Custodian shall review the Mortgage Files as provided in Section 2.02 of the Pooling and Servicing Agreement and deliver to the Company and the Trustee a Final Certification in the form annexed hereto as Exhibit Two evidencing the completeness of the Mortgage Files.

                  (c) In reviewing the Mortgage Files as provided herein and in the Pooling and Servicing Agreement, the Custodian shall make no representation as to and shall not be responsible to verify (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents included in any Mortgage File or (ii) the collectibility, insurability, effectiveness or suitability of any of the documents in any Mortgage File.

         Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans missing from the Mortgage Files.

                  2.4 Custodian to Cooperate: Release of Mortgage Files. Upon receipt of notice from the Trustee or the Master Servicer of a repurchase of a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement or the Pooling and Servicing Agreement, and that the purchase price therefore has been deposited in the Custodial Account or the Certificate Account, then the Custodian agrees to promptly release the related Mortgage File to the Seller or other party at the direction of the Trustee.

                  Upon the Custodian's receipt of a request for release (a "Request for Release") substantially in the form of Exhibit F to the Pooling and Servicing Agreement signed by a servicing officer of the Servicer or a Servicing Officer of the Master Servicer stating that it has received payment in full of a Mortgage Loan or that payment in full will be escrowed in a manner customary for such purposes, the Custodian agrees promptly to release to the Servicer or the Master Servicer the related Mortgage File. The Company shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Substitute Mortgage Loan.

                  From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Servicer (or if the Servicer does not, the Master Servicer) shall deliver to the Custodian a Request for Release signed by a Servicing Officer requesting that possession of the Mortgage File be released to the Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Insurance Policies. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File to the Servicer. The Servicer shall cause the Mortgage File or any document therein so released to be returned to the Custodian when the need therefore by the Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Certificate Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Custodian a certificate of a servicing officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

                  At any time that the Servicer is required to deliver to the Custodian a Request for Release, the Servicer shall deliver two copies of the Request for Release if delivered in hard copy or the Servicer may furnish such Request for Release electronically in a form acceptable to the Custodian, in which event the servicing officer transmitting the same shall be deemed to have signed the Request for Release. In connection with any Request for Release of a Mortgage File because of a repurchase of a Mortgage Loan, such Request for Release shall be followed by an assignment of mortgage, without recourse, representation or warranty from the Trustee to the Seller and the related Mortgage Note shall be endorsed without recourse by the Trustee and be returned to the Seller. In connection with any Request for Release of a Mortgage File because of the payment in full of a Mortgage Loan, such Request for Release shall be accompanied by a certificate of satisfaction or other similar instrument to be executed by or on behalf of the Trustee and returned to the Servicer.

                  2.5 Assumption Agreements. In the event that any assumption agreement, substitution of liability agreement or sale of servicing agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer, to the extent provided in the Servicing Agreement, shall enforce the obligation of the Servicer to notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                   SECTION 3.

                            CONCERNING THE CUSTODIAN

                  3.1 Custodian as Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and custodial agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and in the Pooling and Servicing Agreement. Except upon compliance with the provisions of Section 2.4 of this Agreement, no Mortgage Note, Mortgage or Mortgage File shall be delivered by the Custodian to the Company, the Servicer or the Master Servicer or otherwise released from the possession of the Custodian.

                  3.2 Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

                  3.3 Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this

Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith or to the extent that such cost or expense is indemnified by the Trust Fund pursuant to the Pooling and Servicing Agreement.

                  3.4 Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such written notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt written notice thereof to the Company, the Master Servicer, the Securities Administrator and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such written notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                  The Trustee may, with or without cause, upon at least 60 days notice remove and discharge the Custodian from the performance of its duties with the consent of the Master Servicer. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority, shall be able to satisfy the other requirements contained in Section 3.6 hereof and shall be unaffiliated with the Servicer or the Company.

                  Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.4 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

                  3.5 Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  3.6 Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                  3.7 Standard of Care; Indemnification. Neither the Custodian nor any parent, affiliate, subsidiaries, directors, officers, agents or employees shall have any liability arising from or related to this Custodial Agreement or any related document or agreement, except for any such liability resulting from the Custodian's negligence or willful misconduct. The Custodian shall be indemnified and held harmless from the Trust Fund to the extent provided in Section 6.03 of the Pooling and Servicing Agreement.

                  3.8 Reliance; Limitation of Custodian's Duties. The Custodian shall have no duties or obligations other than those specifically set forth herein or as may subsequently be agreed to in writing by the parties hereto. The
Custodian: (a) may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel; and shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, except for any such liability resulting from the Custodian's negligence or willful misconduct; (b) shall use the same degree of care and skill as is reasonably expected of financial institutions acting in comparable capacities, provided that this subsection shall not be interpreted to impose upon the Custodian a higher standard of care than that set forth above; (c) will be regarded as making no representations and having no responsibilities (except as expressly set forth herein) as to the validity, sufficiency, value, genuineness, ownership or transferability of the Mortgage Loans, and will not be required to and will not make any representations as to the validity, value, genuineness, ownership or transferability of the Mortgage Loans; (d) may rely on and shall be protected in acting upon any certificate, instrument, opinion, notice, letter, telegram, facsimile or other document delivered to it and in good faith believed by it to be genuine and to have been signed by the proper party or parties; and (e) may rely on and shall be protected in acting upon the written instructions of the Company or the Trustee and such employees and representatives of the Company or the Trustee as the Company or the Trustee may hereinafter designate in writing.

                                   SECTION 4.

                            MISCELLANEOUS PROVISIONS

                  4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

                  4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer, the Securities Administrator, nor the

Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

                  4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at the Trust's expense, but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Company to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  4.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.



Address:                                     HSBC BANK USA, not individually but
                                             solely as Trustee
452 Fifth Avenue
New York, New York 10018
                                             By:
                                                --------------------------------
Attention:                                   Name:
Telecopy:                                    Title:
Confirmation:
Address:                                     HOMESTAR MORTGAGE ACCEPTANCE
                                             CORP.
W. 115 Century Road
Paramus, New Jersey 07652
                                             By:
                                                -------------------------------
                                             Name:
                                             Title:

Address:                                     WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION, as Master Servicer
9062 Old Annapolis Road
Columbia, Maryland 21045
                                             By:
                                                ------------------------------
                                             Name:
                                             Title:

Address:                                     WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION, as Custodian
2030 Main Street
Suite 100                                    By:
Irvine, California 92614                        ------------------------------
                                             Name:
                                             Title:

STATE OF NEW YORK          )
                           )ss.:
COUNTY OF NEW YORK         )

                  On the ___ day of March 2004 before me, a notary public in and for said State, personally appeared ____________________, known to me to be a _______________ of HSBC Bank USA, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                        _______________________
                                                             Notary Public


[SEAL]

STATE OF MARYLAND                   )
                                    ) ss.:
COUNTY OF HOWARD                    )

                  On the ___ day of March 2004 before me, a notary public in and for said State, personally appeared ______________, known to me to be an ___________________ of Wells Fargo Bank, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                        _______________________
                                                             Notary Public
[SEAL]

STATE OF NEW JERSEY                 )
                                    )ss.:
COUNTY OF _________                 )

                  On the ___ day of March 2004 before me, a notary public in and for said State, personally appeared _______________, known to me to be a _____________ of Homestar Mortgage Acceptance Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                        _______________________
                                                             Notary Public
[Notarial Seal]

STATE OF MARYLAND                   )
                                    )ss.:
COUNTY OF HOWARD                    )

                  On the ___ day of March 2004 before me, a notary public in and for said State, personally appeared ______________, known to me to be an ___________________ of Wells Fargo Bank, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                        _______________________
                                                             Notary Public
[Notarial Seal]

                                   EXHIBIT ONE

                     FORM OF CUSTODIAN INITIAL CERTIFICATION


                                                        March 5, 2004



HSBC Bank USA                                 Homestar Mortgage Acceptance Corp.
452 Fifth Avenue                              W. 115 Century Road
New York, New York 10018                      Paramus, New Jersey 07652


         Attention: Homestar Mortgage Acceptance Corp.,
         HMAC Mortgage Trust 2004-1, Asset-Backed Pass-Through Certificates, Series 2004-1

         Re: Custodial Agreement, dated as of March 5, 2004, by and among HSBC Bank USA, Homestar Mortgage Acceptance Corp. and Wells Fargo Bank, National Association relating to HMAC Mortgage Trust 2004-1, Asset- Backed Pass-Through Certificates, Series 2004-1
                  -------------------------------------------------------------

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement and subject to Section 2.02 of the Pooling and Servicing Agreement, dated as of March 5, 2004 among Homestar Mortgage Acceptance Corp., HSBC Bank USA, and Wells Fargo Bank, National Association, the undersigned, as custodian (the "Custodian"), hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File, and has determined that: (1) all documents required to be included in the Mortgage File are in its possession and (2) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan.

         The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Custodial and Pooling and Servicing Agreements. The Custodian makes no representations as to and shall not be responsible to verify: (i) the validity, legality, sufficiency, enforceability, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) the existence of any assumption, modification, written assurance or substitution agreement with respect to any Mortgage File if no such documents appear in the Mortgage File delivered to the Custodian.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                                   WELLS FARGO BANK, NATIONAL
                                                   ASSOCIATION, as Custodian


                                                   By:_______________________
                                                   Name:
                                                   Title:

                                   EXHIBIT TWO

                      FORM OF CUSTODIAN FINAL CERTIFICATION



                                                   _______, 20__



HSBC Bank USA                                Homestar Mortgage Acceptance Corp.
452 Fifth Avenue                             W. 115 Century Road
New York, New York 10018                     Paramus, New Jersey 07652


         Attention: Homestar Mortgage Acceptance Corp.,
         HMAC Mortgage Trust 2004-1, Mortgage Pass-Through Certificates, Series 2004-1

         Re: Custodial Agreement, dated as of March 5, 2004, by and among HSBC Bank USA, Homestar Mortgage Acceptance Corp. and Wells Fargo Bank, National Association relating to HMAC Mortgage Trust 2004-1, Asset- Backed Pass-Through Certificates, Series 2004-1
                  -------------------------------------------------------------

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement and subject to Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing with respect to each Mortgage Loan:

                  (i) the original Mortgage Note (including all riders thereto) bearing all intervening endorsements necessary to show a complete chain of endorsements from the original payee, endorsed "Pay to the order of _____without recourse", via original signature, and, if previously endorsed, signed in the name of the last endorsee by a duly qualified officer of the last endorsee. If the Mortgage Loan was acquired by the last endorsee in a merger, the endorsement must be by "[name of last endorsee], successor by merger to [name of the predecessor]." If the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by "[name of last endorsee], formerly known as [previous name].";

                  (ii) The original recorded Mortgage, noting the presence of the MIN of the Mortgage Loan and either language indicating that the Mortgage Loan is a MOM loan or if the Mortgage Loan was not a MOM loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon; provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation or such office as a matter of policy does not return the original of such document or if such original Mortgage has been lost, the Seller shall include or cause to be included a copy thereof certified by the appropriate recording office, if available;

                  (iii) the original Assignment of Mortgage in blank, in form and substance acceptable for recordation in the jurisdiction in which the related mortgage property is located and signed in the name of the Last Endorsee by an authorized officer; unless the Mortgage Loan is registered on the MERS system;

                  (iv) The original intervening Assignments, if any and if available, with evidence of recording thereon, showing an unbroken chain of title to the Mortgage from the originator thereof to Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System); provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation or such office as a matter of policy does not return the original of such document, the Seller shall include or cause to be included a copy thereof certified by the appropriate recording office, if available;

                  (v) The originals of each assumption, modification or substitution agreement, if any and if available, relating to the Mortgage Loan; and

                  (vi) the original title insurance policy, or, if such policy has not been issued, any one of an original or a copy of the preliminary title report, title binder or title commitment on the Mortgaged Property with the original policy of the insurance to be delivered promptly following the receipt thereof;

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement or in the Pooling and Servicing Agreement, as applicable.

                                                    WELLS FARGO BANK, NATIONAL
                                                    ASSOCIATION, as Custodian



                                                    By:_________________________
                                                    Name:_______________________
                                                    Title:______________________

                                    EXHIBIT O

                                   [RESERVED]

                                    EXHIBIT P

                        MORTGAGE LOAN PURCHASE AGREEMENT

                  This MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement"), dated as of March 1, 2004 "(the Cut-off Date"), is made between Home Star Mortgage Services LLC (the "Seller") and Homestar Mortgage Acceptance Corp. (the "Purchaser").

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, the Seller owns the Mortgage Loans indicated on the Mortgage Loan Schedule attached as Exhibit 1 hereto (the "Mortgage Loans"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the Mortgage Loans;

                  WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser (other than the servicing rights with respect thereto), and that the Seller make certain representations and warranties and undertake certain obligations with respect to the Mortgage Loans;

                  WHEREAS, pursuant to the terms of a Pooling and Servicing Agreement, to be dated as of the Cut-off Date (the "Pooling and Servicing Agreement"), among the Purchaser, as seller, HSBC Bank (USA), as trustee (the "Trustee") and Wells Fargo Bank, N.A., as master servicer and securities administrator (the "Master Servicer"), the Purchaser will issue Asset- Backed Pass-Through Certificates, Series 2004-1 (the "Certificates");

                  NOW, THEREFORE, inconsideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1. Definitions. For all purposes of this Mortgage Loan Purchase Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement. All other capitalized terms used herein shall have the meanings specified herein.

                                   ARTICLE II

                  SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

                  Section 2.1. Sale of Mortgage Loans.

                  (a) The Seller, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse but subject to the terms of this Agreement, (i) all of its right, title and interest in the Mortgage Loans identified on Exhibit 1 as of the Closing Date, including the related Cut-off Date Principal Balance, all interest accruing thereon on and after the Cut-off Date, and all collections of interest and principal due after the Cut-off Date, other than the servicing rights with respect thereto, (ii) the Seller's interest in any insurance policies (including the Radian Lender-Paid PMI Policy) and (iii) all proceeds of the foregoing.

                  (b) In connection with any transfer pursuant to this Section 2.1, the Seller agrees (i) to cause the books and records of the Seller to indicate that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement, (ii) to deliver to the Purchaser the Mortgage Loan Schedule which is attached as Exhibit 1 to this Agreement, and to the Pooling and Servicing Agreement, as which is incorporated by reference herein and (iii) to deliver to the Purchaser and the Trustee any required information with respect to the Radian Lender-Paid PMI Policy with respect to the Radian Lender-Paid PMI Policy Loans.

                  (c) In connection with such conveyances by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with the Trustee, on or before the Closing Date, the following documents or instruments with respect to each Mortgage Loan:

                           (i) the original Mortgage Note (including all riders
                  thereto) bearing all intervening endorsements necessary to show a complete chain of endorsements from the original payee, endorsed "Pay to the order of _____without recourse", via original signature, and, if previously endorsed, signed in the name of the last endorsee by a duly qualified officer of the last endorsee or, with respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit. If the Mortgage Loan was acquired by the last endorsee in a merger, the endorsement must be by "[name of last endorsee], successor by merger to [name of the predecessor]." If the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by "[name of last endorsee], formerly known as [previous name]." Within 30 days after the Closing Date, the Company shall endorse or cause to be endorsed the Mortgage Note in the name of "HSBC Bank USA, as trustee under the Pooling and Servicing Agreement relating to Homestar Mortgage Acceptance Corp., Asset-Backed Pass-Through Certificates, Series 2004-1" for each Mortgage Note;

                           (ii) The original recorded Mortgage, noting the
                  presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon; provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation or such office as a matter of policy does not return the original of such document or if such original Mortgage has been lost, the Seller shall include or cause to be included a copy thereof certified by the appropriate recording office, if available;

                           (iii) unless the Mortgage Loan is registered on the
                  MERS(R) System, an original duly executed Assignment of the Mortgage in recordable form from the Seller or the originator, as applicable, to "HSBC Bank (USA), as trustee under the Pooling and Servicing Agreement relating to Homestar Mortgage Acceptance Corp., Asset-Backed Pass-Through Certificates, Series 2004-1";

                           (iv) The original intervening Assignments, if any and
                  if available, with evidence of recording thereon, showing an unbroken chain of title to the Mortgage from the originator thereof to Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN); provided that if such document is not included because of a delay by the public recording office where such document has been delivered for recordation or such office as a matter of policy does not return the original of such document, the Seller shall include or cause to be included a copy thereof certified by the appropriate recording office, if available;

                           (v) The originals of each assumption, modification or
                  substitution agreement, if any and if available, relating to the Mortgage Loan; and

                           (vi) the original title insurance policy, or, if such
                  policy has not been issued, any one of an original or a copy of the preliminary title report, title binder or title commitment on the Mortgaged Property with the original policy of the insurance to be delivered promptly following the receipt thereof;

         The Seller need not cause to be recorded any Assignment in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Seller to the Trustee, the NIMS Insurer, if any, and the Rating Agencies, the recordation of such Assignment is not necessary to protect the Trustee's interest in the related Mortgage Loan; provided, however, notwithstanding the delivery of any Opinion of Counsel, each Assignment shall be submitted for recording by the Seller, at no expense to the Trust or the Trustee, upon the earliest to occur of: (i) reasonable direction by the Holders of Certificates evidencing at least 25% of the Voting Rights or the NIMS Insurer, if any, (ii) the occurrence of a Event of Default under the Pooling and Servicing Agreement, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Seller, (iv) the occurrence of a servicing transfer as described in Section 7.02 of the Pooling and Servicing Agreement and (v) if the Seller is not the Master Servicer, the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage. Upon (a) receipt of written notice from the Trustee that recording of the Assignments is required pursuant to one or more of the conditions set forth in the preceding sentence, the Seller shall be required to deliver such Assignments for recording as provided above, promptly and in any event within 30 days following receipt of such notice. The Seller shall furnish the Trustee, or its designated agent, with a copy of each Assignment submitted for recording. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly have a substitute Assignment prepared or have such defect cured, as the case may be, and thereafter cause each such Assignment to be duly recorded.

                  To the extent an Assignment referred to in clause (c)(iii) above is required to be recorded (including, without limitation, Assignments for states which are not covered by the Opinion of Counsel in the prior paragraph), the Seller at its own expense shall complete and submit it for recording in the appropriate public office for real property records, with such Assignment completed in favor of the Trustee. While such Assignment to be recorded is being recorded, the Trustee shall retain a photocopy of such Assignment. If any Assignment is lost or returned unrecorded to the Trustee because of any defect therein, the Seller is required to prepare a substitute Assignment or cure such defect, as the case may be, and the Seller shall cause such substitute Assignment to be recorded in accordance with this paragraph.

                  Notwithstanding anything to the contrary contained in this
Section 2.1, in those instances where the public recording office retains the original Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of such Mortgage certified by the public recording office to be a true and complete copy of the recorded original thereof.

                  If any Assignment is lost or returned unrecorded to the Trustee because of any defect therein, the Seller shall prepare a substitute Assignment or cure such defect, as the case may be, and the Seller shall cause such Assignment to be recorded in accordance with this section.

                  If a defect in any Mortgage File is discovered which materially and adversely affects the value of the related Mortgage Loan, or the interests of the Certificateholders in such Mortgage Loan, including if any document required to be delivered to the Trustee has not been delivered (provided that a Mortgage File will not be deemed to contain a defect for an unrecorded Assignment under clause (iii) above if the Seller has submitted such Assignment for recording pursuant to the terms of the following paragraph), the Seller shall either (i) purchase such Mortgage Loan from the Trust Fund at the Purchase Price within 90 days after the date on which the Seller was notified of such defect; provided, that if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered, or cure such defect, or (ii) substitute a Qualified Substitute Mortgage Loan for the related Mortgage Loan upon the same terms and conditions set forth in Section 3.1 hereof for substitutions.

                  The Seller shall exercise its best reasonable efforts to deliver or cause to be delivered to the Custodian on behalf of the Trustee within 120 days of the Closing Date, with respect to the Mortgage Loans, the original or a photocopy of the title insurance policy with respect to each such Mortgage Loan assigned to the Purchaser pursuant to this Section 2.1.

                  In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Seller further agrees that it will cause, at the Seller's own expense, as of the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Seller and the Purchaser further agree that they will not, and will not permit the Master Servicer to, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

                  The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing and hereafter created, conveyed to it pursuant to this Section 2.1, other than with respect to servicing rights with respect to the Mortgage Loans. In addition to the foregoing, on the Closing Date the Seller assigns to the Purchaser all of its right, title and interest in the Servicing Agreements.

                  (c) The parties hereto intend that the transaction set forth herein constitutes a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Mortgage Loans (other than with respect to the related servicing rights) and other property as and to the extent described above. In the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans (other than with respect to the related servicing rights) and such other property, to secure all of the Seller's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Delaware (which shall have been submitted for filing as of the Closing Date with respect to the aggregate Stated Principal Balance of the Mortgage Loans), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the Purchaser's interests in each Mortgage Loan and the proceeds thereof.

                  Section 2.2. Payment of Purchase Price for the Mortgage Loans.

                  (a) The purchase price for the Mortgage Loans (other than with respect to the servicing rights thereto) shall be the sum of (1) $307,236,517.00 and (2) a 100% Percentage Interest in the Class P, Class C and Class R Certificates.

                  (b) In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser shall
         (1) pay to the Seller on the Closing Date by wire transfer of immediately available funds to a bank account designated by the Seller, the amount specified above in clause (a)(1) and (2) cause the transfer to the Seller of the Certificates in clause (a)(2).

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES FOR BREACH

                  Section 3.1. Seller Representations and Warranties. The Seller hereby represents and warrants to the Purchaser as of the Closing Date (or if otherwise specified below, as of the date so specified) that:

                  (a) with respect to the Seller:

                           (i) the Seller is a limited liability company duly
                  organized, validly existing and in good standing under the laws of the State of Delaware;

                           (ii) the Seller has full corporate power to own its
                  property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                           (iii) the execution and delivery by the Seller of
                  this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                           (iv) the execution, delivery and performance by the
                  Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

                           (v) this Agreement has been duly executed and
                  delivered by the Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

                           (vi) to the best of the Seller's knowledge, there are
                  no actions, litigation, suits or proceedings pending or threatened against the Seller before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller if determined adversely to the Seller would reasonably be expected to materially and adversely affect the Seller's ability to perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement; and

                           (vii) the Seller's chief executive office and
                  principal place of business are located in the County of Bergen in the State of New Jersey; and

         (b) with respect to the Mortgage Loans:

                  (i) as of the Cut-off Date, the information set forth in the Mortgage Loan Schedule hereto is true and correct in all material respects;

                  (ii) immediately prior to the transfer to the Purchaser, the Seller was the sole owner and holder of, and had good title to, each Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, the Mortgage Loans and Mortgage Notes were not subject to any assignment or pledge, and the Seller has full right and authority to sell or assign the same pursuant to this Agreement;

                  (iii) no selection procedure reasonably believed by the Seller to be adverse to the interests of the Certificateholders or the Trust was utilized in selecting the Mortgage Loans;

                  (iv) each Mortgage Loan constitutes a "qualified mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1);

                  (v) the information set forth under the caption "The Mortgage Pool--General" and "--Mortgage Loan Characteristics" in the Prospectus Supplement is true and correct in all material respects;

                  (vi) as of the Cut-off Date, no Mortgage Loan is 30 or more days past due. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage;

                  (vii) there are no delinquent taxes or assessment liens against the related Mortgaged Property;

                  (viii) no default, breach, violation or waiver exists under the mortgage documents, and no modifications to the mortgage documents have been made that have not been reflected in the Mortgage Loan Schedule;
                  (ix) all buildings upon, or comprising part of, the Mortgaged Property are insured by an insurer acceptable to Fannie Mae and Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, and such insurer is licensed to do business in the state where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming the originator, its successors and assigns as mortgagee and Seller has received no notice that all premiums thereon have not been paid. The amount of the Mortgage Loan covered by these insurance policies is in accordance with the standards of Fannie Mae or Freddie Mac. If upon origination of the Mortgage Loan, the Mortgaged Property was, or was subsequently deemed to be, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), which require under applicable law that a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration (or any successor thereto) be obtained, such flood insurance policy is in effect which policy is with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the principal balance of the related Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense and, on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to obtain reimbursement therefor from the Mortgagor;

                  (x) all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the state wherein the Mortgaged Property is located;

                  (xi) as of the date of transfer of the Mortgage Loans, there is no mechanics' lien or claim for work, labor or material affecting the Mortgaged Property except those which are insured against by the title insurance policy;

                  (xii) as of the date of the transfer of the Mortgage Loans to the Purchaser, there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, and, to the best of the Seller's knowledge or the knowledge of the related servicer, no such offset, defense or counterclaim has been asserted with respect thereto;

                  (xiii) as of the Closing Date, the physical property subject to any Mortgage is free of material damage and is in good repair and, to the best of the Seller's knowledge or the knowledge of the related servicer, there is no proceeding for the total or partial condemnation thereof and no eminent domain proceedings are pending;

                  (xiv) No foreclosure proceedings are pending against the Mortgaged Property and the Mortgage Loan is not subject to any pending bankruptcy or insolvency proceeding, and to the best of the Seller's knowledge or the knowledge of the related servicer, no material litigation or lawsuit relating to the Mortgage Loan is pending;

                  (xv) all improvements which were considered in determining the appraised value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

                  (xvi) at the time of origination, no improvement located on or being part of the Mortgaged Property was in violation of any applicable zoning and subdivision laws or ordinances;

                  (xvii) to the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

                  (xviii) as of the origination date of each Mortgage Loan, the related Mortgaged Property is lawfully permitted to be occupied under applicable law;

                  (xix) each Mortgage Loan is and will be a mortgage loan arising out of the originator's practice in accordance with the underwriting guidelines of the related originator. The Seller has no knowledge of any fact that should have led it to expect at the time of the initial creation of an interest in the Mortgage Loan that such Mortgage Loan would not be paid in full when due;

                  (xx) each original Mortgage has been recorded or is in the process of being recorded in the appropriate jurisdictions wherein such recordation is required to perfect the lien thereof for the benefit of the Trust Fund;

                  (xxi) if an Assignment is included in the Mortgage File, such Assignment is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

                  (xxii) the related Mortgage File contains each of the documents and instruments specified;

                  (xxiii) the Mortgage Loans are being serviced according to the guidelines of the applicable servicer;

                  (xxiv) the Mortgage Note and the Mortgage have not been altered or modified in any material respect, except by a written instrument which has been recorded, and the substance of any such alteration or modification has been approved by the title insurer, to the extent required by the related policy. No instrument of alteration or modification has been executed by the Seller or any other person in the chain of title from the Seller, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer;

                  (xxv) the Mortgage has not been satisfied, subordinated, rescinded or canceled, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, subordination, rescission, cancellation or release;

                  (xxvi) a lender's title policy or binder, or other assurance of title insurance customary in a form acceptable to Fannie Mae or Freddie Mac was issued at origination and each policy or binder is valid and remains in full force and effect;

                  (xxvii) The Mortgaged Property consists of a contiguous parcel of real property with single-family residence erected thereon, or a two- to four- family dwelling, or an individual condominium unit, or an individual unit in a planned unit development or a DE MINIMIS planned unit development. To the best of the Seller's knowledge, the Mortgaged Property does not consist of any of the following property types: (a) co-operative units, (b) mobile homes and (c) manufactured homes (as defined in the Fannie Mae Originator- Servicer's Guide), except when the appraisal indicates that the home is of comparable construction to a stick or beam construction home, is readily marketable, has been permanently affixed to the site and is not in a mobile home "park." The Mortgaged Property is either a fee simple estate or a residential lease. If any of the Mortgage Loans are secured by a leasehold interest, with respect to each leasehold interest: the use of leasehold estates for residential properties is an accepted practice in the area where the related Mortgaged Property is located; residential property in such area consisting of leasehold estates is readily marketable; the lease is recorded and no party is in any way in breach of any provision of such lease; the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

                  (xxviii) either (a) the Mortgage File contains an appraisal of the related Mortgaged Property which satisfied the standards of Fannie Mae and Freddie Mac and was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae and Freddie Mac or (b) with respect to no more than 0.49% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, the Mortgage File contains an "automated valuation" in accordance with the underwriting standards of the related originator. Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;

                  (xxix) in the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (xxx) none of the Mortgage Loans are "buydown" mortgage loans or graduated payment mortgage loans;

                  (xxxi) the Mortgage is a legal, valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property, if any, subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not materially and adversely affect the Appraised Value of the Mortgaged Property and (3) other matters to which like properties are commonly subject which do not materially and adversely affect the benefits of the security intended to be provided by the Mortgage. The Seller has full right to sell and assign the Mortgage to the Purchaser;

                  (xxxii) the related Mortgage Note and Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). All parties to the Mortgage Note and

         Mortgage had legal capacity to execute the Mortgage Note and Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

                  (xxxiii) each Mortgagor who is a party to the Mortgage Note is a natural person;

                  (xxxiv) each Mortgage Loan was originated or purchased by (a) a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority (or originated by (i) a subsidiary of any of the foregoing institutions which subsidiary is actually supervised and examined by applicable regulatory authorities or (ii) a mortgage loan correspondent of any of the foregoing and that was originated pursuant to the criteria established by any of the foregoing) or (b) a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, as amended, in each case within the meaning of Section 3(a)(41)(A)(ii) of the Exchange Act;

                  (xxxv) no proceeds from any Mortgage Loan were used to purchase single premium credit life, disability, accident or health insurance policies, as a condition to closing such Mortgage Loan;

                  (xxxvi) each servicer of a Mortgage Loan has accurately and fully reported its borrower credit files to at least one credit repository in a timely manner;

                  (xxxvii) the proceeds of each Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursement from any escrow funds therefore have been complied with;

                  (xxxviii) the related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (1) in the case of Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure;

                  (xxxix) there exist no deficiencies with respect to escrow deposits and payment, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the related Mortgage Note;

                  (xl) the Mortgage contains an enforceable provision (or the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the even that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder, except as may be limited by applicable law;

                  (xli) each Mortgage Note is comprised of one original promissory note and each such promissory note constitutes an "instrument" for purposes of section 9- 102(a)(65) of the Uniform Commercial Code;

                  (xlii) There was no fraud involved in the origination of the Mortgage Loan by the mortgagee or by the Mortgagor, any appraiser or any other party involved in the origination of the Mortgage Loan;

                  (xliii) with respect to each adjustable-rate Mortgage Loan, all adjustment to the Mortgage Rate and monthly payment have been done in accordance with the terms of the related Mortgage Note;

                  (xliv) all requirements of any federal, state or local law (including usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure or recording, predatory and abusive lending laws) applicable to the acquisition, origination and servicing of such Mortgage Loan have been complied with in all material respects;

                  (xlv) none of the Mortgage Loans are (a) loans subject to 12 CFR Part 226.31, 12 CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation implementing TILA, which implements the Home Ownership and Equity Protection Act of 1994, as amended ("HOEPA"), (b) loan subject to, or in violation of, any applicable state or local law, ordinance or regulation similar to HOEPA or (c) classified and/or defined as a "high cost home loan" under any federal, state or local law or ordinance or regulation;

                  (xlvi) no Mortgage Loan that is secured by a Mortgaged Property located in the State of Georgia was originated on or after October 1, 2002 and before March 7, 2003;

                  (xlvii) none of the Mortgage Loans secured by Mortgaged Property in the States of Georgia, New York, Arkansas, Kentucky and Florida is a "high cost home loan" as defined in the Georgia Fair Lending Act, as amended (the "Georgia Act"), the Arkansas Home Loan Protection Act, as amended (the "Arkansas Act"), Kentucky Revised Statutes ss.360.100, as amended (the "Kentucky Act"), the Florida Home Loan Protection Act ss.494.007 (the "Florida Act"), and the New York Predatory Lending Law, codified as N.Y. Banking Law ss.6-I, N.Y. Gen. Bus. Law ss.771-a, and N.Y. Real Prop. Acts Law ss.1302 (together, the "New York Act"), respectively;

                  (xlviii) none of the Mortgage Loans are subject to the New York Act; none of the Mortgage Loans secured by Mortgaged Property in the District of Columbia is a "covered loan" as defined in the District of Columbia Home Loan Protection Act ss.26-1151.01 (the "D.C. Act"); none of the Mortgage Loans secured by Mortgaged Property in Maine is a "high-rate, high-fee mortgage" as defined in Maine Consumer Credit Code -- Truth In Lending ss.8-103 (the "Maine Act"); none of the Mortgage Loans secured by Mortgaged

         Property in Nevada is a "home loan" as defined in Nevada Revised Statutes title 52, as amended by Assembly Bill No. 284, 72nd Session (Nevada 2003) (the "Nevada Act"); and all the Mortgage Loans that are subject to the Georgia Act, the New York Act, the Arkansas Act, the Kentucky Act, the Florida Act, the D.C. Act, the Maine Act and the Nevada Act comply with the requirements of each such legislation; and

                  (xlix) the information set forth in the Mortgage Loan Schedule with respect to the Prepayment Charges is true and correct in all material respects and each Prepayment Charge is enforceable and was originated in compliance with all applicable federal, state, and local laws.

                  It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive the sale of the Mortgage Loans from the Seller to the Purchaser and shall inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. It is understood by the parties hereto that a breach of the representations and warranties made Section 3.1(b)(xliv), (xlv),
(xlvi), (xlvii), (xlviii) or (xlix) will be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Purchaser.

                  Upon discovery or receipt of notice by the Seller, the Purchaser or the Trustee of a breach of any representation or warranty of the Seller set forth in clause (b) above which breach materially and adversely affects the value of the Mortgage Loans or the interests of the Purchaser, the Certificateholders or the Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. In the case of any such breach of a representation or warranty set forth in clause (b) above, the Seller shall, within 90 days from the date that the Seller was notified or otherwise obtained knowledge of such breach, either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price; provided that if such breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; and provided, further, that (A) in the case of a breach of the representation and warranty concerning the Mortgage Loan Schedule contained in clause (b)(i), if such breach relates to any field on the Mortgage Loan Schedule which identifies any Prepayment Charge or (B) in the case of a breach of representation (xlix) or the unenforceability of any Prepayment Charge due to subsequent changes in law, then, in each case, in lieu of purchasing such Mortgage Loan from the Trust Fund at the Purchase Price, the Seller shall pay the amount of the Prepayment Charge (net of any amount previously collected by or paid to the Trust Fund in respect of such Prepayment Charge), and the Seller shall have no obligation to repurchase (or, as detailed below, substitute for) such Mortgage Loan. However, subject to the approval of the Purchaser, the Seller shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such substitution must occur within 90 days from the date the breach was discovered if such 90 day period expires before two years following the Closing Date. If the Seller fails to repurchase or substitute for the affected Mortgage Loan, the Seller shall repurchase or substitute for such Mortgage Loan. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this Section 3.1 was the representation set forth in clause (xliv), (xlv), (xlvi), (xlvii) or (xlviii) of this Section 3.1(b), then the Seller shall pay to the Trust Fund, concurrently with and in addition to the remedies provided in the third preceding sentence, an amount equal to any liability, penalty or the expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. The obligations of the Seller to cure, purchase or substitute a Qualified Substitute Mortgage Loan shall constitute the Purchaser's, the Trustee's and the Certificateholders' sole and exclusive remedy under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans.

                  In the event that the Seller elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 3.1(b), the Seller shall deliver to the Trustee and the Master Servicer, as appropriate, with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by
Section 2.1, with the Mortgage Note endorsed as required by Section 2.1. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution, to the extent received by the Master Servicer, will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Distribution Date. After the month of substitution, the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. Upon such substitution, the Mortgage Loan Schedule shall be amended to reflect the addition of the Qualified Substituted Mortgage Loan or Loans, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made the non-statistical representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in Section 3.1(b) as of the date of substitution.

                  In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to Certificateholders in the month of substitution). The Seller shall provide the Master Servicer on the day of substitution for immediate deposit into the Custodial Account the amount of such shortfall, without any reimbursement therefor. The Seller shall give notice in writing to the Trustee and the NIMS

Insurer, if any, of such event, which notice shall be accompanied by an Officers Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on any REMIC created pursuant to the Pooling and Servicing Agreement 2 including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC created pursuant to the Pooling and Servicing Agreement to fail to qualify as a REMIC at any time that any Certificate is outstanding. The costs of any substitution as described above, including any related assignments, opinions or other documentation in connection therewith shall be borne by the Seller.

                  Any cause of action against the Seller or relating to or arising out of a breach by the Seller of any representations and warranties made in clause (b) above shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Seller or notice thereof by the party discovering such breach and (ii) failure by the Seller to cure such breach, purchase such Mortgage Loan or substitute a Qualified Substitute Mortgage Loan pursuant to the terms hereof.

                  Section 3.2. The Purchaser's Representations and Warranties. The Purchaser hereby represents and warrants to the Seller as of the Closing Date (or if otherwise specified below, as of the date so specified) that:

                  (a) the Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) the Purchaser has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (c) the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the certificate of incorporation or by-laws of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (d) the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

                  (e) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

                  (f) except as previously disclosed to the Purchaser in the Prospectus Supplement, there are no actions, suits or proceedings pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser if determined adversely to the Purchaser or would reasonably be expected to materially and adversely affect the Purchaser's ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.


                                   ARTICLE IV

                               SELLER'S COVENANTS

                  Section 4.1. Covenants of the Seller. The Seller hereby covenants that, except for the transfer hereunder with respect to the Mortgage Loans, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on, any Mortgage Loan, whether now existing or hereafter created, or any interest therein (other than the servicing rights with respect thereto); the Seller will notify the Trustee, as assignee of the Purchaser, of the existence of any Lien (other than as provided above) on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trustee, on behalf of the Trust Fund, in, to and under the Mortgage Loans, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

                                    ARTICLE V

                      LIMITATION ON LIABILITY OF THE SELLER

                  Section 5.1. Limitation on Liability of the Seller. None of the directors, officers, employees or agents of the Seller shall be under any liability to the Purchaser hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement. Except as and to the extent expressly provided in the Pooling and Servicing Agreement, the Custodial Agreement and this Agreement, the Seller shall not be under any liability to the Trust Fund, the Trustee or the Certificateholders thereunder. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder.

                                   ARTICLE VI

                                   TERMINATION

                  Section 6.1. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate upon the termination of the Trust Fund pursuant to the terms of the Pooling and Servicing Agreement.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

                  Section 7.1. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser, with the consent of the NIMS Insurer, if any, by written agreement signed by the Seller and the Purchaser.

                  Section 7.2. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 7.3. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

                           (i) if to the Seller:

                               Home Star Mortgage Services LLC
                               W. 115 Century Road
                               Paramus, New Jersey 07652
                               Attention: General Counsel

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

                           (ii) if to the Purchaser:

                                Homestar Mortgage Acceptance Corp.
                                W. 115 Century Road
                                Paramus, New Jersey 07652
                                Attention: General Counsel

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

                  Section 7.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever. then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 7.5. Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller shall be rendered as an independent contractor and not as agent for the Purchaser.

                  Section 7.6. Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts together shall constitute one and the same Agreement.

                  Section 7.7. Survival. The representations and warranties made herein by the Seller and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

                  Section 7.8. Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement. Each of the Purchaser and the Seller agrees to use its best reasonable efforts to take all actions necessary to be taken by it to cause the Certificates to be issued and rated in the highest rating category by each of the Rating

Agencies, with the Certificates to be offered pursuant to the Purchaser's shelf registration statement, and each party will cooperate with the other in connection therewith.

                  Section 7.9. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans (other than the servicing rights with respect thereto), rather than a loan by the Purchaser to the Seller secured by the Mortgage Loans. Accordingly, the parties hereto each intend to treat this transaction with respect to the Mortgage Loans for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans (other than the servicing rights with respect thereto). The Purchaser will have the right to review the Mortgage Loans and the Related Documents to determine the characteristics of the Mortgage Loans which will affect the federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

                  Section 7.10. Successors and Assigns; Assignment of Purchase Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the NIMS Insurer, if any, and their respective successors and assigns. The NIMS Insurer, if any, shall be a third-party beneficiary hereof and may enforce the terms hereof as if a party hereto. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser, which consent shall be at the Purchaser's sole discretion. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of assigning the Mortgage Loans to the Trustee, on behalf of the Trust Fund, for the benefit of the Certificateholders. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trustee, on behalf of the Trust Fund of all of the Purchaser's rights against the Seller pursuant to this Agreement and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Purchaser. Such enforcement of a right or remedy by the Trustee, on behalf of the Trust Fund, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.


                                            HOMESTAR MORTGAGE ACCEPTANCE CORP.
                                                     as Purchaser


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            HOME STAR MORTGAGE SERVICES LLC
                                                     as Seller


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                    Exhibit 1

                             MORTGAGE LOAN SCHEDULE

                            [AVAILABLE UPON REQUEST]




                                      P-23